UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund:	BlackRock Funds III
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Treasury
BlackRock LifePath® Dynamic 2025 Fund
BlackRock LifePath® Dynamic 2030 Fund
BlackRock LifePath® Dynamic 2035 Fund
BlackRock LifePath® Dynamic 2040 Fund
BlackRock LifePath® Dynamic 2045 Fund
BlackRock LifePath® Dynamic 2050 Fund
BlackRock LifePath® Dynamic 2055 Fund
BlackRock LifePath® Dynamic 2060 Fund
BlackRock LifePath® Dynamic 2065 Fund
BlackRock LifePath® Dynamic Retirement Fund
BlackRock LifePath® Index 2025 Fund
BlackRock LifePath® Index 2030 Fund
BlackRock LifePath® Index 2035 Fund
BlackRock LifePath® Index 2040 Fund
BlackRock LifePath® Index 2045 Fund
BlackRock LifePath® Index 2050 Fund
BlackRock LifePath® Index 2055 Fund
BlackRock LifePath® Index 2060 Fund
BlackRock LifePath® Index 2065 Fund
BlackRock LifePath® Index Retirement Fund
iShares MSCI Total International Index Fund
iShares Russell 1000 Large-Cap Index Fund
iShares S&P 500 Index Fund
iShares U.S. Aggregate Bond Index Fund

Master Investment Portfolio
Diversified Equity Master Portfolio
International Tilts Master Portfolio
Large Cap Index Master Portfolio
Money Market Master Portfolio
S&P 500 Index Master Portfolio
Total International ex U.S. Index Master Portfolio
Treasury Money Market Master Portfolio
U.S. Total Bond Index Master Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and Master Investment Portfolio, 50 Hudson Yards, New York, NY 10001

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2023

Date of reporting period: 06/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds III

•  BlackRock Cash Funds: Institutional

•  BlackRock Cash Funds: Treasury

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Money Market Overview For the 6-Month Period Ended June 30, 2023

Market Review

During the period ended June 30, 2023, over the course of four meetings, the Federal Open Market Committee (the “FOMC”, “Committee”, or “the Fed”), increased the range of the Federal Funds target rate from 1.50%-1.75% in June 2022 to 5.00%-5.25% in May 2023. The FOMC left the federal funds target rate unchanged in June 2023, maintaining the current range of 5.00% to 5.25%. The vote was unanimous. This action represented the first meeting since “liftoff” commenced in March 2022 that no action was taken by the Committee on the federal funds target rate. In a statement released in conjunction with the meeting, the Committee again noted it “remains highly attentive to inflation risks” whilst acknowledging that “tighter credit conditions for households and businesses are likely to weigh on economic activity, hiring and inflation.” In line with this, the FOMC added that keeping the target range unchanged would give them the flexibility to adjust rates based on incoming data but modified their guidance for the monetary policy noting that “additional policy firming may be appropriate”.

Economic conditions in the United States began to show signs of moderation in the first two quarters of 2023 and several key barometers indicated that the Fed’s rate hikes were starting to effect the economy: the unemployment rate was 3.6% in June 2023 (after hitting a historic low of 3.4% in April) and the consumer price index (“CPI”) started the year at 6.4% but decreased to 4.9% by the end of Q2 2023. The Fed’s updated quarterly projections reflected higher growth and core personal consumption expenditures (“PCE”) inflation forecasts for 2023 at 1% and 3.9% respectively, along with expectations for unemployment to be lower in 2023 at 4.1% from 4.5% in March. The “dot plots” moved notably higher with the median terminal rate rising from 5.1% to 5.6% in 2023 along with the projection for the Fed Funds target to be higher at the end of the two-year forecast period.

In June 2023, the FOMC added that keeping the target range unchanged would enable it “to assess additional information and its implications for monetary policy.” The Committee also modified previous guidance for its rate path, noting that “in determining the extent of additional policy firming that may be appropriate” to reduce inflation to its 2% objective, it will consider various factors including the amount of tightening so far and the lagged effects of monetary policy. The FOMC again noted it would continue reducing its holdings of Treasury securities, agency debt and agency mortgage-backed securities as delineated in its Plans for Reducing the Size of the Federal Reserve’s Balance Sheet released in conjunction with the May 4, 2022 FOMC meeting.

For the first two quarters of 2023, markets were highly focused on the U.S. debt-ceiling negotiations, stresses in the banking sector and the path of monetary policy. Given insufficient near-term T-bill supply (up until the U.S. debt-ceiling resolution) and uncertainty surrounding the Fed’s hiking path, daily utilization of the Fed’s reverse repurchase agreement (“RRP”) remained high, averaging $2.16 trillion per day. In June 2023, the RRP facility held a balance of over $2.03 trillion. The secured overnight financing rate (“SOFR”) — a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities — continued to rise as the Fed increased rates. SOFR closed June 2023 at 5.09% and has averaged 4.73% for the first half of the year.

The 3-month London Inter-bank Offered Rate (“LIBOR”), which started the year at 4.78%, trended upward in the first half of 2023, ending June at 5.22%. The 3-month LIBOR-Overnight Indexed Swap spread (“L-OIS”) — a gauge of stress in the financial system — hit a year-to-date low of -0.05% in March 2023 following news of stressed liquidity in regional banks and averaged 0.18% for the first two quarters of the year. Industry-wide money market mutual funds (“MMFs”) experienced net inflows of approximately $635 billion during Q1 and Q2 2023. Of this, assets of prime and municipal MMFs experienced $146 billion and $1 billion of inflows, respectively, while government MMFs rose $488 billion.

Portfolio Review

The prevailing investment themes in 2022 included the path of monetary policy by the FOMC and other central banks, the U.S. debt-ceiling, and stresses in the banking sector. Yields across the balance of the Treasury curve rose as the Fed delivered rate hikes in an attempt to quell inflation. Since the beginning of this rate hiking cycle, we have preferred a below-neutral profile across our government funds. We continue to remain selective with respect to adding duration until we see more policy certainty from the central bank.

Approaching quarter-end, the market approached an inflection point. While Chair Powell and other Committee members continue to push a “hawkish” narrative, we believe that market yields toward the back-half of 2023 show that markets are no longer expecting the Fed to cut rates this year. This contrasts expectations of cuts in 2023 that markets held earlier this year.

Outlook

A short-term outlook for inflation above the FOMC’s preferred range and “hawkish” rhetoric from officials suggests increases in the target range for the federal funds rate further into “restrictive territory” are possible through at least the third quarter of 2023. The market has been in a near constant state of repricing since the FOMC first lifted rates off the zero lower bound. Pricing volatility should persist at least until the path of monetary policy becomes more clear.

In 2022, T-bill supply declined by $41 billion, with no material relief anticipated going into 2023, as the United States began nearing the debt ceiling limit. This insufficient supply, coupled with a cohort of investors with elevated levels of cash who lacked access to the Fed’s RRP program, we believe, contributed to a generally strong demand for T-bills and dealer repurchase agreements. Upon the U.S. debt ceiling resolution, markets are expecting $1.4 trillion of new T-bill supply through year-end, with most issuance skewed towards the front end of the curve.

Eligible funds continued to utilize the Fed RRP throughout the period, as the overnight rate increased from 4.80% at the beginning of the quarter to 5.25% following the May 2023 FOMC rate hike. Compared to investments in treasury and agency obligations, the Fed RRP remained a compelling investment choice, in our opinion.

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023	BlackRock Cash Funds: Institutional

Investment Objective

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield

SL Agency	5.31%	5.31%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Expense Example

	Actual			Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio

SL Agency	$ 1,000.00	$ 1,024.70	$ 0.45	$ 1,000.00	$ 1,024.35	$ 0.45	0.09%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Money Market Master Portfolio (the “Master Portfolio”), the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Past performance is not an indication of future results.

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2023	BlackRock Cash Funds: Treasury

Investment Objective

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield

Institutional	5.06%	5.06%
SL Agency	5.09	5.09

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Expense Example

	Actual			Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,023.10	$ 0.60	$ 1,000.00	$ 1,024.20	$ 0.60	0.12%

SL Agency	1,000.00	1,023.30	0.45	1,000.00	1,024.35	0.45	0.09

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Treasury Money Market Master Portfolio (the “Master Portfolio”), the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Past performance is not an indication of future results.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

D I S C L O S U R E O F E X P E N S E S	7

Statements of Assets and Liabilities (unaudited)

June 30, 2023

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

ASSETS
Investments, at value — from the applicable Master Portfolio	$68,388,314,703	$16,665,360,776

Total assets	68,388,314,703	16,665,360,776

LIABILITIES
Payables:
Administration fees	1,325,895	856,137
Income dividend distributions	330,381,066	62,830,859
Professional fees	5,992	6,001

Total liabilities	331,712,953	63,692,997

Commitments and contingent liabilities

NET ASSETS	$68,056,601,750	$16,601,667,779

NET ASSETS CONSIST OF

Paid-in capital	$68,078,498,134	$16,605,774,444
Accumulated loss	(21,896,384)	(4,106,665)

NET ASSETS	$68,056,601,750	$16,601,667,779

NET ASSET VALUE

Institutional

Net assets	N/A	$5,391,493,937

Shares outstanding	N/A	5,392,645,134

Net asset value	N/A	$1.00

Shares authorized	N/A	Unlimited

Par value	N/A	No par value

SL Agency
Net assets	$68,056,601,750	$11,210,173,842

Shares outstanding	68,060,652,860	11,213,129,312

Net asset value	$0.9999	$1.00

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

See notes to financial statements.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended June 30, 2023

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

INVESTMENT INCOME
Net investment income allocated from the applicable Master Portfolio:
Interest — unaffiliated	$1,816,078,813	$465,289,971
Expenses	(36,169,037)	(9,829,261)
Fees waived	10,960,398	3,007,346

Total investment income	1,790,870,174	458,468,056

FUND EXPENSES
Administration — class specific	7,185,250	2,544,137
Professional	5,424	5,411
Miscellaneous	2,394	—

Total expenses	7,193,068	2,549,548
Less:
Fees waived and/or reimbursed by the Administrator	(5,424)	(5,424)

Total expenses after fees waived and/or reimbursed	7,187,644	2,544,124

Net investment income	1,783,682,530	455,923,932

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	6,802	183,218
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,061,289)	—

Net realized and unrealized gain (loss)	(6,054,487)	183,218

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,777,628,043	$456,107,150

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	BlackRock Cash Funds: Institutional		BlackRock Cash Funds: Treasury
	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,783,682,530	$1,226,310,108	$455,923,932	$275,937,147
Net realized gain (loss)	6,802	377,973	183,218	(194,460)
Net change in unrealized appreciation (depreciation)	(6,061,289)	5,367,947	—	—

Net increase in net assets resulting from operations	1,777,628,043	1,232,056,028	456,107,150	275,742,687

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	—	(93,532,651)	(60,329,696)
SL Agency	(1,778,764,092)	(1,249,685,273)	(362,755,330)	(219,621,645)

Decrease in net assets resulting from distributions to shareholders	(1,778,764,092)	(1,249,685,273)	(456,287,981)	(279,951,341)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,269,783,309)	8,679,547,243	(1,949,388,324)	(4,616,524,316)

NET ASSETS
Total increase (decrease) in net assets	(6,270,919,358)	8,661,917,998	(1,949,569,155)	(4,620,732,970)
Beginning of period	74,327,521,108	65,665,603,110	18,551,236,934	23,171,969,904

End of period	$68,056,601,750	$74,327,521,108	$16,601,667,779	$18,551,236,934

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Institutional

	SL Agency

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$1.0000		$1.0003		$1.0006		$1.0004		$1.0001	$1.0001

Net investment income	0.0246		0.0178		0.0012		0.0078		0.0238	0.0206
Net realized and unrealized gain (loss)		(0.0001)	(0.0003	)(a)	(0.0003)		0.0002		0.0003	0.0000 (b)

Net increase from investment operations	0.0245		0.0175		0.0009		0.0080		0.0241	0.0206

Distributions(c)
From net investment income		(0.0246)	(0.0178)		(0.0012)		(0.0078)		(0.0238)	(0.0206)
From net realized gain	—		(0.0000	)(d)	(0.0000	)(d)	(0.0000	)(d)	—	—

Total distributions		(0.0246)	(0.0178)		(0.0012)		(0.0078)		(0.0238)	(0.0206)

Net asset value, end of period	$0.9999		$1.0000		$1.0003		$1.0006		$1.0004	$1.0001

Total Return(e)
Based on net asset value	2.47	%(f)	1.79%		0.09%		0.80%		2.43%	2.08%

Ratios to Average Net Assets
Total expenses	0.09	%(g)	0.09%		0.09%		0.09%		0.09%	0.09%

Total expenses after fees waived and/or reimbursed	0.09	%(g)	0.09%		0.09%		0.09%		0.09%	0.09%

Net investment income	4.96	%(g)	1.83%		0.11%		0.75%		2.36%	2.05%

Supplemental Data
Net assets, end of period (000)	$68,056,602		$74,327,521		$65,665,603		$60,592,423		$54,357,819	$47,238,155

(a)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(b)	Amount is less than $0.00005 per share.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Amount is greater than $(0.00005) per share.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Net investment income	0.0229		0.0155		0.0001		0.0040	0.0210		0.0175
Net realized and unrealized gain	0.0000	(a)	0.0000	(a)(b)	0.0000	(a)	0.0001	0.0000	(a)	0.0000 (a)

Net increase from investment operations	0.0229		0.0155		0.0001		0.0041	0.0210		0.0175

Distributions(c)
From net investment income		(0.0229)	(0.0155)		(0.0001)		(0.0040)	(0.0210)		(0.0175)
From net realized gain	—		(0.0000	)(d)	(0.0000	)(d)	(0.0001)	(0.0000	)(d)	—

Total distributions		(0.0229)	(0.0155)		(0.0001)		(0.0041)	(0.0210)		(0.0175)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Total Return(e)
Based on net asset value	2.31	%(f)	1.56%		0.01%		0.41%	2.12%		1.76%

Ratios to Average Net Assets
Total expenses	0.12	%(g)	0.12%		0.12%		0.12%	0.12%		0.12%

Total expenses after fees waived and/or reimbursed	0.12	%(g)	0.12%		0.06%		0.12%	0.12%		0.12%

Net investment income	4.66	%(g)	1.46%		0.00	%(h)	0.23%	2.06%		1.76%

Supplemental Data
Net assets, end of period (000)	$5,391,494		$4,071,845		$4,357,983		$9,011,269	$1,813,191		$1,182,627

(a)	Amount is less than $0.00005 per share.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Amount is greater than $(0.00005) per share.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Annualized.

(h)	Amount is less than 0.005%.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury (continued)

	SL Agency

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Net investment income	0.0230		0.0157		0.0001		0.0042	0.0213		0.0178
Net realized and unrealized gain	0.0000	(a)	0.0000	(a)(b)	0.0000	(a)	0.0001	0.0000	(a)	0.0000 (a)

Net increase from investment operations	0.0230		0.0157		0.0001		0.0043	0.0213		0.0178

Distributions(c)
From net investment income		(0.0230)	(0.0157)		(0.0001)		(0.0042)	(0.0213)		(0.0178)
From net realized gain	—		(0.0000	)(d)	(0.0000	)(d)	(0.0001)	(0.0000	)(d)	—

Total distributions		(0.0230)	(0.0157)		(0.0001)		(0.0043)	(0.0213)		(0.0178)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Total Return(e)
Based on net asset value	2.33	%(f)	1.58%		0.01%		0.43%	2.15%		1.79%

Ratios to Average Net Assets
Total expenses	0.09	%(g)	0.09%		0.09%		0.09%	0.09%		0.09%

Total expenses after fees waived and/or reimbursed	0.09	%(g)	0.09%		0.06%		0.09%	0.09%		0.09%

Net investment income	4.70	%(g)	1.60%		0.00	%(h)	0.37%	2.10%		1.78%

Supplemental Data
Net assets, end of period (000)	$11,210,174		$14,479,392		$18,813,987		$11,008,718	$10,620,209		$5,399,030

(a)	Amount is less than $0.00005 per share.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Amount is greater than $(0.00005) per share.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Annualized.

(h)	Amount is less than 0.005%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Cash Funds: Institutional	Institutional	Diversified
BlackRock Cash Funds: Treasury	Treasury	Diversified

Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). MIP is an affiliate of the Trust. Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of each Fund is directly affected by the performance of the Master Portfolios. At June 30, 2023, the percentage of each Master Portfolio owned by its corresponding Fund was as follows: Institutional owned 100% of Money Market Master Portfolio and Treasury owned 91.4% of Treasury Money Market Master Portfolio. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Institutional only offers SLAgency Shares and is only available for certain eligible investors. Treasury offers multiple classes of shares. Institutional, Select, SLAgency, Capital, Premium and Trust Shares are sold without a sales charge and only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, and differ principally with respect to administration fees.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

Treasury operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Institutional prices and transacts its shares at a net asset value (“NAV”) per share calculated to four decimal places, reflecting market-based values of its portfolio holdings (i.e., at a “floating” NAV).

With respect to Institutional, the Board is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from Institutional for up to 10 business days during a 90 day period, in the event that Institutional’s weekly liquid assets fall below certain thresholds.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from each Master Portfolio are accounted for on a trade date basis. The Funds record their proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that Institutional’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by Institutional for the benefit of Institutional’s remaining shareholders.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s policy is to value its financial instruments at fair value. Each Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Administrator, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Administrator has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. The Administrator is entitled to receive for these administrative services an annual fee based on the average daily net assets of each Fund as follows:

Fund Name	Capital		Institutional	Premium		Select		SL Agency	Trust

Institutional	N/A		N/A	N/A		N/A		0.02%	N/A

Treasury	0.07	%(a)	0.05%	0.10	%(a)	0.15	%(a)	0.02	0.38	%(a)

(a)	No shares outstanding as of June 30, 2023.

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. The Administrator may delegate certain of its administration duties to sub-administrators.

For the six months ended June 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	SL Agency	Total

Institutional	$—	$7,185,250	$7,185,250

Treasury	999,315	1,544,822	2,544,137

As of June 30, 2023, the only investors for the SL Agency Shares of Institutional are investment companies for which (i) BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), or an affiliate provides investment advisory or administration services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of Institutional. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional and Treasury.

Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Shareholders of Capital, Institutional, Premium, Select, SL Agency and Trust Shares of the Funds do not pay any fees for distribution services.

Expense Waivers and Reimbursements: The Administrator contractually agreed to waive a portion of its administration fees for the Select Shares of Treasury through June 30, 2024. After giving effect to such contractual expense waiver, the administration fees for the Select Shares of Treasury will be 0.13%.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. The Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through June 30, 2024. These amounts are included in fees waived and/or reimbursed by the Administrator in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator

Institutional	$5,424

Treasury	5,424

The Administrator has also voluntarily agreed to waive and/or reimburse a portion of their respective administration fees to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Administrator. The Administrator may discontinue the waiver and/or reimbursement at any time. With respect to Treasury, for the six months ended June 30, 2023, there were no fees waived and/or reimbursed by the Administrator under this agreement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (unaudited) (continued)

During the period ended June 30, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2022, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)

Treasury	$(194,460)

(a)	Amounts available to offset future realized capital gains.

6.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed for Institutional were transacted at each class’s floating NAV per share calculated to four decimal places.

Transactions in capital shares for each class of Institutional were as follows:

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Institutional
SL Agency
Shares sold	142,959,164,252	$143,019,680,925	340,532,789,595	$340,551,735,236
Shares issued in reinvestment of distributions	18,499	18,505	11,031	11,034
Shares redeemed	(149,226,384,304)	(149,289,482,739)	(331,851,421,519)	(331,872,199,027)

	(6,267,201,553)	$(6,269,783,309)	8,681,379,107	$8,679,547,243

	(6,267,201,553)	$(6,269,783,309)	8,681,379,107	$8,679,547,243

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share for Treasury.

Transactions in capital shares for each class of Treasury were as follows:

Fund Name / Share Class	Six Months Ended 06/30/23	Year Ended 12/31/22

Treasury
Institutional
Shares sold	12,374,512,138	36,268,615,974
Shares issued in reinvestment of distributions	92,323,558	59,074,614
Shares redeemed	(11,146,862,339)	(36,612,942,944)

	1,319,973,357	(285,252,356)

SL Agency
Shares sold	173,152,971,453	354,705,253,711
Shares issued in reinvestment of distributions	32,606,415	19,988,904
Shares redeemed	(176,454,939,549)	(359,056,514,575)

	(3,269,361,681)	(4,331,271,960)

	(1,949,388,324)	(4,616,524,316)

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Master Portfolio Information as of June 30, 2023

PORTFOLIO ALLOCATION

Money Market Master Portfolio	Percent of Net Assets

Certificates of Deposit	29.9%
Commercial Paper	22.7
Time Deposits	19.9
Repurchase Agreements	18.9
U.S. Treasury Obligations	3.1
Municipal Bonds	1.5
Corporate Bonds	0.8
U.S. Government Sponsored Agency Securities	0.7
Other Assets Less Liabilities	2.5

PORTFOLIO ALLOCATION

Treasury Money Market Master Portfolio	Percent of Net Assets

Repurchase Agreements	76.4%
U.S. Treasury Obligations	18.0
Other Assets Less Liabilities	5.6

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

Certificates of Deposit — 29.9%

Domestic — 2.8%
Bank of America NA 5.25%, 01/29/24	$100,000	$99,576,965
5.33%, 04/01/24(a)	165,000	164,685,932
5.40%, 11/15/23	188,000	187,808,056
5.56%, 01/16/24(a)	300,000	300,195,300
5.56%, 01/17/24(a)	50,000	50,032,750
5.76%, 07/08/24(a)	260,000	260,014,485
Citibank N.A. 4.16%, 08/25/23	135,000	134,726,800
4.16%, 09/01/23	64,000	63,850,497
5.80%, 03/04/24	131,000	130,898,372
Series CD, 5.68%, 09/21/23(a)	190,000	190,142,530
Wells Fargo Bank NA, 5.56%, 01/22/24(a)	350,000	350,228,774

		1,932,160,461

Euro — 1.1%
Credit Industriel et Commercial 5.26%, 02/06/24	250,000	248,776,750
5.35%, 01/19/24	300,000	298,790,946
Rabobank International, 5.25%, 02/02/24	180,000	179,269,560

		726,837,256

Yankee — 26.0%
Banco Santander SA/New York(b) 5.40%, 08/15/23	156,000	155,941,812
5.56%, 11/13/23(a)	170,000	170,044,124
5.56%, 12/05/23(a)	176,000	176,028,760
Bank of Montreal/Chicago(b) 5.82%, 05/28/24	69,000	68,949,015
(1-day SOFR + 0.65%), 5.71%, 07/03/23(a)	156,000	156,006,165
(1-day SOFR + 0.65%), 5.71%, 06/11/24(a)	170,000	170,006,921
(1-day SOFR + 0.68%), 5.74%, 07/01/24(a)	250,000	250,061,728
(1-day SOFR + 0.75%), 5.81%, 09/05/23(a)	250,000	250,239,713
Bank of Nova Scotia/Houston(b) 5.57%, 07/10/23(a)	55,950	55,956,115
5.82%, 05/28/24	127,000	126,728,371
5.82%, 06/13/24	175,000	174,604,771
(1-day SOFR + 0.70%), 5.76%, 09/15/23(a)	238,000	238,233,228
Barclays Bank PLC/New York(b) 5.70%, 02/16/24	100,000	99,785,724
5.83%, 12/28/23(a)	181,000	181,266,591
5.86%, 09/21/23(a)	200,000	200,208,058
5.94%, 11/22/23(a)	350,000	350,607,768
(1-day SOFR + 0.75%), 5.81%, 08/17/23(a)	331,000	331,192,311
Bayerische Landesbank/New York(b) 5.25%, 07/18/23	300,000	300,009,750
5.25%, 07/26/23	275,000	275,002,582
BNP Paribas SA/New York(b) 5.25%, 01/31/24	350,000	348,724,474
5.69%, 02/05/24(a)	350,000	350,340,459
Canadian Imperial Bank of Commerce/New York(b) 5.23%, 02/02/24	150,000	149,388,644
5.40%, 02/08/24	187,000	186,479,663
5.60%, 12/01/23	187,000	186,949,684
5.60%, 01/18/24(a)	125,000	125,130,348
5.60%, 01/19/24(a)	300,000	300,314,412
5.74%, 07/01/24(a)	242,000	242,066,545
5.86%, 10/20/23(a)	200,000	200,386,522
(1-day SOFR + 0.65%), 5.71%, 07/03/23(a)	341,000	341,015,280

Security	Par (000)	Value

Yankee (continued)
Canadian Imperial Bank of Commerce/New York(b) (continued)
(1-day SOFR + 0.75%), 5.81%, 07/21/23(a)	$107,400	$107,443,313
Credit Agricole Corporate & Investment Bank SA/New York(b) 5.35%, 01/11/24	250,000	249,281,235
5.69%, 12/13/23	142,000	141,989,540
Credit Industriel et Commercial/New York, (1-day SOFR + 0.49), 5.55%, 07/10/23(a)(b)	83,500	83,508,828
DZ Bank/New York, 5.40%, 11/09/23(b)	200,000	199,868,916
Kookmin Bank/New York(a)(b)
(1-day SOFR + 0.81%), 5.87%, 08/18/23	142,000	142,113,640
(1-day SOFR + 1.00%), 6.06%, 12/14/23	194,000	194,452,990
Landesbank Baden-Wuerttemberg/New York(a)(b) 5.32%, 07/27/23	335,000	335,031,209
5.36%, 08/10/23	170,000	170,020,981
5.38%, 09/08/23	150,000	150,011,723
Mitsubishi UFJ Trust & Banking Corp./ New York(b) 5.08%, 07/05/23	155,000	155,000,450
5.30%, 01/24/24	243,000	242,421,252
5.36%, 08/17/23(a)	189,000	189,022,640
5.51%, 02/07/24(a)	163,000	162,978,448
Mizuho Bank Ltd/New York(b) 5.35%, 09/05/23	249,000	249,018,899
5.36%, 08/17/23(a)	200,000	200,030,344
5.50%, 02/07/24(a)	233,000	232,908,925
5.66%, 01/11/24(a)	235,000	235,142,701
(1-day SOFR + 0.40%), 5.46%, 08/17/23(a)	345,000	345,098,066
MUFG Bank Ltd/New York(a)(b) 5.43%, 11/09/23	225,000	225,000,826
5.49%, 11/10/23	204,000	204,044,443
National Australia Bank Ltd/New York, 5.58%, 04/26/24(a)(b)	87,000	86,964,335
Natixis SA/New York(b) 5.26%, 02/02/24	206,000	205,183,327
5.36%, 01/12/24	300,000	299,135,385
5.70%, 12/01/23	75,000	75,009,494
5.71%, 09/08/23(a)	200,000	200,174,044
Royal Bank of Canada/New York(b) 4.00%, 07/13/23	246,000	245,887,354
4.08%, 07/14/23	95,000	94,955,967
5.71%, 07/03/24(a)	260,000	259,996,844
5.86%, 10/19/23(a)	200,000	200,310,678
(1-day SOFR + 0.65%), 5.71%, 07/03/23(a)	191,000	191,007,063
Standard Chartered Bank/New York(b) 5.58%, 01/02/24(a)	207,000	207,056,501
5.63%, 03/01/24	106,000	105,759,991
5.71%, 01/08/24(a)	269,000	269,249,925
5.76%, 09/11/23(a)	250,000	250,247,877
5.86%, 07/05/23(a)	250,000	250,023,503
5.86%, 08/24/23(a)	188,000	188,179,228
(1-day SOFR + 0.75%), 5.81%, 08/11/23(a)	378,000	378,254,439
Sumitomo Mitsui Banking Corp./New York(a)(b) 5.56%, 01/18/24	200,000	199,994,564
5.58%, 01/03/24	268,000	268,257,548
5.76%, 08/18/23	250,000	250,161,175
5.76%, 09/28/23	86,000	86,080,858
(1-day SOFR + 0.80%), 5.86%, 08/01/23	95,000	95,050,120
Sumitomo Mitsui Trust Bank Ltd/ New York(a)(b) 5.36%, 08/18/23	173,000	173,030,171
5.39%, 09/20/23	194,000	194,011,254

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2023	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Yankee (continued)
Svenska Handelsbanken/New York(a)(b)
5.40%, 10/31/23	$300,000	$300,097,296
5.47%, 02/08/24	183,000	182,963,671
(1-day SOFR + 0.66%), 5.72%, 07/03/23	294,000	293,920,308
Swedbank AB/New York, 5.60%, 12/01/23(b)	100,000	99,960,022
Toronto-Dominion Bank/New York(b) 4.35%, 09/13/23	132,000	131,685,295
5.27%, 01/25/24	250,000	249,102,760
5.54%, 02/15/24(a)	262,000	261,991,962
5.56%, 01/29/24(a)	250,000	250,092,100
5.72%, 07/01/24(a)	222,000	222,000,000
5.81%, 07/26/23(a)	139,500	139,547,678
5.81%, 09/05/23(a)	220,000	220,229,748
5.82%, 05/23/24	30,000	29,948,928
5.82%, 05/24/24	175,000	174,692,359
6.05%, 07/03/24	100,000	100,025,089

		17,806,297,768

		20,465,295,485

Commercial Paper — 22.7%
Australia & New Zealand Banking Group Ltd 5.73%, 12/08/23(c)	133,000	129,777,938
5.56%, 04/02/24(a)	75,000	74,981,931
Bank of Montreal(a) 5.66%, 01/08/24	179,000	179,264,383
5.47%, 02/13/24	150,000	149,921,700
5.58%, 02/13/24	271,000	271,042,547
Bank of Nova Scotia(a) 5.84%, 07/27/23	171,000	171,064,364
5.87%, 11/01/23	180,000	180,313,038
5.80%, 12/07/23	237,000	237,407,953
5.64%, 02/09/24(d)	210,000	210,119,744
Barclays Bank PLC/New York, 5.18%, 07/03/23(c)	48,000	47,979,728
Bedford Row Funding Corp, 5.18%, 07/05/23(c)	90,000	89,936,825
Bennington Stark Capital Co LLC, 5.18%, 07/05/23(c)(d)	774,299	773,752,043
BPCE SA 4.31%, 09/01/23(c)	238,000	235,772,142
5.78%, 12/07/23(c)	200,000	195,048,888
5.66%, 01/05/24(a)	269,000	269,165,704
Brighthouse Financial Short Term Funding LLC, 5.72%, 01/11/24(a)(d)	194,000	194,164,512
Charta LLC, 5.66%, 10/05/23(c)	40,000	39,409,162
Chesham Finance Ltd / Chesham Finance LLC(c) 5.16%, 07/03/23	544,000	543,770,660
5.17%, 07/03/23	679,000	678,713,747
5.16%, 07/05/23	544,000	543,617,388
5.17%, 07/05/23	680,000	679,807,336
5.19%, 07/05/23	455,000	454,679,985
5.19%, 07/06/23	455,000	454,615,753
5.20%, 07/06/23	904,000	903,236,572
Citigroup Global Markets, Inc., (1-day SOFR + 0.65%), 5.71%, 09/21/23(a)	432,000	432,353,696
Concord Minutemen Capital Co LLC, 5.66%, 12/01/23(a)	171,000	171,079,002
Equinor ASA, 5.13%, 07/03/23(c)	219,000	218,907,308
Gotham Funding Corp., 5.58%, 11/03/23(c)	121,000	118,646,187
HSBC Bank PLC(a) 5.71%, 01/05/24	271,000	271,308,428
5.52%, 01/18/24	200,000	199,957,240

Security	Par (000)	Value

Commercial Paper (continued)
ING U.S. Funding LLC 5.76%, 09/07/23(a)	$233,000	$233,277,219
5.50%, 11/08/23(c)	142,000	139,146,144
(1-day SOFR + 0.75%), 5.81%, 08/16/23(a)(d)	300,000	300,219,327
Landesbank Baden-Wuerttemberg/New York, 5.13%, 07/03/23(c)	332,000	331,859,896
Legacy Capital Co. LLC, 5.60%, 01/18/24(a)(d)	240,000	240,038,880
Lloyds Bank PLC, 5.52%, 11/13/23(c)	170,000	166,399,060
Longship Funding LLC(c) 5.16%, 07/05/23	9,000	8,993,670
5.16%, 07/06/23	30,000	29,974,665
Macquarie Bank Ltd.(a) 5.70%, 01/09/24	150,000	150,110,100
5.60%, 01/18/24	266,000	266,028,196
(1-day SOFR + 0.75%), 5.81%, 07/03/23	268,000	268,010,452
National Australia Bank Ltd(a) 5.54%, 02/02/24	50,000	50,018,866
5.31%, 03/01/24(d)	56,000	55,932,688
5.68%, 06/14/24	200,000	200,112,400
NatWest Markets PLC, 4.34%, 08/22/23(c)	285,000	282,716,628
Nordea Bank Abp, 5.40%, 10/31/23(a)	250,000	250,009,370
PSP Capital, Inc.(c) 4.06%, 08/10/23	40,000	39,764,296
4.06%, 08/15/23	50,000	49,668,161
Skandinaviska Enskilda Banken AB, (1-day SOFR + 0.75%), 5.81%, 08/02/23(a)	160,000	160,086,811
Societe Generale SA, 5.46%, 02/12/24(a)(d)	255,000	254,793,960
Svenska Handelsbanken AB/New York 5.76%, 12/12/23(c)	135,000	131,702,682
(1-day SOFR + 0.70%), 5.76%, 07/13/23(a)	129,000	129,015,735
Swedbank AB, 5.41%, 10/30/23(a)	216,000	216,040,986
Toyota Motor Credit Corp., 5.41%, 10/27/23(a)	200,000	200,032,400
UBS AG/London(a) 5.46%, 08/02/23(d)	196,000	196,016,934
5.56%, 10/26/23	163,000	163,036,238
5.34%, 11/27/23	182,000	181,924,439
5.34%, 12/01/23(d)	103,000	102,943,783
5.66%, 03/05/24	200,000	200,034,998
(1-day SOFR + 0.65%), 5.71%, 09/26/23	100,000	100,024,696
(1-day SOFR + 0.72%), 5.78%, 09/01/23(d)	220,000	220,002,904
(1-day SOFR + 0.81%), 5.87%, 09/15/23(d)	274,000	274,250,126
Victory Receivables Corp., 5.58%, 11/03/23(c)	258,000	252,990,156
Westpac Banking Corp. 5.80%, 03/13/24(c)	75,000	71,993,636
5.58%, 04/19/24(a)	142,000	141,978,930
Westpac Securities NZ Ltd./London 5.63%, 09/20/23(a)	255,000	255,212,415
5.67%, 02/23/24(c)(d)	50,000	48,321,400

		15,482,499,151

Corporate Bonds — 0.8%

Automobiles — 0.8%
Toyota Motor Credit Corp.(a) 5.81%, 07/25/23	86,285	86,307,705
5.81%, 12/11/23	106,452	106,589,929
5.44%, 02/22/24	93,630	93,576,809
5.68%, 06/13/24	261,015	261,375,550

		547,849,993

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 1.5%

Iowa — 0.1%
Iowa Student Loan Liquidity Corp., RB, Series 2023-1,
VRDN, 5.13%, 07/07/23(e)	$76,634	$76,634,000

Montana — 0.0%
Taxable Municipal Funding Trust, RB(d)(e)
Series 2018, VRDN, 5.40%, 08/04/23	3,800	3,800,000
Series 2018-4, VRDN, (AGM-CR), 5.20%, 07/07/23	3,040	3,040,000

		6,840,000

New Hampshire — 0.0%
New Hampshire Business Finance Authority, RB,
Series A, VRDN, 5.28%, 07/07/23(d)(e)	12,500	12,500,000

New York — 1.3%
Jets Stadium Development LLC, RB(e)
Series A-4A, VRDN, 5.67%, 07/07/23	38,455	38,455,000
Series A-4B, VRDN, 5.67%, 07/07/23	2,400	2,400,000
Series A-4C, VRDN, 5.67%, 07/07/23	33,400	33,400,000
Jets Stadium Finance Issuer 2015 LLC, RB, VRDN, 5.67%, 07/07/23(d)(e)	117,180	117,180,000
Taxable Municipal Funding Trust, RB(d)(e)
VRDN, 5.40%, 08/04/23	1,160	1,160,000
Series 20, VRDN, 5.40%, 08/04/23	66,225	66,225,000
Series 2019, VRDN, 5.20%, 07/07/23	61,180	61,180,000
Series 2021, VRDN, 5.40%, 07/07/23	313,445	313,445,000
Series 2021, VRDN, 5.40%, 08/04/23	140,794	140,794,000
Series 2021, VRDN, 5.40%, 08/04/23	71,200	71,200,000
Series 2022-11, VRDN, 5.40%, 08/04/23	56,895	56,895,000
Taxable Municipal Funding Trust, Refunding RB, Series 2019-F, VRDN, 5.40%, 08/04/23(d)(e)	2,565	2,565,000
Tender Option Bond Trust Receipts/Certificates,
Refunding RB, Series 2021, VRDN, 5.26%, 07/07/23(d)(e)	2,000	2,000,000

		906,899,000

Ohio — 0.1%
Mizuho Floater Residual Trust, RB, Series 2020, VRDN, 5.19%, 07/07/23(d)(e)	34,170	34,170,000

		1,037,043,000

Time Deposits — 19.9%
ABN AMRO Bank NV, 5.06%, 07/03/23	200,000	200,000,000
Banco Santander SA, New York Branch, 5.09%, 07/06/23	1,500,000	1,500,000,000
BNP Paribas S.A., 5.06%, 07/03/23	633,000	633,000,000
Credit Agricole Corporate And Investment Bank SA, 5.05%, 07/03/23	41,000	41,000,000
Erste Bank Group AG, New York Branch, 5.08%, 07/05/23	800,000	800,000,000
First Abu Dhabi Bank, 5.07%, 07/03/23	1,558,000	1,558,000,000
ING Bank NV, Amsterdam Branch, 5.08%, 07/05/23	2,250,000	2,250,000,000
KBC Bank NV/New York NY, 5.07%, 07/03/23	1,200,000	1,200,000,000
Landesbank Hessen Thueringen Giroze 5.09%, 07/03/23	349,000	349,000,000

Security	Par (000)	Value

Time Deposits (continued)
Landesbank Hessen Thueringen Giroze (continued) 5.12%, 07/05/23	$750,000	$750,000,000
Mizuho Bank Ltd, New York Branch, 5.07%, 07/03/23	219,000	219,000,000
Royal Bank Of Canada, Toronto Branch, 5.07%, 07/03/23	2,057,000	2,057,000,000
Skandinaviska Enskilda Banken AB, New York Branch, 5.07%, 07/03/23	2,050,000	2,050,000,000
Svenska Handelsbanken AB, New York Branch, 5.04%, 07/03/23	10,000	10,000,000

		13,617,000,000

U.S. Government Sponsored Agency Securities — 0.7%
Federal Home Loan Bank Discount Notes, 5.42%, 03/06/24(c)	52,000	50,268,535
Federal Home Loan Banks 5.50%, 04/01/24	115,000	114,870,877
5.30%, 04/19/24	325,000	323,611,103

		488,750,515

U.S. Treasury Obligations — 3.1%
U.S. Treasury Bills (c) 5.25%, 07/20/23	3,245	3,237,423
5.27%, 10/19/23	85,000	83,672,725
U.S. Treasury Floating Rate Notes(a)
(3-mo.Treasury money market yield + 0.04%), 5.23%, 10/31/23	495,000	495,148,139
(3-mo.Treasury money market yield + 0.14%), 5.39%, 10/31/24	356,000	356,251,845
(3-mo.Treasury money market yield + 0.17%), 5.42%, 04/30/25	339,000	339,233,835
(3-mo.Treasury money market yield + 0.20%), 5.40%, 01/31/25	862,000	863,375,812

		2,140,919,779

Total Short-Term Securities —78.6% (Cost: $53,783,995,574)		53,779,357,923

Total Repurchase Agreements — 18.9% (Cost: $12,919,000,000)		12,919,000,000

Total Investments — 97.5% (Cost: $66,702,995,574(f))		66,698,357,923

Other Assets Less Liabilities — 2.5%		1,689,956,780

Net Assets — 100.0%		$68,388,314,703

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Issuer is a U.S. branch of foreign domiciled bank.
(c)	Rates are the current rate or a range of current rates as of period end.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(f)	Cost for U.S. federal income tax purposes.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2023	Money Market Master Portfolio

Repurchase Agreements

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

Barclays Bank PLC	5.17	%(a)	06/30/23	07/03/23	$458,000	$458,000	$458,197,322	Corporate Debt/Obligation, 1.30% to 6.88%, due 8/09/23 to 4/01/53	$514,903,000	$480,900,749
	5.19	(a)	06/30/23	07/03/23	401,000	401,000	401,173,432	Corporate Debt/Obligation, 0.00% to 7.60%, due 11/01/23 to 1/01/62	444,357,000	429,073,830
	5.29	(a)	06/30/23	07/03/23	97,000	97,000	97,042,761	Corporate Debt/Obligation, 4.88% to 10.38%, due 2/15/25 to 7/15/32	120,072,000	111,060,172
	5.30	(a)	06/30/23	07/07/23	179,000	179,000	179,184,469	Corporate Debt/Obligation, 7.65% to 13.32%, due 8/25/33 to 10/25/50	210,530,567	213,951,347
	5.32	(a)	06/30/23	08/04/23	104,000	104,000	104,537,911	Corporate Debt/Obligation, 0.00% to 7.60%, due 2/15/29 to 7/15/53	100,884,000	111,283,248

Total Barclays Bank PLC						$1,239,000				$1,346,269,346

Barclays Capital, Inc.	5.19	(a)	06/30/23	07/03/23	50,000	50,000	50,021,625	Corporate Debt/Obligation, 0.00% to 4.02%, due 12/31/23 to 10/01/53	54,125,000	53,500,627
	5.30	(a)	06/30/23	08/04/23	376,000	376,000	377,937,444	Corporate Debt/Obligation, 0.00%, due 7/03/23	398,315,116	394,800,001

Total Barclays Capital, Inc.						$426,000				$448,300,628

BNP Paribas S.A	5.17	(a)	06/30/23	07/03/23	300,000	300,000	300,129,250	U.S. Treasury Obligation, 0.00% to 9.70%, due 8/09/23 to 9/01/2119	418,453,791	316,306,170
	5.43	(a)	06/30/23	10/03/23	85,000	85,000	86,217,979	Corporate Debt/Obligation, 0.00% to 14.00%, due 4/15/24 to 4/05/52	128,689,300	97,298,601

Total BNP Paribas S.A						$385,000				$413,604,771

BofA Securities, Inc.	5.19	(a)	06/30/23	07/07/23	113,000	113,000	113,114,036	Corporate Debt/Obligation, 1.05% to 8.25%, due 9/15/23 to 10/31/82	127,498,168	118,650,464
	5.29	(a)	06/30/23	08/04/23	100,000	100,000	100,514,306	Corporate Debt/Obligation, 0.75% to 7.88%, due 11/14/23 to 12/31/79	118,473,000	105,000,754
	5.39	(a)	06/30/23	08/04/23	305,000	305,000	306,598,285	Corporate Debt/Obligation, 0.00% to 6.44%, due 7/03/23 to 5/17/62	413,128,194	326,355,641
	5.57	(a)	06/30/23	09/03/23	198,000	198,000	199,991,275	Corporate Debt/Obligation, 0.80% to 5.50%, due 1/10/24 to 3/15/53	225,890,714	207,900,132
	5.06		06/30/23	07/03/23	203,000	203,000	203,085,598	U.S. Treasury Obligation, 1.25%, due 9/30/28	238,348,300	207,060,062

Total BofA Securities, Inc.						$919,000				$964,967,053

Citigroup Global Markets, Inc.(b)	5.13	(a)	06/30/23	07/03/23	150,000	150,000	150,064,125	U.S. Treasury Obligation, 2.63% to 3.50%, due 7/31/29 to 4/30/30	158,087,900	153,000,069
	5.39	(a)	06/30/23	09/30/23	179,000	179,000	181,465,626	Corporate Debt/Obligation, 0.00% to 7.88%, due 8/15/24 to 6/01/63	2,719,876,288	190,341,905
	5.05		06/30/23	07/03/23	48,000	48,000	48,020,200	U.S. Treasury Obligation, 0.63% to 1.88%, due 2/28/27 to 11/30/27	54,564,636	48,960,006
	5.06		06/30/23	07/03/23	377,000	377,000	377,158,968	U.S. Treasury Obligation, 0.00% to 4.00%, due 8/31/25 to 8/15/39	591,142,058	384,540,021

Total Citigroup Global Markets, Inc.						$754,000				$776,842,001

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

Credit Agricole Corp.(b)	5.06%		06/30/23	07/03/23	$10,000	$10,000	$ 10,004,217	U.S. Treasury Obligation, 3.13%, due 8/31/27	$10,558,000	$10,200,084
	5.19	(a)	06/30/23	07/07/23	548,000	548,000	548,553,023	Corporate Debt/Obligation, 0.00% to 11.75%, due 9/27/23 to 12/31/79	637,363,801	581,327,936
	5.05		06/30/23	07/03/23	135,000	135,000	135,056,813	U.S. Treasury Obligation, 0.25% to 3.00%, due 6/15/25 to 2/15/29	145,873,148	137,700,014

Total Credit Agricole Corp.						$693,000				$729,228,034

Deutsche Bank Securities, Inc.	5.05		06/30/23	07/03/23	75,000	75,000	75,031,563	U.S. Treasury Obligation, 0.63%, due 11/30/27	89,366,900	76,500,059
Federal Reserve Bank of New York	5.05		06/30/23	07/03/23	1,200,000	1,200,000	1,200,505,000	U.S. Treasury Obligation, 3.13%, due 8/15/25	1,228,560,400	1,200,505,001
Goldman Sachs & Co.	5.06		06/30/23	07/03/23	800,000	800,000	800,337,333	U.S. Government Sponsored Agency Obligation, 0.13% to 6.00%, due 12/08/23 to 4/15/57	856,138,541	816,001,704
J.P. Morgan Securities LLC	5.09	(a)	06/30/23	07/07/23	249,000	249,000	249,246,441	U.S. Government Sponsored Agency Obligation, 0.00% to 6.00%, due 1/25/28 to 3/16/64	5,224,221,385	261,450,001
	5.19	(a)	06/30/23	07/03/23	200,000	200,000	200,086,500	Corporate Debt/Obligation, 0.00% to 5.30%, due 7/28/23 to 3/22/24	208,379,815	206,039,883
	5.27	(a)	06/30/23	07/03/23	87,000	87,000	87,038,208	Corporate Debt/Obligation, 0.00% to 6.73%, due 6/15/24 to 1/01/61	90,646,013	93,090,001
	5.29	(a)	06/30/23	07/03/23	163,000	163,000	163,071,856	Corporate Debt/Obligation, 0.00% to 8.00%, due 8/22/23 to 5/24/61	193,979,596	175,544,416
	5.37	(a)	06/30/23	07/03/23	200,000	200,000	200,089,500	Corporate Debt/Obligation, 3.38% to 9.25%, due 2/05/24 to 12/31/2500	291,791,000	227,763,134
	5.37	(a)	06/30/23	07/07/23	600,000	600,000	600,626,500	Corporate Debt/Obligation, 0.00% to 10.00%, due 7/03/23 to 4/25/67	1,959,529,433	647,877,122
	5.38	(a)	06/30/23	09/29/23	325,000	325,000	329,419,819	Corporate Debt/Obligation, 0.00% to 7.63%, due 7/01/24 to 4/01/68	347,404,543	347,750,002
	5.55	(a)	06/30/23	09/28/23	143,000	143,000	144,984,125	Corporate Debt/Obligation, 0.50% to 7.94%, due 1/07/25 to 12/31/79	184,542,901	154,457,698
	5.55	(a)	06/30/23	09/28/23	205,000	205,000	207,844,375	Corporate Debt/Obligation, 0.00% to 7.35%, due 4/11/24 to 12/31/79	329,461,574	220,736,905
	5.55	(a)	06/30/23	09/28/23	550,000	550,000	557,631,250	Corporate Debt/Obligation, 0.00% to 11.00%, due 7/03/23 to 12/31/79	2,541,229,876	594,500,447
	5.06		06/30/23	07/03/23	1,700,000	1,700,000	1,700,716,833	U.S. Government Sponsored Agency Obligation, 0.00% to 8.00%, due 11/20/29 to 12/15/64	3,713,065,232	1,734,051,629

Total J.P. Morgan Securities LLC						$4,422,000				$4,663,261,238

Mizuho Security USA, Inc.	5.22	(a)	06/30/23	07/03/23	24,000	24,000	24,010,440	Corporate Debt/Obligation, 4.00% to 5.25%, due 8/01/41 to 7/15/53	23,285,000	25,681,055

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2023	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

Mizuho Security USA, Inc. (continued)	5.52	%(a)	06/30/23	08/04/23	$67,000	$67,000	$67,359,567	Corporate Debt/Obligation, 3.63% to 5.50%, due 10/01/32 to 10/01/53	$69,348,400	$70,177,856
	5.62	(a)	06/30/23	09/29/23	110,000	110,000	111,562,672	Corporate Debt/Obligation, 1.35% to 8.50%, due 3/20/25 to 6/25/66	131,904,300	117,700,335

Total Mizuho Security USA, Inc.						$201,000				$213,559,246

Natixis SA	5.18	(a)	06/30/23	07/03/23	341,000	341,000	341,147,198	Corporate Debt/Obligation, 1.30% to 9.63%, due 1/07/25 to 11/15/95	407,653,078	358,050,310
	5.21	(a)	06/30/23	07/07/23	120,000	120,000	120,121,567	Corporate Debt/Obligation, 1.00% to 7.63%, due 11/26/24 to 11/15/95	144,807,520	126,000,001
	5.29	(a)	06/30/23	07/07/23	125,000	125,000	125,128,576	Corporate Debt/Obligation, 0.00% to 8.38%, due 4/18/26 to 5/15/97	320,046,544	134,276,540

Total Natixis SA						$586,000				$618,326,851

TD Securities (USA) LLC	5.15	(a)	06/30/23	07/03/23	206,000	206,000	206,088,408	Corporate Debt/Obligation, 2.30% to 11.75%, due 11/01/23 to 4/15/43	245,506,351	231,754,656
	5.39	(a)	06/30/23	08/04/23	53,000	53,000	53,277,735	Corporate Debt/Obligation, 1.45% to 5.88%, due 2/15/25 to 2/07/42	61,633,000	55,650,041

Total TD Securities (USA) LLC						$259,000				$287,404,697

Wells Fargo Securities LLC	5.06		06/30/23	07/03/23	300,000	300,000	300,126,500	U.S. Government Sponsored Agency Obligation, 1.50% to 7.00%, due 8/01/26 to 7/01/53	454,085,765	309,000,000
	5.46	(a)	06/30/23	09/28/23	180,000	180,000	182,457,000	Corporate Debt/Obligation, 0.47% to 8.41%, due 7/22/24 to 4/25/66	263,903,853	192,600,493
	5.46	(a)	06/30/23	10/03/23	300,000	300,000	304,322,500	Corporate Debt/Obligation, 0.33% to 9.50%, due 12/15/24 to 10/25/67	470,916,116	321,000,001
	5.37		05/04/23	08/01/23	180,000	180,000	182,389,650	Corporate Debt/Obligation, 0.30% to 9.09%, due 3/15/24 to 5/25/66	330,782,331	192,600,001

Total Wells Fargo Securities LLC						960,000				1,015,200,495

						$12,919,000				$13,569,971,124

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Traded in a joint account.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Certificates of Deposit	$—	$20,465,295,485	$—	$20,465,295,485

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Money Market Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$15,482,499,151	$—	$15,482,499,151
Corporate Bonds	—	547,849,993	—	547,849,993
Municipal Bonds	—	1,037,043,000	—	1,037,043,000
Repurchase Agreements	—	12,919,000,000	—	12,919,000,000
Time Deposits	—	13,617,000,000	—	13,617,000,000
U.S. Government Sponsored Agency Securities	—	488,750,515	—	488,750,515
U.S. Treasury Obligations	—	2,140,919,779	—	2,140,919,779

	$—	$66,698,357,923	$—	$66,698,357,923

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) June 30, 2023	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

U.S. Treasury Obligations — 18.0%
U.S. Treasury Bills(a)
5.19%, 07/11/23	$157,905	$157,681,990
5.48%, 07/25/23	142,615	142,106,340
5.35%, 08/01/23	233,595	232,544,991
3.49%, 08/10/23	12,000	11,955,233
5.46%, 08/31/23	496,050	491,595,196
5.27%, 09/19/23	38,385	37,949,970
5.44%, 09/26/23	59,430	58,674,741
5.27%, 10/19/23	150,000	147,675,486
5.39%, 10/24/23	61,735	60,707,356
5.40%, 10/26/23	20,810	20,458,716
5.40%, 12/21/23	27,515	26,831,397
5.43%, 12/28/23	251,125	244,578,891
4.77%, 04/18/24	54,480	52,478,223
5.01%, 05/16/24	81,115	77,690,212
5.23%, 06/13/24	138,490	131,861,282
U.S. Treasury Floating Rate Notes(b)
(3-mo.Treasury money market yield - 0.02%), 5.18%, 01/31/24	143,905	143,904,877
(3-mo.Treasury money market yield - 0.08%), 5.12%, 04/30/24	41,870	41,844,930

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Floating Rate Notes(b) (continued)
(3-mo.Treasury money market yield + 0.14%), 5.39%, 10/31/24	$177,640	$177,453,439
(3-mo.Treasury money market yield + 0.17%), 5.42%, 04/30/25	1,031,810	1,031,781,521

Total Short-Term Securities —18.0% (Cost: $3,289,774,791)		3,289,774,791

Total Repurchase Agreements — 76.4% (Cost: $13,934,000,000)		13,934,000,000

Total Investments — 94.4% (Cost: $17,223,774,791(c))		17,223,774,791

Other Assets Less Liabilities — 5.6%		1,013,611,377

Net Assets — 100.0%		$18,237,386,168

(a)	Rates are the current rate or a range of current rates as of period end.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements						Collateral

Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value
Bank of Nova Scotia	5.04%	06/30/23	07/03/23	$5,000	$5,000	$5,002,100	U.S. Treasury Obligation, 0.00% to 3.63%, due 7/31/23 to 2/15/53	$3,773,300	$5,102,181
Barclays Bank PLC	5.06	06/30/23	07/03/23	400,000	400,000	400,168,667	U.S. Treasury Obligation, 1.38% to 4.25%, due 12/31/24 to 11/15/31	454,771,400	408,000,066
BNP Paribas S.A.	5.05	06/30/23	07/03/23	479,000	479,000	479,201,579	U.S. Treasury Obligation, 1.50% to 4.50%, due 11/15/25 to 6/30/30	448,480,100	488,580,100
	5.05	06/30/23	07/03/23	50,000	50,000	50,021,042	U.S. Treasury Obligation, 0.00% to 0.25%, due 7/13/23 to 10/31/25	51,453,200	51,000,042

Total BNP Paribas S.A.					$529,000				$539,580,142

BofA Securities, Inc.	5.05	06/30/23	07/03/23	5,000	5,000	5,002,104	U.S. Treasury Obligation, 1.63%, due 10/15/27	5,042,100	5,100,004
Citigroup Global Markets, Inc.(a)	5.05	06/30/23	07/03/23	227,000	227,000	227,095,529	U.S. Treasury Obligation, 0.63% to 1.88%, due 2/28/27 to 11/30/27	258,045,264	231,540,037
	5.05	06/30/23	07/03/23	25,000	25,000	25,010,521	U.S. Treasury Obligation, 0.13% to 4.25%, due 8/15/23 to 5/31/25	25,833,800	25,500,033
	5.05	06/30/23	07/03/23	995,000	995,000	995,418,729	U.S. Treasury Obligation, 1.50% to 4.13%, due 8/15/23 to 9/30/27	1,051,787,100	1,014,900,085

Total Citigroup Global Markets, Inc.					$1,247,000				$1,271,940,155

Credit Agricole Corp.(a)	5.05	06/30/23	07/03/23	5,000	5,000	5,002,104	U.S. Treasury Obligation, 3.13%, due 8/31/27	5,279,000	5,100,042

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Treasury Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

Credit Agricole Corp.(a) (continued)	5.05%		06/30/23	07/03/23	$75,000	$75,000	$75,031,563	U.S. Treasury Obligation, 3.88%, due 1/15/26	$76,587,400	$76,500,040
	5.05		06/30/23	07/03/23	465,000	465,000	465,195,687	U.S. Treasury Obligation, 0.25% to 3.00%, due 6/15/25 to 2/15/29	502,451,952	474,300,047

Total Credit Agricole Corp.						$545,000				$555,900,129

Federal Reserve Bank of New York	5.05		06/30/23	07/03/23	9,250,000	9,250,000	9,253,892,708	U.S. Treasury Obligation, 1.38% to 3.13%, due 2/29/24 to 8/15/50	10,050,949,200	9,253,892,729
Fixed Income Clearing Corporation - JPM	5.06		06/30/23	07/03/23	1,000,000	1,000,000	1,000,421,667	U.S. Treasury Obligation, 1.13% to 6.63%, due 2/28/25 to 2/15/53	1,085,074,100	1,020,000,041
HSBC Securities (USA), Inc.	5.05	(b)	06/30/23	07/03/23	225,000	225,000	225,094,688	U.S. Treasury Obligation, 0.00% to 3.63%, due 3/31/28 to 2/15/53	318,491,626	229,500,001
Natixis SA.	5.06		06/30/23	07/03/23	38,000	38,000	38,016,023	U.S. Treasury Obligation, 1.25% to 3.88%, due 3/31/24 to 2/15/53	43,579,800	38,760,051
	5.05	(b)	06/30/23	07/03/23	100,000	100,000	100,042,083	U.S. Treasury Obligation, 0.13% to 4.00%, due 12/31/23 to 2/15/53	118,506,300	102,000,029

Total Natixis SA.						$138,000				$140,760,080

SG Americas Securities LLC	5.05		06/30/23	07/03/23	565,000	565,000	565,237,771	U.S. Treasury Obligation, 0.50% to 4.00%, due 3/31/25 to 2/28/30	613,783,500	576,300,068
TD Securities (USA) LLC	5.05		06/30/23	07/03/23	25,000	25,000	25,010,521	U.S. Treasury Obligation, 0.38% to 3.13%, due 4/15/24 to 11/15/27	26,626,100	25,500,004

						$13,934,000				$14,031,575,600

(a)	Traded in a joint account.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Short-Term Securities
Repurchase Agreements	$—	$13,934,000,000	$—	$13,934,000,000
U.S. Treasury Obligations	—	3,289,774,791	—	3,289,774,791

	$—	$17,223,774,791	$—	$17,223,774,791

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Statements of Assets and Liabilities (unaudited)

June 30, 2023

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$53,779,357,923	$3,289,774,791
Cash	2,691,106,441	1,000,912,760
Repurchase agreements, at value(b)	12,919,000,000	13,934,000,000
Receivables:

Interest — unaffiliated	227,444,427	15,152,721

Total assets	69,616,908,791	18,239,840,272

LIABILITIES
Payables:
Investments purchased	1,223,653,502	—
Investment advisory fees	4,603,930	2,338,099
Trustees’ fees	60,878	49,106
Professional fees	275,778	66,899

Total liabilities	1,228,594,088	2,454,104

Commitments and contingent liabilities
NET ASSETS	$68,388,314,703	$18,237,386,168

NET ASSETS CONSIST OF
Investors’ capital	$68,392,952,354	$18,237,386,168

Net unrealized appreciation (depreciation)	(4,637,651)	—

NET ASSETS	$68,388,314,703	$18,237,386,168

(a) Investments, at cost — unaffiliated	$53,783,995,574	$3,289,774,791
(b) Repurchase agreements, at cost	$12,919,000,000	$13,934,000,000

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended June 30, 2023

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$1,816,078,813	$498,859,066

Total investment income	1,816,078,813	498,859,066

EXPENSES
Investment advisory	35,997,683	10,447,651
Trustees	139,050	78,459
Professional	22,043	13,115
Miscellaneous	10,261	3,635

Total expenses	36,169,037	10,542,860
Less:

Fees waived and/or reimbursed by the Manager	(10,960,398)	(3,225,869)

Total expenses after fees waived and/or reimbursed	25,208,639	7,316,991

Net investment income	1,790,870,174	491,542,075

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	6,802	196,559
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,061,289)	—

Net realized and unrealized gain (loss)	(6,054,487)	196,559

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,784,815,687	$491,738,634

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets

	Money Market Master Portfolio		Treasury Money Market Master Portfolio

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,790,870,174	$1,239,718,043	$491,542,075	$303,696,325
Net realized gain (loss)	6,802	377,973	196,559	(215,219)
Net change in unrealized appreciation (depreciation)	(6,061,289)	5,367,947	—	—

Net increase in net assets resulting from operations	1,784,815,687	1,245,463,963	491,738,634	303,481,106

CAPITAL TRANSACTIONS
Proceeds from contributions	143,019,680,929	340,551,735,236	186,178,933,379	392,420,697,296

Value of withdrawals	(151,037,799,599)	(332,848,241,295)	(188,377,565,639)	(397,324,622,000)

Net increase (decrease) in net assets derived from capital transactions	(8,018,118,670)	7,703,493,941	(2,198,632,260)	(4,903,924,704)

NET ASSETS
Total increase (decrease) in net assets	(6,233,302,983)	8,948,957,904	(1,706,893,626)	(4,600,443,598)

Beginning of period	74,621,617,686	65,672,659,782	19,944,279,794	24,544,723,392

End of period	$68,388,314,703	$74,621,617,686	$18,237,386,168	$19,944,279,794

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (unaudited)

	Money Market Master Portfolio

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	2.48	%(a)	1.81%	0.11%	0.82%	2.45%	2.10%

Ratios to Average Net Assets

Total expenses	0.10	%(b)	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07	%(b)	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	4.97	%(b)	1.85%	0.13%	0.77%	2.38%	2.06%

Supplemental Data
Net assets, end of period (000)	$ 68,388,315		$74,621,618	$65,672,660	$60,604,344	$54,443,686	$47,340,213

(a)	Not annualized.
(b)	Annualized.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (unaudited) (continued)

	Treasury Money Market Master Portfolio

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return

Total return	2.34	%(a)	1.60%	0.03%	0.45%	2.17%	1.81%

Ratios to Average Net Assets

Total expenses	0.10	%(b)	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07	%(b)	0.07%	0.06%	0.07%	0.07%	0.07%

Net investment income	4.70	%(b)	1.59%	0.01%	0.37%	2.12%	1.76%

Supplemental Data

Net assets, end of period (000)	$ 18,237,386		$19,944,280	$24,544,723	$21,158,682	$13,699,249	$8,052,437

(a)	Not annualized.
(b)	Annualized.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to two series of MIP: Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio is classified as diversified.

Treasury Money Market Master Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Master Portfolio is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master Portfolio’s weekly liquid assets.

With respect to Money Market Master Portfolio, the Board of Trustees of MIP (the “Board”) is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from Money Market Master Portfolio for up to 10 business days during a 90 day period, in the event that such Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds.

The Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that the Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by the Money Market Master Portfolio for the benefit of the Money Market Master Portfolio’s remaining interest holders.

Indemnifications: In the normal course of business, a Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies (Money Market Master Portfolio): The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Investment Valuation Policies (Treasury Money Market Master Portfolio): U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master Portfolio seeks to maintain the net asset value (“NAV”) per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Money Market Master Portfolio’s assets and liabilities:

•

Investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Repurchase agreements are valued at amortized cost, which approximates market value.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third-party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively. The Master Portfolios, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of each Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio.

For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of each Master Portfolio’s net assets.

Administration: MIP, on behalf of each Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by each Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolios, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

With respect to Money Market Master Portfolio, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Master Portfolio for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.03% of the average daily value of each Master Portfolio’s net assets through June 30, 2024. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Master Portfolio Name	Fees Waived and/or Reimbursed by the Manager

Money Market Master Portfolio	$10,799,305
Treasury Money Market Master Portfolio	3,134,295

The Manager and BAL have also voluntarily agreed to waive a portion of their respective investment advisory and administration fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income, if applicable. The Manager and BAL may discontinue the waiver at any time. These amounts, if any, are reported in the Statements of Operations as fees waived and/or reimbursed by the Manager. With respect to Treasury Money Market Master Portfolio, for the six months ended June 30, 2023, there were no fees waived and/or reimbursed by the Manager under this agreement.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolios’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. The Manager has contractually agreed to reimburse the Master Portfolios or provide an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to these independent expenses through June 30, 2024. These amounts waived are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Money Market Master Portfolio	$161,093
Treasury Money Market Master Portfolio	91,574

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolios may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Master Portfolio’s investment policies and restrictions. Each Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

6.	INCOME TAX INFORMATION

Treasury Money Market Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Treasury Money Market Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Treasury Money Market Master Portfolio as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

7.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolios and their investments. Each Master Portfolio’s prospectus provides details of the risks to which each Master Portfolio is subject.

Certain obligations held by the Money Market Master Portfolio have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third-party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Money Market Master Portfolio monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Certain affiliates indirectly invest in the Master Portfolios through the SL Agency Shares of BlackRock Cash Funds. As of period end, these affiliated investors represent a significant portion of the net assets of Money Market Master Portfolio and Treasury Money Market Master Portfolio.

Market Risk: Each Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Master Portfolio to reinvest in lower yielding securities. Each Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from each Master Portfolio’s portfolio will decline if each Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price the Money Market Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Money Market Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Money Market Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Money Market Master Portfolio, and the Money Market Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Money Market Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolios invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Master Portfolios may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Master Portfolio’s performance.

The Master Portfolios invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolios invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

8.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Master Portfolios’ financial statements was completed through the date the financial statements were issued and the following item was noted for Money Market Master Portfolio:

On July 12, 2023, the SEC approved changes to money market fund regulations. These changes, among other things: (i) eliminate provisions that permit a money market fund to temporarily suspend redemptions, (ii) require institutional prime and institutional tax-exempt money market funds to impose mandatory liquidity fees under certain conditions, (iii) permit a discretionary liquidity fee for a non-government money market fund and (iv) increase minimum daily and weekly liquidity for all money market funds. These changes will be implemented over the next approximately 12 months depending on the change and may affect Money Market Master Portfolio’s operations and return potential.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Portfolio”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Master Portfolio, on behalf of Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Fund” and collectively, the “Master Funds”) and BlackRock Fund Advisors (the “Manager” or “BlackRock”), each Master Portfolio’s investment advisor. Board of Trustees of Master Investment Portfolio also considered the approval to continue the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Money Market Master Portfolio (the “Sub-Advisory Agreement”).

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury (each, a “Feeder Fund” and collectively, the “Feeder Funds”), each a series of BlackRock Funds III (the “Feeder Trust”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Fund. Accordingly, the Board of Trustees of the Feeder Trust also considered the approval of (i) the Agreement with respect to each Master Fund; and (ii) the Sub-Advisory Agreement with respect to Money Market Master Portfolio.

For simplicity: (a) the Board of Trustees of the Master Portfolio and the Board of Trustees of the Feeder Trust are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; (b) the shareholders of each Feeder Fund and the interest holders of each Master Fund are referred to as “shareholders”; (c) the Money Market Master Portfolio and BlackRock Cash Funds: Institutional are referred to herein together as the “Cash Funds: Institutional Fund”; (d) the Treasury Money Market Master Portfolio and BlackRock Cash Funds: Treasury are referred to herein together as the “Cash Funds: Treasury Fund”; and (e) the Master Funds and the Feeder Funds are referred to herein together as the “Funds” and each individually, as a “Fund”. The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the continuation of the Agreements for the Master Portfolio on an annual basis. The Board members who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Master Portfolio, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Master Fund, each Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) the Funds’ operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Funds’ adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board requested and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper Classification or Morningstar category, regarding fees and expenses of each Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock;(h) sales and redemption data regarding the Feeder Funds’ shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements, and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) the Funds’ fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of each Master Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Funds’ portfolio management team discussing the Funds’ performance and the Funds’ investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Funds’ portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Funds’ portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for each Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Feeder Funds’ distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisor with respect to Money Market Master Portfolio facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit Money Market Master Portfolio and its shareholders.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund, as applicable, throughout the year and at the April Meeting. The Board noted that each Feeder Fund’s investment results correspond directly to the investment results of each Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a weighted average benchmark of similar funds, as defined by BlackRock (“Benchmark Weighted Average”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed each Fund’s performance within the context of the low yield environment that existed for a portion of the relative periods. In addition to reviewing each Feeder Fund’s performance and current yield, it also reviews the liquidity, duration, credit quality and other risk factors of the pertinent Fund’s portfolio. The Board noted that for each of the one- and three-year periods reported, each Fund outperformed its Benchmark Weighted Average. The Board noted that BlackRock believes that the Benchmark Weighted Average is an appropriate performance metric for the Feeder Funds, and that BlackRock has explained its rationale for this belief to the Board.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed the Funds’ contractual management fee rate compared with those of the Funds’ Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Funds’ total expense ratio, as well as the Funds’ actual management fee rate, to those of the Funds’ Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board reviewed the expenses within the context of the low yield environment that existed for a portion of the relative periods, and any consequent expense waivers and reimbursements necessary to maintain minimum levels of daily net investment income, as applicable.

The Board noted that Cash Funds: Institutional Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fees for the Money Market Master Portfolio. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

The Board noted that Cash Funds: Treasury Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and the total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fees for the Treasury Money Market Master Portfolio. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered the Master Funds’ asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Funds’ fees and expenses are too high or if they are dissatisfied with the performance of a Fund, as applicable.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of the Master Portfolio, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Master Portfolio, on behalf of each Master Fund; and (ii) the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Money Market Master Portfolio, each for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, (i) the Board of the Master Portfolio, including the Independent Board Members, was satisfied that the terms of (a) the Agreements, with respect to the Money Market Master Portfolio; and (b) the Advisory Agreement, with respect to Treasury Money Market Master Portfolio were fair and reasonable and in the best interest of each Master Fund and its shareholders; and (ii) the Board of the Feeder Trust, including the Independent Board Members, also considered the continuation of (a) the Agreements, with respect to Money Market Master Portfolio; and (b) the Advisory Agreement, with respect to Treasury Money Market Master Portfolio and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master Portfolio did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	41

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds/Master Portfolios.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (888) 204-3956.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC each month on Form N-MFP. The Funds’/Master Portfolios’ reports on Form N-MFP are available on the SEC’s website at sec.gov. Additionally, each Fund/Master Portfolio makes portfolio holdings available to shareholders/interest holders on its website at blackrock.com.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities and information about how the Funds/Master Portfolios voted proxies relating to securities held in the Funds’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 626-1960; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser	Accounting Agent and Custodian
BlackRock Fund Advisors	State Street Bank and Trust Company
San Francisco, CA 94105	Boston, MA 02114

Administrator	Transfer Agent
BlackRock Advisors, LLC	State Street Bank and Trust Company
Wilmington, DE 19809	North Quincy, MA 02171

Sub-Adviser	Distributor
BlackRock International Limited(a)	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10001
United Kingdom

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Fund and/or MIP Service Providers (continued)

Independent Registered Public Accounting Firm	Legal Counsel
PricewaterhouseCoopers LLP	Sidley Austin LLP
Philadelphia, PA 19103	New York, NY 10019

(a)For Money Market Master Portfolio.	Address of the Trust/MIP
400 Howard Street
San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	43

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM-CR	AGM Insured Custodial Receipt

CD	Certificate of Deposit

CR	Custodian Receipt

RB	Revenue Bond

SOFR	Secured Overnight Financing Rate

VRDN	Variable Rate Demand Note

Important Fund Information

The following applies to BlackRock Cash Funds: Institutional and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

The following applies to BlackRock Cash Funds: Treasury and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 888-204-3956

MMF3-06/23-SAR

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds III

• BlackRock LifePath® Dynamic Retirement Fund

• BlackRock LifePath® Dynamic 2025 Fund

• BlackRock LifePath® Dynamic 2030 Fund

• BlackRock LifePath® Dynamic 2035 Fund

• BlackRock LifePath® Dynamic 2040 Fund

• BlackRock LifePath® Dynamic 2045 Fund

• BlackRock LifePath® Dynamic 2050 Fund

• BlackRock LifePath® Dynamic 2055 Fund

• BlackRock LifePath® Dynamic 2060 Fund

• BlackRock LifePath® Dynamic 2065 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2023	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The BlackRock LifePath® Dynamic Retirement Fund along with the BlackRock LifePath® Dynamic Funds with target dates of 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and 2065 are referred to as the “LifePath Dynamic Funds”.

For the six-month period ended June 30, 2023, all of the Funds’ share classes outperformed their respective custom benchmarks.

Relative performance is driven by a combination of tactical macroeconomic themes and underlying actively managed strategies. The following discussion of relative performance pertains to each Fund’s custom benchmark.

What factors influenced performance?

With respect to the Funds’ active asset allocation views, a general overweight in equities was the largest contributor to returns as global growth remained positive and recession fears began to abate. An underweight in five-year U.S. Treasury bonds also added to returns as the market continued to price in a “higher for longer” interest rate environment. Within the Funds’ underlying actively managed strategies, an international developed market equity strategy was the largest contributor to returns.

An underweight in 30-year U.S. Treasury bonds detracted from performance. A domestic-focused equity strategy was the most notable detractor among the underlying strategies.

The Funds used derivatives, including financial futures, swaps and foreign currency transactions, as a means to manage risk and/or take outright views on equities, interest rates, credit risk and/or currencies. The use of derivatives in place of physical securities did not have a material impact on performance.

Some of the LifePath Dynamic Funds had higher-than-normal cash positions at the close of the period. This did not affect performance, and the Funds were not in a defensive investment position.

Describe recent portfolio activity.

The Funds entered the reporting period overweight U.S. and developed-market international equities, underweight real estate, overweight high yield bonds and 10-year U.S. Treasury bond futures, and underweight 10-year U.S. Treasury bond futures. The start of 2023 was characterized by pessimism about the trajectory of economic activity and associated hopes that inflation was set to decline toward central bank targets. These trends supported the returns of both stocks and bonds. However, the January rally stalled after a streak of stronger-than-expected economic data signaled that inflation would remain elevated. The Funds used this dynamic to take profits on the 10-year U.S. Treasury position. It re-established the position in March 2023 when the market’s expectations for future rate hikes once again began to decline.

As the reporting period progressed, the Funds took advantage of temporary mispricing caused by the U.S. regional banking crisis to add an additional overweight in Japanese equities, an overweight in the Euro against the U.S. Dollar, and an underweight in five-year U.S. Treasury bond futures.

As equity markets continued to move higher, the Funds reduced the positions in both Japan and the United States. On the currency side, the Funds initiated overweights in the Australian Dollar and Canadian Dollar versus the U.S. Dollar as high nominal interest rates in the United States, paired with the federal government’s large financing needs, created a trade-off between fighting inflation and maintaining fiscal sustainability.

Describe portfolio positioning at period end.

The Funds were overweight U.S. and developed-market international equities and underweight real estate. On the fixed-income side, the Funds were overweight high yield bonds and 20-year U.S. Treasury bond futures and underweight five- and 30-year U.S. Treasury bond futures. The Funds were overweight in the Euro, Australian Dollar, and Canadian Dollar against the U.S. Dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Dynamic Funds

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Dynamic Fund will change over time according to a predetermined “glide path” as each LifePath Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Dynamic Fund’s asset allocations become more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Dynamic Fund, which may be a primary source of income after retirement. As each LifePath Dynamic Fund approaches its target date, its asset allocation will shift so that each LifePath Dynamic Fund invests a greater percentage of its assets in fixed-income index funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Dynamic Fund, and determine whether any changes are required to enable each LifePath Dynamic Fund to achieve its investment objective. Because the BlackRock LifePath® Dynamic Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain its risk profile.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may periodically adjust the proportion of equity index funds and fixed-income index funds in each LifePath Dynamic Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Dynamic Fund, reallocations of each LifePath Dynamic Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited; however, BFA may determine that a greater degree of variation is warranted to protect a LifePath Dynamic Fund or achieve its investment objective.

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2023	BlackRock LifePath® Dynamic Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic Retirement Fund will be broadly diversified across global asset classes.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14	52.9%	N/A	N/A	N/A	N/A	N/A	9.1%	3.8%	N/A	10.0%	19.6%	4.6%
07/01/14 to 06/30/15	51.9	N/A	N/A	N/A	N/A	N/A	8.9	3.8	0.4%	10.6	20.5	3.9
07/01/15 to 06/30/16	51.2	N/A	N/A	N/A	N/A	N/A	8.8	3.8	0.5	11.1	20.9	3.7
07/01/16 to 06/30/17	51.2	N/A	N/A	N/A	N/A	N/A	8.8	3.7	0.5	11.2	20.7	3.9
07/01/17 to 06/30/18	51.2	N/A	N/A	N/A	N/A	N/A	8.8	N/A	0.5	13.6	21.8	4.1
07/01/18 to 06/30/19	51.8	N/A	N/A	N/A	N/A	N/A	8.2	N/A	1.8	12.6	22.3	3.3
07/01/19 to 06/30/20	52.0	N/A	N/A	N/A	N/A	N/A	8.0	N/A	2.2	12.6	21.9	3.3
07/01/20 to 06/30/21	52.0	N/A	N/A	N/A	N/A	N/A	8.0	N/A	2.2	13.3	20.8	3.7
07/01/21 to 06/30/22	52.1	N/A	N/A	N/A	N/A	N/A	8.0	N/A	2.2	13.2	21.4	3.1
07/01/22 to 06/30/23	N/A	9.6%	17.8%	2.1%	7.2%	15.3%	8.0	N/A	2.2	12.4	22.4	3.0

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	7.17%	7.12%	N/A	4.31%	N/A	4.84%	N/A
Investor A	7.06	6.86	1.25%	4.04	2.93%	4.58	4.02%
Investor C	6.74	5.97	4.97	3.26	3.26	3.93	3.93
Class K	7.34	7.29	N/A	4.55	N/A	5.10	N/A
Class R	6.96	6.55	N/A	3.85	N/A	4.35	N/A

LifePath Dynamic Retirement Fund Custom Benchmark(c)	6.27	5.36	N/A	4.00	N/A	4.53	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A
Bloomberg U.S. Aggregate Bond Index	2.09	(0.94)	N/A	0.77	N/A	1.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic Retirement Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment. LifePath Dynamic Retirement Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic Retirement Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic Retirement Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic Retirement Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic Retirement Fund under a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic Retirement Fund when it had a different target asset allocation.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Dynamic Retirement Fund

(c)

The LifePath Dynamic Retirement Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic Retirement Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic Retirement Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic Retirement Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to July 29, 2022, the LifePath Dynamic Retirement Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective July 29, 2022, the LifePath Dynamic Retirement Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Fixed-Income Funds	54.9%
Equity Funds	43.1
Money Market Funds	2.6
Liabilities in Excess of Other Assets	(0.6)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

BlackRock Diversified Fixed Income Fund	36.7%
Diversified Equity Master Portfolio	23.7
Advantage CoreAlpha Bond Master Portfolio	9.1
iShares TIPS Bond ETF	7.9
International Tilts Master Portfolio	7.8
BlackRock Tactical Opportunities Fund, Class K	5.3
iShares MSCI EAFE Small-Cap ETF	2.6
BlackRock Advantage Emerging Markets Fund, Class K	2.5
BlackRock Cash Funds: Institutional, SL Agency Shares	1.4
BlackRock High Yield Bond Portfolio, Class K	1.2

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2023	BlackRock LifePath® Dynamic 2025 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2025 Fund (“LifePath Dynamic 2025 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14	34.6%	N/A	N/A	N/A	N/A	N/A	5.4%	3.8%	4.3%	16.9%	31.6%	3.4%
07/01/14 to 06/30/15	32.5	N/A	N/A	N/A	N/A	N/A	5.1	3.8	5.0	18.1	32.5	3.0
07/01/15 to 06/30/16	31.8	N/A	N/A	N/A	N/A	N/A	5.1	3.8	5.3	18.7	32.4	2.9
07/01/16 to 06/30/17	33.1	N/A	N/A	N/A	N/A	N/A	5.4	3.8	5.1	18.4	31.2	3.0
07/01/17 to 06/30/18	35.9	N/A	N/A	N/A	N/A	N/A	5.8	N/A	4.7	19.5	30.9	3.2
07/01/18 to 06/30/19	37.4	N/A	N/A	N/A	N/A	N/A	6.7	N/A	3.1	19.6	30.2	3.0
07/01/19 to 06/30/20	40.6	N/A	N/A	N/A	N/A	N/A	7.3	N/A	2.4	18.5	28.3	2.9
07/01/20 to 06/30/21	42.7	N/A	N/A	N/A	N/A	N/A	7.4	N/A	2.3	17.9	26.4	3.3
07/01/21 to 06/30/22	45.2	N/A	N/A	N/A	N/A	N/A	7.6	N/A	2.1	16.4	25.9	2.8
07/01/22 to 06/30/23	N/A	8.5%	14.7%	3.0%	7.4%	14.0%	7.8	N/A	2.1	14.3	25.3	2.9

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	8.03%	7.98%	N/A	4.93%	N/A	5.95%	N/A
Investor A	7.91	7.68	2.03%	4.67	3.54%	5.69	5.13%
Investor C	7.51	6.92	5.92	3.87	3.87	5.03	5.03
Class K	8.16	8.20	N/A	5.18	N/A	6.22	N/A
Class R	7.77	7.45	N/A	4.47	N/A	5.47	N/A

LifePath Dynamic 2025 Fund Custom Benchmark(c)	6.95	6.25	N/A	4.62	N/A	5.62	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2025 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2025. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Dynamic 2025 Fund

(c)

The LifePath Dynamic 2025 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2025 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2025 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2025 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to July 29, 2022, the LifePath Dynamic 2025 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective July 29, 2022, the LifePath Dynamic 2025 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Fixed-Income Funds	47.2%
Equity Funds	45.8
Money Market Funds	15.3
Liabilities in Excess of Other Assets	(8.3)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

BlackRock Diversified Fixed Income Fund	38.6%
Diversified Equity Master Portfolio	26.9
BlackRock Cash Funds: Institutional, SL Agency Shares	9.4
International Tilts Master Portfolio	8.3
iShares TIPS Bond ETF	7.6
BlackRock Cash Funds: Treasury, SL Agency Shares	5.9
BlackRock Tactical Opportunities Fund, Class K	4.8
iShares MSCI EAFE Small-Cap ETF	2.3
BlackRock Advantage Emerging Markets Fund, Class K	2.2
iShares Developed Real Estate Index Fund, Class K	1.3

F U N D S U M M A R Y	9

Fund Summary as of June 30, 2023	BlackRock LifePath® Dynamic 2030 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14	28.5%	N/A	N/A	N/A	N/A	N/A	4.2%	3.8%	5.7%	19.2%	35.6%	3.0%
07/01/14 to 06/30/15	24.5	N/A	N/A	N/A	N/A	N/A	3.7	3.9	6.9	21.1	37.3	2.6
07/01/15 to 06/30/16	22.8	N/A	N/A	N/A	N/A	N/A	3.5	3.9	7.6	22.0	37.7	2.5
07/01/16 to 06/30/17	24.1	N/A	N/A	N/A	N/A	N/A	3.7	3.9	7.7	21.7	36.4	2.5
07/01/17 to 06/30/18	26.7	N/A	N/A	N/A	N/A	N/A	4.2	N/A	7.6	22.7	36.3	2.5
07/01/18 to 06/30/19	26.8	N/A	N/A	N/A	N/A	N/A	5.5	N/A	4.3	24.6	36.0	2.8
07/01/19 to 06/30/20	29.7	N/A	N/A	N/A	N/A	N/A	6.2	N/A	3.0	24.1	34.5	2.5
07/01/20 to 06/30/21	31.6	N/A	N/A	N/A	N/A	N/A	6.4	N/A	2.9	23.2	33.2	2.7
07/01/21 to 06/30/22	33.6	N/A	N/A	N/A	N/A	N/A	6.7	N/A	2.8	21.4	33.2	2.3
07/01/22 to 06/30/23	N/A	5.6%	9.7%	4.5%	5.5%	10.5%	6.9	N/A	2.7	19.2	32.8	2.6

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	9.51%	10.30%	N/A	5.82%	N/A	6.78%	N/A
Investor A	9.24	9.99	4.21%	5.55	4.41%	6.51	5.94%
Investor C	8.92	9.25	8.25	4.74	4.74	5.85	5.85
Class K	9.56	10.56	N/A	6.05	N/A	7.05	N/A
Class R	9.23	9.75	N/A	5.34	N/A	6.28	N/A

LifePath Dynamic 2030 Fund Custom Benchmark(c)	8.44	8.39	N/A	5.48	N/A	6.39	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2030 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2030. LifePath Dynamic 2030 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2030 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2030 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2030 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2030 Fund under a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2030 Fund when it had a different target asset allocation.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Dynamic 2030 Fund

(c)

The LifePath Dynamic 2030 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2030 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2030 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2030 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to July 29, 2022, the LifePath Dynamic 2030 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective July 29, 2022, the LifePath Dynamic 2030 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	59.3%
Fixed-Income Funds	37.7
Money Market Funds	2.8
Other Assets Less Liabilities	0.2

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	33.8%
BlackRock Diversified Fixed Income Fund	27.1
International Tilts Master Portfolio	11.6
iShares TIPS Bond ETF	6.7
BlackRock Tactical Opportunities Fund, Class K	5.0
iShares MSCI EAFE Small-Cap ETF	3.7
BlackRock Advantage Emerging Markets Fund, Class K	3.6
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.8
BlackRock Cash Funds: Treasury, SL Agency Shares	2.0
iShares Developed Real Estate Index Fund, Class K	1.6

F U N D S U M M A R Y	11

Fund Summary as of June 30, 2023	BlackRock LifePath® Dynamic 2035 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14	23.0%	N/A	N/A	N/A	N/A	N/A	3.0%	3.9%	7.0%	21.3%	39.2%	2.6%
07/01/14 to 06/30/15	17.2	N/A	N/A	N/A	N/A	N/A	2.3	3.9	8.7	23.8	41.8	2.3
07/01/15 to 06/30/16	14.0	N/A	N/A	N/A	N/A	N/A	2.1	3.9	9.9	25.2	42.8	2.1
07/01/16 to 06/30/17	15.4	N/A	N/A	N/A	N/A	N/A	2.3	4.0	10.1	24.9	41.3	2.0
07/01/17 to 06/30/18	17.9	N/A	N/A	N/A	N/A	N/A	2.6	N/A	10.4	25.7	41.5	1.9
07/01/18 to 06/30/19	17.2	N/A	N/A	N/A	N/A	N/A	4.0	N/A	5.5	29.2	41.5	2.6
07/01/19 to 06/30/20	19.5	N/A	N/A	N/A	N/A	N/A	4.9	N/A	3.6	29.5	40.5	2.0
07/01/20 to 06/30/21	21.2	N/A	N/A	N/A	N/A	N/A	5.1	N/A	3.5	28.3	39.7	2.2
07/01/21 to 06/30/22	23.4	N/A	N/A	N/A	N/A	N/A	5.4	N/A	3.4	26.0	39.9	1.9
07/01/22 to 06/30/23	N/A	3.8%	5.7%	4.3%	4.1%	7.4%	5.7	N/A	3.3	23.6	39.7	2.4

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	10.78%	11.90%	N/A	6.53%	N/A	7.44%	N/A
Investor A	10.64	11.60	5.74%	6.24	5.10%	7.17	6.60%
Investor C	10.29	10.83	9.83	5.45	5.45	6.51	6.51
Class K	10.94	12.21	N/A	6.77	N/A	7.71	N/A
Class R	10.50	11.36	N/A	6.03	N/A	6.95	N/A

LifePath Dynamic 2035 Fund Custom Benchmark(c)	9.75	10.34	N/A	6.28	N/A	7.10	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2035 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2035. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Dynamic 2035 Fund

(c)

The LifePath Dynamic 2035 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2035 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2035 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2035 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to July 29, 2022, the LifePath Dynamic 2035 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective July 29, 2022, the LifePath Dynamic 2035 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	67.7%
Fixed-Income Funds	24.1
Money Market Funds	12.6
Liabilities in Excess of Other Assets	(4.4)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	41.3%
BlackRock Diversified Fixed Income Fund	14.1
International Tilts Master Portfolio	11.7
BlackRock Cash Funds: Treasury, SL Agency Shares	7.0
BlackRock Cash Funds: Institutional, SL Agency Shares	5.6
iShares TIPS Bond ETF	5.5
BlackRock Tactical Opportunities Fund, Class K	4.4
iShares MSCI EAFE Small-Cap ETF	4.2
BlackRock Advantage Emerging Markets Fund, Class K	3.9
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.5

F U N D S U M M A R Y	13

Fund Summary as of June 30, 2023	BlackRock LifePath® Dynamic 2040 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14	18.2%	N/A	N/A	N/A	N/A	N/A	1.8%	3.9%	8.2%	23.1%	42.5%	2.3%
07/01/14 to 06/30/15	10.8	N/A	N/A	N/A	N/A	N/A	1.2	4.0	10.5	26.2	45.2	2.1
07/01/15 to 06/30/16	6.4	N/A	N/A	N/A	N/A	N/A	0.8	4.0	12.1	28.1	46.7	1.9
07/01/16 to 06/30/17	7.6	N/A	N/A	N/A	N/A	N/A	1.0	4.1	12.4	27.9	45.4	1.6
07/01/17 to 06/30/18	9.9	N/A	N/A	N/A	N/A	N/A	1.3	N/A	12.9	28.4	46.1	1.4
07/01/18 to 06/30/19	8.8	N/A	N/A	N/A	N/A	N/A	2.5	N/A	6.6	33.4	46.3	2.4
07/01/19 to 06/30/20	10.6	N/A	N/A	N/A	N/A	N/A	3.2	N/A	4.1	34.4	46.0	1.7
07/01/20 to 06/30/21	12.2	N/A	N/A	N/A	N/A	N/A	3.5	N/A	4.1	33.0	45.5	1.7
07/01/21 to 06/30/22	13.9	N/A	N/A	N/A	N/A	N/A	3.9	N/A	4.0	30.3	46.5	1.4
07/01/22 to 06/30/23	N/A	2.0%	2.4%	4.1%	2.6%	4.6%	4.2	N/A	3.8	27.8	46.3	2.2

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	11.99%	14.03%	N/A	7.18%	N/A	8.06%	N/A
Investor A	11.86	13.77	7.80%	6.91	5.77%	7.79	7.21%
Investor C	11.45	12.90	11.90	6.09	6.09	7.12	7.12
Class K	12.22	14.40	N/A	7.44	N/A	8.33	N/A
Class R	11.79	13.55	N/A	6.70	N/A	7.55	N/A

LifePath Dynamic 2040 Fund Custom Benchmark(c)	11.02	12.23	N/A	6.98	N/A	7.72	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2040 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2040. LifePath Dynamic 2040 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2040 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2040 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2040 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2040 Fund under a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2040 Fund when it had a different target asset allocation.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Dynamic 2040 Fund

(c)

The LifePath Dynamic 2040 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2040 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2040 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2040 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to July 29, 2022, the LifePath Dynamic 2040 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective July 29, 2022, the LifePath Dynamic 2040 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	81.3%
Fixed-Income Funds	16.4
Money Market Funds	6.0
Liabilities in Excess of Other Assets	(3.7)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	49.4%
International Tilts Master Portfolio	15.2
BlackRock Diversified Fixed Income Fund	6.4
iShares iBoxx $ Investment Grade Corporate Bond ETF	5.1
BlackRock Cash Funds: Institutional, SL Agency Shares	4.7
BlackRock Tactical Opportunities Fund, Class K	4.7
iShares MSCI EAFE Small-Cap ETF	4.7
BlackRock Advantage Emerging Markets Fund, Class K	4.5
iShares TIPS Bond ETF	3.9
iShares Developed Real Estate Index Fund, Class K	2.8

F U N D S U M M A R Y	15

Fund Summary as of June 30, 2023	BlackRock LifePath® Dynamic 2045 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2045 Fund (“LifePath Dynamic 2045 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14	14.5%	N/A	N/A	N/A	N/A	N/A	N/A	3.9%	9.3%	24.9%	45.4%	2.0%
07/01/14 to 06/30/15	7.2	N/A	N/A	N/A	N/A	N/A	N/A	4.1	11.6	27.7	47.3	2.1
07/01/15 to 06/30/16	2.0	N/A	N/A	N/A	N/A	N/A	0.2%	4.3	13.5	29.8	48.3	1.9
07/01/16 to 06/30/17	2.6	N/A	N/A	N/A	N/A	N/A	0.3	4.3	14.1	29.9	47.2	1.6
07/01/17 to 06/30/18	3.8	N/A	N/A	N/A	N/A	N/A	0.4	N/A	15.1	30.7	48.8	1.2
07/01/18 to 06/30/19	3.2	N/A	N/A	N/A	N/A	N/A	1.0	N/A	7.4	36.6	49.5	2.3
07/01/19 to 06/30/20	4.2	N/A	N/A	N/A	N/A	N/A	1.6	N/A	4.5	38.2	50.1	1.4
07/01/20 to 06/30/21	5.0	N/A	N/A	N/A	N/A	N/A	1.9	N/A	4.5	36.9	50.5	1.2
07/01/21 to 06/30/22	6.2	N/A	N/A	N/A	N/A	N/A	2.2	N/A	4.4	34.1	52.0	1.1
07/01/22 to 06/30/23	N/A	0.1%	0.1%	4.3%	0.7%	2.2%	2.5	N/A	4.3	31.6	52.3	1.9

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.11%	15.61%	N/A	7.57%	N/A	8.42%	N/A
Investor A	13.04	15.38	9.32%	7.31	6.16%	8.16	7.57%
Investor C	12.58	14.46	13.46	6.48	6.48	7.48	7.48
Class K	13.24	15.95	N/A	7.83	N/A	8.68	N/A
Class R	12.88	15.15	N/A	7.09	N/A	7.93	N/A

LifePath Dynamic 2045 Fund Custom Benchmark(c)	12.13	14.00	N/A	7.56	N/A	8.22	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2045 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2045. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Dynamic 2045 Fund

(c)

The LifePath Dynamic 2045 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2045 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2045 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2045 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to July 29, 2022, the LifePath Dynamic 2045 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective July 29, 2022, the LifePath Dynamic 2045 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	82.0%
Money Market Funds	12.2
Fixed-Income Funds	7.8
Liabilities in Excess of Other Assets	(2.0)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	51.9%
International Tilts Master Portfolio	14.7
BlackRock Cash Funds: Treasury, SL Agency Shares	8.9
iShares iBoxx $ Investment Grade Corporate Bond ETF	4.6
iShares MSCI EAFE Small-Cap ETF	4.6
BlackRock Tactical Opportunities Fund, Class K	4.2
BlackRock Advantage Emerging Markets Fund, Class K	3.4
BlackRock Cash Funds: Institutional, SL Agency Shares	3.3
iShares Developed Real Estate Index Fund, Class K	3.2
iShares TIPS Bond ETF	2.2

F U N D S U M M A R Y	17

Fund Summary as of June 30, 2023	BlackRock LifePath® Dynamic 2050 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
07/01/14 to 06/30/15	4.7%	N/A	N/A	N/A	N/A	N/A	N/A	4.1%	12.2%	28.5%	48.5%	2.0%
07/01/15 to 06/30/16	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.3	13.9	30.2	48.7	1.9
07/01/16 to 06/30/17	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.4	14.6	30.5	47.9	1.6
07/01/17 to 06/30/18	1.1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.1	31.7	50.0	1.1
07/01/18 to 06/30/19	0.9	N/A	N/A	N/A	N/A	N/A	0.2%	N/A	7.6	38.1	50.8	2.4
07/01/19 to 06/30/20	1.2	N/A	N/A	N/A	N/A	N/A	0.4	N/A	4.8	40.1	52.2	1.3
07/01/20 to 06/30/21	1.5	N/A	N/A	N/A	N/A	N/A	0.6	N/A	4.7	39.1	53.1	1.0
07/01/21 to 06/30/22	1.9	N/A	N/A	N/A	N/A	N/A	0.8	N/A	4.7	36.4	55.2	1.0
07/01/22 to 06/30/23	N/A	0.0%	0.0%	2.4%	0.1%	0.0%	1.0	N/A	4.5	34.1	56.1	1.8

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.63%	15.98%	N/A	7.58%	N/A	8.55%	N/A
Investor A	13.47	15.71	9.63%	7.31	6.16%	8.28	7.70%
Investor C	13.03	14.78	13.78	6.49	6.49	7.61	7.61
Class K	13.72	16.26	N/A	7.83	N/A	8.83	N/A
Class R	13.31	15.43	N/A	7.10	N/A	8.05	N/A

LifePath Dynamic 2050 Fund Custom Benchmark(c)	12.77	15.09	N/A	7.87	N/A	8.50	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2050 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2050. LifePath Dynamic 2050 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2050 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2050 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2050 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2050 Fund under a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2050 Fund when it had a different target asset allocation.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Dynamic 2050 Fund

(c)

The LifePath Dynamic 2050 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2050 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2050 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2050 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to July 29, 2022, the LifePath Dynamic 2050 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective July 29, 2022, the LifePath Dynamic 2050 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	93.3%
Fixed-Income Funds	4.1
Money Market Funds	3.9
Liabilities in Excess of Other Assets	(1.3)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	57.4%
International Tilts Master Portfolio	17.0
iShares MSCI EAFE Small-Cap ETF	5.4
BlackRock Advantage Emerging Markets Fund, Class K	5.3
BlackRock Tactical Opportunities Fund, Class K	4.6
iShares Developed Real Estate Index Fund, Class K	3.6
BlackRock Cash Funds: Institutional, SL Agency Shares	2.3
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.3
BlackRock Cash Funds: Treasury, SL Agency Shares	1.6
BlackRock High Yield Bond Portfolio, Class K	1.0

F U N D S U M M A R Y	19

Fund Summary as of June 30, 2023	BlackRock LifePath® Dynamic 2055 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14	4.1%	N/A	N/A	N/A	N/A	N/A	N/A	4.0%	11.8%	28.1%	50.3%	1.7%
07/01/14 to 06/30/15	2.6	N/A	N/A	N/A	N/A	N/A	N/A	4.1	12.8	29.2	49.3	2.0
07/01/15 to 06/30/16	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.2	13.9	30.2	48.8	1.9
07/01/16 to 06/30/17	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.4	14.6	30.5	47.9	1.6
07/01/17 to 06/30/18	1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.2	31.9	49.8	1.1
07/01/18 to 06/30/19	0.9	N/A	N/A	N/A	N/A	N/A	0.1%	N/A	7.6	38.2	50.8	2.4
07/01/19 to 06/30/20	0.8	N/A	N/A	N/A	N/A	N/A	0.2	N/A	4.8	40.5	52.4	1.3
07/01/20 to 06/30/21	0.8	N/A	N/A	N/A	N/A	N/A	0.2	N/A	4.8	39.5	53.7	1.0
07/01/21 to 06/30/22	1.0	N/A	N/A	N/A	N/A	N/A	0.2	N/A	4.8	37.1	55.9	1.0
07/01/22 to 06/30/23	N/A	0.0%	0.0%	0.8%	0.0%	0.0%	0.2	N/A	4.5	35.1	57.6	1.8

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.81%	16.30%	N/A	7.76%	N/A	8.69%	N/A
Investor A	13.64	15.99	9.90%	7.51	6.35%	8.42	7.84%
Investor C	13.22	15.13	14.13	6.67	6.67	7.75	7.75
Class K	13.94	16.63	N/A	8.03	N/A	8.97	N/A
Class R	13.55	15.76	N/A	7.28	N/A	8.18	N/A

LifePath Dynamic 2055 Fund Custom Benchmark(c)	12.98	15.45	N/A	7.95	N/A	8.61	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2055 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2055. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Dynamic 2055 Fund

(c)

The LifePath Dynamic 2055 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2055 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2055 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2055 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to July 29, 2022, the LifePath Dynamic 2055 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective July 29, 2022, 2022, the LifePath Dynamic 2055 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	85.9%
Money Market Funds	11.1
Fixed-Income Funds	1.7
Other Assets Less Liabilities	1.3

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	54.3%
International Tilts Master Portfolio	14.7
BlackRock Cash Funds: Treasury, SL Agency Shares	11.0
BlackRock Advantage Emerging Markets Fund, Class K	4.8
iShares MSCI EAFE Small-Cap ETF	4.4
BlackRock Tactical Opportunities Fund, Class K	4.0
iShares Developed Real Estate Index Fund, Class K	3.7
BlackRock High Yield Bond Portfolio, Class K	0.9
iShares iBoxx $ Investment Grade Corporate Bond ETF	0.6
BlackRock Cash Funds: Institutional, SL Agency Shares	0.1

F U N D S U M M A R Y	21

Fund Summary as of June 30, 2023	BlackRock LifePath® Dynamic 2060 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2060 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/17 to 06/30/18	1.0%	N/A	N/A	N/A	N/A	N/A	N/A	0.0%	16.2%	31.9%	49.8%	1.1%
07/01/18 to 06/30/19	0.9	N/A	N/A	N/A	N/A	N/A	0.1%	N/A	7.6	38.2	50.8	2.4
07/01/19 to 06/30/20	0.9	N/A	N/A	N/A	N/A	N/A	0.1	N/A	4.8	40.5	52.4	1.3
07/01/20 to 06/30/21	0.9	N/A	N/A	N/A	N/A	N/A	0.1	N/A	4.8	39.5	53.7	1.0
07/01/21 to 06/30/22	1.1	N/A	N/A	N/A	N/A	N/A	0.1	N/A	4.8	37.1	55.9	1.0
07/01/22 to 06/30/23	N/A	0.00%	0.00%	0.80%	0.00%	0.00%	0.2	N/A	4.5	35.1	57.6	1.8

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		Since Inception(c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.84%	16.37%	N/A	7.50%	N/A	8.19%	N/A
Investor A	13.75	16.07	9.98%	7.22	6.07%	7.93	6.97%
Investor C	13.40	15.31	14.31	6.42	6.42	7.10	7.10
Class K	14.11	16.75	N/A	7.76	N/A	8.45	N/A
Class R	13.67	15.89	N/A	7.03	N/A	7.72	N/A

LifePath Dynamic 2060 Fund Custom Benchmark(d)	12.99	15.46	N/A	7.95	N/A	8.40	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	1.42	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.51	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	1.21	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	(0.68)	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	0.06	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.23	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	0.95	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.10	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.30	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	6.83	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2060 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2060. LifePath Dynamic 2060 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2060 Fund when its assets could be allocated to underlying funds that invest primarily in commodities.

(c)	The LifePath Dynamic 2060 Fund commenced operations on May 31, 2017.
(d)

The LifePath Dynamic 2060 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2060 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2060 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2060 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to July 29, 2022, the LifePath Dynamic 2060 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective July 29, 2022, the LifePath Dynamic 2060 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Dynamic 2060 Fund

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	81.3%
Money Market Funds	18.9
Fixed-Income Funds	1.6
Liabilities in Excess of Other Assets	(1.8)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	50.9%
BlackRock Cash Funds: Treasury, SL Agency Shares	15.6
International Tilts Master Portfolio	13.2
BlackRock Advantage Emerging Markets Fund, Class K	4.2
BlackRock Tactical Opportunities Fund, Class K	3.6
iShares Developed Real Estate Index Fund, Class K	3.3
BlackRock Cash Funds: Institutional, SL Agency Shares	3.3
iShares MSCI EAFE Small-Cap ETF	2.5
iShares MSCI Canada ETF	2.3
iShares MSCI EAFE ETF	0.9

F U N D S U M M A R Y	23

Fund Summary as of June 30, 2023	BlackRock LifePath® Dynamic 2065 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2065 Fund (“LifePath Dynamic 2065 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2065 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

10/31/19 to 06/30/20	1.0%	N/A	N/A	N/A	N/A	N/A	0.00%	4.8%	40.5%	52.4%	1.3%
07/01/20 to 06/30/21	1.0	N/A	N/A	N/A	N/A	N/A	0.00	4.8	39.5	53.7	1.0
07/01/21 to 06/30/22	1.2	N/A	N/A	N/A	N/A	N/A	0.00	4.8	37.1	55.9	1.0
07/01/22 to 06/30/23	N/A	0.00%	0.00%	1.00%	0.00%	0.00%	0.00	4.5	35.1	57.6	1.80

(a)	The LifePath Dynamic Fund commenced operations on October 30, 2019.

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		Since Inception(c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.98%	16.63%	N/A	7.86%	N/A
Investor A	13.78	16.44	10.33%	7.60	6.03%
Investor C	13.38	15.46	14.46	6.78	6.78
Class K	14.18	16.96	N/A	8.13	N/A
Class R	13.79	16.22	N/A	7.38	N/A

LifePath Dynamic 2065 Fund Custom Benchmark(d)	12.99	15.46	N/A	8.16	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	(0.21)	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	(0.80)	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	(3.03)	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(5.55)	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	(1.89)	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	1.80	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(3.92)	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	4.09	N/A
Russell 1000® Index	16.68	19.36	N/A	12.42	N/A
Russell 2000® Index	8.09	12.31	N/A	6.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2065 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2065.

(c)	The LifePath Dynamic 2065 Fund commenced operations on October 30, 2019.
(d)

The LifePath Dynamic 2065 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2065 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2065 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2065 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to July 29, 2022, the LifePath Dynamic 2065 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective July 29, 2022, the LifePath Dynamic 2065 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Dynamic 2065 Fund

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	82.2%
Money Market Funds	20.7
Fixed-Income Funds	2.2
Liabilities in Excess of Other Assets	(5.1)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	52.4%
BlackRock Cash Funds: Treasury, SL Agency Shares	14.0
International Tilts Master Portfolio	11.1
BlackRock Cash Funds: Institutional, SL Agency Shares	6.7
BlackRock Advantage Emerging Markets Fund, Class K	4.4
BlackRock Tactical Opportunities Fund, Class K	3.9
iShares Developed Real Estate Index Fund, Class K	3.8
iShares MSCI EAFE Small-Cap ETF	2.5
iShares MSCI Canada ETF	2.4
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.2

F U N D S U M M A R Y	25

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the LifePath Dynamic Funds’ investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath Dynamic Fund distributions or the redemption of LifePath Dynamic Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), LifePath Dynamic Funds’ Manager and Administrator respectively, have contractually and/or voluntarily agreed to waive and/or reimburse a portion of each LifePath Dynamic Fund’s expenses. Without such waivers and/or reimbursements, each LifePath Dynamic Fund’s performance would have been lower. With respect to each LifePath Dynamic Fund’s voluntary waivers, if any, the Manager and Administrator are under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each LifePath Dynamic Fund’s contractual waivers, if any, the Manager and the Administrator are under no obligation to continue waiving and/or reimbursing their fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Dynamic Funds’ changing asset allocations over time. As of June 30, 2023, the following indexes are used to calculate the LifePath Dynamic Funds’ custom benchmarks: Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bloomberg U.S. Intermediate Credit Bond Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. The Bloomberg U.S. Intermediate Government Bond Index includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures with a maturity greater 1 year and less than 10 years. The Bloomberg U.S. Long Credit Bond Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 10 years. The Bloomberg U.S. Long Government Bond Index includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures with a maturity greater than 10 years. The Bloomberg U.S. Securitized: MBS, ABS and CMBS Index measures the performance of residential mortgage backed securities issued by Government Sponsored Enterprises, asset backed securities and commercial mortgage backed securities. The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 93% of the U.S. market. The Russell 2000® Index is an index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Disclosure of Expenses

Shareholders of each LifePath Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses (continued)

examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath Dynamic Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period (a)	Annualized Expense Ratio

LifePath Dynamic Retirement Fund
Institutional	$ 1,000.00	$ 1,071.70	$ 2.36	$ 1,000.00	$ 1,022.51	$ 2.31	0.46%
Investor A	1,000.00	1,070.60	3.65	1,000.00	1,021.27	3.56	0.71
Investor C	1,000.00	1,067.40	7.48	1,000.00	1,017.55	7.30	1.46
Class K	1,000.00	1,073.40	1.08	1,000.00	1,023.75	1.05	0.21
Class R	1,000.00	1,069.60	4.67	1,000.00	1,020.28	4.56	0.91
LifePath Dynamic 2025 Fund
Institutional	1,000.00	1,080.30	2.32	1,000.00	1,022.56	2.26	0.45
Investor A	1,000.00	1,079.10	3.61	1,000.00	1,021.32	3.51	0.70
Investor C	1,000.00	1,075.10	7.46	1,000.00	1,017.60	7.25	1.45
Class K	1,000.00	1,081.60	1.03	1,000.00	1,023.80	1.00	0.20
Class R	1,000.00	1,077.70	4.64	1,000.00	1,020.33	4.51	0.90
LifePath Dynamic 2030 Fund
Institutional	1,000.00	1,095.10	2.34	1,000.00	1,022.56	2.26	0.45
Investor A	1,000.00	1,092.40	3.63	1,000.00	1,021.32	3.51	0.70
Investor C	1,000.00	1,089.20	7.51	1,000.00	1,017.60	7.25	1.45
Class K	1,000.00	1,095.60	1.04	1,000.00	1,023.80	1.00	0.20
Class R	1,000.00	1,092.30	4.67	1,000.00	1,020.33	4.51	0.90
LifePath Dynamic 2035 Fund
Institutional	1,000.00	1,107.80	2.46	1,000.00	1,022.46	2.36	0.47
Investor A	1,000.00	1,106.40	3.76	1,000.00	1,021.22	3.61	0.72
Investor C	1,000.00	1,102.90	7.66	1,000.00	1,017.50	7.35	1.47
Class K	1,000.00	1,109.40	1.15	1,000.00	1,023.70	1.10	0.22
Class R	1,000.00	1,105.00	4.80	1,000.00	1,020.23	4.61	0.92
LifePath Dynamic 2040 Fund
Institutional	1,000.00	1,119.90	2.47	1,000.00	1,022.46	2.36	0.47
Investor A	1,000.00	1,118.60	3.78	1,000.00	1,021.22	3.61	0.72
Investor C	1,000.00	1,114.50	7.71	1,000.00	1,017.50	7.35	1.47
Class K	1,000.00	1,122.20	1.16	1,000.00	1,023.70	1.10	0.22
Class R	1,000.00	1,117.90	4.83	1,000.00	1,020.23	4.61	0.92
LifePath Dynamic 2045 Fund
Institutional	1,000.00	1,131.10	2.59	1,000.00	1,022.36	2.46	0.49
Investor A	1,000.00	1,130.40	3.91	1,000.00	1,021.12	3.71	0.74
Investor C	1,000.00	1,125.80	7.85	1,000.00	1,017.41	7.45	1.49
Class K	1,000.00	1,132.40	1.27	1,000.00	1,023.60	1.20	0.24
Class R	1,000.00	1,128.80	4.96	1,000.00	1,020.13	4.71	0.94
LifePath Dynamic 2050 Fund
Institutional	1,000.00	1,136.30	2.54	1,000.00	1,022.41	2.41	0.48
Investor A	1,000.00	1,134.70	3.86	1,000.00	1,021.17	3.66	0.73
Investor C	1,000.00	1,130.30	7.82	1,000.00	1,017.46	7.40	1.48
Class K	1,000.00	1,137.20	1.22	1,000.00	1,023.65	1.15	0.23
Class R	1,000.00	1,133.10	4.92	1,000.00	1,020.18	4.66	0.93
LifePath Dynamic 2055 Fund
Institutional	1,000.00	1,138.10	2.60	1,000.00	1,022.36	2.46	0.49
Investor A	1,000.00	1,136.40	3.92	1,000.00	1,021.12	3.71	0.74
Investor C	1,000.00	1,132.20	7.88	1,000.00	1,017.41	7.45	1.49
Class K	1,000.00	1,139.40	1.27	1,000.00	1,023.60	1.20	0.24
Class R	1,000.00	1,135.50	4.98	1,000.00	1,020.13	4.71	0.94
LifePath Dynamic 2060 Fund
Institutional	1,000.00	1,138.40	2.54	1,000.00	1,022.41	2.41	0.48
Investor A	1,000.00	1,137.50	3.87	1,000.00	1,021.17	3.66	0.73
Investor C	1,000.00	1,134.00	7.83	1,000.00	1,017.46	7.40	1.48
Class K	1,000.00	1,141.10	1.22	1,000.00	1,023.65	1.15	0.23
Class R	1,000.00	1,136.70	4.93	1,000.00	1,020.18	4.66	0.93
LifePath Dynamic 2065 Fund
Institutional	1,000.00	1,139.80	2.55	1,000.00	1,022.41	2.41	0.48

D I S C L O S U R E O F E X P E N S E S	27

Disclosure of Expenses (continued)

	Actual			Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period (a)	Annualized Expense Ratio

Investor A	$ 1,000.00	$ 1,137.80	$ 3.87	$ 1,000.00	$ 1,021.17	$ 3.66	0.73%
Investor C	1,000.00	1,133.80	7.83	1,000.00	1,017.46	7.40	1.48
Class K	1,000.00	1,141.80	1.22	1,000.00	1,023.65	1.15	0.23
Class R	1,000.00	1,137.90	4.93	1,000.00	1,020.18	4.66	0.93

(a)

For each class of the LifePath Dynamic Funds, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The LifePath Dynamic Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the LifePath Dynamic Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The LifePath Dynamic Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath Dynamic Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath Dynamic Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	29

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Dynamic Retirement Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 43.1%
BlackRock Advantage Emerging Markets Fund, Class K	543,955	$5,145,813
BlackRock Tactical Opportunities Fund, Class K	729,450	10,759,393
Diversified Equity Master Portfolio	$48,065,150	48,065,150
International Tilts Master Portfolio	$15,862,347	15,862,347
iShares Developed Real Estate Index Fund, Class K	267,930	2,403,335
iShares MSCI EAFE Small-Cap ETF(b)	89,072	5,253,467

		87,489,505

Fixed-Income Funds — 54.9%
Advantage CoreAlpha Bond Master Portfolio	$18,409,324	18,409,324
BlackRock Diversified Fixed Income Fund	7,717,289	74,703,360
BlackRock High Yield Bond Portfolio, Class K	357,196	2,425,361
iShares TIPS Bond ETF	149,674	16,107,916

		111,645,961

Security	Shares	Value

Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	2,908,684	$2,909,266
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	2,415,780	2,415,780

		5,325,046

Total Investments — 100.6% (Cost: $132,369,737)		204,460,512

Liabilities in Excess of Other Assets — (0.6)%		(1,200,034)

Net Assets — 100.0%		$203,260,478

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$36,823,399	$—	$(20,219,133	)(a)(b)	$(415,051)	$2,220,109	$18,409,324	$18,409,324	$484,076		$—
BlackRock Advantage Emerging Markets Fund, Class K	4,862,956	—	—		—	282,857	5,145,813	543,955	—		—
BlackRock Cash Funds: Institutional, SL Agency Shares	10,170,474	—	(7,258,257	)(a)	(691)	(2,260)	2,909,266	2,908,684	4,117	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	12,049,934	—	(9,634,154	)(a)	—	—	2,415,780	2,415,780	204,737		—
BlackRock Diversified Fixed Income Fund	—	76,460,523	—		—	(1,757,163)	74,703,360	7,717,289	1,242,022		—
BlackRock High Yield Bond Portfolio, Class K	2,293,716	79,830	—		—	51,815	2,425,361	357,196	80,624		—
BlackRock Tactical Opportunities Fund, Class K	10,518,675	—	—		—	240,718	10,759,393	729,450	—		—
Diversified Equity Master Portfolio	44,883,274	—	(7,946,350	)(a)(b)	1,392,687	9,735,539	48,065,150	$48,065,150	415,157		—
International Tilts Master Portfolio	13,959,667	—	(1,217,668	)(a)(b)	517,445	2,602,903	15,862,347	$15,862,347	249,898		—
iShares Core U.S. Aggregate Bond ETF(d)	27,151,575	—	(28,131,987)		(4,551,030)	5,531,442	—	—	—		—
iShares Developed Real Estate Index Fund, Class K	925,233	2,040,502	(707,001)		102,368	42,233	2,403,335	267,930	2,200		—
iShares MSCI EAFE Small-Cap ETF	5,030,786	—	—		—	222,681	5,253,467	89,072	89,007		—
iShares TIPS Bond ETF	15,884,254	763,349	(721,487)		(967)	182,767	16,107,916	149,674	151,032		—
Master Total Return Portfolio(d)	27,630,376	—	(21,143,302	)(a)(b)	3,678	(6,490,752)	—	$—	(43,269)		—

					$(2,951,561)	$12,862,889	$204,460,512		$2,879,601		$—

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	12	09/14/23	$2,208	$35,320
MSCI Emerging Markets Index	45	09/15/23	2,245	(25,082)
Russell 2000 E-Mini Index	67	09/15/23	6,377	56,672
S&P 500 Micro E-Mini Index	46	09/15/23	1,032	31,895
10-Year U.S. Treasury Note	20	09/20/23	2,246	(37,981)
U.S. Long Bond	43	09/20/23	5,466	14,993
5-Year U.S. Treasury Note	5	09/29/23	536	(10,359)

				65,458

Short Contracts
MSCI EAFE Index	19	09/15/23	2,048	(23,888)
Ultra U.S. Treasury Bond	9	09/20/23	1,226	(7,925)

				(31,813)

				$33,645

Forward Foreign Currency Exchange Contracts

						Unrealized Appreciation
Currency Purchased		Currency Sold		Counterparty	Settlement Date	(Depreciation)

CAD	3,195,169	USD	2,399,302	Bank of America N.A.	09/20/23	$15,494
CAD	2,725,204	USD	2,035,884	Goldman Sachs International	09/20/23	23,729
EUR	3,700,000	USD	4,006,227	Goldman Sachs International	09/20/23	46,652
USD	198,619	JPY	27,289,000	Deutsche Bank AG	09/20/23	7,232

						93,107

AUD	3,076,810	USD	2,057,998	Barclays Bank PLC	09/20/23	(3,960)
USD	40,062	EUR	37,000	Goldman Sachs International	09/20/23	(466)

						(4,426)

						$88,681

OTC Total Return Swaps

Upfront
Paid by the Fund		Received by the Fund								Premium	Unrealized

					Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day SOFR plus 0.25%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD	4,007	$183,917	$—	$183,917

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$183,917	$—

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$123,887	$—	$14,993	$—	$138,880
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	93,107	—	—	93,107
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	183,917	—	—	—	183,917

	$—	$—	$307,804	$93,107	$14,993	$—	$415,904

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$48,970	$—	$56,265	$—	$105,235
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	4,426	—	—	4,426

	$—	$—	$48,970	$4,426	$56,265	$—	$109,661

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$693,822	$—	$197,788	$—	$891,610
Forward foreign currency exchange contracts	—	—	—	89,672	—	—	89,672
Swaps	—	—	(147,703)	—	—	—	(147,703)

	$—	$—	$546,119	$89,672	$197,788	$—	$833,579

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$729,124	$—	$105,213	$—	$834,337
Forward foreign currency exchange contracts	—	—	—	108,131	—	—	108,131
Swaps	—	—	183,917	—	—	—	183,917

	$—	$—	$913,041	$108,131	$105,213	$—	$1,126,385

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,890,503
Average notional value of contracts — short	$1,741,672
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$240,267
Average amounts sold — in USD	$8,387,074
Total return swaps:
Average notional value	$4,058,850

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$137,014	$35,496
Forward foreign currency exchange contracts	93,107	4,426
Swaps — OTC(a)	183,917	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	414,038	39,922

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(137,014)	(35,496)

Total derivative assets and liabilities subject to an MNA	$277,024	$4,426

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$15,494	$—	$—	$—	$15,494
Deutsche Bank AG	7,232	—	—	—	7,232
Goldman Sachs International	70,381	(466)	—	—	69,915
Morgan Stanley & Co. International PLC	183,917	—	—	—	183,917

	$277,024	$(466)	$—	$—	$276,558

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Barclays Bank PLC	$3,960	$—	$—	$—	$3,960
Goldman Sachs International	466	(466)	—	—	—

	$4,426	$(466)	$—	$—	$3,960

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$23,562,008	$—	$—	$23,562,008
Fixed-Income Funds	93,236,637	—	—	93,236,637
Money Market Funds	5,325,046	—	—	5,325,046

	$122,123,691	$—	$—	122,123,691

Investments Valued at NAV(a)				82,336,821

				$204,460,512

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic Retirement Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(b)
Assets
Equity Contracts	$123,887	$183,917	$—	$307,804
Foreign Currency Exchange Contracts	—	93,107	—	93,107
Interest Rate Contracts	14,993	—	—	14,993
Liabilities
Equity Contracts	(48,970)	—	—	(48,970)
Foreign Currency Exchange Contracts	—	(4,426)	—	(4,426)
Interest Rate Contracts	(56,265)	—	—	(56,265)

	$33,645	$272,598	$—	$306,243

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Dynamic 2025 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 45.8%
BlackRock Advantage Emerging Markets Fund, Class K	192,520	$1,821,238
BlackRock Tactical Opportunities Fund, Class K	274,415	4,047,623
Diversified Equity Master Portfolio	$22,585,899	22,585,899
International Tilts Master Portfolio	$6,956,181	6,956,181
iShares Developed Real Estate Index Fund, Class K	118,577	1,063,637
iShares MSCI EAFE Small-Cap ETF(b)	33,192	1,957,663

		38,432,241

Fixed-Income Funds — 47.2%
BlackRock Diversified Fixed Income Fund	3,353,607	32,462,913
BlackRock High Yield Bond Portfolio, Class K	119,138	808,950
iShares TIPS Bond ETF(b)	59,385	6,391,014

		39,662,877

Security	Shares	Value

Money Market Funds — 15.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	7,883,519	$7,885,096
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	4,996,574	4,996,574

		12,881,670

Total Investments — 108.3% (Cost: $87,730,206)		90,976,788

Liabilities in Excess of Other Assets — (8.3)%		(6,987,791)

Net Assets — 100.0%		$83,988,997

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio(a)	$12,933,897	$—		$(14,667,008	)(b)(c)	$(34,001)	$1,767,112	$—	$—	$22,212		$—
BlackRock Advantage Emerging Markets Fund, Class K	1,721,128	—		—		—	100,110	1,821,238	192,520	—		—
BlackRock Cash Funds: Institutional, SL Agency Shares	2,273,580	5,615,111	(b)	—		(2,084)	(1,511)	7,885,096	7,883,519	1,897	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,446,028	1,550,546	(b)	—		—	—	4,996,574	4,996,574	152,392		—
BlackRock Diversified Fixed Income Fund	—	33,456,769		—		—	(993,856)	32,462,913	3,353,607	613,289		—
BlackRock High Yield Bond Portfolio, Class K	765,042	26,626		—		—	17,282	808,950	119,138	26,861		—
BlackRock Tactical Opportunities Fund, Class K	3,957,066	—		—		—	90,557	4,047,623	274,415	—		—
Diversified Equity Master Portfolio	20,677,976	1,305,618	(b)(c)	—		651,029	(48,724)	22,585,899	$22,585,899	192,952		—
International Tilts Master Portfolio	6,121,791	883,851	(b)(c)	—		226,922	(276,383)	6,956,181	$6,956,181	109,609		—
iShares Core U.S. Aggregate Bond ETF(a)	9,544,108	—		(9,888,734)		(1,543,052)	1,887,678	—	—	—		—
iShares Developed Real Estate Index Fund, Class K	99,974	1,060,049		(130,000)		(1,019)	34,633	1,063,637	118,577	1,473		—
iShares MSCI EAFE Small-Cap ETF	1,874,683	—		—		—	82,980	1,957,663	33,192	33,168		—
iShares TIPS Bond ETF	5,720,511	614,738		—		—	55,765	6,391,014	59,385	59,923		—
Master Total Return Portfolio(a)	9,661,315	—		(12,052,886	)(b)(c)	2,097	2,389,474	—	$—	(14,511)		—

						$(700,108)	$5,105,117	$90,976,788		$1,199,265		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	6	09/14/23	$1,104	$17,661
MSCI Emerging Markets Index	34	09/15/23	1,696	(18,951)
Russell 2000 E-Mini Index	29	09/15/23	2,760	24,550
U.S. Long Bond	31	09/20/23	3,941	(518)
Ultra U.S. Treasury Bond	9	09/20/23	1,226	14,518

				37,260

Short Contracts
MSCI EAFE Index	6	09/15/23	647	(2,109)
S&P 500 Micro E-Mini Index	6	09/15/23	135	24
5-Year U.S. Treasury Note	25	09/29/23	2,679	51,718

				49,633

				$86,893

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	1,223,518	USD	918,759	Bank of America N.A.	09/20/23	$5,932
CAD	1,126,695	USD	841,706	Goldman Sachs International	09/20/23	9,811
EUR	1,583,210	USD	1,714,243	Goldman Sachs International	09/20/23	19,962

						35,705

AUD	1,272,062	USD	850,849	Barclays Bank PLC	09/20/23	(1,637)
JPY	3,359,000	USD	24,448	Bank of America N.A.	09/20/23	(890)
USD	14,076	EUR	13,000	Goldman Sachs International	09/20/23	(163)

						(2,690)

						$33,015

OTC Total Return Swaps

										Upfront
Paid by the Fund		Received by the Fund								Premium	Unrealized
					Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day SOFR plus 0.25%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD	1,578	$72,428	$—	$72,428
1-Day SOFR plus 0.29%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	03/23/24	USD	153	4,268	—	4,268

									$76,696	$—	$76,696

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$76,696	$—

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$42,235	$—	$66,236	$—	$108,471
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	35,705	—	—	35,705
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	76,696	—	—	—	76,696

	$—	$—	$118,931	$35,705	$66,236	$—	$220,872

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$21,060	$—	$518	$—	$21,578
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,690	—	—	2,690

	$—	$—	$21,060	$2,690	$518	$—	$24,268

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$183,222	$—	$165,852	$—	$349,074
Forward foreign currency exchange contracts	—	—	—	21,119	—	—	21,119
Swaps	—	—	(51,298)	—	—	—	(51,298)

	$—	$—	$131,924	$21,119	$165,852	$—	$318,895

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$269,680	$—	$127,171	$—	$396,851
Forward foreign currency exchange contracts	—	—	—	39,586	—	—	39,586
Swaps	—	—	76,696	—	—	—	76,696

	$—	$—	$346,376	$39,586	$127,171	$—	$513,133

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,481,357
Average notional value of contracts — short	$2,990,864
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$155,164
Average amounts sold — in USD	$3,556,074
Total return swaps:
Average notional value	$1,747,229

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$83,132	$2,285
Forward foreign currency exchange contracts	35,705	2,690
Swaps — OTC(a)	76,696	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	195,533	4,975

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(83,132)	(2,285)

Total derivative assets and liabilities subject to an MNA	$112,401	$2,690

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$5,932	$(890)	$—	$—	$5,042
Goldman Sachs International	29,773	(163)	—	—	29,610
Morgan Stanley & Co. International PLC	76,696	—	—	—	76,696

	$112,401	$(1,053)	$—	$—	$111,348

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$890	$(890)	$—	$—	$—
Barclays Bank PLC	1,637	—	—	—	1,637
Goldman Sachs International	163	(163)	—	—	—

	$2,690	$(1,053)	$—	$—	$1,637

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$8,890,161	$—	$—	$8,890,161
Fixed-Income Funds	39,662,877	—	—	39,662,877
Money Market Funds	12,881,670	—	—	12,881,670

	$61,434,708	$—	$—	61,434,708

Investments Valued at NAV(a)				29,542,080

				$90,976,788

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2025 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(b)
Assets
Equity Contracts	$42,235	$76,696	$—	$118,931
Foreign Currency Exchange Contracts	—	35,705	—	35,705
Interest Rate Contracts	66,236	—	—	66,236
Liabilities
Equity Contracts	(21,060)	—	—	(21,060)
Foreign Currency Exchange Contracts	—	(2,690)	—	(2,690)
Interest Rate Contracts	(518)	—	—	(518)

	$86,893	$109,711	$—	$196,604

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Dynamic 2030 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 59.3%
BlackRock Advantage Emerging Markets Fund, Class K	983,705	$9,305,845
BlackRock Tactical Opportunities Fund, Class K	882,961	13,023,679
Diversified Equity Master Portfolio	$88,366,995	88,366,995
International Tilts Master Portfolio	$30,418,892	30,418,892
iShares Developed Real Estate Index Fund, Class K	480,171	4,307,132
iShares MSCI EAFE Small-Cap ETF(b)	162,993	9,613,327

		155,035,870

Fixed-Income Funds — 37.7%
BlackRock Diversified Fixed Income Fund	7,300,510	70,668,936
BlackRock High Yield Bond Portfolio, Class K	426,995	2,899,293
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	68,056	7,359,576
iShares TIPS Bond ETF(b)	162,397	17,477,165

		98,404,970

Security	Shares	Value

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	1,988,194	$1,988,591
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	5,222,437	5,222,437

		7,211,028

Total Investments — 99.8% (Cost: $244,336,207)		260,651,868

Other Assets Less Liabilities — 0.2%		620,425

Net Assets — 100.0%		$261,272,293

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio(a)	$28,061,565	$—		$(34,796,021	)(b)(c)	$(73,770)	$6,808,226	$—	$—	$48,195		$—
BlackRock Advantage Emerging Markets Fund, Class K	8,794,319	—		—		—	511,526	9,305,845	983,705	—		—
BlackRock Cash Funds: Institutional, SL Agency Shares	8,571,613	—		(6,584,336	)(b)	3,829	(2,515)	1,988,591	1,988,194	10,491	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,815,020	—		(1,592,583	)(b)	—	—	5,222,437	5,222,437	157,434		—
BlackRock Diversified Fixed Income Fund	—	72,832,646		—		—	(2,163,710)	70,668,936	7,300,510	1,335,077		—
BlackRock High Yield Bond Portfolio, Class K	2,741,923	95,431		—		—	61,939	2,899,293	426,995	96,378		—
BlackRock Tactical Opportunities Fund, Class K	12,732,302	—		—		—	291,377	13,023,679	882,961	—		—
Diversified Equity Master Portfolio	86,456,694	—		(2,233,453	)(b)(c)	2,644,767	1,498,987	88,366,995	$88,366,995	793,437		—
International Tilts Master Portfolio	26,770,164	3,404,499	(b)(c)	—		992,287	(748,058)	30,418,892	$30,418,892	479,246		—
iShares Core U.S. Aggregate Bond ETF(a)	20,745,482	—		(21,494,577)		(3,695,543)	4,444,638	—	—	—		—
iShares Developed Real Estate Index Fund, Class K	2,142,595	2,612,019		(589,000)		(24,912)	166,430	4,307,132	480,171	12,489		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,175,144	—		—		—	184,432	7,359,576	68,056	120,773		—
iShares MSCI EAFE Small-Cap ETF	9,205,845	—		—		—	407,482	9,613,327	162,993	162,874		—

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2030 Fund

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

iShares TIPS Bond ETF	$17,285,537	$—	$—		$—	$191,628	$17,477,165	162,397	$163,870	$—
Master Total Return Portfolio(a)	21,075,700	—	(27,584,064	)(b)(c)	4,575	6,503,789	—	$—	(31,654)	—

					$(148,767)	$18,156,171	$260,651,868		$3,348,610	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	21	09/14/23	$3,863	$61,745
MSCI Emerging Markets Index	108	09/15/23	5,389	(62,945)
Russell 2000 E-Mini Index	79	09/15/23	7,520	66,530
S&P 500 Micro E-Mini Index	73	09/15/23	1,638	50,501
10-Year U.S. Treasury Note	1	09/20/23	112	(1,899)
U.S. Long Bond	64	09/20/23	8,136	16,999
Ultra U.S. Treasury Bond	33	09/20/23	4,495	28,995

				159,926

Short Contracts
MSCI EAFE Index	48	09/15/23	5,173	(41,474)
5-Year U.S. Treasury Note	95	09/29/23	10,178	196,501

				155,027

				$314,953

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	5,113,116	USD	3,839,523	Bank of America N.A.	09/20/23	$24,789
CAD	3,447,669	USD	2,575,607	Goldman Sachs International	09/20/23	30,020
EUR	4,548,732	USD	4,925,203	Goldman Sachs International	09/20/23	57,354
USD	296,373	CAD	390,000	Morgan Stanley & Co. International PLC	09/20/23	1,625
USD	165,385	JPY	22,723,000	Deutsche Bank AG	09/20/23	6,021

						119,809

AUD	3,892,487	USD	2,603,584	Barclays Bank PLC	09/20/23	(5,009)
USD	45,476	EUR	42,000	Goldman Sachs International	09/20/23	(530)

						(5,539)

						$114,270

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2030 Fund

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency

1-Day SOFR plus 0.25%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD	5,001	$229,552	$—	$229,552

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$229,552	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$178,776	$—	$242,495	$—	$421,271
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	119,809	—	—	119,809
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	229,552	—	—	—	229,552

	$—	$—	$408,328	$119,809	$242,495	$—	$770,632

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$104,419	$—	$1,899	$—	$106,318
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,539	—	—	5,539

	$—	$—	$104,419	$5,539	$1,899	$—	$111,857

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$836,597	$—	$183,119	$—	$1,019,716
Forward foreign currency exchange contracts	—	—	—	106,676	—	—	106,676
Swaps	—	—	(184,353)	—	—	—	(184,353)

	$—	$—	$652,244	$106,676	$183,119	$—	$942,039

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$831,810	$—	$342,881	$—	$1,174,691
Forward foreign currency exchange contracts	—	—	—	143,380	—	—	143,380
Swaps	—	—	229,552	—	—	—	229,552

	$—	$—	$1,061,362	$143,380	$342,881	$—	$1,547,623

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2030 Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$33,529,339
Average notional value of contracts — short	$13,775,093
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$501,082
Average amounts sold — in USD	$11,406,244
Total return swaps:
Average notional value	$5,065,982

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$259,846	$53,134
Forward foreign currency exchange contracts	119,809	5,539
Swaps — OTC(a)	229,552	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	609,207	58,673

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(259,846)	(53,134)

Total derivative assets and liabilities subject to an MNA	$349,361	$5,539

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$24,789	$—	$—	$—	$24,789
Deutsche Bank AG	6,021	—	—	—	6,021
Goldman Sachs International	87,374	(530)	—	—	86,844
Morgan Stanley & Co. International PLC	231,177	—	—	—	231,177

	$349,361	$(530)	$—	$—	$348,831

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Barclays Bank PLC	$5,009	$—	$—	$—	$5,009
Goldman Sachs International	530	(530)	—	—	—

	$5,539	$(530)	$—	$—	$5,009

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2030 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$36,249,983	$—	$—	$36,249,983
Fixed-Income Funds	98,404,970	—	—	98,404,970
Money Market Funds	7,211,028	—	—	7,211,028

	$141,865,981	$—	$—	141,865,981

Investments Valued at NAV(a)				118,785,887

				$260,651,868

Derivative Financial Instruments(b)
Assets
Equity Contracts	$178,776	$229,552	$—	$408,328
Foreign Currency Exchange Contracts	—	119,809	—	119,809
Interest Rate Contracts	242,495	—	—	242,495
Liabilities
Equity Contracts	(104,419)	—	—	(104,419)
Foreign Currency Exchange Contracts	—	(5,539)	—	(5,539)
Interest Rate Contracts	(1,899)	—	—	(1,899)

	$314,953	$343,822	$—	$658,775

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Dynamic 2035 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 67.7%
BlackRock Advantage Emerging Markets Fund, Class K	531,054	$5,023,772
BlackRock Tactical Opportunities Fund, Class K	379,522	5,597,956
Diversified Equity Master Portfolio	$52,468,934	52,468,934
International Tilts Master Portfolio	$14,935,213	14,935,213
iShares Developed Real Estate Index Fund, Class K	309,036	2,772,048
iShares MSCI EAFE Small-Cap ETF	90,015	5,309,085

		86,107,008

Fixed-Income Funds — 24.1%
BlackRock Diversified Fixed Income Fund	1,858,844	17,993,608
BlackRock High Yield Bond Portfolio, Class K	186,978	1,269,578
iShares iBoxx $ Investment Grade Corporate Bond ETF	41,056	4,439,796
iShares TIPS Bond ETF(b)	65,306	7,028,232

		30,731,214

Security	Shares	Value

Money Market Funds — 12.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	7,148,113	$7,149,543
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	8,834,966	8,834,966

		15,984,509

Total Investments — 104.4% (Cost: $123,307,591)		132,822,731

Liabilities in Excess of Other Assets — (4.4)%		(5,637,141)

Net Assets — 100.0%		$127,185,590

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio(a)	$7,129,318	$—		$(8,175,581	)(b)(c)	$(18,745)	$1,065,008	$—	$—	$12,247		$—
BlackRock Advantage Emerging Markets Fund, Class K	4,747,624	—		—		—	276,148	5,023,772	531,054	—		—
BlackRock Cash Funds: Institutional, SL Agency Shares	5,242,829	1,908,626	(b)	—		(736)	(1,176)	7,149,543	7,148,113	5,415	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,621,338	3,213,628	(b)	—		—	—	8,834,966	8,834,966	200,032		—
BlackRock Diversified Fixed Income Fund	—	18,544,627		—		—	(551,019)	17,993,608	1,858,844	339,935		—
BlackRock High Yield Bond Portfolio, Class K	1,200,667	41,788		—		—	27,123	1,269,578	186,978	42,203		—
BlackRock Tactical Opportunities Fund, Class K	5,472,714	—		—		—	125,242	5,597,956	379,522	—		—
Diversified Equity Master Portfolio	44,677,848	2,110,024	(b)(c)	—		1,489,607	4,191,455	52,468,934	$52,468,934	438,992		—
International Tilts Master Portfolio	13,143,743	633,672	(b)(c)	—		487,206	670,592	14,935,213	$14,935,213	235,305		—
iShares Core U.S. Aggregate Bond ETF(a)	5,273,540	—		(5,463,963)		(894,675)	1,085,098	—	—	—		—
iShares Developed Real Estate Index Fund, Class K	1,617,404	1,272,518		(178,000)		(14,800)	74,926	2,772,048	309,036	11,379		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,328,534	—		—		—	111,262	4,439,796	41,056	72,859		—
iShares MSCI EAFE Small-Cap ETF	5,084,047	—		—		—	225,038	5,309,085	90,015	89,949		—

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2035 Fund

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

iShares TIPS Bond ETF	$6,053,563	$914,285	$—		$—	$60,384	$7,028,232	65,306	$62,612	$—
Master Total Return Portfolio(a)	5,338,301	—	(6,551,546	)(b)(c)	1,159	1,212,086	—	$—	(8,018)	—

					$1,049,016	$8,572,167	$132,822,731		$1,502,910	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	14	09/14/23	$2,576	$41,163
MSCI EAFE Index	4	09/15/23	431	3,291
MSCI Emerging Markets Index	69	09/15/23	3,443	(40,215)
Russell 2000 E-Mini Index	32	09/15/23	3,046	26,949
S&P 500 Micro E-Mini Index	9	09/15/23	202	3,469
U.S. Long Bond	36	09/20/23	4,577	(295)
Ultra U.S. Treasury Bond	16	09/20/23	2,180	25,809

				60,171

Short Contracts
5-Year U.S. Treasury Note	46	09/29/23	4,928	95,157

				$155,328

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	2,801,099	USD	2,103,388	Bank of America N.A.	09/20/23	$13,583
CAD	1,626,223	USD	1,214,882	Goldman Sachs International	09/20/23	14,160
EUR	2,156,507	USD	2,334,988	Goldman Sachs International	09/20/23	27,191
USD	82,077	JPY	11,277,000	Deutsche Bank AG	09/20/23	2,988

						57,922

AUD	1,836,039	USD	1,228,079	Barclays Bank PLC	09/20/23	(2,363)
USD	29,235	EUR	27,000	Goldman Sachs International	09/20/23	(340)

						(2,703)

						$55,219

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2035 Fund

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency

1-Day SOFR plus 0.25%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD	2,299	$105,502	$—	$105,502
1-Day SOFR plus 0.32%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD	191	8,195	—	8,195

									$113,697	$—	$113,697

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$113,697	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$74,872	$—	$120,966	$—	$195,838
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	57,922	—	—	57,922
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	113,697	—	—	—	113,697

	$—	$—	$188,569	$57,922	$120,966	$—	$367,457

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$40,215	$—	$295	$—	$40,510
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,703	—	—	2,703

	$—	$—	$40,215	$2,703	$295	$—	$43,213

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2035 Fund

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$410,136	$—	$62,741	$—	$472,877
Forward foreign currency exchange contracts	—	—	—	51,402	—	—	51,402
Swaps	—	—	(84,728)	—	—	—	(84,728)

	$—	$—	$325,408	$51,402	$62,741	$—	$439,551

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$427,122	$—	$172,504	$—	$599,626
Forward foreign currency exchange contracts	—	—	—	70,242	—	—	70,242
Swaps	—	—	113,697	—	—	—	113,697

	$—	$—	$540,819	$70,242	$172,504	$—	$783,565

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,587,890
Average notional value of contracts — short	$4,876,500
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$176,970
Average amounts sold — in USD	$5,679,857
Total return swaps:
Average notional value	$2,423,780

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$138,342	$1,785
Forward foreign currency exchange contracts	57,922	2,703
Swaps — OTC(a)	113,697	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	309,961	4,488

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(138,342)	(1,785)

Total derivative assets and liabilities subject to an MNA	$171,619	$2,703

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$13,583	$—	$—	$—	$13,583
Deutsche Bank AG	2,988	—	—	—	2,988
Goldman Sachs International	41,351	(340)	—	—	41,011
Morgan Stanley & Co. International PLC	113,697	—	—	—	113,697

	$171,619	$(340)	$—	$—	$171,279

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2035 Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Barclays Bank PLC	$2,363	$—	$—	$—	$2,363
Goldman Sachs International	340	(340)	—	—	—

	$2,703	$(340)	$—	$—	$2,363

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$18,702,861	$—	$—	$18,702,861
Fixed-Income Funds	30,731,214	—	—	30,731,214
Money Market Funds	15,984,509	—	—	15,984,509

	$65,418,584	$—	$—	65,418,584

Investments Valued at NAV(a)				67,404,147

				$132,822,731

Derivative Financial Instruments(b)
Assets
Equity Contracts	$74,872	$113,697	$—	$188,569
Foreign Currency Exchange Contracts	—	57,922	—	57,922
Interest Rate Contracts	120,966	—	—	120,966
Liabilities
Equity Contracts	(40,215)	—	—	(40,215)
Foreign Currency Exchange Contracts	—	(2,703)	—	(2,703)
Interest Rate Contracts	(295)	—	—	(295)

	$155,328	$168,916	$—	$324,244

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Dynamic 2040 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 81.3%
BlackRock Advantage Emerging Markets Fund, Class K	1,196,614	$11,319,964
BlackRock Tactical Opportunities Fund, Class K	809,532	11,940,593
Diversified Equity Master Portfolio	$124,451,073	124,451,073
International Tilts Master Portfolio	$38,304,903	38,304,903
iShares Developed Real Estate Index Fund, Class K	773,898	6,941,861
iShares MSCI EAFE Small-Cap ETF(b)	201,125	11,862,352

		204,820,746

Fixed-Income Funds — 16.4%
BlackRock Diversified Fixed Income Fund	1,651,820	15,989,616
BlackRock High Yield Bond Portfolio, Class K	377,808	2,565,313
iShares iBoxx $ Investment Grade Corporate Bond ETF	118,225	12,784,852
iShares TIPS Bond ETF	91,913	9,891,677

		41,231,458

Security	Shares	Value

Money Market Funds — 6.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	11,961,671	$11,964,063
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	3,167,808	3,167,808

		15,131,871

Total Investments — 103.7% (Cost: $220,532,674)		261,184,075

Liabilities in Excess of Other Assets — (3.7)%		(9,223,081)

Net Assets — 100.0%		$251,960,994

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio(a)	$6,271,174	$—		$(8,293,886	)(b)(c)	$(16,482)	$2,039,194	$—	$—	$10,771		$—
BlackRock Advantage Emerging Markets Fund, Class K	10,697,725	—		—		—	622,239	11,319,964	1,196,614	—		—
BlackRock Cash Funds: Institutional, SL Agency Shares	13,788,827	—		(1,820,825	)(b)	(819)	(3,120)	11,964,063	11,961,671	13,652	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,202,351	—		(4,034,543	)(b)	—	—	3,167,808	3,167,808	209,806		—
BlackRock Diversified Fixed Income Fund	—	16,479,535		—		—	(489,919)	15,989,616	1,651,820	302,077		—
BlackRock High Yield Bond Portfolio, Class K	2,426,072	84,437		—		—	54,804	2,565,313	377,808	85,276		—
BlackRock Tactical Opportunities Fund, Class K	11,673,447	—		—		—	267,146	11,940,593	809,532	—		—
Diversified Equity Master Portfolio	110,498,719	—		(547,988	)(b)(c)	3,531,242	10,969,100	124,451,073	$124,451,073	1,043,834		—
International Tilts Master Portfolio	33,710,252	1,333,558	(b)(c)	—		1,249,532	2,011,561	38,304,903	$38,304,903	603,492		—
iShares Core U.S. Aggregate Bond ETF(a)	4,658,430	—		(4,826,640)		(807,609)	975,819	—	—	—		—
iShares Developed Real Estate Index Fund, Class K	4,281,498	2,525,375		—		—	134,988	6,941,861	773,898	33,904		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	12,464,462	—		—		—	320,390	12,784,852	118,225	209,804		—
iShares MSCI EAFE Small-Cap ETF	11,359,539	—		—		—	502,813	11,862,352	201,125	200,977		—

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2040 Fund

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

iShares TIPS Bond ETF	$8,957,032	$842,618	$—		$—	$92,027	$9,891,677	91,913	$92,746	$—
Master Total Return Portfolio(a)	4,692,680	—	(6,177,944	)(b)(c)	1,019	1,484,245	—	$—	(7,048)	—

					$3,956,883	$18,981,287	$261,184,075		$2,799,291	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	33	09/14/23	$6,071	$97,135
MSCI Emerging Markets Index	174	09/15/23	8,682	(96,983)
Russell 2000 E-Mini Index	59	09/15/23	5,616	49,982
U.S. Long Bond	33	09/20/23	4,195	18,618
Ultra U.S. Treasury Bond	39	09/20/23	5,313	62,910

				131,662

Short Contracts
MSCI EAFE Index	21	09/15/23	2,263	(28,134)
S&P 500 Micro E-Mini Index	166	09/15/23	3,725	(68,995)
5-Year U.S. Treasury Note	90	09/29/23	9,643	186,047

				88,918

				$220,580

Forward Foreign Currency Exchange Contracts

						Unrealized Appreciation
Currency Purchased		Currency Sold		Counterparty	Settlement Date	(Depreciation)

CAD	7,616,946	USD	5,719,648	Bank of America N.A.	09/20/23	$36,972
CAD	3,263,639	USD	2,438,126	Goldman Sachs International	09/20/23	28,417
EUR	4,585,341	USD	4,964,842	Goldman Sachs International	09/20/23	57,815
USD	150,872	JPY	20,729,000	Deutsche Bank AG	09/20/23	5,492

						128,696

AUD	3,684,714	USD	2,464,609	Barclays Bank PLC	09/20/23	(4,742)
USD	40,062	EUR	37,000	Goldman Sachs International	09/20/23	(466)

						(5,208)

						$123,488

OTC Total Return Swaps

Upfront
Paid by the Fund		Received by the Fund								Premium	Unrealized
					Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day SOFR plus 0.25%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD	4,745	$217,775	$—	$217,775

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2040 Fund

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$217,775	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$147,117	$—	$267,575	$—	$414,692
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	128,696	—	—	128,696
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	217,775	—	—	—	217,775

	$—	$—	$364,892	$128,696	$267,575	$—	$761,163

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$194,112	$—	$—	$—	$194,112
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,208	—	—	5,208

	$—	$—	$194,112	$5,208	$—	$—	$199,320

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$730,163	$—	$181,608	$—	$911,771
Forward foreign currency exchange contracts	—	—	—	103,136	—	—	103,136
Swaps	—	—	(174,895)	—	—	—	(174,895)

	$—	$—	$555,268	$103,136	$181,608	$—	$840,012

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$698,488	$—	$338,089	$—	$1,036,577
Forward foreign currency exchange contracts	—	—	—	165,618	—	—	165,618
Swaps	—	—	217,775	—	—	—	217,775

	$—	$—	$916,263	$165,618	$338,089	$—	$1,419,970

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$32,779,897
Average notional value of contracts — short	$12,749,769
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$329,582
Average amounts sold — in USD	$12,981,783
Total return swaps:
Average notional value	$4,806,077

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2040 Fund

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$239,584	$63,174
Forward foreign currency exchange contracts	128,696	5,208
Swaps — OTC(a)	217,775	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	586,055	68,382

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(239,584)	(63,174)

Total derivative assets and liabilities subject to an MNA	$346,471	$5,208

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$36,972	$—	$—	$—	$36,972
Deutsche Bank AG	5,492	—	—	—	5,492
Goldman Sachs International	86,232	(466)	—	—	85,766
Morgan Stanley & Co. International PLC	217,775	—	—	—	217,775

	$346,471	$(466)	$—	$—	$346,005

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Barclays Bank PLC	$4,742	$—	$—	$—	$4,742
Goldman Sachs International	466	(466)	—	—	—

	$5,208	$(466)	$—	$—	$4,742

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$42,064,770	$—	$—	$42,064,770

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2040 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Fixed-Income Funds	$41,231,458	$—	$—	$41,231,458
Money Market Funds	15,131,871	—	—	15,131,871

	$98,428,099	$—	$—	98,428,099

Investments Valued at NAV(a)				162,755,976

				$261,184,075

Derivative Financial Instruments(b)
Assets
Equity Contracts	$147,117	$217,775	$—	$364,892
Foreign Currency Exchange Contracts	—	128,696	—	128,696
Interest Rate Contracts	267,575	—	—	267,575
Liabilities
Equity Contracts	(194,112)	—	—	(194,112)
Foreign Currency Exchange Contracts	—	(5,208)	—	(5,208)

	$220,580	$341,263	$—	$561,843

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Dynamic 2045 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 82.0%
BlackRock Advantage Emerging Markets Fund, Class K	392,122	$3,709,473
BlackRock Tactical Opportunities Fund, Class K	309,717	4,568,321
Diversified Equity Master Portfolio	$56,136,493	56,136,493
International Tilts Master Portfolio	$15,950,734	15,950,734
iShares Developed Real Estate Index Fund, Class K	387,896	3,479,423
iShares MSCI EAFE Small-Cap ETF	83,858	4,945,945

		88,790,389

Fixed-Income Funds — 7.8%
BlackRock Diversified Fixed Income Fund	9,425	91,236
BlackRock High Yield Bond Portfolio, Class K	153,640	1,043,214
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	46,069	4,981,902
iShares TIPS Bond ETF(b)	21,945	2,361,721

		8,478,073

Security	Shares	Value

Money Market Funds — 12.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	3,568,745	$3,569,459
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	9,603,597	9,603,597

		13,173,056

Total Investments — 102.0% (Cost: $99,177,715)		110,441,518

Liabilities in Excess of Other Assets — (2.0)%		(2,136,598)

Net Assets — 100.0%		$108,304,920

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$3,505,569	$—		$—		$—	$203,904	$3,709,473	392,122	$—		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	4,920,559	—		(1,349,010	)(a)	(1,849)	(241)	3,569,459	3,568,745	5,183	(b)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,374,799	5,228,798	(a)	—		—	—	9,603,597	9,603,597	188,847		—
BlackRock Diversified Fixed Income Fund	—	94,214		—		—	(2,978)	91,236	9,425	1,702		—
BlackRock High Yield Bond Portfolio, Class K	986,590	34,334		—		—	22,290	1,043,214	153,640	34,678		—
BlackRock Tactical Opportunities Fund, Class K	4,466,115	—		—		—	102,206	4,568,321	309,717	—		—
Diversified Equity Master Portfolio	47,496,004	1,088,536	(a)(c)	—		1,590,310	5,961,643	56,136,493	$56,136,493	467,545		—
International Tilts Master Portfolio	14,037,452	251,311	(a)(c)	—		520,326	1,141,645	15,950,734	$15,950,734	251,311		—
iShares Developed Real Estate Index Fund, Class K	2,369,198	1,365,496		(309,000)		(63,262)	116,991	3,479,423	387,896	19,691		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,857,055	—		—		—	124,847	4,981,902	46,069	81,755		—
iShares MSCI EAFE Small-Cap ETF	4,736,300	—		—		—	209,645	4,945,945	83,858	83,797		—
iShares TIPS Bond ETF	1,988,938	348,962		—		—	23,821	2,361,721	21,945	22,144		—

						$2,045,525	$7,903,773	$110,441,518		$1,156,653		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	14	09/14/23	$2,576	$41,208
MSCI EAFE Index	20	09/15/23	2,156	16,883
MSCI Emerging Markets Index	115	09/15/23	5,738	(64,098)
Russell 2000 E-Mini Index	21	09/15/23	1,999	17,750
S&P 500 Micro E-Mini Index	97	09/15/23	2,177	53,762
U.S. Long Bond	14	09/20/23	1,780	7,596
Ultra U.S. Treasury Bond	11	09/20/23	1,498	12,897

				85,998

Short Contracts
5-Year U.S. Treasury Note	39	09/29/23	4,178	80,681

				$166,679

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	3,154,995	USD	2,369,117	Bank of America N.A.	09/20/23	$15,317
CAD	1,379,265	USD	1,030,390	Goldman Sachs International	09/20/23	12,010
EUR	1,859,050	USD	2,012,912	Goldman Sachs International	09/20/23	23,440
USD	58,888	JPY	8,091,000	Deutsche Bank AG	09/20/23	2,143

						52,910

AUD	1,557,218	USD	1,041,583	Barclays Bank PLC	09/20/23	(2,004)
USD	27,069	EUR	25,000	Goldman Sachs International	09/20/23	(315)

						(2,319)

						$50,591

OTC Total Return Swaps

										Upfront
Paid by the Fund		Received by the Fund								Premium	Unrealized

					Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day SOFR plus 0.25%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD	1,918	$88,033	$—	$88,033
1-Day SOFR plus 0.32%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD	180	7,734	—	7,734

									$95,767	$—	$95,767

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$95,767	$—

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$129,603	$—	$101,174	$—	$230,777
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	52,910	—	—	52,910
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	95,767	—	—	—	95,767

	$—	$—	$225,370	$52,910	$101,174	$—	$379,454

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$64,098	$—	$—	$—	$64,098
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,319	—	—	2,319

	$—	$—	$64,098	$2,319	$—	$—	$66,417

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$504,016	$—	$53,906	$—	$557,922
Forward foreign currency exchange contracts	—	—	—	42,097	—	—	42,097
Swaps	—	—	(70,699)	—	—	—	(70,699)

	$—	$—	$433,317	$42,097	$53,906	$—	$529,320

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$435,314	$—	$118,765	$—	$554,079
Forward foreign currency exchange contracts	—	—	—	66,659	—	—	66,659
Swaps	—	—	95,767	—	—	—	95,767

	$—	$—	$531,081	$66,659	$118,765	$—	$716,505

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,082,569
Average notional value of contracts — short	$4,117,738
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$142,350
Average amounts sold — in USD	$5,352,526
Total return swaps:
Average notional value	$2,032,891

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$159,993	$1,782
Forward foreign currency exchange contracts	52,910	2,319
Swaps — OTC(a)	95,767	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	308,670	4,101

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(159,993)	(1,782)

Total derivative assets and liabilities subject to an MNA	$148,677	$2,319

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$15,317	$—		$—	$—	$15,317
Deutsche Bank AG	2,143	—		—	—	2,143
Goldman Sachs International	35,450	(315)		—	—	35,135
Morgan Stanley & Co. International PLC	95,767	—		—	—	95,767

	$148,677	$(315)		$—	$—	$148,362

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Barclays Bank PLC	$2,004	$—		$—	$—	$2,004
Goldman Sachs International	315	(315)		—	—	—

	$2,319	$(315)		$—	$—	$2,004

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$16,703,162	$—	$—	$16,703,162
Fixed-Income Funds	8,478,073	—	—	8,478,073
Money Market Funds	13,173,056	—	—	13,173,056

	$38,354,291	$—	$—	38,354,291

Investments Valued at NAV(a)				72,087,227

				$110,441,518

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2045 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(b)
Assets
Equity Contracts	$129,603	$95,767	$—	$225,370
Foreign Currency Exchange Contracts	—	52,910	—	52,910
Interest Rate Contracts	101,174	—	—	101,174
Liabilities
Equity Contracts	(64,098)	—	—	(64,098)
Foreign Currency Exchange Contracts	—	(2,319)	—	(2,319)

	$166,679	$146,358	$—	$313,037

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Dynamic 2050 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 93.3%
BlackRock Advantage Emerging Markets Fund, Class K	790,648	$7,479,531
BlackRock Tactical Opportunities Fund, Class K	440,794	6,501,706
Diversified Equity Master Portfolio	$80,954,684	80,954,684
International Tilts Master Portfolio	$23,910,820	23,910,820
iShares Developed Real Estate Index Fund, Class K	561,372	5,035,506
iShares MSCI EAFE Small-Cap ETF(b)	129,104	7,614,554

		131,496,801

Fixed-Income Funds — 4.1%
BlackRock Diversified Fixed Income Fund	6,712	64,977
BlackRock High Yield Bond Portfolio, Class K	208,247	1,413,994
iShares iBoxx $ Investment Grade Corporate Bond ETF	29,803	3,222,896
iShares TIPS Bond ETF	9,578	1,030,784

		5,732,651

Security	Shares	Value

Money Market Funds — 3.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	3,248,055	$3,248,705
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	2,241,740	2,241,740

		5,490,445

Total Investments — 101.3% (Cost: $112,304,802)		142,719,897

Liabilities in Excess of Other Assets — (1.3)%		(1,774,534)

Net Assets — 100.0%		$140,945,363

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$7,068,394	$—		$—		$—	$411,137	$7,479,531	790,648	$—		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	7,520,313	—		(4,271,968	)(a)	360	—	3,248,705	3,248,055	4,676	(b)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,925,239	—		(2,683,499	)(a)	—	—	2,241,740	2,241,740	76,780		—
BlackRock Diversified Fixed Income Fund	—	67,098		—		—	(2,121)	64,977	6,712	1,212		—
BlackRock High Yield Bond Portfolio, Class K	1,337,245	46,542		—		—	30,207	1,413,994	208,247	47,004		—
BlackRock Tactical Opportunities Fund, Class K	6,356,244	—		—		—	145,462	6,501,706	440,794	—		—
Diversified Equity Master Portfolio	71,371,959	—		(1,617,221	)(a)(c)	2,369,448	8,830,498	80,954,684	$80,954,684	700,442		—
International Tilts Master Portfolio	21,042,731	376,721	(a)(c)	—		779,995	1,711,373	23,910,820	$23,910,820	376,721		—
iShares Developed Real Estate Index Fund, Class K	3,527,378	1,423,591		—		—	84,537	5,035,506	561,372	27,932		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,142,130	—		—		—	80,766	3,222,896	29,803	52,889		—
iShares MSCI EAFE Small-Cap ETF	7,291,794	—		—		—	322,760	7,614,554	129,104	129,009		—
iShares TIPS Bond ETF	1,019,482	—		—		—	11,302	1,030,784	9,578	9,665		—

						$3,149,803	$11,625,921	$142,719,897		$1,426,330		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	21	09/14/23	$3,863	$61,817
MSCI EAFE Index	7	09/15/23	754	(5,473)
MSCI Emerging Markets Index	126	09/15/23	6,287	(61,495)
Russell 2000 E-Mini Index	27	09/15/23	2,570	22,863
S&P 500 Micro E-Mini Index	27	09/15/23	606	10,409
U.S. Long Bond	18	09/20/23	2,288	10,710
Ultra U.S. Treasury Bond	2	09/20/23	272	(1,621)

				$37,210

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	4,791,444	USD	3,597,975	Bank of America N.A.	09/20/23	$23,230
CAD	1,791,393	USD	1,338,274	Goldman Sachs International	09/20/23	15,599
EUR	2,580,874	USD	2,794,477	Goldman Sachs International	09/20/23	32,541

						71,370

AUD	2,022,518	USD	1,352,810	Barclays Bank PLC	09/20/23	(2,603)
USD	223,050	EUR	206,000	Goldman Sachs International	09/20/23	(2,597)

						(5,200)

						$66,170

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Effective Date	Termination Date	Notional Amount (000)		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty				Value

1-Day SOFR plus 0.25%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD 2,660	$122,088	$—	$122,088

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$122,088	$—

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$95,089	$—	$10,710	$—	$105,799
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	71,370	—	—	71,370
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	122,088	—	—	—	122,088

	$—	$—	$217,177	$71,370	$10,710	$—	$299,257

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$66,968	$—	$1,621	$—	$68,589
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,200	—	—	5,200

	$—	$—	$66,968	$5,200	$1,621	$—	$73,789

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$519,716	$—	$(55,362)	$—	$464,354
Forward foreign currency exchange contracts	—	—	—	58,735	—	—	58,735
Swaps	—	—	(98,048)	—	—	—	(98,048)

	$—	$—	$421,668	$58,735	$(55,362)	$—	$425,041

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$567,842	$—	$18,205	$—	$586,047
Forward foreign currency exchange contracts	—	—	—	89,883	—	—	89,883
Swaps	—	—	122,088	—	—	—	122,088

	$—	$—	$689,930	$89,883	$18,205	$—	$798,018

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,753,834
Average notional value of contracts — short	$70,828
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$221,271
Average amounts sold — in USD	$7,562,924
Total return swaps:
Average notional value	$2,694,348

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$133,607	$—
Forward foreign currency exchange contracts	71,370	5,200
Swaps — OTC(a)	122,088	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	327,065	5,200

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(133,607)	—

Total derivative assets and liabilities subject to an MNA	$193,458	$5,200

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$23,230	$—		$—	$—	$23,230
Goldman Sachs International	48,140	(2,597)		—	—	45,543
Morgan Stanley & Co. International PLC	122,088	—		—	—	122,088

	$193,458	$(2,597)		$—	$—	$190,861

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Barclays Bank PLC	$2,603	$—		$—	$—	$2,603
Goldman Sachs International	2,597	(2,597)		—	—	—

	$5,200	$(2,597)		$—	$—	$2,603

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.

(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$26,631,297	$—	$—	$26,631,297
Fixed-Income Funds	5,732,651	—	—	5,732,651
Money Market Funds	5,490,445	—	—	5,490,445

	$37,854,393	$—	$—	37,854,393

Investments Valued at NAV(a)				104,865,504

				$142,719,897

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2050 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets
Equity Contracts	$95,089	$122,088	$—	$217,177
Foreign Currency Exchange Contracts	—	71,370	—	71,370
Interest Rate Contracts	10,710	—	—	10,710
Liabilities
Equity Contracts	(66,968)	—	—	(66,968)
Foreign Currency Exchange Contracts	—	(5,200)	—	(5,200)
Interest Rate Contracts	(1,621)	—	—	(1,621)

	$37,210	$188,258	$—	$225,468

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Dynamic 2055 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 85.9%
BlackRock Advantage Emerging Markets Fund, Class K	397,632	$3,761,601
BlackRock Tactical Opportunities Fund, Class K	211,104	3,113,779
Diversified Equity Master Portfolio	$42,478,151	42,478,151
International Tilts Master Portfolio	$11,487,631	11,487,631
iShares Developed Real Estate Index Fund, Class K	324,429	2,910,131
iShares MSCI EAFE Small-Cap ETF	58,524	3,451,746

		67,203,039

Fixed-Income Funds — 1.7%
BlackRock Diversified Fixed Income Fund	3,257	31,527
BlackRock High Yield Bond Portfolio, Class K	102,103	693,283
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,269	461,650
iShares TIPS Bond ETF(b)	1,139	122,579

		1,309,039

Security	Shares	Value

Money Market Funds — 11.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	124,430	$124,455
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	8,596,134	8,596,134

		8,720,589

Total Investments — 98.7% (Cost: $68,794,801)		77,232,667

Other Assets Less Liabilities — 1.3%		1,006,487

Net Assets — 100.0%		$78,239,154

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$ 3,554,832	$—		$—		$—	$206,769	$3,761,601	397,632	$—		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	3,578,731	—		(3,454,472	)(a)	346	(150)	124,455	124,430	955	(b)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,678,707	4,917,427	(a)	—		—	—	8,596,134	8,596,134	138,424		—
BlackRock Diversified Fixed Income Fund	—	32,556		—		—	(1,029)	31,527	3,257	551		—
BlackRock High Yield Bond Portfolio, Class K	655,652	22,819		—		—	14,812	693,283	102,103	23,046		—
BlackRock Tactical Opportunities Fund, Class K	3,044,115	—		—		—	69,664	3,113,779	211,104	—		—
Diversified Equity Master Portfolio	34,929,927	1,866,143	(a)(c)	—		1,200,663	4,481,418	42,478,151	$42,478,151	352,353		—
International Tilts Master Portfolio	10,109,696	180,995	(a)(c)	—		374,739	822,201	11,487,631	$11,487,631	180,995		—
iShares Developed Real Estate Index Fund, Class K	1,793,301	1,298,485		(233,000)		(17,115)	68,460	2,910,131	324,429	16,045		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	450,081	—		—		—	11,569	461,650	4,269	7,576		—
iShares MSCI EAFE Small-Cap ETF	3,305,435	—		—		—	146,311	3,451,746	58,524	58,481		—
iShares TIPS Bond ETF	121,235	—		—		—	1,344	122,579	1,139	1,149		—

						$1,558,633	$5,821,369	$77,232,667		$779,575		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	10	09/14/23	$1,840	$29,434
MSCI EAFE Index	31	09/15/23	3,341	23,634
MSCI Emerging Markets Index	78	09/15/23	3,892	(47,135)
Russell 2000 E-Mini Index	16	09/15/23	1,523	11,124
S&P 500 Micro E-Mini Index	184	09/15/23	4,129	101,355
U.S. Long Bond	10	09/20/23	1,271	5,803

				124,215

Short Contracts
Ultra U.S. Treasury Bond	3	09/20/23	409	(4,766)

				$119,449

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	2,538,734	USD	1,906,360	Bank of America N.A.	09/20/23	$12,325
CAD	973,548	USD	727,296	Goldman Sachs International	09/20/23	8,477
EUR	109,000	USD	117,913	Goldman Sachs International	09/20/23	1,483
EUR	1,294,603	USD	1,401,750	Goldman Sachs International	09/20/23	16,323

						38,608

AUD	1,099,156	USD	735,197	Barclays Bank PLC	09/20/23	(1,414)
USD	106,111	EUR	98,000	Goldman Sachs International	09/20/23	(1,236)

						(2,650)

						$35,958

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Effective Date	Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty					Value

1-Day SOFR plus 0.25%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD	1,317	$60,455	$—	$60,455
1-Day SOFR plus 0.32%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD	169	7,274	—	7,274

									$67,729	$—	$67,729

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$67,729	$—

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$165,547	$—	$5,803	$—	$171,350
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	38,608	—	—	38,608
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	67,729	—	—	—	67,729

	$—	$—	$233,276	$38,608	$5,803	$—	$277,687

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$47,135	$—	$4,766	$—	$51,901
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,650	—	—	2,650

	$—	$—	$47,135	$2,650	$4,766	$—	$54,551

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$456,478	$—	$(4,482)	$—	$451,996
Forward foreign currency exchange contracts	—	—	—	33,934	—	—	33,934
Swaps	—	—	(48,551)	—	—	—	(48,551)

	$—	$—	$407,927	$33,934	$(4,482)	$—	$437,379

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$411,721	$—	$5,112	$—	$416,833
Forward foreign currency exchange contracts	—	—	—	46,921	—	—	46,921
Swaps	—	—	67,729	—	—	—	67,729

	$—	$—	$479,450	$46,921	$5,112	$—	$531,483

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,382,358
Average notional value of contracts — short	$345,984
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$105,265
Average amounts sold — in USD	$3,867,238
Total return swaps:
Average notional value	$1,418,917

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$143,359	$3,675
Forward foreign currency exchange contracts	38,608	2,650
Swaps — OTC(a)	67,729	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	249,696	6,325

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(143,359)	(3,675)

Total derivative assets and liabilities subject to an MNA	$106,337	$2,650

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$12,325	$—		$—	$—	$12,325
Goldman Sachs International	26,283	(1,236)		—	—	25,047
Morgan Stanley & Co. International PLC	67,729	—		—	—	67,729

	$106,337	$(1,236)		$—	$—	$105,101

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Barclays Bank PLC	$1,414	$—		$—	$—	$1,414
Goldman Sachs International	1,236	(1,236)		—	—	—

	$2,650	$(1,236)		$—	$—	$1,414

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$13,237,257	$—	$—	$13,237,257
Fixed-Income Funds	1,309,039	—	—	1,309,039
Money Market Funds	8,720,589	—	—	8,720,589

	$23,266,885	$—	$—	23,266,885

Investments Valued at NAV(a)				53,965,782

				$77,232,667

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2055 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(b)
Assets
Equity Contracts	$165,547	$67,729	$—	$233,276
Foreign Currency Exchange Contracts	—	38,608	—	38,608
Interest Rate Contracts	5,803	—	—	5,803
Liabilities
Equity Contracts	(47,135)	—	—	(47,135)
Foreign Currency Exchange Contracts	—	(2,650)	—	(2,650)
Interest Rate Contracts	(4,766)	—	—	(4,766)

	$119,449	$103,687	$—	$223,136

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Dynamic 2060 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 81.3%
BlackRock Advantage Emerging Markets Fund, Class K	96,478	$912,679
BlackRock Tactical Opportunities Fund, Class K	52,387	772,713
Diversified Equity Master Portfolio	$11,003,665	11,003,665
International Tilts Master Portfolio	$2,856,588	2,856,588
iShares Developed Real Estate Index Fund, Class K	80,834	725,082
iShares MSCI Canada ETF(b)	14,137	494,654
iShares MSCI EAFE ETF(b)	2,631	190,748
iShares MSCI EAFE Small-Cap ETF	9,051	533,828
iShares Russell 2000 ETF(b)	418	78,279

		17,568,236

Fixed-Income Funds — 1.6%
BlackRock Diversified Fixed Income Fund	843	8,158
BlackRock High Yield Bond Portfolio, Class K	24,568	166,813
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,479	159,939
iShares TIPS Bond ETF	70	7,533

		342,443

Security	Shares	Value

Money Market Funds — 18.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	710,379	$710,521
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	3,367,267	3,367,267

		4,077,788

Total Investments — 101.8% (Cost: $19,795,456)		21,988,467

Liabilities in Excess of Other Assets — (1.8)%		(384,833)

Net Assets — 100.0%		$21,603,634

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$ 862,511	$—		$—	$—	$50,168	$912,679	96,478	$—		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	652,829	57,836	(a)	—	40	(184)	710,521	710,379	3,614	(b)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,488,220	1,879,047	(a)	—	—	—	3,367,267	3,367,267	49,762		—
BlackRock Diversified Fixed Income Fund	—	8,424		—	—	(266)	8,158	843	97		—
BlackRock High Yield Bond Portfolio, Class K	157,759	5,491		—	—	3,563	166,813	24,568	5,545		—
BlackRock Tactical Opportunities Fund, Class K	755,425	—		—	—	17,288	772,713	52,387	—		—
Diversified Equity Master Portfolio	8,261,583	1,286,274	(a)(c)	—	311,006	1,144,802	11,003,665	$11,003,665	90,605		—
International Tilts Master Portfolio	2,513,942	45,007	(a)(c)	—	93,190	204,449	2,856,588	$2,856,588	45,007		—
iShares Developed Real Estate Index Fund, Class K	442,911	406,595		(134,000)	(5,153)	14,729	725,082	80,834	4,388		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	146,021	87,914		(76,051)	(5,099)	7,154	159,939	1,479	3,309		—
iShares MSCI Canada ETF	462,704	—		—	—	31,950	494,654	14,137	4,891		—
iShares MSCI EAFE ETF	216,284	—		(47,112)	7,505	14,071	190,748	2,631	4,321		—
iShares MSCI EAFE Small-Cap ETF	511,200	—		—	—	22,628	533,828	9,051	9,053		—
iShares Russell 2000 ETF	72,882	—		—	—	5,397	78,279	418	476		—
iShares TIPS Bond ETF	7,451	—		—	—	82	7,533	70	71		—

					$401,489	$1,515,831	$21,988,467		$221,139		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2060 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	13	09/15/23	$1,401	$10,974
MSCI Emerging Markets Index	23	09/15/23	1,148	(12,819)
Russell 2000 E-Mini Index	4	09/15/23	381	2,579
S&P 500 Micro E-Mini Index	81	09/15/23	1,818	47,764
U.S. Long Bond	3	09/20/23	381	2,005

				50,503

Short Contracts
Ultra U.S. Treasury Bond	1	09/20/23	136	(1,589)

				$48,914

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	9,000	USD	6,758	Bank of America N.A.	09/20/23	$44
CAD	257,423	USD	192,310	Goldman Sachs International	09/20/23	2,241
CAD	47,000	USD	35,331	Morgan Stanley & Co. International PLC	09/20/23	190
EUR	29,000	USD	31,372	Goldman Sachs International	09/20/23	394
EUR	353,283	USD	382,522	Goldman Sachs International	09/20/23	4,455

						7,324

AUD	290,635	USD	194,398	Barclays Bank PLC	09/20/23	(374)
USD	24,904	EUR	23,000	Goldman Sachs International	09/20/23	(290)

						(664)

						$6,660

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency

1-Day SOFR plus 0.25%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	11/11/23	USD 355	$16,292	$—	$16,292

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$16,292	$—

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2060 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$61,317	$—	$2,005	$—	$63,322
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	7,324	—	—	7,324
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	16,292	—	—	—	16,292

	$—	$—	$77,609	$7,324	$2,005	$—	$86,938

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$12,819	$—	$1,589	$—	$14,408
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	664	—	—	664

	$—	$—	$12,819	$664	$1,589	$—	$15,072

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$164,009	$—	$(822)	$—	$163,187
Forward foreign currency exchange contracts	—	—	—	4,828	—	—	4,828
Swaps	—	—	(13,123)	—	—	—	(13,123)

	$—	$—	$150,886	$4,828	$(822)	$—	$154,892

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$123,529	$—	$1,387	$—	$124,916
Forward foreign currency exchange contracts	—	—	—	6,758	—	—	6,758
Swaps	—	—	16,292	—	—	—	16,292

	$—	$—	$139,821	$6,758	$1,387	$—	$147,966

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,546,341
Average notional value of contracts — short	$138,938
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$177,413
Average amounts sold — in USD	$753,092
Total return swaps:
Average notional value	$359,535

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2060 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$46,982	$1,235
Forward foreign currency exchange contracts	7,324	664
Swaps — OTC(a)	16,292	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	70,598	1,899

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(46,982)	(1,235)

Total derivative assets and liabilities subject to an MNA	$23,616	$664

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$44	$—	$—	$—	$44
Goldman Sachs International	7,090	(290)	—	—	6,800
Morgan Stanley & Co. International PLC	16,482	—	—	—	16,482

	$23,616	$(290)	$—	$—	$23,326

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Barclays Bank PLC	$374	$—	$—	$—	$374
Goldman Sachs International	290	(290)	—	—	—

	$664	$(290)	$—	$—	$374

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$3,707,983	$—	$—	$3,707,983
Fixed-Income Funds	342,443	—	—	342,443
Money Market Funds	4,077,788	—	—	4,077,788

	$8,128,214	$—	$—	8,128,214

Investments Valued at NAV(a)				13,860,253

				$21,988,467

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2060 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets
Equity Contracts	$61,317	$16,292	$—	$77,609
Foreign Currency Exchange Contracts	—	7,324	—	7,324
Interest Rate Contracts	2,005	—	—	2,005
Liabilities
Equity Contracts	(12,819)	—	—	(12,819)
Foreign Currency Exchange Contracts	—	(664)	—	(664)
Interest Rate Contracts	(1,589)	—	—	(1,589)

	$48,914	$22,952	$—	$71,866

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Dynamic 2065 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 82.2%
BlackRock Advantage Emerging Markets Fund, Class K	36,825	$348,365
BlackRock Tactical Opportunities Fund, Class K	20,867	307,787
Diversified Equity Master Portfolio	$4,181,010	4,181,010
International Tilts Master Portfolio	$890,293	890,293
iShares Developed Real Estate Index Fund, Class K	33,744	302,684
iShares MSCI Canada ETF(b)	5,489	192,060
iShares MSCI EAFE ETF(b)	993	71,992
iShares MSCI EAFE Small-Cap ETF(b)	3,424	201,948
iShares Russell 2000 ETF(b)	346	64,795

		6,560,934

Fixed-Income Funds — 2.2%
BlackRock Diversified Fixed Income Fund	323	3,127
BlackRock High Yield Bond Portfolio, Class K	11,250	76,386
iShares iBoxx $ Investment Grade Corporate Bond ETF	859	92,892

		172,405

Security	Shares	Value

Money Market Funds — 20.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	535,486	$535,593
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	1,121,134	1,121,134

		1,656,727

Total Investments — 105.1% (Cost: $7,523,185)		8,390,066

Liabilities in Excess of Other Assets — (5.1)%		(409,398)

Net Assets — 100.0%		$7,980,668

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Advantage Emerging Markets Fund, Class K	$329,216	$—		$—		$—	$19,149	$348,365	36,825	$—		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	540,955	—		(5,331	)(a)	84	(115)	535,593	535,486	1,011	(b)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	533,437	587,697	(a)	—		—	—	1,121,134	1,121,134	20,074		—
BlackRock Diversified Fixed Income Fund	—	3,229		—		—	(102)	3,127	323	26		—
BlackRock High Yield Bond Portfolio, Class K	60,781	14,284		—		—	1,321	76,386	11,250	2,285		—
BlackRock Tactical Opportunities Fund, Class K	300,901	—		—		—	6,886	307,787	20,867	—		—
Diversified Equity Master Portfolio	3,260,123	365,404	(a)(c)	—		118,543	436,940	4,181,010	$4,181,010	34,563		—
International Tilts Master Portfolio	783,503	14,165	(a)(c)	—		29,048	63,577	890,293	$890,293	14,010		—
iShares Developed Real Estate Index Fund, Class K	157,669	177,883		(36,000)		(6,041)	9,173	302,684	33,744	1,604		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	51,028	41,107		—		—	757	92,892	859	1,257		—
iShares MSCI Canada ETF	179,655	—		—		—	12,405	192,060	5,489	1,899		—
iShares MSCI EAFE ETF	81,919	—		(18,092)		2,882	5,283	71,992	993	1,637		—
iShares MSCI EAFE Small-Cap ETF	205,643	31,273		(45,319)		376	9,975	201,948	3,424	3,421		—
iShares Russell 2000 ETF	60,329	—		—		—	4,466	64,795	346	394		—
Master Total Return Portfolio(d)	10,043	—		(10,854	)(a)(c)	(714)	1,525	—	$—	152		—

						$144,178	$571,240	$8,390,066		$82,333		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)	As of period end, the entity is no longer held.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2065 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	7	09/15/23	$754	$5,143
MSCI Emerging Markets Index	9	09/15/23	449	(5,016)
Russell 2000 E-Mini Index	1	09/15/23	95	847
S&P 500 Micro E-Mini Index	25	09/15/23	561	15,237
U.S. Long Bond	1	09/20/23	127	1,109

				$17,320

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	11,000	USD	8,260	Bank of America N.A.	09/20/23	$54
CAD	99,581	USD	74,393	Goldman Sachs International	09/20/23	867
EUR	144,422	USD	156,375	Goldman Sachs International	09/20/23	1,821

						2,742

AUD	112,428	USD	75,200	Barclays Bank PLC	09/20/23	(145)
USD	8,662	EUR	8,000	Goldman Sachs International	09/20/23	(101)

						(246)

						$2,496

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency

1-Day SOFR plus 0.22%, 1.09%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Merrill Lynch International	N/A	11/10/23	USD 142	$5,717	$—	$5,717

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$5,717	$—

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2065 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$21,227	$—	$1,109	$—	$22,336
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,742	—	—	2,742
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	5,717	—	—	—	5,717

	$—	$—	$26,944	$2,742	$1,109	$—	$30,795

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,016	$—	$—	$—	$5,016
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	246	—	—	246

	$—	$—	$5,016	$246	$—	$—	$5,262

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$63,988	$—	$518	$—	$64,506
Forward foreign currency exchange contracts	—	—	—	1,784	—	—	1,784
Swaps	—	—	4,224	—	—	—	4,224

	$—	$—	$68,212	$1,784	$518	$—	$70,514

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$48,630	$—	$1,691	$—	$50,321
Forward foreign currency exchange contracts	—	—	—	2,427	—	—	2,427
Swaps	—	—	5,717	—	—	—	5,717

	$—	$—	$54,347	$2,427	$1,691	$—	$58,465

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,767,010
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$68,115
Average amounts sold — in USD	$281,096
Total return swaps:
Average notional value	$139,233

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2065 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$20,114	$—
Forward foreign currency exchange contracts	2,742	246
Swaps — OTC(a)	5,717	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	28,573	246

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(20,114)	—

Total derivative assets and liabilities subject to an MNA	$8,459	$246

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$54	$—	$—	$—	$54
Goldman Sachs International	2,688	(101)	—	—	2,587
Merrill Lynch International	5,717	—	—	—	5,717

	$8,459	$(101)	$—	$—	$8,358

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Barclays Bank PLC	$145	$—	$—	$—	$145
Goldman Sachs International	101	(101)	—	—	—

	$246	$(101)	$—	$—	$145

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$1,489,631	$—	$—	$1,489,631
Fixed-Income Funds	172,405	—	—	172,405
Money Market Funds	1,656,727	—	—	1,656,727

	$3,318,763	$—	$—	3,318,763

Investments Valued at NAV(a)				5,071,303

				$8,390,066

78	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Dynamic 2065 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(b)
Assets
Equity Contracts	$21,227	$5,717	$—	$26,944
Foreign Currency Exchange Contracts	—	2,742	—	2,742
Interest Rate Contracts	1,109	—	—	1,109
Liabilities
Equity Contracts	(5,016)	—	—	(5,016)
Foreign Currency Exchange Contracts	—	(246)	—	(246)

	$17,320	$8,213	$—	$25,533

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	79

Statements of Assets and Liabilities (unaudited)

June 30, 2023

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$204,460,512	$90,976,788	$260,651,868	$132,822,731
Cash pledged for futures contracts	892,000	483,000	1,399,000	706,000
Foreign currency, at value(c)	464,848	229,054	729,800	341,928
Receivables:
Securities lending income — affiliated	180	349	486	421
Capital shares sold	180,527	69,295	251,248	238,126
Dividends — affiliated	299,077	145,826	296,658	108,423
Variation margin on futures contracts	137,014	83,132	259,846	138,342
Unrealized appreciation on:
Forward foreign currency exchange contracts	93,107	35,705	119,809	57,922
OTC swaps	183,917	76,696	229,552	113,697

Total assets	206,711,182	92,099,845	263,938,267	134,527,590

LIABILITIES
Collateral on securities loaned	2,909,556	7,885,650	1,989,300	7,150,350
Payables:
Investments purchased	282,307	121,113	270,331	71,944
Administration fees	73,717	13,902	89,318	22,983
Capital shares redeemed	28,153	21,077	141,510	18,095
Income dividend distributions	50,832	31,009	42,698	37,305
Investment advisory fees	23,299	12,288	26,030	12,922
Trustees’ and Officer’s fees	1,063	839	1,160	898
Professional fees	13,676	13,083	14,498	13,105
Service and distribution fees	28,179	6,912	32,456	9,910
Variation margin on futures contracts	35,496	2,285	53,134	1,785
Unrealized depreciation on forward foreign currency exchange contracts	4,426	2,690	5,539	2,703

Total liabilities	3,450,704	8,110,848	2,665,974	7,342,000

Commitments and contingent liabilities
NET ASSETS	$203,260,478	$83,988,997	$261,272,293	$127,185,590

NET ASSETS CONSIST OF
Paid-in capital	$138,009,509	$86,274,750	$260,593,299	$121,897,327
Accumulated earnings (loss)	65,250,969	(2,285,753)	678,994	5,288,263

NET ASSETS	$203,260,478	$83,988,997	$261,272,293	$127,185,590

(a) Investments, at cost — affiliated	$132,369,737	$87,730,206	$244,336,207	$123,307,591
(b) Securities loaned, at value	$2,884,122	$7,761,998	$1,967,848	$7,027,586
(c) Foreign currency, at cost	$473,769	$241,731	$773,825	$357,543

80	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2023

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

NET ASSET VALUE

Institutional
Net assets	$34,988,617	$7,206,485	$43,854,536	$13,225,816

Shares outstanding	3,595,232	559,899	3,475,729	914,147

Net asset value	$9.73	$12.87	$12.62	$14.47

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A
Net assets	$113,103,311	$17,537,044	$134,573,314	$26,804,323

Shares outstanding	13,961,166	1,379,603	11,342,736	1,864,902

Net asset value	$8.10	$12.71	$11.86	$14.37

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor C
Net assets	$1,560,204	$1,425,382	$1,929,530	$2,886,427

Shares outstanding	164,242	113,392	158,222	204,776

Net asset value	$9.50	$12.57	$12.20	$14.10

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K
Net assets	$48,496,153	$53,056,865	$74,537,703	$79,375,589

Shares outstanding	5,004,156	4,167,776	5,918,289	5,390,530

Net asset value	$9.69	$12.73	$12.59	$14.73

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class R
Net assets	$5,112,193	$4,763,221	$6,377,210	$4,893,435

Shares outstanding	534,068	375,955	515,846	341,202

Net asset value	$9.57	$12.67	$12.36	$14.34

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

F I N A N C I A L S T A T E M E N T S	81

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2023

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$261,184,075	$110,441,518	$142,719,897	$77,232,667
Cash pledged for futures contracts	1,136,000	684,000	666,000	582,000
Foreign currency, at value(c)	645,747	273,913	394,822	181,502
Receivables:
Securities lending income — affiliated	802	189	266	13
Capital shares sold	641,567	212,020	255,185	169,670
Dividends — affiliated	89,364	47,352	18,934	39,092
Variation margin on futures contracts	239,584	159,993	133,607	143,359
Unrealized appreciation on:
Forward foreign currency exchange contracts	128,696	52,910	71,370	38,608
OTC swaps	217,775	95,767	122,088	67,729

Total assets	264,283,610	111,967,662	144,382,169	78,454,640

LIABILITIES
Collateral on securities loaned	11,965,460	3,569,700	3,248,705	124,502
Payables:
Investments purchased	72,434	6,444	8,524	4,178
Administration fees	86,931	16,761	42,800	12,182
Capital shares redeemed	28,587	25,330	72,750	23,196
Income dividend distributions	36,295	8,454	19,783	18,965
Investment advisory fees	18,230	10,539	7,572	6,659
Trustees’ and Officer’s fees	1,064	886	889	821
Professional fees	14,148	13,058	13,285	12,999
Service and distribution fees	31,085	7,469	17,298	5,659
Variation margin on futures contracts	63,174	1,782	—	3,675
Unrealized depreciation on forward foreign currency exchange contracts	5,208	2,319	5,200	2,650

Total liabilities	12,322,616	3,662,742	3,436,806	215,486

Commitments and contingent liabilities
NET ASSETS	$251,960,994	$108,304,920	$140,945,363	$78,239,154

NET ASSETS CONSIST OF
Paid-in capital	$205,273,952	$100,623,595	$120,121,800	$73,518,143
Accumulated earnings	46,687,042	7,681,325	20,823,563	4,721,011

NET ASSETS	$251,960,994	$108,304,920	$140,945,363	$78,239,154

(a) Investments, at cost — affiliated	$220,532,674	$99,177,715	$112,304,802	$68,794,801
(b) Securities loaned, at value	$11,860,878	$3,513,976	$3,220,308	$122,364
(c) Foreign currency, at cost	$667,749	$280,254	$404,228	$185,612

82	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2023

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

NET ASSET VALUE

Institutional

Net assets	$45,755,838	$8,475,846	$18,213,426	$7,949,399

Shares outstanding	2,814,880	528,393	885,542	469,715

Net asset value	$16.25	$16.04	$20.57	$16.92

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A

Net assets	$130,393,439	$20,377,887	$70,658,348	$16,460,481

Shares outstanding	9,292,731	1,276,398	3,458,961	980,426

Net asset value	$14.03	$15.97	$20.43	$16.79

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor C

Net assets	$2,407,618	$1,231,811	$1,845,128	$1,335,722

Shares outstanding	153,027	79,048	92,561	81,472

Net asset value	$15.73	$15.58	$19.93	$16.39

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K

Net assets	$67,592,808	$72,508,168	$46,269,920	$49,190,716

Shares outstanding	4,119,912	4,452,092	2,235,531	2,853,628

Net asset value	$16.41	$16.29	$20.70	$17.24

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class R

Net assets	$5,811,291	$5,711,208	$3,958,541	$3,302,836

Shares outstanding	364,529	359,709	195,183	197,626

Net asset value	$15.94	$15.88	$20.28	$16.71

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

F I N A N C I A L S T A T E M E N T S	83

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2023

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$21,988,467	$8,390,066
Cash pledged for futures contracts	178,000	81,000
Foreign currency, at value(c)	38,893	16,095
Receivables:
Securities lending income — affiliated	286	114
Capital shares sold	77,892	37,836
Dividends — affiliated	13,231	5,086
From the Administrator	397	2,858
Variation margin on futures contracts	46,982	20,114
Unrealized appreciation on:
Forward foreign currency exchange contracts	7,324	2,742
OTC swaps	16,292	5,717

Total assets	22,367,764	8,561,628

LIABILITIES
Collateral on securities loaned	710,981	535,604
Payables:
Investments purchased	1,007	459
Capital shares redeemed	16,092	4,458
Income dividend distributions	17,297	25,812
Investment advisory fees	2,002	812
Trustees’ and Officer’s fees	690	712
Professional fees	13,047	11,880
Service and distribution fees	1,115	977
Variation margin on futures contracts	1,235	—
Unrealized depreciation on forward foreign currency exchange contracts	664	246

Total liabilities	764,130	580,960

Commitments and contingent liabilities
NET ASSETS	$21,603,634	$7,980,668

NET ASSETS CONSIST OF
Paid-in capital	$20,625,208	$7,336,148
Accumulated earnings	978,426	644,520

NET ASSETS	$21,603,634	$7,980,668

(a) Investments, at cost — affiliated	$19,795,456	$7,523,185
(b) Securities loaned, at value	$701,784	$529,380
(c) Foreign currency, at cost	$40,732	$16,706

84	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2023

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

NET ASSET VALUE

Institutional

Net assets	$2,788,880	$870,564

Shares outstanding	222,325	76,510

Net asset value	$12.54	$11.38

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor A

Net assets	$1,976,911	$1,233,298

Shares outstanding	158,111	108,665

Net asset value	$12.50	$11.35

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor C

Net assets	$140,018	$704,772

Shares outstanding	11,285	62,477

Net asset value	$12.41	$11.28

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Class K

Net assets	$15,002,105	$4,654,941

Shares outstanding	1,192,718	408,487

Net asset value	$12.58	$11.40

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Class R

Net assets	$1,695,720	$517,093

Shares outstanding	135,772	45,612

Net asset value	$12.49	$11.34

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	85

Statements of Operations (unaudited)

Six Months Ended June 30, 2023

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

INVESTMENT INCOME
Dividends — affiliated	$1,769,622	$887,106	$2,048,895	$818,969
Interest — unaffiliated	27,921	12,453	33,712	17,746
Securities lending income — affiliated — net	4,117	1,897	10,491	5,415
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	707,727	318,797	1,338,948	708,249
Interest — affiliated	499,777	23,153	81,327	38,540
Expenses	(185,638)	(56,384)	(236,841)	(124,864)
Fees waived	83,996	24,696	105,790	56,601

Total investment income	2,907,522	1,211,718	3,382,322	1,520,656

EXPENSES
Investment advisory	306,543	123,795	386,564	179,850
Administration — class specific	236,396	54,370	279,162	78,818
Service and distribution — class specific	165,086	42,324	191,720	58,482
Professional	10,755	10,709	10,789	10,736
Trustees and Officer	3,860	3,324	4,068	3,502
Miscellaneous	598	349	1,135	647

Total expenses	723,238	234,871	873,438	332,035
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(248,529)	(102,072)	(321,439)	(157,956)

Total expenses after fees waived and/or reimbursed	474,709	132,799	551,999	174,079

Net investment income	2,432,813	1,078,919	2,830,323	1,346,577

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(4,450,320)	(1,546,155)	(3,716,626)	(910,211)
Forward foreign currency exchange contracts	89,672	21,119	106,676	51,402
Foreign currency transactions	24,642	10,027	31,188	15,334
Futures contracts	891,610	349,074	1,019,716	472,877
Swaps	(147,703)	(51,298)	(184,353)	(84,728)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	1,498,759	846,047	3,567,859	1,959,227

	(2,093,340)	(371,186)	824,460	1,503,901

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	4,795,090	1,273,638	4,093,227	1,433,026
Forward foreign currency exchange contracts	108,131	39,586	143,380	70,242
Foreign currency translations	(30,416)	(11,915)	(41,302)	(16,879)
Futures contracts	834,337	396,851	1,174,691	599,626
Swaps	183,917	76,696	229,552	113,697
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	8,067,799	3,831,479	14,062,944	7,139,141

	13,958,858	5,606,335	19,662,492	9,338,853

Net realized and unrealized gain	11,865,518	5,235,149	20,486,952	10,842,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,298,331	$6,314,068	$23,317,275	$12,189,331

See notes to financial statements.

86	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended June 30, 2023

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

INVESTMENT INCOME
Dividends — affiliated	$1,134,590	$432,614	$344,491	$245,272
Interest — unaffiliated	33,702	15,643	18,171	11,205
Securities lending income — affiliated — net	13,652	5,183	4,676	955
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	1,730,414	754,406	1,130,160	559,537
Interest — affiliated	86,631	36,424	54,959	27,130
Expenses	(300,656)	(131,418)	(197,138)	(97,871)
Fees waived	134,660	59,444	89,182	44,552

Total investment income	2,832,993	1,172,296	1,444,501	790,780

EXPENSES
Investment advisory	364,881	149,668	203,760	104,878
Administration — class specific	268,870	59,609	138,076	46,574
Service and distribution — class specific	182,793	42,736	101,930	33,177
Professional	10,758	10,700	10,740	10,691
Trustees and Officer	3,978	3,472	3,560	3,294
Miscellaneous	1,135	657	544	170

Total expenses	832,415	266,842	458,610	198,784
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(324,185)	(135,987)	(194,588)	(102,989)

Total expenses after fees waived and/or reimbursed	508,230	130,855	264,022	95,795

Net investment income	2,324,763	1,041,441	1,180,479	694,985

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(808,428)	(65,111)	360	(16,769)
Forward foreign currency exchange contracts	103,136	42,097	58,735	33,934
Foreign currency transactions	32,558	13,782	7,023	2,866
Futures contracts	911,771	557,922	464,354	451,996
Swaps	(174,895)	(70,699)	(98,048)	(48,551)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	4,765,311	2,110,636	3,149,443	1,575,402

	4,829,453	2,588,627	3,581,867	1,998,878

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	2,477,187	800,485	1,084,050	517,750
Forward foreign currency exchange contracts	165,618	66,659	89,883	46,921
Foreign currency translations	(34,641)	(14,502)	(6,246)	(3,585)
Futures contracts	1,036,577	554,079	586,047	416,833
Swaps	217,775	95,767	122,088	67,729
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	16,504,100	7,103,288	10,541,871	5,303,619

	20,366,616	8,605,776	12,417,693	6,349,267

Net realized and unrealized gain	25,196,069	11,194,403	15,999,560	8,348,145

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,520,832	$12,235,844	$17,180,039	$9,043,130

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	87

Statements of Operations (unaudited) (continued)

Six Months Ended June 30, 2023

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

INVESTMENT INCOME
Dividends — affiliated	$81,913	$32,597
Interest — unaffiliated	3,135	1,316
Securities lending income — affiliated — net	3,614	1,011
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	142,242	50,873
Interest — affiliated	6,931	2,668
Expenses	(24,991)	(9,066)
Fees waived	11,430	4,250

Total investment income	224,274	83,649

EXPENSES
Investment advisory	28,334	10,723
Professional	10,700	10,874
Administration — class specific	10,294	4,851
Service and distribution — class specific	6,510	5,584
Trustees and Officer	3,026	3,026
Miscellaneous	57	57

Total expenses	58,921	35,115
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(37,372)	(22,690)

Total expenses after fees waived and/or reimbursed	21,549	12,425

Net investment income	202,725	71,224

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(2,707)	(2,699)
Forward foreign currency exchange contracts	4,828	1,784
Foreign currency transactions	(5)	(25)
Futures contracts	163,187	64,506
Swaps	(13,123)	4,224
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	404,196	146,877

	556,376	214,667

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	166,580	69,198
Forward foreign currency exchange contracts	6,758	2,427
Foreign currency translations	(276)	(152)
Futures contracts	124,916	50,321
Swaps	16,292	5,717
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	1,349,251	502,042

	1,663,521	629,553

Net realized and unrealized gain	2,219,897	844,220

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,422,622	$915,444

See notes to financial statements.

88	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock LifePath® Dynamic Retirement Fund		BlackRock LifePath® Dynamic 2025 Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,432,813	$4,726,355	$1,078,919	$1,936,474
Net realized loss	(2,093,340)	(12,589,045)	(371,186)	(6,120,807)
Net change in unrealized appreciation (depreciation)	13,958,858	(36,477,996)	5,606,335	(14,018,367)

Net increase (decrease) in net assets resulting from operations	14,298,331	(44,340,686)	6,314,068	(18,202,700)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(349,074)	(206,368)	(80,134)	(65,309)
Investor A	(1,264,100)	(810,588)	(183,908)	(137,327)
Investor C	(8,701)	(6,877)	(8,324)	(6,890)
Class K	(560,163)	(424,413)	(674,156)	(610,968)
Class R	(41,320)	(19,063)	(45,145)	(19,023)
Return of capital
Institutional	—	(255,350)	—	(60,390)
Investor A	—	(831,199)	—	(140,679)
Investor C	—	(4,084)	—	(16,204)
Class K	—	(393,305)	—	(433,153)
Class R	—	(25,646)	—	(24,354)

Decrease in net assets resulting from distributions to shareholders	(2,223,358)	(2,976,893)	(991,667)	(1,514,297)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(11,439,638)	(51,828,789)	1,326,803	(21,166,778)

NET ASSETS
Total increase (decrease) in net assets	635,335	(99,146,368)	6,649,204	(40,883,775)
Beginning of period	202,625,143	301,771,511	77,339,793	118,223,568

End of period	$203,260,478	$202,625,143	$83,988,997	$77,339,793

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	89

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2030 Fund		BlackRock LifePath® Dynamic 2035 Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,830,323	$5,205,102	$1,346,577	$2,293,922
Net realized gain (loss)	824,460	(12,321,836)	1,503,901	(8,230,186)
Net change in unrealized appreciation (depreciation)	19,662,492	(46,672,192)	9,338,853	(17,979,811)

Net increase (decrease) in net assets resulting from operations	23,317,275	(53,788,926)	12,189,331	(23,916,075)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(431,339)	(611,763)	(123,565)	(131,992)
Investor A	(1,273,626)	(1,961,042)	(224,693)	(325,747)
Investor C	(10,306)	(23,721)	(15,013)	(29,701)
Class K	(844,250)	(1,433,504)	(841,722)	(1,294,777)
Class R	(51,998)	(60,794)	(38,136)	(37,314)
Return of capital
Institutional	—	(268,428)	—	(64,200)
Investor A	—	(864,267)	—	(152,939)
Investor C	—	(14,610)	—	(19,915)
Class K	—	(539,776)	—	(523,051)
Class R	—	(30,310)	—	(23,213)

Decrease in net assets resulting from distributions to shareholders	(2,611,519)	(5,808,215)	(1,243,129)	(2,602,849)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(11,801,663)	(24,773,859)	5,353,480	(4,274,468)

NET ASSETS
Total increase (decrease) in net assets	8,904,093	(84,371,000)	16,299,682	(30,793,392)
Beginning of period	252,368,200	336,739,200	110,885,908	141,679,300

End of period	$261,272,293	$252,368,200	$127,185,590	$110,885,908

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

90	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2040 Fund		BlackRock LifePath® Dynamic 2045 Fund
	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,324,763	$4,113,620	$1,041,441	$1,618,270
Net realized gain (loss)	4,829,453	(11,736,854)	2,588,627	(8,917,399)
Net change in unrealized appreciation (depreciation)	20,366,616	(44,539,560)	8,605,776	(14,350,579)

Net increase (decrease) in net assets resulting from operations	27,520,832	(52,162,794)	12,235,844	(21,649,708)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(370,568)	(696,904)	(66,145)	(103,812)
Investor A	(1,106,483)	(2,315,942)	(154,117)	(333,280)
Investor C	(9,439)	(24,902)	(4,999)	(27,279)
Class K	(631,256)	(1,392,448)	(697,790)	(1,526,497)
Class R	(36,813)	(64,050)	(39,014)	(47,361)
Return of capital
Institutional	—	(239,903)	—	(35,370)
Investor A	—	(696,033)	—	(107,552)
Investor C	—	(12,134)	—	(8,536)
Class K	—	(416,429)	—	(415,085)
Class R	—	(25,548)	—	(18,112)

Decrease in net assets resulting from distributions to shareholders	(2,154,559)	(5,884,293)	(962,065)	(2,622,884)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(3,961,406)	(12,473,001)	7,325,634	(3,753,664)

NET ASSETS
Total increase (decrease) in net assets	21,404,867	(70,520,088)	18,599,413	(28,026,256)
Beginning of period	230,556,127	301,076,215	89,705,507	117,731,763

End of period	$251,960,994	$230,556,127	$108,304,920	$89,705,507

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	91

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2050 Fund		BlackRock LifePath® Dynamic 2055 Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,180,479	$2,046,326	$694,985	$1,043,904
Net realized gain (loss)	3,581,867	(11,700,739)	1,998,878	(7,979,188)
Net change in unrealized appreciation (depreciation)	12,417,693	(23,156,967)	6,349,267	(9,348,323)

Net increase (decrease) in net assets resulting from operations	17,180,039	(32,811,380)	9,043,130	(16,283,607)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(144,043)	(310,442)	(62,000)	(113,199)
Investor A	(483,312)	(1,204,334)	(115,641)	(289,899)
Investor C	(6,947)	(25,925)	(4,879)	(17,944)
Class K	(431,547)	(1,306,116)	(433,591)	(1,055,279)
Class R	(24,387)	(47,333)	(20,446)	(35,746)
Return of capital
Institutional	—	(74,398)	—	(28,424)
Investor A	—	(301,993)	—	(71,726)
Investor C	—	(7,970)	—	(5,766)
Class K	—	(264,606)	—	(220,361)
Class R	—	(13,103)	—	(9,919)

Decrease in net assets resulting from distributions to shareholders	(1,090,236)	(3,556,220)	(636,557)	(1,848,263)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,055,864)	(6,209,343)	7,701,856	(1,558,934)

NET ASSETS
Total increase (decrease) in net assets	13,033,939	(42,576,943)	16,108,429	(19,690,804)
Beginning of period	127,911,424	170,488,367	62,130,725	81,821,529

End of period	$140,945,363	$127,911,424	$78,239,154	$62,130,725

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

92	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2060 Fund		BlackRock LifePath® Dynamic 2065 Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$202,725	$288,022	$71,224	$95,689
Net realized gain (loss)	556,376	(2,404,597)	214,667	(595,712)
Net change in unrealized appreciation (depreciation)	1,663,521	(2,005,196)	629,553	(825,961)

Net increase (decrease) in net assets resulting from operations	2,422,622	(4,121,771)	915,444	(1,325,984)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(21,548)	(18,921)	(6,957)	(10,489)
Investor A	(13,940)	(18,798)	(8,587)	(16,796)
Investor C	(588)	(897)	(2,879)	(6,692)
Class K	(139,154)	(289,416)	(43,836)	(83,852)
Class R	(10,705)	(11,288)	(3,273)	(7,188)
Return of capital
Institutional	—	(5,900)	—	(2,890)
Investor A	—	(5,533)	—	(4,146)
Investor C	—	(394)	—	(2,517)
Class K	—	(67,871)	—	(20,485)
Class R	—	(4,320)	—	(2,345)

Decrease in net assets resulting from distributions to shareholders	(185,935)	(423,338)	(65,532)	(157,400)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,337,939	262,345	1,006,680	1,010,700

NET ASSETS
Total increase (decrease) in net assets	5,574,626	(4,282,764)	1,856,592	(472,684)
Beginning of period	16,029,008	20,311,772	6,124,076	6,596,760

End of period	$21,603,634	$16,029,008	$7,980,668	$6,124,076

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	93

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$9.17		$10.89		$11.68		$11.04		$9.69		$11.00

Net investment income(a)	0.12		0.20		0.16		0.19		0.28		0.25
Net realized and unrealized gain (loss)	0.54		(1.81)		0.63		1.20		1.35		(0.64)

Net increase (decrease) from investment operations	0.66		(1.61)		0.79		1.39		1.63		(0.39)

Distributions(b)
From net investment income		(0.10)	(0.01)		(0.43)		(0.22)		(0.19)		(0.27)
From net realized gain	—		(0.04)		(1.15)		(0.53)		(0.09)		(0.65)
Return of capital	—		(0.06)		—		—		—		—

Total distributions		(0.10)	(0.11)		(1.58)		(0.75)		(0.28)		(0.92)

Net asset value, end of period	$9.73		$9.17		$10.89		$11.68		$11.04		$9.69

Total Return(c)
Based on net asset value	7.17	%(d)	(14.85)%		6.88%		12.82%		16.91%		(3.68)%

Ratios to Average Net Assets(e)
Total expenses	0.70	%(f)	0.72%		0.77%		0.73%		0.57%		0.58%

Total expenses after fees waived and/or reimbursed	0.46	%(f)	0.51%		0.55%		0.56%		0.55%		0.57%

Net investment income	2.47	%(f)	2.03%		1.34%		1.68%		2.61%		2.26%

Supplemental Data
Net assets, end of period (000)	$34,989		$36,438		$49,943		$59,201		$99,249		$25,343

Portfolio turnover rate	41	%(g)	7	%(g)	2	%(g)	43	%(h)	35	%(i)	38	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

94	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$7.65		$9.12		$10.03		$9.58		$8.45		$9.72

Net investment income(a)	0.09		0.14		0.11		0.13		0.23		0.20
Net realized and unrealized gain (loss)	0.45		(1.51)		0.54		1.05		1.16		(0.57)

Net increase (decrease) from investment operations	0.54		(1.37)		0.65		1.18		1.39		(0.37)

Distributions(b)
From net investment income		(0.09)	(0.01)		(0.40)		(0.20)		(0.17)		(0.25)
From net realized gain	—		(0.04)		(1.16)		(0.53)		(0.09)		(0.65)
Return of capital	—		(0.05)		—		—		—		—

Total distributions		(0.09)	(0.10)		(1.56)		(0.73)		(0.26)		(0.90)

Net asset value, end of period	$8.10		$7.65		$9.12		$10.03		$9.58		$8.45

Total Return(c)
Based on net asset value	7.06	%(d)	(15.08)%		6.61%		12.56%		16.56%		(3.93)%

Ratios to Average Net Assets(e)
Total expenses	0.95	%(f)	0.97%		1.02%		0.98%		0.82%		0.83%

Total expenses after fees waived and/or reimbursed	0.71	%(f)	0.76%		0.80%		0.81%		0.80%		0.82%

Net investment income	2.23	%(f)	1.77%		1.09%		1.40%		2.43%		2.05%

Supplemental Data
Net assets, end of period (000)	$113,103		$116,173		$164,481		$190,948		$234,757		$65,509

Portfolio turnover rate	41	%(g)	7	%(g)	2	%(g)	43	%(h)	35	%(i)	38	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	95

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Investor C

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$8.95		$10.69		$11.50		$10.87		$9.57		$10.87

Net investment income(a)	0.07		0.10		0.04		0.06		0.18		0.13
Net realized and unrealized gain (loss)	0.53		(1.78)		0.63		1.20		1.30		(0.63)

Net increase (decrease) from investment operations	0.60		(1.68)		0.67		1.26		1.48		(0.50)

Distributions(b)
From net investment income		(0.05)	—		(0.33)		(0.10)		(0.09)		(0.15)
From net realized gain	—		(0.04)		(1.15)		(0.53)		(0.09)		(0.65)
Return of capital	—		(0.02)		—		—		—		—

Total distributions		(0.05)	(0.06)		(1.48)		(0.63)		(0.18)		(0.80)

Net asset value, end of period	$9.50		$8.95		$10.69		$11.50		$10.87		$9.57

Total Return(c)
Based on net asset value	6.74	%(d)	(15.75)%		5.83%		11.72%		15.54%		(4.67)%

Ratios to Average Net Assets(e)
Total expenses	1.70	%(f)	1.72%		1.77%		1.73%		1.62%		1.63%

Total expenses after fees waived and/or reimbursed	1.46	%(f)	1.51%		1.55%		1.57%		1.60%		1.62%

Net investment income	1.48	%(f)	1.02%		0.35%		0.55%		1.66%		1.20%

Supplemental Data
Net assets, end of period (000)	$1,560		$1,585		$2,249		$2,303		$3,846		$672

Portfolio turnover rate	41	%(g)	7	%(g)	2	%(g)	43	%(h)	35	%(i)	38	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

96	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$9.13		$10.83		$11.63		$10.99		$9.65		$10.96

Net investment income(a)	0.13		0.21		0.19		0.21		0.32		0.27
Net realized and unrealized gain (loss)	0.54		(1.79)		0.63		1.21		1.32		(0.64)

Net increase (decrease) from investment operations	0.67		(1.58)		0.82		1.42		1.64		(0.37)

Distributions(b)
From net investment income		(0.11)	(0.02)		(0.47)		(0.25)		(0.21)		(0.29)
From net realized gain	—		(0.04)		(1.15)		(0.53)		(0.09)		(0.65)
Return of capital	—		(0.06)		—		—		—		—

Total distributions		(0.11)	(0.12)		(1.62)		(0.78)		(0.30)		(0.94)

Net asset value, end of period	$9.69		$9.13		$10.83		$11.63		$10.99		$9.65

Total Return(c)
Based on net asset value	7.34	%(d)	(14.64)%		7.11%		13.17%		17.07%		(3.47)%

Ratios to Average Net Assets(e)
Total expenses	0.45	%(f)	0.47%		0.52%		0.50%		0.37%		0.38%

Total expenses after fees waived and/or reimbursed	0.21	%(f)	0.26%		0.30%		0.32%		0.35%		0.37%

Net investment income	2.75	%(f)	2.17%		1.61%		1.88%		2.99%		2.54%

Supplemental Data
Net assets, end of period (000)	$48,496		$43,138		$78,916		$74,809		$64,913		$14,901

Portfolio turnover rate	41	%(g)	7	%(g)	2	%(g)	43	%(h)	35	%(i)	38	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	97

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Class R

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$9.02		$10.74		$11.54		$10.91		$9.60		$10.91

Net investment income(a)	0.09		0.16		0.11		0.14		0.23		0.20
Net realized and unrealized gain (loss)	0.54		(1.79)		0.62		1.19		1.32		(0.64)

Net increase (decrease) from investment operations	0.63		(1.63)		0.73		1.33		1.55		(0.44)

Distributions(b)
From net investment income		(0.08)	—		(0.38)		(0.17)		(0.15)		(0.22)
From net realized gain	—		(0.04)		(1.15)		(0.53)		(0.09)		(0.65)
Return of capital	—		(0.05)		—		—		—		—

Total distributions		(0.08)	(0.09)		(1.53)		(0.70)		(0.24)		(0.87)

Net asset value, end of period	$9.57		$9.02		$10.74		$11.54		$10.91		$9.60

Total Return(c)
Based on net asset value	6.96	%(d)	(15.25)%		6.41%		12.41%		16.24%		(4.11)%

Ratios to Average Net Assets(e)
Total expenses	1.15	%(f)	1.17%		1.22%		1.19%		1.02%		1.03%

Total expenses after fees waived and/or reimbursed	0.91	%(f)	0.95%		1.00%		1.01%		1.00%		1.02%

Net investment income	2.02	%(f)	1.66%		0.91%		1.29%		2.19%		1.87%

Supplemental Data
Net assets, end of period (000)	$5,112		$5,292		$6,183		$6,360		$5,291		$1,036

Portfolio turnover rate	41	%(g)	7	%(g)	2	%(g)	43	%(h)	35	%(i)	38	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

98	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$12.05		$14.43		$14.72		$13.42		$11.81		$13.52

Net investment income(a)	0.16		0.24		0.20		0.22		0.30		0.25
Net realized and unrealized gain (loss)	0.81		(2.44)		1.08		1.47		1.99		(0.87)

Net increase (decrease) from investment operations	0.97		(2.20)		1.28		1.69		2.29		(0.62)

Distributions(b)
From net investment income		(0.15)	(0.05)		(0.58)		(0.26)		(0.27)		(0.24)
From net realized gain	—		(0.04)		(0.99)		(0.13)		(0.41)		(0.85)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.15)	(0.18)		(1.57)		(0.39)		(0.68)		(1.09)

Net asset value, end of period	$12.87		$12.05		$14.43		$14.72		$13.42		$11.81

Total Return(c)
Based on net asset value	8.03	%(d)	(15.28)%		8.82%		12.87%		19.46%		(4.66)%

Ratios to Average Net Assets(e)
Total expenses	0.70	%(f)	0.75%		0.80%		0.78%		0.57%		0.57%

Total expenses after fees waived and/or reimbursed	0.45	%(f)	0.50%		0.54%		0.55%		0.55%		0.55%

Net investment income	2.56	%(f)	1.87%		1.29%		1.65%		2.32%		1.87%

Supplemental Data
Net assets, end of period (000)	$7,206		$6,563		$11,872		$10,690		$2,908		$1,519

Portfolio turnover rate	46	%(g)	15	%(g)	6	%(g)	45	%(h)	35	%(i)	38	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	99

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.90		$14.28		$14.58		$13.29		$11.70		$13.50

Net investment income(a)	0.14		0.21		0.15		0.18		0.26		0.26
Net realized and unrealized gain (loss)	0.80		(2.43)		1.08		1.46		1.98		(0.91)

Net increase (decrease) from investment operations	0.94		(2.22)		1.23		1.64		2.24		(0.65)

Distributions(b)
From net investment income		(0.13)	(0.03)		(0.54)		(0.22)		(0.24)		(0.30)
From net realized gain	—		(0.04)		(0.99)		(0.13)		(0.41)		(0.85)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.13)	(0.16)		(1.53)		(0.35)		(0.65)		(1.15)

Net asset value, end of period	$12.71		$11.90		$14.28		$14.58		$13.29		$11.70

Total Return(c)
Based on net asset value	7.91	%(d)	(15.54)%		8.56%		12.60%		19.16%		(4.87)%

Ratios to Average Net Assets(e)
Total expenses	0.95	%(f)	1.00%		1.05%		1.01%		0.82%		0.83%

Total expenses after fees waived and/or reimbursed	0.70	%(f)	0.75%		0.79%		0.80%		0.80%		0.81%

Net investment income	2.28	%(f)	1.71%		1.02%		1.34%		1.97%		1.94%

Supplemental Data
Net assets, end of period (000)	$17,537		$18,335		$23,788		$24,518		$23,298		$25,940

Portfolio turnover rate	46	%(g)	15	%(g)	6	%(g)	45	%(h)	35	%(i)	38	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

100	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Investor C

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.76		$14.16		$14.49		$13.20		$11.63		$13.44

Net investment income(a)	0.09		0.12		0.04		0.06		0.16		0.16
Net realized and unrealized gain (loss)	0.79		(2.40)		1.07		1.47		1.96		(0.92)

Net increase (decrease) from investment operations	0.88		(2.28)		1.11		1.53		2.12		(0.76)

Distributions(b)
From net investment income		(0.07)	—		(0.45)		(0.11)		(0.14)		(0.20)
From net realized gain	—		(0.04)		(0.99)		(0.13)		(0.41)		(0.85)
Return of capital	—		(0.08)		—		—		—		—

Total distributions		(0.07)	(0.12)		(1.44)		(0.24)		(0.55)		(1.05)

Net asset value, end of period	$12.57		$11.76		$14.16		$14.49		$13.20		$11.63

Total Return(c)
Based on net asset value	7.51	%(d)	(16.12)%		7.70%		11.76%		18.25%		(5.70)%

Ratios to Average Net Assets(e)
Total expenses	1.70	%(f)	1.75%		1.80%		1.77%		1.62%		1.63%

Total expenses after fees waived and/or reimbursed	1.45	%(f)	1.50%		1.54%		1.56%		1.60%		1.61%

Net investment income	1.44	%(f)	0.97%		0.28%		0.49%		1.25%		1.17%

Supplemental Data
Net assets, end of period (000)	$1,425		$2,170		$2,763		$2,610		$3,416		$2,434

Portfolio turnover rate	46	%(g)	15	%(g)	6	%(g)	45	%(h)	35	%(i)	38	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	101

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.92		$14.26		$14.57		$13.28		$11.69		$13.49

Net investment income(a)	0.17		0.27		0.23		0.24		0.34		0.33
Net realized and unrealized gain (loss)	0.80		(2.42)		1.07		1.47		1.96		(0.91)

Net increase (decrease) from investment operations	0.97		(2.15)		1.30		1.71		2.30		(0.58)

Distributions(b)
From net investment income		(0.16)	(0.06)		(0.62)		(0.29)		(0.30)		(0.37)
From net realized gain	—		(0.04)		(0.99)		(0.13)		(0.41)		(0.85)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.16)	(0.19)		(1.61)		(0.42)		(0.71)		(1.22)

Net asset value, end of period	$12.73		$11.92		$14.26		$14.57		$13.28		$11.69

Total Return(c)
Based on net asset value	8.16	%(d)	(15.06)%		9.05%		13.17%		19.72%		(4.43)%

Ratios to Average Net Assets(e)
Total expenses	0.45	%(f)	0.50%		0.55%		0.52%		0.37%		0.38%

Total expenses after fees waived and/or reimbursed	0.20	%(f)	0.25%		0.29%		0.31%		0.35%		0.36%

Net investment income	2.82	%(f)	2.12%		1.55%		1.84%		2.62%		2.44%

Supplemental Data
Net assets, end of period (000)	$53,057		$46,518		$75,927		$59,727		$34,027		$9,062

Portfolio turnover rate	46	%(g)	15	%(g)	6	%(g)	45	%(h)	35	%(i)	38	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

102	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Class R

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.87		$14.25		$14.56		$13.26		$11.68		$13.49

Net investment income(a)	0.13		0.20		0.13		0.14		0.24		0.24
Net realized and unrealized gain (loss)	0.79		(2.43)		1.07		1.48		1.97		(0.92)

Net increase (decrease) from investment operations	0.92		(2.23)		1.20		1.62		2.21		(0.68)

Distributions(b)
From net investment income		(0.12)	(0.02)		(0.52)		(0.19)		(0.22)		(0.28)
From net realized gain	—		(0.04)		(0.99)		(0.13)		(0.41)		(0.85)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.12)	(0.15)		(1.51)		(0.32)		(0.63)		(1.13)

Net asset value, end of period	$12.67		$11.87		$14.25		$14.56		$13.26		$11.68

Total Return(c)
Based on net asset value	7.77	%(d)	(15.65)%		8.30%		12.44%		18.91%		(5.10)%

Ratios to Average Net Assets(e)
Total expenses	1.15	%(f)	1.20%		1.25%		1.20%		1.02%		1.03%

Total expenses after fees waived and/or reimbursed	0.90	%(f)	0.95%		0.99%		1.00%		1.00%		1.01%

Net investment income	2.13	%(f)	1.59%		0.85%		1.05%		1.82%		1.77%

Supplemental Data
Net assets, end of period (000)	$4,763		$3,754		$3,875		$3,559		$5,479		$5,003

Portfolio turnover rate	46	%(g)	15	%(g)	6	%(g)	45	%(h)	35	%(i)	38	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	103

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.64		$14.10		$14.80		$13.65		$11.90		$14.26

Net investment income(a)	0.14		0.23		0.19		0.20		0.29		0.29
Net realized and unrealized gain (loss)	0.97		(2.46)		1.48		1.52		2.32		(1.04)

Net increase (decrease) from investment operations	1.11		(2.23)		1.67		1.72		2.61		(0.75)

Distributions(b)
From net investment income		(0.13)	(0.10)		(0.75)		(0.23)		(0.30)		(0.31)
From net realized gain	—		(0.06)		(1.62)		(0.34)		(0.56)		(1.30)
Return of capital	—		(0.07)		—		—		—		—

Total distributions		(0.13)	(0.23)		(2.37)		(0.57)		(0.86)		(1.61)

Net asset value, end of period	$12.62		$11.64		$14.10		$14.80		$13.65		$11.90

Total Return(c)
Based on net asset value	9.51	%(d)	(15.83)%		11.46%		13.05%		22.07%		(5.48)%

Ratios to Average Net Assets(e)
Total expenses	0.70	%(f)	0.74%		0.79%		0.75%		0.56%		0.56%

Total expenses after fees waived and/or reimbursed	0.45	%(f)	0.49%		0.53%		0.54%		0.55%		0.56%

Net investment income	2.28	%(f)	1.88%		1.25%		1.51%		2.18%		2.01%

Supplemental Data
Net assets, end of period (000)	$43,855		$40,746		$55,606		$58,905		$73,530		$59,749

Portfolio turnover rate	30	%(g)	11	%(g)	5	%(g)	38	%(h)	32	%(i)	29	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

104	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$10.96		$13.30		$14.09		$13.02		$11.39		$13.72

Net investment income(a)	0.12		0.19		0.15		0.16		0.24		0.25
Net realized and unrealized gain (loss)	0.89		(2.31)		1.40		1.45		2.22		(1.00)

Net increase (decrease) from investment operations	1.01		(2.12)		1.55		1.61		2.46		(0.75)

Distributions(b)
From net investment income		(0.11)	(0.09)		(0.72)		(0.20)		(0.27)		(0.28)
From net realized gain	—		(0.06)		(1.62)		(0.34)		(0.56)		(1.30)
Return of capital	—		(0.07)		—		—		—		—

Total distributions		(0.11)	(0.22)		(2.34)		(0.54)		(0.83)		(1.58)

Net asset value, end of period	$11.86		$10.96		$13.30		$14.09		$13.02		$11.39

Total Return(c)
Based on net asset value	9.24	%(d)	(15.98)%		11.13%		12.79%		21.72%		(5.69)%

Ratios to Average Net Assets(e)
Total expenses	0.95	%(f)	0.99%		1.04%		1.00%		0.81%		0.81%

Total expenses after fees waived and/or reimbursed	0.70	%(f)	0.74%		0.78%		0.79%		0.80%		0.81%

Net investment income	2.02	%(f)	1.64%		1.00%		1.24%		1.89%		1.80%

Supplemental Data
Net assets, end of period (000)	$134,573		$133,740		$172,296		$183,497		$212,100		$212,050

Portfolio turnover rate	30	%(g)	11	%(g)	5	%(g)	38	%(h)	32	%(i)	29	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	105

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Investor C

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.26		$13.71		$14.47		$13.34		$11.65		$14.01

Net investment income(a)	0.07		0.11		0.04		0.06		0.14		0.15
Net realized and unrealized gain (loss)	0.93		(2.38)		1.43		1.50		2.27		(1.04)

Net increase (decrease) from investment operations	1.00		(2.27)		1.47		1.56		2.41		(0.89)

Distributions(b)
From net investment income		(0.06)	(0.05)		(0.61)		(0.09)		(0.16)		(0.17)
From net realized gain	—		(0.06)		(1.62)		(0.34)		(0.56)		(1.30)
Return of capital	—		(0.07)		—		—		—		—

Total distributions		(0.06)	(0.18)		(2.23)		(0.43)		(0.72)		(1.47)

Net asset value, end of period	$12.20		$11.26		$13.71		$14.47		$13.34		$11.65

Total Return(c)
Based on net asset value	8.92	%(d)	(16.62)%		10.29%		12.00%		20.76%		(6.53)%

Ratios to Average Net Assets(e)
Total expenses	1.70	%(f)	1.74%		1.79%		1.76%		1.61%		1.61%

Total expenses after fees waived and/or reimbursed	1.45	%(f)	1.49%		1.53%		1.55%		1.60%		1.61%

Net investment income	1.23	%(f)	0.91%		0.23%		0.44%		1.08%		1.05%

Supplemental Data
Net assets, end of period (000)	$1,930		$2,359		$2,698		$2,925		$3,746		$4,117

Portfolio turnover rate	30	%(g)	11	%(g)	5	%(g)	38	%(h)	32	%(i)	29	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

106	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.62		$14.06		$14.77		$13.62		$11.88		$14.24

Net investment income(a)	0.15		0.25		0.24		0.23		0.34		0.32
Net realized and unrealized gain (loss)	0.96		(2.44)		1.46		1.52		2.29		(1.04)

Net increase (decrease) from investment operations	1.11		(2.19)		1.70		1.75		2.63		(0.72)

Distributions(b)
From net investment income		(0.14)	(0.12)		(0.79)		(0.26)		(0.33)		(0.34)
From net realized gain	—		(0.06)		(1.62)		(0.34)		(0.56)		(1.30)
Return of capital	—		(0.07)		—		—		—		—

Total distributions		(0.14)	(0.25)		(2.41)		(0.60)		(0.89)		(1.64)

Net asset value, end of period	$12.59		$11.62		$14.06		$14.77		$13.62		$11.88

Total Return(c)
Based on net asset value	9.56	%(d)	(15.63)%		11.70%		13.36%		22.27%		(5.28)%

Ratios to Average Net Assets(e)
Total expenses	0.45	%(f)	0.49%		0.54%		0.51%		0.36%		0.36%

Total expenses after fees waived and/or reimbursed	0.20	%(f)	0.24%		0.28%		0.30%		0.36%		0.36%

Net investment income	2.53	%(f)	2.08%		1.54%		1.73%		2.52%		2.27%

Supplemental Data
Net assets, end of period (000)	$74,538		$70,367		$100,750		$77,510		$56,168		$28,121

Portfolio turnover rate	30	%(g)	11	%(g)	5	%(g)	38	%(h)	32	%(i)	29	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Class R

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.41		$13.86		$14.59		$13.46		$11.76		$14.12

Net investment income(a)	0.11		0.18		0.13		0.14		0.24		0.24
Net realized and unrealized gain (loss)	0.94		(2.42)		1.45		1.50		2.27		(1.05)

Net increase (decrease) from investment operations	1.05		(2.24)		1.58		1.64		2.51		(0.81)

Distributions(b)
From net investment income		(0.10)	(0.08)		(0.69)		(0.17)		(0.25)		(0.25)
From net realized gain	—		(0.06)		(1.62)		(0.34)		(0.56)		(1.30)
Return of capital	—		(0.07)		—		—		—		—

Total distributions		(0.10)	(0.21)		(2.31)		(0.51)		(0.81)		(1.55)

Net asset value, end of period	$12.36		$11.41		$13.86		$14.59		$13.46		$11.76

Total Return(c)
Based on net asset value	9.23	%(d)	(16.21)%		10.93%		12.58%		21.44%		(5.92)%

Ratios to Average Net Assets(e)
Total expenses	1.15	%(f)	1.19%		1.24%		1.20%		1.01%		1.01%

Total expenses after fees waived and/or reimbursed	0.90	%(f)	0.94%		0.98%		0.99%		1.01%		1.01%

Net investment income	1.84	%(f)	1.50%		0.84%		1.10%		1.78%		1.70%

Supplemental Data
Net assets, end of period (000)	$6,377		$5,157		$5,389		$4,434		$4,646		$2,575

Portfolio turnover rate	30	%(g)	11	%(g)	5	%(g)	38	%(h)	32	%(i)	29	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

108	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$13.19		$16.13		$15.92		$14.34		$12.21		$14.48

Net investment income(a)	0.15		0.25		0.20		0.22		0.30		0.25
Net realized and unrealized gain (loss)	1.27		(2.91)		1.97		1.71		2.58		(1.15)

Net increase (decrease) from investment operations	1.42		(2.66)		2.17		1.93		2.88		(0.90)

Distributions(b)
From net investment income		(0.14)	(0.10)		(0.85)		(0.23)		(0.30)		(0.27)
From net realized gain	—		(0.09)		(1.11)		(0.12)		(0.45)		(1.10)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.14)	(0.28)		(1.96)		(0.35)		(0.75)		(1.37)

Net asset value, end of period	$14.47		$13.19		$16.13		$15.92		$14.34		$12.21

Total Return(c)
Based on net asset value	10.78	%(d)	(16.56)%		13.76%		13.82%		23.66%		(6.42)%

Ratios to Average Net Assets(e)
Total expenses	0.73	%(f)	0.76%		0.82%		0.80%		0.57%		0.57%

Total expenses after fees waived and/or reimbursed	0.47	%(f)	0.48%		0.52%		0.54%		0.55%		0.55%

Net investment income	2.20	%(f)	1.80%		1.19%		1.55%		2.20%		1.71%

Supplemental Data
Net assets, end of period (000)	$13,226		$10,486		$12,898		$11,677		$4,004		$2,231

Portfolio turnover rate	18	%(g)	14	%(g)	3	%(g)	29	%(h)	42	%(i)	40	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$13.10		$16.05		$15.85		$14.27		$12.15		$14.46

Net investment income(a)	0.13		0.22		0.16		0.16		0.25		0.25
Net realized and unrealized gain (loss)	1.26		(2.91)		1.96		1.73		2.58		(1.19)

Net increase (decrease) from investment operations	1.39		(2.69)		2.12		1.89		2.83		(0.94)

Distributions(b)
From net investment income		(0.12)	(0.08)		(0.81)		(0.19)		(0.26)		(0.27)
From net realized gain	—		(0.09)		(1.11)		(0.12)		(0.45)		(1.10)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.12)	(0.26)		(1.92)		(0.31)		(0.71)		(1.37)

Net asset value, end of period	$14.37		$13.10		$16.05		$15.85		$14.27		$12.15

Total Return(c)
Based on net asset value	10.64	%(d)	(16.79)%		13.46%		13.55%		23.37%		(6.69)%

Ratios to Average Net Assets(e)
Total expenses	0.98	%(f)	1.01%		1.07%		1.03%		0.82%		0.82%

Total expenses after fees waived and/or reimbursed	0.72	%(f)	0.73%		0.77%		0.79%		0.80%		0.80%

Net investment income	1.93	%(f)	1.57%		0.93%		1.18%		1.85%		1.75%

Supplemental Data
Net assets, end of period (000)	$26,804		$24,670		$26,304		$28,189		$28,656		$27,982

Portfolio turnover rate	18	%(g)	14	%(g)	3	%(g)	29	%(h)	42	%(i)	40	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

110	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Investor C

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$12.85		$15.80		$15.67		$14.11		$12.02		$14.33

Net investment income(a)	0.08		0.11		0.03		0.06		0.14		0.14
Net realized and unrealized gain (loss)	1.24		(2.85)		1.93		1.70		2.56		(1.19)

Net increase (decrease) from investment operations	1.32		(2.74)		1.96		1.76		2.70		(1.05)

Distributions(b)
From net investment income		(0.07)	(0.03)		(0.72)		(0.08)		(0.16)		(0.16)
From net realized gain	—		(0.09)		(1.11)		(0.12)		(0.45)		(1.10)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.07)	(0.21)		(1.83)		(0.20)		(0.61)		(1.26)

Net asset value, end of period	$14.10		$12.85		$15.80		$15.67		$14.11		$12.02

Total Return(c)
Based on net asset value	10.29	%(d)	(17.38)%		12.56%		12.68%		22.43%		(7.47)%

Ratios to Average Net Assets(e)
Total expenses	1.73	%(f)	1.76%		1.82%		1.79%		1.62%		1.62%

Total expenses after fees waived and/or reimbursed	1.47	%(f)	1.48%		1.52%		1.55%		1.60%		1.60%

Net investment income	1.15	%(f)	0.80%		0.20%		0.42%		1.07%		0.99%

Supplemental Data
Net assets, end of period (000)	$2,886		$3,066		$3,637		$3,123		$3,173		$2,609

Portfolio turnover rate	18	%(g)	14	%(g)	3	%(g)	29	%(h)	42	%(i)	40	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$13.42		$16.38		$16.15		$14.53		$12.36		$14.68

Net investment income(a)	0.17		0.28		0.25		0.25		0.37		0.33
Net realized and unrealized gain (loss)	1.30		(2.94)		1.99		1.74		2.58		(1.22)

Net increase (decrease) from investment operations	1.47		(2.66)		2.24		1.99		2.95		(0.89)

Distributions(b)
From net investment income		(0.16)	(0.12)		(0.90)		(0.25)		(0.33)		(0.33)
From net realized gain	—		(0.09)		(1.11)		(0.12)		(0.45)		(1.10)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.16)	(0.30)		(2.01)		(0.37)		(0.78)		(1.43)

Net asset value, end of period	$14.73		$13.42		$16.38		$16.15		$14.53		$12.36

Total Return(c)
Based on net asset value	10.94	%(d)	(16.32)%		13.96%		14.14%		23.92%		(6.23)%

Ratios to Average Net Assets(e)
Total expenses	0.48	%(f)	0.51%		0.57%		0.54%		0.36%		0.37%

Total expenses after fees waived and/or reimbursed	0.22	%(f)	0.23%		0.27%		0.30%		0.35%		0.35%

Net investment income	2.44	%(f)	1.97%		1.47%		1.77%		2.63%		2.25%

Supplemental Data
Net assets, end of period (000)	$79,376		$68,520		$95,154		$67,968		$27,720		$6,627

Portfolio turnover rate	18	%(g)	14	%(g)	3	%(g)	29	%(h)	42	%(i)	40	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

112	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Class R

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$13.08		$16.03		$15.85		$14.26		$12.15		$14.46

Net investment income(a)	0.12		0.19		0.13		0.13		0.24		0.22
Net realized and unrealized gain (loss)	1.25		(2.89)		1.95		1.73		2.57		(1.19)

Net increase (decrease) from investment operations	1.37		(2.70)		2.08		1.86		2.81		(0.97)

Distributions(b)
From net investment income		(0.11)	(0.07)		(0.79)		(0.15)		(0.25)		(0.24)
From net realized gain	—		(0.09)		(1.11)		(0.12)		(0.45)		(1.10)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.11)	(0.25)		(1.90)		(0.27)		(0.70)		(1.34)

Net asset value, end of period	$14.34		$13.08		$16.03		$15.85		$14.26		$12.15

Total Return(c)
Based on net asset value	10.50	%(d)	(16.91)%		13.19%		13.33%		23.15%		(6.87)%

Ratios to Average Net Assets(e)
Total expenses	1.18	%(f)	1.21%		1.27%		1.21%		1.02%		1.02%

Total expenses after fees waived and/or reimbursed	0.92	%(f)	0.93%		0.97%		0.99%		1.00%		1.00%

Net investment income	1.74	%(f)	1.40%		0.77%		0.91%		1.71%		1.55%

Supplemental Data
Net assets, end of period (000)	$4,893		$4,143		$3,687		$2,620		$5,541		$3,131

Portfolio turnover rate	18	%(g)	14	%(g)	3	%(g)	29	%(h)	42	%(i)	40	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.63		$18.02		$18.74		$17.22		$14.62		$18.04

Net investment income(a)	0.15		0.26		0.23		0.23		0.35		0.34
Net realized and unrealized gain (loss)	1.60		(3.33)		2.73		2.09		3.39		(1.65)

Net increase (decrease) from investment operations	1.75		(3.07)		2.96		2.32		3.74		(1.31)

Distributions(b)
From net investment income		(0.13)	(0.13)		(1.29)		(0.24)		(0.37)		(0.33)
From net realized gain	—		(0.11)		(2.39)		(0.56)		(0.77)		(1.78)
Return of capital	—		(0.08)		—		—		—		—

Total distributions		(0.13)	(0.32)		(3.68)		(0.80)		(1.14)		(2.11)

Net asset value, end of period	$16.25		$14.63		$18.02		$18.74		$17.22		$14.62

Total Return(c)
Based on net asset value	11.99	%(d)	(17.09)%		16.04%		13.98%		25.72%		(7.49)%

Ratios to Average Net Assets(e)
Total expenses	0.74	%(f)	0.76%		0.81%		0.77%		0.55%		0.55%

Total expenses after fees waived and/or reimbursed	0.47	%(f)	0.47%		0.52%		0.53%		0.55%		0.55%

Net investment income	1.99	%(f)	1.67%		1.13%		1.41%		2.10%		1.87%

Supplemental Data
Net assets, end of period (000)	$45,756		$41,098		$54,509		$59,328		$60,508		$48,056

Portfolio turnover rate	9	%(g)	13	%(g)	6	%(g)	39	%(h)	35	%(i)	39	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

114	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$12.65		$15.66		$16.71		$15.44		$13.22		$16.53

Net investment income(a)	0.12		0.19		0.16		0.17		0.27		0.27
Net realized and unrealized gain (loss)	1.38		(2.89)		2.45		1.87		3.06		(1.50)

Net increase (decrease) from investment operations	1.50		(2.70)		2.61		2.04		3.33		(1.23)

Distributions(b)
From net investment income		(0.12)	(0.13)		(1.26)		(0.21)		(0.34)		(0.30)
From net realized gain	—		(0.11)		(2.40)		(0.56)		(0.77)		(1.78)
Return of capital	—		(0.07)		—		—		—		—

Total distributions		(0.12)	(0.31)		(3.66)		(0.77)		(1.11)		(2.08)

Net asset value, end of period	$14.03		$12.65		$15.66		$16.71		$15.44		$13.22

Total Return(c)
Based on net asset value	11.86	%(d)	(17.32)%		15.84%		13.72%		25.29%		(7.70)%

Ratios to Average Net Assets(e)
Total expenses	0.99	%(f)	1.01%		1.06%		1.02%		0.80%		0.80%

Total expenses after fees waived and/or reimbursed	0.72	%(f)	0.72%		0.77%		0.78%		0.80%		0.80%

Net investment income	1.74	%(f)	1.43%		0.89%		1.14%		1.81%		1.66%

Supplemental Data
Net assets, end of period (000)	$130,393		$121,680		$153,955		$157,613		$173,103		$168,678

Portfolio turnover rate	9	%(g)	13	%(g)	6	%(g)	39	%(h)	35	%(i)	39	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Investor C

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.17		$17.56		$18.38		$16.89		$14.37		$17.77

Net investment income(a)	0.07		0.11		0.03		0.05		0.17		0.15
Net realized and unrealized gain (loss)	1.55		(3.25)		2.69		2.06		3.32		(1.62)

Net increase (decrease) from investment operations	1.62		(3.14)		2.72		2.11		3.49		(1.47)

Distributions(b)
From net investment income		(0.06)	(0.06)		(1.15)		(0.06)		(0.20)		(0.15)
From net realized gain	—		(0.11)		(2.39)		(0.56)		(0.77)		(1.78)
Return of capital	—		(0.08)		—		—		—		—

Total distributions		(0.06)	(0.25)		(3.54)		(0.62)		(0.97)		(1.93)

Net asset value, end of period	$15.73		$14.17		$17.56		$18.38		$16.89		$14.37

Total Return(c)
Based on net asset value	11.45	%(d)	(17.94)%		14.97%		12.80%		24.35%		(8.47)%

Ratios to Average Net Assets(e)
Total expenses	1.74	%(f)	1.76%		1.81%		1.77%		1.60%		1.60%

Total expenses after fees waived and/or reimbursed	1.47	%(f)	1.47%		1.52%		1.55%		1.60%		1.60%

Net investment income	0.99	%(f)	0.71%		0.15%		0.32%		1.05%		0.86%

Supplemental Data
Net assets, end of period (000)	$2,408		$2,210		$2,486		$2,325		$3,276		$2,541

Portfolio turnover rate	9	%(g)	13	%(g)	6	%(g)	39	%(h)	35	%(i)	39	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

116	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.76		$18.16		$18.85		$17.32		$14.70		$18.13

Net investment income(a)	0.17		0.29		0.29		0.26		0.41		0.38
Net realized and unrealized gain (loss)	1.63		(3.35)		2.75		2.11		3.38		(1.66)

Net increase (decrease) from investment operations	1.80		(3.06)		3.04		2.37		3.79		(1.28)

Distributions(b)
From net investment income		(0.15)	(0.15)		(1.34)		(0.28)		(0.40)		(0.37)
From net realized gain	—		(0.11)		(2.39)		(0.56)		(0.77)		(1.78)
Return of capital	—		(0.08)		—		—		—		—

Total distributions		(0.15)	(0.34)		(3.73)		(0.84)		(1.17)		(2.15)

Net asset value, end of period	$16.41		$14.76		$18.16		$18.85		$17.32		$14.70

Total Return(c)
Based on net asset value	12.22	%(d)	(16.90)%		16.38%		14.23%		25.96%		(7.31)%

Ratios to Average Net Assets(e)
Total expenses	0.49	%(f)	0.51%		0.56%		0.53%		0.35%		0.35%

Total expenses after fees waived and/or reimbursed	0.22	%(f)	0.22%		0.27%		0.29%		0.35%		0.35%

Net investment income	2.24	%(f)	1.87%		1.44%		1.58%		2.42%		2.09%

Supplemental Data
Net assets, end of period (000)	$67,593		$60,687		$85,150		$57,407		$47,987		$28,294

Portfolio turnover rate	9	%(g)	13	%(g)	6	%(g)	39	%(h)	35	%(i)	39	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	117

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Class R

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.35		$17.73		$18.51		$17.02		$14.48		$17.89

Net investment income(a)	0.12		0.19		0.14		0.16		0.28		0.25
Net realized and unrealized gain (loss)	1.57		(3.28)		2.70		2.06		3.34		(1.63)

Net increase (decrease) from investment operations	1.69		(3.09)		2.84		2.22		3.62		(1.38)

Distributions(b)
From net investment income		(0.10)	(0.10)		(1.23)		(0.17)		(0.31)		(0.25)
From net realized gain	—		(0.11)		(2.39)		(0.56)		(0.77)		(1.78)
Return of capital	—		(0.08)		—		—		—		—

Total distributions		(0.10)	(0.29)		(3.62)		(0.73)		(1.08)		(2.03)

Net asset value, end of period	$15.94		$14.35		$17.73		$18.51		$17.02		$14.48

Total Return(c)
Based on net asset value	11.79	%(d)	(17.48)%		15.55%		13.45%		25.10%		(7.92)%

Ratios to Average Net Assets(e)
Total expenses	1.19	%(f)	1.21%		1.26%		1.21%		1.01%		1.00%

Total expenses after fees waived and/or reimbursed	0.92	%(f)	0.92%		0.97%		0.98%		1.00%		1.00%

Net investment income	1.55	%(f)	1.28%		0.72%		0.96%		1.70%		1.41%

Supplemental Data
Net assets, end of period (000)	$5,811		$4,880		$4,977		$3,946		$4,005		$2,078

Portfolio turnover rate	9	%(g)	13	%(g)	6	%(g)	39	%(h)	35	%(i)	39	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

118	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.31		$17.81		$17.06		$15.31		$12.75		$15.41

Net investment income(a)	0.15		0.23		0.20		0.21		0.31		0.26
Net realized and unrealized gain (loss)	1.72		(3.36)		2.79		1.91		3.04		(1.47)

Net increase (decrease) from investment operations	1.87		(3.13)		2.99		2.12		3.35		(1.21)

Distributions(b)
From net investment income		(0.14)	(0.13)		(1.16)		(0.22)		(0.31)		(0.29)
From net realized gain	—		(0.15)		(1.08)		(0.15)		(0.48)		(1.16)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.14)	(0.37)		(2.24)		(0.37)		(0.79)		(1.45)

Net asset value, end of period	$16.04		$14.31		$17.81		$17.06		$15.31		$12.75

Total Return(c)
Based on net asset value	13.11	%(d)	(17.68)%		17.61%		14.31%		26.38%		(8.18)%

Ratios to Average Net Assets(e)
Total expenses	0.76	%(f)	0.78%		0.84%		0.82%		0.58%		0.58%

Total expenses after fees waived and/or reimbursed	0.49	%(f)	0.47%		0.51%		0.53%		0.56%		0.55%

Net investment income	2.02	%(f)	1.49%		1.07%		1.43%		2.13%		1.68%

Supplemental Data
Net assets, end of period (000)	$8,476		$6,317		$8,641		$7,491		$4,656		$2,967

Portfolio turnover rate	2	%(g)	16	%(g)	—	%(g)(h)	26	%(i)	49	%(j)	47	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)	Rounds to less than 1%.
(i)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.24		$17.75		$17.02		$15.27		$12.72		$15.40

Net investment income(a)	0.13		0.19		0.16		0.16		0.26		0.24
Net realized and unrealized gain (loss)	1.72		(3.35)		2.77		1.92		3.05		(1.50)

Net increase (decrease) from investment operations	1.85		(3.16)		2.93		2.08		3.31		(1.26)

Distributions(b)
From net investment income		(0.12)	(0.12)		(1.12)		(0.18)		(0.28)		(0.26)
From net realized gain	—		(0.15)		(1.08)		(0.15)		(0.48)		(1.16)
Return of capital	—		(0.08)		—		—		—		—

Total distributions		(0.12)	(0.35)		(2.20)		(0.33)		(0.76)		(1.42)

Net asset value, end of period	$15.97		$14.24		$17.75		$17.02		$15.27		$12.72

Total Return(c)
Based on net asset value	13.04	%(d)	(17.89)%		17.33%		14.03%		26.05%		(8.44)%

Ratios to Average Net Assets(e)
Total expenses	1.01	%(f)	1.03%		1.09%		1.05%		0.84%		0.83%

Total expenses after fees waived and/or reimbursed	0.74	%(f)	0.72%		0.76%		0.79%		0.81%		0.80%

Net investment income	1.75	%(f)	1.23%		0.84%		1.12%		1.82%		1.56%

Supplemental Data
Net assets, end of period (000)	$20,378		$17,896		$21,856		$17,996		$18,811		$17,742

Portfolio turnover rate	2	%(g)	16	%(g)	—	%(g)(h)	26	%(i)	49	%(j)	47	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)	Rounds to less than 1%.
(i)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

120	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Investor C

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$13.90		$17.42		$16.78		$15.04		$12.54		$15.20

Net investment income(a)	0.07		0.07		0.02		0.04		0.15		0.12
Net realized and unrealized gain (loss)	1.67		(3.28)		2.72		1.90		2.99		(1.47)

Net increase (decrease) from investment operations	1.74		(3.21)		2.74		1.94		3.14		(1.35)

Distributions(b)
From net investment income		(0.06)	(0.08)		(1.02)		(0.05)		(0.16)		(0.15)
From net realized gain	—		(0.15)		(1.08)		(0.15)		(0.48)		(1.16)
Return of capital	—		(0.08)		—		—		—		—

Total distributions		(0.06)	(0.31)		(2.10)		(0.20)		(0.64)		(1.31)

Net asset value, end of period	$15.58		$13.90		$17.42		$16.78		$15.04		$12.54

Total Return(c)
Based on net asset value	12.58	%(d)	(18.51)%		16.40%		13.16%		25.07%		(9.13)%

Ratios to Average Net Assets(e)
Total expenses	1.76	%(f)	1.78%		1.84%		1.81%		1.64%		1.63%

Total expenses after fees waived and/or reimbursed	1.49	%(f)	1.47%		1.51%		1.55%		1.61%		1.60%

Net investment income	0.98	%(f)	0.47%		0.08%		0.29%		1.04%		0.78%

Supplemental Data
Net assets, end of period (000)	$1,232		$1,284		$1,392		$1,129		$1,732		$1,535

Portfolio turnover rate	2	%(g)	16	%(g)	—	%(g)(h)	26	%(i)	49	%(j)	47	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)	Rounds to less than 1%.
(i)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.53		$18.05		$17.25		$15.48		$12.88		$15.57

Net investment income(a)	0.17		0.26		0.26		0.26		0.39		0.32
Net realized and unrealized gain (loss)	1.75		(3.39)		2.81		1.91		3.03		(1.52)

Net increase (decrease) from investment operations	1.92		(3.13)		3.07		2.17		3.42		(1.20)

Distributions(b)
From net investment income		(0.16)	(0.15)		(1.19)		(0.25)		(0.34)		(0.33)
From net realized gain	—		(0.15)		(1.08)		(0.15)		(0.48)		(1.16)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.16)	(0.39)		(2.27)		(0.40)		(0.82)		(1.49)

Net asset value, end of period	$16.29		$14.53		$18.05		$17.25		$15.48		$12.88

Total Return(c)
Based on net asset value	13.24	%(d)	(17.44)%		17.93%		14.54%		26.67%		(7.99)%

Ratios to Average Net Assets(e)
Total expenses	0.51	%(f)	0.53%		0.59%		0.57%		0.37%		0.38%

Total expenses after fees waived and/or reimbursed	0.24	%(f)	0.22%		0.26%		0.29%		0.34%		0.35%

Net investment income	2.25	%(f)	1.68%		1.35%		1.73%		2.60%		2.04%

Supplemental Data
Net assets, end of period (000)	$72,508		$60,100		$82,853		$56,683		$20,936		$4,471

Portfolio turnover rate	2	%(g)	16	%(g)	—	%(g)(h)	26	%(i)	49	%(j)	47	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)	Rounds to less than 1%.
(i)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

122	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Class R

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.17		$17.68		$16.97		$15.23		$12.69		$15.37

Net investment income(a)	0.12		0.17		0.12		0.13		0.24		0.21
Net realized and unrealized gain (loss)	1.70		(3.34)		2.77		1.90		3.03		(1.49)

Net increase (decrease) from investment operations	1.82		(3.17)		2.89		2.03		3.27		(1.28)

Distributions(b)
From net investment income		(0.11)	(0.11)		(1.10)		(0.14)		(0.25)		(0.24)
From net realized gain	—		(0.15)		(1.08)		(0.15)		(0.48)		(1.16)
Return of capital	—		(0.08)		—		—		—		—

Total distributions		(0.11)	(0.34)		(2.18)		(0.29)		(0.73)		(1.40)

Net asset value, end of period	$15.88		$14.17		$17.68		$16.97		$15.23		$12.69

Total Return(c)
Based on net asset value	12.88	%(d)	(18.03)%		17.10%		13.73%		25.83%		(8.63)%

Ratios to Average Net Assets(e)
Total expenses	1.21	%(f)	1.23%		1.29%		1.24%		1.04%		1.03%

Total expenses after fees waived and/or reimbursed	0.94	%(f)	0.92%		0.96%		0.99%		1.01%		1.00%

Net investment income	1.56	%(f)	1.17%		0.64%		0.87%		1.65%		1.38%

Supplemental Data
Net assets, end of period (000)	$5,711		$4,108		$2,989		$2,454		$4,104		$3,196

Portfolio turnover rate	2	%(g)	16	%(g)	—	%(g)(h)	26	%(i)	49	%(j)	47	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)	Rounds to less than 1%.
(i)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$18.25		$22.99		$22.78		$20.39		$17.13		$21.54

Net investment income(a)	0.17		0.28		0.26		0.24		0.41		0.36
Net realized and unrealized gain (loss)	2.31		(4.56)		3.83		2.67		4.09		(2.07)

Net increase (decrease) from investment operations	2.48		(4.28)		4.09		2.91		4.50		(1.71)

Distributions(b)
From net investment income		(0.16)	(0.20)		(1.69)		(0.26)		(0.42)		(0.42)
From net realized gain	—		(0.17)		(2.19)		(0.26)		(0.82)		(2.28)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.16)	(0.46)		(3.88)		(0.52)		(1.24)		(2.70)

Net asset value, end of period	$20.57		$18.25		$22.99		$22.78		$20.39		$17.13

Total Return(c)
Based on net asset value	13.63	%(d)	(18.71)%		18.15%		14.80%		26.38%		(8.27)%

Ratios to Average Net Assets(e)
Total expenses	0.77	%(f)	0.78%		0.84%		0.79%		0.56%		0.56%

Total expenses after fees waived and/or reimbursed	0.48	%(f)	0.49%		0.54%		0.54%		0.55%		0.55%

Net investment income	1.81	%(f)	1.45%		1.04%		1.24%		2.07%		1.68%

Supplemental Data
Net assets, end of period (000)	$18,213		$15,423		$21,290		$19,215		$16,870		$11,376

Portfolio turnover rate	4	%(g)	16	%(g)	1	%(g)	31	%(h)	42	%(i)	43	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

124	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$18.13		$22.87		$22.69		$20.31		$17.06		$21.47

Net investment income(a)	0.15		0.24		0.19		0.19		0.34		0.31
Net realized and unrealized gain (loss)	2.29		(4.54)		3.82		2.66		4.10		(2.07)

Net increase (decrease) from investment operations	2.44		(4.30)		4.01		2.85		4.44		(1.76)

Distributions(b)
From net investment income		(0.14)	(0.18)		(1.64)		(0.21)		(0.37)		(0.37)
From net realized gain	—		(0.17)		(2.19)		(0.26)		(0.82)		(2.28)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.14)	(0.44)		(3.83)		(0.47)		(1.19)		(2.65)

Net asset value, end of period	$20.43		$18.13		$22.87		$22.69		$20.31		$17.06

Total Return(c)
Based on net asset value	13.47	%(d)	(18.90)%		17.88%		14.50%		26.11%		(8.51)%

Ratios to Average Net Assets(e)
Total expenses	1.02	%(f)	1.03%		1.09%		1.04%		0.81%		0.81%

Total expenses after fees waived and/or reimbursed	0.73	%(f)	0.75%		0.79%		0.79%		0.80%		0.80%

Net investment income	1.56	%(f)	1.22%		0.78%		0.96%		1.76%		1.47%

Supplemental Data
Net assets, end of period (000)	$70,658		$64,526		$77,982		$73,608		$75,986		$70,181

Portfolio turnover rate	4	%(g)	16	%(g)	1	%(g)	31	%(h)	42	%(i)	43	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Investor C

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$17.70		$22.42		$22.36		$20.02		$16.86		$21.26

Net investment income(a)	0.08		0.09		0.01		0.04		0.20		0.14
Net realized and unrealized gain (loss)	2.23		(4.44)		3.75		2.62		4.02		(2.05)

Net increase (decrease) from investment operations	2.31		(4.35)		3.76		2.66		4.22		(1.91)

Distributions(b)
From net investment income		(0.08)	(0.11)		(1.51)		(0.06)		(0.24)		(0.21)
From net realized gain	—		(0.17)		(2.19)		(0.26)		(0.82)		(2.28)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.08)	(0.37)		(3.70)		(0.32)		(1.06)		(2.49)

Net asset value, end of period	$19.93		$17.70		$22.42		$22.36		$20.02		$16.86

Total Return(c)
Based on net asset value	13.03	%(d)	(19.50)%		17.00%		13.60%		25.10%		(9.25)%

Ratios to Average Net Assets(e)
Total expenses	1.77	%(f)	1.78%		1.84%		1.80%		1.61%		1.61%

Total expenses after fees waived and/or reimbursed	1.48	%(f)	1.50%		1.54%		1.55%		1.60%		1.60%

Net investment income	0.81	%(f)	0.47%		0.05%		0.19%		1.01%		0.68%

Supplemental Data
Net assets, end of period (000)	$1,845		$1,690		$2,002		$1,477		$1,774		$1,299

Portfolio turnover rate	4	%(g)	16	%(g)	1	%(g)	31	%(h)	42	%(i)	43	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

126	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$18.37		$23.10		$22.86		$20.46		$17.18		$21.59

Net investment income(a)	0.20		0.32		0.33		0.29		0.50		0.37
Net realized and unrealized gain (loss)	2.32		(4.56)		3.83		2.68		4.06		(2.05)

Net increase (decrease) from investment operations	2.52		(4.24)		4.16		2.97		4.56		(1.68)

Distributions(b)
From net investment income		(0.19)	(0.23)		(1.73)		(0.31)		(0.46)		(0.45)
From net realized gain	—		(0.17)		(2.19)		(0.26)		(0.82)		(2.28)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.19)	(0.49)		(3.92)		(0.57)		(1.28)		(2.73)

Net asset value, end of period	$20.70		$18.37		$23.10		$22.86		$20.46		$17.18

Total Return(c)
Based on net asset value	13.72	%(d)	(18.47)%		18.45%		15.07%		26.67%		(8.11)%

Ratios to Average Net Assets(e)
Total expenses	0.52	%(f)	0.53%		0.59%		0.55%		0.36%		0.36%

Total expenses after fees waived and/or reimbursed	0.23	%(f)	0.24%		0.29%		0.30%		0.35%		0.35%

Net investment income	2.04	%(f)	1.62%		1.34%		1.47%		2.54%		1.69%

Supplemental Data
Net assets, end of period (000)	$46,270		$42,971		$66,065		$35,574		$16,383		$4,504

Portfolio turnover rate	4	%(g)	16	%(g)	1	%(g)	31	%(h)	42	%(i)	43	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Class R

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$18.01		$22.74		$22.59		$20.23		$17.00		$21.42

Net investment income(a)	0.13		0.21		0.15		0.15		0.31		0.27
Net realized and unrealized gain (loss)	2.27		(4.52)		3.80		2.64		4.08		(2.08)

Net increase (decrease) from investment operations	2.40		(4.31)		3.95		2.79		4.39		(1.81)

Distributions(b)
From net investment income		(0.13)	(0.16)		(1.61)		(0.17)		(0.34)		(0.33)
From net realized gain	—		(0.17)		(2.19)		(0.26)		(0.82)		(2.28)
Return of capital	—		(0.09)		—		—		—		—

Total distributions		(0.13)	(0.42)		(3.80)		(0.43)		(1.16)		(2.61)

Net asset value, end of period	$20.28		$18.01		$22.74		$22.59		$20.23		$17.00

Total Return(c)
Based on net asset value	13.31	%(d)	(19.05)%		17.65%		14.23%		25.92%		(8.74)%

Ratios to Average Net Assets(e)
Total expenses	1.22	%(f)	1.23%		1.29%		1.24%		1.01%		1.01%

Total expenses after fees waived and/or reimbursed	0.93	%(f)	0.94%		0.99%		1.00%		1.00%		1.00%

Net investment income	1.36	%(f)	1.10%		0.60%		0.77%		1.57%		1.29%

Supplemental Data
Net assets, end of period (000)	$3,959		$3,302		$3,149		$2,647		$2,558		$1,620

Portfolio turnover rate	4	%(g)	16	%(g)	1	%(g)	31	%(h)	42	%(i)	43	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

128	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.99		$18.90		$17.94		$15.90		$13.19		$15.86

Net investment income(a)	0.15		0.22		0.20		0.20		0.32		0.26
Net realized and unrealized gain (loss)	1.92		(3.75)		3.07		2.18		3.16		(1.56)

Net increase (decrease) from investment operations	2.07		(3.53)		3.27		2.38		3.48		(1.30)

Distributions(b)
From net investment income		(0.14)	(0.14)		(1.24)		(0.21)		(0.31)		(0.29)
From net realized gain	—		(0.17)		(1.07)		(0.13)		(0.46)		(1.08)
Return of capital	—		(0.07)		—		—		—		—

Total distributions		(0.14)	(0.38)		(2.31)		(0.34)		(0.77)		(1.37)

Net asset value, end of period	$16.92		$14.99		$18.90		$17.94		$15.90		$13.19

Total Return(c)
Based on net asset value	13.81	%(d)	(18.75)%		18.43%		15.47%		26.48%		(8.43)%

Ratios to Average Net Assets(e)
Total expenses	0.78	%(f)	0.79%		0.87%		0.85%		0.59%		0.61%

Total expenses after fees waived and/or reimbursed	0.49	%(f)	0.50%		0.54%		0.54%		0.54%		0.55%

Net investment income	1.93	%(f)	1.40%		0.99%		1.30%		2.14%		1.65%

Supplemental Data
Net assets, end of period (000)	$7,949		$6,014		$7,814		$6,308		$3,461		$1,748

Portfolio turnover rate	2	%(g)	27	%(g)	2	%(g)	23	%(h)	54	%(i)	57	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.88		$18.78		$17.85		$15.82		$13.13		$15.81

Net investment income(a)	0.13		0.18		0.15		0.16		0.27		0.24
Net realized and unrealized gain (loss)	1.90		(3.72)		3.06		2.17		3.15		(1.57)

Net increase (decrease) from investment operations	2.03		(3.54)		3.21		2.33		3.42		(1.33)

Distributions(b)
From net investment income		(0.12)	(0.12)		(1.21)		(0.17)		(0.27)		(0.27)
From net realized gain	—		(0.17)		(1.07)		(0.13)		(0.46)		(1.08)
Return of capital	—		(0.07)		—		—		—		—

Total distributions		(0.12)	(0.36)		(2.28)		(0.30)		(0.73)		(1.35)

Net asset value, end of period	$16.79		$14.88		$18.78		$17.85		$15.82		$13.13

Total Return(c)
Based on net asset value	13.64	%(d)	(18.90)%		18.13%		15.17%		26.12%		(8.63)%

Ratios to Average Net Assets(e)
Total expenses	1.03	%(f)	1.04%		1.12%		1.09%		0.85%		0.86%

Total expenses after fees waived and/or reimbursed	0.74	%(f)	0.75%		0.79%		0.80%		0.80%		0.80%

Net investment income	1.68	%(f)	1.15%		0.75%		1.05%		1.81%		1.53%

Supplemental Data
Net assets, end of period (000)	$16,460		$14,873		$17,422		$15,871		$13,347		$11,583

Portfolio turnover rate	2	%(g)	27	%(g)	2	%(g)	23	%(h)	54	%(i)	57	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

130	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Investor C

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.53		$18.42		$17.59		$15.58		$12.95		$15.62

Net investment income(a)	0.07		0.07		(0.00	)(b)	0.04		0.16		0.12
Net realized and unrealized gain (loss)	1.85		(3.66)		3.00		2.15		3.10		(1.56)

Net increase (decrease) from investment operations	1.92		(3.59)		3.00		2.19		3.26		(1.44)

Distributions(c)
From net investment income		(0.06)	(0.06)			(1.10)	(0.05)		(0.17)		(0.15)
From net realized gain	—		(0.17)			(1.07)	(0.13)		(0.46)		(1.08)
Return of capital	—		(0.07)		—		—		—		—

Total distributions		(0.06)	(0.30)			(2.17)	(0.18)		(0.63)		(1.23)

Net asset value, end of period	$16.39		$14.53		$18.42		$17.59		$15.58		$12.95

Total Return(d)
Based on net asset value	13.22	%(e)	(19.53)%			17.19%	14.32%		25.17%		(9.36)%

Ratios to Average Net Assets(f)
Total expenses	1.78	%(g)	1.79%			1.87%	1.84%		1.65%		1.66%

Total expenses after fees waived and/or reimbursed	1.49	%(g)	1.50%			1.54%	1.56%		1.60%		1.60%

Net investment income	0.93	%(g)	0.45%			(0.00)%	0.27%		1.08%		0.75%

Supplemental Data
Net assets, end of period (000)	$1,336		$1,341		$1,340		$1,071		$1,212		$862

Portfolio turnover rate	2	%(h)	27	%(h)	2	%(h)	23	%(i)	54	%(j)	57	%(j)

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$15.27		$19.21		$18.19		$16.12		$13.36		$16.06

Net investment income(a)	0.18		0.25		0.26		0.25		0.40		0.32
Net realized and unrealized gain (loss)	1.95		(3.79)		3.11		2.20		3.16		(1.60)

Net increase (decrease) from investment operations	2.13		(3.54)		3.37		2.45		3.56		(1.28)

Distributions(b)
From net investment income		(0.16)	(0.16)		(1.28)		(0.25)		(0.34)		(0.34)
From net realized gain	—		(0.17)		(1.07)		(0.13)		(0.46)		(1.08)
Return of capital	—		(0.07)		—		—		—		—

Total distributions		(0.16)	(0.40)		(2.35)		(0.38)		(0.80)		(1.42)

Net asset value, end of period	$17.24		$15.27		$19.21		$18.19		$16.12		$13.36

Total Return(c)
Based on net asset value	13.94	%(d)	(18.49)%		18.72%		15.69%		26.75%		(8.21)%

Ratios to Average Net Assets(e)
Total expenses	0.53	%(f)	0.54%		0.62%		0.60%		0.39%		0.41%

Total expenses after fees waived and/or reimbursed	0.24	%(f)	0.25%		0.29%		0.30%		0.34%		0.35%

Net investment income	2.18	%(f)	1.57%		1.28%		1.58%		2.58%		1.99%

Supplemental Data
Net assets, end of period (000)	$49,191		$37,439		$53,041		$30,189		$7,240		$1,920

Portfolio turnover rate	2	%(g)	27	%(g)	2	%(g)	23	%(h)	54	%(i)	57	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

132	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Class R

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.81		$18.72		$17.82		$15.78		$13.11		$15.80

Net investment income(a)	0.12		0.16		0.12		0.13		0.24		0.21
Net realized and unrealized gain (loss)	1.89		(3.72)		3.03		2.17		3.15		(1.58)

Net increase (decrease) from investment operations	2.01		(3.56)		3.15		2.30		3.39		(1.37)

Distributions(b)
From net investment income		(0.11)	(0.11)		(1.18)		(0.13)		(0.26)		(0.24)
From net realized gain	—		(0.17)		(1.07)		(0.13)		(0.46)		(1.08)
Return of capital	—		(0.07)		—		—		—		—

Total distributions		(0.11)	(0.35)		(2.25)		(0.26)		(0.72)		(1.32)

Net asset value, end of period	$16.71		$14.81		$18.72		$17.82		$15.78		$13.11

Total Return(c)
Based on net asset value	13.55	%(d)	(19.09)%		17.83%		14.96%		25.89%		(8.87)%

Ratios to Average Net Assets(e)
Total expenses	1.23	%(f)	1.24%		1.32%		1.28%		1.04%		1.06%

Total expenses after fees waived and/or reimbursed	0.94	%(f)	0.95%		0.99%		1.00%		1.00%		1.00%

Net investment income	1.48	%(f)	1.05%		0.59%		0.85%		1.59%		1.34%

Supplemental Data
Net assets, end of period (000)	$3,303		$2,464		$2,204		$1,306		$2,088		$859

Portfolio turnover rate	2	%(g)	27	%(g)	2	%(g)	23	%(h)	54	%(i)	57	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.11		$13.93		$12.85		$11.47		$9.34		$11.02

Net investment income(a)	0.12		0.18		0.16		0.16		0.26		0.19
Net realized and unrealized gain (loss)	1.42		(2.77)		2.17		1.44		2.20		(1.13)

Net increase (decrease) from investment operations	1.54		(2.59)		2.33		1.60		2.46		(0.94)

Distributions(b)
From net investment income		(0.11)	(0.09)		(0.73)		(0.17)			(0.21)	(0.24)
From net realized gain	—		(0.09)		(0.52)		(0.05)			(0.12)	(0.50)
Return of capital	—		(0.05)		—		—		—		—

Total distributions		(0.11)	(0.23)		(1.25)		(0.22)			(0.33)	(0.74)

Net asset value, end of period	$12.54		$11.11		$13.93		$12.85		$11.47		$9.34

Total Return(c)
Based on net asset value	13.84	%(d)	(18.64)%		18.14%		14.34%		26.47	%(e)	(8.64)%

Ratios to Average Net Assets(f)
Total expenses	0.88	%(g)	0.91%		1.05%		1.12%			0.92%	1.10%

Total expenses after fees waived and/or reimbursed	0.48	%(g)	0.49%		0.52%		0.52%			0.54%	0.55%

Net investment income	2.09	%(g)	1.54%		1.09%		1.40%			2.39%	1.73%

Supplemental Data
Net assets, end of period (000)	$2,789		$1,596		$1,314		$1,197		$237		$19

Portfolio turnover rate	3	%(h)	37	%(h)	5	%(h)	18	%(i)	44	%(j)	58	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.36%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

134	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.07		$13.91		$12.84		$11.46		$9.33		$11.02

Net investment income(a)	0.10		0.15		0.12		0.12		0.23		0.17
Net realized and unrealized gain (loss)	1.42		(2.77)		2.17		1.45		2.21		(1.13)

Net increase (decrease) from investment operations	1.52		(2.62)		2.29		1.57		2.44		(0.96)

Distributions(b)
From net investment income		(0.09)	(0.08)		(0.70)		(0.14)			(0.19)	(0.23)
From net realized gain	—		(0.09)		(0.52)		(0.05)			(0.12)	(0.50)
Return of capital	—		(0.05)		—		—		—		—

Total distributions		(0.09)	(0.22)		(1.22)		(0.19)			(0.31)	(0.73)

Net asset value, end of period	$12.50		$11.07		$13.91		$12.84		$11.46		$9.33

Total Return(c)
Based on net asset value	13.75	%(d)	(18.88)%		17.87%		14.03%		26.20	%(e)	(8.90)%

Ratios to Average Net Assets(f)
Total expenses	1.13	%(g)	1.15%		1.30%		1.36%			1.17%	1.36%

Total expenses after fees waived and/or reimbursed	0.73	%(g)	0.74%		0.77%		0.80%			0.79%	0.80%

Net investment income	1.79	%(g)	1.31%		0.84%		1.14%			2.11%	1.61%

Supplemental Data
Net assets, end of period (000)	$1,977		$1,562		$1,054		$580		$390		$75

Portfolio turnover rate	3	%(h)	37	%(h)	5	%(h)	18	%(i)	44	%(j)	58	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.09%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	135

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Investor C

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$10.99		$13.86		$12.83		$11.45		$9.34		$11.02

Net investment income(a)	0.06		0.06		0.02		0.04		0.11		0.08
Net realized and unrealized gain (loss)	1.41		(2.75)		2.16		1.45		2.23		(1.13)

Net increase (decrease) from investment operations	1.47		(2.69)		2.18		1.49		2.34		(1.05)

Distributions(b)
From net investment income		(0.05)	(0.04)		(0.63)		(0.06)			(0.11)	(0.13)
From net realized gain	—		(0.09)		(0.52)		(0.05)			(0.12)	(0.50)
Return of capital	—		(0.05)		—		—		—		—

Total distributions		(0.05)	(0.18)		(1.15)		(0.11)			(0.23)	(0.63)

Net asset value, end of period	$12.41		$10.99		$13.86		$12.83		$11.45		$9.34

Total Return(c)
Based on net asset value	13.40	%(d)	(19.48)%		16.98%		13.16%		25.09	%(e)	(9.60)%

Ratios to Average Net Assets(f)
Total expenses	1.88	%(g)	1.90%		2.05%		2.11%			2.03%	2.16%

Total expenses after fees waived and/or reimbursed	1.48	%(g)	1.49%		1.51%		1.55%			1.61%	1.60%

Net investment income	1.04	%(g)	0.51%		0.11%		0.38%			1.07%	0.71%

Supplemental Data
Net assets, end of period (000)	$140		$100		$96		$45		$33		$25

Portfolio turnover rate	3	%(h)	37	%(h)	5	%(h)	18	%(i)	44	%(j)	58	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

136	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.13		$13.95		$12.87		$11.48		$9.34		$11.02

Net investment income(a)	0.13		0.18		0.19		0.18		0.26		0.22
Net realized and unrealized gain (loss)	1.44		(2.75)		2.17		1.45		2.23		(1.13)

Net increase (decrease) from investment operations	1.57		(2.57)		2.36		1.63		2.49		(0.91)

Distributions(b)
From net investment income		(0.12)	(0.11)		(0.76)		(0.19)			(0.23)	(0.27)
From net realized gain	—		(0.09)		(0.52)		(0.05)			(0.12)	(0.50)
Return of capital	—		(0.05)		—		—		—		—

Total distributions		(0.12)	(0.25)		(1.28)		(0.24)			(0.35)	(0.77)

Net asset value, end of period	$12.58		$11.13		$13.95		$12.87		$11.48		$9.34

Total Return(c)
Based on net asset value	14.11	%(d)	(18.51)%		18.43%		14.62%		26.74	%(e)	(8.45)%

Ratios to Average Net Assets(f)
Total expenses	0.63	%(g)	0.65%		0.80%		0.87%			0.77%	0.90%

Total expenses after fees waived and/or reimbursed	0.23	%(g)	0.24%		0.27%		0.29%			0.36%	0.35%

Net investment income	2.28	%(g)	1.56%		1.34%		1.62%			2.40%	1.96%

Supplemental Data
Net assets, end of period (000)	$15,002		$11,524		$17,030		$8,747		$3,384		$1,862

Portfolio turnover rate	3	%(h)	37	%(h)	5	%(h)	18	%(i)	44	%(j)	58	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.64%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	137

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Class R

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$11.06		$13.91		$12.85		$11.46		$9.34		$11.02

Net investment income(a)	0.09		0.14		0.09		0.10		0.40		0.15
Net realized and unrealized gain (loss)	1.42		(2.78)		2.17		1.45		2.02		(1.13)

Net increase (decrease) from investment operations	1.51		(2.64)		2.26		1.55		2.42		(0.98)

Distributions(b)
From net investment income		(0.08)	(0.07)		(0.68)		(0.11)			(0.18)	(0.20)
From net realized gain	—		(0.09)		(0.52)		(0.05)			(0.12)	(0.50)
Return of capital	—		(0.05)		—		—		—		—

Total distributions		(0.08)	(0.21)		(1.20)		(0.16)			(0.30)	(0.70)

Net asset value, end of period	$12.49		$11.06		$13.91		$12.85		$11.46		$9.34

Total Return(c)
Based on net asset value	13.67	%(d)	(19.04)%		17.63%		13.84%		25.92	%(e)	(9.05)%

Ratios to Average Net Assets(f)
Total expenses	1.33	%(g)	1.36%		1.50%		1.56%			1.37%	1.55%

Total expenses after fees waived and/or reimbursed	0.93	%(g)	0.94%		0.97%		0.98%			0.99%	1.00%

Net investment income	1.59	%(g)	1.19%		0.66%		0.89%			3.67%	1.30%

Supplemental Data
Net assets, end of period (000)	$1,696		$1,247		$817		$359		$185		$19

Portfolio turnover rate	3	%(h)	37	%(h)	5	%(h)	18	%(i)	44	%(j)	58	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 25.81%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

138	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund

	Institutional

	Six Months Ended								Period from
	06/30/23		Year Ended		Year Ended		Year Ended		10/30/19	(a)
	(unaudited)		12/31/22		12/31/21		12/31/20		to 12/31/19

Net asset value, beginning of period	$10.07		$12.67		$11.74		$10.47		$10.00

Net investment income(b)	0.11		0.16		0.14		0.13		0.07
Net realized and unrealized gain (loss)	1.30		(2.50)		2.02		1.30		0.47

Net increase (decrease) from investment operations	1.41		(2.34)		2.16		1.43		0.54

Distributions(c)
From net investment income		(0.10)	(0.11)		(0.78)		(0.16)			(0.07)
From net realized gain	—		(0.10)		(0.45)		—		—
Return of capital	—		(0.05)		—		—		—

Total distributions		(0.10)	(0.26)		(1.23)		(0.16)			(0.07)

Net asset value, end of period	$11.38		$10.07		$12.67		$11.74		$10.47

Total Return(d)
Based on net asset value	13.98	%(e)	(18.55)%		18.43%		13.99%		5.36	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.11	%(g)	1.20%		1.47%		1.23%		0.83	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.48	%(g)	0.48%		0.53%		0.54%		0.56	%(g)

Net investment income	2.02	%(g)	1.54%		1.09%		1.34%		4.23	%(g)

Supplemental Data
Net assets, end of period (000)	$871		$604		$596		$486		$419

Portfolio turnover rate	4	%(i)	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.14%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	139

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Investor A

	Six Months Ended								Period from
	06/30/23		Year Ended		Year Ended		Year Ended		10/30/19	(a)
	(unaudited)		12/31/22		12/31/21		12/31/20		to 12/31/19

Net asset value, beginning of period	$10.05		$12.66		$11.74		$10.47		$10.00

Net investment income(b)	0.09		0.14		0.11		0.11		0.07
Net realized and unrealized gain (loss)	1.29		(2.50)		2.02		1.30		0.46

Net increase (decrease) from investment operations	1.38		(2.36)		2.13		1.41		0.53

Distributions(c)
From net investment income		(0.08)	(0.10)		(0.76)		(0.14)			(0.06)
From net realized gain	—		(0.10)		(0.45)		—		—
Return of capital	—		(0.05)		—		—		—

Total distributions		(0.08)	(0.25)		(1.21)		(0.14)			(0.06)

Net asset value, end of period	$11.35		$10.05		$12.66		$11.74		$10.47

Total Return(d)
Based on net asset value	13.78	%(e)	(18.71)%		18.13%		13.70%		5.32	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.37	%(g)	1.44%		1.72%		1.48%		1.08	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.73	%(g)	0.72%		0.78%		0.79%		0.81	%(g)

Net investment income	1.75	%(g)	1.35%		0.85%		1.10%		3.98	%(g)

Supplemental Data
Net assets, end of period (000)	$1,233		$868		$722		$501		$419

Portfolio turnover rate	4	%(i)	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.39%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

140	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Investor C

	Six Months Ended								Period from
	06/30/23		Year Ended		Year Ended		Year Ended		10/30/19	(a)
	(unaudited)		12/31/22		12/31/21		12/31/20		to 12/31/19

Net asset value, beginning of period	$9.99		$12.64		$11.74		$10.47		$10.00

Net investment income(b)	0.05		0.06		0.01		0.03		0.05
Net realized and unrealized gain (loss)	1.29		(2.50)		2.02		1.30		0.47

Net increase (decrease) from investment operations	1.34		(2.44)		2.03		1.33		0.52

Distributions(c)
From net investment income		(0.05)	(0.06)		(0.68)		(0.06)			(0.05)
From net realized gain	—		(0.10)		(0.45)		—		—
Return of capital	—		(0.05)		—		—		—

Total distributions		(0.05)	(0.21)		(1.13)		(0.06)			(0.05)

Net asset value, end of period	$11.28		$9.99		$12.64		$11.74		$10.47

Total Return(d)
Based on net asset value	13.38	%(e)	(19.38)%		17.30%		12.83%		5.18	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.11	%(g)	2.20%		2.47%		2.24%		1.88	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.48	%(g)	1.48%		1.53%		1.55%		1.61	%(g)

Net investment income	1.00	%(g)	0.59%		0.08%		0.33%		3.13	%(g)

Supplemental Data
Net assets, end of period (000)	$705		$553		$528		$470		$419

Portfolio turnover rate	4	%(i)	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 3.19%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	141

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Class K

	Six Months Ended								Period from
	06/30/23		Year Ended		Year Ended		Year Ended		10/30/19	(a)
	(unaudited)		12/31/22		12/31/21		12/31/20		to 12/31/19

Net asset value, beginning of period	$10.08		$12.67		$11.74		$10.48		$10.00

Net investment income(b)	0.12		0.18		0.18		0.16		0.08
Net realized and unrealized gain (loss)	1.31		(2.49)		2.01		1.29		0.47

Net increase (decrease) from investment operations	1.43		(2.31)		2.19		1.45		0.55

Distributions(c)
From net investment income		(0.11)	(0.13)		(0.81)		(0.19)			(0.07)
From net realized gain	—		(0.10)		(0.45)		—		—
Return of capital	—		(0.05)		—		—		—

Total distributions		(0.11)	(0.28)		(1.26)		(0.19)			(0.07)

Net asset value, end of period	$11.40		$10.08		$12.67		$11.74		$10.48

Total Return(d)
Based on net asset value	14.18	%(e)	(18.37)%		18.72%		14.15%		5.49	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.87	%(g)	0.95%		1.22%		0.99%		0.63	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.23	%(g)	0.22%		0.28%		0.30%		0.36	%(g)

Net investment income	2.24	%(g)	1.72%		1.35%		1.59%		4.43	%(g)

Supplemental Data
Net assets, end of period (000)	$4,655		$3,655		$4,242		$2,969		$2,514

Portfolio turnover rate	4	%(i)	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 1.94%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

142	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Class R

	Six Months Ended								Period from
	06/30/23		Year Ended		Year Ended		Year Ended		10/30/19	(a)
	(unaudited)		12/31/22		12/31/21		12/31/20		to 12/31/19

Net asset value, beginning of period	$10.03		$12.65		$11.74		$10.47		$10.00

Net investment income(b)	0.08		0.11		0.08		0.09		0.07
Net realized and unrealized gain (loss)	1.30		(2.49)		2.01		1.30		0.46

Net increase (decrease) from investment operations	1.38		(2.38)		2.09		1.39		0.53

Distributions(c)
From net investment income		(0.07)	(0.09)		(0.73)		(0.12)			(0.06)
From net realized gain	—		(0.10)		(0.45)		—		—
Return of capital	—		(0.05)		—		—		—

Total distributions		(0.07)	(0.24)		(1.18)		(0.12)			(0.06)

Net asset value, end of period	$11.34		$10.03		$12.65		$11.74		$10.47

Total Return(d)
Based on net asset value	13.79	%(e)	(18.92)%		17.86%		13.47%		5.28	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.57	%(g)	1.65%		1.92%		1.68%		1.28	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.93	%(g)	0.93%		0.98%		0.99%		1.01	%(g)

Net investment income	1.54	%(g)	1.05%		0.63%		0.89%		3.78	%(g)

Supplemental Data
Net assets, end of period (000)	$517		$445		$509		$470		$419

Portfolio turnover rate	4	%(i)	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.59%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	143

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock LifePath® Dynamic Retirement Fund	LifePath Dynamic Retirement Fund	Diversified
BlackRock LifePath® Dynamic 2025 Fund	LifePath Dynamic 2025 Fund	Diversified
BlackRock LifePath® Dynamic 2030 Fund	LifePath Dynamic 2030 Fund	Diversified
BlackRock LifePath® Dynamic 2035 Fund	LifePath Dynamic 2035 Fund	Diversified
BlackRock LifePath® Dynamic 2040 Fund	LifePath Dynamic 2040 Fund	Diversified
BlackRock LifePath® Dynamic 2045 Fund	LifePath Dynamic 2045 Fund	Diversified
BlackRock LifePath® Dynamic 2050 Fund	LifePath Dynamic 2050 Fund	Diversified
BlackRock LifePath® Dynamic 2055 Fund	LifePath Dynamic 2055 Fund	Diversified
BlackRock LifePath® Dynamic 2060 Fund	LifePath Dynamic 2060 Fund	Diversified
BlackRock LifePath® Dynamic 2065 Fund	LifePath Dynamic 2065 Fund	Diversified

As of period end, the investment of LifePath Dynamic Retirement Fund, LifePath Dynamic 2025 Fund, LifePath Dynamic 2030 Fund, LifePath Dynamic 2035 Fund, LifePath Dynamic 2040 Fund, LifePath Dynamic 2045 Fund, LifePath Dynamic 2050 Fund, LifePath Dynamic 2055 Fund, LifePath Dynamic 2060 Fund and LifePath Dynamic 2065 Fund in the Diversified Equity Master Portfolio represented 23.7%, 26.9%, 33.8%, 41.3%, 49.4%, 51.9%, 57.4%, 54.3%, 50.9% and 52.4% respectively, of net assets. As such, financial statements of the Diversified Equity Master Portfolio including the Schedules of Investments, should be read in conjunction with each respective Fund’s financial statements. Diversified Equity Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds. The Funds may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a Fund’s investment in each of Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio and International Tilts Master Portfolio reflects that Fund’s proportionate interest in the net assets of that master portfolio. As of period end, the Funds held interests in Underlying Master Portfolios as follows:

Fund Name	Diversified Equity Master Portfolio	Advantage CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio

LifePath Dynamic Retirement Fund	5.1%	2.0%	5.5%
LifePath Dynamic 2025 Fund	2.4	—	2.4
LifePath Dynamic 2030 Fund	9.3	—	10.6
LifePath Dynamic 2035 Fund	5.5	—	5.2
LifePath Dynamic 2040 Fund	13.1	—	13.3
LifePath Dynamic 2045 Fund	5.9	—	5.5
LifePath Dynamic 2050 Fund	8.5	—	8.3
LifePath Dynamic 2055 Fund	4.5	—	4.0
LifePath Dynamic 2060 Fund	1.2	—	1.0
LifePath Dynamic 2065 Fund	0.4	—	0.3

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

144	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Each Fund records daily its proportionate share of Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolios’ income, expenses and realized and unrealized gains and losses.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Distributions from net investment income are declared quarterly and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of each Fund (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Notes to Financial Statements (unaudited) (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	The Funds record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or

146	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net Amount
LifePath Dynamic Fund Name/Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)

LifePath Dynamic Retirement Fund
Goldman Sachs & Co. LLC	$2,884,122	$(2,884,122)	$—		$—

LifePath Dynamic 2025 Fund
Barclays Bank PLC	$6,381,866	$(6,381,866)	$—		$—
Goldman Sachs & Co. LLC	1,380,132	(1,380,132)	—		—

	$7,761,998	$(7,761,998)	$—		$—

LifePath Dynamic 2030 Fund
Goldman Sachs & Co. LLC	$1,374,234	$(1,374,234)	$—		$—
J.P. Morgan Securities LLC	441,242	(441,242)	—		—
Jefferies LLC	76,674	(76,674)	—		—
Toronto-Dominion Bank	75,698	(75,698)	—		—

	$1,967,848	$(1,967,848)	$—		$—

LifePath Dynamic 2035 Fund
Barclays Bank PLC	$7,027,586	$(7,027,586)	$—		$—

LifePath Dynamic 2040 Fund
Goldman Sachs & Co. LLC	$4,311,438	$(4,311,438)	$—		$—
J.P. Morgan Securities LLC	7,549,440	(7,549,440)	—		—

	$11,860,878	$(11,860,878)	$—		$—

LifePath Dynamic 2045 Fund
Barclays Bank PLC	$2,356,878	$(2,356,878)	$—		$—
Virtu Americas LLC	1,157,098	(1,157,098)	—		—

	$3,513,976	$(3,513,976)	$—		$—

LifePath Dynamic 2050 Fund
Goldman Sachs & Co. LLC	$3,220,308	$(3,220,308)	$—		$—

LifePath Dynamic 2055 Fund
Barclays Bank PLC	$122,364	$(122,364)	$—		$—

LifePath Dynamic 2060 Fund
Citigroup Global Markets, Inc.	$78,279	$(78,279)	$—		$—
Credit Suisse Securities (USA) LLC	149,495	(149,495)	—		—
Morgan Stanley	474,010	(474,010)	—		—

	$701,784	$(701,784)	$—		$—

LifePath Dynamic 2065 Fund
BNP Paribas SA	$30,740	$(30,740)	$—		$—
Citigroup Global Markets, Inc.	64,795	(64,795)	—		—
Credit Suisse Securities (USA) LLC	41,253	(41,253)	—		—
J.P. Morgan Securities LLC	200,532	(200,532)	—		—
Morgan Stanley	192,060	(192,060)	—		—

	$529,380	$(529,380)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Notes to Financial Statements (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

148	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.30% of the average daily value of each Fund’s net assets.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser for services it provides for that portion of each Fund for which BIL and BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

LifePath Dynamic Retirement Fund	$144,607	$7,831	$12,648	$165,086
LifePath Dynamic 2025 Fund	22,741	8,571	11,012	42,324
LifePath Dynamic 2030 Fund	166,626	10,564	14,530	191,720
LifePath Dynamic 2035 Fund	31,905	15,113	11,464	58,482
LifePath Dynamic 2040 Fund	158,053	11,255	13,485	182,793
LifePath Dynamic 2045 Fund	24,078	6,080	12,578	42,736
LifePath Dynamic 2050 Fund	84,365	8,621	8,944	101,930
LifePath Dynamic 2055 Fund	19,548	6,472	7,157	33,177
LifePath Dynamic 2060 Fund	2,233	613	3,664	6,510
LifePath Dynamic 2065 Fund	1,259	3,133	1,192	5,584

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed

N O T E S T O F I N A N C I A L S T A T E M E N T S	149

Notes to Financial Statements (unaudited) (continued)

to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administrative services an annual fee of 0.29% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor C Shares, 0.04% of the average daily net assets of Class K Shares and 0.24% of the average daily net assets of Class R Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the six months ended June 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

LifePath Dynamic Retirement Fund	$50,923	$167,745	$2,271	$9,386	$6,071	$236,396
LifePath Dynamic 2025 Fund	9,948	26,380	2,486	10,271	5,285	54,370
LifePath Dynamic 2030 Fund	60,948	193,286	3,064	14,890	6,974	279,162
LifePath Dynamic 2035 Fund	16,900	37,010	4,383	15,023	5,502	78,818
LifePath Dynamic 2040 Fund	62,592	183,341	3,264	13,200	6,473	268,870
LifePath Dynamic 2045 Fund	10,467	27,931	1,763	13,410	6,038	59,609
LifePath Dynamic 2050 Fund	24,139	97,864	2,500	9,280	4,293	138,076
LifePath Dynamic 2055 Fund	9,931	22,676	1,877	8,655	3,435	46,574
LifePath Dynamic 2060 Fund	3,091	2,590	178	2,676	1,759	10,294
LifePath Dynamic 2065 Fund	1,046	1,461	909	863	572	4,851

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

Other Fees: For the six months ended June 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

LifePath Dynamic Retirement Fund	$316
LifePath Dynamic 2025 Fund	80
LifePath Dynamic 2030 Fund	398
LifePath Dynamic 2035 Fund	506
LifePath Dynamic 2040 Fund	236
LifePath Dynamic 2045 Fund	331
LifePath Dynamic 2050 Fund	328
LifePath Dynamic 2055 Fund	782
LifePath Dynamic 2060 Fund	227
LifePath Dynamic 2065 Fund	633

For the six months ended June 30, 2023, affiliates received CDSCs as follows:

Fund Name	Investor C

LifePath Dynamic Retirement Fund	$86
LifePath Dynamic 2025 Fund	32
LifePath Dynamic 2030 Fund	279
LifePath Dynamic 2035 Fund	51
LifePath Dynamic 2045 Fund	883
LifePath Dynamic 2050 Fund	200
LifePath Dynamic 2060 Fund	47
LifePath Dynamic 2065 Fund	103

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$4,049
LifePath Dynamic 2025 Fund	2,909
LifePath Dynamic 2030 Fund	3,046
LifePath Dynamic 2035 Fund	3,799

150	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic 2040 Fund	$4,089
LifePath Dynamic 2045 Fund	3,567
LifePath Dynamic 2050 Fund	1,499
LifePath Dynamic 2055 Fund	2,591
LifePath Dynamic 2060 Fund	931
LifePath Dynamic 2065 Fund	378

The Manager and the Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

LifePath Dynamic Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$229,865
LifePath Dynamic 2025 Fund	85,130
LifePath Dynamic 2030 Fund	303,536
LifePath Dynamic 2035 Fund	139,919
LifePath Dynamic 2040 Fund	305,360
LifePath Dynamic 2045 Fund	118,248
LifePath Dynamic 2050 Fund	178,789
LifePath Dynamic 2055 Fund	86,413
LifePath Dynamic 2060 Fund	22,715
LifePath Dynamic 2065 Fund	8,412

The fees and expenses of the Trust’s Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Each of the Manager and the Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the investment advisory fees paid by the Funds in an amount equal to these independent expenses through June 30, 2033. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$14,615
LifePath Dynamic 2025 Fund	14,033
LifePath Dynamic 2030 Fund	14,857
LifePath Dynamic 2035 Fund	14,238
LifePath Dynamic 2040 Fund	14,736
LifePath Dynamic 2045 Fund	14,172
LifePath Dynamic 2050 Fund	14,300
LifePath Dynamic 2055 Fund	13,985
LifePath Dynamic 2060 Fund	13,726
LifePath Dynamic 2065 Fund	13,900

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	151

Notes to Financial Statements (unaudited) (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2023, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts

LifePath Dynamic Retirement Fund	$1,515
LifePath Dynamic 2025 Fund	702
LifePath Dynamic 2030 Fund	3,891
LifePath Dynamic 2035 Fund	1,992
LifePath Dynamic 2040 Fund	5,068
LifePath Dynamic 2045 Fund	1,925
LifePath Dynamic 2050 Fund	1,628
LifePath Dynamic 2055 Fund	337
LifePath Dynamic 2060 Fund	957
LifePath Dynamic 2065 Fund	272

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments in the Underlying Funds and the Underlying Master Portfolios, excluding short-term securities, were as follows:

LifePath Dynamic Fund Name	Purchases	Sales

LifePath Dynamic Retirement Fund	$79,344,205	$81,192,793
LifePath Dynamic 2025 Fund	35,305,181	35,006,424
LifePath Dynamic 2030 Fund	75,540,095	84,581,843
LifePath Dynamic 2035 Fund	23,047,036	20,577,741
LifePath Dynamic 2040 Fund	20,302,965	20,534,949
LifePath Dynamic 2045 Fund	4,196,798	2,041,798
LifePath Dynamic 2050 Fund	5,740,913	6,521,347
LifePath Dynamic 2055 Fund	4,013,321	1,378,669
LifePath Dynamic 2060 Fund	2,000,518	553,589
LifePath Dynamic 2065 Fund	724,001	235,646

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

152	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

As of December 31, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards (a)	Qualified Late-Year Losses (b)

LifePath Dynamic Retirement Fund	$(6,388,701)	$—
LifePath Dynamic 2025 Fund	(3,695,580)	(314,506)
LifePath Dynamic 2030 Fund	(3,803,396)	(1,414,201)
LifePath Dynamic 2035 Fund	(3,637,659)	(734,623)
LifePath Dynamic 2040 Fund	(69,991)	(1,830,356)
LifePath Dynamic 2045 Fund	(4,024,633)	(788,306)
LifePath Dynamic 2050 Fund	(4,273,814)	(1,180,177)
LifePath Dynamic 2055 Fund	(4,195,943)	(577,120)
LifePath Dynamic 2060 Fund	(1,514,578)	(138,449)
LifePath Dynamic 2065 Fund	(288,472)	(55,748)

(a)	Amounts available to offset future realized capital gains.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

LifePath Dynamic Retirement Fund	$131,954,280	$74,679,588	$(1,867,113)	$72,812,475
LifePath Dynamic 2025 Fund	89,432,034	4,773,133	(3,031,775)	1,741,358
LifePath Dynamic 2030 Fund	257,142,040	20,811,302	(16,642,699)	4,168,603
LifePath Dynamic 2035 Fund	125,451,305	11,341,842	(3,646,172)	7,695,670
LifePath Dynamic 2040 Fund	218,791,128	45,447,610	(2,492,820)	42,954,790
LifePath Dynamic 2045 Fund	101,239,258	12,223,904	(2,708,607)	9,515,297
LifePath Dynamic 2050 Fund	120,773,823	31,318,488	(9,146,946)	22,171,542
LifePath Dynamic 2055 Fund	70,261,755	8,761,195	(1,567,147)	7,194,048
LifePath Dynamic 2060 Fund	20,076,330	2,286,745	(302,742)	1,984,003
LifePath Dynamic 2065 Fund	7,679,544	907,670	(171,615)	736,055

9.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by

N O T E S T O F I N A N C I A L S T A T E M E N T S	153

Notes to Financial Statements (unaudited) (continued)

entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic Retirement Fund
Institutional
Shares sold	84,018	$803,451	297,837	$2,915,992
Shares issued in reinvestment of distributions	36,051	348,986	49,073	461,427
Shares redeemed	(499,494)	(4,743,879)	(960,299)	(9,128,458)

	(379,425)	$(3,591,442)	(613,389)	$(5,751,039)

Investor A
Shares sold and automatic conversion of shares	903,264	$7,200,976	2,518,610	$20,930,555
Shares issued in reinvestment of distributions	156,820	1,264,100	208,996	1,641,787
Shares redeemed	(2,286,862)	(18,258,445)	(5,582,498)	(45,317,318)

	(1,226,778)	$(9,793,369)	(2,854,892)	$(22,744,976)

Investor C
Shares sold	8,523	$79,397	36,430	$337,519
Shares issued in reinvestment of distributions	920	8,701	1,217	10,962
Shares redeemed and automatic conversion of shares	(22,202)	(206,849)	(71,083)	(664,452)

	(12,759)	$(118,751)	(33,436)	$(315,971)

Class K
Shares sold	1,391,278	$13,192,819	1,739,588	$16,524,484
Shares issued in reinvestment of distributions	58,135	560,163	87,079	817,718
Shares redeemed	(1,170,386)	(11,192,269)	(4,390,100)	(40,409,365)

	279,027	$2,560,713	(2,563,433)	$(23,067,163)

154	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic Retirement Fund (continued)
Class R
Shares sold	36,777	$344,604	172,101	$1,590,231
Shares issued in reinvestment of distributions	4,339	41,320	4,857	44,709
Shares redeemed	(93,804)	(882,713)	(166,200)	(1,584,580)

	(52,688)	$(496,789)	10,758	$50,360

	(1,392,623)	$(11,439,638)	(6,054,392)	$(51,828,789)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2025 Fund
Institutional
Shares sold	59,534	$753,668	117,671	$1,523,966
Shares issued in reinvestment of distributions	6,261	80,134	9,959	125,699
Shares redeemed	(50,567)	(638,641)	(405,625)	(5,218,124)

	15,228	$195,161	(277,995)	$(3,568,459)

Investor A
Shares sold and automatic conversion of shares	138,798	$1,728,022	412,530	$5,320,821
Shares issued in reinvestment of distributions	14,557	183,908	22,293	277,940
Shares redeemed	(314,147)	(3,937,850)	(560,628)	(7,052,139)

	(160,792)	$(2,025,920)	(125,805)	$(1,453,378)

Investor C
Shares sold	6,363	$78,172	21,270	$264,583
Shares issued in reinvestment of distributions	664	8,324	1,886	23,093
Shares redeemed and automatic conversion of shares	(78,144)	(945,246)	(33,701)	(417,807)

	(71,117)	$(858,750)	(10,545)	$(130,131)

Class K
Shares sold	990,111	$12,328,393	1,697,774	$21,109,538
Shares issued in reinvestment of distributions	53,290	674,156	83,775	1,044,121
Shares redeemed	(778,383)	(9,729,570)	(3,202,752)	(38,698,493)

	265,018	$3,272,979	(1,421,203)	$(16,544,834)

Class R
Shares sold	125,200	$1,550,128	151,815	$1,861,328
Shares issued in reinvestment of distributions	3,582	45,146	3,427	42,482
Shares redeemed	(69,181)	(851,941)	(110,839)	(1,373,786)

	59,601	$743,333	44,403	$530,024

	107,938	$1,326,803	(1,791,145)	$(21,166,778)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2030 Fund
Institutional
Shares sold	149,241	$1,821,533	288,103	$3,526,403
Shares issued in reinvestment of distributions	34,405	430,363	71,817	878,866
Shares redeemed	(207,422)	(2,522,112)	(804,948)	(9,947,867)

	(23,776)	$(270,216)	(445,028)	$(5,542,598)

Investor A
Shares sold and automatic conversion of shares	874,597	$10,077,855	1,610,682	$18,849,407
Shares issued in reinvestment of distributions	108,240	1,273,384	244,654	2,824,897
Shares redeemed	(1,846,659)	(21,276,766)	(2,604,584)	(30,551,442)

	(863,822)	$(9,925,527)	(749,248)	$(8,877,138)

N O T E S T O F I N A N C I A L S T A T E M E N T S	155

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2030 Fund (continued)
Investor C
Shares sold	17,756	$210,242	62,421	$756,051
Shares issued in reinvestment of distributions	848	10,285	3,213	38,331
Shares redeemed and automatic conversion of shares	(69,918)	(824,691)	(52,917)	(636,062)

	(51,314)	$(604,164)	12,717	$158,320

Class K
Shares sold	1,502,082	$18,340,637	2,337,949	$28,574,505
Shares issued in reinvestment of distributions	67,704	844,250	161,760	1,973,280
Shares redeemed	(1,706,264)	(20,956,833)	(3,612,758)	(41,859,617)

	(136,478)	$(1,771,946)	(1,113,049)	$(11,311,832)

Class R
Shares sold	120,445	$1,446,306	177,183	$2,133,912
Shares issued in reinvestment of distributions	4,239	51,990	7,506	90,307
Shares redeemed	(60,641)	(728,106)	(121,771)	(1,424,830)

	64,043	$770,190	62,918	$799,389

	(1,011,347)	$(11,801,663)	(2,231,690)	$(24,773,859)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2035 Fund
Institutional
Shares sold	144,090	$2,011,184	232,939	$3,263,720
Shares issued in reinvestment of distributions	8,623	123,565	14,221	196,193
Shares redeemed	(33,765)	(463,733)	(251,791)	(3,683,619)

	118,948	$1,671,016	(4,631)	$(223,706)

Investor A
Shares sold and automatic conversion of shares	326,182	$4,540,263	564,792	$8,031,542
Shares issued in reinvestment of distributions	15,760	224,349	34,754	478,066
Shares redeemed	(360,076)	(4,995,129)	(355,768)	(5,029,140)

	(18,134)	$(230,517)	243,778	$3,480,468

Investor C
Shares sold	14,355	$195,211	49,364	$673,976
Shares issued in reinvestment of distributions	1,071	15,014	3,683	49,616
Shares redeemed and automatic conversion of shares	(49,205)	(669,095)	(44,663)	(610,808)

	(33,779)	$(458,870)	8,384	$112,784

Class K
Shares sold	1,361,787	$19,379,186	1,992,862	$27,760,275
Shares issued in reinvestment of distributions	57,827	841,722	129,515	1,817,827
Shares redeemed	(1,135,995)	(16,184,566)	(2,824,134)	(38,369,204)

	283,619	$4,036,342	(701,757)	$(8,791,102)

Class R
Shares sold	56,652	$781,970	180,950	$2,472,580
Shares issued in reinvestment of distributions	2,683	38,132	4,422	60,519
Shares redeemed	(34,997)	(484,593)	(98,559)	(1,386,011)

	24,338	$335,509	86,813	$1,147,088

	374,992	$5,353,480	(367,413)	$(4,274,468)

156	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2040 Fund
Institutional
Shares sold	145,885	$2,260,333	358,221	$5,635,892
Shares issued in reinvestment of distributions	23,085	370,539	61,178	936,738
Shares redeemed	(163,607)	(2,526,683)	(634,381)	(9,929,072)

	5,363	$104,189	(214,982)	$(3,356,442)

Investor A
Shares sold and automatic conversion of shares	918,428	$12,308,923	1,291,059	$17,484,205
Shares issued in reinvestment of distributions	79,748	1,106,184	226,922	3,011,451
Shares redeemed	(1,326,617)	(17,881,544)	(1,730,494)	(23,583,096)

	(328,441)	$(4,466,437)	(212,513)	$(3,087,440)

Investor C
Shares sold	11,109	$167,102	38,439	$580,342
Shares issued in reinvestment of distributions	602	9,440	2,498	37,036
Shares redeemed and automatic conversion of shares	(14,704)	(221,102)	(26,518)	(387,868)

	(2,993)	$(44,560)	14,419	$229,510

Class K
Shares sold	1,044,207	$16,417,799	1,774,496	$27,797,817
Shares issued in reinvestment of distributions	39,017	631,256	117,299	1,808,877
Shares redeemed	(1,074,395)	(16,977,709)	(2,469,371)	(36,790,037)

	8,829	$71,346	(577,576)	$(7,183,343)

Class R
Shares sold	57,992	$880,600	109,783	$1,634,708
Shares issued in reinvestment of distributions	2,332	36,813	5,984	89,598
Shares redeemed	(35,838)	(543,357)	(56,375)	(799,592)

	24,486	$374,056	59,392	$924,714

	(292,756)	$(3,961,406)	(931,260)	$(12,473,001)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2045 Fund
Institutional
Shares sold	101,111	$1,543,653	131,268	$1,978,757
Shares issued in reinvestment of distributions	4,277	66,144	9,364	139,183
Shares redeemed	(18,457)	(280,549)	(184,288)	(2,974,267)

	86,931	$1,329,248	(43,656)	$(856,327)

Investor A
Shares sold and automatic conversion of shares	234,170	$3,562,243	321,065	$4,880,740
Shares issued in reinvestment of distributions	10,044	153,991	29,683	440,520
Shares redeemed	(224,250)	(3,440,681)	(325,337)	(4,791,042)

	19,964	$275,553	25,411	$530,218

Investor C
Shares sold	12,913	$190,751	83,011	$1,240,173
Shares issued in reinvestment of distributions	338	4,999	2,467	35,815
Shares redeemed and automatic conversion of shares	(26,568)	(387,515)	(73,026)	(1,045,818)

	(13,317)	$(191,765)	12,452	$230,170

Class K
Shares sold	958,297	$14,842,448	1,482,108	$22,838,110
Shares issued in reinvestment of distributions	44,435	697,474	128,572	1,940,811
Shares redeemed	(688,217)	(10,676,268)	(2,062,522)	(30,211,117)

	314,515	$4,863,654	(451,842)	$(5,432,196)

N O T E S T O F I N A N C I A L S T A T E M E N T S	157

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2045 Fund (continued)
Class R
Shares sold	97,211	$1,463,062	152,496	$2,234,890
Shares issued in reinvestment of distributions	2,561	39,010	4,454	65,473
Shares redeemed	(29,973)	(453,128)	(36,081)	(525,892)

	69,799	$1,048,944	120,869	$1,774,471

	477,892	$7,325,634	(336,766)	$(3,753,664)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2050 Fund
Institutional
Shares sold	121,517	$2,372,030	176,870	$3,436,536
Shares issued in reinvestment of distributions	7,100	143,957	20,032	384,598
Shares redeemed	(87,964)	(1,718,066)	(278,078)	(5,551,593)

	40,653	$797,921	(81,176)	$(1,730,459)

Investor A
Shares sold and automatic conversion of shares	448,351	$8,664,490	634,592	$12,290,109
Shares issued in reinvestment of distributions	23,965	483,281	78,847	1,506,230
Shares redeemed	(572,171)	(11,088,290)	(564,718)	(11,033,628)

	(99,855)	$(1,940,519)	148,721	$2,762,711

Investor C
Shares sold	8,875	$167,635	26,909	$520,349
Shares issued in reinvestment of distributions	349	6,946	1,811	33,895
Shares redeemed and automatic conversion of shares	(12,098)	(227,564)	(22,564)	(432,498)

	(2,874)	$(52,983)	6,156	$121,746

Class K
Shares sold	605,255	$11,926,375	1,142,418	$22,551,258
Shares issued in reinvestment of distributions	21,213	431,547	81,396	1,570,722
Shares redeemed	(730,544)	(14,446,470)	(1,743,919)	(32,303,118)

	(104,076)	$(2,088,548)	(520,105)	$(8,181,138)

Class R
Shares sold	44,852	$860,981	82,784	$1,543,234
Shares issued in reinvestment of distributions	1,216	24,374	3,196	60,436
Shares redeemed	(34,275)	(657,090)	(41,083)	(785,873)

	11,793	$228,265	44,897	$817,797

	(154,359)	$(3,055,864)	(401,507)	$(6,209,343)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2055 Fund
Institutional
Shares sold	91,144	$1,462,782	123,719	$2,023,555
Shares issued in reinvestment of distributions	3,717	62,000	9,084	141,588
Shares redeemed	(26,246)	(423,734)	(145,163)	(2,441,785)

	68,615	$1,101,048	(12,360)	$(276,642)

Investor A
Shares sold and automatic conversion of shares	166,198	$2,632,150	297,106	$4,714,119
Shares issued in reinvestment of distributions	6,986	115,641	23,367	361,625
Shares redeemed	(192,639)	(3,077,146)	(248,300)	(3,825,551)

	(19,455)	$(329,355)	72,173	$1,250,193

158	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2055 Fund (continued)
Investor C
Shares sold	7,688	$119,346	37,981	$581,683
Shares issued in reinvestment of distributions	298	4,879	1,571	23,709
Shares redeemed and automatic conversion of shares	(18,805)	(287,697)	(20,024)	(302,182)

	(10,819)	$(163,472)	19,528	$303,210

Class K
Shares sold	862,841	$14,175,609	1,328,271	$21,637,543
Shares issued in reinvestment of distributions	25,544	433,279	80,397	1,274,839
Shares redeemed	(487,255)	(8,009,051)	(1,716,779)	(26,483,371)

	401,130	$6,599,837	(308,111)	$(3,570,989)

Class R
Shares sold	45,007	$711,992	89,454	$1,374,070
Shares issued in reinvestment of distributions	1,225	20,232	2,922	44,971
Shares redeemed	(14,943)	(238,426)	(43,747)	(683,747)

	31,289	$493,798	48,629	$735,294

	470,760	$7,701,856	(180,141)	$(1,558,934)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2060 Fund
Institutional
Shares sold	95,153	$1,132,128	75,529	$891,804
Shares issued in reinvestment of distributions	1,726	21,337	2,106	24,354
Shares redeemed	(18,267)	(219,722)	(28,259)	(349,356)

	78,612	$933,743	49,376	$566,802

Investor A
Shares sold and automatic conversion of shares	46,678	$552,696	96,469	$1,126,740
Shares issued in reinvestment of distributions	1,118	13,759	2,082	23,886
Shares redeemed	(30,734)	(366,480)	(33,294)	(383,854)

	17,062	$199,975	65,257	$766,772

Investor C
Shares sold	3,572	$41,770	2,539	$28,814
Shares issued in reinvestment of distributions	39	483	82	938
Shares redeemed and automatic conversion of shares	(1,436)	(17,058)	(454)	(6,216)

	2,175	$25,195	2,167	$23,536

Class K
Shares sold	455,020	$5,456,583	804,834	$9,456,296
Shares issued in reinvestment of distributions	9,426	116,455	26,683	309,690
Shares redeemed	(306,701)	(3,666,290)	(1,017,542)	(11,483,546)

	157,745	$1,906,748	(186,025)	$(1,717,560)

Class R
Shares sold	32,360	$381,970	71,636	$826,848
Shares issued in reinvestment of distributions	856	10,544	1,323	15,188
Shares redeemed	(10,219)	(120,236)	(18,950)	(219,241)

	22,997	$272,278	54,009	$622,795

	278,591	$3,337,939	(15,216)	$262,345

N O T E S T O F I N A N C I A L S T A T E M E N T S	159

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2065 Fund
Institutional
Shares sold	18,719	$202,349	14,647	$155,695
Shares issued in reinvestment of distributions	280	3,140	283	2,972
Shares redeemed	(2,461)	(26,423)	(1,981)	(20,751)

	16,538	$179,066	12,949	$137,916

Investor A
Shares sold and automatic conversion of shares	30,857	$336,016	70,377	$755,921
Shares issued in reinvestment of distributions	468	5,244	1,065	10,910
Shares redeemed	(9,052)	(96,896)	(42,065)	(438,410)

	22,273	$244,364	29,377	$328,421

Investor C
Shares sold	8,001	$85,427	13,448	$129,900
Shares issued in reinvestment of distributions	91	1,019	87	878
Shares redeemed and automatic conversion of shares	(968)	(10,746)	(1)	(15)

	7,124	$75,700	13,534	$130,763

Class K
Shares sold	130,637	$1,416,686	144,462	$1,534,929
Shares issued in reinvestment of distributions	1,617	18,075	3,704	38,690
Shares redeemed	(86,276)	(941,205)	(120,407)	(1,199,664)

	45,978	$493,556	27,759	$373,955

Class R
Shares sold	1,394	$14,953	15,349	$153,870
Shares issued in reinvestment of distributions	35	387	11	112
Shares redeemed	(130)	(1,346)	(11,285)	(114,337)

	1,299	$13,994	4,075	$39,645

	93,212	$1,006,680	87,694	$1,010,700

As of June 30, 2023, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

LifePath Dynamic 2045 Fund	—	—	—	2,003	—
LifePath Dynamic 2055 Fund	—	—	—	2,001	2,000
LifePath Dynamic 2060 Fund	2,000	2,000	2,000	192,000	2,000

As of June 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

LifePath Dynamic 2065 Fund	40,000	40,000	40,000	240,000	40,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

160	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds III (the “Trust”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock LifePath Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund”), BlackRock LifePath Dynamic 2025 Fund (“LifePath Dynamic 2025 Fund”), BlackRock LifePath Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund”), BlackRock LifePath Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund”), BlackRock LifePath Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund”), BlackRock LifePath Dynamic 2045 Fund (“LifePath Dynamic 2045 Fund”), BlackRock LifePath Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund”), BlackRock LifePath Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund”), BlackRock LifePath Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund”) and BlackRock LifePath Dynamic 2065 Fund (“LifePath Dynamic 2065 Fund”) (each, a “Fund” and collectively, the “Funds”) and BlackRock Fund Advisors (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements between the Manager and (a) BlackRock International Limited (“BIL”) with respect to each Fund (the “BIL Sub-Advisory Agreement”); and (b) BlackRock (Singapore) Limited (“BSL” and together with BIL, the “Sub-Advisors”) with respect to each Fund (the “BSL Sub-Advisory Agreement” and together with the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	161

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements   (continued)

sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisors with respect to the Funds facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit each Fund and is shareholders.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, each of LifePath Dynamic 2030 Fund, LifePath Dynamic 2035 Fund, LifePath Dynamic 2040 Fund and LifePath Dynamic 2045 Fund ranked in the second, second and first quartiles, respectively, against its Morningstar Category.

The Board noted that for each of the one-, three- and five-year periods reported, LifePath Dynamic 2025 Fund ranked in the second quartile against its Morningstar Category.

The Board noted that for the one-year, three-year and since-inception periods reported, LifePath Dynamic 2065 Fund ranked in the second, third and third quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

162	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements   (continued)

The Board noted that for the one-, three- and five-year periods reported, LifePath Dynamic 2055 Fund ranked in the third, second and first quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, LifePath Dynamic 2050 Fund ranked in the third, third and second quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, LifePath Dynamic 2060 Fund ranked in the third quartile against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, LifePath Dynamic Retirement Fund ranked in the fourth, first and first quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for each Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of advisory fee comparisons.

The Board also noted that LifePath Dynamic Retirement Fund’s contractual management fee rate ranked second out of four funds, and that the actual management fee rate and total expense ratio ranked third out of four funds and in the third quartile, respectively, relative to the Fund’s Expense Peers.

The Board also noted that each of Lifepath Dynamic 2060 Fund’s and LifePath Dynamic 2065 Fund’s contractual management fee rate ranked third quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers.

The Board also noted that each of LifePath Dynamic 2025 Fund’s, LifePath Dynamic 2030 Fund’s, LifePath Dynamic 2035 Fund’s, LifePath Dynamic 2040 Fund’s, LifePath Dynamic 2045 Fund’s, LifePath Dynamic 2050 Fund’s and LifePath Dynamic 2055 Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers.

Additionally, the Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Fund for certain other fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	163

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements   (continued)

to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, (ii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to each Fund, and (iii) the BSL Sub-Advisory Agreement between the Manager and BSL with respect to each Fund, each for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

164	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	165

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

LifePath Dynamic Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

400 Howard Street

San Francisco, CA 94105

166	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	167

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPDYN-06/23-SAR

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	BlackRock LifePath® Index Retirement Fund
•	BlackRock LifePath® Index 2025 Fund
•	BlackRock LifePath® Index 2030 Fund
•	BlackRock LifePath® Index 2035 Fund
•	BlackRock LifePath® Index 2040 Fund
•	BlackRock LifePath® Index 2045 Fund
•	BlackRock LifePath® Index 2050 Fund
•	BlackRock LifePath® Index 2055 Fund
•	BlackRock LifePath® Index 2060 Fund
•	BlackRock LifePath® Index 2065 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	16.89%	19.59%
U.S. small cap equities (Russell 2000® Index)	8.09	12.31
International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77
Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2023	BlackRock LifePath® Index Funds

Portfolio Management Commentary

How did each Fund perform?

The BlackRock LifePath® Index Retirement Fund along with the BlackRock LifePath Index Funds with target dates of 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and 2065 are referred to as the “LifePath® Index Funds” or the “Funds”.

For the six-month period ended June 30, 2023, all of the Funds’ share classes outperformed their respective custom benchmarks.

What factors influenced performance?

All asset classes contributed positively to performance over the six-month period. The Large Cap Index Master Portfolio (U.S. large/mid-cap equities) and iShares Core MSCI Total International Stock ETF (developed- and emerging-market international equities) contributed the most in both shorter-dated and longer-dated vintages. While there were no detractors from absolute returns, iShares Developed Real Estate Index Fund (real estate investment trusts) and iShares TIPS Bond ETF (Treasury Inflation Protected Securities) were the smallest contributors.

Describe recent portfolio activity.

Each LifePath Index Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Index Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Index Funds were rebalanced in accordance with their updated strategic allocations.

Describe portfolio positioning at period end.

Each of the LifePath Index Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Index Fund will change over time according to a predetermined “glide path” as each LifePath Index Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Index Fund’s asset allocations become more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Index Fund, which may be a primary source of income after retirement. As each LifePath Index Fund approaches its target date, its asset allocation will shift so that each LifePath Index Fund invests a greater percentage of its assets in fixed-income index funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Index Fund, and determine whether any changes are required to enable each LifePath Index Fund to achieve its investment objective. Because the BlackRock LifePath® Index Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain its risk profile.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may periodically adjust the proportion of equity index funds and fixed-income index funds in each LifePath Index Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Index Fund, reallocations of each LifePath Index Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited; however, BFA may determine that a greater degree of variation is warranted to protect a LifePath Index Fund or achieve its investment objective.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Index Fund Summary as of June 30, 2023	BlackRock LifePath® Index Retirement Fund

Investment Objective

BlackRock LifePath® Index Retirement Fund’s (“LifePath Index Retirement Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Index Retirement Fund will be broadly diversified across global asset classes.

The LifePath Index Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14.	52.9%	N/A	N/A	N/A	N/A	N/A	9.1%	0.2%	12.0%	21.3%	4.5%

07/01/14 to 06/30/15.	51.8	N/A	N/A	N/A	N/A	N/A	8.9	0.5	12.7	22.1	4.0

07/01/15 to 06/30/16.	51.2	N/A	N/A	N/A	N/A	N/A	8.8	0.5	13.2	22.4	3.9

07/01/16 to 06/30/17.	51.3	N/A	N/A	N/A	N/A	N/A	8.8	0.5	13.3	22.1	4.0

07/01/17 to 06/30/18.	51.2	N/A	N/A	N/A	N/A	N/A	8.8	0.5	13.6	21.8	4.1

07/01/18 to 06/30/19.	51.8	N/A	N/A	N/A	N/A	N/A	8.2	1.8	12.6	22.3	3.3

07/01/19 to 06/30/20.	52.0	N/A	N/A	N/A	N/A	N/A	8.0	2.2	12.6	21.9	3.3

07/01/20 to 06/30/21.	52.0	N/A	N/A	N/A	N/A	N/A	8.0	2.2	13.3	20.8	3.7

07/01/21 to 06/30/22.	26.1	3.6%	9.5%	1.8%	3.3%	7.8%	8.0	2.2	13.2	21.4	3.1

07/01/22 to 06/30/23.	N/A	9.6	17.8	2.1	7.2	15.3	8.0	2.2	12.4	22.4	3.0

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	6.55%	5.31%	N/A	3.92%	N/A	4.71%	N/A
Investor A	6.34	5.05	N/A	3.67	N/A	4.45	N/A
Investor P	6.35	5.05	(0.46)%	3.67	2.56%	4.46	3.90%
Class K	6.49	5.37	N/A	3.98	N/A	4.76	N/A

LifePath Index Retirement Fund Custom Benchmark(c)	6.27	5.33	N/A	4.00	N/A	4.83	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A
Bloomberg U.S. Aggregate Bond Index	2.09	(0.94)	N/A	0.77	N/A	1.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index Retirement Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

(c)

The LifePath Index Retirement Fund compares its performance to that of a customized weighted index (the “LifePath Index Retirement Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Index Retirement Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Index Retirement Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to May 31, 2022, the LifePath Index Retirement Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective May 31, 2022, the LifePath Index Retirement Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

F U N D S U M M A R Y	5

LifePath Index Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Index Retirement Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Fixed-Income Funds	59.5%
Equity Funds	40.3
Money Market Funds	—	(a)
Other Assets Less Liabilities	0.2

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Large Cap Index Master Portfolio	22.6%
iShares U.S. Intermediate Government Bond Index Fund	17.6
iShares U.S. Securitized Bond Index Fund	15.2
iShares Core MSCI Total International Stock ETF	12.5
iShares U.S. Intermediate Credit Bond Index Fund	9.6
iShares TIPS Bond ETF	7.8
iShares U.S. Long Government Bond Index Fund	7.2
Master Small Cap Index Series	3.0
iShares Developed Real Estate Index Fund, Class K	2.2
iShares U.S. Long Credit Bond Index Fund	2.1

(a)  Rounds to less than 0.1%.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Index Fund Summary as of June 30, 2023	BlackRock LifePath® Index 2025 Fund

Investment Objective

BlackRock LifePath® Index 2025 Fund’s (“LifePath Index 2025 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Index 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Index Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14.	34.8%	N/A	N/A	N/A	N/A	N/A	5.4	4.7%	18.2%	33.5%	3.4%

07/01/14 to 06/30/15.	32.6	N/A	N/A	N/A	N/A	N/A	5.1	5.4	19.4	34.4	3.1

07/01/15 to 06/30/16.	31.8	N/A	N/A	N/A	N/A	N/A	5.1	5.8	19.9	34.4	3.0

07/01/16 to 06/30/17.	33.1	N/A	N/A	N/A	N/A	N/A	5.4	5.7	19.7	33.1	3.0

07/01/17 to 06/30/18.	35.9	N/A	N/A	N/A	N/A	N/A	5.8	4.7	19.5	30.9	3.2

07/01/18 to 06/30/19.	37.4	N/A	N/A	N/A	N/A	N/A	6.7	3.1	19.5	30.2	3.1

07/01/19 to 06/30/20.	40.6	N/A	N/A	N/A	N/A	N/A	7.3	2.4	18.5	28.3	2.9

07/01/20 to 06/30/21.	42.7	N/A	N/A	N/A	N/A	N/A	7.4	2.3	17.9	26.4	3.3

07/01/21 to 06/30/22.	22.5	3.3%	7.0%	2.1%	3.3%	6.8%	7.6	2.1	16.4	26.1	2.8

07/01/22 to 06/30/23.	N/A	8.5	14.7	3.0	7.4	14.0	7.8	2.1	14.3	25.3	2.9

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	7.16%	6.20%	N/A	4.57%	N/A	5.85%	N/A
Investor A	7.04	5.93	N/A	4.31	N/A	5.58	N/A
Investor P	7.06	5.95	0.39%	4.31	3.19%	5.59	5.01%
Class K	7.26	6.32	N/A	4.63	N/A	5.90	N/A

LifePath Index 2025 Fund Custom Benchmark(c)	6.95	6.28	N/A	4.62	N/A	5.93	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2025 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2025.

(c)

The LifePath Index 2025 Fund compares its performance to that of a customized weighted index (the “LifePath Index 2025 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Index 2025 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Index 2025 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to May 31, 2022, the LifePath Index 2025 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective May 31, 2022, the LifePath Index 2025 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

F U N D S U M M A R Y	7

LifePath Index Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Index 2025 Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets
Fixed-Income Funds	55.1%
Equity Funds	44.6
Money Market Funds	0.3
Liabilities in Excess of Other Assets	(—	)(a)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Large Cap Index Master Portfolio	25.3%
iShares U.S. Intermediate Government Bond Index Fund	14.4
iShares Core MSCI Total International Stock ETF	14.2
iShares U.S. Securitized Bond Index Fund	13.8
iShares U.S. Intermediate Credit Bond Index Fund	8.7
iShares TIPS Bond ETF	7.6
iShares U.S. Long Government Bond Index Fund	7.5
iShares U.S. Long Credit Bond Index Fund	3.1
Master Small Cap Index Series	3.0
iShares Developed Real Estate Index Fund, Class K	2.1

(a)  Rounds to more than (0.1)% of net assets.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Index Fund Summary as of June 30, 2023	BlackRock LifePath® Index 2030 Fund

Investment Objective

BlackRock LifePath® Index 2030 Fund’s (“LifePath Index 2030 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Index 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Index Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14.	28.6%	N/A	N/A	N/A	N/A	N/A	4.2	6.2%	20.3%	37.7%	3.0%

07/01/14 to 06/30/15.	24.6	N/A	N/A	N/A	N/A	N/A	3.7	7.5	22.1	39.4	2.7

07/01/15 to 06/30/16.	22.7	N/A	N/A	N/A	N/A	N/A	3.5	8.3	23.0	39.9	2.6

07/01/16 to 06/30/17.	24.1	N/A	N/A	N/A	N/A	N/A	3.8	8.3	22.8	38.5	2.5

07/01/17 to 06/30/18.	26.7	N/A	N/A	N/A	N/A	N/A	4.2	7.6	22.7	36.3	2.5

07/01/18 to 06/30/19.	26.8	N/A	N/A	N/A	N/A	N/A	5.5	4.3	24.6	36.0	2.8

07/01/19 to 06/30/20.	29.7	N/A	N/A	N/A	N/A	N/A	6.2	3.0	24.1	34.5	2.5

07/01/20 to 06/30/21.	31.6	N/A	N/A	N/A	N/A	N/A	6.4	2.9	23.2	33.2	2.7

07/01/21 to 06/30/22.	16.8	2.4%	4.3%	2.4%	2.6%	5.1%	6.7	2.8	21.4	33.2	2.3

07/01/22 to 06/30/23.	N/A	5.6	9.7	4.5	5.5	10.5	6.9	2.7	19.2	32.8	2.6

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	8.71%	8.40%	N/A	5.45%	N/A	6.64%	N/A
Investor A	8.51	8.13	N/A	5.17	N/A	6.37	N/A
Investor P	8.52	8.13	2.45%	5.19	4.06%	6.37	5.80%
Class K	8.67	8.46	N/A	5.49	N/A	6.69	N/A

LifePath Index 2030 Fund Custom Benchmark(c)	8.44	8.46	N/A	5.49	N/A	6.71	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2030 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2030.

(c)

The LifePath Index 2030 Fund compares its performance to that of a customized weighted index (the “LifePath Index 2030 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Index 2030 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Index 2030 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to May 31, 2022, the LifePath Index 2030 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective May 31, 2022, the LifePath Index 2030 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

F U N D S U M M A R Y	9

LifePath Index Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Index 2030 Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	57.3%
Fixed-Income Funds	42.5
Money Market Funds	0.2
Liabilities in Excess of Other Assets	(—	)(a)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Large Cap Index Master Portfolio	32.9%
iShares Core MSCI Total International Stock ETF	19.1
iShares U.S. Securitized Bond Index Fund	10.5
iShares U.S. Intermediate Government Bond Index Fund	9.7
iShares TIPS Bond ETF	6.7
iShares U.S. Intermediate Credit Bond Index Fund	5.6
iShares U.S. Long Government Bond Index Fund	5.6
iShares U.S. Long Credit Bond Index Fund	4.4
Master Small Cap Index Series	2.7
iShares Developed Real Estate Index Fund, Class K	2.6

(a)  Rounds to more than (0.1)% of net assets.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Index Fund Summary as of June 30, 2023	BlackRock LifePath® Index 2035 Fund

Investment Objective

BlackRock LifePath® Index 2035 Fund’s (“LifePath Index 2035 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Index 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Index Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14.	23.1%	N/A	N/A	N/A	N/A	N/A	3.0	7.6%	22.2%	41.4%	2.7%

07/01/14 to 06/30/15.	17.3	N/A	N/A	N/A	N/A	N/A	2.3	9.3	24.6	44.1	2.4

07/01/15 to 06/30/16.	14.0	N/A	N/A	N/A	N/A	N/A	2.0	10.6	26.0	45.2	2.2

07/01/16 to 06/30/17.	15.4	N/A	N/A	N/A	N/A	N/A	2.3	10.9	25.7	43.7	2.0

07/01/17 to 06/30/18.	17.9	N/A	N/A	N/A	N/A	N/A	2.6	10.4	25.7	41.5	1.9

07/01/18 to 06/30/19.	17.2	N/A	N/A	N/A	N/A	N/A	4.0	5.5	29.2	41.5	2.6

07/01/19 to 06/30/20.	19.5	N/A	N/A	N/A	N/A	N/A	4.9	3.6	29.5	40.5	2.0

07/01/20 to 06/30/21.	21.2	N/A	N/A	N/A	N/A	N/A	5.1	3.5	28.3	39.7	2.2

07/01/21 to 06/30/22.	11.7	1.7%	2.3%	2.3%	1.9%	3.6%	5.4	3.4	26.0	39.8	1.9

07/01/22 to 06/30/23.	N/A	3.8	5.7	4.3	4.1	7.4	5.7	3.3	23.6	39.7	2.4

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	9.98%	10.33%	N/A	6.26%	N/A	7.38%	N/A
Investor A	9.87	10.08	N/A	6.01	N/A	7.11	N/A
Investor P	9.91	10.04	4.27%	6.00	4.87%	7.12	6.54%
Class K	10.01	10.40	N/A	6.32	N/A	7.43	N/A

LifePath Index 2035 Fund Custom Benchmark(c)	9.75	10.44	N/A	6.28	N/A	7.42	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2035 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2035.

(c)

The LifePath Index 2035 Fund compares its performance to that of a customized weighted index (the “LifePath Index 2035 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Index 2035 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Index 2035 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to May 31, 2022, the LifePath Index 2035 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective May 31, 2022, the LifePath Index 2035 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

F U N D S U M M A R Y	11

LifePath Index Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Index 2035 Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	68.8%
Fixed-Income Funds	31.0
Money Market Funds	0.3
Liabilities in Excess of Other Assets	(0.1)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Large Cap Index Master Portfolio	39.9%
iShares Core MSCI Total International Stock ETF	23.4
iShares U.S. Securitized Bond Index Fund	7.4
iShares U.S. Intermediate Government Bond Index Fund	5.7
iShares TIPS Bond ETF	5.6
iShares U.S. Long Credit Bond Index Fund	4.3
iShares U.S. Long Government Bond Index Fund	4.1
iShares U.S. Intermediate Credit Bond Index Fund	3.9
iShares Developed Real Estate Index Fund, Class K	3.2
Master Small Cap Index Series	2.3

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Index Fund Summary as of June 30, 2023	BlackRock LifePath® Index 2040 Fund

Investment Objective

BlackRock LifePath® Index 2040 Fund’s (“LifePath Index 2040 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Index 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Index Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14.	18.2%	N/A	N/A	N/A	N/A	N/A	1.9	8.8%	23.9%	44.8%	2.4%

07/01/14 to 06/30/15.	10.9	N/A	N/A	N/A	N/A	N/A	1.2	11.1	26.8	47.8	2.2

07/01/15 to 06/30/16.	6.2	N/A	N/A	N/A	N/A	N/A	0.8	13.0	28.6	49.4	2.0

07/01/16 to 06/30/17.	7.6	N/A	N/A	N/A	N/A	N/A	1.0	13.2	28.4	48.2	1.6

07/01/17 to 06/30/18.	10.0	N/A	N/A	N/A	N/A	N/A	1.3	12.9	28.4	46.0	1.4

07/01/18 to 06/30/19.	8.8	N/A	N/A	N/A	N/A	N/A	2.5	6.6	33.4	46.3	2.4

07/01/19 to 06/30/20.	10.6	N/A	N/A	N/A	N/A	N/A	3.2	4.1	34.4	46.0	1.7

07/01/20 to 06/30/21.	12.2	N/A	N/A	N/A	N/A	N/A	3.5	4.1	33.0	45.5	1.7

07/01/21 to 06/30/22.	6.9	0.8%	0.7%	2.2%	1.1%	2.1%	3.9	4.0	30.3	46.6	1.4

07/01/22 to 06/30/23.	N/A	2.0	2.4	4.1	2.6	4.6	4.2	3.8	27.8	46.3	2.2

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	11.32%	12.28%	N/A	6.99%	N/A	8.03%	N/A
Investor A	11.15	11.96	N/A	6.70	N/A	7.76	N/A
Investor P	11.15	11.96	6.09%	6.72	5.58%	7.76	7.18%
Class K	11.34	12.34	N/A	7.04	N/A	8.08	N/A

LifePath Index 2040 Fund Custom Benchmark(c)	11.02	12.35	N/A	6.98	N/A	8.06	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2040 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2040.

(c)

The LifePath Index 2040 Fund compares its performance to that of a customized weighted index (the “LifePath Index 2040 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Index 2040 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Index 2040 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to May 31, 2022, the LifePath Index 2040 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective May 31, 2022, the LifePath Index 2040 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

F U N D S U M M A R Y	13

LifePath Index Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Index 2040 Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	80.1%
Fixed-Income Funds	19.7
Money Market Funds	0.3
Liabilities in Excess of Other Assets	(0.1)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Large Cap Index Master Portfolio	46.5%
iShares Core MSCI Total International Stock ETF	27.6
iShares U.S. Securitized Bond Index Fund	4.5
iShares TIPS Bond ETF	4.1
iShares U.S. Long Credit Bond Index Fund	4.1
iShares Developed Real Estate Index Fund, Class K	3.8
iShares U.S. Long Government Bond Index Fund	2.6
iShares U.S. Intermediate Government Bond Index Fund	2.4
Master Small Cap Index Series	2.2
iShares U.S. Intermediate Credit Bond Index Fund	2.0

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Index Fund Summary as of June 30, 2023	BlackRock LifePath® Index 2045 Fund

Investment Objective

BlackRock LifePath® Index 2045 Fund’s (“LifePath Index 2045 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Index 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Index Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14.	14.5%	N/A	N/A	N/A	N/A	N/A	N/A	9.9%	25.5%	48.0%	2.1%

07/01/14 to 06/30/15.	7.3	N/A	N/A	N/A	N/A	N/A	0.1	12.4	28.2	49.9	2.1

07/01/15 to 06/30/16.	2.1	N/A	N/A	N/A	N/A	N/A	0.2	14.4	30.1	51.3	1.9

07/01/16 to 06/30/17.	2.6	N/A	N/A	N/A	N/A	N/A	0.3	15.0	30.4	50.1	1.6

07/01/17 to 06/30/18.	3.8	N/A	N/A	N/A	N/A	N/A	0.4	15.2	30.7	48.7	1.2

07/01/18 to 06/30/19.	3.2	N/A	N/A	N/A	N/A	N/A	1.0	7.4	36.6	49.5	2.3

07/01/19 to 06/30/20.	4.2	N/A	N/A	N/A	N/A	N/A	1.6	4.5	38.2	50.1	1.4

07/01/20 to 06/30/21.	5.0	N/A	N/A	N/A	N/A	N/A	1.9	4.5	36.9	50.5	1.2

07/01/21 to 06/30/22.	3.1	0.0%	0.0%	1.9%	0.2%	1.0%	2.2	4.4	34.1	52.0	1.1

07/01/22 to 06/30/23.	N/A	0.1	0.1	4.3	0.7	2.2	2.5	4.3	31.6	52.3	1.9

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	12.35%	13.98%	N/A	7.60%	N/A	8.57%	N/A
Investor A	12.25	13.73	N/A	7.33	N/A	8.29	N/A
Investor P	12.28	13.71	7.74%	7.32	6.17%	8.29	7.71%
Class K	12.43	14.09	N/A	7.66	N/A	8.62	N/A

LifePath Index 2045 Fund Custom Benchmark(c)	12.13	14.10	N/A	7.56	N/A	8.56	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2045 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2045.

(c)

The LifePath Index 2045 Fund compares its performance to that of a customized weighted index (the “LifePath Index 2045 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Index 2045 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Index 2045 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to May 31, 2022, the LifePath Index 2045 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective May 31, 2022, the LifePath Index 2045 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

F U N D S U M M A R Y	15

LifePath Index Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Index 2045 Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	89.9%
Fixed-Income Funds	9.9
Money Market Funds	0.2
Other Assets Less Liabilities	—	(a)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Large Cap Index Master Portfolio	52.5%
iShares Core MSCI Total International Stock ETF	31.2
iShares U.S. Long Credit Bond Index Fund	4.3
iShares Developed Real Estate Index Fund, Class K	4.3
iShares TIPS Bond ETF	2.5
iShares U.S. Securitized Bond Index Fund	2.2
Master Small Cap Index Series	1.9
iShares U.S. Long Government Bond Index Fund	0.7
BlackRock Cash Funds: Treasury, SL Agency Shares	0.1
iShares U.S. Intermediate Credit Bond Index Fund	0.1

(a)  Rounds to less than 0.1%.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Index Fund Summary as of June 30, 2023	BlackRock LifePath® Index 2050 Fund

Investment Objective

BlackRock LifePath® Index 2050 Fund’s (“LifePath Index 2050 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Index 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Index Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14.	9.2%	N/A	N/A	N/A	N/A	N/A	N/A	11.0%	27.0%	51.0%	1.8%

07/01/14 to 06/30/15.	4.8	N/A	N/A	N/A	N/A	N/A	N/A	13.0	29.0	51.1	2.1

07/01/15 to 06/30/16.	1.0	N/A	N/A	N/A	N/A	N/A	N/A	14.8	30.6	51.6	2.0

07/01/16 to 06/30/17.	1.0	N/A	N/A	N/A	N/A	N/A	N/A	15.6	31.1	50.7	1.6

07/01/17 to 06/30/18.	1.1	N/A	N/A	N/A	N/A	N/A	N/A	16.1	31.7	50.0	1.1

07/01/18 to 06/30/19.	0.9	N/A	N/A	N/A	N/A	N/A	0.2	7.6	38.1	50.8	2.4

07/01/19 to 06/30/20.	1.2	N/A	N/A	N/A	N/A	N/A	0.4	4.8	40.1	52.2	1.3

07/01/20 to 06/30/21.	1.5	N/A	N/A	N/A	N/A	N/A	0.6	4.7	39.1	53.1	1.0

07/01/21 to 06/30/22.	1.0	0.0%	0.0%	0.9%	0.0%	0.0%	0.8	4.7	36.4	55.2	1.0

07/01/22 to 06/30/23.	N/A	0.0	0.0	2.4	0.1	0.0	1.0	4.5	34.1	56.1	1.8

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.00%	15.01%	N/A	7.91%	N/A	8.85%	N/A
Investor A	12.90	14.69	N/A	7.64	N/A	8.58	N/A
Investor P	12.85	14.71	8.69%	7.64	6.48%	8.58	8.00%
Class K	13.09	15.07	N/A	7.97	N/A	8.91	N/A

LifePath Index 2050 Fund Custom Benchmark(c)	12.77	15.14	N/A	7.88	N/A	8.85	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2050 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2050.

(c)

The LifePath Index 2050 Fund compares its performance to that of a customized weighted index (the “LifePath Index 2050 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Index 2050 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Index 2050 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to May 31, 2022, the LifePath Index 2050 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective May 31, 2022, the LifePath Index 2050 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

F U N D S U M M A R Y	17

LifePath Index Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Index 2050 Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	96.4%
Fixed-Income Funds	3.4
Money Market Funds	0.3
Liabilities in Excess of Other Assets	(0.1)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Large Cap Index Master Portfolio	56.5%
iShares Core MSCI Total International Stock ETF	33.7
iShares Developed Real Estate Index Fund, Class K	4.5
iShares U.S. Long Credit Bond Index Fund	2.4
Master Small Cap Index Series	1.7
iShares TIPS Bond ETF	0.9
BlackRock Cash Funds: Treasury, SL Agency Shares	0.2
BlackRock Cash Funds: Institutional, SL Agency Shares	0.1
iShares U.S. Long Government Bond Index Fund	0.1

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Index Fund Summary as of June 30, 2023	BlackRock LifePath® Index 2055 Fund

Investment Objective

BlackRock LifePath® Index 2055 Fund’s (“LifePath Index 2055 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Index 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Index Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/13 to 06/30/14.	4.0%	N/A	N/A	N/A	N/A	N/A	N/A	12.5%	28.5%	53.2%	1.8%

07/01/14 to 06/30/15.	2.7	N/A	N/A	N/A	N/A	N/A	N/A	13.5	29.6	52.2	2.0

07/01/15 to 06/30/16.	1.0	N/A	N/A	N/A	N/A	N/A	N/A	14.8	30.6	51.6	2.0

07/01/16 to 06/30/17.	1.0	N/A	N/A	N/A	N/A	N/A	N/A	15.6	31.1	50.7	1.6

07/01/17 to 06/30/18.	1.0	N/A	N/A	N/A	N/A	N/A	N/A	16.2	31.9	49.7	1.2

07/01/18 to 06/30/19.	0.9	N/A	N/A	N/A	N/A	N/A	0.1	7.6	38.2	50.8	2.4

07/01/19 to 06/30/20.	0.8	N/A	N/A	N/A	N/A	N/A	0.2	4.8	40.5	52.4	1.3

07/01/20 to 06/30/21.	0.8	N/A	N/A	N/A	N/A	N/A	0.2	4.8	39.5	53.7	1.0

07/01/21 to 06/30/22.	0.6	0.0%	0.0%	0.4%	0.0%	0.0%	0.2	4.8	37.1	55.9	1.0

07/01/22 to 06/30/23.	N/A	0.0	0.0	0.8	0.0	0.0	0.2	4.5	35.1	57.6	1.8

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.24%	15.31%	N/A	7.97%	N/A	8.98%	N/A
Investor A	13.14	15.06	N/A	7.71	N/A	8.71	N/A
Investor P	13.11	15.03	8.99%	7.71	6.56%	8.71	8.13%
Class K	13.26	15.42	N/A	8.03	N/A	9.03	N/A

LifePath Index 2055 Fund Custom Benchmark(c)	12.98	15.47	N/A	7.96	N/A	8.97	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	2.17	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.93	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	3.48	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	1.81	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	1.18	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.08	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.89	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	4.88	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	12.64	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2055 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2055.

(c)

The LifePath Index 2055 Fund compares its performance to that of a customized weighted index (the “LifePath Index 2055 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Index 2055 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Index 2055 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to May 31, 2022, the LifePath Index 2055 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective May 31, 2022, the LifePath Index 2055 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

F U N D S U M M A R Y	19

LifePath Index Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Index 2055 Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	98.5%
Fixed-Income Funds	1.0
Money Market Funds	0.3
Other Assets Less Liabilities	0.2

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Large Cap Index Master Portfolio	57.8%
iShares Core MSCI Total International Stock ETF	34.5
iShares Developed Real Estate Index Fund, Class K	4.4
Master Small Cap Index Series	1.8
iShares U.S. Long Credit Bond Index Fund	0.7
iShares TIPS Bond ETF	0.3
BlackRock Cash Funds: Treasury, SL Agency Shares	0.3

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Index Fund Summary as of June 30, 2023	BlackRock LifePath® Index 2060 Fund

Investment Objective

BlackRock LifePath® Index 2060 Fund’s (“LifePath Index 2060 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Index 2060 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Index Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

07/01/16 to 06/30/17.	1.0%	N/A	N/A	N/A	N/A	N/A	N/A	15.6%	31.1%	50.7%	1.6%

07/01/17 to 06/30/18.	1.0	N/A	N/A	N/A	N/A	N/A	N/A	16.2	31.9	49.7	1.2

07/01/18 to 06/30/19.	0.9	N/A	N/A	N/A	N/A	N/A	0.1	7.6	38.2	50.8	2.4

07/01/19 to 06/30/20.	0.9	N/A	N/A	N/A	N/A	N/A	0.1	4.8	40.5	52.4	1.3

07/01/20 to 06/30/21.	0.9	N/A	N/A	N/A	N/A	N/A	0.1	4.8	39.5	53.7	1.0

07/01/21 to 06/30/22.	0.6	0.0%	0.0%	0.4%	0.0%	0.0%	0.1	4.8	37.1	56.0	1.0

07/01/22 to 06/30/23.	N/A	0.0	0.0	0.8	0.0	0.0	0.2	4.5	35.1	57.6	1.8

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.28%	15.31%	N/A	7.98%	N/A	10.42%	N/A
Investor A	13.12	15.07	N/A	7.71	N/A	10.14	N/A
Investor P	13.07	15.03	8.99%	7.72	6.56%	10.15	9.35%
Class K	13.24	15.36	N/A	8.03	N/A	10.47	N/A

LifePath Index 2060 Fund Custom Benchmark(d)	12.99	15.48	N/A	7.95	N/A	10.38	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	1.82	N/A	1.88	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	0.82	N/A	0.48	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	1.53	N/A	2.81	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(0.88)	N/A	(0.75)	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	0.13	N/A	0.30	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	2.49	N/A	2.38	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(0.10)	N/A	2.44	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	3.38	N/A	7.04	N/A
Russell 1000® Index	16.68	19.36	N/A	11.92	N/A	13.94	N/A
Russell 2000® Index	8.09	12.31	N/A	4.21	N/A	10.04	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2060 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2060.

(c)	The LifePath Index 2060 Fund commenced operations on February 29, 2016.
(d)

The LifePath Index 2060 Fund compares its performance to that of a customized weighted index (the “LifePath Index 2060 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Index 2060 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Index 2060 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to May 31, 2022, the LifePath Index 2060 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective May 31, 2022, the LifePath Index 2060 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	21

LifePath Index Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Index 2060 Fund

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	98.6%
Fixed-Income Funds	1.0
Money Market Funds	0.5
Liabilities in Excess of Other Assets	(0.1)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Large Cap Index Master Portfolio	57.7%
iShares Core MSCI Total International Stock ETF	34.6
iShares Developed Real Estate Index Fund, Class K	4.4
Master Small Cap Index Series	1.9
iShares U.S. Long Credit Bond Index Fund	0.9
BlackRock Cash Funds: Treasury, SL Agency Shares	0.3
BlackRock Cash Funds: Institutional, SL Agency Shares	0.2
iShares TIPS Bond ETF	0.1

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

LifePath Index Fund Summary as of June 30, 2023	BlackRock LifePath® Index 2065 Fund

Investment Objective

BlackRock LifePath® Index 2065 Fund’s (“LifePath Index 2065 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Index 2065 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Index Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000 Index	Russell 2000 Index

10/31/19 to 06/30/20.	1.0%	N/A	N/A	N/A	N/A	N/A	0.0	4.8%	40.5%	52.4%	1.3%

07/01/20 to 06/30/21.	1.0	N/A	N/A	N/A	N/A	N/A	0.0	4.8	39.5	53.7	1.0

07/01/21 to 06/30/22.	0.7	0.0%	0.0%	0.5%	0.0%	0.0%	0.0	4.8	37.1	55.9	1.0

07/01/22 to 06/30/23.	N/A	0.0	0.0	1.0	0.0	0.0	0.0	4.5	35.1	57.6	1.8

(a)	The LifePath Index Fund commenced operations on October 30, 2019.

See “About Fund Performance” for descriptions of the indexes.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		Since Inception(c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.20%	15.35%	N/A	8.30%	N/A
Investor A	13.09	15.00	N/A	8.03	N/A
Investor P	13.08	15.09	9.06%	8.05	6.48%
Class K	13.31	15.49	N/A	8.37	N/A

LifePath Index 2065 Fund Custom Benchmark(d)	12.99	15.48	N/A	8.16	N/A
Bloomberg U.S. Intermediate Credit Bond Index	2.21	1.56	N/A	(0.21)	N/A
Bloomberg U.S. Intermediate Government Bond Index	1.11	(0.99)	N/A	(0.80)	N/A
Bloomberg U.S. Long Credit Bond Index	4.97	1.06	N/A	(3.03)	N/A
Bloomberg U.S. Long Government Bond Index	3.73	(6.79)	N/A	(5.55)	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	1.82	(1.50)	N/A	(1.89)	N/A
Bloomberg U.S. TIPS Index (Series-L)	1.87	(1.40)	N/A	1.80	N/A
FTSE EPRA Nareit Developed Index	1.02	(4.56)	N/A	(3.92)	N/A
MSCI ACWI ex USA IMI Index	9.10	12.47	N/A	4.09	N/A
Russell 1000® Index	16.68	19.36	N/A	12.42	N/A
Russell 2000® Index	8.09	12.31	N/A	6.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Index 2065 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2065.

(c)	The LifePath Index 2065 Fund commenced operations on October 30, 2019.
(d)

The LifePath Index 2065 Fund compares its performance to that of a customized weighted index (the “LifePath Index 2065 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Index 2065 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Index 2065 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly. Prior to May 31, 2022, the LifePath Index 2065 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective May 31, 2022, the LifePath Index 2065 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	23

LifePath Index Fund Summary as of June 30, 2023 (continued)	BlackRock LifePath® Index 2065 Fund

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	98.5%
Fixed-Income Funds	1.1
Money Market Funds	0.3
Other Assets Less Liabilities	0.1

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Large Cap Index Master Portfolio	57.7%
iShares Core MSCI Total International Stock ETF	34.6
iShares Developed Real Estate Index Fund, Class K	4.3
Master Small Cap Index Series	1.9
iShares U.S. Long Credit Bond Index Fund	1.0
BlackRock Cash Funds: Treasury, SL Agency Shares	0.3
iShares TIPS Bond ETF	0.1

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the LifePath Index Funds’ distributor to offer such shares. Except with respect to LifePath Index 2065 Fund, Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each LifePath Index Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), each LifePath Index Fund’s Manager and Administrator respectively, have contractually agreed to waive and/or reimburse a portion of each LifePath Index Fund’s expenses. Without such waivers and/or reimbursements, each LifePath Index Fund’s performance would have been lower. With respect to each LifePath Index Fund’s contractual waivers, if any, the Manager and the Administrator are under no obligation to continue waiving and/or reimbursing their fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Index Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Index Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Index Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Index Funds’ changing asset allocations over time. As of June 30, 2023, the following indexes are used to calculate the LifePath Index Funds’ custom benchmarks: Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bloomberg U.S. Intermediate Credit Bond Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. The Bloomberg U.S. Intermediate Government Bond Index includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures with a maturity greater 1 year and less than 10 years. The Bloomberg U.S. Long Credit Bond Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 10 years. The Bloomberg U.S. Long Government Bond Index includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures with a maturity greater than 10 years. The Bloomberg U.S. Securitized: MBS, ABS and CMBS Index measures the performance of residential mortgage backed securities issued by Government Sponsored Enterprises, asset backed securities and commercial mortgage backed securities. The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 93% of the U.S. market. The Russell 2000® Index is an index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Disclosure of Expenses

Shareholders of each LifePath Index Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	25

Disclosure of Expenses (continued)

examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath Index Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Index Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath Index Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath Index Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period (a)	Annualized Expense Ratio

LifePath Index Retirement Fund
Institutional	$ 1,000.00	$ 1,065.50	$ 0.56	$ 1,000.00	$ 1,024.25	$ 0.55	0.11%
Investor A	1,000.00	1,063.40	1.84	1,000.00	1,023.01	1.81	0.36
Investor P	1,000.00	1,063.50	1.84	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,064.90	0.31	1,000.00	1,024.50	0.30	0.06
LifePath Index 2025 Fund
Institutional	1,000.00	1,071.60	0.57	1,000.00	1,024.25	0.55	0.11
Investor A	1,000.00	1,070.40	1.85	1,000.00	1,023.01	1.81	0.36
Investor P	1,000.00	1,070.60	1.85	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,072.60	0.31	1,000.00	1,024.50	0.30	0.06
LifePath Index 2030 Fund
Institutional	1,000.00	1,087.10	0.57	1,000.00	1,024.25	0.55	0.11
Investor A	1,000.00	1,085.10	1.86	1,000.00	1,023.01	1.81	0.36
Investor P	1,000.00	1,085.20	1.86	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,086.70	0.31	1,000.00	1,024.50	0.30	0.06
LifePath Index 2035 Fund
Institutional	1,000.00	1,099.80	0.57	1,000.00	1,024.25	0.55	0.11
Investor A	1,000.00	1,098.70	1.87	1,000.00	1,023.01	1.81	0.36
Investor P	1,000.00	1,099.10	1.87	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,100.10	0.31	1,000.00	1,024.50	0.30	0.06
LifePath Index 2040 Fund
Institutional	1,000.00	1,113.20	0.52	1,000.00	1,024.30	0.50	0.10
Investor A	1,000.00	1,111.50	1.83	1,000.00	1,023.06	1.76	0.35
Investor P	1,000.00	1,111.50	1.83	1,000.00	1,023.06	1.76	0.35
Class K	1,000.00	1,113.40	0.26	1,000.00	1,024.55	0.25	0.05
LifePath Index 2045 Fund
Institutional	1,000.00	1,123.50	0.53	1,000.00	1,024.30	0.50	0.10
Investor A	1,000.00	1,122.50	1.84	1,000.00	1,023.06	1.76	0.35
Investor P	1,000.00	1,122.80	1.84	1,000.00	1,023.06	1.76	0.35
Class K	1,000.00	1,124.30	0.26	1,000.00	1,024.55	0.25	0.05
LifePath Index 2050 Fund
Institutional	1,000.00	1,130.00	0.53	1,000.00	1,024.30	0.50	0.10
Investor A	1,000.00	1,129.00	1.85	1,000.00	1,023.06	1.76	0.35
Investor P	1,000.00	1,128.50	1.85	1,000.00	1,023.06	1.76	0.35
Class K	1,000.00	1,130.90	0.26	1,000.00	1,024.55	0.25	0.05
LifePath Index 2055 Fund
Institutional	1,000.00	1,132.40	0.58	1,000.00	1,024.25	0.55	0.11
Investor A	1,000.00	1,131.40	1.90	1,000.00	1,023.01	1.81	0.36
Investor P	1,000.00	1,131.10	1.90	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,132.60	0.32	1,000.00	1,024.50	0.30	0.06
LifePath Index 2060 Fund
Institutional	1,000.00	1,132.80	0.58	1,000.00	1,024.25	0.55	0.11
Investor A	1,000.00	1,131.20	1.90	1,000.00	1,023.01	1.81	0.36
Investor P	1,000.00	1,130.70	1.90	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,132.40	0.32	1,000.00	1,024.50	0.30	0.06
LifePath Index 2065 Fund
Institutional	1,000.00	1,132.00	0.58	1,000.00	1,024.25	0.55	0.11
Investor A	1,000.00	1,130.90	1.90	1,000.00	1,023.01	1.81	0.36
Investor P	1,000.00	1,130.80	1.90	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,133.10	0.32	1,000.00	1,024.50	0.30	0.06

(a)

For each class of the LifePath Index Funds, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The LifePath Index Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the LifePath Index Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The LifePath Index Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath Index Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath Index Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	27

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Index Retirement Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 40.3%
iShares Core MSCI Total International Stock ETF	14,729,985	$922,391,661
iShares Developed Real Estate Index Fund, Class K	17,619,894	158,050,454
Large Cap Index Master Portfolio	$1,667,648,767	1,667,648,767
Master Small Cap Index Series	$220,188,294	220,188,294

		2,968,279,176

Fixed-Income Funds — 59.5%
iShares TIPS Bond ETF	5,338,376	574,516,025
iShares U.S. Intermediate Credit Bond Index Fund	73,088,789	708,961,252
iShares U.S. Intermediate Government Bond Index Fund	134,354,784	1,293,836,569
iShares U.S. Long Credit Bond Index Fund	16,873,426	157,597,794
iShares U.S. Long Government Bond Index Fund	60,789,938	531,304,057
iShares U.S. Securitized Bond Index Fund	118,933,034	1,117,970,523

		4,384,186,220

Security	Shares	Value

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(b)	2,698,899	$2,698,899

Total Investments — 99.8% (Cost: $6,557,917,817)		7,355,164,295

Other Assets Less Liabilities — 0.2%		11,348,261

Net Assets — 100.0%		$7,366,512,556

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Index Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$8,616	(b)	$—		$(8,616)	$—	$—	—	$7,271	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,510,487	—		(4,811,588	)(b)	—	—	2,698,899	2,698,899	162,669		—
iShares Core MSCI Total International Stock ETF	995,962,402	30,559,230		(183,793,899)		14,117,480	65,546,448	922,391,661	14,729,985	14,399,739		—
iShares Developed Real Estate Index Fund, Class K	157,292,190	5,878,423		(6,438,088)		(1,222,585)	2,540,514	158,050,454	17,619,894	1,230,706		—
iShares TIPS Bond ETF	574,591,540	17,904,655		(24,428,576)		(2,683,773)	9,132,179	574,516,025	5,338,376	5,340,724		—
iShares U.S. Intermediate Credit Bond Index Fund	525,053,143	203,749,406		(21,415,523)		(493,805)	2,068,031	708,961,252	73,088,789	10,453,639		—
iShares U.S. Intermediate Government Bond Index Fund.	1,376,377,175	86,060,615		(173,212,786)		(4,018,542)	8,630,107	1,293,836,569	134,354,784	15,020,559		—
iShares U.S. Long Credit Bond Index Fund	237,751,964	8,129,684		(97,130,629)		(5,241,286)	14,088,061	157,597,794	16,873,426	5,164,896		—
iShares U.S. Long Government Bond Index Fund	473,021,649	67,615,106		(22,297,627)		(2,709,156)	15,674,085	531,304,057	60,789,938	8,466,231		—
iShares U.S. Securitized Bond Index Fund	1,119,281,630	49,874,751		(55,193,310)		(2,791,570)	6,799,022	1,117,970,523	118,933,034	18,897,883		—

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Index Retirement Fund

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds
Large Cap Index Master Portfolio	$1,489,719,648	$—	$(54,946,823	)(b)(d)	$(11,468,613)	$244,344,555	$1,667,648,767	$1,667,648,767	$13,303,961	$—
Master Small Cap Index Series	222,346,539	—	(18,270,820	)(b)(d)	2,652,455	13,460,120	220,188,294	$220,188,294	2,047,226	—

					$(13,868,011)	$382,283,122	$7,355,164,295		$94,495,504	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Inclusive of income and expense allocated from the Master Portfolio.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Index Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Index Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments

Investment Companies
Equity Funds	$1,080,442,115	$—	$—	$1,080,442,115
Fixed-Income Funds	4,384,186,220	—	—	4,384,186,220
Money Market Funds	2,698,899	—	—	2,698,899

	$5,467,327,234	$—	$—	5,467,327,234

Investments Valued at NAV(a)				1,887,837,061

				$7,355,164,295

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Index 2025 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 44.6%
iShares Core MSCI Total International Stock ETF(b)	14,463,307	$905,692,284
iShares Developed Real Estate Index Fund, Class K	14,912,371	133,763,964
Large Cap Index Master Portfolio	$1,607,683,475	1,607,683,475
Master Small Cap Index Series	$187,342,028	187,342,028

		2,834,481,751

Fixed-Income Funds — 55.1%
iShares TIPS Bond ETF	4,505,811	484,915,380
iShares U.S. Intermediate Credit Bond Index Fund	57,105,192	553,920,361
iShares U.S. Intermediate Government Bond Index Fund	95,407,762	918,776,751
iShares U.S. Long Credit Bond Index Fund	21,107,494	197,143,994
iShares U.S. Long Government Bond Index Fund	54,348,856	475,009,005
iShares U.S. Securitized Bond Index Fund	93,374,407	877,719,430

		3,507,484,921

Security	Shares	Value

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	6,798,177	$6,799,537
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	10,482,553	10,482,553

		17,282,090

Total Investments — 100.0% (Cost: $5,712,634,550)		6,359,248,762

Liabilities in Excess of Other Assets — 0.0%		(177,091)

Net Assets — 100.0%		$6,359,071,671

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Index Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$35,909,984	$—	$(29,114,113	)(a)	$5,002	$(1,336	) $	6,799,537	6,798,177	$16,577	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	11,942,609	—	(1,460,056	)(a)	—	—		10,482,553	10,482,553	161,022		—

iShares Core MSCI Total International Stock ETF	968,969,832	33,467,770	(174,411,293)		7,345,005	70,320,970		905,692,284	14,463,307	14,450,572		—

iShares Developed Real Estate Index Fund, Class K	127,268,854	8,940,078	(3,464,136)		(406,118)	1,425,286		133,763,964	14,912,371	1,000,140		—

iShares TIPS Bond ETF	459,679,554	32,517,272	(12,357,656)		(2,285,259)	7,361,469		484,915,380	4,505,811	4,445,683		—

iShares U.S. Intermediate Credit Bond Index Fund	409,141,580	152,894,508	(9,575,921)		(244,612)	1,704,806		553,920,361	57,105,192	8,025,918		—

iShares U.S. Intermediate Government Bond Index Fund	885,229,488	72,273,614	(40,440,492)		(967,912)	2,682,053		918,776,751	95,407,762	10,221,807		—

iShares U.S. Long Credit Bond Index Fund	229,579,317	11,862,167	(52,294,162)		(2,730,117)	10,726,789		197,143,994	21,107,494	5,488,953		—

iShares U.S. Long Government Bond Index Fund	410,854,806	61,723,838	(8,889,661)		(1,131,190)	12,451,212		475,009,005	54,348,856	7,397,484		—

iShares U.S. Securitized Bond Index Fund	833,833,202	58,839,509	(17,460,252)		(888,756)	3,395,727		877,719,430	93,374,407	14,447,858		—

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Index 2025 Fund

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

Large Cap Index Master Portfolio	$1,462,658,023	$—		$(84,155,277	)(a)(c)	$(11,272,402)	$240,453,131	$1,607,683,475	$1,607,683,475	$13,101,382	$—
Master Small Cap Index Series	172,036,530	2,585,184(a	)(c)	—		2,143,874	10,576,440	187,342,028	$187,342,028	1,637,571	—

						$(10,432,485)	$361,096,547	$6,359,248,762		$80,394,967	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Index Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Index Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$1,039,456,248	$—	$—	$1,039,456,248
Fixed-Income Funds	3,507,484,921	—	—	3,507,484,921
Money Market Funds	17,282,090	—	—	17,282,090

	$4,564,223,259	$—	$—	4,564,223,259

Investments Valued at NAV(a)				1,795,025,503

				$6,359,248,762

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Index 2030 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 57.3%
iShares Core MSCI Total International Stock ETF(b)	33,955,885	$2,126,317,519
iShares Developed Real Estate Index Fund, Class K	32,245,815	289,244,963
Large Cap Index Master Portfolio	$3,668,865,327	3,668,865,327
Master Small Cap Index Series	$296,607,695	296,607,695

		6,381,035,504

Fixed-Income Funds — 42.5%
iShares TIPS Bond ETF	6,992,854	752,570,947
iShares U.S. Intermediate Credit Bond Index Fund	64,302,698	623,736,173
iShares U.S. Intermediate Government Bond Index Fund	111,861,646	1,077,227,655
iShares U.S. Long Credit Bond Index Fund	53,111,824	496,064,434
iShares U.S. Long Government Bond Index Fund	71,173,377	622,055,314
iShares U.S. Securitized Bond Index Fund	123,952,936	1,165,157,599

		4,736,812,122

Security	Shares	Value

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	11,095,339	$11,097,558
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	12,158,948	12,158,948

		23,256,506

Total Investments — 100.0% (Cost: $9,620,564,482)		11,141,104,132

Liabilities in Excess of Other Assets — 0.0%		(2,299,191)

Net Assets — 100.0%		$11,138,804,941

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Index Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$11,102,848	(a)	$—	$(5,238)		$(52) $	11,097,558	11,095,339	$16,732	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	5,274,503	6,884,445	(a)	—	—	—		12,158,948	12,158,948	421,820		—

iShares Core MSCI Total International Stock ETF	2,093,914,920	110,813,930		(248,761,831)	4,269,155	166,081,345		2,126,317,519	33,955,885	33,402,900		—

iShares Developed Real Estate Index Fund, Class K.	276,799,500	12,512,489		(2,183,366)	(370,120)	2,486,460		289,244,963	32,245,815	2,199,469		—

iShares TIPS Bond ETF	685,735,123	64,911,160		(5,498,344)	(1,108,992)	8,532,000		752,570,947	6,992,854	6,751,203		—

iShares U.S. Intermediate Credit Bond Index Fund	511,011,250	111,500,609		(1,226,908)	(26,184)	2,477,406		623,736,173	64,302,698	9,527,218		—

iShares U.S. Intermediate Government Bond Index Fund	924,843,207	154,019,894		(2,296,456)	(41,966)	702,976		1,077,227,655	111,861,646	11,102,054		—

iShares U.S. Long Credit Bond Index Fund	479,657,829	23,365,517		(22,024,945)	(1,629,442)	16,695,475		496,064,434	53,111,824	12,424,719		—

iShares U.S. Long Government Bond Index Fund	537,624,735	70,823,842		(1,308,046)	(138,908)	15,053,691		622,055,314	71,173,377	9,740,465		—

iShares U.S. Securitized Bond Index Fund	1,058,165,089	106,769,729		(2,564,458)	(105,640)	2,892,879		1,165,157,599	123,952,936	18,578,505		—

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Index 2030 Fund

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

Large Cap Index Master Portfolio	$3,269,247,166	$—		$(114,895,416	)(a)(c)	$(25,448,085)	$539,961,662	$3,668,865,327	$3,668,865,327	$29,484,411	$—
Master Small Cap Index Series	231,709,920	46,140,167	(a)(c)	—		3,279,243	15,478,365	296,607,695	$296,607,695	2,372,523	—

						$(21,326,177)	$770,362,207	$11,141,104,132		$136,022,019	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Index Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Index Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$2,415,562,482	$—	$—	$2,415,562,482
Fixed-Income Funds	4,736,812,122	—	—	4,736,812,122
Money Market Funds	23,256,506	—	—	23,256,506

	$7,175,631,110	$—	$—	7,175,631,110

Investments Valued at NAV(a)				3,965,473,022

				$11,141,104,132

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Index 2035 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 68.8%
iShares Core MSCI Total International Stock ETF(b)	29,428,154	$1,842,791,003
iShares Developed Real Estate Index Fund, Class K	28,245,095	253,358,498
Large Cap Index Master Portfolio	$3,146,096,573	3,146,096,573
Master Small Cap Index Series	$185,354,369	185,354,369

		5,427,600,443

Fixed-Income Funds — 31.0%
iShares TIPS Bond ETF	4,106,890	441,983,502
iShares U.S. Intermediate Credit Bond Index Fund	31,737,304	307,851,846
iShares U.S. Intermediate Government Bond Index Fund	46,655,000	449,287,651
iShares U.S. Long Credit Bond Index Fund	35,885,201	335,167,773
iShares U.S. Long Government Bond Index Fund	37,281,326	325,838,787
iShares U.S. Securitized Bond Index Fund	62,045,375	583,226,526

		2,443,356,085

Security	Shares	Value

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	5,466,257	$5,467,350
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	15,364,689	15,364,689

		20,832,039

Total Investments — 100.1% (Cost: $6,744,731,277)		7,891,788,567
Liabilities in Excess of Other Assets — (0.1)%		(4,124,645)

Net Assets — 100.0%		$7,887,663,922

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Index Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$131,684	$5,328,706(a	)	$—	$7,025	$(65	) $	5,467,350	5,466,257	$7,423(b	)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	8,490,298	6,874,391(a	)	—	—	—		15,364,689	15,364,689	352,522		—

iShares Core MSCI Total International Stock ETF	1,699,929,870	159,769,581		(156,791,972)	(11,027,850)	150,911,374		1,842,791,003	29,428,154	28,685,680		—

iShares Developed Real Estate Index Fund, Class K	227,780,329	25,902,546		(2,219,795)	(611,153)	2,506,571		253,358,498	28,245,095	1,870,154		—

iShares TIPS Bond ETF	378,439,543	63,412,017		(3,757,319)	(749,654)	4,638,915		441,983,502	4,106,890	3,856,539		—

iShares U.S. Intermediate Credit Bond Index Fund	241,059,275	66,415,602		(727,936)	(15,535)	1,120,440		307,851,846	31,737,304	4,556,336		—

iShares U.S. Intermediate Government Bond Index Fund	340,850,850	109,730,525		(1,087,696)	(19,877)	(186,151)		449,287,651	46,655,000	4,316,037		—

iShares U.S. Long Credit Bond Index Fund	313,040,066	25,902,715		(13,600,491)	(1,007,556)	10,833,039		335,167,773	35,885,201	8,226,910		—

iShares U.S. Long Government Bond Index Fund	268,644,814	50,632,288		(831,026)	(88,250)	7,480,961		325,838,787	37,281,326	4,955,621		—

iShares U.S. Securitized Bond Index Fund	500,015,858	83,690,205		(1,542,130)	(62,584)	1,125,177		583,226,526	62,045,375	8,997,922		—

Large Cap Index Master Portfolio	2,702,987,818	11,432,314(a	)(c)	—	(21,461,565)	453,138,006		3,146,096,573	$3,146,096,573	24,683,388		—
Master Small Cap Index Series	123,113,851	51,050,855(a	)(c)	—	2,031,678	9,157,985		185,354,369	$185,354,369	1,381,881		—

					$(33,005,321)	$640,726,252		$7,891,788,567		$91,890,413		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Index 2035 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Index Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Index Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$2,096,149,501	$—	$—	$2,096,149,501
Fixed-Income Funds	2,443,356,085	—	—	2,443,356,085
Money Market Funds	20,832,039	—	—	20,832,039

	$4,560,337,625	$—	$—	4,560,337,625

Investments Valued at NAV(a)				3,331,450,942

				$7,891,788,567

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Index 2040 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 80.1%
iShares Core MSCI Total International Stock ETF(b)	44,879,253	$2,810,338,823
iShares Developed Real Estate Index Fund, Class K	43,006,166	385,765,312
Large Cap Index Master Portfolio	$4,733,211,018	4,733,211,018
Master Small Cap Index Series	$220,775,751	220,775,751

		8,150,090,904

Fixed-Income Funds — 19.7%
iShares TIPS Bond ETF(b)	3,909,030	420,689,809
iShares U.S. Intermediate Credit Bond Index Fund	20,844,272	202,189,442
iShares U.S. Intermediate Government Bond Index Fund	25,099,577	241,708,923
iShares U.S. Long Credit Bond Index Fund	44,294,682	413,712,326
iShares U.S. Long Government Bond Index Fund	30,426,114	265,924,234
iShares U.S. Securitized Bond Index Fund	49,303,316	463,451,166

		2,007,675,900

Security	Shares	Value

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	14,374,775	$14,377,650
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	20,010,502	20,010,502

		34,388,152

Total Investments — 100.1% (Cost: $8,201,576,233)		10,192,154,956
Liabilities in Excess of Other Assets — (0.1)%		(13,515,418)

Net Assets — 100.0%		$10,178,639,538

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Index Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$14,384,163	(a)	$—	$(5,371)	$(1,142)	$14,377,650	14,374,775	$14,482	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,930,447	10,080,055	(a)	—	—	—	20,010,502	20,010,502	441,448		—
iShares Core MSCI Total International Stock ETF	2,566,076,287	180,139,219		(147,489,615)	(3,424,603)	215,037,535	2,810,338,823	44,879,253	43,332,566		—
iShares Developed Real Estate Index Fund, Class K	346,328,466	37,908,441		(1,494,599)	(327,504)	3,350,508	385,765,312	43,006,166	2,860,920		—
iShares TIPS Bond ETF	358,214,879	60,480,801		(1,582,380)	(330,559)	3,907,068	420,689,809	3,909,030	3,661,387		—
iShares U.S. Intermediate Credit Bond Index Fund	147,177,930	54,467,205		—	—	544,307	202,189,442	20,844,272	2,861,806		—
iShares U.S. Intermediate Government Bond Index Fund	150,198,746	92,266,707		—	—	(756,530)	241,708,923	25,099,577	2,144,790		—
iShares U.S. Long Credit Bond Index Fund	402,128,191	27,386,363		(28,653,103)	(2,111,281)	14,962,156	413,712,326	44,294,682	10,347,004		—
iShares U.S. Long Government Bond Index Fund	212,710,145	47,451,721		—	—	5,762,368	265,924,234	30,426,114	4,026,529		—
iShares U.S. Securitized Bond Index Fund	396,409,965	66,297,834		—	—	743,367	463,451,166	49,303,316	7,151,443		—

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Index 2040 Fund

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

Large Cap Index Master Portfolio	$4,136,964,921	$—		$(56,678,630)(a)(c)	$(32,407,498)	$685,332,225	$4,733,211,018	$4,733,211,018	$37,432,420	$—
Master Small Cap Index Series	118,270,322	89,156,125	(a)(c)	—	2,447,009	10,902,295	220,775,751	$220,775,751	1,472,600	—

					$(36,159,807)	$939,784,157	$10,192,154,956		$115,747,395	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Index Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Index Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$3,196,104,135	$—	$—	$3,196,104,135
Fixed-Income Funds	2,007,675,900	—	—	2,007,675,900
Money Market Funds	34,388,152	—	—	34,388,152

	$5,238,168,187	$—	$—	5,238,168,187

Investments Valued at NAV(a)				4,953,986,769

				$10,192,154,956

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Index 2045 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 89.9%
iShares Core MSCI Total International Stock ETF(b)	32,512,240	$2,035,916,468
iShares Developed Real Estate Index Fund, Class K	30,956,398	277,678,893
Large Cap Index Master Portfolio	$3,420,870,241	3,420,870,241
Master Small Cap Index Series	$120,230,769	120,230,769

		5,854,696,371

Fixed-Income Funds — 9.9%
iShares TIPS Bond ETF	1,505,480	162,019,758
iShares U.S. Intermediate Credit Bond Index Fund	802,117	7,780,532
iShares U.S. Intermediate Government Bond Index Fund	604,476	5,821,100
iShares U.S. Long Credit Bond Index Fund	30,264,985	282,674,962
iShares U.S. Long Government Bond Index Fund	5,365,280	46,892,547
iShares U.S. Securitized Bond Index Fund	15,117,388	142,103,446

		647,292,345

Security	Shares	Value

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	6,287,063	$6,288,320
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	8,161,543	8,161,543

		14,449,863

Total Investments — 100.0% (Cost: $5,285,592,758)		6,516,438,579
Other Assets Less Liabilities — 0.0%		530,779

Net Assets — 100.0%		$6,516,969,358

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Index Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$22,604,324	$—		$(16,318,090	)(a)	$3,110	$(1,024)	$6,288,320	6,287,063	$9,586	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,963,435	5,198,108	(a)	—		—	—	8,161,543	8,161,543	315,834		—
iShares Core MSCI Total International Stock ETF	1,773,193,506	199,389,883		(84,115,538)		(10,585,401)	158,034,018	2,035,916,468	32,512,240	31,289,500		—
iShares Developed Real Estate Index Fund, Class K	239,833,349	37,494,312		(1,545,628)		(393,085)	2,289,945	277,678,893	30,956,398	2,063,867		—
iShares TIPS Bond ETF	128,069,460	34,643,134		(1,845,968)		(386,029)	1,539,161	162,019,758	1,505,480	1,368,050		—
iShares U.S. Intermediate Credit Bond Index Fund	526,865	7,286,283		—		—	(32,616)	7,780,532	802,117	58,865		—
iShares U.S. Intermediate Government Bond Index Fund	—	5,885,480		—		—	(64,380)	5,821,100	604,476	23,274		—
iShares U.S. Long Credit Bond Index Fund	219,175,996	56,817,966		—		—	6,681,000	282,674,962	30,264,985	6,237,074		—
iShares U.S. Long Government Bond Index Fund	27,684,246	18,594,892		—		—	613,409	46,892,547	5,365,280	578,149		—
iShares U.S. Securitized Bond Index Fund	109,867,118	32,174,279		—		—	62,049	142,103,446	15,117,388	2,064,194		—

Large Cap Index Master Portfolio	2,879,759,331	79,038,232	(a)(c)	—		(23,058,918)	485,131,596	3,420,870,241	$3,420,870,241	26,439,954		—
Master Small Cap Index Series	56,668,668	56,634,328	(a)(c)	—		1,293,137	5,634,636	120,230,769	$120,230,769	787,294		—

						$(33,127,186)	$659,887,794	$6,516,438,579		$71,235,641		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Index 2045 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Index Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Index Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$2,313,595,361	$—	$—	$2,313,595,361
Fixed-Income Funds	647,292,345	—	—	647,292,345
Money Market Funds	14,449,863	—	—	14,449,863

	$2,975,337,569	$—	$—	2,975,337,569

Investments Valued at NAV(a)				3,541,101,010

				$6,516,438,579

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Index 2050 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 96.4%
iShares Core MSCI Total International Stock ETF(b)	36,269,778	$2,271,213,498
iShares Developed Real Estate Index Fund, Class K	34,066,393	305,575,543
Large Cap Index Master Portfolio	$3,811,744,595	3,811,744,595
Master Small Cap Index Series	$116,374,784	116,374,784

		6,504,908,420

Fixed-Income Funds — 3.4%
iShares TIPS Bond ETF	583,685	62,816,180
iShares U.S. Long Credit Bond Index Fund	17,211,199	160,752,596
iShares U.S. Long Government Bond Index Fund	424,847	3,713,165

		227,281,941

Security	Shares	Value

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	4,063,180	$4,063,992
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	16,617,200	16,617,200

		20,681,192

Total Investments — 100.1% (Cost: $5,383,740,209)		6,752,871,553
Liabilities in Excess of Other Assets — (0.1)%		(3,973,953)

Net Assets — 100.0%		$6,748,897,600

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Index Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$48,366,043	$—		$(44,306,643	)(a)	$5,988	$(1,396)	$4,063,992	4,063,180	$3,316	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,651,195	12,966,005	(a)	—		—	—	16,617,200	16,617,200	329,456		—
iShares Core MSCI Total International Stock ETF	1,953,737,953	233,761,021		(79,348,475)		(9,985,452)	173,048,451	2,271,213,498	36,269,778	34,828,862		—
iShares Developed Real Estate Index Fund, Class K	264,508,436	40,701,730		(1,784,343)		(476,439)	2,626,159	305,575,543	34,066,393	2,271,022		—
iShares TIPS Bond ETF	47,070,961	18,668,451		(3,255,295)		(679,804)	1,011,867	62,816,180	583,685	545,063		—
iShares U.S. Long Credit Bond Index Fund	105,431,254	52,431,247		—		—	2,890,095	160,752,596	17,211,199	3,285,364		—
iShares U.S. Long Government Bond Index Fund	719,406	2,986,197		—		—	7,562	3,713,165	424,847	44,507		—
Large Cap Index Master Portfolio	3,168,904,503	132,337,755	(a)(c)	—		(25,483,142)	535,985,479	3,811,744,595	$3,811,744,595	29,201,309		—
Master Small Cap Index Series	58,228,378	51,384,245	(a)(c)	—		1,243,283	5,518,878	116,374,784	$116,374,784	773,443		—

						$(35,375,566)	$721,087,095	$6,752,871,553		$71,282,342		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Index 2050 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Index Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Index Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$2,576,789,041	$—	$—	$2,576,789,041
Fixed-Income Funds	227,281,941	—	—	227,281,941
Money Market Funds	20,681,192	—	—	20,681,192

	$2,824,752,174	$—	$—	2,824,752,174

Investments Valued at NAV(a)				3,928,119,379

				$6,752,871,553

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Index 2055 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 98.5%
iShares Core MSCI Total International Stock ETF	23,121,544	$1,447,871,085
iShares Developed Real Estate Index Fund, Class K	20,576,242	184,568,891
Large Cap Index Master Portfolio	$2,425,324,089	2,425,324,089
Master Small Cap Index Series	$74,746,315	74,746,315

		4,132,510,380

Fixed-Income Funds — 1.0%
iShares TIPS Bond ETF	99,447	10,702,486
iShares U.S. Long Credit Bond Index Fund	3,358,767	31,370,881

		42,073,367

Security	Shares	Value

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(b)	10,315,825	$10,315,825

Total Investments — 99.8% (Cost: $3,445,567,781)		4,184,899,572

Other Assets Less Liabilities — 0.2%		8,596,239

Net Assets — 100.0%		$4,193,495,811

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Index Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$275,898,404	$—		$(275,925,704	)(b)	$27,343	$(43)	$—	—	$5,869	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,614,281	7,701,544	(b)	—		—	—	10,315,825	10,315,825	220,522		—
iShares Core MSCI Total International Stock ETF	1,196,111,500	194,728,626		(43,656,839)		(5,920,758)	106,608,556	1,447,871,085	23,121,544	22,093,410		—
iShares Developed Real Estate Index Fund, Class K	161,393,638	32,603,803		(10,712,909)		(2,779,444)	4,063,803	184,568,891	20,576,242	1,424,637		—
iShares TIPS Bond ETF	7,798,114	2,845,026		—		—	59,346	10,702,486	99,447	88,245		—
iShares U.S. Long Credit Bond Index Fund	26,062,783	4,500,394		—		—	807,704	31,370,881	3,358,767	733,922		—
Large Cap Index Master Portfolio	1,940,060,778	166,357,429	(b)(d)	—		(16,003,276)	334,909,158	2,425,324,089	$2,425,324,089	18,232,755		—
Master Small Cap Index Series	34,923,955	35,780,111	(b)(d)	—		750,037	3,292,212	74,746,315	$74,746,315	464,852		—

						$(23,926,098)	$449,740,736	$4,184,899,572		$43,264,212		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Inclusive of income and expense allocated from the Master Portfolio.

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Index 2055 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Index Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Index Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$1,632,439,976	$—	$—	$1,632,439,976
Fixed-Income Funds	42,073,367	—	—	42,073,367
Money Market Funds	10,315,825	—	—	10,315,825

	$1,684,829,168	$—	$—	1,684,829,168

Investments Valued at NAV(a)				2,500,070,404

				$4,184,899,572

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Index 2060 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 98.6%
iShares Core MSCI Total International Stock ETF(b)	11,626,536	$728,053,685
iShares Developed Real Estate Index Fund, Class K	10,321,583	92,584,595
Large Cap Index Master Portfolio	$1,215,841,921	1,215,841,921
Master Small Cap Index Series	$39,313,266	39,313,266

		2,075,793,467

Fixed-Income Funds — 1.0%
iShares TIPS Bond ETF(b)	29,021	3,123,240
iShares U.S. Long Credit Bond Index Fund	1,919,636	17,929,396

		21,052,636

Security	Shares	Value

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)	3,784,039	$3,784,796
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)	6,147,206	6,147,206

		9,932,002

Total Investments — 100.1% (Cost: $1,832,469,405)		2,106,778,105
Liabilities in Excess of Other Assets — (0.1)%		(1,930,889)

Net Assets — 100.0%		$2,104,847,216

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Index Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,637,400	$2,147,492	(a)	$—	$880	$(976)	$3,784,796	3,784,039	$2,067	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	862,982	5,284,224	(a)	—	—	—	6,147,206	6,147,206	124,608		—
iShares Core MSCI Total International Stock ETF	565,695,620	136,391,987		(22,188,195)	(3,569,474)	51,723,747	728,053,685	11,626,536	11,052,780		—
iShares Developed Real Estate Index Fund, Class K	76,483,865	20,981,717		(5,435,339)	(1,505,816)	2,060,168	92,584,595	10,321,583	698,215		—
iShares TIPS Bond ETF	2,280,158	822,066		—	—	21,016	3,123,240	29,021	24,928		—
iShares U.S. Long Credit Bond Index Fund	13,732,900	3,779,520		—	—	416,976	17,929,396	1,919,636	398,430		—
Large Cap Index Master Portfolio	914,724,274	144,668,322	(a)(c)	—	(7,909,080)	164,358,405	1,215,841,921	$1,215,841,921	8,917,676		—
Master Small Cap Index Series	16,406,516	20,894,340	(a)(c)	—	379,785	1,632,625	39,313,266	$39,313,266	230,197		—

					$(12,603,705)	$220,211,961	$2,106,778,105		$21,448,901		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Index 2060 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Index Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Index Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$820,638,280	$—	$—	$820,638,280
Fixed-Income Funds	21,052,636	—	—	21,052,636
Money Market Funds	9,932,002	—	—	9,932,002

	$851,622,918	$—	$—	851,622,918

Investments Valued at NAV(a)				1,255,155,187

				$2,106,778,105

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) June 30, 2023	BlackRock LifePath® Index 2065 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 98.5%
iShares Core MSCI Total International Stock ETF	2,215,485	$138,733,671
iShares Developed Real Estate Index Fund, Class K	1,925,235	17,269,357
Large Cap Index Master Portfolio	$231,455,599	231,455,599
Master Small Cap Index Series	$7,565,671	7,565,671

		395,024,298

Fixed-Income Funds — 1.1%
iShares TIPS Bond ETF	3,000	322,860
iShares U.S. Long Credit Bond Index Fund	416,446	3,889,604

		4,212,464

Security	Shares	Value

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(b)	1,297,570	$1,297,570

Total Investments — 99.9% (Cost: $365,783,091)		400,534,332
Other Assets Less Liabilities — 0.1%		298,943

Net Assets — 100.0%		$400,833,275

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Index Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares/ Investment Value Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$ 832,979	$ 464,591	(a)	$ —	$—	$—	$1,297,570	1,297,570	$30,968	$—

iShares Core MSCI Total International Stock ETF	88,900,207	45,512,702		(3,479,821)	(659,330)	8,459,913	138,733,671	2,215,485	2,070,635	—

iShares Developed Real Estate Index Fund, Class K	12,057,092	6,503,746		(1,357,603)	(399,331)	465,453	17,269,357	1,925,235	122,994	—

iShares TIPS Bond ETF	—	322,858		—	—	2	322,860	3,000	—	—

iShares U.S. Long Credit Bond Index Fund	2,576,847	1,235,155		—	—	77,602	3,889,604	416,446	81,061	—

Large Cap Index Master Portfolio	143,985,307	59,863,219	(a)(b)	—	(1,426,400)	29,033,473	231,455,599	$231,455,599	1,557,132	—
Master Small Cap Index Series	2,524,461	4,669,864	(a)(b)	—	73,999	297,347	7,565,671	$7,565,671	41,998	—

					$(2,411,062)	$38,333,790	$400,534,332		$3,904,788	$—

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock LifePath® Index 2065 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Index Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Index Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$156,003,028	$—	$—	$156,003,028
Fixed-Income Funds	4,212,464	—	—	4,212,464
Money Market Funds	1,297,570	—	—	1,297,570

	$161,513,062	$—	$—	161,513,062

Investments Valued at NAV(a)				239,021,270

				$400,534,332

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Statements of Assets and Liabilities  (unaudited)

June 30, 2023

	BlackRock LifePath® Index Retirement Fund	BlackRock LifePath® Index 2025 Fund	BlackRock LifePath® Index 2030 Fund	BlackRock LifePath® Index 2035 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$7,355,164,295	$6,359,248,762	$11,141,104,132	$7,891,788,567
Receivables:
Investments sold	79,691,482	104,426,544	168,485,531	95,161,634
Securities lending income — affiliated	940	1,558	1,719	200
Capital shares sold	8,235,259	14,043,180	10,424,239	18,994,887
Dividends — affiliated	9,670,428	7,741,727	10,580,213	5,468,478

Total assets	7,452,762,404	6,485,461,771	11,330,595,834	8,011,413,766

LIABILITIES
Bank overdraft	—	—	4,220	18,094
Collateral on securities loaned	—	6,799,375	11,103,021	5,467,350
Payables:
Investments purchased	72,946,540	107,811,981	167,626,966	108,083,961
Administration fees	679,867	439,887	917,432	527,634
Capital shares redeemed	9,255,372	8,037,552	7,307,863	5,602,086
Income dividend distributions	2,684,622	3,053,676	4,198,391	3,888,471
Investment advisory fees	191,036	145,446	167,593	70,474
Trustees’ and Officer’s fees	14,244	11,294	18,071	12,038
Professional fees	50,832	52,056	49,883	44,608
Service fees	427,335	38,833	397,453	35,128

Total liabilities	86,249,848	126,390,100	191,790,893	123,749,844

Commitments and contingent liabilities
NET ASSETS	$7,366,512,556	$6,359,071,671	$11,138,804,941	$7,887,663,922

NET ASSETS CONSIST OF
Paid-in capital	$6,375,218,518	$5,576,221,597	$9,514,040,471	$6,767,665,868
Accumulated earnings	991,294,038	782,850,074	1,624,764,470	1,119,998,054

NET ASSETS	$7,366,512,556	$6,359,071,671	$11,138,804,941	$7,887,663,922

(a) Investments, at cost — affiliated	$6,557,917,817	$5,712,634,550	$9,620,564,482	$6,744,731,277
(b) Securities loaned, at value	$—	$6,731,650	$10,989,810	$5,391,582

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2023

	BlackRock LifePath® Index Retirement Fund	BlackRock LifePath® Index 2025 Fund	BlackRock LifePath® Index 2030 Fund	BlackRock LifePath® Index 2035 Fund

NET ASSET VALUE

Institutional
Net assets	$379,623,394	$190,091,195	$544,160,303	$201,185,685

Shares outstanding	29,573,833	13,163,181	35,185,884	12,047,287

Net asset value	$12.84	$14.44	$15.47	$16.70

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A
Net assets	$166,927,162	$102,816,031	$187,815,408	$127,157,680

Shares outstanding	13,020,004	7,128,114	12,146,910	7,634,375

Net asset value	$12.82	$14.42	$15.46	$16.66

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor P
Net assets	$1,903,410,839	$90,996,965	$1,759,043,540	$49,936,945

Shares outstanding	148,609,772	6,324,084	113,862,469	3,004,832

Net asset value	$12.81	$14.39	$15.45	$16.62

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K
Net assets	$4,916,551,161	$5,975,167,480	$8,647,785,690	$7,509,383,612

Shares outstanding	383,259,182	413,583,874	559,716,598	450,105,462

Net asset value	$12.83	$14.45	$15.45	$16.68

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

F I N A N C I A L S T A T E M E N T S	49

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2023

	BlackRock LifePath® Index 2040 Fund	BlackRock LifePath® Index 2045 Fund	BlackRock LifePath® Index 2050 Fund	BlackRock LifePath® Index 2055 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$10,192,154,956	$6,516,438,579	$6,752,871,553	$4,184,899,572
Receivables:
Investments sold	79,732,588	36,876,320	15,071,402	9,952,457
Securities lending income — affiliated	926	—	155	—
Capital shares sold	13,943,734	16,694,331	11,077,917	15,787,504
Dividends — affiliated	4,645,431	1,667,062	687,632	167,122

Total assets	10,290,477,635	6,571,676,292	6,779,708,659	4,210,806,655

LIABILITIES
Bank overdraft	47,940	—	109,512	58,265
Collateral on securities loaned	14,378,806	6,288,525	4,064,400	—
Payables:
Investments purchased	86,471,147	41,376,556	19,073,772	12,434,366
Administration fees	834,690	430,850	485,904	276,484
Capital shares redeemed	5,809,588	3,229,122	4,090,113	2,595,309
Income dividend distributions	3,847,077	3,298,313	2,805,082	1,880,090
Investment advisory fees	45,033	8,761	5,224	3,910
Trustees’ and Officer’s fees	15,386	9,328	9,532	5,848
Professional fees	50,683	39,690	39,466	38,623
Service fees	337,747	25,789	128,054	17,949

Total liabilities	111,838,097	54,706,934	30,811,059	17,310,844

Commitments and contingent liabilities
NET ASSETS	$10,178,639,538	$6,516,969,358	$6,748,897,600	$4,193,495,811

NET ASSETS CONSIST OF
Paid-in capital	$8,319,502,659	$5,458,693,200	$5,563,136,686	$3,570,642,622
Accumulated earnings	1,859,136,879	1,058,276,158	1,185,760,914	622,853,189

NET ASSETS	$10,178,639,538	$6,516,969,358	$6,748,897,600	$4,193,495,811

(a) Investments, at cost — affiliated	$8,201,576,233	$5,285,592,758	$5,383,740,209	$3,445,567,781
(b) Securities loaned, at value	$14,158,786	$6,199,380	$4,020,204	$—

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2023

	BlackRock LifePath® Index 2040 Fund	BlackRock LifePath® Index 2045 Fund	BlackRock LifePath® Index 2050 Fund	BlackRock LifePath® Index 2055 Fund

NET ASSET VALUE

Institutional
Net assets	$664,226,224	$166,569,379	$164,527,745	$138,715,823

Shares outstanding	37,530,618	8,872,426	8,475,001	6,952,250

Net asset value	$17.70	$18.77	$19.41	$19.95

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A
Net assets	$150,977,115	$113,092,706	$116,362,461	$83,317,169

Shares outstanding	8,547,157	6,037,739	6,009,832	4,185,715

Net asset value	$17.66	$18.73	$19.36	$19.91

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor P
Net assets	$1,523,917,892	$18,312,948	$525,160,835	$9,625,571

Shares outstanding	86,353,569	979,719	27,147,292	484,269

Net asset value	$17.65	$18.69	$19.34	$19.88

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K
Net assets	$7,839,518,307	$6,218,994,325	$5,942,846,559	$3,961,837,248

Shares outstanding	443,028,021	330,966,037	306,169,392	198,515,659

Net asset value	$17.70	$18.79	$19.41	$19.96

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

F I N A N C I A L S T A T E M E N T S	51

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2023

	BlackRock LifePath® Index 2060 Fund	BlackRock LifePath® Index 2065 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$2,106,778,105	$400,534,332
Receivables:
Investments sold	4,942,099	1,291,343
Capital shares sold	6,944,168	1,814,950
Dividends — affiliated	93,786	21,847

Total assets	2,118,758,158	403,662,472

LIABILITIES
Collateral on securities loaned	3,784,800	—
Payables:
Investments purchased	7,598,646	2,508,025
Administration fees	133,257	21,288
Capital shares redeemed	1,393,554	134,269
Income dividend distributions	948,108	141,803
Investment advisory fees	2,529	563
Trustees’ and Officer’s fees	3,133	905
Other accrued expenses	226	—
Professional fees	39,919	20,887
Service fees	6,770	1,457

Total liabilities	13,910,942	2,829,197

Commitments and contingent liabilities
NET ASSETS	$2,104,847,216	$400,833,275

NET ASSETS CONSIST OF
Paid-in capital	$1,893,103,692	$387,766,271
Accumulated earnings	211,743,524	13,067,004

NET ASSETS	$2,104,847,216	$400,833,275

(a) Investments, at cost — affiliated	$1,832,469,405	$365,783,091
(b) Securities loaned, at value	$3,726,658	$—

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2023

	BlackRock LifePath® Index 2060 Fund	BlackRock LifePath® Index 2065 Fund

NET ASSET VALUE

Institutional
Net assets	$53,601,375	$17,399,131

Shares outstanding	3,009,830	1,390,386

Net asset value	$17.81	$12.51

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor A
Net assets	$23,383,305	$1,644,326

Shares outstanding	1,316,179	131,508

Net asset value	$17.77	$12.50

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor P
Net assets	$13,244,381	$6,058,456

Shares outstanding	746,181	484,767

Net asset value	$17.75	$12.50

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Class K
Net assets	$2,014,618,155	$375,731,362

Shares outstanding	113,088,861	30,019,925

Net asset value	$17.81	$12.52

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Operations  (unaudited)

Six Months Ended June 30, 2023

	BlackRock LifePath® Index Retirement Fund	BlackRock LifePath® Index 2025 Fund	BlackRock LifePath® Index 2030 Fund	BlackRock LifePath® Index 2035 Fund

INVESTMENT INCOME
Dividends — affiliated	$79,137,046	$65,639,437	$104,148,353	$65,817,721
Securities lending income — affiliated — net	7,271	16,577	16,732	7,423
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	14,883,928	14,309,383	30,995,416	25,391,793
Interest — affiliated	767,867	718,536	1,484,509	1,181,811
Expenses	(309,382)	(297,218)	(640,064)	(521,903)
Fees waived	8,774	8,252	17,073	13,568

Total investment income	94,495,504	80,394,967	136,022,019	91,890,413

EXPENSES
Service — class specific	2,596,366	241,988	2,383,749	210,768
Administration — class specific	2,065,153	1,328,786	2,728,118	1,551,531
Investment advisory	1,813,166	1,541,384	2,649,658	1,827,062
Trustees and Officer	28,629	24,258	38,771	27,295
Professional	10,993	11,047	11,050	11,047
Miscellaneous	4,402	4,382	4,373	4,135

Total expenses	6,518,709	3,151,845	7,815,719	3,631,838
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(1,359,706)	(1,225,421)	(2,375,390)	(1,792,987)

Total expenses after fees waived and/or reimbursed	5,159,003	1,926,424	5,440,329	1,838,851

Net investment income	89,336,501	78,468,543	130,581,690	90,051,562

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(5,051,853)	(1,303,957)	842,665	(13,575,434)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(8,816,158)	(9,128,528)	(22,168,842)	(19,429,887)

	(13,868,011)	(10,432,485)	(21,326,177)	(33,005,321)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	124,478,447	110,066,976	214,922,180	178,430,261
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	257,804,675	251,029,571	555,440,027	462,295,991

	382,283,122	361,096,547	770,362,207	640,726,252

Net realized and unrealized gain	368,415,111	350,664,062	749,036,030	607,720,931

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$457,751,612	$429,132,605	$879,617,720	$697,772,493

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited) (continued)

Six Months Ended June 30, 2023

	BlackRock LifePath® Index 2040 Fund	BlackRock LifePath® Index 2045 Fund	BlackRock LifePath® Index 2050 Fund	BlackRock LifePath® Index 2055 Fund

INVESTMENT INCOME
Dividends — affiliated	$76,827,893	$43,998,807	$41,304,274	$24,560,736
Securities lending income — affiliated — net	14,482	9,586	3,316	5,869
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	37,934,723	26,561,393	29,246,902	18,243,808
Interest — affiliated	1,728,055	1,194,374	1,308,721	816,481
Expenses	(777,615)	(542,179)	(595,802)	(372,007)
Fees waived	19,857	13,660	14,931	9,325

Total investment income	115,747,395	71,235,641	71,282,342	43,264,212

EXPENSES
Administration — class specific	2,455,051	1,257,056	1,413,907	801,890
Investment advisory	2,369,452	1,483,658	1,532,360	936,633
Service — class specific	2,011,170	154,399	753,991	107,466
Trustees and Officer	34,497	22,356	22,944	15,093
Professional	11,050	11,047	11,050	11,047
Miscellaneous	4,430	4,422	4,488	2,921

Total expenses	6,885,650	2,932,938	3,738,740	1,875,050
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(2,478,228)	(1,623,040)	(1,694,665)	(1,039,322)

Total expenses after fees waived and/or reimbursed	4,407,422	1,309,898	2,044,075	835,728

Net investment income	111,339,973	69,925,743	69,238,267	42,428,484

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — affiliated	(6,199,318)	(11,361,405)	(11,135,707)	(8,672,859)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(29,960,489)	(21,765,781)	(24,239,859)	(15,253,239)

	(36,159,807)	(33,127,186)	(35,375,566)	(23,926,098)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	243,549,637	169,121,562	179,582,738	111,539,366
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	696,234,520	490,766,232	541,504,357	338,201,370

	939,784,157	659,887,794	721,087,095	449,740,736

Net realized and unrealized gain	903,624,350	626,760,608	685,711,529	425,814,638

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,014,964,323	$696,686,351	$754,949,796	$468,243,122

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Operations  (unaudited) (continued)

Six Months Ended June 30, 2023

	BlackRock LifePath® Index 2060 Fund	BlackRock LifePath® Index 2065 Fund

INVESTMENT INCOME
Dividends — affiliated	$12,298,961	$2,305,658
Securities lending income — affiliated — net	2,067	—
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	8,925,119	1,559,833
Interest — affiliated	400,445	70,333
Expenses	(182,270)	(31,838)
Fees waived	4,579	802

Total investment income	21,448,901	3,904,788

EXPENSES
Investment advisory	458,009	79,838
Administration — class specific	385,668	68,894
Service — class specific	39,436	7,974
Professional	11,044	11,040
Trustees and Officer	8,726	4,021
Miscellaneous	2,566	398

Total expenses	905,449	172,165
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(513,356)	(100,545)

Total expenses after fees waived and/or reimbursed	392,093	71,620

Net investment income	21,056,808	3,833,168

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — affiliated	(5,074,410)	(1,058,661)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(7,529,295)	(1,352,401)

	(12,603,705)	(2,411,062)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	54,220,931	9,002,970
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	165,991,030	29,330,820

	220,211,961	38,333,790

Net realized and unrealized gain	207,608,256	35,922,728

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$228,665,064	$39,755,896

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock LifePath® Index Retirement Fund		BlackRock LifePath® Index 2025 Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$89,336,501	$183,935,037	$78,468,543	$150,457,220
Net realized loss	(13,868,011)	(74,917,766)	(10,432,485)	(82,535,033)
Net change in unrealized appreciation (depreciation)	382,283,122	(1,491,872,975)	361,096,547	(1,181,684,724)

Net increase (decrease) in net assets resulting from operations	457,751,612	(1,382,855,704)	429,132,605	(1,113,762,537)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(4,696,470)	(10,520,771)	(2,329,311)	(4,584,259)
Investor A	(1,868,635)	(4,331,472)	(1,136,071)	(2,455,320)
Investor P	(21,228,280)	(48,257,638)	(996,623)	(2,000,705)
Class K	(61,052,118)	(130,483,386)	(73,111,508)	(141,953,512)

Decrease in net assets resulting from distributions to shareholders	(88,845,503)	(193,593,267)	(77,573,513)	(150,993,796)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(179,532,521)	(331,626,403)	46,251,450	243,809,939

NET ASSETS
Total increase (decrease) in net assets	189,373,588	(1,908,075,374)	397,810,542	(1,020,946,394)
Beginning of period	7,177,138,968	9,085,214,342	5,961,261,129	6,982,207,523

End of period	$7,366,512,556	$7,177,138,968	$6,359,071,671	$5,961,261,129

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath® Index 2030 Fund		BlackRock LifePath® Index 2035 Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$130,581,690	$235,984,508	$90,051,562	$152,250,364
Net realized loss	(21,326,177)	(126,802,345)	(33,005,321)	(108,454,870)
Net change in unrealized appreciation (depreciation)	770,362,207	(2,036,513,282)	640,726,252	(1,340,366,682)

Net increase (decrease) in net assets resulting from operations	879,617,720	(1,927,331,119)	697,772,493	(1,296,571,188)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(6,405,324)	(12,609,861)	(2,283,074)	(3,971,857)
Investor A	(2,010,711)	(4,064,285)	(1,307,107)	(2,540,945)
Investor P	(18,704,816)	(38,598,312)	(502,304)	(861,635)
Class K	(102,753,672)	(191,709,058)	(85,641,279)	(150,431,754)

Decrease in net assets resulting from distributions to shareholders	(129,874,523)	(246,981,516)	(89,733,764)	(157,806,191)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	318,761,010	806,214,328	484,641,485	940,698,810

NET ASSETS
Total increase (decrease) in net assets	1,068,504,207	(1,368,098,307)	1,092,680,214	(513,678,569)
Beginning of period	10,070,300,734	11,438,399,041	6,794,983,708	7,308,662,277

End of period	$11,138,804,941	$10,070,300,734	$7,887,663,922	$6,794,983,708

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath® Index 2040 Fund		BlackRock LifePath® Index 2045 Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$111,339,973	$184,223,456	$69,925,743	$106,807,752
Net realized loss	(36,159,807)	(143,156,782)	(33,127,186)	(107,887,793)
Net change in unrealized appreciation (depreciation)	939,784,157	(1,826,531,801)	659,887,794	(1,086,130,210)

Net increase (decrease) in net assets resulting from operations	1,014,964,323	(1,785,465,127)	696,686,351	(1,087,210,251)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(7,359,955)	(13,282,237)	(1,807,506)	(2,767,676)
Investor A	(1,508,525)	(2,764,924)	(1,090,787)	(1,748,465)
Investor P	(15,231,687)	(28,834,129)	(172,538)	(220,096)
Class K	(87,800,208)	(150,192,476)	(67,317,743)	(101,390,471)

Decrease in net assets resulting from distributions to shareholders	(111,900,375)	(195,073,766)	(70,388,574)	(106,126,708)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	438,646,695	1,024,962,475	456,487,730	856,813,921

NET ASSETS
Total increase (decrease) in net assets	1,341,710,643	(955,576,418)	1,082,785,507	(336,523,038)
Beginning of period	8,836,928,895	9,792,505,313	5,434,183,851	5,770,706,889

End of period	$10,178,639,538	$8,836,928,895	$6,516,969,358	$5,434,183,851

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath® Index 2050 Fund		BlackRock LifePath® Index 2055 Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$69,238,267	$101,248,157	$42,428,484	$58,992,108
Net realized loss	(35,375,566)	(109,929,585)	(23,926,098)	(67,230,254)
Net change in unrealized appreciation (depreciation)	721,087,095	(1,113,986,987)	449,740,736	(637,831,027)

Net increase (decrease) in net assets resulting from operations	754,949,796	(1,122,668,415)	468,243,122	(646,069,173)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,697,492)	(2,472,803)	(1,394,880)	(2,021,394)
Investor A	(1,078,495)	(1,758,287)	(755,916)	(1,184,877)
Investor P	(4,882,778)	(8,272,052)	(87,273)	(112,278)
Class K	(62,429,416)	(95,603,262)	(40,590,771)	(59,146,049)

Decrease in net assets resulting from distributions to shareholders	(70,088,181)	(108,106,404)	(42,828,840)	(62,464,598)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	465,934,752	966,629,172	398,274,865	744,042,079

NET ASSETS
Total increase (decrease) in net assets	1,150,796,367	(264,145,647)	823,689,147	35,508,308
Beginning of period	5,598,101,233	5,862,246,880	3,369,806,664	3,334,298,356

End of period	$6,748,897,600	$5,598,101,233	$4,193,495,811	$3,369,806,664

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath® Index 2060 Fund			BlackRock LifePath® Index 2065 Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,056,808	$26,202,621	$3,833,168	$3,527,628
Net realized loss	(12,603,705)	(29,104,526)	(2,411,062)	(18,622,727)
Net change in unrealized appreciation (depreciation)	220,211,961	(269,179,609)	38,333,790	(16,169,628)

Net increase (decrease) in net assets resulting from operations	228,665,064	(272,081,514)	39,755,896	(31,264,727)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(519,666)	(589,785)	(161,510)	(153,389)
Investor A	(204,745)	(264,596)	(13,713)	(11,976)
Investor P	(114,643)	(134,218)	(50,702)	(55,022)
Class K	(19,967,453)	(25,102,756)	(3,558,319)	(3,302,893)

Decrease in net assets resulting from distributions to shareholders	(20,806,507)	(26,091,355)	(3,784,244)	(3,523,280)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	307,169,726	537,957,371	114,908,846	150,818,250

NET ASSETS
Total increase in net assets	515,028,283	239,784,502	150,880,498	116,030,243
Beginning of period	1,589,818,933	1,350,034,431	249,952,777	133,922,534

End of period	$2,104,847,216	$1,589,818,933	$400,833,275	$249,952,777

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath® Index Retirement Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$12.20		$14.79		$14.24		$13.05		$11.55		$12.26

Net investment income(a)	0.16		0.31		0.31		0.26		0.37		0.30
Net realized and unrealized gain (loss)	0.64		(2.57)		0.66		1.30		1.44		(0.73)

Net increase (decrease) from investment operations	0.80		(2.26)		0.97		1.56		1.81		(0.43)

Distributions(b)
From net investment income		(0.16)	(0.31)		(0.31)		(0.27)		(0.30)		(0.27)
From net realized gain	—		(0.02)		(0.11)		(0.10)		(0.01)		(0.01)

Total distributions		(0.16)	(0.33)		(0.42)		(0.37)		(0.31)		(0.28)

Net asset value, end of period	$12.84		$12.20		$14.79		$14.24		$13.05		$11.55

Total Return(c)
Based on net asset value	6.55	%(d)	(15.31)%		6.86%		12.16%		15.84%		(3.55)%

Ratios to Average Net Assets(e)
Total expenses	0.15	%(f)	0.16%		0.17%		0.18%		0.17	%(g)	0.18	%(h)

Total expenses after fees waived and/or reimbursed	0.11	%(f)	0.11%		0.11%		0.11%		0.12	%(g)	0.12	%(h)

Net investment income	2.49	%(f)	2.35%		2.11%		1.98%		2.92%		2.51%

Supplemental Data
Net assets, end of period (000)	$379,623		$380,959		$533,068		$546,055		$532,913		$145,418

Portfolio turnover rate	9	%(i)	71	%(i)	9	%(i)	20	%(j)	13	%(k)	25	%(k)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes reorganization cost. Without this cost, total expenses and total expenses after fees waived and/or reimbursed would have been 0.17% and 0.12%, respectively.
(h)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.17% and 0.12%, respectively.

(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index Retirement Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$12.19		$14.77		$14.22		$13.04		$11.54		$12.25

Net investment income(a)	0.14		0.27		0.27		0.23		0.34		0.27
Net realized and unrealized gain (loss)	0.63		(2.55)		0.67		1.29		1.45		(0.73)

Net increase (decrease) from investment operations	0.77		(2.28)		0.94		1.52		1.79		(0.46)

Distributions(b)
From net investment income		(0.14)	(0.28)		(0.28)		(0.24)		(0.28)		(0.24)
From net realized gain	—		(0.02)		(0.11)		(0.10)		(0.01)		(0.01)

Total distributions		(0.14)	(0.30)		(0.39)		(0.34)		(0.29)		(0.25)

Net asset value, end of period	$12.82		$12.19		$14.77		$14.22		$13.04		$11.54

Total Return(c)
Based on net asset value	6.34	%(d)	(15.48)%		6.60%		11.81%		15.60%		(3.80)%

Ratios to Average Net Assets(e)
Total expenses	0.40	%(f)	0.41%		0.42%		0.43%		0.47	%(g)	0.44	%(h)

Total expenses after fees waived and/or reimbursed	0.36	%(f)	0.36%		0.36%		0.36%		0.37	%(g)	0.38	%(h)

Net investment income	2.24	%(f)	2.10%		1.85%		1.72%		2.67%		2.24%

Supplemental Data
Net assets, end of period (000)	$166,927		$171,553		$232,876		$256,714		$306,254		$82,454

Portfolio turnover rate	9	%(i)	71	%(i)	9	%(i)	20	%(j)	13	%(k)	25	%(k)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes reorganization cost. Without this cost, total expenses and total expenses after fees waived and/or reimbursed would have been 0.47% and 0.37%, respectively.
(h)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed have been 0.43% and 0.38%, respectively.

(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index Retirement Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Period from 08/06/18 to 12/31/18	(a)

Net asset value, beginning of period	$12.18		$14.76		$14.21		$13.02		$11.53		$12.23

Net investment income(b)	0.14		0.27		0.27		0.23		0.34		0.12
Net realized and unrealized gain (loss)	0.63		(2.55)		0.67		1.30		1.43		(0.67)

Net increase (decrease) from investment operations	0.77		(2.28)		0.94		1.53		1.77		(0.55)

Distributions(c)
From net investment income		(0.14)	(0.28)		(0.28)		(0.24)		(0.27)		(0.14)
From net realized gain	—		(0.02)		(0.11)		(0.10)		(0.01)		(0.01)

Total distributions		(0.14)	(0.30)		(0.39)		(0.34)		(0.28)		(0.15)

Net asset value, end of period	$12.81		$12.18		$14.76		$14.21		$13.02		$11.53

Total Return(d)
Based on net asset value	6.35	%(e)	(15.49)%		6.61%		11.90%		15.52%		(4.56	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.40	%(g)	0.41%		0.42%		0.43%		0.42	%(h)	0.41	%(g)(i)(j)

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.36%		0.36%		0.36%		0.37	%(h)	0.36	%(g)(i)(j)

Net investment income	2.24	%(g)	2.11%		1.86%		1.73%		2.67%		2.47	%(g)

Supplemental Data
Net assets, end of period (000)	$1,903,411		$1,912,268		$2,580,045		$2,590,635		$2,547,420		$912,090

Portfolio turnover rate	9	%(k)	71	%(k)	9	%(k)	20	%(l)	13	%(m)	25	%(m)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes reorganization cost. Without this cost, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.37%, respectively.
(i)

Reorganization, offering, and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.42% and 0.37%, respectively.

(j)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.39% and 0.36%, respectively.

(k)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(l)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(m)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index Retirement Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$12.20		$14.78		$14.23		$13.04		$11.54		$12.25

Net investment income(a)	0.16		0.32		0.32		0.27		0.38		0.31
Net realized and unrealized gain (loss)	0.63		(2.56)		0.66		1.30		1.44		(0.73)

Net increase (decrease) from investment operations	0.79		(2.24)		0.98		1.57		1.82		(0.42)

Distributions(b)
From net investment income		(0.16)	(0.32)		(0.32)		(0.28)		(0.31)		(0.28)
From net realized gain	—		(0.02)		(0.11)		(0.10)		(0.01)		(0.01)

Total distributions		(0.16)	(0.34)		(0.43)		(0.38)		(0.32)		(0.29)

Net asset value, end of period	$12.83		$12.20		$14.78		$14.23		$13.04		$11.54

Total Return(c)
Based on net asset value	6.49	%(d)	(15.20)%		6.92%		12.22%		15.90%		(3.51)%

Ratios to Average Net Assets(e)
Total expenses	0.10	%(f)	0.11%		0.12%		0.12%		0.11	%(g)	0.13	%(h)

Total expenses after fees waived and/or reimbursed	0.06	%(f)	0.06%		0.06%		0.06%		0.07	%(g)	0.08	%(h)

Net investment income	2.56	%(f)	2.43%		2.17%		2.03%		2.96%		2.54%

Supplemental Data
Net assets, end of period (000)	$4,916,551		$4,712,358		$5,739,227		$5,307,443		$4,462,412		$1,160,344

Portfolio turnover rate	9	%(i)	71	%(i)	9	%(i)	20	%(j)	13	%(k)	25	%(k)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes reorganization cost. Without this cost, total expenses and total expenses after fees waived and/or reimbursed would have been 0.11% and 0.07%, respectively.
(h)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.12% and 0.08%, respectively.

(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2025 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$13.64		$16.61		$15.64		$14.24		$12.35		$13.31

Net investment income(a)	0.18		0.34		0.35		0.28		0.37		0.32
Net realized and unrealized gain (loss)	0.80		(2.96)		1.03		1.46		1.94		(0.95)

Net increase (decrease) from investment operations	0.98		(2.62)		1.38		1.74		2.31		(0.63)

Distributions(b)
From net investment income		(0.18)	(0.34)		(0.34)		(0.28)		(0.36)		(0.30)
From net realized gain	—		(0.01)		(0.07)		(0.06)		(0.06)		(0.03)

Total distributions		(0.18)	(0.35)		(0.41)		(0.34)		(0.42)		(0.33)

Net asset value, end of period	$14.44		$13.64		$16.61		$15.64		$14.24		$12.35

Total Return(c)
Based on net asset value	7.16	%(d)	(15.81)%		8.89%		12.44%		18.84%		(4.83)%

Ratios to Average Net Assets(e)
Total expenses	0.15	%(f)	0.16%		0.17%		0.17%		0.16%		0.16%

Total expenses after fees waived and/or reimbursed	0.11	%(f)	0.11%		0.11%		0.10%		0.11%		0.12%

Net investment income	2.49	%(f)	2.35%		2.12%		1.94%		2.69%		2.41%

Supplemental Data
Net assets, end of period (000)	$190,091		$183,575		$227,070		$220,702		$189,202		$104,908

Portfolio turnover rate	8	%(g)	64	%(g)	11	%(g)	16	%(h)	11	%(i)	11	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2025 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$13.62		$16.58		$15.62		$14.22		$12.33		$13.29

Net investment income(a)	0.16		0.30		0.30		0.24		0.32		0.28
Net realized and unrealized gain (loss)	0.80		(2.95)		1.03		1.47		1.96		(0.94)

Net increase (decrease) from investment operations	0.96		(2.65)		1.33		1.71		2.28		(0.66)

Distributions(b)
From net investment income		(0.16)	(0.30)		(0.30)		(0.25)		(0.33)		(0.27)
From net realized gain	—		(0.01)		(0.07)		(0.06)		(0.06)		(0.03)

Total distributions		(0.16)	(0.31)		(0.37)		(0.31)		(0.39)		(0.30)

Net asset value, end of period	$14.42		$13.62		$16.58		$15.62		$14.22		$12.33

Total Return(c)
Based on net asset value	7.04	%(d)	(16.01)%		8.55%		12.18%		18.59%		(5.08)%

Ratios to Average Net Assets(e)
Total expenses	0.40	%(f)	0.41%		0.42%		0.41%		0.42%		0.41%

Total expenses after fees waived and/or reimbursed	0.36	%(f)	0.36%		0.36%		0.35%		0.36%		0.37%

Net investment income	2.23	%(f)	2.07%		1.84%		1.69%		2.37%		2.10%

Supplemental Data
Net assets, end of period (000)	$102,816		$105,643		$148,954		$167,418		$157,606		$119,566

Portfolio turnover rate	8	%(g)	64	%(g)	11	%(g)	16	%(h)	11	%(i)	11	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2025 Fund (continued)

		Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Period from 08/06/18 to 12/31/18	(a)

Net asset value, beginning of period	$13.59		$16.55		$15.59		$14.20		$12.32		$13.38

Net investment income(b)	0.16		0.31		0.31		0.24		0.35		0.17
Net realized and unrealized gain (loss)	0.80		(2.96)		1.03		1.46		1.93		(1.04)

Net increase (decrease) from investment operations	0.96		(2.65)		1.34		1.70		2.28		(0.87)

Distributions(c)
From net investment income		(0.16)	(0.30)		(0.31)		(0.25)		(0.34)		(0.16)
From net realized gain	—		(0.01)		(0.07)		(0.06)		(0.06)		(0.03)

Total distributions		(0.16)	(0.31)		(0.38)		(0.31)		(0.40)		(0.19)

Net asset value, end of period	$14.39		$13.59		$16.55		$15.59		$14.20		$12.32

Total Return(d)
Based on net asset value	7.06	%(e)	(16.03)%		8.60%		12.15%		18.60%		(6.57	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.40	%(g)	0.41%		0.42%		0.42%		0.41%		0.40	%(g)

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.36%		0.36%		0.35%		0.36%		0.35	%(g)

Net investment income	2.25	%(g)	2.11%		1.93%		1.72%		2.59%		3.53	%(g)

Supplemental Data
Net assets, end of period (000)	$90,997		$87,150		$100,306		$63,916		$34,190		$1,810

Portfolio turnover rate	8	%(h)	64	%(h)	11	%(h)	16	%(i)	11	%(j)	11	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2025 Fund (continued)

		Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$13.64		$16.61		$15.64		$14.25		$12.35		$13.31

Net investment income(a)	0.18		0.35		0.36		0.29		0.36		0.33
Net realized and unrealized gain (loss)	0.81		(2.96)		1.03		1.45		1.97		(0.95)

Net increase (decrease) from investment operations	0.99		(2.61)		1.39		1.74		2.33		(0.62)

Distributions(b)
From net investment income		(0.18)	(0.35)		(0.35)		(0.29)		(0.37)		(0.31)
From net realized gain	—		(0.01)		(0.07)		(0.06)		(0.06)		(0.03)

Total distributions		(0.18)	(0.36)		(0.42)		(0.35)		(0.43)		(0.34)

Net asset value, end of period	$14.45		$13.64		$16.61		$15.64		$14.25		$12.35

Total Return(c)
Based on net asset value	7.26	%(d)	(15.77)%		8.94%		12.42%		18.98%		(4.78)%

Ratios to Average Net Assets(e)
Total expenses	0.10	%(f)	0.11%		0.12%		0.12%		0.10%		0.11%

Total expenses after fees waived and/or reimbursed	0.06	%(f)	0.06%		0.06%		0.05%		0.06%		0.07%

Net investment income	2.56	%(f)	2.41%		2.19%		2.00%		2.68%		2.47%

Supplemental Data
Net assets, end of period (000)	$5,975,167		$5,584,893		$6,505,877		$5,458,799		$4,134,270		$2,777,710

Portfolio turnover rate	8	%(g)	64	%(g)	11	%(g)	16	%(h)	11	%(i)	11	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2030 Fund

		Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.40		$17.68		$16.30		$14.72		$12.57		$13.62

Net investment income(a)	0.18		0.35		0.37		0.28		0.37		0.38
Net realized and unrealized gain (loss)	1.07		(3.27)		1.47		1.60		2.25		(1.13)

Net increase (decrease) from investment operations	1.25		(2.92)		1.84		1.88		2.62		(0.75)

Distributions(b)
From net investment income		(0.18)	(0.34)		(0.37)		(0.28)		(0.38)		(0.29)
From net realized gain	—		(0.02)		(0.09)		(0.02)		(0.09)		(0.01)

Total distributions		(0.18)	(0.36)		(0.46)		(0.30)		(0.47)		(0.30)

Net asset value, end of period	$15.47		$14.40		$17.68		$16.30		$14.72		$12.57

Total Return(c)
Based on net asset value	8.71	%(d)	(16.49)%		11.35%		13.05%		21.00%		(5.60)%

Ratios to Average Net Assets(e)
Total expenses	0.15	%(f)	0.16%		0.16%		0.16%		0.17%		0.16	%(g)

Total expenses after fees waived and/or reimbursed	0.11	%(f)	0.11%		0.10%		0.10%		0.11%		0.11	%(g)

Net investment income	2.46	%(f)	2.26%		2.14%		1.91%		2.66%		2.82%

Supplemental Data
Net assets, end of period (000)	$544,160		$504,974		$661,550		$610,774		$561,902		$393,584

Portfolio turnover rate	5	%(h)	50	%(h)	9	%(h)	14	%(i)	14	%(j)	15	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.15% and 0.11%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock LifePath® Index 2030 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.40		$17.68		$16.29		$14.72		$12.56		$13.62

Net investment income(a)	0.16		0.31		0.32		0.24		0.33		0.30
Net realized and unrealized gain (loss)	1.06		(3.27)		1.48		1.60		2.26		(1.09)

Net increase (decrease) from investment operations	1.22		(2.96)		1.80		1.84		2.59		(0.79)

Distributions(b)
From net investment income		(0.16)	(0.30)		(0.32)		(0.25)		(0.34)		(0.26)
From net realized gain	—		(0.02)		(0.09)		(0.02)		(0.09)		(0.01)

Total distributions		(0.16)	(0.32)		(0.41)		(0.27)		(0.43)		(0.27)

Net asset value, end of period	$15.46		$14.40		$17.68		$16.29		$14.72		$12.56

Total Return(c)
Based on net asset value	8.51	%(d)	(16.71)%		11.13%		12.70%		20.81%		(5.92)%

Ratios to Average Net Assets(e)
Total expenses	0.40	%(f)	0.41%		0.41%		0.42%		0.47%		0.41	%(g)

Total expenses after fees waived and/or reimbursed	0.36	%(f)	0.35%		0.35%		0.35%		0.36%		0.36	%(g)

Net investment income	2.20	%(f)	1.99%		1.85%		1.65%		2.36%		2.23%

Supplemental Data
Net assets, end of period (000)	$187,815		$180,699		$235,293		$251,040		$343,033		$283,011

Portfolio turnover rate	5	%(h)	50	%(h)	9	%(h)	14	%(i)	14	%(j)	15	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.36%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2030 Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Period from 08/06/18 to 12/31/18	(a)

Net asset value, beginning of period	$14.39		$17.66		$16.28		$14.71		$12.56		$13.77

Net investment income(b)	0.16		0.31		0.32		0.24		0.33		0.21
Net realized and unrealized gain (loss)	1.06		(3.26)		1.47		1.60		2.25		(1.27)

Net increase (decrease) from investment operations	1.22		(2.95)		1.79		1.84		2.58		(1.06)

Distributions(c)
From net investment income		(0.16)	(0.30)		(0.32)		(0.25)		(0.34)		(0.15)
From net realized gain	—		(0.02)		(0.09)		(0.02)		(0.09)		(0.00	)(d)

Total distributions		(0.16)	(0.32)		(0.41)		(0.27)		(0.43)		(0.15)

Net asset value, end of period	$15.45		$14.39		$17.66		$16.28		$14.71		$12.56

Total Return(e)
Based on net asset value	8.52	%(f)	(16.68)%		11.08%		12.70%		20.72%		(7.73	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.40	%(h)	0.41%		0.41%		0.41%		0.41%		0.39	%(h)

Total expenses after fees waived and/or reimbursed	0.36	%(h)	0.35%		0.35%		0.35%		0.36%		0.35	%(h)

Net investment income	2.20	%(h)	2.00%		1.88%		1.66%		2.35%		3.95	%(h)

Supplemental Data
Net assets, end of period (000)	$1,759,044		$1,683,132		$2,196,216		$2,104,701		$2,003,430		$1,802,660

Portfolio turnover rate	5	%(i)	50	%(i)	9	%(i)	14	%(j)	14	%(k)	15	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2030 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$14.39		$17.66		$16.28		$14.71		$12.56		$13.61

Net investment income(a)	0.19		0.36		0.38		0.29		0.38		0.34
Net realized and unrealized gain (loss)	1.06		(3.26)		1.47		1.59		2.25		(1.08)

Net increase (decrease) from investment operations	1.25		(2.90)		1.85		1.88		2.63		(0.74)

Distributions(b)
From net investment income		(0.19)	(0.35)		(0.38)		(0.29)		(0.39)		(0.30)
From net realized gain	—		(0.02)		(0.09)		(0.02)		(0.09)		(0.01)

Total distributions		(0.19)	(0.37)		(0.47)		(0.31)		(0.48)		(0.31)

Net asset value, end of period	$15.45		$14.39		$17.66		$16.28		$14.71		$12.56

Total Return(c)
Based on net asset value	8.67	%(d)	(16.41)%		11.42%		13.05%		21.08%		(5.56)%

Ratios to Average Net Assets(e)
Total expenses	0.10	%(f)	0.11%		0.11%		0.11%		0.10%		0.11	%(g)

Total expenses after fees waived and/or reimbursed	0.06	%(f)	0.06%		0.05%		0.05%		0.06%		0.06	%(g)

Net investment income	2.53	%(f)	2.34%		2.22%		1.97%		2.70%		2.55%

Supplemental Data
Net assets, end of period (000)	$8,647,786		$7,701,495		$8,345,340		$6,511,647		$4,892,278		$3,250,556

Portfolio turnover rate	5	%(h)	50	%(h)	9	%(h)	14	%(i)	14	%(j)	15	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.06%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2035 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$15.36		$18.96		$17.07		$15.33		$12.88		$14.08

Net investment income(a)	0.19		0.36		0.40		0.28		0.40		0.34
Net realized and unrealized gain (loss)	1.34		(3.59)		1.94		1.76		2.55		(1.23)

Net increase (decrease) from investment operations	1.53		(3.23)		2.34		2.04		2.95		(0.89)

Distributions(b)
From net investment income		(0.19)	(0.35)		(0.39)		(0.28)		(0.39)		(0.31)
From net realized gain	—		(0.02)		(0.06)		(0.02)		(0.11)		(0.00	)(c)

Total distributions		(0.19)	(0.37)		(0.45)		(0.30)		(0.50)		(0.31)

Net asset value, end of period	$16.70		$15.36		$18.96		$17.07		$15.33		$12.88

Total Return(d)
Based on net asset value	9.98	%(e)	(17.06)%		13.78%		13.58%		23.08%		(6.40)%

Ratios to Average Net Assets(f)
Total expenses	0.16	%(g)	0.16%		0.16%		0.16%		0.15%		0.16%

Total expenses after fees waived and/or reimbursed	0.11	%(g)	0.10%		0.10%		0.10%		0.10%		0.11%

Net investment income	2.41	%(g)	2.18%		2.17%		1.89%		2.73%		2.41%

Supplemental Data
Net assets, end of period (000)	$201,186		$176,179		$197,919		$164,602		$148,827		$94,316

Portfolio turnover rate	5	%(h)	39	%(h)	9	%(h)	10	%(i)	13	%(j)	10	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2035 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$15.32		$18.91		$17.03		$15.29		$12.85		$14.04

Net investment income(a)	0.17		0.31		0.34		0.25		0.35		0.29
Net realized and unrealized gain (loss)	1.34		(3.57)		1.94		1.76		2.56		(1.21)

Net increase (decrease) from investment operations	1.51		(3.26)		2.28		2.01		2.91		(0.92)

Distributions(b)
From net investment income		(0.17)	(0.31)		(0.34)		(0.25)		(0.36)		(0.27)
From net realized gain	—		(0.02)		(0.06)		(0.02)		(0.11)		(0.00	)(c)

Total distributions		(0.17)	(0.33)		(0.40)		(0.27)		(0.47)		(0.27)

Net asset value, end of period	$16.66		$15.32		$18.91		$17.03		$15.29		$12.85

Total Return(d)
Based on net asset value	9.87	%(e)	(17.27)%		13.46%		13.34%		22.77%		(6.59)%

Ratios to Average Net Assets(f)
Total expenses	0.41	%(g)	0.41%		0.41%		0.41%		0.41%		0.41%

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.35%		0.35%		0.35%		0.35%		0.36%

Net investment income	2.13	%(g)	1.91%		1.83%		1.64%		2.45%		2.08%

Supplemental Data
Net assets, end of period (000)	$127,158		$119,861		$154,072		$168,305		$158,773		$103,712

Portfolio turnover rate	5	%(h)	39	%(h)	9	%(h)	10	%(i)	13	%(j)	10	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2035 Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Period from 08/06/18 to 12/31/18	(a)

Net asset value, beginning of period	$15.28		$18.88		$17.00		$15.27		$12.84		$14.26

Net investment income(b)	0.18		0.32		0.37		0.26		0.42		0.17
Net realized and unrealized gain (loss)	1.33		(3.59)		1.92		1.74		2.49		(1.43)

Net increase (decrease) from investment operations	1.51		(3.27)		2.29		2.00		2.91		(1.26)

Distributions(c)
From net investment income		(0.17)	(0.31)		(0.35)		(0.25)		(0.37)		(0.16)
From net realized gain	—		(0.02)		(0.06)		(0.02)		(0.11)		(0.00	)(d)

Total distributions		(0.17)	(0.33)		(0.41)		(0.27)		(0.48)		(0.16)

Net asset value, end of period	$16.62		$15.28		$18.88		$17.00		$15.27		$12.84

Total Return(e)
Based on net asset value	9.91	%(f)	(17.34)%		13.52%		13.32%		22.79%		(8.87	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.41	%(h)	0.41%		0.41%		0.41%		0.43%		0.38	%(h)

Total expenses after fees waived and/or reimbursed	0.36	%(h)	0.35%		0.35%		0.35%		0.35%		0.34	%(h)

Net investment income	2.20	%(h)	1.95%		2.02%		1.72%		2.85%		3.22	%(h)

Supplemental Data
Net assets, end of period (000)	$49,937		$41,439		$42,291		$24,416		$12,054		$561

Portfolio turnover rate	5	%(i)	39	%(i)	9	%(i)	10	%(j)	13	%(k)	10	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2035 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$15.34		$18.95		$17.06		$15.31		$12.87		$14.07

Net investment income(a)	0.20		0.37		0.41		0.30		0.40		0.35
Net realized and unrealized gain (loss)	1.33		(3.60)		1.94		1.76		2.55		(1.23)

Net increase (decrease) from investment operations	1.53		(3.23)		2.35		2.06		2.95		(0.88)

Distributions(b)
From net investment income		(0.19)	(0.36)		(0.40)		(0.29)		(0.40)		(0.32)
From net realized gain	—		(0.02)		(0.06)		(0.02)		(0.11)		(0.00	)(c)

Total distributions		(0.19)	(0.38)		(0.46)		(0.31)		(0.51)		(0.32)

Net asset value, end of period	$16.68		$15.34		$18.95		$17.06		$15.31		$12.87

Total Return(d)
Based on net asset value	10.01	%(e)	(17.07)%		13.84%		13.72%		23.08%		(6.36)%

Ratios to Average Net Assets(f)
Total expenses	0.11	%(g)	0.11%		0.11%		0.11%		0.09%		0.10%

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.05%		0.05%		0.05%		0.05%		0.06%

Net investment income	2.47	%(g)	2.24%		2.24%		1.97%		2.74%		2.51%

Supplemental Data
Net assets, end of period (000)	$7,509,384		$6,457,504		$6,914,380		$5,157,576		$3,758,092		$2,393,634

Portfolio turnover rate	5	%(h)	39	%(h)	9	%(h)	10	%(i)	13	%(j)	10	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2040 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$16.08		$19.99		$17.66		$15.78		$13.07		$14.39

Net investment income(a)	0.20		0.35		0.41		0.29		0.40		0.47
Net realized and unrealized gain (loss)	1.62		(3.89)		2.40		1.89		2.84		(1.48)

Net increase (decrease) from investment operations	1.82		(3.54)		2.81		2.18		3.24		(1.01)

Distributions(b)
From net investment income		(0.20)	(0.35)		(0.41)		(0.29)		(0.42)		(0.30)
From net realized gain	—		(0.02)		(0.07)		(0.01)		(0.11)		(0.01)

Total distributions		(0.20)	(0.37)		(0.48)		(0.30)		(0.53)		(0.31)

Net asset value, end of period	$17.70		$16.08		$19.99		$17.66		$15.78		$13.07

Total Return(c)
Based on net asset value	11.32	%(d)	(17.70)%		15.99%		14.04%		24.95%		(7.12)%

Ratios to Average Net Assets(e)
Total expenses	0.16	%(f)	0.16%		0.16%		0.16%		0.17%		0.15	%(g)

Total expenses after fees waived and/or reimbursed	0.10	%(f)	0.10%		0.10%		0.10%		0.10%		0.10	%(g)

Net investment income	2.34	%(f)	2.05%		2.14%		1.87%		2.67%		3.29%

Supplemental Data
Net assets, end of period (000)	$664,226		$592,121		$733,350		$646,477		$577,303		$446,192

Portfolio turnover rate	4	%(h)	29	%(h)	7	%(h)	9	%(i)	14	%(j)	12	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.14% and 0.10%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2040 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$16.05		$19.95		$17.63		$15.75		$13.05		$14.36

Net investment income(a)	0.18		0.30		0.35		0.25		0.36		0.32
Net realized and unrealized gain (loss)	1.61		(3.88)		2.40		1.89		2.83		(1.35)

Net increase (decrease) from investment operations	1.79		(3.58)		2.75		2.14		3.19		(1.03)

Distributions(b)
From net investment income		(0.18)	(0.30)		(0.36)		(0.25)		(0.38)		(0.27)
From net realized gain	—		(0.02)		(0.07)		(0.01)		(0.11)		(0.01)

Total distributions		(0.18)	(0.32)		(0.43)		(0.26)		(0.49)		(0.28)

Net asset value, end of period	$17.66		$16.05		$19.95		$17.63		$15.75		$13.05

Total Return(c)
Based on net asset value	11.15	%(d)	(17.90)%		15.67%		13.78%		24.62%		(7.30)%

Ratios to Average Net Assets(e)
Total expenses	0.41	%(f)	0.41%		0.41%		0.42%		0.45%		0.40	%(g)

Total expenses after fees waived and/or reimbursed	0.35	%(f)	0.35%		0.35%		0.35%		0.35%		0.35	%(g)

Net investment income	2.08	%(f)	1.77%		1.84%		1.61%		2.45%		2.21%

Supplemental Data
Net assets, end of period (000)	$150,977		$138,977		$179,444		$176,175		$240,112		$174,340

Portfolio turnover rate	4	%(h)	29	%(h)	7	%(h)	9	%(i)	14	%(j)	12	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.39% and 0.35%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2040 Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Period from 08/06/18 to 12/31/18	(a)

Net asset value, beginning of period	$16.04		$19.94		$17.61		$15.74		$13.04		$14.64

Net investment income(b)	0.18		0.31		0.36		0.25		0.35		0.28
Net realized and unrealized gain (loss)	1.61		(3.89)		2.40		1.88		2.84		(1.72)

Net increase (decrease) from investment operations	1.79		(3.58)		2.76		2.13		3.19		(1.44)

Distributions(c)
From net investment income		(0.18)	(0.30)		(0.36)		(0.25)		(0.38)		(0.15)
From net realized gain	—		(0.02)		(0.07)		(0.01)		(0.11)		(0.01)

Total distributions		(0.18)	(0.32)		(0.43)		(0.26)		(0.49)		(0.16)

Net asset value, end of period	$17.65		$16.04		$19.94		$17.61		$15.74		$13.04

Total Return(d)
Based on net asset value	11.15	%(e)	(17.91)%		15.75%		13.73%		24.63%		(9.89	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.41	%(g)	0.41%		0.41%		0.41%		0.41%		0.38	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.35	%(g)	0.35%		0.35%		0.35%		0.35%		0.34	%(g)(h)

Net investment income	2.08	%(g)	1.79%		1.89%		1.62%		2.39%		4.99	%(g)

Supplemental Data
Net assets, end of period (000)	$1,523,918		$1,411,638		$1,794,746		$1,621,834		$1,499,042		$1,285,686

Portfolio turnover rate	4	%(i)	29	%(i)	7	%(i)	9	%(j)	14	%(k)	12	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.37% and 0.34%, respectively.

(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

80	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2040 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$16.08		$19.99		$17.66		$15.78		$13.07		$14.39

Net investment income(a)	0.20		0.36		0.43		0.30		0.41		0.37
Net realized and unrealized gain (loss)	1.62		(3.90)		2.39		1.88		2.84		(1.37)

Net increase (decrease) from investment operations	1.82		(3.54)		2.82		2.18		3.25		(1.00)

Distributions(b)
From net investment income		(0.20)	(0.35)		(0.42)		(0.29)		(0.43)		(0.31)
From net realized gain	—		(0.02)		(0.07)		(0.01)		(0.11)		(0.01)

Total distributions		(0.20)	(0.37)		(0.49)		(0.30)		(0.54)		(0.32)

Net asset value, end of period	$17.70		$16.08		$19.99		$17.66		$15.78		$13.07

Total Return(c)
Based on net asset value	11.34	%(d)	(17.65)%		16.05%		14.10%		25.01%		(7.08)%

Ratios to Average Net Assets(e)
Total expenses	0.11	%(f)	0.11%		0.11%		0.11%		0.09%		0.10	%(g)

Total expenses after fees waived and/or reimbursed	0.05	%(f)	0.05%		0.05%		0.05%		0.05%		0.05	%(g)

Net investment income	2.41	%(f)	2.13%		2.23%		1.95%		2.77%		2.57%

Supplemental Data
Net assets, end of period (000)	$7,839,518		$6,694,192		$7,084,966		$5,352,212		$3,849,265		$2,478,916

Portfolio turnover rate	4	%(h)	29	%(h)	7	%(h)	9	%(i)	14	%(j)	12	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.09% and 0.05%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2045 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$16.89		$21.04		$18.29		$16.25		$13.33		$14.75

Net investment income(a)	0.20		0.35		0.43		0.29		0.42		0.36
Net realized and unrealized gain (loss)	1.88		(4.16)		2.81		2.05		3.04		(1.45)

Net increase (decrease) from investment operations	2.08		(3.81)		3.24		2.34		3.46		(1.09)

Distributions(b)
From net investment income		(0.20)	(0.34)		(0.43)		(0.29)		(0.43)		(0.32)
From net realized gain	—		(0.00	)(c)	(0.06)		(0.01)		(0.11)		(0.01)

Total distributions		(0.20)	(0.34)		(0.49)		(0.30)		(0.54)		(0.33)

Net asset value, end of period	$18.77		$16.89		$21.04		$18.29		$16.25		$13.33

Total Return(d)
Based on net asset value	12.35	%(e)	(18.10)%		17.76%		14.67%		26.14%		(7.56)%

Ratios to Average Net Assets(f)
Total expenses	0.16	%(g)	0.16%		0.16%		0.16%		0.15%		0.15%

Total expenses after fees waived and/or reimbursed	0.10	%(g)	0.10%		0.10%		0.10%		0.10%		0.10%

Net investment income	2.28	%(g)	1.94%		2.16%		1.87%		2.78%		2.43%

Supplemental Data
Net assets, end of period (000)	$166,569		$146,616		$159,947		$132,688		$116,727		$70,629

Portfolio turnover rate	4	%(h)	16	%(h)	7	%(h)	7	%(i)	12	%(j)	8	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

82	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2045 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$16.85		$20.99		$18.25		$16.22		$13.30		$14.73

Net investment income(a)	0.18		0.30		0.36		0.25		0.39		0.31
Net realized and unrealized gain (loss)	1.88		(4.15)		2.81		2.04		3.03		(1.45)

Net increase (decrease) from investment operations	2.06		(3.85)		3.17		2.29		3.42		(1.14)

Distributions(b)
From net investment income		(0.18)	(0.29)		(0.37)		(0.25)		(0.39)		(0.28)
From net realized gain	—		(0.00	)(c)	(0.06)		(0.01)		(0.11)		(0.01)

Total distributions		(0.18)	(0.29)		(0.43)		(0.26)		(0.50)		(0.29)

Net asset value, end of period	$18.73		$16.85		$20.99		$18.25		$16.22		$13.30

Total Return(d)
Based on net asset value	12.25	%(e)	(18.31)%		17.44%		14.35%		25.91%		(7.87)%

Ratios to Average Net Assets(f)
Total expenses	0.41	%(g)	0.41%		0.41%		0.41%		0.41%		0.40%

Total expenses after fees waived and/or reimbursed	0.35	%(g)	0.35%		0.35%		0.35%		0.35%		0.35%

Net investment income	2.03	%(g)	1.68%		1.81%		1.62%		2.56%		2.12%

Supplemental Data
Net assets, end of period (000)	$113,093		$102,379		$121,865		$129,106		$120,718		$65,642

Portfolio turnover rate	4	%(h)	16	%(h)	7	%(h)	7	%(i)	12	%(j)	8	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2045 Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Period from 08/06/18 to 12/31/18	(a)

Net asset value, beginning of period	$16.81		$20.95		$18.22		$16.20		$13.29		$15.05

Net investment income(b)	0.18		0.31		0.40		0.28		0.44		0.16
Net realized and unrealized gain (loss)	1.88		(4.15)		2.77		2.01		2.98		(1.75)

Net increase (decrease) from investment operations	2.06		(3.84)		3.17		2.29		3.42		(1.59)

Distributions(c)
From net investment income		(0.18)	(0.30)		(0.38)		(0.26)		(0.40)		(0.16)
From net realized gain	—		(0.00	)(d)	(0.06)		(0.01)		(0.11)		(0.01)

Total distributions		(0.18)	(0.30)		(0.44)		(0.27)		(0.51)		(0.17)

Net asset value, end of period	$18.69		$16.81		$20.95		$18.22		$16.20		$13.29

Total Return(e)
Based on net asset value	12.28	%(f)	(18.33)%		17.44%		14.34%		25.91%		(10.64	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.41	%(h)	0.41%		0.41%		0.41%		0.49%		0.37	%(h)

Total expenses after fees waived and/or reimbursed	0.35	%(h)	0.35%		0.35%		0.35%		0.35%		0.32	%(h)

Net investment income	2.08	%(h)	1.75%		1.98%		1.75%		2.87%		2.71	%(h)

Supplemental Data
Net assets, end of period (000)	$18,313		$14,413		$12,722		$8,154		$3,376		$249

Portfolio turnover rate	4	%(i)	16	%(i)	7	%(i)	7	%(j)	12	%(k)	8	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

84	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2045 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$16.90		$21.05		$18.30		$16.27		$13.34		$14.76

Net investment income(a)	0.21		0.36		0.45		0.31		0.42		0.37
Net realized and unrealized gain (loss)	1.89		(4.16)		2.80		2.03		3.06		(1.46)

Net increase (decrease) from investment operations	2.10		(3.80)		3.25		2.34		3.48		(1.09)

Distributions(b)
From net investment income		(0.21)	(0.35)		(0.44)		(0.30)		(0.44)		(0.32)
From net realized gain	—		(0.00	)(c)	(0.06)		(0.01)		(0.11)		(0.01)

Total distributions		(0.21)	(0.35)		(0.50)		(0.31)		(0.55)		(0.33)

Net asset value, end of period	$18.79		$16.90		$21.05		$18.30		$16.27		$13.34

Total Return(d)
Based on net asset value	12.43	%(e)	(18.05)%		17.81%		14.64%		26.25%		(7.50)%

Ratios to Average Net Assets(f)
Total expenses	0.11	%(g)	0.11%		0.11%		0.11%		0.09%		0.10%

Total expenses after fees waived and/or reimbursed	0.05	%(g)	0.05%		0.05%		0.05%		0.05%		0.05%

Net investment income	2.37	%(g)	1.99%		2.24%		1.96%		2.80%		2.55%

Supplemental Data
Net assets, end of period (000)	$6,218,994		$5,170,776		$5,476,173		$3,948,559		$2,720,014		$1,645,042

Portfolio turnover rate	4	%(h)	16	%(h)	7	%(h)	7	%(i)	12	%(j)	8	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2050 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$17.36		$21.69		$18.68		$16.55		$13.51		$14.99

Net investment income(a)	0.21		0.34		0.44		0.30		0.43		0.37
Net realized and unrealized gain (loss)	2.04		(4.32)		3.04		2.13		3.15		(1.53)

Net increase (decrease) from investment operations	2.25		(3.98)		3.48		2.43		3.58		(1.16)

Distributions(b)
From net investment income		(0.20)	(0.32)		(0.43)		(0.29)		(0.44)		(0.31)
From net realized gain	—		(0.03)		(0.04)		(0.01)		(0.10)		(0.01)

Total distributions		(0.20)	(0.35)		(0.47)		(0.30)		(0.54)		(0.32)

Net asset value, end of period	$19.41		$17.36		$21.69		$18.68		$16.55		$13.51

Total Return(c)
Based on net asset value	13.00	%(d)	(18.32)%		18.69%		14.98%		26.71%		(7.87)%

Ratios to Average Net Assets(e)
Total expenses	0.16	%(f)	0.16%		0.16%		0.16%		0.15%		0.16	%(g)

Total expenses after fees waived and/or reimbursed	0.10	%(f)	0.10%		0.10%		0.10%		0.10%		0.10	%(g)

Net investment income	2.24	%(f)	1.82%		2.14%		1.88%		2.78%		2.45%

Supplemental Data
Net assets, end of period (000)	$164,528		$132,970		$161,630		$132,633		$111,105		$68,949

Portfolio turnover rate	3	%(h)	11	%(h)	6	%(h)	6	%(i)	12	%(j)	11	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.15% and 0.10%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

86	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2050 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$17.31		$21.63		$18.63		$16.51		$13.48		$14.96

Net investment income(a)	0.18		0.29		0.37		0.26		0.39		0.33
Net realized and unrealized gain (loss)	2.05		(4.30)		3.04		2.12		3.14		(1.52)

Net increase (decrease) from investment operations	2.23		(4.01)		3.41		2.38		3.53		(1.19)

Distributions(b)
From net investment income		(0.18)	(0.28)		(0.37)		(0.25)		(0.40)		(0.28)
From net realized gain	—		(0.03)		(0.04)		(0.01)		(0.10)		(0.01)

Total distributions		(0.18)	(0.31)		(0.41)		(0.26)		(0.50)		(0.29)

Net asset value, end of period	$19.36		$17.31		$21.63		$18.63		$16.51		$13.48

Total Return(c)
Based on net asset value	12.90	%(d)	(18.54)%		18.38%		14.67%		26.40%		(8.11)%

Ratios to Average Net Assets(e)
Total expenses	0.41	%(f)	0.41%		0.41%		0.41%		0.44%		0.42	%(g)

Total expenses after fees waived and/or reimbursed	0.35	%(f)	0.35%		0.35%		0.35%		0.35%		0.35	%(g)

Net investment income	1.96	%(f)	1.56%		1.81%		1.62%		2.53%		2.18%

Supplemental Data
Net assets, end of period (000)	$116,362		$102,124		$119,705		$112,240		$138,397		$82,677

Portfolio turnover rate	3	%(h)	11	%(h)	6	%(h)	6	%(i)	12	%(j)	11	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2050 Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Period from 08/06/18 to 12/31/18	(a)

Net asset value, beginning of period	$17.30		$21.61		$18.62		$16.50		$13.47		$15.30

Net investment income(b)	0.18		0.29		0.38		0.26		0.37		0.34
Net realized and unrealized gain (loss)	2.04		(4.29)		3.02		2.12		3.16		(2.00)

Net increase (decrease) from investment operations	2.22		(4.00)		3.40		2.38		3.53		(1.66)

Distributions(c)
From net investment income		(0.18)	(0.28)		(0.37)		(0.25)		(0.40)		(0.16)
From net realized gain	—		(0.03)		(0.04)		(0.01)		(0.10)		(0.01)

Total distributions		(0.18)	(0.31)		(0.41)		(0.26)		(0.50)		(0.17)

Net asset value, end of period	$19.34		$17.30		$21.61		$18.62		$16.50		$13.47

Total Return(d)
Based on net asset value	12.85	%(e)	(18.51)%		18.35%		14.67%		26.40%		(10.93	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.41	%(g)	0.41%		0.41%		0.41%		0.42%		0.39	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.35	%(g)	0.35%		0.35%		0.35%		0.35%		0.34	%(g)(h)(i)

Net investment income	1.95	%(g)	1.55%		1.87%		1.62%		2.41%		5.73	%(g)

Supplemental Data
Net assets, end of period (000)	$525,161		$470,795		$592,827		$522,176		$473,345		$393,442

Portfolio turnover rate	3	%(j)	11	%(j)	6	%(j)	6	%(k)	12	%(l)	11	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.34%, respectively.

(i)

Reorganization, offering, and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.34%, respectively.

(j)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(k)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

88	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2050 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$17.35		$21.69		$18.68		$16.55		$13.51		$14.99

Net investment income(a)	0.21		0.35		0.46		0.31		0.43		0.38
Net realized and unrealized gain (loss)	2.06		(4.33)		3.03		2.13		3.16		(1.53)

Net increase (decrease) from investment operations	2.27		(3.98)		3.49		2.44		3.59		(1.15)

Distributions(b)
From net investment income		(0.21)	(0.33)		(0.44)		(0.30)		(0.45)		(0.32)
From net realized gain	—		(0.03)		(0.04)		(0.01)		(0.10)		(0.01)

Total distributions		(0.21)	(0.36)		(0.48)		(0.31)		(0.55)		(0.33)

Net asset value, end of period	$19.41		$17.35		$21.69		$18.68		$16.55		$13.51

Total Return(c)
Based on net asset value	13.09	%(d)	(18.33)%		18.75%		15.04%		26.77%		(7.82)%

Ratios to Average Net Assets(e)
Total expenses	0.11	%(f)	0.11%		0.11%		0.11%		0.09%		0.11	%(g)

Total expenses after fees waived and/or reimbursed	0.05	%(f)	0.05%		0.05%		0.05%		0.05%		0.05	%(g)

Net investment income	2.29	%(f)	1.88%		2.23%		1.97%		2.81%		2.57%

Supplemental Data
Net assets, end of period (000)	$5,942,847		$4,892,212		$4,988,085		$3,567,402		$2,388,475		$1,420,616

Portfolio turnover rate	3	%(h)	11	%(h)	6	%(h)	6	%(i)	12	%(j)	11	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2055 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$17.80		$22.24		$19.12		$16.93		$13.77		$15.27

Net investment income(a)	0.21		0.34		0.46		0.31		0.42		0.38
Net realized and unrealized gain (loss)	2.14		(4.43)		3.11		2.19		3.24		(1.56)

Net increase (decrease) from investment operations	2.35		(4.09)		3.57		2.50		3.66		(1.18)

Distributions(b)
From net investment income		(0.20)	(0.33)		(0.43)		(0.30)		(0.44)		(0.32)
From net realized gain	—		(0.02)		(0.02)		(0.01)		(0.06)		—

Total distributions		(0.20)	(0.35)		(0.45)		(0.31)		(0.50)		(0.32)

Net asset value, end of period	$19.95		$17.80		$22.24		$19.12		$16.93		$13.77

Total Return(c)
Based on net asset value	13.24	%(d)	(18.38)%		18.76%		15.03%		26.75%		(7.83)%

Ratios to Average Net Assets(e)
Total expenses	0.16	%(f)	0.16%		0.16%		0.16%		0.16%		0.17%

Total expenses after fees waived and/or reimbursed	0.11	%(f)	0.10%		0.10%		0.09%		0.09%		0.09%

Net investment income	2.22	%(f)	1.79%		2.15%		1.89%		2.70%		2.49%

Supplemental Data
Net assets, end of period (000)	$138,716		$111,511		$114,774		$89,290		$76,250		$60,993

Portfolio turnover rate	3	%(g)	10	%(g)	6	%(g)	6	%(h)	12	%(i)	8	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

90	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2055 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$17.76		$22.19		$19.07		$16.89		$13.74		$15.24

Net investment income(a)	0.18		0.29		0.38		0.26		0.40		0.34
Net realized and unrealized gain (loss)	2.15		(4.42)		3.14		2.19		3.22		(1.55)

Net increase (decrease) from investment operations	2.33		(4.13)		3.52		2.45		3.62		(1.21)

Distributions(b)
From net investment income		(0.18)	(0.28)		(0.38)		(0.26)		(0.41)		(0.29)
From net realized gain	—		(0.02)		(0.02)		(0.01)		(0.06)		—

Total distributions		(0.18)	(0.30)		(0.40)		(0.27)		(0.47)		(0.29)

Net asset value, end of period	$19.91		$17.76		$22.19		$19.07		$16.89		$13.74

Total Return(c)
Based on net asset value	13.14	%(d)	(18.59)%		18.51%		14.72%		26.46%		(8.08)%

Ratios to Average Net Assets(e)
Total expenses	0.41	%(f)	0.41%		0.41%		0.41%		0.43%		0.43%

Total expenses after fees waived and/or reimbursed	0.36	%(f)	0.35%		0.35%		0.34%		0.34%		0.34%

Net investment income	1.92	%(f)	1.53%		1.82%		1.61%		2.57%		2.23%

Supplemental Data
Net assets, end of period (000)	$83,317		$72,842		$84,965		$78,100		$78,919		$41,909

Portfolio turnover rate	3	%(g)	10	%(g)	6	%(g)	6	%(h)	12	%(i)	8	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2055 Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Period from 08/06/18 to 12/31/18	(a)

Net asset value, beginning of period	$17.74		$22.16		$19.05		$16.88		$13.73		$15.60

Net investment income(b)	0.18		0.29		0.42		0.28		0.47		0.16
Net realized and unrealized gain (loss)	2.14		(4.41)		3.09		2.16		3.15		(1.87)

Net increase (decrease) from investment operations	2.32		(4.12)		3.51		2.44		3.62		(1.71)

Distributions(c)
From net investment income		(0.18)	(0.28)		(0.38)		(0.26)		(0.41)		(0.16)
From net realized gain	—		(0.02)		(0.02)		(0.01)		(0.06)		—

Total distributions		(0.18)	(0.30)		(0.40)		(0.27)		(0.47)		(0.16)

Net asset value, end of period	$19.88		$17.74		$22.16		$19.05		$16.88		$13.73

Total Return(d)
Based on net asset value	13.11	%(e)	(18.55)%		18.50%		14.69%		26.54%		(11.00	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.41	%(g)	0.41%		0.41%		0.42%		0.59%		0.37	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.35%		0.35%		0.34%		0.34%		0.32	%(g)(h)

Net investment income	1.96	%(g)	1.56%		1.97%		1.74%		2.99%		2.63	%(g)

Supplemental Data
Net assets, end of period (000)	$9,626		$7,427		$6,407		$3,826		$1,866		$209

Portfolio turnover rate	3	%(i)	10	%(i)	6	%(i)	6	%(j)	12	%(k)	8	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.32%, respectively.

(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

92	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2055 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$17.81		$22.25		$19.12		$16.94		$13.77		$15.27

Net investment income(a)	0.21		0.35		0.48		0.32		0.45		0.40
Net realized and unrealized gain (loss)	2.15		(4.44)		3.11		2.18		3.23		(1.57)

Net increase (decrease) from investment operations	2.36		(4.09)		3.59		2.50		3.68		(1.17)

Distributions(b)
From net investment income		(0.21)	(0.33)		(0.44)		(0.31)		(0.45)		(0.33)
From net realized gain	—		(0.02)		(0.02)		(0.01)		(0.06)		—

Total distributions		(0.21)	(0.35)		(0.46)		(0.32)		(0.51)		(0.33)

Net asset value, end of period	$19.96		$17.81		$22.25		$19.12		$16.94		$13.77

Total Return(c)
Based on net asset value	13.26	%(d)	(18.33)%		18.87%		15.02%		26.89%		(7.79)%

Ratios to Average Net Assets(e)
Total expenses	0.11	%(f)	0.11%		0.11%		0.11%		0.09%		0.11%

Total expenses after fees waived and/or reimbursed	0.06	%(f)	0.05%		0.05%		0.04%		0.04%		0.04%

Net investment income	2.27	%(f)	1.85%		2.24%		1.98%		2.86%		2.60%

Supplemental Data
Net assets, end of period (000)	$3,961,837		$3,178,027		$3,128,153		$2,124,200		$1,344,554		$716,634

Portfolio turnover rate	3	%(g)	10	%(g)	6	%(g)	6	%(h)	12	%(i)	8	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(h)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(i)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	93

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2060 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$15.88		$19.82		$17.02		$15.06		$12.19		$13.50

Net investment income(a)	0.19		0.31		0.42		0.29		0.44		0.36
Net realized and unrealized gain (loss)	1.92		(3.96)		2.77		1.93		2.80		(1.40)

Net increase (decrease) from investment operations	2.11		(3.65)		3.19		2.22		3.24		(1.04)

Distributions from net investment income(b)		(0.18)	(0.29)		(0.39)		(0.26)		(0.37)		(0.27)

Net asset value, end of period	$17.81		$15.88		$19.82		$17.02		$15.06		$12.19

Total Return(c)

Based on net asset value	13.28	%(d)	(18.42)%		18.81%		15.02%		26.78%		(7.82)%

Ratios to Average Net Assets(e)
Total expenses	0.16	%(f)	0.16%		0.16%		0.18%		0.29%		0.37	%(g)

Total expenses after fees waived and/or reimbursed	0.11	%(f)	0.10%		0.10%		0.09%		0.09%		0.09	%(g)

Net investment income	2.29	%(f)	1.81%		2.23%		1.96%		3.11%		2.68%

Supplemental Data

Net assets, end of period (000)	$53,601		$37,045		$38,667		$22,343		$11,132		$2,773

Portfolio turnover rate	2	%(h)	9	%(h)	6	%(h)	6	%(i)	11	%(j)	13	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes offering and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.09%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

94	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2060 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$15.85		$19.77		$16.98		$15.03		$12.17		$13.48

Net investment income(a)	0.17		0.25		0.35		0.25		0.37		0.31
Net realized and unrealized gain (loss)	1.91		(3.93)		2.78		1.93		2.83		(1.38)

Net increase (decrease) from investment operations	2.08		(3.68)		3.13		2.18		3.20		(1.07)

Distributions from net investment income(b)		(0.16)	(0.24)		(0.34)		(0.23)		(0.34)		(0.24)

Net asset value, end of period	$17.77		$15.85		$19.77		$16.98		$15.03		$12.17

Total Return(c)

Based on net asset value	13.12	%(d)	(18.58)%		18.50%		14.71%		26.46%		(8.04)%

Ratios to Average Net Assets(e)
Total expenses	0.41	%(f)	0.41%		0.41%		0.44%		0.57%		0.61	%(g)

Total expenses after fees waived and/or reimbursed	0.36	%(f)	0.35%		0.35%		0.34%		0.34%		0.34	%(g)

Net investment income	1.97	%(f)	1.50%		1.88%		1.71%		2.66%		2.29%

Supplemental Data

Net assets, end of period (000)	$23,383		$18,405		$20,045		$14,564		$11,358		$4,371

Portfolio turnover rate	2	%(h)	9	%(h)	6	%(h)	6	%(i)	11	%(j)	13	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes offering and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.58% and 0.34%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	95

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2060 Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Period from 08/06/18 to 12/31/18	(a)

Net asset value, beginning of period	$15.84		$19.76		$16.97		$15.03		$12.17		$13.81

Net investment income(b)	0.17		0.26		0.38		0.25		0.42		0.15
Net realized and unrealized gain (loss)	1.90		(3.93)		2.75		1.92		2.79		(1.65)

Net increase (decrease) from investment operations	2.07		(3.67)		3.13		2.17		3.21		(1.50)

Distributions from net investment income(c)		(0.16)	(0.25)		(0.34)		(0.23)		(0.35)		(0.14)

Net asset value, end of period	$17.75		$15.84		$19.76		$16.97		$15.03		$12.17

Total Return(d)
Based on net asset value	13.07	%(e)	(18.57)%		18.53%		14.65%		26.51%		(10.92	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.41	%(g)	0.41%		0.41%		0.44%		0.65%		0.47	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.35%		0.35%		0.34%		0.34%		0.33	%(g)(h)(i)

Net investment income	1.99	%(g)	1.57%		1.99%		1.74%		2.97%		2.86	%(g)

Supplemental Data
Net assets, end of period (000)	$13,244		$9,663		$7,993		$4,675		$2,039		$259

Portfolio turnover rate	2	%(j)	9	%(j)	6	%(j)	6	%(k)	11	%(l)	13	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Offering costs, board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.49% and 0.33%, respectively.

(i)

Includes offering and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.46% and 0.33%, respectively.

(j)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(k)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

96	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2060 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$15.89		$19.82		$17.03		$15.07		$12.19		$13.51

Net investment income(a)	0.19		0.31		0.43		0.29		0.42		0.36
Net realized and unrealized gain (loss)	1.91		(3.94)		2.76		1.94		2.84		(1.40)

Net increase (decrease) from investment operations	2.10		(3.63)		3.19		2.23		3.26		(1.04)

Distributions from net investment income(b)		(0.18)	(0.30)		(0.40)		(0.27)		(0.38)		(0.28)

Net asset value, end of period	$17.81		$15.89		$19.82		$17.03		$15.07		$12.19

Total Return(c)
Based on net asset value	13.24	%(d)	(18.32)%		18.80%		15.06%		26.92%		(7.84)%

Ratios to Average Net Assets(e)
Total expenses	0.11	%(f)	0.11%		0.11%		0.13%		0.15%		0.24	%(g)

Total expenses after fees waived and/or reimbursed	0.06	%(f)	0.05%		0.05%		0.04%		0.04%		0.04	%(g)

Net investment income	2.30	%(f)	1.87%		2.28%		2.02%		2.98%		2.71%

Supplemental Data
Net assets, end of period (000)	$2,014,618		$1,524,706		$1,283,329		$769,397		$386,113		$150,118

Portfolio turnover rate	2	%(h)	9	%(h)	6	%(h)	6	%(i)	11	%(j)	13	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes offering and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.21% and 0.04%, respectively.

(h)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(i)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	97

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2065 Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Period from 10/30/19 to 12/31/19	(a)

Net asset value, beginning of period	$11.16		$13.90		$11.92		$10.48		$10.00

Net investment income(b)	0.14		0.22		0.33		0.23		0.11
Net realized and unrealized gain (loss)	1.33		(2.77)		1.90		1.36		0.46

Net increase (decrease) from investment operations	1.47		(2.55)		2.23		1.59		0.57

Distributions from net investment income(c)		(0.12)	(0.19)		(0.25)		(0.15)		(0.09)

Net asset value, end of period	$12.51		$11.16		$13.90		$11.92		$10.48

Total Return(d)
Based on net asset value	13.20	%(e)	(18.30)%		18.74%		15.43%		5.71	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.17	%(g)	0.17%		0.21%		0.50%		13.00	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.11	%(g)	0.10%		0.09%		0.08%		0.11	%(g)

Net investment income	2.39	%(g)	1.89%		2.50%		2.23%		6.26	%(g)

Supplemental Data
Net assets, end of period (000)	$17,399		$10,487		$6,545		$1,360		$52

Portfolio turnover rate	2	%(i)	8	%(i)	9	%(i)	48	%(j)	1	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 44.41%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

98	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2065 Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Period from 10/30/19 to 12/31/19	(a)

Net asset value, beginning of period	$11.15		$13.90		$11.92		$10.48		$10.00

Net investment income(b)	0.12		0.19		0.28		0.22		0.11
Net realized and unrealized gain (loss)	1.34		(2.77)		1.92		1.35		0.46

Net increase (decrease) from investment operations	1.46		(2.58)		2.20		1.57		0.57

Distributions from net investment income(c)		(0.11)	(0.17)		(0.22)		(0.13)		(0.09)

Net asset value, end of period	$12.50		$11.15		$13.90		$11.92		$10.48

Total Return(d)
Based on net asset value	13.09	%(e)	(18.56)%		18.48%		15.14%		5.67	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.42	%(g)	0.42%		0.46%		2.02%		13.24	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.35%		0.34%		0.34%		0.36	%(g)

Net investment income	2.10	%(g)	1.61%		2.08%		2.10%		6.03	%(g)

Supplemental Data
Net assets, end of period (000)	$1,644		$1,068		$523		$123		$53

Portfolio turnover rate	2	%(i)	8	%(i)	9	%(i)	48	%(j)	1	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 44.60%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	99

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2065 Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Period from 10/30/19 to 12/31/19	(a)

Net asset value, beginning of period	$11.15		$13.89		$11.91		$10.48		$10.00

Net investment income(b)	0.12		0.19		0.36		0.20		0.11
Net realized and unrealized gain (loss)	1.34		(2.76)		1.84		1.36		0.46

Net increase (decrease) from investment operations	1.46		(2.57)		2.20		1.56		0.57

Distributions from net investment income(c)		(0.11)	(0.17)		(0.22)		(0.13)		(0.09)

Net asset value, end of period	$12.50		$11.15		$13.89		$11.91		$10.48

Total Return(d)
Based on net asset value	13.08	%(e)	(18.51)%		18.52%		15.12%		5.67	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.42	%(g)	0.42%		0.46%		1.00%		13.25	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.35%		0.34%		0.33%		0.36	%(g)

Net investment income	2.08	%(g)	1.61%		2.68%		1.86%		6.01	%(g)

Supplemental Data
Net assets, end of period (000)	$6,058		$4,283		$3,022		$532		$52

Portfolio turnover rate	2	%(i)	8	%(i)	9	%(i)	48	%(j)	1	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 44.67%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

100	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Index 2065 Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Period from 10/30/19 to 12/31/19	(a)

Net asset value, beginning of period	$11.16		$13.91		$11.92		$10.48		$10.00

Net investment income(b)	0.14		0.22		0.36		0.24		0.12
Net realized and unrealized gain (loss)	1.34		(2.77)		1.88		1.36		0.45

Net increase (decrease) from investment operations	1.48		(2.55)		2.24		1.60		0.57

Distributions from net investment income(c)		(0.12)	(0.20)		(0.25)		(0.16)		(0.09)

Net asset value, end of period	$12.52		$11.16		$13.91		$11.92		$10.48

Total Return(d)
Based on net asset value	13.31	%(e)	(18.32)%		18.87%		15.47%		5.72	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.12	%(g)	0.12%		0.16%		0.79%		11.12	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.05%		0.04%		0.03%		0.06	%(g)

Net investment income	2.41	%(g)	1.92%		2.67%		2.32%		7.08	%(g)

Supplemental Data
Net assets, end of period (000)	$375,731		$234,115		$123,833		$23,104		$1,940

Portfolio turnover rate	2	%(i)	8	%(i)	9	%(i)	48	%(j)	1	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 35.79%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 1, 2020, the rate includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 2, 2020, the rate includes the LifePath Index Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	101

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock LifePath® Index Retirement Fund	LifePath Index Retirement Fund	Diversified
BlackRock LifePath® Index 2025 Fund	LifePath Index 2025 Fund	Diversified
BlackRock LifePath® Index 2030 Fund	LifePath Index 2030 Fund	Diversified
BlackRock LifePath® Index 2035 Fund	LifePath Index 2035 Fund	Diversified
BlackRock LifePath® Index 2040 Fund	LifePath Index 2040 Fund	Diversified
BlackRock LifePath® Index 2045 Fund	LifePath Index 2045 Fund	Diversified
BlackRock LifePath® Index 2050 Fund	LifePath Index 2050 Fund	Diversified
BlackRock LifePath® Index 2055 Fund	LifePath Index 2055 Fund	Diversified
BlackRock LifePath® Index 2060 Fund	LifePath Index 2060 Fund	Diversified
BlackRock LifePath® Index 2065 Fund	LifePath Index 2065 Fund	Diversified

As of period end, the investment of LifePath Index Retirement Fund, LifePath Index 2025 Fund, LifePath Index 2030 Fund, LifePath Index 2035 Fund, LifePath Index 2040 Fund, LifePath Index 2045 Fund, LifePath Index 2050 Fund, LifePath Index 2055 Fund, LifePath Index 2060 Fund and LifePath Index 2065 Fund in Large Cap Index Master Portfolio represented 22.6%, 25.3%, 32.9%, 39.9%, 46.5%, 52.5%, 56.5%, 57.8%, 57.7% and 57.7%, respectively, of net assets. As such, financial statements of Large Cap Index Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective Fund’s financial statements. Large Cap Index Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds. The Funds may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a Fund’s investment in Large Cap Index Master Portfolio and Master Small Cap Index Series reflects that Fund’s proportionate interest in the net assets of that master portfolio. As of period end, the Funds held interests in Underlying Master Portfolios as follows:

Fund Name	Large Cap Index Master Portfolio	Master Small Cap Index Series

LifePath Index Retirement Fund	6.2%	5.3%
LifePath Index 2025 Fund	6.0	4.5
LifePath Index 2030 Fund	13.7	7.1
LifePath Index 2035 Fund	11.7	4.4
LifePath Index 2040 Fund	17.6	5.3
LifePath Index 2045 Fund	12.7	2.9
LifePath Index 2050 Fund	14.2	2.8
LifePath Index 2055 Fund	9.0	1.8
LifePath Index 2060 Fund	4.5	0.9
LifePath Index 2065 Fund	0.9	0.2

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results

102	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Each Fund records daily its proportionate share of the Large Cap Index Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of each Fund (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	The Funds record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements (unaudited) (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

LifePath Index Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

LifePath Index 2025 Fund
Morgan Stanley	$6,731,650	$(6,731,650)	$—		$—

LifePath Index 2030 Fund
Mizuho Securities USA LLC	$275,528	$(275,528)	$—		$—
Morgan Stanley	5,159,888	(5,159,888)	—		—
Wells Fargo Securities LLC	5,554,394	(5,554,394)	—		—

	$10,989,810	$(10,989,810)	$—		$—

LifePath Index 2035 Fund
J.P. Morgan Securities LLC	$5,391,582	$(5,391,582)	$—		$—

LifePath Index 2040 Fund
J.P. Morgan Securities LLC	$5,401,558	$(5,401,558)	$—		$—
Morgan Stanley	1,202,304	(1,202,304)	—		—
RBC Capital Markets LLC	7,554,924	(7,554,924)	—		—

	$14,158,786	$(14,158,786)	$—		$—

104	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

LifePath Index Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

LifePath Index 2045 Fund
J.P. Morgan Securities LLC	$4,176,754	$(4,176,754)	$—		$—
Mizuho Securities USA LLC	2,022,626	(2,022,626)	—		—

	$6,199,380	$(6,199,380)	$—		$—

LifePath Index 2050 Fund
J.P. Morgan Securities LLC	$939,300	$(939,300)	$—		$—
RBC Capital Markets LLC	3,080,904	(3,080,904)	—		—

	$4,020,204	$(4,020,204)	$—		$—

LifePath Index 2060 Fund
Barclays Bank PLC	$3,563,846	$(3,563,846)	$—		$—
Barclays Capital, Inc.	162,812	(162,812)	—		—

	$3,726,658	$(3,726,658)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with BFA, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.05% of the average daily value of each Fund’s net assets.

Service Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”),an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of each Fund’s Investor A and Investor P Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2023, the following table shows the class specific service fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor P	Total

LifePath Index Retirement Fund	$ 212,374	$2,383,992	$2,596,366
LifePath Index 2025 Fund	130,548	111,440	241,988
LifePath Index 2030 Fund	232,072	2,151,677	2,383,749
LifePath Index 2035 Fund	154,625	56,143	210,768
LifePath Index 2040 Fund	181,241	1,829,929	2,011,170
LifePath Index 2045 Fund	134,217	20,182	154,399
LifePath Index 2050 Fund	135,508	618,483	753,991
LifePath Index 2055 Fund	96,795	10,671	107,466
LifePath Index 2060 Fund	25,953	13,483	39,436
LifePath Index 2065 Fund	1,660	6,314	7,974

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BAL may delegate certain of its administration duties to sub-administrators. BAL is entitled to receive for these administrative services an annual fee of 0.09% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor P Shares and 0.04% of the average daily net assets of each Fund’s Class K Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

LifePath Index Retirement Fund	$171,625	$76,455	$858,237	$958,836	$2,065,153
LifePath Index 2025 Fund	85,108	46,997	40,118	1,156,563	1,328,786
LifePath Index 2030 Fund	236,954	83,546	774,604	1,633,014	2,728,118
LifePath Index 2035 Fund	85,910	55,665	20,212	1,389,744	1,551,531
LifePath Index 2040 Fund	283,059	65,247	658,775	1,447,970	2,455,051
LifePath Index 2045 Fund	70,650	48,318	7,265	1,130,823	1,257,056
LifePath Index 2050 Fund	66,997	48,783	222,654	1,075,473	1,413,907
LifePath Index 2055 Fund	55,963	34,846	3,841	707,240	801,890
LifePath Index 2060 Fund	20,473	9,343	4,854	350,998	385,668
LifePath Index 2065 Fund	6,172	598	2,273	59,851	68,894

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

Other Fees: For the six months ended June 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor P Shares as follows:

Fund Name	Investor P

LifePath Index Retirement Fund	$35,835
LifePath Index 2025 Fund	7,149
LifePath Index 2030 Fund	53,191
LifePath Index 2035 Fund	8,410
LifePath Index 2040 Fund	53,907
LifePath Index 2045 Fund	4,001
LifePath Index 2050 Fund	30,688
LifePath Index 2055 Fund	3,675
LifePath Index 2060 Fund	2,613
LifePath Index 2065 Fund	1,598

For the six months ended June 30, 2023, affiliates received CDSCs as follows:

Fund Name	Investor P

LifePath Index Retirement Fund	$107
LifePath Index 2025 Fund	7
LifePath Index 2030 Fund	9
LifePath Index 2040 Fund	90
LifePath Index 2050 Fund	70

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Funds. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Index Retirement Fund	$ 3,137
LifePath Index 2025 Fund	3,102
LifePath Index 2030 Fund	8,184
LifePath Index 2035 Fund	6,806
LifePath Index 2040 Fund	8,536
LifePath Index 2045 Fund	6,083
LifePath Index 2050 Fund	6,327
LifePath Index 2055 Fund	4,234
LifePath Index 2060 Fund	2,391
LifePath Index 2065 Fund	592

The Manager and the Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Funds. These amounts are included in fees waived and/or reimbursed by the

106	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

LifePath Index Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Index Retirement Fund	$1,316,947
LifePath Index 2025 Fund	1,187,014
LifePath Index 2030 Fund	2,317,385
LifePath Index 2035 Fund	1,747,839
LifePath Index 2040 Fund	2,424,145
LifePath Index 2045 Fund	1,583,554
LifePath Index 2050 Fund	1,654,344
LifePath Index 2055 Fund	1,008,948
LifePath Index 2060 Fund	491,195
LifePath Index 2065 Fund	84,892

The fees and expenses of the Funds’ Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Each of BAL and BFA has contractually agreed to reimburse the Funds or provide an offsetting credit for such independent expenses through June 30, 2033. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Index Retirement Fund	$39,622
LifePath Index 2025 Fund	35,305
LifePath Index 2030 Fund	49,821
LifePath Index 2035 Fund	38,342
LifePath Index 2040 Fund	45,547
LifePath Index 2045 Fund	33,403
LifePath Index 2050 Fund	33,994
LifePath Index 2055 Fund	26,140
LifePath Index 2060 Fund	19,770
LifePath Index 2065 Fund	15,061

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2023, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts

LifePath Index Retirement Fund	$2,814
LifePath Index 2025 Fund	6,267
LifePath Index 2030 Fund	6,381
LifePath Index 2035 Fund	2,885
LifePath Index 2040 Fund	5,578
LifePath Index 2045 Fund	3,726
LifePath Index 2050 Fund	1,219

N O T E S T O F I N A N C I A L S T A T E M E N T S	107

Notes to Financial Statements (unaudited) (continued)

Fund Name	Amounts

LifePath Index 2055 Fund	$2,021
LifePath Index 2060 Fund	780

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments in the Underlying Funds and the Underlying Master Portfolios, excluding short-term securities, were as follows:

LifePath Index Fund Name	Purchases	Sales

LifePath Index Retirement Fund	$639,793,855	$842,501,252
LifePath Index 2025 Fund	541,815,090	524,498,951
LifePath Index 2030 Fund	848,617,858	580,377,225
LifePath Index 2035 Fund	800,430,568	359,115,555
LifePath Index 2040 Fund	801,295,472	420,544,404
LifePath Index 2045 Fund	636,686,004	223,461,598
LifePath Index 2050 Fund	610,414,340	192,506,557
LifePath Index 2055 Fund	458,380,964	94,632,927
LifePath Index 2060 Fund	332,764,231	41,997,686
LifePath Index 2065 Fund	118,365,135	6,694,146

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)

LifePath Index Retirement Fund	$ (20,173,526)
LifePath Index 2025 Fund	(46,501,338)
LifePath Index 2030 Fund	(65,425,453)
LifePath Index 2035 Fund	(51,220,292)
LifePath Index 2040 Fund	(46,055,655)
LifePath Index 2045 Fund	(51,270,303)
LifePath Index 2050 Fund	(25,669,559)
LifePath Index 2055 Fund	(14,249,416)
LifePath Index 2060 Fund	(16,772,376)

108	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Fund Name	Non-Expiring Capital Loss Carryforwards(a)

LifePath Index 2065 Fund	$ (16,347,800)

(a)	Amounts available to offset future realized capital gains.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

LifePath Index Retirement Fund	$6,332,811,917	$1,238,290,211	$(215,937,833)	$1,022,352,378
LifePath Index 2025 Fund	5,522,021,064	1,040,793,884	(203,566,186)	837,227,698
LifePath Index 2030 Fund	9,433,311,087	1,991,390,223	(283,597,178)	1,707,793,045
LifePath Index 2035 Fund	6,689,835,577	1,353,888,619	(151,935,629)	1,201,952,990
LifePath Index 2040 Fund	8,253,112,598	2,132,543,518	(193,501,160)	1,939,042,358
LifePath Index 2045 Fund	5,375,011,873	1,284,264,412	(142,837,706)	1,141,426,706
LifePath Index 2050 Fund	5,507,091,067	1,398,090,322	(152,309,836)	1,245,780,486
LifePath Index 2055 Fund	3,524,464,939	751,111,687	(90,677,054)	660,434,633
LifePath Index 2060 Fund	1,865,959,388	280,773,620	(39,954,903)	240,818,717
LifePath Index 2065 Fund	368,766,673	35,962,566	(4,194,907)	31,767,659

8.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Notes to Financial Statements (unaudited) (continued)

Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Index Retirement Fund
Institutional
Shares sold	1,973,085	$25,100,503	3,322,518	$43,530,873
Shares issued in reinvestment of distributions	367,205	4,696,470	846,945	10,520,725
Shares redeemed	(3,984,212)	(50,594,951)	(9,000,036)	(119,357,990)

	(1,643,922)	$(20,797,978)	(4,830,573)	$(65,306,392)

Investor A
Shares sold	1,172,816	$14,870,926	3,605,143	$46,130,749
Shares issued in reinvestment of distributions	145,715	1,860,902	348,501	4,316,056
Shares redeemed	(2,372,906)	(30,035,890)	(5,647,114)	(72,248,031)

	(1,054,375)	$(13,304,062)	(1,693,470)	$(21,801,226)

Investor P
Shares sold	2,321,782	$29,427,917	5,940,386	$78,449,437
Shares issued in reinvestment of distributions	1,663,108	21,223,650	3,898,016	48,248,020
Shares redeemed	(12,409,897)	(157,045,234)	(27,659,511)	(356,120,953)

	(8,425,007)	$(106,393,667)	(17,821,109)	$(229,423,496)

Class K
Shares sold	35,340,650	$448,002,806	81,626,120	$1,082,601,220
Shares issued in reinvestment of distributions	4,770,014	60,964,626	10,505,243	130,316,225
Shares redeemed	(43,251,080)	(548,004,246)	(94,074,425)	(1,228,012,734)

	(3,140,416)	$(39,036,814)	(1,943,062)	$(15,095,289)

	(14,263,720)	$(179,532,521)	(26,288,214)	$(331,626,403)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Index 2025 Fund
Institutional
Shares sold	1,613,481	$22,907,509	2,914,599	$42,322,635
Shares issued in reinvestment of distributions	162,107	2,329,312	331,529	4,584,259
Shares redeemed	(2,073,518)	(29,524,115)	(3,459,810)	(50,862,950)

	(297,930)	$(4,287,294)	(213,682)	$(3,956,056)

Investor A
Shares sold	498,681	$7,088,819	1,121,924	$16,522,275
Shares issued in reinvestment of distributions	79,151	1,135,920	177,710	2,455,027
Shares redeemed	(1,205,109)	(17,116,442)	(2,526,356)	(37,060,750)

	(627,277)	$(8,891,703)	(1,226,722)	$(18,083,448)

Investor P
Shares sold	412,549	$5,848,005	1,662,719	$24,849,590
Shares issued in reinvestment of distributions	69,415	994,256	145,042	1,996,089
Shares redeemed	(570,847)	(8,091,303)	(1,456,618)	(20,953,206)

	(88,883)	$(1,249,042)	351,143	$5,892,473

110	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Index 2025 Fund (continued)
Class K
Shares sold	38,785,886	$551,749,479	85,855,261	$1,260,937,785
Shares issued in reinvestment of distributions	5,080,938	73,069,242	10,257,345	141,861,605
Shares redeemed	(39,642,922)	(564,139,232)	(78,400,268)	(1,142,842,420)

	4,223,902	$60,679,489	17,712,338	$259,956,970

	3,209,812	$46,251,450	16,623,077	$243,809,939

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Index 2030 Fund
Institutional
Shares sold	2,461,483	$37,158,378	4,157,741	$63,924,543
Shares issued in reinvestment of distributions	416,849	6,400,427	867,050	12,609,861
Shares redeemed	(2,757,483)	(41,753,197)	(7,374,492)	(118,297,753)

	120,849	$1,805,608	(2,349,701)	$(41,763,349)

Investor A
Shares sold	1,332,338	$20,121,930	2,949,627	$45,073,937
Shares issued in reinvestment of distributions	130,656	2,005,692	278,850	4,050,078
Shares redeemed	(1,865,643)	(28,219,016)	(3,990,230)	(61,098,454)

	(402,649)	$(6,091,394)	(761,753)	$(11,974,439)

Investor P
Shares sold	2,396,727	$36,142,396	4,935,905	$76,741,580
Shares issued in reinvestment of distributions	1,218,969	18,702,425	2,660,021	38,593,592
Shares redeemed	(6,744,473)	(101,788,307)	(14,951,026)	(229,599,930)

	(3,128,777)	$(46,943,486)	(7,355,100)	$(114,264,758)

Class K
Shares sold	54,546,243	$823,399,084	121,463,311	$1,883,996,167
Shares issued in reinvestment of distributions	6,697,476	102,736,034	13,205,336	191,673,950
Shares redeemed	(36,834,624)	(556,144,836)	(71,788,403)	(1,101,453,243)

	24,409,095	$369,990,282	62,880,244	$974,216,874

	20,998,518	$318,761,010	52,413,690	$806,214,328

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Index 2035 Fund
Institutional
Shares sold	1,949,326	$31,448,091	2,753,122	$45,228,753
Shares issued in reinvestment of distributions	137,987	2,283,062	257,378	3,971,855
Shares redeemed	(1,513,167)	(24,609,053)	(1,974,197)	(32,963,307)

	574,146	$9,122,100	1,036,303	$16,237,301

Investor A
Shares sold	762,193	$12,307,948	1,748,081	$28,952,854
Shares issued in reinvestment of distributions	79,155	1,307,107	165,138	2,540,944
Shares redeemed	(1,032,301)	(16,667,523)	(2,233,800)	(36,590,795)

	(190,953)	$(3,052,468)	(320,581)	$(5,096,997)

Investor P
Shares sold	510,136	$8,258,340	886,096	$14,864,811
Shares issued in reinvestment of distributions	30,321	499,894	55,923	857,070
Shares redeemed	(246,856)	(4,009,405)	(471,153)	(7,608,330)

	293,601	$4,748,829	470,866	$8,113,551

N O T E S T O F I N A N C I A L S T A T E M E N T S	111

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Index 2035 Fund (continued)
Class K
Shares sold	51,942,627	$840,116,772	99,466,782	$1,642,593,394
Shares issued in reinvestment of distributions	5,178,740	85,617,917	9,760,185	150,380,730
Shares redeemed	(27,945,759)	(451,911,665)	(53,246,888)	(871,529,169)

	29,175,608	$473,823,024	55,980,079	$921,444,955

	29,852,402	$484,641,485	57,166,667	$940,698,810

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Index 2040 Fund
Institutional
Shares sold	2,514,657	$42,739,949	3,980,851	$68,817,594
Shares issued in reinvestment of distributions	420,231	7,358,831	824,339	13,278,142
Shares redeemed	(2,222,408)	(37,941,588)	(4,669,829)	(84,499,843)

	712,480	$12,157,192	135,361	$(2,404,107)

Investor A
Shares sold	1,042,557	$17,760,925	2,431,747	$41,365,509
Shares issued in reinvestment of distributions	86,101	1,505,630	171,835	2,759,877
Shares redeemed	(1,239,056)	(21,096,797)	(2,939,625)	(50,274,558)

	(110,398)	$(1,830,242)	(336,043)	$(6,149,172)

Investor P
Shares sold	2,034,968	$34,529,236	4,253,821	$73,608,165
Shares issued in reinvestment of distributions	871,367	15,229,268	1,797,985	28,829,663
Shares redeemed	(4,571,714)	(77,722,825)	(8,061,637)	(138,737,403)

	(1,665,379)	$(27,964,321)	(2,009,831)	$(36,299,575)

Class K
Shares sold	45,509,471	$774,573,865	96,958,558	$1,681,275,525
Shares issued in reinvestment of distributions	5,012,928	87,792,183	9,331,202	150,176,717
Shares redeemed	(23,811,851)	(406,081,982)	(44,419,515)	(761,636,913)

	26,710,548	$456,284,066	61,870,245	$1,069,815,329

	25,647,251	$438,646,695	59,659,732	$1,024,962,475

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Index 2045 Fund
Institutional
Shares sold	1,568,243	$28,047,435	2,369,625	$42,552,614
Shares issued in reinvestment of distributions	97,437	1,807,506	164,210	2,767,676
Shares redeemed	(1,476,097)	(26,597,535)	(1,454,300)	(26,565,926)

	189,583	$3,257,406	1,079,535	$18,754,364

Investor A
Shares sold	735,174	$13,178,836	1,442,972	$25,997,776
Shares issued in reinvestment of distributions	58,841	1,090,787	104,093	1,748,465
Shares redeemed	(832,655)	(14,922,462)	(1,276,785)	(22,802,370)

	(38,640)	$(652,839)	270,280	$4,943,871

Investor P
Shares sold	220,130	$3,930,389	332,033	$5,964,077
Shares issued in reinvestment of distributions	9,189	170,116	12,925	216,147
Shares redeemed	(106,775)	(1,883,932)	(95,012)	(1,689,100)

	122,544	$2,216,573	249,946	$4,491,124

112	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Index 2045 Fund (continued)
Class K
Shares sold	39,116,637	$703,109,242	75,212,536	$1,362,339,830
Shares issued in reinvestment of distributions	3,623,028	67,309,834	6,009,379	101,367,050
Shares redeemed	(17,739,161)	(318,752,486)	(35,353,975)	(635,082,318)

	25,000,504	$451,666,590	45,867,940	$828,624,562

	25,273,991	$456,487,730	47,467,701	$856,813,921

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Index 2050 Fund
Institutional
Shares sold	1,533,875	$28,357,366	2,549,671	$47,196,152
Shares issued in reinvestment of distributions	88,468	1,697,492	142,969	2,472,803
Shares redeemed	(808,840)	(15,038,034)	(2,483,297)	(49,523,550)

	813,503	$15,016,824	209,343	$145,405

Investor A
Shares sold	703,348	$12,997,883	1,642,174	$30,560,874
Shares issued in reinvestment of distributions	56,166	1,076,261	101,874	1,755,763
Shares redeemed	(648,752)	(11,918,276)	(1,378,442)	(25,187,158)

	110,762	$2,155,868	365,606	$7,129,479

Investor P
Shares sold	1,004,135	$18,502,135	1,976,270	$36,586,198
Shares issued in reinvestment of distributions	254,954	4,880,410	480,520	8,268,056
Shares redeemed	(1,330,840)	(24,528,267)	(2,665,469)	(49,477,023)

	(71,751)	$(1,145,722)	(208,679)	$(4,622,769)

Class K
Shares sold	37,079,920	$685,331,186	77,649,004	$1,444,251,749
Shares issued in reinvestment of distributions	3,253,723	62,425,829	5,528,115	95,596,203
Shares redeemed	(16,093,437)	(297,849,233)	(31,260,519)	(575,870,895)

	24,240,206	$449,907,782	51,916,600	$963,977,057

	25,092,720	$465,934,752	52,282,870	$966,629,172

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Index 2055 Fund
Institutional
Shares sold	1,278,804	$24,222,710	2,009,247	$38,207,124
Shares issued in reinvestment of distributions	70,709	1,394,880	113,929	2,021,394
Shares redeemed	(660,828)	(12,643,993)	(1,019,871)	(19,744,592)

	688,685	$12,973,597	1,103,305	$20,483,926

Investor A
Shares sold	608,584	$11,546,502	1,291,592	$24,562,840
Shares issued in reinvestment of distributions	38,349	755,752	67,032	1,184,678
Shares redeemed	(562,136)	(10,602,121)	(1,086,906)	(20,502,064)

	84,797	$1,700,133	271,718	$5,245,454

Investor P
Shares sold	115,576	$2,193,926	182,330	$3,471,328
Shares issued in reinvestment of distributions	4,315	84,926	6,154	108,363
Shares redeemed	(54,339)	(1,037,287)	(58,828)	(1,144,957)

	65,552	$1,241,565	129,656	$2,434,734

N O T E S T O F I N A N C I A L S T A T E M E N T S	113

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Index 2055 Fund (continued)
Class K
Shares sold	29,020,682	$551,222,077	56,009,618	$1,063,826,989
Shares issued in reinvestment of distributions	2,057,104	40,588,409	3,334,326	59,140,706
Shares redeemed	(11,036,834)	(209,450,916)	(21,483,115)	(407,089,730)

	20,040,952	$382,359,570	37,860,829	$715,877,965

	20,879,986	$398,274,865	39,365,508	$744,042,079

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Index 2060 Fund
Institutional
Shares sold	794,685	$13,400,979	1,165,233	$19,757,610
Shares issued in reinvestment of distributions	29,477	519,607	37,260	589,744
Shares redeemed	(146,491)	(2,484,842)	(821,676)	(14,856,646)

	677,671	$11,435,744	380,817	$5,490,708

Investor A
Shares sold	275,214	$4,655,865	611,741	$10,432,997
Shares issued in reinvestment of distributions	11,626	204,737	16,739	264,515
Shares redeemed	(131,909)	(2,235,839)	(481,250)	(8,096,533)

	154,931	$2,624,763	147,230	$2,600,979

Investor P
Shares sold	167,696	$2,885,446	242,109	$4,067,449
Shares issued in reinvestment of distributions	6,380	112,343	8,303	130,624
Shares redeemed	(38,080)	(644,607)	(44,815)	(760,572)

	135,996	$2,353,182	205,597	$3,437,501

Class K
Shares sold	23,081,140	$391,032,593	42,004,196	$708,721,150
Shares issued in reinvestment of distributions	1,132,796	19,966,332	1,586,196	25,099,571
Shares redeemed	(7,083,062)	(120,242,888)	(12,378,777)	(207,392,538)

	17,130,874	$290,756,037	31,211,615	$526,428,183

	18,099,472	$307,169,726	31,945,259	$537,957,371

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Index 2065 Fund
Institutional
Shares sold	540,549	$6,420,105	625,634	$7,469,198
Shares issued in reinvestment of distributions	12,984	160,903	13,729	152,414
Shares redeemed	(102,916)	(1,222,063)	(170,329)	(2,015,415)

	450,617	$5,358,945	469,034	$5,606,197

Investor A
Shares sold	43,626	$519,567	65,917	$775,993
Shares issued in reinvestment of distributions	1,062	13,173	1,006	11,133
Shares redeemed	(8,900)	(106,069)	(8,793)	(104,679)

	35,788	$426,671	58,130	$682,447

Investor P
Shares sold	109,588	$1,305,834	206,328	$2,453,467
Shares issued in reinvestment of distributions	4,045	50,159	4,901	54,187
Shares redeemed	(13,077)	(155,683)	(44,565)	(532,125)

	100,556	$1,200,310	166,664	$1,975,529

114	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

LifePath Index Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Index 2065 Fund (continued)
Class K
Shares sold	10,666,311	$127,149,522	14,667,722	$173,015,046
Shares issued in reinvestment of distributions	286,123	3,547,734	296,267	3,285,680
Shares redeemed	(1,909,271)	(22,774,336)	(2,892,871)	(33,746,649)

	9,043,163	$107,922,920	12,071,118	$142,554,077

	9,630,124	$114,908,846	12,764,946	$150,818,250

As of June 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor P	Class K

LifePath Index Retirement Fund	—	—	32,483	—
LifePath Index 2025 Fund	—	—	14,948	—
LifePath Index 2030 Fund	—	—	14,524	—
LifePath Index 2035 Fund	—	—	14,025	—
LifePath Index 2040 Fund	—	—	13,661	—
LifePath Index 2045 Fund	—	—	13,289	—
LifePath Index 2050 Fund	—	—	13,072	—
LifePath Index 2055 Fund	—	—	12,821	—
LifePath Index 2060 Fund	—	—	14,482	—
LifePath Index 2065 Fund	5,000	5,000	5,000	85,000

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	115

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds III (the “Trust”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock LifePath Index Retirement Fund (“LifePath Index Retirement Fund”), BlackRock LifePath Index 2025 Fund (“LifePath Index 2025 Fund”), BlackRock LifePath Index 2030 Fund (“LifePath Index 2030 Fund”), BlackRock LifePath Index 2035 Fund (“LifePath Index 2035 Fund”), BlackRock LifePath Index 2040 Fund (“LifePath Index 2040 Fund”), BlackRock LifePath Index 2045 Fund (“LifePath Index 2045 Fund”), BlackRock LifePath Index 2050 Fund (“LifePath Index 2050 Fund”), BlackRock LifePath Index 2055 Fund (“LifePath Index 2055 Fund”), BlackRock LifePath Index 2060 Fund (“LifePath Index 2060 Fund”) and BlackRock LifePath Index 2065 Fund (“LifePath Index 2065 Fund”) (each, a “Fund” and collectively, the “Funds”) and BlackRock Fund Advisors (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide

116	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, each of LifePath Index 2055 Fund and LifePath Index 2060 Fund ranked in the second, second and first quartiles, respectively, against its Morningstar Category.

The Board noted that for each of the one-year, three-year and since-inception periods reported, LifePath Index 2065 Fund ranked in the second quartile against its Morningstar Category.

The Board noted that for the one-, three- and five-year periods reported, each LifePath Index 2035 Fund, LifePath Index 2040 Fund and LifePath Index 2045 Fund ranked in the second, third and second quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the each Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, LifePath Index 2030 Fund ranked in the second, third and third quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, LifePath Index 2050 Fund ranked in the third, second and first quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board noted that for each of the one-, three- and five-year periods reported, LifePath Index 2025 Fund ranked in the third quartile against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	117

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that for the one-, three- and five-year periods reported, LifePath Index Retirement Fund ranked in the fourth, first and first quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for each Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of management fee comparisons.

The Board also noted that each of LifePath Index 2025 Fund’s, LifePath Index 2045 Fund’s, LifePath Index 2050 Fund’s and LifePath Index 2055 Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Fund’s total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers.

The Board also noted that each of LifePath Index 2060 Fund’s and LifePath Index 2065 Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and first quartiles, respectively, relative to the Fund’s Expense Peers.

The Board also noted that LifePath Index 2030 Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers.

The Board also noted that each of LifePath Index Retirement Fund’s, LifePath Index 2035 Fund’s and LifePath Index 2040 Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers.

Additionally, the Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Fund for certain other fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its

118	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	119

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

120	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

LifePath Index Fund and Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10001

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Funds
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	121

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

122	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPindex-06/23-SAR

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	iShares MSCI Total International Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2023	iShares MSCI Total International Index Fund

Investment Objective

iShares MSCI Total International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI All Country World Index ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, the Fund’s Institutional Shares returned 9.74%, Investor A Shares returned 9.48% and Class K Shares returned 9.79%. The benchmark MSCI ACWI ex USA Index returned 9.47% for the same period.

The Fund invests all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

Developed non-U.S. markets, as represented by the MSCI EAFE Index, posted positive gains over the first quarter of 2023 on the back of optimism of cooling inflation pressure and resilient economic data. Energy shock has been mitigated by warm weather and government energy support measures. Headline news about the banking sector dampened market sentiments and attracted investors’ attention later in the quarter. The overall market calmed after the central banks set out reassuring plans.

In Europe, forward-looking indicators raised hopes that the eurozone may continue to avoid recession. The European Central Bank (“ECB”) reiterated its commitment to return inflation to its 2% target. The Bank of England (“BoE”) and ECB both raised interest rates over the quarter to 4.25% and 3.00%, respectively.

In Japan, the Bank of Japan (“BOJ”) kept their stance toward loose monetary policy amidst currency strength concerns. Inflation in Japan is at the highest level in the last 40 years. The Japanese market posted positive gains over the first quarter supported by the resurgence of tourism.

In the second quarter of 2023, developed non-U.S. markets posted positive gains supported by resilient corporate earnings data. The information technology sector rallied and boosted broad market performance, with semiconductor companies leading the way.

The ECB raised interest rates to 4% over the quarter, indicating a potential for further rate hikes due to elevated inflation rates. In the United Kingdom, the BoE raised interest rates to 5% in response to increased inflation triggered by wage growth.

The Japanese equity market posted a positive return over the second quarter supported by a weaker Yen, improved sentiment towards the semiconductor industry, and a strong corporate earnings season.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the MSCI ACWI ex USA Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	iShares MSCI Total International Index Fund

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	10 Years

Institutional	9.74%	12.38%	3.42%	4.59%

Investor A	9.48	11.93	3.13	4.31

Class K	9.79	12.34	3.46	4.63

MSCI ACWI ex USA Index(c)	9.47	12.72	3.52	4.75

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index.

(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,097.40	$0.78		$1,000.00	$1,024.05	$0.75		0.15%
Investor A	1,000.00	1,094.80	2.13		1,000.00	1,022.76	2.06		0.41
Class K	1,000.00	1,097.90	0.57		1,000.00	1,024.25	0.55		0.11

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares MSCI Total International Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited)

June 30, 2023

iShares MSCI Total International Index Fund

ASSETS
Investments, at value — Master Portfolio	$1,637,833,095
Receivables:
Capital shares sold	4,854,829
From the Manager	4,721
Withdrawals from the Master Portfolio	78,396,063
Prepaid expenses	163,294

Total assets	1,721,252,002

LIABILITIES
Payables:
Accounting services fees	2,047
Administration fees	14,186
Capital shares redeemed	83,250,619
Income dividend distributions	1,269,780
Officer’s fees	298
Other accrued expenses	9,290
Professional fees	24,000
Service fees	11,203

Total liabilities	84,581,423

Commitments and contingent liabilities
NET ASSETS	$1,636,670,579

NET ASSETS CONSIST OF
Paid-in capital	$1,517,426,753
Accumulated earnings	119,243,826

NET ASSETS	$1,636,670,579

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities  (unaudited) (continued)

June 30, 2023

iShares MSCI Total International Index Fund

NET ASSET VALUE

Institutional
Net assets	$671,717,293

Shares outstanding	72,858,690

Net asset value	$9.22

Shares authorized	Unlimited

Par value	N/A

Investor A
Net assets	$56,708,855

Shares outstanding	6,147,624

Net asset value	$9.22

Shares authorized	Unlimited

Par value	N/A

Class K
Net assets	$908,244,431

Shares outstanding	95,213,814

Net asset value	$9.54

Shares authorized	Unlimited

Par value	N/A

See notes to financial statements.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations  (unaudited)

Six Months Ended June 30, 2023

iShares MSCI Total International Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$32,735,190
Dividends — affiliated	333,155
Securities lending income — affiliated — net	165,811
Foreign taxes withheld	(4,908,428)
Expenses	(596,967)
Fees waived	11,986

Total investment income	27,740,747

FUND EXPENSES
Transfer agent — class specific	242,966
Registration	132,772
Administration	78,486
Service — class specific	68,658
Professional	33,335
Accounting services	2,461
Printing and postage	2,250
Officer	190
Miscellaneous	7,107

Total expenses	568,225
Less:
Fees waived and/or reimbursed by the Administrator	(32,463)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(62,458)

Total expenses after fees waived and/or reimbursed	473,304

Net investment income	27,267,443

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated(a)	(11,183,057)
Investments — affiliated	(9,712)
Foreign currency transactions	(183,811)
Futures contracts	(198,161)

(11,574,741)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	126,249,305
Investments — affiliated	(14,983)
Forward foreign currency exchange contracts	5,312
Foreign currency translations	(94,511)
Futures contracts	194,183

126,339,306

Net realized and unrealized gain	114,764,565

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$142,032,008

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(154,389)
(b) Net of reduction in deferred capital gain tax of	$334,307

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares MSCI Total International Index Fund
	Six Months Ended 06/30/23 (unaudited)	Year Ended December 31, 2022

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,267,443	$40,580,001
Net realized loss	(11,574,741)	(73,472,013)
Net change in unrealized appreciation (depreciation)	126,339,306	(203,083,468)

Net increase (decrease) in net assets resulting from operations	142,032,008	(235,975,480)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(10,893,758)	(13,769,061)
Investor A	(972,940)	(1,362,762)
Class K	(17,566,919)	(22,647,677)

Decrease in net assets resulting from distributions to shareholders	(29,433,617)	(37,779,500)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	22,641,905	372,096,857

NET ASSETS
Total increase in net assets	135,240,296	98,341,877
Beginning of period	1,501,430,283	1,403,088,406

End of period	$1,636,670,579	$1,501,430,283

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		iShares MSCI Total International Index Fund

		Institutional
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$8.56		$10.54	$10.10	$9.35	$7.97		$9.54

Net investment income(a)	0.15		0.26	0.25	0.18	0.27		0.26
Net realized and unrealized gain (loss)	0.68		(1.99)	0.51	0.77	1.40		(1.56)

Net increase (decrease) from investment operations	0.83		(1.73)	0.76	0.95	1.67		(1.30)

Distributions(b)
From net investment income		(0.17)	(0.25)	(0.32)	(0.20)	(0.29)		(0.25)
Return of capital	—		—	—	—	—		(0.02)

Total distributions		(0.17)	(0.25)	(0.32)	(0.20)	(0.29)		(0.27)

Net asset value, end of period	$9.22		$8.56	$10.54	$10.10	$9.35		$7.97

Total Return(c)
Based on net asset value	9.74	%(d)	(16.37)%	7.60%	10.72%	21.18%		(13.94)%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.18	%(h)	0.12%	0.15%	0.16%	0.16	%(i)	0.17	%(i)

Total expenses after fees waived and/or reimbursed	0.15	%(h)	0.11%	0.15%	0.15%	0.16%		0.16%

Net investment income	3.40	%(h)	2.90%	2.31%	2.08%	3.08%		2.83%

Supplemental Data
Net assets, end of period (000)	$671,717		$597,193	$545,767	$156,711	$264,845		$159,351

Portfolio turnover rate of the Master Portfolio		10%	28%	13%	23%	5%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		iShares MSCI Total International Index Fund (continued)

		Investor A
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$8.57		$10.55	$10.07	$9.32	$7.95		$9.52

Net investment income(a)	0.15		0.24	0.23	0.17	0.25		0.23
Net realized and unrealized gain (loss)	0.66		(2.00)	0.51	0.76	1.39		(1.56)

Net increase (decrease) from investment operations	0.81		(1.76)	0.74	0.93	1.64		(1.33)

Distributions(b)
From net investment income		(0.16)	(0.22)	(0.26)	(0.18)	(0.27)		(0.22)
Return of capital	—		—	—	—	—		(0.02)

Total distributions		(0.16)	(0.22)	(0.26)	(0.18)	(0.27)		(0.24)

Net asset value, end of period	$9.22		$8.57	$10.55	$10.07	$9.32		$7.95

Total Return(c)
Based on net asset value	9.48	%(d)	(16.61)%	7.37%	10.47%	20.80%		(14.19)%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.43	%(h)	0.42%	0.40%	0.42%	0.41	%(i)	0.42	%(i)

Total expenses after fees waived and/or reimbursed	0.41	%(h)	0.41%	0.39%	0.41%	0.41%		0.41%

Net investment income	3.21	%(h)	2.67%	2.14%	2.01%	2.84%		2.55%

Supplemental Data
Net assets, end of period (000)	$56,709		$52,026	$63,214	$383,705	$341,385		$272,066

Portfolio turnover rate of the Master Portfolio		10%	28%	13%	23%	5%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		iShares MSCI Total International Index Fund (continued)

		Class K
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$8.85		$10.89	$10.42	$9.64	$8.21		$9.82

Net investment income(a)	0.17		0.27	0.27	0.20	0.28		0.27
Net realized and unrealized gain (loss)	0.69		(2.06)	0.53	0.79	1.44		(1.61)

Net increase (decrease) from investment operations	0.86		(1.79)	0.80	0.99	1.72		(1.34)

Distributions(b)
From net investment income		(0.17)	(0.25)	(0.33)	(0.21)	(0.29)		(0.25)
Return of capital	—		—	—	—	—		(0.02)

Total distributions		(0.17)	(0.25)	(0.33)	(0.21)	(0.29)		(0.27)

Net asset value, end of period	$9.54		$8.85	$10.89	$10.42	$9.64		$8.21

Total Return(c)
Based on net asset value	9.79	%(d)	(16.39)%	7.70%	10.76%	21.22%		(13.91)%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.11	%(h)	0.10%	0.10%	0.12%	0.11	%(i)	0.12	%(i)

Total expenses after fees waived and/or reimbursed	0.11	%(h)	0.10%	0.10%	0.11%	0.11%		0.11%

Net investment income	3.54	%(h)	2.97%	2.43%	2.31%	3.15%		2.85%

Supplemental Data
Net assets, end of period (000)	$908,244		$852,211	$794,108	$665,801	$488,498		$299,520

Portfolio turnover rate of the Master Portfolio		10%	28%	13%	23%	5%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements  (unaudited)

1. ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares MSCI Total International Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2023, the percentage of the Master Portfolio owned by the Fund was 100.0%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Investor A and Class K Shares	No	No	None

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2023, the class specific service fees borne directly by Investor A Shares were $68,658.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2023, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total

Reimbursed amounts	$965	$1,143	$2,454	$4,562

For the six months ended June 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total

Transfer agent fees — class specific	$199,132	$20,698	$23,136	$242,966

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.16%

Investor A	0.41

Class K	0.11

The Administrator has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2023, the Administrator waived and/or reimbursed investment advisory fees of $32,463, which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed-class specific in the Statement of Operations. For the six months ended June 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Class K	Total

Transfer agent fees waived and/or reimbursed by the Manager — class specific	$49,758	$4,982	$7,718	$62,458

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2022, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards	(a)

iShares MSCI Total International Index Fund	$ (88,687,417)

(a)	Amounts available to offset future realized capital gains.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares MSCI Total International Index Fund

Institutional

Shares sold	22,692,753	$209,268,987	59,896,906	$509,644,196

Shares issued in reinvestment of distributions	1,188,899	10,893,714	1,628,419	13,769,013

Shares redeemed	(20,765,172)	(187,455,554)	(43,568,446)	(371,188,980)

	3,116,480	$32,707,147	17,956,879	$152,224,229

Investor A

Shares sold	432,334	$3,943,105	1,076,933	$9,760,108

Shares issued in reinvestment of distributions	106,192	972,507	160,443	1,360,746

Shares redeemed	(463,295)	(4,216,221)	(1,159,493)	(10,231,571)

	75,231	$699,391	77,883	$889,283

Class K

Shares sold	16,749,676	$157,984,685	51,270,615	$473,869,941

Shares issued in reinvestment of distributions	1,851,196	17,537,963	2,591,085	22,559,468

Shares redeemed	(19,639,565)	(186,287,281)	(30,546,152)	(277,446,064)

	(1,038,693)	$(10,764,633)	23,315,548	$218,983,345

	2,153,018	$22,641,905	41,350,310	$372,096,857

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of June 30, 2023	Total International ex U.S. Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	2.0%
Nestle SA	1.4
ASML Holding NV	1.3
Novo Nordisk A/S, Class B	1.1
Tencent Holdings Ltd.	1.1
LVMH Moet Hennessy Louis Vuitton SE	1.1
Samsung Electronics Co. Ltd.	1.1
AstraZeneca PLC	1.0
Roche Holding AG	0.9
Novartis AG	0.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	15.1%
United Kingdom	9.0
China	8.4
France	8.0
Canada	7.8
Switzerland	7.0
Germany	5.7
Australia	5.4
United States	5.0
Taiwan	4.5
India	4.2
South Korea	3.6
Netherlands	3.4
Denmark	2.1
Sweden	2.0
Hong Kong	1.8
Spain	1.7
Brazil	1.6
Italy	1.4
Saudi Arabia	1.2
South Africa	1.0
Other#	8.7
Liabilities in Excess of Other Assets	(8.6)

#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

M A S T E R P O R T F O L I O I N F O R M A T I O N	17

Schedule of Investments (unaudited) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.4%
Ampol Ltd.	14,063	$280,929
ANZ Group Holdings Ltd.	210,417	3,330,856
APA Group	76,671	496,058
Aristocrat Leisure Ltd.	42,045	1,087,822
ASX Ltd.	14,746	620,556
Aurizon Holdings Ltd.	137,482	359,681
BHP Group Ltd., Class DI	356,609	10,720,364
BlueScope Steel Ltd.	28,378	390,561
Brambles Ltd.	121,397	1,167,301
Cochlear Ltd.	4,363	668,447
Coles Group Ltd.	85,106	1,045,007
Commonwealth Bank of Australia	115,663	7,743,264
Computershare Ltd.	37,235	581,090
CSL Ltd.	34,649	6,416,261
Dexus	79,034	411,595
EBOS Group Ltd.	22,321	504,334
Endeavour Group Ltd.	107,538	452,593
Fortescue Metals Group Ltd.	121,369	1,800,960
Glencore PLC	718,908	4,076,120
Goodman Group	119,985	1,612,940
GPT Group	129,031	357,040
IDP Education Ltd.	11,853	175,529
IGO Ltd.	49,565	505,899
Insurance Australia Group Ltd.	197,740	751,982
Lendlease Corp. Ltd.	60,379	313,273
Lottery Corp. Ltd.	155,513	533,139
Macquarie Group Ltd.	25,957	3,088,568
Medibank Pvt Ltd.	164,677	386,822
Mineral Resources Ltd.	12,810	613,506
Mirvac Group	235,746	356,000
National Australia Bank Ltd.	220,048	3,870,174
Newcrest Mining Ltd.	59,268	1,057,247
Northern Star Resources Ltd.	84,440	687,922
Orica Ltd.	39,579	392,099
Origin Energy Ltd.	126,630	711,731
Pilbara Minerals Ltd.	213,938	703,142
Qantas Airways Ltd.(a)	53,113	220,106
QBE Insurance Group Ltd.	105,185	1,098,220
Ramsay Health Care Ltd.	12,189	457,943
REA Group Ltd.	4,832	464,177
Reece Ltd.	18,949	236,056
Rio Tinto Ltd.	27,121	2,076,918
Rio Tinto PLC	77,843	4,946,895
Santos Ltd.	249,495	1,248,345
Scentre Group	395,697	699,795
SEEK Ltd.	20,381	297,737
Sonic Healthcare Ltd.	30,007	713,616
South32 Ltd.	293,566	739,081
Stockland	142,150	382,140
Suncorp Group Ltd.	75,488	678,276
Telstra Group Ltd.	293,620	842,307
Transurban Group(b)	205,529	1,956,916
Treasury Wine Estates Ltd.	91,506	686,218
Vicinity Ltd.	389,769	480,008
Washington H Soul Pattinson & Co. Ltd.	18,740	397,832
Wesfarmers Ltd.	75,831	2,500,096
Westpac Banking Corp.	245,694	3,498,343
WiseTech Global Ltd.(b)	11,221	601,875

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	126,913	$2,935,698
Woolworths Group Ltd.	83,526	2,213,125

		88,642,535

Austria — 0.1%
Erste Group Bank AG	23,186	813,316
OMV AG	9,141	388,147
Verbund AG	4,162	333,899
Voestalpine AG	8,881	319,150

		1,854,512

Belgium — 0.5%
Ageas SA/NV	9,563	387,677
Anheuser-Busch InBev SA	60,780	3,444,855
D’ieteren Group	2,142	379,102
Elia Group SA/NV	2,515	319,541
Groupe Bruxelles Lambert NV	6,898	543,794
KBC Group NV	17,468	1,219,280
Sofina SA	925	191,771
Solvay SA	4,759	532,151
UCB SA	8,912	790,124
Umicore SA	13,889	388,326
Warehouses De Pauw CVA	14,206	390,134

		8,586,755

Brazil — 1.2%
Ambev SA	304,175	978,935
Atacadao SA	57,685	134,930
B3 SA - Brasil Bolsa Balcao	430,015	1,312,084
Banco Bradesco SA	98,456	301,031
Banco BTG Pactual SA	89,066	585,006
Banco do Brasil SA	67,676	698,215
Banco Santander Brasil SA	25,605	163,795
BB Seguridade Participacoes SA	53,016	340,692
CCR SA	108,443	318,204
Centrais Eletricas Brasileiras SA	91,833	762,366
Cia de Saneamento Basico do Estado de Sao Paulo	21,664	255,949
Cia Siderurgica Nacional SA	38,838	98,389
Cosan SA	67,148	250,462
CPFL Energia SA	19,091	137,116
Energisa SA	7,713	80,864
Eneva SA(a)	70,481	180,611
Engie Brasil Energia SA	24,488	233,670
Equatorial Energia SA	70,473	473,186
Equatorial Energia SA(a)	986	6,585
Hapvida Participacoes e Investimentos SA(a)(c)	510,740	467,199
Hypera SA	36,235	348,184
JBS S/A	44,372	161,801
Klabin SA	50,466	229,448
Localiza Rent a Car SA	48,623	695,601
Lojas Renner SA	59,690	249,321
Magazine Luiza SA(a)	401,416	282,522
Natura & Co. Holding SA(a)	88,232	308,467
Petroleo Brasileiro SA	249,128	1,722,179
PRIO SA(a)	59,476	460,584
Raia Drogasil SA	86,360	533,866
Rede D’Or Sao Luiz SA(c)	40,523	278,605
Rumo SA	94,600	438,603
Sendas Distribuidora S/A	71,970	206,672
Suzano SA	45,386	419,149
Telefonica Brasil SA	36,383	328,786
TIM SA	41,040	125,309
TOTVS SA	46,436	290,746
Ultrapar Participacoes SA	45,628	180,008

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Vale SA	267,486	$3,587,559
Vibra Energia SA	77,463	292,011
WEG SA	117,918	929,661

		19,848,371

Canada — 7.8%
Agnico Eagle Mines Ltd.	39,212	1,958,010
Air Canada(a)(b)	13,677	258,002
Algonquin Power & Utilities Corp.(b)	52,297	432,272
Alimentation Couche-Tard, Inc.	57,549	2,950,975
AltaGas Ltd.(b)	16,709	300,188
ARC Resources Ltd.(b)	50,817	677,816
Bank of Montreal(b)	52,077	4,703,146
Bank of Nova Scotia(b)	82,977	4,151,512
Barrick Gold Corp.	121,120	2,048,914
BCE, Inc.	4,874	222,223
Brookfield Asset Management Ltd., Class A	25,084	818,745
Brookfield Corp.(b)	100,114	3,370,511
BRP, Inc.(b)	3,536	298,922
CAE, Inc.(a)	25,246	565,045
Cameco Corp.	29,318	918,214
Canadian Apartment Properties REIT(b)	5,093	195,531
Canadian Imperial Bank of Commerce	71,267	3,042,734
Canadian National Railway Co.	39,774	4,816,414
Canadian Natural Resources Ltd.(b)	76,970	4,327,402
Canadian Pacific Kansas City Ltd.	68,409	5,525,392
Canadian Tire Corp. Ltd., Class A	3,349	457,876
Canadian Utilities Ltd., Class A	7,661	198,414
CCL Industries, Inc., Class B	9,439	463,988
Cenovus Energy, Inc.	107,337	1,823,048
CGI, Inc.(a)	15,006	1,582,441
Constellation Software, Inc.	1,513	3,134,797
Descartes Systems Group, Inc.(a)	5,669	454,119
Dollarama, Inc.	19,362	1,311,311
Element Fleet Management Corp.(b)	24,611	374,901
Emera, Inc.(b)	19,305	795,079
Empire Co. Ltd., Class A	13,424	381,314
Enbridge, Inc.	144,392	5,366,946
Fairfax Financial Holdings Ltd.	1,441	1,079,366
First Quantum Minerals Ltd.	43,339	1,025,283
FirstService Corp.(b)	2,427	373,774
Fortis, Inc.(b)	33,198	1,430,665
Franco-Nevada Corp.	14,039	2,000,909
George Weston Ltd.	5,337	630,973
GFL Environmental, Inc.	15,379	597,166
Gildan Activewear, Inc.	13,811	445,267
Great-West Lifeco, Inc.	18,393	534,122
Hydro One Ltd.(b)(c)	22,519	643,400
iA Financial Corp., Inc.	6,622	451,131
IGM Financial, Inc.(b)	4,062	123,661
Imperial Oil Ltd.	14,693	751,758
Intact Financial Corp.	11,714	1,808,629
Ivanhoe Mines Ltd., Class A(a)(b)	38,741	353,852
Keyera Corp.(b)	13,079	301,614
Kinross Gold Corp.(b)	87,836	419,040
Loblaw Cos. Ltd.	12,462	1,140,888
Lundin Mining Corp.	38,227	299,525
Magna International, Inc.	19,908	1,123,925
Manulife Financial Corp.	129,794	2,453,325
Metro, Inc.	14,973	845,654
National Bank of Canada	26,089	1,943,751
Northland Power, Inc.	14,059	293,225

Security	Shares	Value

Canada (continued)
Nutrien Ltd.(b)	35,162	$2,075,878
Nuvei Corp.(a)(c)	3,298	97,390
Onex Corp.	4,171	230,377
Open Text Corp.	20,382	847,743
Pan American Silver Corp.(b)	24,338	354,575
Parkland Corp.	13,910	346,503
Pembina Pipeline Corp.(b)	38,665	1,215,624
Power Corp. of Canada(b)	39,141	1,053,609
Quebecor, Inc., Class B	9,595	236,480
RB Global, Inc.	11,647	698,952
Restaurant Brands International, Inc.(b)	20,472	1,587,227
RioCan Real Estate Investment Trust(b)	9,233	134,374
Rogers Communications, Inc., Class B	24,909	1,136,441
Royal Bank of Canada	95,334	9,104,856
Saputo, Inc.	16,184	362,590
Shopify, Inc., Class A(a)	82,274	5,317,456
Sun Life Financial, Inc.	40,516	2,112,123
Suncor Energy, Inc.	96,329	2,825,699
TC Energy Corp.(b)	69,298	2,800,691
Teck Resources Ltd., Class B(a)	33,935	1,427,844
TELUS Corp.	30,289	589,432
TFI International, Inc.	4,920	560,540
Thomson Reuters Corp.	11,589	1,564,679
TMX Group Ltd.	19,820	445,997
Toromont Industries Ltd.	6,806	559,122
Toronto-Dominion Bank(b)	124,994	7,747,316
Tourmaline Oil Corp.	22,249	1,048,336
West Fraser Timber Co. Ltd.(b)	3,452	296,563
Wheaton Precious Metals Corp.	32,633	1,411,243
WSP Global, Inc.(b)	8,939	1,180,980

		128,367,745

Chile — 0.1%
Antofagasta PLC	24,306	452,005
Banco de Chile	3,300,922	344,562
Banco de Credito e Inversiones SA	2,607	79,658
Banco Santander Chile	3,205,454	151,686
Cencosud SA	73,021	141,524
Cia Cervecerias Unidas SA	4,404	35,512
Cia Sud Americana de Vapores SA	1,681,449	114,193
Empresas CMPC SA	65,894	126,075
Empresas COPEC SA	39,808	295,424
Enel Americas SA	1,282,819	171,185
Enel Chile SA	1,792,039	116,451
Falabella SA	52,829	126,842

		2,155,117

China — 8.4%
360 Security Technology, Inc., Class A(a)	73,500	127,033
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	14,800	71,135
3SBio, Inc.(c)	95,500	96,099
AAC Technologies Holdings, Inc.	49,000	115,813
Advanced Micro-Fabrication Equipment, Inc. China, Class A(a)	5,400	116,813
AECC Aviation Power Co. Ltd., Class A	7,600	44,264
Agricultural Bank of China Ltd., Class A	289,800	140,803
Agricultural Bank of China Ltd., Class H	2,227,000	877,057
Aier Eye Hospital Group Co. Ltd., Class A	27,670	70,760
Air China Ltd., Class A(a)	20,298	23,037
Air China Ltd., Class H(a)	230,000	164,304
Airtac International Group	8,371	276,650
Alibaba Group Holding Ltd.(a)	1,151,852	11,990,581

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Alibaba Health Information Technology Ltd.(a)(b)	304,000	$183,965
Aluminum Corp. of China Ltd., Class A	100,100	75,851
Aluminum Corp. of China Ltd., Class H	424,000	183,518
Angel Yeast Co. Ltd., Class A	6,000	29,921
Anhui Conch Cement Co. Ltd., Class A	17,700	57,882
Anhui Conch Cement Co. Ltd., Class H	89,500	238,122
Anhui Gujing Distillery Co. Ltd., Class A	1,500	51,084
Anhui Gujing Distillery Co. Ltd., Class B	8,500	146,572
ANTA Sports Products Ltd.	92,000	945,385
Asymchem Laboratories Tianjin Co. Ltd., Class A	2,800	45,497
Autohome, Inc., ADR	3,727	108,679
AviChina Industry & Technology Co. Ltd., Class H	116,000	56,432
Baidu, Inc., Class A(a)	150,152	2,560,958
Bank of Beijing Co. Ltd., Class A	100,100	63,807
Bank of Chengdu Co. Ltd., Class A	6,800	11,435
Bank of China Ltd., Class A	314,400	169,135
Bank of China Ltd., Class H	5,461,000	2,192,550
Bank of Communications Co. Ltd., Class A	336,200	268,501
Bank of Communications Co. Ltd., Class H	763,700	506,707
Bank of Hangzhou Co. Ltd., Class A	70,800	114,601
Bank of Jiangsu Co. Ltd., Class A	54,240	54,939
Bank of Nanjing Co. Ltd., Class A	57,500	63,357
Bank of Ningbo Co. Ltd., Class A	28,160	98,189
Bank of Shanghai Co. Ltd., Class A	76,510	60,566
Baoshan Iron & Steel Co. Ltd., Class A	75,798	58,643
BBMG Corp., Class A	45,700	13,716
BeiGene Ltd.(a)	52,269	716,690
Beijing Capital International Airport Co. Ltd., Class H(a)	100,000	64,900
Beijing Enterprises Holdings Ltd.	62,500	226,755
Beijing Kingsoft Office Software, Inc., Class A	3,200	208,340
Beijing Tongrentang Co. Ltd., Class A	39,800	315,498
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	6,699	61,635
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	246,900	178,871
Bilibili, Inc., Class Z(a)	17,519	263,655
BOC Hong Kong Holdings Ltd.	242,500	742,857
BOE Technology Group Co. Ltd., Class A	158,600	89,421
Budweiser Brewing Co. APAC Ltd.(c)	114,100	295,252
BYD Co. Ltd., Class A	6,700	238,759
BYD Co. Ltd., Class H	71,500	2,292,622
BYD Electronic International Co. Ltd.	62,500	190,124
Canmax Technologies Co. Ltd., Class A	12,870	63,594
CGN Power Co. Ltd., Class H(c)	675,000	163,010
Changchun High & New Technology Industry Group, Inc., Class A	2,200	41,347
Chaozhou Three-Circle Group Co. Ltd., Class A	6,900	27,900
China Cinda Asset Management Co. Ltd., Class H	522,000	52,178
China CITIC Bank Corp. Ltd., Class H	547,000	257,176
China Coal Energy Co. Ltd., Class H	194,000	144,455
China Communications Services Corp. Ltd., Class H.	138,000	68,134
China Conch Venture Holdings Ltd.	96,000	125,431
China Construction Bank Corp., Class A	83,600	72,038
China Construction Bank Corp., Class H	6,669,000	4,317,666
China CSSC Holdings Ltd., Class A	30,600	138,832
China Energy Engineering Corp. Ltd., Class A	19,100	6,154
China Everbright Bank Co. Ltd., Class A	797,300	258,355
China Evergrande Group(a)(d)	103,000	9,009
China Feihe Ltd.(c)	213,000	118,890
China Galaxy Securities Co. Ltd., Class A	57,500	91,998
China Galaxy Securities Co. Ltd., Class H	413,500	221,342
China Hongqiao Group Ltd.	133,000	108,633

Security	Shares	Value

China (continued)
China International Capital Corp. Ltd., Class A	6,800	$33,261
China International Capital Corp. Ltd., Class H(c)	158,400	279,246
China Lesso Group Holdings Ltd.	65,000	42,836
China Life Insurance Co. Ltd., Class A	7,300	35,168
China Life Insurance Co. Ltd., Class H	474,000	793,468
China Literature Ltd.(a)(c)	21,400	90,256
China Longyuan Power Group Corp. Ltd., Class H	323,000	333,618
China Medical System Holdings Ltd.	81,000	132,164
China Meidong Auto Holdings Ltd.	36,000	41,717
China Mengniu Dairy Co. Ltd.	236,000	891,912
China Merchants Bank Co. Ltd., Class A	107,100	483,800
China Merchants Bank Co. Ltd., Class H	279,078	1,272,900
China Merchants Energy Shipping Co. Ltd., Class A	133,700	106,544
China Merchants Securities Co. Ltd., Class A	26,300	49,193
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	32,997	59,195
China Minsheng Banking Corp. Ltd., Class A	159,000	82,083
China Minsheng Banking Corp. Ltd., Class H	361,180	133,718
China National Building Material Co. Ltd., Class H	228,000	140,891
China National Nuclear Power Co. Ltd., Class A	127,500	123,802
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	7,700	25,457
China Oilfield Services Ltd., Class H	182,000	188,463
China Overseas Land & Investment Ltd.	245,500	537,067
China Overseas Property Holdings Ltd.	85,000	85,904
China Pacific Insurance Group Co. Ltd., Class A	73,200	262,023
China Pacific Insurance Group Co. Ltd., Class H	208,400	541,040
China Petroleum & Chemical Corp., Class A	186,500	163,301
China Petroleum & Chemical Corp., Class H	1,874,400	1,102,035
China Railway Group Ltd., Class A	122,200	127,664
China Railway Group Ltd., Class H	230,000	152,187
China Resources Cement Holdings Ltd.	122,000	50,464
China Resources Gas Group Ltd.	94,200	323,048
China Resources Land Ltd.	207,111	881,395
China Resources Mixc Lifestyle Services Ltd.(c)	19,400	96,634
China Resources Pharmaceutical Group Ltd.(c)	170,000	148,392
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	16,900	141,015
China Ruyi Holdings Ltd.(a)(b)	596,000	140,470
China Shenhua Energy Co. Ltd., Class A	31,800	134,623
China Shenhua Energy Co. Ltd., Class H	254,000	778,413
China Southern Airlines Co. Ltd., Class A(a)	136,100	112,963
China Southern Airlines Co. Ltd., Class H(a)	152,000	86,052
China State Construction Engineering Corp. Ltd., Class A	145,500	114,953
China State Construction International Holdings Ltd.	188,000	214,890
China Three Gorges Renewables Group Co. Ltd., Class A	116,800	86,378
China Tourism Group Duty Free Corp. Ltd., Class A	7,000	106,756
China Tourism Group Duty Free Corp. Ltd., Class H(a)(c)	5,500	74,624
China Tower Corp. Ltd., Class H(c)	2,650,000	295,129
China United Network Communications Ltd., Class A	225,300	148,892
China Vanke Co. Ltd., Class A	62,901	121,347
China Vanke Co. Ltd., Class H	86,200	116,121
China Yangtze Power Co. Ltd., Class A	90,600	274,980
China Zheshang Bank Co. Ltd., Class A	257,920	93,757
Chinasoft International Ltd.	150,000	94,599
Chongqing Changan Automobile Co. Ltd., Class A	55,510	99,177
Chongqing Zhifei Biological Products Co. Ltd., Class A	5,550	33,826
Chow Tai Fook Jewellery Group Ltd.(b)	165,800	298,973

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
CITIC Ltd.	477,000	$571,131
CITIC Securities Co. Ltd., Class A	36,915	100,653
CITIC Securities Co. Ltd., Class H	171,450	311,750
CMOC Group Ltd., Class A	169,700	124,765
CMOC Group Ltd., Class H	213,000	112,142
Contemporary Amperex Technology Co. Ltd., Class A	20,700	653,525
COSCO SHIPPING Energy Transportation Co. Ltd., Class A(a)	12,400	21,560
COSCO SHIPPING Energy Transportation Co. Ltd., Class H(a)	194,000	195,232
COSCO SHIPPING Holdings Co. Ltd., Class A	70,377	91,219
COSCO SHIPPING Holdings Co. Ltd., Class H	179,350	162,126
Country Garden Holdings Co. Ltd.(a)(b)	447,270	91,239
Country Garden Services Holdings Co. Ltd.	107,000	138,849
CRRC Corp. Ltd., Class A	206,600	185,009
CRRC Corp. Ltd., Class H	309,000	169,381
CSC Financial Co. Ltd., Class A	103,600	345,797
CSPC Pharmaceutical Group Ltd.	690,400	600,840
Dali Foods Group Co. Ltd.(c)	175,500	78,509
Daqin Railway Co. Ltd., Class A	53,300	54,521
Daqo New Energy Corp., ADR(a)(b)	4,761	189,012
Dongfeng Motor Group Co. Ltd., Class H	138,000	63,256
Dongyue Group Ltd.	93,000	69,853
East Buy Holding Ltd.(a)(b)(c)	26,000	84,961
East Money Information Co. Ltd., Class A	86,250	169,071
Ecovacs Robotics Co. Ltd., Class A	1,800	19,299
ENN Energy Holdings Ltd.	50,400	630,407
Eve Energy Co. Ltd., Class A	4,600	38,407
Everbright Securities Co. Ltd., Class A	28,900	63,319
Fangda Carbon New Material Co. Ltd., Class A(a)	10,420	8,898
Flat Glass Group Co. Ltd., Class A	18,000	95,551
Flat Glass Group Co. Ltd., Class H	16,000	54,860
Focus Media Information Technology Co. Ltd., Class A	37,300	34,951
Foshan Haitian Flavouring & Food Co. Ltd., Class A	28,572	184,458
Fosun International Ltd.	131,500	90,613
Founder Securities Co. Ltd., Class A	375,500	338,339
Foxconn Industrial Internet Co. Ltd., Class A	36,800	127,549
Futu Holdings Ltd., ADR(a)(b)	4,810	191,149
Fuyao Glass Industry Group Co. Ltd., Class A	13,000	64,198
Fuyao Glass Industry Group Co. Ltd., Class H(c)	38,800	160,942
Ganfeng Lithium Group Co. Ltd., Class A	10,780	90,819
Ganfeng Lithium Group Co. Ltd., Class H(c)	29,040	190,472
GD Power Development Co. Ltd., Class A(a)	235,600	124,218
GDS Holdings Ltd., Class A(a)	52,272	71,676
Geely Automobile Holdings Ltd.	403,000	494,822
Genscript Biotech Corp.(a)	68,000	153,823
GF Securities Co. Ltd., Class A	12,900	26,177
GF Securities Co. Ltd., Class H	93,600	129,403
GigaDevice Semiconductor, Inc., Class A	980	14,377
Ginlong Technologies Co. Ltd., Class A(a)	4,800	68,959
GoerTek, Inc., Class A	17,700	43,340
Gotion High-tech Co. Ltd., Class A(a)	16,100	61,339
Great Wall Motor Co. Ltd., Class A	13,605	47,228
Great Wall Motor Co. Ltd., Class H(b)	302,000	347,817
Gree Electric Appliances, Inc. of Zhuhai, Class A	9,100	45,768
Greentown China Holdings Ltd.	83,500	83,989
Greentown Service Group Co. Ltd.(b)	94,000	45,042
Guangdong Haid Group Co. Ltd., Class A	10,700	69,007
Guangzhou Automobile Group Co. Ltd., Class A	224,300	322,068
Guangzhou Automobile Group Co. Ltd., Class H	176,400	105,458

Security	Shares	Value

China (continued)
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	5,700	$52,485
Guangzhou Tinci Materials Technology Co. Ltd., Class A	7,200	40,939
Guosen Securities Co. Ltd., Class A	274,800	330,692
Guotai Junan Securities Co. Ltd., Class A	55,544	107,105
H World Group Ltd., ADR(a)(b)	12,752	494,523
Haidilao International Holding Ltd.(c)	143,000	316,232
Haier Smart Home Co. Ltd., Class A	41,800	135,175
Haier Smart Home Co. Ltd., Class H	144,200	454,743
Haitian International Holdings Ltd.	51,000	119,611
Haitong Securities Co. Ltd., Class A	45,000	57,166
Haitong Securities Co. Ltd., Class H	173,200	106,364
Hangzhou First Applied Material Co. Ltd., Class A	21,756	111,466
Hangzhou Silan Microelectronics Co. Ltd., Class A	15,700	65,521
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	6,200	35,428
Hansoh Pharmaceutical Group Co. Ltd.(c)	56,000	90,289
Henan Shuanghui Investment & Development Co. Ltd., Class A	14,800	49,918
Hengan International Group Co. Ltd.	39,000	164,442
Hengli Petrochemical Co. Ltd., Class A(a)	26,600	52,551
Hithink RoyalFlush Information Network Co. Ltd., Class A	4,600	111,185
Hoshine Silicon Industry Co. Ltd., Class A	3,800	36,682
Hoyuan Green Energy Co. Ltd., Class A	7,500	77,089
Hua Hong Semiconductor Ltd.(a)(c)	32,000	105,296
Huadian Power International Corp. Ltd., Class A	158,200	145,749
Huadong Medicine Co. Ltd., Class A	26,900	160,671
Hualan Biological Engineering, Inc., Class A	10,800	33,365
Huaneng Power International, Inc., Class A(a)	97,400	124,064
Huaneng Power International, Inc., Class H(a)	460,000	288,404
Huatai Securities Co. Ltd., Class A	31,600	60,000
Huatai Securities Co. Ltd., Class H(c)	84,000	104,058
Huaxia Bank Co. Ltd., Class A	132,899	99,007
Huayu Automotive Systems Co. Ltd., Class A	8,300	21,111
Huizhou Desay Sv Automotive Co. Ltd., Class A	7,000	150,322
Hundsun Technologies, Inc., Class A	22,200	135,510
Hygeia Healthcare Holdings Co. Ltd.(b)(c)	21,600	117,323
Iflytek Co. Ltd., Class A	8,600	80,501
Imeik Technology Development Co. Ltd., Class A	1,400	85,811
Industrial & Commercial Bank of China Ltd., Class A	495,900	329,060
Industrial & Commercial Bank of China Ltd., Class H	3,840,000	2,052,140
Industrial Bank Co. Ltd., Class A	73,700	159,009
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	191,700	47,288
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	19,400	75,640
Inner Mongolia Yitai Coal Co. Ltd., Class B	60,200	82,442
Innovent Biologics, Inc.(a)(c)	108,500	412,120
iQIYI, Inc., ADR(a)	11,889	63,487
JA Solar Technology Co. Ltd., Class A	18,424	105,760
JD Health International, Inc.(a)(c)	69,600	442,088
JD Logistics, Inc.(a)(c)	116,400	182,255
JD.com, Inc., Class A	168,346	2,871,067
Jiangsu Eastern Shenghong Co. Ltd., Class A	43,500	70,867
Jiangsu Expressway Co. Ltd., Class H	158,000	145,708
Jiangsu Hengli Hydraulic Co. Ltd., Class A	6,600	58,483
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	21,312	140,585
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	5,200	94,067
Jiangsu Zhongtian Technology Co. Ltd., Class A	45,000	98,617
Jiangxi Copper Co. Ltd., Class A	43,400	113,763

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Jiangxi Copper Co. Ltd., Class H	68,000	$105,114
Jiumaojiu International Holdings Ltd.(b)(c)	34,000	55,914
Kanzhun Ltd., ADR(a)	12,811	192,806
KE Holdings, Inc., ADR(a)	43,487	645,782
Kingboard Holdings Ltd.	36,500	99,834
Kingdee International Software Group Co. Ltd.(a)	154,000	206,797
Kingsoft Corp. Ltd.	92,400	365,216
Kuaishou Technology(a)(c)	173,800	1,194,554
Kunlun Energy Co. Ltd.	268,000	211,119
Kweichow Moutai Co. Ltd., Class A	5,516	1,284,785
Lenovo Group Ltd.	608,000	637,109
Lens Technology Co. Ltd., Class A	12,300	19,940
Li Auto, Inc., Class A(a)	78,046	1,351,287
Li Ning Co. Ltd.	171,500	926,131
Lingyi iTech Guangdong Co., Class A(a)	7,000	6,663
Longfor Group Holdings Ltd.(c)	91,500	223,438
LONGi Green Energy Technology Co. Ltd., Class A	27,216	107,598
Lufax Holding Ltd., ADR(b)	63,450	90,733
Luxshare Precision Industry Co. Ltd., Class A	53,229	238,724
Luzhou Laojiao Co. Ltd., Class A	4,900	141,456
Mango Excellent Media Co. Ltd., Class A	11,800	55,703
Maxscend Microelectronics Co. Ltd., Class A	3,744	49,901
Meituan, Class B(a)(c)	353,630	5,545,243
Metallurgical Corp. of China Ltd., Class A	138,300	75,633
Microport Scientific Corp.(a)	37,000	67,301
MINISO Group Holding Ltd., ADR	8,632	146,658
Minth Group Ltd.	88,000	241,959
Montage Technology Co. Ltd., Class A	11,000	87,162
Muyuan Foods Co. Ltd., Class A	19,046	110,497
NARI Technology Co. Ltd., Class A	26,265	83,570
NAURA Technology Group Co. Ltd., Class A	4,500	197,416
NetEase, Inc.	141,025	2,731,500
New China Life Insurance Co. Ltd., Class A	7,700	39,024
New China Life Insurance Co. Ltd., Class H	66,500	175,730
New Hope Liuhe Co. Ltd., Class A(a)	12,700	20,420
New Oriental Education & Technology Group, Inc.(a)	121,920	480,579
Ninestar Corp., Class A	18,700	88,241
Ningxia Baofeng Energy Group Co. Ltd., Class A	70,800	123,137
NIO, Inc., ADR(a)(b)	108,444	1,050,822
Nongfu Spring Co. Ltd., Class H(c)	135,800	751,589
Orient Securities Co. Ltd., Class A	34,368	45,981
Ovctek China, Inc., Class A	10,800	44,947
PDD Holdings, Inc., ADR(a)	33,804	2,337,209
People’s Insurance Co. Group of China Ltd., Class H	496,000	180,158
PetroChina Co. Ltd., Class H	1,462,000	1,015,151
Pharmaron Beijing Co. Ltd., Class H(c)	13,200	40,928
PICC Property & Casualty Co. Ltd., Class H	498,298	554,833
Ping An Bank Co. Ltd., Class A	69,600	107,795
Ping An Healthcare & Technology Co. Ltd.(a)(b)(c)	25,800	62,534
Ping An Insurance Group Co. of China Ltd., Class A	49,000	313,054
Ping An Insurance Group Co. of China Ltd., Class H	449,000	2,867,724
Poly Developments & Holdings Group Co. Ltd., Class A	43,000	77,102
Pop Mart International Group Ltd.(c)	41,400	92,300
Postal Savings Bank of China Co. Ltd., Class A	132,700	89,383
Postal Savings Bank of China Co. Ltd., Class H(b)(c)	705,000	434,743
Power Construction Corp. of China Ltd., Class A	63,300	50,042
Qifu Technology, Inc.	5,031	86,936
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	33,700	89,022
Rongsheng Petrochemical Co. Ltd., Class A	35,850	57,523
SAIC Motor Corp. Ltd., Class A	30,300	59,152
Sangfor Technologies, Inc., Class A(a)	3,500	54,675

Security	Shares	Value

China (continued)
Sany Heavy Equipment International Holdings Co. Ltd.	180,000	$236,398
Sany Heavy Industry Co. Ltd., Class A	32,700	74,909
Seazen Holdings Co. Ltd., Class A(a)	17,500	34,737
SF Holding Co. Ltd., Class A	15,900	98,747
SG Micro Corp., Class A	4,875	55,217
Shaanxi Coal Industry Co. Ltd., Class A	35,600	89,166
Shandong Gold Mining Co. Ltd., Class A	29,204	94,757
Shandong Gold Mining Co. Ltd., Class H(c)	74,750	137,395
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	77,200	325,690
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	150,400	197,348
Shanghai Baosight Software Co. Ltd., Class A	23,280	163,044
Shanghai Baosight Software Co. Ltd., Class B	74,568	197,126
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	10,562	45,018
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	18,000	48,223
Shanghai Fudan Microelectronics Group Co. Ltd., Class A	13,668	94,347
Shanghai Fudan Microelectronics Group Co. Ltd., Class H	45,000	111,021
Shanghai International Airport Co. Ltd., Class A(a)	11,200	70,115
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	60,800	37,822
Shanghai M&G Stationery, Inc., Class A	3,500	21,522
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	62,000	123,077
Shanghai Pudong Development Bank Co. Ltd., Class A	94,987	94,714
Shanghai Putailai New Energy Technology Co. Ltd., Class A	13,630	71,837
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	5,600	142,741
Shengyi Technology Co. Ltd., Class A	17,700	34,616
Shenwan Hongyuan Group Co. Ltd., Class A	127,900	81,431
Shenzhen Dynanonic Co. Ltd., Class A	960	14,622
Shenzhen Inovance Technology Co. Ltd., Class A	9,750	86,352
Shenzhen International Holdings Ltd.	220,000	194,084
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	7,520	26,315
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	4,300	177,801
Shenzhen Transsion Holdings Co. Ltd., Class A	6,290	127,401
Shenzhou International Group Holdings Ltd.	51,400	493,670
Shimao Group Holdings Ltd.(a)(d)	31,276	5,556
Sichuan Road and Bridge Group Co. Ltd., Class A	98,280	132,684
Silergy Corp.	25,000	311,430
Sinopharm Group Co. Ltd., Class H	79,600	249,187
Smoore International Holdings Ltd.(c)	96,000	97,979
Sungrow Power Supply Co. Ltd., Class A	11,500	185,098
Sunny Optical Technology Group Co. Ltd.	47,800	479,272
Sunwoda Electronic Co. Ltd., Class A	15,800	35,590
Suzhou Maxwell Technologies Co. Ltd., Class A	3,040	70,921
TAL Education Group, ADR(a)(b)	19,208	114,480
TBEA Co. Ltd., Class A	36,500	112,146
TCL Technology Group Corp., Class A(a)	86,020	46,698
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	22,625	103,471
Tencent Holdings Ltd.	434,500	18,423,309
Tencent Music Entertainment Group, ADR(a)	46,714	344,749
Thunder Software Technology Co. Ltd., Class A	6,000	79,764

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Tianqi Lithium Corp., Class A	5,600	$54,070
Tingyi Cayman Islands Holding Corp.	118,000	183,739
Tongcheng Travel Holdings Ltd.(a)	135,600	284,822
Tongwei Co. Ltd., Class A	28,200	133,382
Topchoice Medical Corp., Class A(a)	900	12,013
Topsports International Holdings Ltd.(c)	81,000	70,472
TravelSky Technology Ltd., Class H	59,000	100,509
Trina Solar Co. Ltd., Class A	13,277	77,966
Trip.com Group Ltd.(a)	36,872	1,287,179
Tsingtao Brewery Co. Ltd., Class H	42,000	383,458
Unigroup Guoxin Microelectronics Co. Ltd., Class A	6,859	88,212
Uni-President China Holdings Ltd.	82,000	69,151
Unisplendour Corp. Ltd., Class A	20,160	88,551
Vipshop Holdings Ltd., ADR(a)	35,312	582,648
Walvax Biotechnology Co. Ltd., Class A	8,600	31,308
Wanhua Chemical Group Co. Ltd., Class A	14,700	177,736
Want Want China Holdings Ltd.	320,000	212,831
Weibo Corp., ADR(b)	2,166	28,396
Weichai Power Co. Ltd., Class A	33,300	57,197
Weichai Power Co. Ltd., Class H	115,800	170,373
Wens Foodstuffs Group Co. Ltd., Class A	20,160	50,953
Will Semiconductor Co. Ltd. Shanghai, Class A	5,535	74,946
Wilmar International Ltd.	143,800	405,115
Wingtech Technology Co. Ltd., Class A	4,238	28,607
Wuchan Zhongda Group Co. Ltd., Class A	25,699	17,489
Wuliangye Yibin Co. Ltd., Class A	13,700	309,038
WuXi AppTec Co. Ltd., Class A	12,936	111,161
WuXi AppTec Co. Ltd., Class H(c)	21,041	168,632
Wuxi Biologics Cayman, Inc.(a)(c)	286,500	1,376,933
XCMG Construction Machinery Co. Ltd., Class A	159,700	148,926
Xiaomi Corp., Class B(a)(c)	1,073,200	1,475,578
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	64,400	94,239
Xinyi Solar Holdings Ltd.	292,000	339,011
XPeng, Inc., Class A(a)	93,234	619,343
Xtep International Holdings Ltd.	172,500	176,565
Yadea Group Holdings Ltd.(c)	68,000	155,120
Yankuang Energy Group Co. Ltd., Class A	5,900	24,305
Yankuang Energy Group Co. Ltd., Class H	102,000	292,854
Yihai International Holding Ltd.	23,000	49,540
Yihai Kerry Arawana Holdings Co. Ltd., Class A	12,100	66,701
Yonyou Network Technology Co. Ltd., Class A	7,800	22,019
Yum China Holdings, Inc.(b)	29,075	1,642,737
Yunnan Baiyao Group Co. Ltd., Class A	12,460	90,044
Yunnan Energy New Material Co. Ltd., Class A(a)	2,300	30,600
Zai Lab Ltd.(a)	73,650	202,638
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,599	63,110
Zhaojin Mining Industry Co. Ltd., Class H	54,000	68,137
Zhejiang Chint Electrics Co. Ltd., Class A	8,900	33,911
Zhejiang Expressway Co. Ltd., Class H	54,000	41,090
Zhejiang Huayou Cobalt Co. Ltd., Class A	3,770	23,874
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	14,200	138,987
Zhejiang NHU Co. Ltd., Class A	11,060	23,456
Zheshang Securities Co. Ltd., Class A	44,700	60,853
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(c)	42,400	115,777
Zhongji Innolight Co. Ltd., Class A	10,800	219,454
Zhongsheng Group Holdings Ltd.	36,500	140,120
Zhongtai Securities Co. Ltd., Class A	42,200	40,153
Zhuzhou CRRC Times Electric Co. Ltd., Class A	1,831	10,569

Security	Shares	Value

China (continued)
Zhuzhou CRRC Times Electric Co. Ltd., Class H	28,400	$106,083
Zijin Mining Group Co. Ltd., Class A	62,900	98,784
Zijin Mining Group Co. Ltd., Class H	418,000	619,008
ZTE Corp., Class H	14,400	57,875
ZTO Express Cayman, Inc., ADR(b)	26,891	674,426

		137,597,701

Colombia — 0.0%
Bancolombia SA	25,868	192,222
Interconexion Electrica SA ESP	24,518	99,264

		291,486

Czech Republic — 0.0%
CEZ A/S	10,279	424,642
Komercni Banka A/S	3,800	115,860
Moneta Money Bank A/S(c)	25,594	93,750

		634,252

Denmark — 2.1%
AP Moller - Maersk A/S, Class A	185	322,585
AP Moller - Maersk A/S, Class B	540	949,453
Carlsberg A/S, Class B	6,943	1,111,790
Chr Hansen Holding A/S	6,994	486,213
Coloplast A/S, Class B	8,497	1,063,282
Danske Bank A/S(a)	49,251	1,199,577
Demant A/S(a)(b)	6,675	282,532
DSV A/S	12,776	2,683,490
Genmab A/S(a)	4,576	1,734,110
Novo Nordisk A/S, Class B	115,227	18,613,735
Novozymes A/S, B Shares	14,096	657,706
Orsted A/S(c)	13,653	1,294,336
Pandora A/S	6,009	537,094
ROCKWOOL A/S, B Shares	484	125,166
Tryg A/S	28,323	613,363
Vestas Wind Systems A/S(a)	70,028	1,861,857

		33,536,289

Egypt — 0.0%
Commercial International Bank Egypt SAE	101,009	167,527

Finland — 0.7%
Elisa OYJ	8,704	464,657
Fortum OYJ	27,525	368,353
Kesko OYJ, B Shares	19,320	363,839
Kone OYJ, Class B	23,786	1,242,689
Metso OYJ	40,770	491,961
Neste OYJ	29,502	1,135,922
Nokia OYJ	369,388	1,547,683
Nordea Bank Abp	253,183	2,757,841
Orion OYJ, Class B	6,376	264,611
Sampo OYJ, A Shares	32,460	1,457,857
Stora Enso OYJ, R Shares	44,201	512,818
UPM-Kymmene OYJ	37,994	1,132,100
Wartsila OYJ Abp	30,149	339,960

		12,080,291

France — 8.0%
Accor SA	20,097	747,838
Aeroports de Paris	1,891	271,722
Air Liquide SA	35,878	6,434,185
Airbus SE	40,754	5,892,286
Alstom SA	24,934	744,299
Amundi SA(c)	4,353	257,170
Arkema SA	4,764	449,228
AXA SA	130,750	3,863,835
BioMerieux	3,586	376,521

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
BNP Paribas SA	76,843	$4,849,251
Bollore SE	63,891	398,441
Bouygues SA	17,235	578,982
Bureau Veritas SA	17,584	482,418
Capgemini SE	11,154	2,111,927
Carrefour SA	36,650	694,544
Cie de Saint-Gobain	34,324	2,089,863
Cie Generale des Etablissements Michelin SCA	46,742	1,382,690
Covivio SA	2,326	109,880
Credit Agricole SA	88,529	1,051,181
Danone SA	43,365	2,657,557
Dassault Aviation SA	2,231	446,983
Dassault Systemes SE	45,153	2,000,772
Edenred	17,259	1,156,083
Eiffage SA	4,993	521,312
Engie SA	125,947	2,097,386
EssilorLuxottica SA	19,438	3,665,428
Eurazeo SE	4,292	302,181
Gecina SA	3,982	424,794
Getlink SE	26,306	447,672
Hermes International	2,194	4,769,139
Ipsen SA	3,384	407,353
Kering SA	5,595	3,089,554
Klepierre SA	17,639	438,226
La Francaise des Jeux SAEM(c)	6,066	238,750
Legrand SA	17,939	1,779,618
L’Oreal SA	17,049	7,952,953
LVMH Moet Hennessy Louis Vuitton SE	19,391	18,284,011
Orange SA	115,064	1,344,689
Pernod Ricard SA	13,793	3,047,904
Publicis Groupe SA	16,101	1,292,206
Remy Cointreau SA	2,903	465,992
Renault SA	14,605	616,237
Safran SA	23,909	3,746,772
Sanofi	78,642	8,466,264
Sartorius Stedim Biotech	2,097	523,734
Schneider Electric SE	37,402	6,795,069
SEB SA	2,025	209,415
Societe Generale SA	52,422	1,363,300
Sodexo SA	5,562	612,473
Teleperformance	4,205	705,406
Thales SA	7,327	1,097,796
TotalEnergies SE	166,021	9,530,373
Unibail-Rodamco-Westfield(a)	8,442	445,267
Valeo	13,865	297,949
Veolia Environnement SA	46,290	1,465,331
Vinci SA	37,353	4,340,247
Vivendi SE	56,926	522,608
Wendel SE	1,358	139,475
Worldline SA(a)(c)	18,515	678,020

		131,172,560

Germany — 5.4%
Adidas AG	11,504	2,233,249
Allianz SE, Registered Shares	27,614	6,431,957
BASF SE	64,603	3,138,623
Bayer AG, Registered Shares	68,485	3,790,990
Bayerische Motoren Werke AG	22,096	2,717,964
Bechtle AG	4,686	186,093
Beiersdorf AG	7,058	934,645
Brenntag SE	10,026	782,209
Carl Zeiss Meditec AG	2,299	248,624

Security	Shares	Value

Germany (continued)
Commerzbank AG	80,341	$890,648
Continental AG, Class A	6,673	504,148
Covestro AG(a)(c)	15,541	808,640
Daimler Truck Holding AG	47,636	1,716,903
Delivery Hero SE(a)(c)	11,292	498,204
Deutsche Bank AG, Registered Shares	131,402	1,381,398
Deutsche Boerse AG	13,114	2,421,034
Deutsche Lufthansa AG, Registered Shares(a)	48,591	498,230
Deutsche Post AG, Registered Shares	69,968	3,418,794
Deutsche Telekom AG, Registered Shares	223,516	4,876,785
E.ON SE	181,371	2,316,907
Evonik Industries AG	19,058	363,146
Fresenius Medical Care AG & Co. KGaA	13,963	667,307
Fresenius SE & Co. KGaA	28,414	788,113
GEA Group AG	9,011	377,255
Hannover Rueck SE	3,689	783,169
Heidelberg Materials AG	9,223	758,487
HelloFresh SE(a)	15,169	375,170
Henkel AG & Co. KGaA	10,662	750,543
Infineon Technologies AG	87,288	3,594,714
Knorr-Bremse AG	8,609	658,103
LEG Immobilien SE(a)	4,537	261,779
Mercedes-Benz Group AG, Registered Shares	60,254	4,849,923
Merck KGaA	9,128	1,510,956
MTU Aero Engines AG	3,904	1,012,577
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	9,833	3,691,432
Nemetschek SE	3,453	257,790
Puma SE	6,996	421,580
Rational AG	281	203,472
Rheinmetall AG	3,013	825,418
RWE AG	44,552	1,941,411
SAP SE	71,989	9,834,232
Scout24 SE(c)	4,929	312,330
Siemens AG, Registered Shares	53,135	8,857,651
Siemens Energy AG(a)	35,299	624,150
Siemens Healthineers AG(c)	17,697	1,002,983
Symrise AG	9,224	967,159
Talanx AG(a)	6,137	352,328
Telefonica Deutschland Holding AG	78,736	221,603
Volkswagen AG(b)	1,951	326,107
Vonovia SE	54,526	1,064,874
Wacker Chemie AG	1,348	185,181
Zalando SE(a)(c)	18,139	523,114

		88,160,102

Greece — 0.1%
Alpha Services & Holdings SA(a)	109,264	178,970
Eurobank Ergasias Services & Holdings SA(a)	150,627	248,171
FF Group(a)(d)	205	—
Hellenic Telecommunications Organization SA	12,770	218,916
JUMBO SA	11,686	321,344
Motor Oil Hellas Corinth Refineries SA	6,293	159,312
Mytilineos SA	6,370	224,895
National Bank of Greece SA(a)	58,231	378,525
OPAP SA	11,603	202,337
Public Power Corp. SA(a)	12,105	138,056
Terna Energy SA	7,265	160,058

		2,230,584

Hong Kong — 1.8%
AIA Group Ltd.	815,200	8,279,576
Akeso, Inc.(a)(c)	28,000	127,007

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Beijing Enterprises Water Group Ltd.	232,000	$55,189
Bosideng International Holdings Ltd.	234,000	98,847
China Common Rich Renewable Energy Investments Ltd.(d)	11,997	—
China Everbright Environment Group Ltd.	146,629	57,957
China Gas Holdings Ltd.	181,000	207,586
China Jinmao Holdings Group Ltd.(b)	192,000	28,306
China Merchants Port Holdings Co. Ltd.	65,720	92,973
China Power International Development Ltd.	424,000	156,407
China Resources Beer Holdings Co. Ltd.	126,000	832,635
China Resources Power Holdings Co. Ltd.	120,000	271,796
China Taiping Insurance Holdings Co. Ltd.	72,672	75,707
China Traditional Chinese Medicine Holdings Co. Ltd.	178,000	83,122
CK Asset Holdings Ltd.	150,008	833,558
CK Hutchison Holdings Ltd.	193,008	1,177,994
CK Infrastructure Holdings Ltd.	41,500	220,119
CLP Holdings Ltd.	120,500	938,526
COSCO SHIPPING Ports Ltd.	134,000	79,997
ESR Group Ltd.(c)	124,200	213,904
Far East Horizon Ltd.	141,000	111,848
Galaxy Entertainment Group Ltd.(a)	157,000	1,000,202
GCL Technology Holdings Ltd.	1,362,000	316,195
Guangdong Investment Ltd.	164,000	141,652
Hang Lung Properties Ltd.	199,000	307,946
Hang Seng Bank Ltd.	56,700	808,294
Henderson Land Development Co. Ltd.	184,800	550,337
HKT Trust & HKT Ltd., Class SS	222,900	259,538
Hong Kong & China Gas Co. Ltd.	864,176	748,367
Hong Kong Exchanges & Clearing Ltd.	73,794	2,795,982
Hongkong Land Holdings Ltd.(b)	77,800	304,217
Jardine Matheson Holdings Ltd.	12,000	608,522
Kingboard Laminates Holdings Ltd.	42,500	40,068
Link REIT	169,040	941,066
MTR Corp. Ltd.	92,500	425,830
New World Development Co. Ltd.	144,166	356,313
Nine Dragons Paper Holdings Ltd.	196,000	121,013
Orient Overseas International Ltd.	10,000	134,327
Power Assets Holdings Ltd.	104,500	548,570
Sino Biopharmaceutical Ltd.	643,750	281,271
Sino Land Co. Ltd.	240,800	296,451
SITC International Holdings Co. Ltd.	167,000	305,805
Sun Hung Kai Properties Ltd.	105,000	1,326,634
Swire Pacific Ltd., Class A	38,500	295,783
Swire Properties Ltd.	79,200	195,138
Techtronic Industries Co., Ltd.	87,500	956,865
Vinda International Holdings Ltd.	31,000	77,279
WH Group Ltd.(c)	531,000	282,797
Wharf Real Estate Investment Co. Ltd.	134,000	672,326
Xinyi Glass Holdings Ltd.(b)	136,000	212,611
Yuexiu Property Co. Ltd.	135,000	157,298

		29,411,751

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	21,210	185,702
OTP Bank Nyrt	25,340	900,848
Richter Gedeon Nyrt	8,007	197,674

		1,284,224

India — 4.2%
ABB India Ltd.	3,740	202,010
ACC Ltd.(a)	4,349	96,366
Adani Enterprises Ltd.	11,316	330,582

Security	Shares	Value

India (continued)
Adani Green Energy Ltd.(a)	15,430	$177,912
Adani Ports & Special Economic Zone Ltd.	36,650	331,111
Adani Power Ltd.(a)	20,795	63,545
Ambuja Cements Ltd.(a)	50,659	263,745
Apollo Hospitals Enterprise Ltd.	6,490	403,984
Asian Paints Ltd.	26,868	1,103,303
AU Small Finance Bank Ltd.(c)	16,688	153,763
Aurobindo Pharma Ltd.	13,516	120,035
Avenue Supermarts Ltd.(a)(c)	10,792	512,854
Axis Bank Ltd.	157,698	1,902,839
Bajaj Auto Ltd.	6,435	368,715
Bajaj Finance Ltd.	19,142	1,676,571
Bajaj Finserv Ltd.	22,763	425,170
Bajaj Holdings & Investment Ltd.	2,040	174,408
Balkrishna Industries Ltd.	5,542	160,413
Bandhan Bank Ltd.(a)(c)	8,600	25,446
Bank of Baroda	88,968	207,185
Berger Paints India Ltd.	10,825	89,623
Bharat Electronics Ltd.	301,140	462,472
Bharat Forge Ltd.	25,709	262,786
Bharat Petroleum Corp. Ltd.	77,259	343,795
Bharti Airtel Ltd.	150,977	1,619,482
Britannia Industries Ltd.	8,920	546,953
CG Power & Industrial Solutions Ltd.	37,552	173,629
Cholamandalam Investment & Finance Co. Ltd.	35,449	494,573
Cipla Ltd.	34,393	426,140
Coal India Ltd.	119,356	336,712
Colgate-Palmolive India Ltd.	6,248	128,726
Container Corp. Of India Ltd.	29,519	238,605
Dabur India Ltd.	37,975	265,640
Divi’s Laboratories Ltd.	10,264	449,141
DLF Ltd.	62,250	373,176
Dr Reddy’s Laboratories Ltd.	3,124	196,750
Dr Reddy’s Laboratories Ltd., ADR	4,517	285,068
Eicher Motors Ltd.	9,970	435,903
GAIL India Ltd.	119,551	153,342
Godrej Consumer Products Ltd.(a)	26,503	349,695
Godrej Properties Ltd.(a)	7,174	137,512
Grasim Industries Ltd.	15,713	332,866
Havells India Ltd.	16,163	253,233
HCL Technologies Ltd.	62,009	901,459
HDFC Life Insurance Co. Ltd.(c)	77,510	615,750
Hero MotoCorp Ltd.	7,430	264,114
Hindalco Industries Ltd.	85,181	439,261
Hindustan Aeronautics Ltd.	8,869	410,768
Hindustan Petroleum Corp. Ltd.	28,641	95,749
Hindustan Unilever Ltd.	60,020	1,962,352
Housing Development Finance Corp. Ltd.	120,249	4,148,622
ICICI Bank Ltd.	299,006	3,423,316
ICICI Bank Ltd., ADR(b)	22,806	526,362
ICICI Lombard General Insurance Co. Ltd.(c)	20,946	343,591
ICICI Prudential Life Insurance Co. Ltd.(c)	21,486	150,223
Indian Hotels Co. Ltd.	79,918	383,186
Indian Oil Corp. Ltd.	297,538	331,604
Indian Railway Catering & Tourism Corp. Ltd.	14,747	114,450
Indraprastha Gas Ltd.	14,609	84,415
Info Edge India Ltd.	4,063	222,803
Infosys Ltd.	139,007	2,264,130
Infosys Ltd., ADR(b)	97,713	1,570,248
InterGlobe Aviation Ltd.(a)(c)	5,982	191,828
ITC Ltd.	212,230	1,170,240
Jindal Steel & Power Ltd.	22,828	162,238

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
JSW Steel Ltd.	49,283	$472,914
Jubilant Foodworks Ltd.	20,145	123,408
Kotak Mahindra Bank Ltd.	78,322	1,766,433
Larsen & Toubro Ltd.	28,501	861,799
Larsen & Toubro Ltd., GDR, Registered Shares(e)	18,237	549,172
LTIMindtree Ltd.(c)	5,587	355,391
Lupin Ltd.	11,830	130,347
Mahindra & Mahindra Ltd.	36,401	646,750
Mahindra & Mahindra Ltd., GDR	27,036	478,537
Marico Ltd.	30,883	200,171
Maruti Suzuki India Ltd.	8,620	1,030,942
Max Healthcare Institute Ltd.(a)	56,163	410,955
Mphasis Ltd.	4,649	107,825
MRF Ltd.	105	129,772
Muthoot Finance Ltd.	8,240	124,729
Nestle India Ltd.	2,573	719,059
NTPC Ltd.	269,224	621,796
Oil & Natural Gas Corp. Ltd.	161,872	316,844
Page Industries Ltd.	367	168,755
Petronet LNG Ltd.	71,896	195,548
PI Industries Ltd.	5,213	249,587
Pidilite Industries Ltd.	9,792	310,581
Power Grid Corp. of India Ltd.	237,967	741,848
Reliance Industries Ltd.	209,883	6,542,280
Samvardhana Motherson International Ltd.	100,972	105,819
SBI Cards & Payment Services Ltd.	14,099	145,900
SBI Life Insurance Co. Ltd.(c)	34,275	546,821
Shree Cement Ltd.	685	199,758
Shriram Finance Ltd.	13,178	279,346
Siemens Ltd.	4,979	228,994
Sona Blw Precision Forgings Ltd.(c)	50,607	319,090
SRF Ltd.	12,621	353,074
State Bank of India	68,771	481,666
State Bank of India, GDR, Registered Shares(e)	5,712	400,236
Sun Pharmaceutical Industries Ltd.	71,401	916,073
Tata Consultancy Services Ltd.	61,863	2,499,718
Tata Consumer Products Ltd.	68,504	720,270
Tata Elxsi Ltd.	2,653	246,353
Tata Motors Ltd.(a)	104,082	758,585
Tata Power Co. Ltd.	131,205	355,749
Tata Steel Ltd.	502,200	688,074
Tech Mahindra Ltd.	35,194	487,270
Titan Co. Ltd.	25,904	964,522
Torrent Pharmaceuticals Ltd.	5,320	123,715
Trent Ltd.	10,835	233,400
Tube Investments of India Ltd.	9,358	362,982
TVS Motor Co. Ltd.	11,398	184,691
UltraTech Cement Ltd.	7,777	787,442
United Spirits Ltd.(a)	18,510	206,286
UPL Ltd.	44,913	377,183
Varun Beverages Ltd.	28,958	283,960
Vedanta Ltd.	46,448	158,202
Wipro Ltd.	92,774	441,646
Wipro Ltd., ADR(b)	13,184	62,228
Yes Bank Ltd.(a)	1,390,466	275,914
Zomato Ltd.(a)	349,646	320,809

		68,603,707

Indonesia — 0.6%
Adaro Energy Indonesia Tbk PT	1,157,300	172,238
Aneka Tambang Tbk	614,000	80,111
Astra International Tbk PT	1,374,600	623,489

Security	Shares	Value

Indonesia (continued)
Bank Central Asia Tbk PT	3,734,900	$2,290,607
Bank Mandiri Persero Tbk PT	2,327,400	809,952
Bank Negara Indonesia Persero Tbk PT	405,600	248,856
Bank Rakyat Indonesia Persero Tbk PT	4,716,528	1,721,964
Barito Pacific Tbk PT	1,675,223	83,484
Charoen Pokphand Indonesia Tbk PT	331,600	116,559
GoTo Gojek Tokopedia Tbk PT(a)	62,688,200	462,623
Indah Kiat Pulp & Paper Tbk PT	126,800	72,076
Indofood CBP Sukses Makmur Tbk PT	165,500	125,015
Indofood Sukses Makmur Tbk PT	261,000	127,981
Kalbe Farma Tbk PT	972,700	133,116
Merdeka Copper Gold Tbk PT(a)	1,022,478	209,312
Sarana Menara Nusantara Tbk PT	1,534,700	108,768
Semen Indonesia Persero Tbk PT	121,122	49,327
Sumber Alfaria Trijaya Tbk PT	840,800	144,880
Telkom Indonesia Persero Tbk PT	3,421,500	915,328
Unilever Indonesia Tbk PT	374,500	106,620
United Tractors Tbk PT	157,700	244,576
Vale Indonesia Tbk PT	377,500	159,316

		9,006,198

Ireland — 0.8%
AerCap Holdings NV(a)	11,716	744,200
AIB Group PLC	88,630	373,008
Bank of Ireland Group PLC	65,800	628,222
CRH PLC	51,353	2,833,008
Experian PLC	63,946	2,454,310
Flutter Entertainment PLC, Class DI(a)	11,473	2,309,065
James Hardie Industries PLC(a)	31,334	835,864
Kerry Group PLC, Class A	11,022	1,075,781
Kingspan Group PLC	9,649	642,274
Smurfit Kappa Group PLC	18,263	609,529

		12,505,261

Isle of Man — 0.0%
Entain PLC	44,257	715,625

Israel — 0.4%
Azrieli Group Ltd.	4,108	232,084
Bank Hapoalim BM	81,986	676,105
Bank Leumi Le-Israel BM	94,925	711,330
Check Point Software Technologies Ltd.(a)	6,706	842,408
CyberArk Software Ltd.(a)(b)	2,249	351,586
Elbit Systems Ltd.	2,238	468,442
ICL Group Ltd.	53,347	292,810
Isracard Ltd.	1	2
Israel Discount Bank Ltd., Class A	107,786	538,481
Mizrahi Tefahot Bank Ltd.	8,958	299,553
Monday.com Ltd.(a)	1,949	333,708
Nice Ltd.(a)	4,499	925,972
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	73,921	556,625
Tower Semiconductor Ltd.(a)	7,458	275,492
Wix.com Ltd.(a)	3,589	280,803

		6,785,401

Italy — 1.4%
Amplifon SpA	11,151	409,017
Assicurazioni Generali SpA	77,158	1,569,083
Davide Campari-Milano NV	41,449	574,451
DiaSorin SpA	2,093	218,025
Enel SpA	543,633	3,665,404
Eni SpA	167,103	2,405,679
Ferrari NV	8,606	2,813,713
FinecoBank Banca Fineco SpA	45,991	619,067

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Infrastrutture Wireless Italiane SpA(c)	30,957	$408,640
Intesa Sanpaolo SpA	1,141,607	2,993,009
Mediobanca Banca di Credito Finanziario SpA	36,189	433,273
Moncler SpA	13,056	903,315
Nexi SpA(a)(c)	40,392	316,906
Poste Italiane SpA(c)	30,940	335,171
Prysmian SpA	15,715	657,259
Recordati Industria Chimica e Farmaceutica SpA	6,659	318,119
Snam SpA	144,704	756,274
Telecom Italia SpA(a)	791,287	223,088
Terna - Rete Elettrica Nazionale	103,973	886,802
UniCredit SpA	120,307	2,797,567

		23,303,862

Japan — 15.1%
Advantest Corp.	14,800	1,993,323
Aeon Co. Ltd.	47,300	968,538
AGC, Inc.(b)	15,400	554,029
Aisin Corp.	8,600	265,576
Ajinomoto Co., Inc.	31,800	1,266,812
ANA Holdings, Inc.(a)	9,300	221,529
Asahi Group Holdings Ltd.(b)	32,400	1,257,114
Asahi Intecc Co. Ltd.	13,000	255,943
Asahi Kasei Corp.	97,900	662,888
Astellas Pharma, Inc.	127,400	1,897,301
Azbil Corp.	6,700	212,055
Bandai Namco Holdings, Inc.	39,900	923,977
BayCurrent Consulting, Inc.	8,100	304,576
Bridgestone Corp.(b)	39,800	1,635,051
Brother Industries Ltd.	16,500	241,503
Canon, Inc.(b)	67,200	1,766,461
Capcom Co. Ltd.	12,600	499,469
Central Japan Railway Co.	10,500	1,315,559
Chiba Bank Ltd.	31,500	191,021
Chubu Electric Power Co., Inc.	39,200	478,220
Chugai Pharmaceutical Co. Ltd.(b)	44,100	1,255,925
Concordia Financial Group Ltd.	61,900	242,020
CyberAgent, Inc.	25,700	187,873
Dai Nippon Printing Co. Ltd.	12,600	357,911
Daifuku Co. Ltd.	25,100	516,954
Dai-ichi Life Holdings, Inc.	69,800	1,327,588
Daiichi Sankyo Co. Ltd.	131,800	4,187,847
Daikin Industries Ltd.	19,300	3,954,672
Daito Trust Construction Co. Ltd.	5,000	506,528
Daiwa House Industry Co. Ltd.	48,400	1,278,823
Daiwa House REIT Investment Corp.	130	249,255
Daiwa Securities Group, Inc.(b)	95,600	492,627
Denso Corp.	30,200	2,037,053
Dentsu Group, Inc.(b)	13,400	440,688
Disco Corp.	6,000	951,276
East Japan Railway Co.	21,000	1,164,523
Eisai Co. Ltd.	17,300	1,172,491
ENEOS Holdings, Inc.	231,700	796,404
FANUC Corp.	65,700	2,306,441
Fast Retailing Co. Ltd.	11,800	3,026,403
Fuji Electric Co. Ltd.	9,100	400,628
FUJIFILM Holdings Corp.	27,300	1,626,620
Fujitsu Ltd.	14,200	1,838,655
GLP J-REIT	272	268,286
GMO Payment Gateway, Inc.	2,400	188,255
Hakuhodo DY Holdings, Inc.	14,000	147,782
Hamamatsu Photonics KK	8,600	422,203

Security	Shares	Value

Japan (continued)
Hankyu Hanshin Holdings, Inc.	16,100	$532,332
Hikari Tsushin, Inc.	1,000	143,532
Hirose Electric Co. Ltd.	2,811	374,241
Hitachi Construction Machinery Co. Ltd.	6,400	179,952
Hitachi Ltd.	67,500	4,196,914
Honda Motor Co. Ltd.	103,700	3,141,473
Hoshizaki Corp.	10,000	359,027
Hoya Corp.	23,900	2,860,022
Hulic Co. Ltd.(b)	24,000	205,642
Ibiden Co. Ltd.	9,600	546,215
Idemitsu Kosan Co. Ltd.	16,649	334,063
Iida Group Holdings Co. Ltd.	6,800	114,912
Inpex Corp.(b)	88,500	972,302
Isuzu Motors Ltd.	35,400	429,446
ITOCHU Corp.	80,600	3,201,556
Itochu Techno-Solutions Corp.	10,100	255,933
Japan Airlines Co. Ltd.	8,200	177,804
Japan Exchange Group, Inc.	30,800	538,953
Japan Metropolitan Fund Invest	418	279,677
Japan Post Bank Co. Ltd.(b)	111,700	871,063
Japan Post Holdings Co. Ltd.	161,300	1,159,303
Japan Post Insurance Co. Ltd.	10,400	156,301
Japan Real Estate Investment Corp.	75	285,418
Japan Tobacco, Inc.(b)	87,800	1,923,345
JFE Holdings, Inc.	28,700	410,311
JSR Corp.	12,300	353,455
Kajima Corp.	35,300	532,981
Kansai Electric Power Co., Inc.	45,300	568,352
Kao Corp.(b)	33,200	1,204,825
Kawasaki Kisen Kaisha Ltd.	14,300	350,636
KDDI Corp.	102,200	3,156,254
Keio Corp.	5,500	173,011
Keisei Electric Railway Co. Ltd.	7,700	319,160
Keyence Corp.	13,380	6,357,593
Kikkoman Corp.	11,500	656,749
Kintetsu Group Holdings Co. Ltd.	13,500	467,535
Kirin Holdings Co. Ltd.(b)	58,900	860,098
Kobayashi Pharmaceutical Co. Ltd.	2,900	157,684
Kobe Bussan Co. Ltd.	9,400	243,978
Koei Tecmo Holdings Co. Ltd.	5,720	99,078
Koito Manufacturing Co. Ltd.	12,900	234,098
Komatsu Ltd.	64,600	1,747,301
Konami Group Corp.	11,400	597,828
Kose Corp.	1,800	173,033
Kubota Corp.(b)	64,200	939,816
Kurita Water Industries Ltd.	7,300	280,264
Kyocera Corp.	22,500	1,223,146
Kyowa Kirin Co. Ltd.	22,000	407,776
Lasertec Corp.	5,100	770,694
Lixil Corp.	23,700	301,656
M3, Inc.	31,500	686,845
Makita Corp.	13,100	370,288
Marubeni Corp.	107,500	1,832,230
MatsukiyoCocokara & Co.	7,000	393,198
Mazda Motor Corp.	33,800	326,649
McDonald’s Holdings Co. Japan Ltd.	5,200	202,169
MEIJI Holdings Co. Ltd.	13,000	290,301
MINEBEA MITSUMI, Inc.	21,700	411,576
MISUMI Group, Inc.	22,400	450,981
Mitsubishi Chemical Group Corp.	104,200	626,725
Mitsubishi Corp.	88,000	4,254,527
Mitsubishi Electric Corp.	135,500	1,915,542

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsubishi Estate Co. Ltd.	87,400	$1,038,339
Mitsubishi HC Capital, Inc.	37,900	225,028
Mitsubishi Heavy Industries Ltd.	23,000	1,074,221
Mitsubishi UFJ Financial Group, Inc.	798,700	5,887,277
Mitsui & Co. Ltd.	101,100	3,826,415
Mitsui Chemicals, Inc.	11,000	324,233
Mitsui Fudosan Co. Ltd.	63,600	1,267,637
Mitsui OSK Lines Ltd.(b)	24,900	599,072
Mizuho Financial Group, Inc.	172,240	2,632,769
MonotaRO Co. Ltd.(b)	18,200	232,422
MS&AD Insurance Group Holdings, Inc.	36,400	1,289,007
Murata Manufacturing Co. Ltd.	42,200	2,424,007
NEC Corp.	18,100	878,076
Nexon Co. Ltd.	25,000	479,417
NGK Insulators Ltd.	41,300	493,433
Nidec Corp.	29,900	1,647,651
Nintendo Co. Ltd.	70,000	3,191,181
Nippon Building Fund, Inc.	90	353,896
Nippon Express Holdings, Inc.(b)	6,600	372,294
Nippon Paint Holdings Co. Ltd.	63,100	522,216
Nippon Sanso Holdings Corp.	9,300	202,051
Nippon Shinyaku Co. Ltd.	4,500	184,112
Nippon Steel Corp.	55,947	1,170,930
Nippon Telegraph & Telephone Corp.	2,045,000	2,419,861
Nippon Yusen KK(b)	34,700	770,640
Nissan Chemical Corp.	9,600	413,949
Nissan Motor Co. Ltd.	161,800	664,048
Nisshin Seifun Group, Inc.	21,700	268,230
Nissin Foods Holdings Co. Ltd.	3,500	289,398
Nitori Holdings Co. Ltd.	5,700	640,077
Nitto Denko Corp.	9,800	727,412
Nomura Holdings, Inc.	331,700	1,264,611
Nomura Real Estate Holdings, Inc.	7,100	168,800
Nomura Real Estate Master Fund, Inc.	289	333,328
Nomura Research Institute Ltd.	25,543	705,688
NTT Data Corp.	49,200	689,828
Obayashi Corp.	36,900	319,123
Obic Co. Ltd.	4,500	722,287
Odakyu Electric Railway Co. Ltd.	18,100	242,534
Oji Holdings Corp.	61,000	228,083
Olympus Corp.	85,500	1,353,067
Omron Corp.	13,700	841,204
Ono Pharmaceutical Co. Ltd.	21,700	391,542
Open House Group Co. Ltd.	4,700	169,677
Oracle Corp. Japan(b)	2,000	148,747
Oriental Land Co. Ltd.	76,700	2,990,225
ORIX Corp.	77,300	1,409,657
Osaka Gas Co. Ltd.	21,600	331,081
Otsuka Corp.	6,200	241,500
Otsuka Holdings Co. Ltd.(b)	27,800	1,019,750
Pan Pacific International Holdings Corp.	22,800	408,341
Panasonic Holdings Corp.	156,300	1,916,538
Persol Holdings Co. Ltd.	10,600	191,837
Rakuten Group, Inc.	130,200	453,685
Recruit Holdings Co. Ltd.	102,000	3,255,363
Renesas Electronics Corp.(a)	91,600	1,728,703
Resona Holdings, Inc.	146,700	702,396
Ricoh Co. Ltd.	39,800	339,171
Rohm Co. Ltd.	5,200	492,566
SBI Holdings, Inc.	21,950	423,327
SCSK Corp.	12,100	190,418
Secom Co. Ltd.	15,100	1,021,945

Security	Shares	Value

Japan (continued)
Seiko Epson Corp.	25,800	$402,794
Sekisui Chemical Co. Ltd.	44,000	635,676
Sekisui House Ltd.	39,700	801,923
Seven & i Holdings Co. Ltd.	51,700	2,233,551
SG Holdings Co. Ltd.	30,300	432,208
Sharp Corp.(a)	12,500	70,094
Shimadzu Corp.	15,000	463,629
Shimano, Inc.	4,900	820,296
Shimizu Corp.	31,400	198,805
Shin-Etsu Chemical Co. Ltd.	129,300	4,320,939
Shionogi & Co. Ltd.	19,100	805,627
Shiseido Co. Ltd.	25,800	1,169,507
Shizuoka Financial Group, Inc.	35,100	253,582
SMC Corp.	4,000	2,223,047
SoftBank Corp.	192,000	2,051,576
SoftBank Group Corp.	73,800	3,480,378
Sompo Holdings, Inc.	19,800	888,411
Sony Group Corp.	86,900	7,844,477
Square Enix Holdings Co. Ltd.	5,100	237,292
Subaru Corp.	49,000	922,854
SUMCO Corp.(b)	22,300	316,374
Sumitomo Chemical Co. Ltd.	128,900	391,780
Sumitomo Corp.	80,200	1,701,440
Sumitomo Electric Industries Ltd.	56,900	697,149
Sumitomo Metal Mining Co. Ltd.	15,500	500,374
Sumitomo Mitsui Financial Group, Inc.	89,400	3,831,632
Sumitomo Mitsui Trust Holdings, Inc.	24,500	869,151
Sumitomo Realty & Development Co. Ltd.	24,100	597,221
Suntory Beverage & Food Ltd.	9,900	358,892
Suzuki Motor Corp.	26,600	964,590
Sysmex Corp.	12,500	856,212
T&D Holdings, Inc.	34,100	500,105
Taisei Corp.	10,500	366,853
Takeda Pharmaceutical Co. Ltd.	110,376	3,468,295
TDK Corp.	25,500	994,623
Terumo Corp.	44,900	1,430,049
TIS, Inc.	14,200	355,786
Tobu Railway Co. Ltd.	12,100	324,439
Toho Co. Ltd.	6,700	255,200
Tokio Marine Holdings, Inc.	128,700	2,966,993
Tokyo Electric Power Co. Holdings, Inc.(a)	119,500	438,304
Tokyo Electron Ltd.	31,300	4,508,090
Tokyo Gas Co. Ltd.	28,700	626,166
Tokyu Corp.	37,800	455,901
TOPPAN, Inc.	18,900	408,460
Toray Industries, Inc.	83,700	466,662
Toshiba Corp.	27,600	866,070
Tosoh Corp.	15,500	183,336
TOTO Ltd.	12,400	374,931
Toyota Industries Corp.	9,100	651,962
Toyota Motor Corp.(b)	731,130	11,750,783
Toyota Tsusho Corp.	14,500	724,653
Trend Micro, Inc.	8,300	401,774
Unicharm Corp.	28,200	1,048,613
USS Co. Ltd.	12,100	200,324
Welcia Holdings Co. Ltd.	5,000	104,146
West Japan Railway Co.	16,800	698,746
Yakult Honsha Co. Ltd.	7,800	493,319
Yamaha Corp.	12,000	462,250
Yamaha Motor Co. Ltd.(b)	23,600	678,457
Yamato Holdings Co. Ltd.	16,300	295,451
Yaskawa Electric Corp.	18,400	848,297

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yokogawa Electric Corp.	20,700	$383,180
Z Holdings Corp.	215,300	518,892
ZOZO, Inc.	11,700	242,712

		246,884,069

Jordan — 0.0%
Hikma Pharmaceuticals PLC	8,767	210,976

Kuwait — 0.3%
Agility Public Warehousing Co. KSC(a)	132,937	271,595
Boubyan Bank KSCP	128,253	268,089
Gulf Bank KSCP	126,594	109,548
Kuwait Finance House KSCP	653,311	1,592,642
Mabanee Co. KPSC	63,085	173,804
Mobile Telecommunications Co. KSCP	139,288	235,583
National Bank of Kuwait SAKP	518,286	1,580,636

		4,231,897

Luxembourg — 0.1%
ArcelorMittal SA(a)	37,433	1,021,327
Eurofins Scientific SE	10,007	635,923
Reinet Investments SCA	7,155	158,506
Tenaris SA	28,432	425,316

		2,241,072

Macau — 0.0%
Sands China Ltd.(a)	175,600	601,379

Malaysia — 0.4%
AMMB Holdings Bhd	68,900	53,530
Axiata Group Bhd	165,600	94,182
CELCOMDIGI BHD(b)	305,900	269,594
CIMB Group Holdings Bhd	523,100	567,808
Dialog Group Bhd(b)	142,134	62,870
Gamuda Bhd	173,800	164,023
Genting Bhd	119,100	103,792
Genting Malaysia Bhd	106,100	56,011
Hong Leong Bank Bhd	38,840	157,985
Hong Leong Financial Group Bhd	7,000	26,485
IHH Healthcare Bhd(b)	133,900	169,112
Inari Amertron Bhd	200,000	117,965
IOI Corp. Bhd	279,400	223,683
Kuala Lumpur Kepong Bhd	46,100	217,350
Malayan Banking Bhd	460,900	852,677
Malaysia Airports Holdings Bhd	105,000	154,903
Maxis Bhd(b)	144,000	126,642
MISC Bhd	83,600	128,357
MR DIY Group M Bhd(c)	18,200	6,210
Nestle Malaysia Bhd	4,200	117,879
Petronas Chemicals Group Bhd	199,900	257,351
Petronas Dagangan Bhd	22,000	104,638
Petronas Gas Bhd	73,500	262,978
PPB Group Bhd	38,320	129,225
Press Metal Aluminium Holdings Bhd	283,300	285,935
Public Bank Bhd	1,009,700	833,652
QL Resources Bhd(b)	80,400	92,329
RHB Bank Bhd(b)	82,424	95,987
Sime Darby Bhd	159,000	69,890
Sime Darby Plantation Bhd	124,000	110,439
Telekom Malaysia Bhd	55,900	58,883
Tenaga Nasional Bhd	155,300	301,297
Top Glove Corp. Bhd(a)(b)	348,400	60,608

		6,334,270

Security	Shares	Value

Mexico — 0.8%
Alfa SAB de CV, Class A	179,985	$111,985
America Movil SAB de CV, Series B	2,227,627	2,420,626
Arca Continental SAB de CV	33,779	347,203
Banco del Bajio SA(c)	40,056	121,734
Cemex SAB de CV(a)	965,190	682,292
Coca-Cola Femsa SAB de CV	33,012	275,945
Fibra Uno Administracion SA de CV	262,693	383,673
Fomento Economico Mexicano SAB de CV	145,445	1,610,457
Gruma SAB de CV, Class B	20,373	327,049
Grupo Aeroportuario del Pacifico SAB de CV, Class B	29,166	523,495
Grupo Aeroportuario del Sureste SAB de CV, Class B	10,700	298,309
Grupo Bimbo SAB de CV, Series A	89,258	477,916
Grupo Carso SAB de CV, Series A1	45,509	330,583
Grupo Financiero Banorte SAB de CV, Class O	173,457	1,430,967
Grupo Financiero Inbursa SAB de CV, Class O(a)	123,656	293,734
Grupo Mexico SAB de CV, Series B	222,186	1,069,717
Grupo Televisa SAB, Series CPO	120,983	124,468
Industrias Penoles SAB de CV(a)	18,447	259,112
Kimberly-Clark de Mexico SAB de CV, Class A	78,500	174,592
Operadora De Sites Mexicanos SAB de CV, Class A-1	105,313	100,225
Orbia Advance Corp. SAB de CV	116,935	251,946
Promotora y Operadora de Infraestructura SAB de CV	14,276	143,019
Wal-Mart de Mexico SAB de CV	398,792	1,577,741

		13,336,788

Netherlands — 3.4%
ABN AMRO Bank NV(c)	27,646	429,709
Adyen NV(a)(c)	1,557	2,696,207
Aegon NV	138,893	705,074
Akzo Nobel NV	13,015	1,064,017
Argenx SE(a)	3,830	1,493,683
ASM International NV	3,193	1,355,761
ASML Holding NV	28,272	20,506,494
Euronext NV(c)	5,123	348,440
EXOR NV	9,486	846,858
Ferrovial SE	36,797	1,163,230
Heineken Holding NV	7,674	667,807
Heineken NV	18,699	1,922,941
IMCD NV	4,418	635,799
ING Groep NV, Series N	249,082	3,358,022
JDE Peet’s NV	6,653	197,901
Just Eat Takeaway.com NV(a)(c)	16,525	253,305
Koninklijke Ahold Delhaize NV	71,653	2,442,867
Koninklijke KPN NV	201,462	719,214
Koninklijke Philips NV	65,377	1,416,566
NEPI Rockcastle NV	22,422	131,604
NN Group NV	17,149	634,816
OCI NV	8,374	201,135
Prosus NV	55,751	4,082,875
QIAGEN NV(a)	16,837	756,823
Randstad NV	8,768	462,422
Stellantis NV	150,347	2,643,220
Universal Music Group NV	62,127	1,380,138
Wolters Kluwer NV	18,603	2,362,088

		54,879,016

New Zealand — 0.2%
Auckland International Airport Ltd.(a)	100,099	526,067
Fisher & Paykel Healthcare Corp. Ltd.	44,226	665,943

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Mercury NZ Ltd.	41,047	$164,062
Meridian Energy Ltd.	71,629	246,661
Spark New Zealand Ltd.	124,489	389,563
Xero Ltd.(a)	10,389	832,366

		2,824,662

Norway — 0.4%
Adevinta ASA(a)	26,769	175,907
Aker BP ASA	18,893	443,256
DNB Bank ASA	65,599	1,226,748
Equinor ASA	70,673	2,057,916
Gjensidige Forsikring ASA	19,245	308,302
Kongsberg Gruppen ASA	6,071	275,952
Mowi ASA	26,143	414,785
Norsk Hydro ASA	89,824	535,464
Orkla ASA	49,277	354,322
Salmar ASA	4,161	167,680
Telenor ASA	41,835	424,187
Yara International ASA	18,143	641,027

		7,025,546

Peru — 0.1%
Cia de Minas Buenaventura SAA, ADR	16,186	118,967
Credicorp Ltd.	5,600	826,784
Southern Copper Corp.(b)	5,416	388,544

		1,334,295

Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	70,570	69,612
ACEN Corp.(a)	30,330	2,972
Ayala Corp.	13,480	153,303
Ayala Land, Inc.	546,400	241,717
Bank of the Philippine Islands	188,892	372,989
BDO Unibank, Inc.	189,638	474,869
International Container Terminal Services, Inc.	71,720	264,894
JG Summit Holdings, Inc.	164,265	132,706
Jollibee Foods Corp.	45,180	196,016
Manila Electric Co.	11,960	72,665
Metropolitan Bank & Trust Co.	96,987	98,123
PLDT, Inc.	6,295	149,125
SM Investments Corp.	19,572	328,988
SM Prime Holdings, Inc.	754,150	450,066
Universal Robina Corp.	97,550	243,514

		3,251,559

Poland — 0.3%
Allegro.eu SA(a)(c)	20,056	158,035
Bank Polska Kasa Opieki SA	16,784	457,811
CD Projekt SA(b)	3,685	140,441
Cyfrowy Polsat SA	41,521	168,676
Dino Polska SA(a)(c)	3,219	376,087
KGHM Polska Miedz SA	12,844	355,640
LPP SA	66	227,510
mBank SA(a)	1,117	111,659
PGE Polska Grupa Energetyczna SA(a)	38,915	69,485
Polski Koncern Naftowy ORLEN SA	41,733	661,455
Powszechna Kasa Oszczednosci Bank Polski SA	55,727	495,974
Powszechny Zaklad Ubezpieczen SA	49,824	483,274
Santander Bank Polska SA	3,709	355,166

		4,061,213

Security	Shares	Value

Portugal — 0.1%
EDP - Energias de Portugal SA	195,762	$956,819
Galp Energia SGPS SA	28,251	330,138
Jeronimo Martins SGPS SA	20,931	576,620

		1,863,577

Qatar — 0.2%
Barwa Real Estate Co.	109,970	78,967
Commercial Bank PSQC	197,122	316,066
Industries Qatar QSC	97,136	301,879
Masraf Al Rayan QSC	333,614	236,074
Mesaieed Petrochemical Holding Co.	245,102	129,085
Ooredoo QPSC	63,062	189,317
Qatar Electricity & Water Co. QSC	34,989	167,064
Qatar Fuel QSC	23,217	108,925
Qatar Gas Transport Co. Ltd.	132,108	147,657
Qatar International Islamic Bank QSC	98,028	270,961
Qatar Islamic Bank SAQ	112,710	550,908
Qatar National Bank QPSC	331,020	1,406,364

		3,903,267

Russia(d) — 0.0%
Alrosa PJSC(a)	189,683	21
Gazprom PJSC	621,256	69
Inter RAO UES PJSC(a)	2,890,341	323
LUKOIL PJSC	21,213	2
Magnit PJSC(a)	2,975	—
Magnit PJSC, GDR, Registered Shares(a)	2	—
MMC Norilsk Nickel PJSC	3,587	—
Mobile TeleSystems PJSC	50,446	6
Moscow Exchange MICEX-Rates PJSC(a)	63,850	7
Novatek PJSC	44,130	5
Novolipetsk Steel PJSC(a)	58,207	7
Ozon Holdings PLC, ADR(a)	2,417	—
PhosAgro PJSC	2,583	1
PhosAgro PJSC, GDR, Registered Shares(a)(e)	1	—
Polymetal International PLC(a)	13,797	2
Polyus PJSC(a)	2,382	—
Rosneft Oil Co. PJSC	71,604	8
Sberbank of Russia PJSC	588,148	66
Severstal PAO(a)	10,830	1
Surgutneftegas PJSC	413,786	46
Tatneft PJSC	79,440	9
TCS Group Holding PLC, GDR, Registered Shares(a)(e)	6,905	1
United Co. RUSAL International PJSC(a)	172,792	19
VK Co. Ltd., GDR, Registered Shares(a)	5,177	1
VTB Bank PJSC(a)	186,510,000	21
X5 Retail Group NV, GDR, Registered Shares(a)	9,876	1
Yandex NV, Class A(a)	16,115	2

		618

Saudi Arabia — 1.2%
ACWA Power Co.	6,847	306,066
Advanced Petrochemical Co.	7,524	89,228
Al Rajhi Bank	131,723	2,578,104
Alinma Bank	64,687	581,402
Almarai Co. JSC	14,947	242,123
Arab National Bank	35,872	252,950
Arabian Internet & Communications Services Co.	2,209	190,510
Bank AlBilad	38,760	402,085
Bank Al-Jazira	25,089	122,838

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Banque Saudi Fransi	38,664	$431,919
Bupa Arabia for Cooperative Insurance Co.	3,951	195,512
Dallah Healthcare Co.	3,678	165,253
Dar Al Arkan Real Estate Development Co.(a)	26,789	110,651
Dr Sulaiman Al Habib Medical Services Group Co.	6,945	531,360
Elm Co.	2,383	371,068
Emaar Economic City(a)	43,654	109,377
Etihad Etisalat Co.	28,661	367,672
Jarir Marketing Co.	44,780	197,928
Mobile Telecommunications Co. Saudi Arabia(a)	32,501	122,701
Mouwasat Medical Services Co.	2,638	171,031
Nahdi Medical Co.	3,386	154,157
National Industrialization Co.(a)	29,825	119,378
Rabigh Refining & Petrochemical Co.(a)	40,456	125,044
Riyad Bank	93,636	845,497
SABIC Agri-Nutrients Co.	12,807	444,836
Sahara International Petrochemical Co.	27,239	272,031
Saudi Arabian Mining Co.(a)	90,400	1,021,268
Saudi Arabian Oil Co.(c)	179,224	1,552,447
Saudi Basic Industries Corp.	63,160	1,495,110
Saudi British Bank	56,867	579,007
Saudi Electricity Co.	60,072	363,474
Saudi Industrial Investment Group	31,619	225,428
Saudi Investment Bank	42,308	193,056
Saudi Kayan Petrochemical Co.(a)	43,107	159,492
Saudi National Bank	197,584	1,948,717
Saudi Research & Media Group(a)	2,197	110,901
Saudi Tadawul Group Holding Co.	3,018	151,925
Saudi Telecom Co.	139,639	1,628,153
Savola Group	12,960	144,148
Yanbu National Petrochemical Co.	12,736	161,947

		19,235,794

Singapore — 0.9%
BOC Aviation Ltd.(c)	12,300	99,693
CapitaLand Ascendas REIT	261,551	527,907
CapitaLand Integrated Commercial Trust	361,823	512,753
Capitaland Investment Ltd.	169,500	416,452
City Developments Ltd.	21,400	106,743
DBS Group Holdings Ltd.	121,884	2,846,329
Genting Singapore Ltd.	370,000	257,991
Grab Holdings Ltd., Class A(a)(b)	143,869	493,471
Jardine Cycle & Carriage Ltd.	6,600	170,188
JOYY, Inc., ADR	2,689	82,579
Keppel Corp. Ltd.	87,100	433,475
Mapletree Logistics Trust	200,049	240,608
Mapletree Pan Asia Commercial Trust	231,900	278,981
Oversea-Chinese Banking Corp. Ltd.(b)	226,249	2,058,184
Sea Ltd., ADR(a)(b)	26,422	1,533,533
Seatrium Ltd.(a)	3,437,106	318,791
Singapore Airlines Ltd.	111,499	590,725
Singapore Exchange Ltd.	42,100	299,802
Singapore Technologies Engineering Ltd.(b)	93,300	254,585
Singapore Telecommunications Ltd.	545,000	1,009,433
United Overseas Bank Ltd.	81,300	1,687,076
UOL Group Ltd.	52,300	249,277
Venture Corp. Ltd.	23,000	251,109

		14,719,685

South Africa — 1.0%
Absa Group Ltd.	64,230	573,273
African Rainbow Minerals Ltd.	7,134	75,265
Anglo American Platinum Ltd.	6,015	271,899

Security	Shares	Value

South Africa (continued)
Anglo American PLC	84,934	$2,418,367
AngloGold Ashanti Ltd.	29,334	620,922
Aspen Pharmacare Holdings Ltd.	20,407	199,090
Bid Corp. Ltd.	35,697	783,859
Bidvest Group Ltd.	15,555	216,227
Capitec Bank Holdings Ltd.	5,473	455,907
Clicks Group Ltd.	17,239	239,324
Discovery Ltd.(a)	46,452	359,967
Exxaro Resources Ltd.	14,243	124,311
FirstRand Ltd.	354,258	1,290,838
Foschini Group Ltd.	15,314	76,609
Gold Fields Ltd.	60,163	836,409
Growthpoint Properties Ltd.(b)	267,079	165,459
Harmony Gold Mining Co. Ltd.	48,026	202,291
Impala Platinum Holdings Ltd.	62,435	415,943
Kumba Iron Ore Ltd.	2,943	69,198
Mr Price Group Ltd.	25,390	193,675
MTN Group Ltd.	104,721	769,421
MultiChoice Group	18,030	91,476
Naspers Ltd., N Shares	13,468	2,433,144
Nedbank Group Ltd.	34,652	420,841
Northam Platinum Holdings Ltd.(a)	18,042	120,285
Old Mutual Ltd.	280,861	180,861
OUTsurance Group Ltd.	85,253	153,962
Pepkor Holdings Ltd.(c)	96,071	84,202
Remgro Ltd.	36,445	284,744
Sanlam Ltd.	134,038	415,547
Sasol Ltd.	44,217	547,815
Shoprite Holdings Ltd.	30,051	360,449
Sibanye Stillwater Ltd.	196,087	302,431
Standard Bank Group Ltd.	97,139	917,140
Vodacom Group Ltd.(b)	34,946	217,759
Woolworths Holdings Ltd.	55,517	210,461

		17,099,371

South Korea — 3.4%
Amorepacific Corp.	1,902	141,576
BGF retail Co. Ltd.	426	56,588
Celltrion Healthcare Co. Ltd.	7,843	392,668
Celltrion Pharm, Inc.(a)	782	45,611
Celltrion, Inc.	7,202	840,622
CJ CheilJedang Corp.	487	99,796
CJ Corp.	848	44,003
CosmoAM&T Co. Ltd.(a)	1,424	203,379
Coway Co. Ltd.	4,594	153,516
DB Insurance Co. Ltd.	4,648	263,995
Doosan Bobcat, Inc.(a)	2,907	129,943
Doosan Enerbility Co. Ltd.(a)	30,236	417,785
Ecopro BM Co. Ltd.	3,895	740,942
E-MART, Inc.	661	38,704
F&F Co. Ltd.	980	89,327
GS Holdings Corp.	2,934	81,778
Hana Financial Group, Inc.	23,254	694,190
Hankook Tire & Technology Co. Ltd.	4,552	119,425
Hanmi Pharm Co. Ltd.	246	57,799
Hanon Systems	6,705	46,751
Hanwha Aerospace Co. Ltd.	3,968	384,298
Hanwha Solutions Corp.(a)	6,589	212,481
HD Hyundai Co. Ltd.	2,110	96,303
HD Hyundai Heavy Industries Co. Ltd.(a)	2,021	203,109
HLB, Inc.(a)	7,710	191,421
HMM Co. Ltd.	17,458	251,032
Hotel Shilla Co. Ltd.	1,174	65,699

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
HYBE Co. Ltd.(a)	1,064	$229,469
Hyundai Engineering & Construction Co. Ltd.	4,660	135,461
Hyundai Glovis Co. Ltd.	1,004	151,157
Hyundai Mipo Dockyard Co. Ltd.(a)	2,258	144,626
Hyundai Mobis Co. Ltd.	4,673	827,340
Hyundai Motor Co.	11,389	1,791,425
Hyundai Steel Co.	9,174	236,401
Industrial Bank of Korea	10,461	82,291
Kakao Corp.	23,405	879,090
Kakao Games Corp.(a)	1,768	44,492
KakaoBank Corp.	13,451	244,532
Kakaopay Corp.(a)	3,033	109,058
Kangwon Land, Inc.	4,062	53,792
KB Financial Group, Inc.(a)	28,158	1,021,985
Kia Corp.	18,725	1,261,335
Korea Aerospace Industries Ltd.	4,371	177,520
Korea Electric Power Corp.(a)	17,450	273,102
Korea Investment Holdings Co. Ltd.	1,996	78,722
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	2,539	225,704
Korea Zinc Co. Ltd.	695	258,146
Korean Air Lines Co. Ltd.	17,628	327,020
Krafton, Inc.(a)	2,584	384,837
KT Corp.	2,142	48,488
KT&G Corp.	8,798	552,659
Kumho Petrochemical Co. Ltd.	1,183	119,623
L&F Co. Ltd.	1,311	243,998
LG Chem Ltd.	3,316	1,688,049
LG Corp.	5,548	372,051
LG Display Co. Ltd.(a)	23,043	276,947
LG Electronics, Inc.	8,278	801,215
LG Energy Solution Ltd.(a)	2,561	1,079,697
LG H&H Co. Ltd.	839	293,201
LG Innotek Co. Ltd.	809	191,645
LG Uplus Corp.	19,172	156,432
Lotte Chemical Corp.	1,038	122,164
Lotte Energy Materials Corp.	1,243	45,825
Meritz Financial Group, Inc.	8,901	282,215
Mirae Asset Securities Co. Ltd.	9,107	50,229
NAVER Corp.	9,279	1,298,919
NCSoft Corp.	1,311	295,230
Netmarble Corp.(a)(c)	1,410	52,954
NH Investment & Securities Co. Ltd.	5,312	38,639
Orion Corp.	2,474	225,627
Pan Ocean Co. Ltd.	24,785	97,975
Pearl Abyss Corp.(a)	1,729	69,571
POSCO Future M Co. Ltd.	2,049	552,808
POSCO Holdings, Inc.	4,911	1,453,419
Posco International Corp.	5,685	173,035
Samsung Biologics Co. Ltd.(a)(c)	1,133	641,479
Samsung C&T Corp.	5,348	430,428
Samsung Electro-Mechanics Co. Ltd.	4,480	494,608
Samsung Electronics Co. Ltd.	329,244	18,129,239
Samsung Engineering Co. Ltd.(a)	13,081	282,095
Samsung Fire & Marine Insurance Co. Ltd.	1,715	299,277
Samsung Heavy Industries Co. Ltd.(a)	32,333	164,511
Samsung Life Insurance Co. Ltd.	4,523	231,323
Samsung SDI Co. Ltd.	3,765	1,922,538
Samsung SDS Co. Ltd.	2,432	227,972
Samsung Securities Co. Ltd.	2,723	74,738
Shinhan Financial Group Co. Ltd.	28,668	741,131
SK Biopharmaceuticals Co. Ltd.(a)	2,896	178,462

Security	Shares	Value

South Korea (continued)
SK Bioscience Co. Ltd.(a)	1,588	$96,331
SK Hynix, Inc.	40,635	3,570,369
SK IE Technology Co. Ltd.(a)(c)	2,047	151,654
SK Innovation Co. Ltd.(a)	4,081	494,756
SK Square Co. Ltd.(a)	9,598	324,191
SK, Inc.	2,218	251,598
SKC Co. Ltd.	1,153	86,004
S-Oil Corp.	2,657	135,005
Woori Financial Group, Inc.	41,683	374,433
Yuhan Corp.	3,218	147,720

		55,032,723

Spain — 1.7%
Acciona SA	1,476	250,610
ACS Actividades de Construccion y Servicios SA	14,396	506,219
Aena SME SA(c)	5,041	815,869
Amadeus IT Group SA(a)	31,073	2,366,220
Banco Bilbao Vizcaya Argentaria SA	427,068	3,281,037
Banco Santander SA	1,164,028	4,309,393
CaixaBank SA	313,379	1,298,114
Cellnex Telecom SA(c)	41,737	1,686,333
Corp. ACCIONA Energias Renovables SA	4,048	135,426
EDP Renovaveis SA	21,451	428,666
Enagas SA	8,450	166,073
Endesa SA	25,032	537,878
Grifols SA (a)	24,792	318,052
Iberdrola SA	423,615	5,531,905
Industria de Diseno Textil SA	77,804	3,017,846
Naturgy Energy Group SA	8,829	263,197
Redeia Corp. SA	20,753	349,004
Repsol SA	92,065	1,338,993
Telefonica SA	375,105	1,522,910

		28,123,745

Sweden — 2.0%
Alfa Laval AB	21,505	784,452
Assa Abloy AB, Class B	75,073	1,804,527
Atlas Copco AB, A Shares	179,536	2,591,939
Atlas Copco AB, B Shares	108,315	1,350,523
Beijer Ref AB	29,241	373,509
Boliden AB	21,362	619,031
Embracer Group AB(a)(b)	49,382	123,493
Epiroc AB, Class A	41,269	781,711
Epiroc AB, Class B	22,861	370,015
EQT AB	26,542	510,979
Essity AB, Class B	44,145	1,175,655
Evolution AB(c)	12,435	1,575,810
Fastighets AB Balder, B Shares(a)	48,678	178,238
Getinge AB, B Shares	19,404	340,417
H & M Hennes & Mauritz AB, B Shares	45,837	788,273
Hexagon AB, B Shares	136,821	1,682,941
Holmen AB, B Shares	11,776	423,238
Husqvarna AB, B Shares	22,734	206,278
Industrivarden AB, A Shares	10,903	302,387
Industrivarden AB, C Shares(b)	8,323	229,670
Indutrade AB	17,623	397,760
Investment AB Latour, B Shares	13,660	271,192
Investor AB, A Shares	37,104	742,575
Investor AB, B Shares	105,382	2,108,175
Kinnevik AB, Class B(a)	14,065	195,103
L E Lundbergforetagen AB, B Shares	6,442	274,329
Lifco AB, B Shares	13,222	287,946
Nibe Industrier AB, B Shares	102,627	975,814
Saab AB, Class B	6,068	328,497

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Sagax AB, Class B	19,392	$383,481
Sandvik AB	74,235	1,449,378
Securitas AB, B Shares	38,094	312,895
Skandinaviska Enskilda Banken AB, Class A	114,472	1,266,089
Skanska AB, B Shares	21,743	305,064
SKF AB, B Shares	27,027	470,959
Svenska Cellulosa AB SCA, Class B	38,142	486,882
Svenska Handelsbanken AB, A Shares	94,444	790,709
Swedbank AB, A Shares	63,121	1,065,237
Swedish Orphan Biovitrum AB(a)	14,225	278,031
Tele2 AB, B Shares	44,755	370,137
Telefonaktiebolaget LM Ericsson, B Shares	202,156	1,098,374
Telia Co. AB	158,189	347,043
Volvo AB, A Shares	13,043	277,993
Volvo AB, B Shares	103,993	2,152,136
Volvo Car AB, Class B(a)(b)	44,422	176,743

		33,025,628

Switzerland — 7.0%
ABB Ltd., Registered Shares	109,533	4,309,119
Adecco Group AG, Registered Shares	9,228	302,229
Alcon, Inc.	37,526	3,113,246
Bachem Holding AG	2,994	261,423
Baloise Holding AG, Registered Shares	4,812	707,807
Banque Cantonale Vaudoise, Registered Shares	2,388	252,233
Barry Callebaut AG, Registered Shares	287	554,507
BKW AG	1,298	229,486
Chocoladefabriken Lindt & Spruengli AG	93	1,169,287
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	7	868,833
Cie Financiere Richemont SA, Class A, Registered Shares	35,848	6,089,428
Clariant AG, Registered Shares	14,711	212,817
Coca-Cola HBC AG, Class DI	15,096	450,311
DSM-Firmenich AG(a)	14,513	1,561,805
Dufry AG, Registered Shares(a)	9,836	448,639
EMS-Chemie Holding AG, Registered Shares	578	438,014
Geberit AG, Registered Shares	2,314	1,212,730
Givaudan SA, Registered Shares	640	2,122,842
Helvetia Holding AG, Registered Shares	2,687	364,181
Holcim AG, Registered Shares	37,420	2,522,377
Julius Baer Group Ltd.	15,868	1,001,390
Kuehne and Nagel International AG, Registered Shares	3,897	1,154,396
Logitech International SA, Registered Shares	12,589	751,376
Lonza Group AG, Registered Shares	4,977	2,974,815
Nestle SA, Registered Shares	191,560	23,043,044
Novartis AG, Registered Shares	144,263	14,544,510
Partners Group Holding AG	1,603	1,511,373
Roche Holding AG	51,548	15,790,233
Schindler Holding AG	2,550	598,757
Schindler Holding AG, Registered Shares	2,996	674,420
SGS SA	11,240	1,063,314
SIG Group AG	20,650	570,492
Sika AG, Registered Shares	10,348	2,963,673
Sonova Holding AG, Registered Shares	3,689	984,362
STMicroelectronics NV	45,683	2,278,366
Straumann Holding AG, Registered Shares	7,845	1,275,644
Swatch Group AG	1,960	573,088
Swatch Group AG, Registered Shares	3,146	173,014
Swiss Life Holding AG, Registered Shares	1,981	1,160,246
Swiss Prime Site AG, Registered Shares	4,610	400,453
Swiss Re AG	20,921	2,108,059

Security	Shares	Value

Switzerland (continued)
Swisscom AG, Registered Shares	2,341	$1,461,114
Temenos AG, Registered Shares	3,799	302,498
UBS Group AG, Registered Shares(b)	227,671	4,614,587
VAT Group AG(c)	2,032	841,683
Zurich Insurance Group AG	10,401	4,947,637

		114,953,858

Taiwan — 4.5%
Accton Technology Corp.	29,000	326,198
Acer, Inc.	179,504	181,123
Advantech Co. Ltd.	26,157	344,375
ASE Technology Holding Co. Ltd.	230,343	819,133
Asia Cement Corp.	138,233	197,351
Asustek Computer, Inc.	55,220	559,049
AUO Corp.	391,200	234,771
Catcher Technology Co. Ltd.	45,000	253,896
Cathay Financial Holding Co. Ltd.	571,622	793,551
Chailease Holding Co. Ltd.	92,101	605,545
Chang Hwa Commercial Bank Ltd.	287,358	172,256
Cheng Shin Rubber Industry Co. Ltd.	90,436	116,821
China Airlines Ltd.	228,000	192,534
China Development Financial Holding Corp.(a)	910,191	362,793
China Steel Corp.	818,638	774,124
Chunghwa Telecom Co. Ltd.	258,000	966,316
Compal Electronics, Inc.	410,000	385,620
CTBC Financial Holding Co. Ltd.	1,283,601	1,026,456
Delta Electronics, Inc.	130,000	1,440,702
E Ink Holdings, Inc.	58,000	421,910
E.Sun Financial Holding Co. Ltd.	1,014,576	850,044
Eclat Textile Co. Ltd.	12,303	197,836
eMemory Technology, Inc.	4,000	286,298
Eva Airways Corp.	170,000	218,097
Evergreen Marine Corp. Taiwan Ltd.	57,055	171,993
Far Eastern New Century Corp.	207,607	223,239
Far EasTone Telecommunications Co. Ltd.	142,000	358,624
Feng TAY Enterprise Co. Ltd.	48,318	305,667
First Financial Holding Co. Ltd.	854,716	760,177
Formosa Chemicals & Fibre Corp.	218,360	470,968
Formosa Petrochemical Corp.	112,000	303,610
Formosa Plastics Corp.	303,040	834,773
Fubon Financial Holding Co. Ltd.	477,675	935,010
Giant Manufacturing Co. Ltd.	21,761	161,481
Global Unichip Corp.	7,000	362,308
Globalwafers Co. Ltd.	12,000	192,583
Hon Hai Precision Industry Co. Ltd.	833,800	3,031,478
Hotai Motor Co. Ltd.	18,000	471,051
Hua Nan Financial Holdings Co. Ltd.	517,220	369,275
Innolux Corp.	565,167	278,176
Inventec Corp.	253,470	352,382
Largan Precision Co. Ltd.	8,000	548,780
Lite-On Technology Corp.	167,816	558,817
MediaTek, Inc.	109,255	2,418,451
Mega Financial Holding Co. Ltd.	829,062	1,017,494
Micro-Star International Co. Ltd.	37,000	210,390
momo.com, Inc.	7,400	163,994
Nan Ya Plastics Corp.	355,790	829,928
Nan Ya Printed Circuit Board Corp.	12,000	102,384
Nanya Technology Corp.	135,000	307,769
Nien Made Enterprise Co. Ltd.	9,000	99,205
Novatek Microelectronics Corp.	42,000	576,667
Parade Technologies Ltd.	4,000	138,660
Pegatron Corp.	182,000	438,183
PharmaEssentia Corp.(a)	15,000	163,627

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Pou Chen Corp.	247,000	$250,362
Powerchip Semiconductor Manufacturing Corp.	231,000	230,595
President Chain Store Corp.	40,000	363,241
Quanta Computer, Inc.	206,000	1,006,076
Realtek Semiconductor Corp.	28,240	352,114
Ruentex Development Co. Ltd.	108,309	125,387
Shanghai Commercial & Savings Bank Ltd.	301,075	439,284
Shin Kong Financial Holding Co. Ltd.(a)	784,499	224,699
SinoPac Financial Holdings Co. Ltd.	625,095	348,818
Synnex Technology International Corp.	142,500	265,781
Taishin Financial Holding Co. Ltd.	762,980	464,444
Taiwan Business Bank	403,000	184,721
Taiwan Cement Corp.	488,240	597,570
Taiwan Cooperative Financial Holding Co. Ltd.	771,966	696,560
Taiwan High Speed Rail Corp.	140,000	144,606
Taiwan Mobile Co. Ltd.	102,800	315,762
Taiwan Semiconductor Manufacturing Co. Ltd.	1,741,000	32,162,044
Unimicron Technology Corp.	102,000	580,040
Uni-President Enterprises Corp.	351,950	862,917
United Microelectronics Corp.	793,000	1,245,971
Vanguard International Semiconductor Corp.	63,000	178,914
Voltronic Power Technology Corp.	4,000	252,968
Walsin Lihwa Corp.	185,100	244,621
Wan Hai Lines Ltd.	39,215	74,665
Win Semiconductors Corp.	16,000	84,746
Winbond Electronics Corp.	163,000	144,172
Wistron Corp.	172,000	501,855
Wiwynn Corp.	6,000	274,215
WPG Holdings Ltd.	102,448	180,255
Yageo Corp.	22,909	362,934
Yang Ming Marine Transport Corp.	110,000	223,391
Yuanta Financial Holding Co. Ltd.	802,546	596,867
Zhen Ding Technology Holding Ltd.	37,710	127,517

		72,992,055

Thailand — 0.6%
Advanced Info Service PCL, NVDR	91,200	551,050
Airports of Thailand PCL, NVDR(a)(b)	253,500	515,154
Asset World Corp. PCL, NVDR(b)	606,100	84,579
B Grimm Power PCL, NVDR	88,000	86,451
Bangkok Dusit Medical Services PCL, NVDR	832,200	652,591
Bangkok Expressway & Metro PCL, NVDR	553,100	133,545
Banpu PCL, NVDR	493,700	123,477
Berli Jucker PCL, NVDR	120,700	118,551
BTS Group Holdings PCL, NVDR	513,400	108,032
Bumrungrad Hospital PCL, NVDR	54,200	345,878
Carabao Group PCL, NVDR	97,300	180,108
Central Pattana PCL, NVDR	187,300	346,787
Central Retail Corp. PCL, NVDR(b)	103,400	114,039
Charoen Pokphand Foods PCL, NVDR	204,000	113,423
CP ALL PCL, NVDR	384,600	678,921
Delta Electronics Thailand PCL, NVDR	235,500	613,052
Electricity Generating PCL, NVDR	23,800	87,696
Energy Absolute PCL, NVDR	98,300	158,297
Global Power Synergy PCL, NVDR	42,200	64,739
Gulf Energy Development PCL, NVDR(b)	253,100	334,331
Home Product Center PCL, NVDR	339,932	134,532
Indorama Ventures PCL, NVDR	97,000	93,903
Intouch Holdings PCL, NVDR	118,600	247,832
Kasikornbank PCL, NVDR	29,700	108,706
Krung Thai Bank PCL, NVDR	285,275	156,345
Krungthai Card PCL, NVDR	144,800	202,590

Security	Shares	Value

Thailand (continued)
Land & Houses PCL, NVDR	601,300	$143,494
Minor International PCL, NVDR	317,180	307,137
Muangthai Capital PCL, NVDR	57,700	64,140
Osotspa PCL, NVDR	81,600	68,561
PTT Exploration & Production PCL, NVDR(b)	106,822	452,623
PTT Global Chemical PCL, NVDR	115,068	121,186
PTT Oil & Retail Business PCL, NVDR	346,800	207,553
PTT PCL, NVDR(b)	597,700	565,743
Ratch Group PCL, NVDR	65,000	65,601
SCB X PCL, NVDR(b)	41,800	125,855
Siam Cement PCL, NVDR	60,700	551,893
Srisawad Corp. PCL, NVDR	53,800	71,985
Thai Oil PCL, NVDR	51,600	64,562
True Corp. PCL, NVDR	1,145,225	212,252

		9,377,194

Turkey — 0.2%
Akbank TAS	213,323	165,784
Aselsan Elektronik Sanayi Ve Ticaret A/S	46,767	98,057
BIM Birlesik Magazalar A/S	37,151	243,416
Eregli Demir ve Celik Fabrikalari TAS, Registered Shares(a)	95,722	135,868
Ford Otomotiv Sanayi A/S	4,907	143,534
Haci Omer Sabanci Holding A/S	71,332	126,231
Hektas Ticaret TAS(a)	79,603	92,058
KOC Holding A/S	53,193	213,014
Sasa Polyester Sanayi AS(a)	92,041	201,479
Tofas Turk Otomobil Fabrikasi A/S	8,740	85,082
Turk Hava Yollari AO(a)	33,173	247,103
Turkcell Iletisim Hizmetleri A/S	84,603	118,045
Turkiye Is Bankasi A/S, Class C	228,364	122,998
Turkiye Petrol Rafinerileri A/S	67,360	207,124
Turkiye Sise ve Cam Fabrikalari A/S	96,380	165,004

		2,364,797

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	203,805	450,002
Abu Dhabi Islamic Bank PJSC	109,255	316,492
Abu Dhabi National Oil Co. for Distribution PJSC	160,418	170,332
Aldar Properties PJSC	327,410	457,910
Americana Restaurants International PLC	281,208	323,852
Dubai Islamic Bank PJSC	174,226	260,435
Emaar Properties PJSC	407,535	716,334
Emirates NBD Bank PJSC	121,454	494,406
Emirates Telecommunications Group Co. PJSC	237,613	1,458,078
First Abu Dhabi Bank PJSC	313,117	1,166,987
Multiply Group PJSC(a)	229,732	199,091

		6,013,919

United Kingdom — 9.0%
3i Group PLC	65,092	1,613,432
Abrdn PLC	126,751	351,986
Admiral Group PLC	11,740	310,919
Ashtead Group PLC	29,711	2,059,888
Associated British Foods PLC	23,283	589,592
AstraZeneca PLC	110,636	15,860,135
Auto Trader Group PLC(c)	58,215	452,011
Aviva PLC	176,663	888,835
BAE Systems PLC	242,149	2,855,236
Barclays PLC	1,097,303	2,143,679
Barratt Developments PLC	64,968	341,453
Berkeley Group Holdings PLC	6,612	329,607
BP PLC	1,251,066	7,284,174
British American Tobacco PLC	146,981	4,883,505

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
British Land Co. PLC	52,247	$201,483
BT Group PLC	466,025	725,197
Bunzl PLC	23,957	912,954
Burberry Group PLC	28,042	756,670
Centrica PLC	412,760	650,816
CNH Industrial NV	64,212	926,105
Coca-Cola Europacific Partners PLC	14,562	938,230
Compass Group PLC	123,403	3,455,668
Croda International PLC	8,990	642,645
DCC PLC	6,340	354,669
Diageo PLC	155,417	6,681,524
Endeavour Mining PLC	13,326	320,032
GSK PLC	290,367	5,146,044
Haleon PLC	354,650	1,455,649
Halma PLC	28,333	820,108
Hargreaves Lansdown PLC	26,614	275,887
HSBC Holdings PLC	1,408,154	11,149,531
Imperial Brands PLC	62,146	1,375,567
Informa PLC	92,353	852,711
InterContinental Hotels Group PLC	10,906	753,893
Intertek Group PLC	9,743	528,147
J Sainsbury PLC	105,979	362,286
JD Sports Fashion PLC	221,360	411,197
Johnson Matthey PLC	14,779	328,089
Kingfisher PLC	157,619	464,541
Land Securities Group PLC	44,431	324,873
Legal & General Group PLC	456,876	1,322,793
Lloyds Banking Group PLC	4,496,892	2,492,845
London Stock Exchange Group PLC	31,170	3,317,527
M&G PLC	147,658	359,350
Mondi PLC	39,139	597,120
National Grid PLC	255,978	3,393,848
NatWest Group PLC	374,794	1,145,554
Next PLC	9,495	832,580
Ocado Group PLC(a)	41,160	297,851
Pearson PLC	45,043	472,223
Pepco Group NV(a)	15,565	141,044
Persimmon PLC	23,234	302,732
Phoenix Group Holdings PLC	43,508	294,373
Prudential PLC	195,275	2,757,944
Reckitt Benckiser Group PLC	49,831	3,744,838
RELX PLC	133,347	4,448,546
Rentokil Initial PLC	174,213	1,362,120
Rolls-Royce Holdings PLC(a)	601,238	1,156,181
Sage Group PLC	76,929	903,678
Schroders PLC	71,983	400,487
Segro PLC	98,056	894,252
Severn Trent PLC	16,765	546,543
Shell PLC	486,561	14,514,924
Smith & Nephew PLC	58,129	937,814
Smiths Group PLC	22,773	476,451
Spirax-Sarco Engineering PLC	5,069	668,115
SSE PLC	79,235	1,858,067
St. James’s Place PLC	43,844	606,342
Standard Chartered PLC	174,072	1,514,441

Security	Shares	Value

United Kingdom (continued)
Taylor Wimpey PLC	211,225	$275,942
Tesco PLC	521,974	1,646,589
Unilever PLC	175,431	9,135,425
United Utilities Group PLC	64,641	790,397
Vodafone Group PLC	1,741,996	1,642,403
Whitbread PLC	12,320	530,334
Wise PLC, Class A(a)	48,296	403,686
WPP PLC	68,894	722,132

		147,686,459

United States — 0.0%
Brookfield Renewable Corp., Class A	7,825	246,844
Legend Biotech Corp., ADR(a)(b)	5,213	359,853

		606,697

Total Common Stocks — 102.6% (Cost: $1,332,598,527)		1,681,157,985

Preferred Securities

Preferred Stocks — 1.0%

Brazil — 0.4%
Banco Bradesco SA	374,510	1,286,640
Centrais Eletricas Brasileiras SA	9,466	88,014
Cia Energetica de Minas Gerais	132,834	356,761
Gerdau SA	66,123	346,206
Itau Unibanco Holding SA	329,309	1,954,589
Itausa SA	318,928	642,092
Petroleo Brasileiro SA	318,802	1,966,130

		6,640,432

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA Class B	10,224	744,705

Colombia — 0.0%
Bancolombia SA	28,795	193,196

Germany — 0.3%
Bayerische Motoren Werke AG	3,552	404,768
Dr Ing hc F Porsche AG(c)	7,177	891,589
Henkel AG & Co. KGaA	9,220	737,381
Porsche Automobil Holding SE	9,969	600,826
Sartorius AG	1,834	635,406
Volkswagen AG	15,650	2,104,497

		5,374,467

Russia — 0.0%
Surgutneftegas PJSC(d)	376,618	42

South Korea — 0.2%
Hyundai Motor Co., Preference Shares,	2,998	249,778

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
LG Chem Ltd.	671	$180,261
Samsung Electronics Co. Ltd.	62,365	2,830,078

		3,260,117

Total Preferred Securities — 1.0% (Cost: $13,424,211)		16,212,959

Total Long-Term Investments — 103.6% (Cost: $1,346,022,738)		1,697,370,944

Short-Term Securities

Money Market Funds — 5.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(f)(g)(h)	59,915,065	59,927,048
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(f)(g)	21,413,711	21,413,711

Total Short-Term Securities — 5.0% (Cost: $81,341,922)		81,340,759

Total Investments — 108.6% (Cost: $1,427,364,660)		1,778,711,703
Liabilities in Excess of Other Assets — (8.6)%		(140,863,656)

Net Assets — 100.0%		$1,637,848,047

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Master Portfolio.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$85,600,096	$—		$(25,667,777	)(a)	$9,712	$(14,983)	$59,927,048	59,915,065	$165,813	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	—	21,413,711	(a)	—		—	—	21,413,711	21,413,711	333,158		—

						$9,712	$(14,983)	$81,340,759		$498,971		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts

S&P/TSE 60 Index Mini	32	09/14/23	$1,472	$29,353

MSCI EAFE Index	117	09/15/23	12,610	140,823

MSCI Emerging Markets Index	109	09/15/23	5,439	(13,911)

				$156,265

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$170,176	$—	$—	$—	$170,176

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$13,911	$—	$—	$—	$13,911

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(198,163)	$—	$—	$—	$(198,163)
Forward foreign currency exchange contracts	—	—	—	3,807	—	—	3,807

	$—	$—	$(198,163)	$3,807	$—	$—	$(194,356)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$194,185	$—	$—	$—	$194,185

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,837,390
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$88,642,535	$—	$88,642,535
Austria	—	1,854,512	—	1,854,512
Belgium	—	8,586,755	—	8,586,755
Brazil	19,841,786	6,585	—	19,848,371
Canada	128,367,745	—	—	128,367,745
Chile	1,703,112	452,005	—	2,155,117
China	9,271,871	128,311,265	14,565	137,597,701
Colombia	291,486	—	—	291,486

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Czech Republic	$518,392	$115,860	$—	$634,252
Denmark	—	33,536,289	—	33,536,289
Egypt	—	167,527	—	167,527
Finland	—	12,080,291	—	12,080,291
France	—	131,172,560	—	131,172,560
Germany	—	88,160,102	—	88,160,102
Greece	321,344	1,909,240	—	2,230,584
Hong Kong	—	29,411,751	—	29,411,751
Hungary	—	1,284,224	—	1,284,224
India	3,100,355	65,503,352	—	68,603,707
Indonesia	125,015	8,881,183	—	9,006,198
Ireland	744,200	11,761,061	—	12,505,261
Isle of Man	—	715,625	—	715,625
Israel	2,365,130	4,420,271	—	6,785,401
Italy	—	23,303,862	—	23,303,862
Japan	202,169	246,681,900	—	246,884,069
Jordan	—	210,976	—	210,976
Kuwait	—	4,231,897	—	4,231,897
Luxembourg	158,506	2,082,566	—	2,241,072
Macau	—	601,379	—	601,379
Malaysia	733,534	5,600,736	—	6,334,270
Mexico	13,336,788	—	—	13,336,788
Netherlands	1,492,735	53,386,281	—	54,879,016
New Zealand	—	2,824,662	—	2,824,662
Norway	—	7,025,546	—	7,025,546
Peru	1,334,295	—	—	1,334,295
Philippines	—	3,251,559	—	3,251,559
Poland	—	4,061,213	—	4,061,213
Portugal	—	1,863,577	—	1,863,577
Qatar	356,381	3,546,886	—	3,903,267
Russia	—	—	618	618
Saudi Arabia	318,213	18,917,581	—	19,235,794
Singapore	2,109,583	12,610,102	—	14,719,685
South Africa	4,491,519	12,607,852	—	17,099,371
South Korea	—	55,032,723	—	55,032,723
Spain	—	28,123,745	—	28,123,745
Sweden	—	33,025,628	—	33,025,628
Switzerland	1,561,805	113,392,053	—	114,953,858
Taiwan	—	72,992,055	—	72,992,055
Thailand	—	9,377,194	—	9,377,194
Turkey	463,058	1,901,739	—	2,364,797
United Arab Emirates	1,260,678	4,753,241	—	6,013,919
United Kingdom	938,230	146,748,229	—	147,686,459
United States	606,697	—	—	606,697
Preferred Securities
Preferred Stocks
South Korea	—	3,260,117	—	3,260,117
Brazil	6,640,432	—	—	6,640,432
Chile	744,705	—	—	744,705
Colombia	193,196	—	—	193,196
Russia	—	—	42	42
Germany	—	5,374,467	—	5,374,467
Short-Term Securities
Money Market Funds	81,340,759	—	—	81,340,759

	$284,933,719	$1,493,762,759	$15,225	$1,778,711,703

Derivative Financial Instruments(a)
Assets
Equity Contracts	$170,176	$—	$—	$170,176

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Total International ex U.S. Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(13,911)	$—	$—	$(13,911)

	$156,265	$—	$—	$156,265

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Statement of Assets and Liabilities  (unaudited)

June 30, 2023

Total International ex U.S. Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,697,370,944
Investments, at value — affiliated(c)	81,340,759
Cash	368,325
Cash pledged for futures contracts	536,000
Foreign currency, at value(d)	4,331,727
Receivables:
Investments sold	5,781
Securities lending income — affiliated	31,111
Dividends — unaffiliated	4,456,141
Dividends — affiliated	57,238
Variation margin on futures contracts	168,269
Prepaid expenses	2,261

Total assets	1,788,668,556

LIABILITIES
Collateral on securities loaned	59,881,920
Payables:
Investments purchased	10,790,705
Accounting services fees	137,698
Withdrawals to investors	78,396,063
Deferred foreign capital gain tax	1,369,046
Investment advisory fees	81,466
Trustees’ fees	2,846
Other accrued expenses	35,068
Professional fees	33,362
Variation margin on futures contracts	92,335

Total liabilities	150,820,509

Commitments and contingent liabilities
NET ASSETS	$1,637,848,047

NET ASSETS CONSIST OF
Investors’ capital	$1,287,738,879
Net unrealized appreciation (depreciation)	350,109,168

NET ASSETS	$1,637,848,047

(a) Investments, at cost — unaffiliated	$1,346,022,738
(b) Securities loaned, at value	$56,880,488
(c) Investments, at cost — affiliated	$81,341,922
(d) Foreign currency, at cost	$4,328,996

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended June 30, 2023

Total International ex U.S. Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$32,735,492
Dividends — affiliated	333,158
Securities lending income — affiliated — net	165,813
Foreign taxes withheld	(4,908,473)

Total investment income	28,325,990

EXPENSES
Accounting services	307,264
Investment advisory	235,473
Professional	42,092
Trustees	8,188
Printing and postage	630
Miscellaneous	3,324

Total expenses	596,971
Less:
Fees waived and/or reimbursed by the Manager	(11,986)

Total expenses after fees waived and/or reimbursed	584,985

Net investment income	27,741,005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(11,206,390)
Investments — affiliated	9,712
Forward foreign currency exchange contracts	3,807
Foreign currency transactions	(183,813)
Futures contracts	(198,163)

(11,574,847)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	126,245,387
Investments — affiliated	(14,983)
Foreign currency translations	(84,106)
Futures contracts	194,185

126,340,483

Net realized and unrealized gain	114,765,636

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$142,506,641

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(154,390)
(b) Net of increase in deferred foreign capital gain tax of	$(334,310)

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	41

Statement of Changes in Net Assets

	Total International ex U.S. Index Master Portfolio
	Six Months Ended 06/30/23 (unaudited)	Year Ended December 31, 2022

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,741,005	$41,197,046
Net realized loss	(11,574,847)	(73,472,841)
Net change in unrealized appreciation (depreciation)	126,340,483	(203,085,726)

Net increase (decrease) in net assets resulting from operations	142,506,641	(235,361,521)

CAPITAL TRANSACTIONS
Proceeds from contributions	371,196,764	993,274,245
Value of withdrawals	(377,130,112)	(659,840,104)

Net increase (decrease) in net assets derived from capital transactions	(5,933,348)	333,434,141

NET ASSETS
Total increase in net assets	136,573,293	98,072,620
Beginning of period	1,501,274,754	1,403,202,134

End of period	$1,637,848,047	$1,501,274,754

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (unaudited)

	Total International ex U.S. Index Master Portfolio
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Total Return
Total return	9.77	%(a)	(16.31)%	7.70%	10.82%	21.29%	(13.87)%

Ratios to Average Net Assets(b)
Total expenses	0.08	%(c)	0.08%	0.07%	0.09%	0.08%	0.08%

Total expenses after fees waived and/or reimbursed	0.07	%(c)	0.07%	0.07%	0.09%	0.08%	0.08%

Net investment income	3.53	%(c)	2.98%	2.44%	2.30%	3.17%	2.87%

Supplemental Data
Net assets, end of period (000)	$1,637,848		$1,501,275	$1,403,202	$1,206,358	$1,094,908	$759,697

Portfolio turnover rate	10%		28%	13%	23%	5%	40%

(a)	Not annualized.
(b)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(c)	Annualized.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.
Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (unaudited) (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Barclays Bank PLC	$ 920,385	$ (920,385)	$ —	$ —
Barclays Capital, Inc.	14,506,331	(14,506,331)	—	—
BMO Capital Markets Corp.	1,784	(1,784)	—	—
BNP Paribas SA	2,408,697	(2,408,697)	—	—
Citigroup Global Markets, Inc.	165,459	(165,459)	—	—
Credit Suisse Securities (USA) LLC	318,377	(318,377)	—	—
Goldman Sachs & Co. LLC	21,200,525	(21,200,525)	—	—
HSBC Bank PLC	3,218,247	(3,218,247)	—	—
J.P. Morgan Securities LLC	1,707,361	(1,707,361)	—	—
J.P. Morgan Securities PLC	30,304	(30,304)	—	—
Jefferies LLC	259,165	(259,165)	—	—
Macquarie Bank Ltd.	1,995,548	(1,995,548)	—	—
Morgan Stanley	243,046	(243,046)	—	—
National Financial Services LLC	30,096	(30,096)	—	—
Natixis SA	66,854	(66,854)	—	—

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Nomura Securities International, Inc.	$ 80,713	$ (80,713)	$ —	$ —
Scotia Capital, Inc.	1,570,248	(1,570,248)	—	—
SG Americas Securities LLC	2,131,750	(2,131,750)	—	—
State Street Bank & Trust Co.	4,865,817	(4,865,817)	—	—
Toronto-Dominion Bank	736,121	(736,121)	—	—
UBS AG	228,708	(228,708)	—	—
UBS Securities LLC	62,228	(62,228)	—	—
Wells Fargo Bank N.A.	132,724	(132,724)	—	—

	$ 56,880,488	$ (56,880,488)	$ —	$ —

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Master Portfolio may, under certain circumstances, offset with the

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (unaudited) (continued)

counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended June 30, 2023, the amount waived and/or reimbursed was $4,845.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the Manager waived $7,141 in investment advisory fees pursuant to this arrangement.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SLAgency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2023, the Master Portfolio paid BTC $48,875 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
Total International ex U.S. Index Master Portfolio	$23,425,217	$4,322,759	$(613,039)

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term securities, were $245,190,471 and $154,251,400, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Total International ex U.S. Index Master Portfolio	$1,478,409,753	$ 437,020,817	$(136,562,602)	$300,458,215

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (unaudited) (continued)

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Master Portfolio’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Portfolio”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Master Portfolio, on behalf of Total International ex U.S. Index Master Portfolio (the “Master Fund”) and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Portfolio’s investment advisor. iShares MSCI Total International Index Fund (the “Feeder Fund”), a series of BlackRock Funds III (the “Feeder Trust”), is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Trustees of the Feeder Trust also considered the approval of the Agreement with respect to the Master Fund. For simplicity: (a) the Board of Trustees of the Master Portfolio and the Board of Trustees of the Feeder Trust are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders”; and (c) the Master Fund and the Feeder Fund are referred to herein together as the “Fund”.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the continuation of the Agreement for the Master Portfolio on an annual basis. The Board members who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Master Portfolio, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board requested and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper Classification or Morningstar category, regarding fees and expenses of the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Feeder Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement, and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Fund. The Board noted the willingness of BlackRock’s

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Feeder Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund’s net performance was below the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s below tolerance performance relative to its benchmark over the period. The Board was informed that, among other things, the Fund’s underperformance relative to its benchmark and breach of its lower tolerance, was the impact of post-notified flows which detracted from the Fund’s performance. Post-notified activity is a source of performance variation because the flow information is received after the close of the effective date of the activity introducing either a drag or boost to performance.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Fund’s actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	53

Disclosure of Investment Advisory Agreement  (continued)

of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of the Master Portfolio, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Portfolio, on behalf of the Master Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Portfolio, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Trust, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Portfolio did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund/Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	55

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CD	Certificate of Deposit

CPO	Certificates of Participation (Ordinary)

CVA	Certificaten Van Aandelen (Dutch Certificate)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

SCA	Societe en Commandite par Actions

SRF	State Revolving Fund

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	57

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TIEXUS-06/23-SAR

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	iShares Russell 1000 Large-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	iShares Russell 1000 Large-Cap Index Fund

Investment Objective

iShares Russell 1000 Large-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, the Fund’s Institutional Shares returned 16.60%, Investor A Shares returned 16.46%, and Class K Shares returned 16.62%. The benchmark Russell 1000® Index returned 16.68% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

The U.S. equity market rallied over the first quarter of 2023 on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product (“GDP”), inflation data led investors to position for slower rate rises from the Federal Reserve (“Fed”). The Fed reiterated their commitment to raise interest rates to bring the inflation rate down in February 2023, especially if macro data continued to come in stronger than expected. Later in the quarter, investors’ attention quickly switched to headline news about the banking sector which led to a major sell off in the financial sectors. The overall market calmed after the central banks set out reassuring plans.

During the first quarter 2023, the Fed raised the interest rate by 25 basis points in February and March 2023, bringing it to the range of 4.75% and 5.00%. This represented the 9th consecutive interest rate hike. A slight shift in rhetoric was interpreted that the rate hiking cycle was nearing a pause, although Fed Chair, Jerome Powell was clear that additional “policy firming” may be required.

In the second quarter of 2023, the U.S. equity market continued to rally, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the United States debt ceiling dampened market sentiment in May 2023 before Congress reached an agreement to suspend it. Later in the quarter, markets rallied boosted by the technology sector on the back of enthusiasm over artificial intelligence and chipmakers.

The Fed raised the interest rate by 25 basis points over the quarter, bringing rates to the range of 5.00% and 5.25%. The Fed signaled that hike pauses will come later in the quarter but expressed the need to retain flexibility to bring inflation down.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	10 Years
Institutional	16.60%	19.27%	11.80%	12.54%
Investor A	16.46	18.91	11.52	12.21
Class K	16.62	19.29	11.85	12.55
Russell 1000® Index(c)	16.68	19.36	11.92	12.64

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.

(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	iShares Russell 1000 Large-Cap Index Fund

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,166.00	$ 0.70		$ 1,000.00	$ 1,024.15	$ 0.65		0.13%
Investor A	1,000.00	1,164.60	1.93		1,000.00	1,023.01	1.81		0.36
Class K	1,000.00	1,166.20	0.38		1,000.00	1,024.45	0.35		0.07

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares Russell 1000 Large-Cap Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Large Cap Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

June 30, 2023

iShares Russell 1000 Large-Cap Index Fund

ASSETS
Investments, at value — Master Portfolio	$923,224,950
Receivables:
Capital shares sold	1,147,560
Withdrawals from the Master Portfolio	878,644
Prepaid expenses	48,520

Total assets	925,299,674

LIABILITIES
Payables:
Accounting services fees	2,047
Administration fees	14,623
Capital shares redeemed	2,026,203
Income dividend distributions	116,116
Officer’s fees	6,163
Other accrued expenses	3,478
Professional fees	30,226
Service fees	12,395
Transfer agent fees	83,547

Total liabilities	2,294,798

Commitments and contingent liabilities
NET ASSETS	$923,004,876

NET ASSETS CONSIST OF
Paid-in capital	$585,348,059
Accumulated earnings	337,656,817

NET ASSETS	$923,004,876

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities (unaudited) (continued)

June 30, 2023

iShares Russell 1000 Large-Cap Index Fund

NET ASSET VALUE

Institutional
Net assets	$152,640,114

Shares outstanding	5,353,960

Net asset value	$28.51

Shares authorized	Unlimited

Par value	N/A

Investor A
Net assets	$67,748,343

Shares outstanding	2,391,875

Net asset value	$28.32

Shares authorized	Unlimited

Par value	N/A

Class K
Net assets	$702,616,419

Shares outstanding	24,754,409

Net asset value	$28.38

Shares authorized	Unlimited

Par value	N/A

See notes to financial statements.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended June 30, 2023

iShares Russell 1000 Large-Cap Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$6,804,005
Dividends — affiliated	219,879
Securities lending income — affiliated — net	150,503
Foreign taxes withheld	(447)
Expenses	(138,345)
Fees waived	3,214

Total investment income	7,038,809

FUND EXPENSES
Service — class specific	74,761
Transfer agent — class specific	66,542
Professional	51,335
Registration	47,469
Administration	41,578
Officer	4,372
Accounting services	2,461
Printing and postage	1,530
Miscellaneous	6,926

Total expenses	296,974
Less:
Fees waived and/or reimbursed by the Administrator	(2,000)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(6,231)

Total expenses after fees waived and/or reimbursed	288,743

Net investment income	6,750,066

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(7,625,667)
Investments — affiliated	1,003,260
Futures contracts	474,215

(6,148,192)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	123,927,198
Investments — affiliated	5,401,082
Futures contracts	326,245

129,654,525

Net realized and unrealized gain	123,506,333

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 130,256,399

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statement of Changes in Net Assets

	iShares Russell 1000 Large-Cap Index Fund
	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,750,066	$12,512,748
Net realized loss	(6,148,192)	(10,933,418)
Net change in unrealized appreciation (depreciation)	129,654,525	(178,586,960)

Net increase (decrease) in net assets resulting from operations	130,256,399	(177,007,630)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,240,134)	(3,178,794)
Investor A	(480,892)	(774,921)
Class K	(5,852,339)	(10,506,764)

Decrease in net assets resulting from distributions to shareholders	(7,573,365)	(14,460,479)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	37,804,953	144,782,013

NET ASSETS
Total increase (decrease) in net assets	160,487,987	(46,686,096)
Beginning of period	762,516,889	809,202,985

End of period	$923,004,876	$762,516,889

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund
	Institutional
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$24.66		$31.03	$25.08	$21.14	$16.58		$17.82

Net investment income(a)	0.21		0.39	0.35	0.35	0.35		0.34
Net realized and unrealized gain (loss)	3.87		(6.32)	6.19	3.96	4.79		(1.19)

Net increase (decrease) from investment operations	4.08		(5.93)	6.54	4.31	5.14		(0.85)

Distributions(b)
From net investment income	(0.23)		(0.36)	(0.37)	(0.34)	(0.39)		(0.33)
From net realized gain	—		(0.08)	(0.22)	(0.03)	(0.19)		(0.06)

Total distributions	(0.23)		(0.44)	(0.59)	(0.37)	(0.58)		(0.39)

Net asset value, end of period	$28.51		$24.66	$31.03	$25.08	$21.14		$16.58

Total Return(c)
Based on net asset value	16.60	%(d)	(19.14)%	26.27%	20.79%	31.28%		(4.88)%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.14	%(h)	0.12%	0.12%	0.13%	0.15	%(i)	0.17	%(j)

Total expenses after fees waived and/or reimbursed	0.13	%(h)	0.12%	0.12%	0.13%	0.13%		0.13%

Net investment income	1.60	%(h)	1.49%	1.24%	1.66%	1.81%		1.89%

Supplemental Data
Net assets, end of period (000)	$152,640		$130,394	$172,196	$125,604	$82,729		$102,279

Portfolio turnover rate of the Master Portfolio	9%		22%	17%	14%	10%		12%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2019 the expense ratio would have been 0.14%.

(j)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)
	Investor A
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$24.50		$30.85	$24.92	$21.01	$16.48	$17.72

Net investment income(a)	0.18		0.33	0.28	0.30	0.30	0.29
Net realized and unrealized gain (loss)	3.84		(6.30)	6.16	3.92	4.76	(1.18)

Net increase (decrease) from investment operations	4.02		(5.97)	6.44	4.22	5.06	(0.89)

Distributions(b)
From net investment income	(0.20)		(0.30)	(0.29)	(0.28)	(0.34)	(0.29)
From net realized gain	—		(0.08)	(0.22)	(0.03)	(0.19)	(0.06)

Total distributions	(0.20)		(0.38)	(0.51)	(0.31)	(0.53)	(0.35)

Net asset value, end of period	$28.32		$24.50	$30.85	$24.92	$21.01	$16.48

Total Return(c)
Based on net asset value	16.46	%(d)	(19.38)%	25.99%	20.45%	30.98%	(5.15)%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.36	%(h)	0.37%	0.63%	0.68%	0.76%	0.87%

Total expenses after fees waived and/or reimbursed	0.36	%(h)	0.35%	0.37%	0.38%	0.38%	0.38%

Net investment income	1.37	%(h)	1.25%	0.98%	1.42%	1.57%	1.60%

Supplemental Data
Net assets, end of period (000)	$67,748		$52,790	$61,446	$84,724	$86,038	$57,500

Portfolio turnover rate of the Master Portfolio	9%		22%	17%	14%	10%	12%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)
	Class K
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$24.55		$30.90	$24.97	$21.05	$16.52	$17.76

Net investment income(a)	0.22		0.41	0.36	0.36	0.36	0.35
Net realized and unrealized gain (loss)	3.85		(6.31)	6.17	3.94	4.76	(1.19)

Net increase (decrease) from investment operations	4.07		(5.90)	6.53	4.30	5.12	(0.84)

Distributions(b)
From net investment income	(0.24)		(0.37)	(0.38)	(0.35)	(0.40)	(0.34)
From net realized gain	—		(0.08)	(0.22)	(0.03)	(0.19)	(0.06)

Total distributions	(0.24)		(0.45)	(0.60)	(0.38)	(0.59)	(0.40)

Net asset value, end of period	$28.38		$24.55	$30.90	$24.97	$21.05	$16.52

Total Return(c)
Based on net asset value	16.62	%(d)	(19.12)%	26.37%	20.84%	31.28%	(4.85)%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.07	%(h)	0.07%	0.07%	0.08%	0.10%	0.13%

Total expenses after fees waived and/or reimbursed	0.07	%(h)	0.07%	0.07%	0.07%	0.08%	0.08%

Net investment income	1.65	%(h)	1.54%	1.29%	1.71%	1.87%	1.92%

Supplemental Data
Net assets, end of period (000)	$702,616		$579,333	$575,561	$451,157	$287,492	$154,097

Portfolio turnover rate of the Master Portfolio	9%		22%	17%	14%	10%	12%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares Russell 1000 Large-Cap Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2023, the percentage of the Master Portfolio owned by the Fund was 3.4%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares, Investor A and Class K	No	No	None

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2023, the class specific service fees borne directly by Investor A Shares were $74,761.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2023, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Class K	Total
Reimbursed amounts	$453	$1,333	$1,786

For the six months ended June 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total
Transfer agent fees — class specific	$46,537	$10,752	$9,253	$66,542

Expense Limitations, Waivers and Reimbursements: The Administrator and the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.13%
Investor A	0.38
Class K	0.08

The Administrator and the Manager have agreed not to reduce or discontinue these contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2023, the Administrator waived and/or reimbursed investment advisory fees of $2,000 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager – class specific in the Statement of Operations. For the six months ended June 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Class K	Total
Transfer agent fees waived and/or reimbursed by the Manager — class specific	$6,102	$129	$6,231

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2022, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards	(a)
iShares Russell 1000 Large-Cap Index Fund	$(1,541,545)

(a)	Amounts available to offset future realized capital gains.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/23		Year Ended 12/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares Russell 1000 Large-Cap Index Fund
Institutional
Shares sold	601,040	$15,785,411	5,598,164	$138,284,355
Shares issued in reinvestment of distributions	45,426	1,238,505	128,287	3,178,196
Shares redeemed	(581,176)	(15,410,882)	(5,986,354)	(145,857,332)

	65,290	$1,613,034	(259,903)	$(4,394,781)

Investor A
Shares sold	405,459	$10,588,907	825,357	$21,635,972
Shares issued in reinvestment of distributions	14,714	398,215	29,109	725,926
Shares redeemed	(183,103)	(4,803,709)	(691,607)	(17,986,952)

	237,070	$6,183,413	162,859	$4,374,946

Class K
Shares sold	2,699,416	$70,474,226	9,827,116	$271,951,562
Shares issued in reinvestment of distributions	210,443	5,714,483	399,157	9,998,861
Shares redeemed	(1,756,511)	(46,180,203)	(5,249,713)	(137,148,575)

	1,153,348	$30,008,506	4,976,560	$144,801,848

	1,455,708	$37,804,953	4,879,516	$144,782,013

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of June 30, 2023	Large Cap Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	7.0%
Microsoft Corp.	6.1
Amazon.com, Inc.	2.8
NVIDIA Corp.	2.4
Tesla, Inc.	1.8
Alphabet, Inc., Class A	1.7
Meta Platforms, Inc., Class A	1.5
Berkshire Hathaway, Inc., Class B	1.5
Alphabet, Inc., Class C	1.5
UnitedHealth Group, Inc.	1.1

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	26.8%
Financials	13.3
Health Care	13.1
Consumer Discretionary	10.8
Industrials	9.4
Communication Services	8.0
Consumer Staples	6.2
Energy	4.0
Real Estate	2.8
Materials	2.6
Utilities	2.4
Short-Term Securities	9.2
Liabilities in Excess of Other Assets	(8.6)

(a)

For Large Cap Index Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	17

Schedule of Investments (unaudited) June 30, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Axon Enterprise, Inc.(a)	44,567	$8,695,913
Boeing Co.(a)	359,663	75,946,439
BWX Technologies, Inc.(b)	60,931	4,360,832
Curtiss-Wright Corp.	25,666	4,713,817
General Dynamics Corp.(b)	157,846	33,960,567
HEICO Corp.(b)	28,655	5,070,216
HEICO Corp., Class A	51,314	7,214,748
Hexcel Corp.(b)	55,035	4,183,761
Howmet Aerospace, Inc.	244,968	12,140,614
Huntington Ingalls Industries, Inc.(b)	25,281	5,753,956
L3Harris Technologies, Inc.	121,949	23,873,956
Lockheed Martin Corp.	145,856	67,149,185
Mercury Systems, Inc.(a)	30,920	1,069,523
Northrop Grumman Corp.(b)	92,322	42,080,368
Raytheon Technologies Corp.	942,552	92,332,394
Spirit AeroSystems Holdings, Inc., Class A(b)	69,218	2,020,473
Textron, Inc.(b)	129,773	8,776,548
TransDigm Group, Inc.(b)	33,581	30,027,123
Woodward, Inc.	38,517	4,580,056

		433,950,489

Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.(b)	74,931	7,069,740
Expeditors International of Washington, Inc.(b)	99,108	12,004,952
FedEx Corp.(b)	149,550	37,073,445
GXO Logistics, Inc.(a)	69,953	4,394,448
United Parcel Service, Inc., Class B	467,093	83,726,420

		144,269,005

Automobile Components — 0.1%
Aptiv PLC(a)	174,183	17,782,342
BorgWarner, Inc.	153,208	7,493,403
Gentex Corp.(b)	149,322	4,369,162
Lear Corp.	38,723	5,558,687
QuantumScape Corp.(a)(b)	154,565	1,234,974

		36,438,568

Automobiles — 2.1%
Ford Motor Co.(b)	2,530,399	38,284,937
General Motors Co.	894,284	34,483,591
Harley-Davidson, Inc.(b)	86,439	3,043,517
Lucid Group, Inc.(a)(b)	381,598	2,629,210
Rivian Automotive, Inc., Class A(a)(b)	337,227	5,618,202
Tesla, Inc.(a)	1,779,704	465,873,116
Thor Industries, Inc.(b)	34,015	3,520,553

		553,453,126

Banks — 3.0%
Bank of America Corp.	4,492,840	128,899,580
Bank OZK	74,032	2,973,125
BOK Financial Corp.	18,661	1,507,436
Citigroup, Inc.	1,254,469	57,755,753
Citizens Financial Group, Inc.(b)	309,056	8,060,180
Columbia Banking System, Inc.(b)	133,760	2,712,653
Comerica, Inc.	84,432	3,576,540
Commerce Bancshares, Inc.(b)	72,963	3,553,298
Cullen/Frost Bankers, Inc.(b)	39,317	4,227,757
East West Bancorp, Inc.	89,368	4,717,737
Fifth Third Bancorp(b)	433,209	11,354,408
First Citizens BancShares, Inc., Class A	6,993	8,975,166
First Hawaiian, Inc.(b)	86,417	1,556,370
First Horizon Corp.	341,872	3,852,897

Security	Shares	Value

Banks (continued)
FNB Corp.	239,640	$2,741,482
Huntington Bancshares, Inc.(b)	937,033	10,101,216
JPMorgan Chase & Co.(b)	1,885,804	274,271,334
KeyCorp.(b)	610,889	5,644,614
M&T Bank Corp.(b)	105,727	13,084,773
New York Community Bancorp, Inc.(b)	470,029	5,283,126
NU Holdings Ltd., Class A(a)	1,503,862	11,865,471
Pinnacle Financial Partners, Inc.(b)	51,024	2,890,510
PNC Financial Services Group, Inc.(b)	256,826	32,347,235
Popular, Inc.(b)	44,637	2,701,431
Prosperity Bancshares, Inc.(b)	55,831	3,153,335
Regions Financial Corp.	610,510	10,879,288
Synovus Financial Corp.(b)	94,409	2,855,872
Truist Financial Corp.(b)	855,267	25,957,353
U.S. Bancorp(b)	988,286	32,652,969
Webster Financial Corp.(b)	111,259	4,200,027
Wells Fargo & Co.	2,437,822	104,046,243
Western Alliance Bancorp	69,194	2,523,505
Wintrust Financial Corp.	38,495	2,795,507
Zions Bancorp NA(b)	93,587	2,513,747

		796,231,938

Beverages — 1.5%
Boston Beer Co., Inc., Class A(a)	6,589	2,032,311
Brown-Forman Corp., Class A(b)	30,607	2,083,418
Brown-Forman Corp., Class B(b)	118,990	7,946,152
Celsius Holdings, Inc.(a)	35,435	5,286,548
Coca-Cola Co.(b)	2,512,154	151,281,914
Constellation Brands, Inc., Class A	99,096	24,390,498
Keurig Dr. Pepper, Inc.	613,050	19,170,074
Molson Coors Beverage Co., Class B	112,838	7,429,254
Monster Beverage Corp.(a)	479,027	27,515,311
PepsiCo, Inc.	888,598	164,586,122

		411,721,602

Biotechnology — 2.1%
AbbVie, Inc.	1,138,238	153,354,806
Alnylam Pharmaceuticals, Inc.(a)	80,370	15,265,478
Amgen, Inc.	344,560	76,499,211
Apellis Pharmaceuticals, Inc.(a)	64,987	5,920,316
Biogen, Inc.(a)	93,737	26,700,984
BioMarin Pharmaceutical, Inc.(a)	120,268	10,424,830
Exact Sciences Corp.(a)	114,970	10,795,683
Exelixis, Inc.(a)	203,923	3,896,969
Gilead Sciences, Inc.	806,169	62,131,445
Horizon Therapeutics PLC(a)	145,701	14,985,348
Incyte Corp.(a)	119,383	7,431,592
Ionis Pharmaceuticals, Inc.(a)	91,961	3,773,160
Karuna Therapeutics, Inc.(a)	23,172	5,024,848
Mirati Therapeutics, Inc.(a)	27,852	1,006,293
Moderna, Inc.(a)	217,145	26,383,117
Natera, Inc.(a)	64,292	3,128,449
Neurocrine Biosciences, Inc.(a)	63,489	5,987,013
Regeneron Pharmaceuticals, Inc.(a)	66,823	48,014,998
Roivant Sciences Ltd.(a)	158,991	1,602,629
Sarepta Therapeutics, Inc.(a)	55,569	6,363,762
Seagen, Inc.(a)	88,887	17,107,192
Ultragenyx Pharmaceutical, Inc.(a)(b)	41,450	1,912,088
United Therapeutics Corp.(a)	28,802	6,358,041
Vertex Pharmaceuticals, Inc.(a)	166,160	58,473,366

		572,541,618

Broadline Retail — 3.0%
Amazon.com, Inc.(a)	5,811,327	757,564,588

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Broadline Retail (continued)
Coupang, Inc.(a)	714,306	$12,428,924
eBay, Inc.	344,514	15,396,331
Etsy, Inc.(a)	79,074	6,690,451
Kohl’s Corp.(b)	76,214	1,756,733
Macy’s, Inc.(b)	183,566	2,946,234
Nordstrom, Inc.(b)	70,287	1,438,775
Ollie’s Bargain Outlet Holdings, Inc.(a)	39,632	2,295,882

		800,517,918

Building Products — 0.6%
A O Smith Corp.	78,598	5,720,362
Advanced Drainage Systems, Inc.(b)	41,550	4,727,559
Allegion PLC	58,238	6,989,725
Armstrong World Industries, Inc.	29,048	2,133,866
AZEK Co., Inc.(a)	83,906	2,541,513
Builders FirstSource, Inc.(a)	82,995	11,287,320
Carlisle Cos., Inc.(b)	32,649	8,375,448
Carrier Global Corp.(b)	537,131	26,700,782
Fortune Brands Innovations, Inc.(b)	80,790	5,812,841
Hayward Holdings, Inc.(a)(b)	49,363	634,315
Johnson Controls International PLC	442,982	30,184,793
Lennox International, Inc.(b)	20,463	6,672,370
Masco Corp.	145,402	8,343,167
Owens Corning	57,859	7,550,600
Trane Technologies PLC	146,805	28,077,924
Trex Co., Inc.(a)(b)	71,197	4,667,675

		160,420,260

Capital Markets — 2.9%
Affiliated Managers Group, Inc.	24,285	3,640,079
Ameriprise Financial, Inc.(b)	67,776	22,512,476
Ares Management Corp., Class A(b)	100,660	9,698,591
Bank of New York Mellon Corp.(b)	509,341	22,675,861
BlackRock, Inc.(c)	95,876	66,263,739
Blackstone, Inc., Class A(b)	454,971	42,298,654
Blue Owl Capital, Inc.(b)	282,884	3,295,599
Carlyle Group, Inc.(b)	131,817	4,211,553
Cboe Global Markets, Inc.	69,340	9,569,613
Charles Schwab Corp	955,950	54,183,246
CME Group, Inc., Class A(b)	231,563	42,906,308
Coinbase Global, Inc., Class A(a)(b)	106,725	7,636,174
Evercore, Inc., Class A(b)	23,211	2,868,648
FactSet Research Systems, Inc.	24,752	9,916,889
Franklin Resources, Inc.(b)	189,006	5,048,350
Goldman Sachs Group, Inc.	208,245	67,167,342
Houlihan Lokey, Inc.(b)	32,394	3,184,654
Interactive Brokers Group, Inc., Class A	61,695	5,125,004
Intercontinental Exchange, Inc.(b)	357,395	40,414,227
Invesco Ltd.	248,796	4,182,261
Janus Henderson Group PLC	91,651	2,497,490
Jefferies Financial Group, Inc.	127,866	4,241,315
KKR & Co., Inc.(b)	416,380	23,317,280
Lazard Ltd., Class A	52,440	1,678,080
LPL Financial Holdings, Inc.(b)	50,272	10,930,641
MarketAxess Holdings, Inc.	24,414	6,382,308
Moody’s Corp.	102,334	35,583,579
Morgan Stanley	775,467	66,224,882
Morningstar, Inc.(b)	15,811	3,100,063
MSCI, Inc.(b)	50,115	23,518,468
Nasdaq, Inc	223,500	11,141,475
Northern Trust Corp.	134,107	9,942,693
Raymond James Financial, Inc.(b)	126,695	13,147,140
Robinhood Markets, Inc., Class A(a)(b)	378,320	3,775,634

Security	Shares	Value

Capital Markets (continued)
S&P Global, Inc.	206,916	$82,950,555
SEI Investments Co.	68,639	4,092,257
State Street Corp.(b)	217,601	15,924,041
Stifel Financial Corp.(b)	65,512	3,909,101
T Rowe Price Group, Inc.(b)	143,868	16,116,093
Tradeweb Markets, Inc., Class A	71,480	4,894,950
Virtu Financial, Inc., Class A	63,979	1,093,401
XP, Inc., Class A(a)	216,477	5,078,550

		776,339,264

Chemicals — 1.7%
Air Products and Chemicals, Inc.	143,030	42,841,776
Albemarle Corp.(b)	75,306	16,800,016
Ashland, Inc.(b)	33,878	2,944,337
Axalta Coating Systems Ltd.(a)	142,223	4,666,337
Celanese Corp.(b)	64,418	7,459,604
CF Industries Holdings, Inc.	128,594	8,926,995
Chemours Co.(b)	94,960	3,503,074
Corteva, Inc.	459,914	26,353,072
Dow, Inc.(b)	460,611	24,532,142
DuPont de Nemours, Inc.	295,999	21,146,169
Eastman Chemical Co.	76,109	6,371,845
Ecolab, Inc.	160,194	29,906,618
Element Solutions, Inc.(b)	141,697	2,720,582
FMC Corp.(b)	82,177	8,574,348
Ginkgo Bioworks Holdings, Inc.(a)(b)	620,111	1,153,406
Huntsman Corp.	115,723	3,126,835
International Flavors & Fragrances, Inc.	166,649	13,263,594
Linde PLC	316,421	120,581,715
LyondellBasell Industries NV, Class A	166,110	15,253,881
Mosaic Co.(b)	213,267	7,464,345
NewMarket Corp.	3,942	1,585,157
Olin Corp.	79,864	4,104,211
PPG Industries, Inc.	151,315	22,440,015
RPM International, Inc.(b)	84,098	7,546,114
Scotts Miracle-Gro Co.(b)	27,058	1,696,266
Sherwin-Williams Co.	153,386	40,727,051
Westlake Corp.(b)	21,978	2,625,712

		448,315,217

Commercial Services & Supplies — 0.6%
Cintas Corp.	55,859	27,766,392
Clean Harbors, Inc.(a)	34,033	5,596,046
Copart, Inc.(a)	278,715	25,421,595
Driven Brands Holdings, Inc.(a)(b)	39,934	1,080,614
MSA Safety, Inc.	23,646	4,113,458
RB Global, Inc.(b)	118,385	7,103,100
Republic Services, Inc.	133,117	20,389,531
Rollins, Inc.(b)	142,453	6,101,262
Stericycle, Inc.(a)	60,732	2,820,394
Tetra Tech, Inc.(b)	35,050	5,739,087
Waste Management, Inc.	262,281	45,484,771

		151,616,250

Communications Equipment — 0.8%
Arista Networks, Inc.(a)	160,903	26,075,940
Ciena Corp.(a)	95,289	4,048,830
Cisco Systems, Inc.	2,644,792	136,841,538
F5, Inc.(a)	38,627	5,649,585
Juniper Networks, Inc.(b)	209,167	6,553,202
Lumentum Holdings, Inc.(a)(b)	43,302	2,456,523
Motorola Solutions, Inc.	106,529	31,242,825

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Ubiquiti, Inc.(b)	2,640	$463,980
Viasat, Inc.(a)(b)	49,823	2,055,697

		215,388,120

Construction & Engineering — 0.2%
AECOM(b)	84,469	7,153,680
EMCOR Group, Inc.	30,554	5,645,768
MasTec, Inc.(a)	40,832	4,816,951
MDU Resources Group, Inc.(b)	135,166	2,830,376
Quanta Services, Inc.(b)	92,364	18,144,908
Valmont Industries, Inc.	13,362	3,889,010
WillScot Mobile Mini Holdings Corp.(a)	126,721	6,055,996

		48,536,689

Construction Materials — 0.2%
Eagle Materials, Inc.(b)	22,902	4,269,391
Martin Marietta Materials, Inc.	39,793	18,372,030
Vulcan Materials Co.	85,398	19,252,125

		41,893,546

Consumer Finance — 0.5%
Ally Financial, Inc.	174,342	4,708,977
American Express Co.	381,601	66,474,894
Capital One Financial Corp.(b)	244,410	26,731,122
Credit Acceptance Corp.(a)(b)	4,151	2,108,417
Discover Financial Services	163,039	19,051,107
OneMain Holdings, Inc.(b)	72,266	3,157,302
SLM Corp.(b)	155,536	2,538,347
SoFi Technologies, Inc.(a)(b)	524,429	4,373,738
Synchrony Financial(b)	274,992	9,327,729

		138,471,633

Consumer Staples Distribution & Retail — 1.7%
Albertsons Cos., Inc., Class A	271,478	5,923,650
BJ’s Wholesale Club Holdings, Inc.(a)(b)	85,942	5,415,205
Casey’s General Stores, Inc.(b)	24,067	5,869,460
Costco Wholesale Corp.	285,769	153,852,314
Dollar General Corp.	141,241	23,979,897
Dollar Tree, Inc.(a)	134,439	19,291,997
Grocery Outlet Holding Corp.(a)	55,202	1,689,733
Kroger Co.(b)	420,664	19,771,208
Performance Food Group Co.(a)	98,740	5,948,098
Sysco Corp.	327,197	24,278,017
Target Corp.	296,649	39,128,003
U.S. Foods Holding Corp.(a)	135,478	5,961,032
Walgreens Boots Alliance, Inc.(b)	459,943	13,103,776
Walmart, Inc.	920,671	144,711,068

		468,923,458

Containers & Packaging — 0.3%
Amcor PLC	951,216	9,493,136
AptarGroup, Inc.	42,383	4,910,494
Ardagh Group SA(a)	6,425	37,779
Ardagh Metal Packaging SA(b)	97,793	367,702
Avery Dennison Corp.(b)	52,035	8,939,613
Ball Corp.(b)	201,099	11,705,973
Berry Global Group, Inc.	77,050	4,957,397
Crown Holdings, Inc.(b)	68,357	5,938,172
Graphic Packaging Holding Co.(b)	202,600	4,868,478
International Paper Co.	223,184	7,099,483
Packaging Corp. of America	57,018	7,535,499
Sealed Air Corp.	93,752	3,750,080

Security	Shares	Value

Containers & Packaging (continued)
Silgan Holdings, Inc.	53,550	$2,510,959
Sonoco Products Co.(b)	65,542	3,868,289
Westrock Co.	164,096	4,770,271

		80,753,325

Distributors — 0.1%
Genuine Parts Co.	91,429	15,472,530
LKQ Corp.	164,509	9,585,939
Pool Corp.(b)	25,049	9,384,357

		34,442,826

Diversified Consumer Services — 0.1%
ADT, Inc.(b)	133,480	804,884
Bright Horizons Family Solutions, Inc.(a)(b)	36,928	3,413,994
Grand Canyon Education, Inc.(a)	21,024	2,169,887
H&R Block, Inc.(b)	99,175	3,160,707
Mister Car Wash, Inc.(a)	52,555	507,156
Service Corp. International(b)	95,221	6,150,324

		16,206,952

Diversified REITs — 0.0%
WP Carey, Inc.(b)	138,385	9,349,291

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	4,617,838	73,654,516
ESC GCI Liberty, Inc. (d)	56,944	1
Frontier Communications Parent, Inc.(a)	165,904	3,092,451
Iridium Communications, Inc.	81,262	5,047,995
Verizon Communications, Inc.(b)	2,714,422	100,949,354

		182,744,317

Electric Utilities — 1.6%
Alliant Energy Corp.(b)	163,969	8,605,093
American Electric Power Co., Inc.	332,129	27,965,262
Avangrid, Inc.(b)	47,390	1,785,655
Constellation Energy Corp.(b)	213,538	19,549,404
Duke Energy Corp.	497,151	44,614,331
Edison International(b)	245,858	17,074,838
Entergy Corp.	133,779	13,026,061
Evergy, Inc.	143,630	8,390,865
Eversource Energy	225,290	15,977,567
Exelon Corp.	640,969	26,113,077
FirstEnergy Corp.(b)	350,933	13,644,275
Hawaiian Electric Industries, Inc.	68,451	2,477,926
IDACORP, Inc.(b)	33,008	3,386,621
NextEra Energy, Inc.(b)	1,305,737	96,885,686
NRG Energy, Inc.	138,198	5,167,223
OGE Energy Corp.(b)	130,632	4,690,995
PG&E Corp.(a)	1,159,351	20,033,585
Pinnacle West Capital Corp.(b)	74,508	6,069,422
PPL Corp.	480,391	12,711,146
Southern Co.(b)	702,817	49,372,894
Xcel Energy, Inc.	356,643	22,172,495

		419,714,421

Electrical Equipment — 0.7%
Acuity Brands, Inc.(b)	20,315	3,312,970
AMETEK, Inc	148,271	24,002,110
ChargePoint Holdings, Inc.(a)(b)	171,504	1,507,520
Eaton Corp. PLC(b)	256,848	51,652,133
Emerson Electric Co.	368,062	33,269,124
Generac Holdings, Inc.(a)(b)	40,355	6,018,141
Hubbell, Inc.(b)	34,724	11,513,090

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
nVent Electric PLC	109,802	$5,673,469
Plug Power, Inc.(a)(b)	335,826	3,489,232
Regal Rexnord Corp.(b)	43,121	6,636,322
Rockwell Automation, Inc.(b)	74,075	24,404,009
Sensata Technologies Holding PLC	101,593	4,570,669
Sunrun, Inc.(a)(b)	136,992	2,446,677
Vertiv Holdings Co.	193,729	4,798,667

		183,294,133

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	375,926	31,934,914
Arrow Electronics, Inc.(a)	37,946	5,435,006
Avnet, Inc.(b)	57,783	2,915,152
CDW Corp.(b)	86,955	15,956,242
Cognex Corp.(b)	111,021	6,219,396
Coherent Corp.(a)(b)	76,051	3,877,080
Corning, Inc.(b)	479,286	16,794,181
IPG Photonics Corp.(a)	19,319	2,623,907
Jabil, Inc.	84,092	9,076,050
Keysight Technologies, Inc.(a)	114,383	19,153,433
Littelfuse, Inc.(b)	15,553	4,530,744
National Instruments Corp.	84,959	4,876,647
TD SYNNEX Corp.(b)	26,777	2,517,038
Teledyne Technologies, Inc.(a)	30,178	12,406,478
Trimble, Inc.(a)	159,842	8,462,035
Vontier Corp.	100,593	3,240,101
Zebra Technologies Corp., Class A(a)	33,640	9,951,721

		159,970,125

Energy Equipment & Services(b) — 0.4%
Baker Hughes Co.	652,214	20,616,485
Halliburton Co.	579,169	19,106,785
NOV, Inc.	260,948	4,185,606
Schlumberger NV	918,871	45,134,944
TechnipFMC PLC(a)	286,078	4,754,616

		93,798,436

Entertainment — 1.4%
Activision Blizzard, Inc.(a)	502,561	42,365,892
AMC Entertainment Holdings, Inc., Class A(a)(b)	313,658	1,380,095
Electronic Arts, Inc.	176,611	22,906,447
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	14,208	960,745
Liberty Media Corp.-Liberty Formula One, Class C(a)	126,411	9,516,220
Live Nation Entertainment, Inc.(a)	102,695	9,356,541
Madison Square Garden Sports Corp.	12,427	2,336,897
Netflix, Inc.(a)	282,843	124,589,513
Playtika Holding Corp.(a)	15,183	176,123
ROBLOX Corp., Class A(a)	295,235	11,897,971
Roku, Inc.(a)	79,615	5,092,175
Spotify Technology SA(a)	90,367	14,508,422
Take-Two Interactive Software, Inc.(a)	106,297	15,642,667
Walt Disney Co.(a)	1,179,529	105,308,349
Warner Bros Discovery, Inc., Class A(a)	1,415,539	17,750,859
World Wrestling Entertainment, Inc., Class A(b)	27,763	3,011,453

		386,800,369

Financial Services — 4.1%
Affirm Holdings, Inc.(a)	136,649	2,094,829
Apollo Global Management, Inc.(b)	336,338	25,834,122
Berkshire Hathaway, Inc., Class B(a)	1,181,149	402,771,809
Block, Inc.(a)	350,621	23,340,840
Equitable Holdings, Inc.	236,735	6,429,723

Security	Shares	Value

Financial Services (continued)
Euronet Worldwide, Inc.(a)(b)	31,047	$3,643,986
Fidelity National Information Services, Inc.	381,656	20,876,583
Fiserv, Inc.(a)	396,590	50,029,828
FleetCor Technologies, Inc.(a)	46,628	11,707,358
Global Payments, Inc.	168,029	16,554,217
Jack Henry & Associates, Inc.(b)	47,844	8,005,737
Mastercard, Inc., Class A	541,157	212,837,048
MGIC Investment Corp.	181,135	2,860,122
PayPal Holdings, Inc.(a)	724,148	48,322,396
Rocket Cos., Inc., Class A(a)(b)	81,478	730,043
Shift4 Payments, Inc., Class A(a)(b)	33,459	2,272,201
TFS Financial Corp.(b)	35,153	441,873
Toast, Inc., Class A(a)(b)	230,881	5,210,984
UWM Holdings Corp.(b)	64,344	360,326
Visa, Inc., Class A(b)	1,044,535	248,056,172
Voya Financial, Inc.	62,689	4,495,428
Western Union Co.	195,497	2,293,180
WEX, Inc.(a)	28,114	5,118,716

		1,104,287,521

Food Products — 1.0%
Archer-Daniels-Midland Co.(b)	349,717	26,424,616
Bunge Ltd.(b)	91,421	8,625,571
Campbell Soup Co.(b)	122,111	5,581,694
Conagra Brands, Inc.(b)	306,855	10,347,151
Darling Ingredients, Inc.(a)	103,764	6,619,105
Flowers Foods, Inc.	118,950	2,959,476
Freshpet, Inc.(a)(b)	31,354	2,063,407
General Mills, Inc.	378,778	29,052,273
Hershey Co.	95,446	23,832,866
Hormel Foods Corp.(b)	189,001	7,601,620
Ingredion, Inc.(b)	42,761	4,530,528
J M Smucker Co.(b)	67,180	9,920,471
Kellogg Co.(b)	165,864	11,179,234
Kraft Heinz Co.(b)	516,360	18,330,780
Lamb Weston Holdings, Inc.(b)	94,038	10,809,668
McCormick & Co., Inc.	163,453	14,258,005
Mondelez International, Inc., Class A	877,112	63,976,549
Pilgrim’s Pride Corp.(a)	28,135	604,621
Post Holdings, Inc.(a)	34,781	3,013,774
Seaboard Corp.	198	705,023
Tyson Foods, Inc., Class A(b)	181,659	9,271,875

		269,708,307

Gas Utilities(b) — 0.1%
Atmos Energy Corp.	94,034	10,939,916
National Fuel Gas Co.	56,815	2,918,018
UGI Corp.	135,489	3,654,138

		17,512,072

Ground Transportation — 1.0%
Avis Budget Group, Inc.(a)	13,166	3,010,669
CSX Corp.	1,309,252	44,645,493
Hertz Global Holdings, Inc.(a)(b)	86,630	1,593,126
JB Hunt Transport Services, Inc.	54,036	9,782,137
Knight-Swift Transportation Holdings, Inc.(b)	103,727	5,763,072
Landstar System, Inc.(b)	23,133	4,454,028
Lyft, Inc., Class A(a)(b)	208,860	2,002,967
Norfolk Southern Corp.	146,520	33,224,875
Old Dominion Freight Line, Inc.(b)	63,590	23,512,403
Ryder System, Inc.	31,534	2,673,768
Saia, Inc.(a)(b)	17,306	5,925,747
Schneider National, Inc., Class B(b)	38,489	1,105,404
Uber Technologies, Inc.(a)	1,249,681	53,948,729

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
U-Haul Holding Co.(b)	58,135	$2,970,838
Union Pacific Corp	393,164	80,449,218
XPO, Inc.(a)	68,185	4,022,915

		279,085,389

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories(b)	1,116,564	121,727,807
Align Technology, Inc.(a)	49,211	17,402,978
Baxter International, Inc	327,984	14,942,951
Becton Dickinson & Co	182,783	48,256,540
Boston Scientific Corp.(a)	926,039	50,089,450
Cooper Cos., Inc	31,660	12,139,394
DENTSPLY SIRONA, Inc.(b)	135,904	5,438,878
Dexcom, Inc.(a)	249,345	32,043,326
Edwards Lifesciences Corp.(a)	388,261	36,624,660
Enovis Corp.(a)	34,315	2,200,278
Envista Holdings Corp.(a)	105,055	3,555,061
GE HealthCare, Inc.(a)	238,900	19,408,236
Globus Medical, Inc., Class A(a)	50,369	2,998,970
Hologic, Inc.(a)	156,360	12,660,469
ICU Medical, Inc.(a)	12,997	2,315,935
IDEXX Laboratories, Inc.(a)	53,088	26,662,386
Inspire Medical Systems, Inc.(a)	18,737	6,082,780
Insulet Corp.(a)(b)	44,446	12,815,560
Integra LifeSciences Holdings Corp.(a)	47,284	1,944,791
Intuitive Surgical, Inc.(a)	225,266	77,027,456
Masimo Corp.(a)(b)	31,624	5,203,729
Medtronic PLC	856,722	75,477,208
Novocure Ltd.(a)(b)	67,214	2,789,381
Penumbra, Inc.(a)(b)	23,236	7,994,578
QuidelOrtho Corp.(a)	32,212	2,669,086
ResMed, Inc	93,264	20,378,184
Shockwave Medical, Inc.(a)	23,631	6,744,524
STERIS PLC	63,774	14,347,875
Stryker Corp.(b)	229,064	69,885,136
Tandem Diabetes Care, Inc.(a)	40,218	986,950
Teleflex, Inc.(b)	30,845	7,465,415
Zimmer Biomet Holdings, Inc	135,369	19,709,726

		739,989,698

Health Care Providers & Services — 2.7%
Acadia Healthcare Co., Inc.(a)	59,878	4,768,684
Agilon Health, Inc.(a)(b)	172,673	2,994,150
Amedisys, Inc.(a)	22,448	2,052,645
AmerisourceBergen Corp	104,199	20,051,013
Cardinal Health, Inc	165,666	15,667,034
Centene Corp.(a)(b)	353,486	23,842,631
Chemed Corp	9,419	5,101,990
Cigna Group	188,308	52,839,225
CVS Health Corp	825,908	57,095,020
DaVita, Inc.(a)	34,794	3,495,753
Elevance Health, Inc	152,903	67,933,274
Encompass Health Corp	62,179	4,210,140
HCA Healthcare, Inc	131,865	40,018,390
Henry Schein, Inc.(a)	83,876	6,802,343
Humana, Inc	80,564	36,022,581
Laboratory Corp. of America Holdings(b)	57,757	13,938,497
McKesson Corp	88,354	37,754,548
Molina Healthcare, Inc.(a)	37,349	11,251,013
Premier, Inc., Class A	73,783	2,040,838
Quest Diagnostics, Inc.(b)	72,850	10,239,796
R1 RCM, Inc.(a)	99,623	1,838,044
Tenet Healthcare Corp.(a)	65,034	5,292,467
UnitedHealth Group, Inc	599,572	288,178,286
Universal Health Services, Inc., Class B	40,255	6,351,031

		719,779,393

Security	Shares	Value

Health Care REITs — 0.2%
Healthcare Realty Trust, Inc.(b)	241,974	$4,563,630
Healthpeak Properties, Inc	357,375	7,183,238
Medical Properties Trust, Inc.(b)	386,511	3,579,092
Omega Healthcare Investors, Inc.(b)	157,038	4,819,496
Ventas, Inc.(b)	260,183	12,298,850
Welltower, Inc	309,345	25,022,917

		57,467,223

Health Care Technology(a) — 0.1%
Certara, Inc.(b)	72,883	1,327,200
Doximity, Inc., Class A(b)	72,647	2,471,451
Teladoc Health, Inc	100,544	2,545,774
Veeva Systems, Inc., Class A	91,114	18,015,971

		24,360,396

Hotel & Resort REITs(b) — 0.0%
Host Hotels & Resorts, Inc	466,331	7,848,351
Park Hotels & Resorts, Inc	137,179	1,758,635

		9,606,986

Hotels, Restaurants & Leisure — 2.2%
Airbnb, Inc., Class A(a)(b)	261,399	33,500,896
Aramark	151,401	6,517,813
Booking Holdings, Inc.(a)	23,931	64,621,597
Boyd Gaming Corp	47,336	3,283,698
Caesars Entertainment, Inc.(a)	131,558	6,705,511
Carnival Corp.(a)(b)	644,950	12,144,409
Chipotle Mexican Grill, Inc.(a)	17,714	37,890,246
Choice Hotels International, Inc.(b)	20,148	2,367,793
Churchill Downs, Inc	45,620	6,348,935
Darden Restaurants, Inc.(b)	77,804	12,999,492
Domino’s Pizza, Inc	23,313	7,856,248
DoorDash, Inc., Class A(a)	193,228	14,766,484
DraftKings, Inc., Class A(a)	233,193	6,195,938
Expedia Group, Inc.(a)	92,561	10,125,248
Hilton Worldwide Holdings, Inc	165,742	24,123,748
Hyatt Hotels Corp., Class A(b)	30,663	3,513,367
Las Vegas Sands Corp.(a)(b)	215,591	12,504,278
Marriott International, Inc., Class A(b)	162,715	29,889,118
Marriott Vacations Worldwide Corp.(b)	24,763	3,038,915
McDonald’s Corp	470,410	140,375,048
MGM Resorts International(b)	193,282	8,488,945
Norwegian Cruise Line Holdings Ltd.(a)(b)	272,185	5,925,467
Penn Entertainment, Inc.(a)(b)	102,537	2,463,964
Planet Fitness, Inc., Class A(a)	54,225	3,656,934
Royal Caribbean Cruises Ltd.(a)(b)	144,328	14,972,587
Starbucks Corp	727,699	72,085,863
Texas Roadhouse, Inc	43,567	4,891,703
Travel & Leisure Co	50,043	2,018,735
Vail Resorts, Inc.(b)	26,148	6,583,021
Wendy’s Co.(b)	117,565	2,557,039
Wingstop, Inc.(b)	19,517	3,906,523
Wyndham Hotels & Resorts, Inc	55,651	3,815,989
Wynn Resorts Ltd	68,574	7,242,100
Yum! Brands, Inc.(b)	180,757	25,043,882

		602,421,534

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables — 0.4%
D.R. Horton, Inc.	200,606	$24,411,744
Garmin Ltd.	98,665	10,289,773
Leggett & Platt, Inc.(b)	87,296	2,585,708
Lennar Corp., B Shares(b)	8,229	929,713
Lennar Corp., Class A	160,336	20,091,704
Mohawk Industries, Inc.(a)	33,663	3,472,675
Newell Brands, Inc.(b)	247,682	2,154,833
NVR, Inc.(a)	1,894	12,028,074
PulteGroup, Inc.	144,600	11,232,528
Tempur Sealy International, Inc.(b)	109,975	4,406,698
Toll Brothers, Inc.	73,857	5,839,873
TopBuild Corp.(a)	20,209	5,375,998
Whirlpool Corp.(b)	34,431	5,122,989

		107,942,310

Household Products — 1.2%
Church & Dwight Co., Inc.(b)	157,504	15,786,626
Clorox Co.(b)	80,313	12,772,980
Colgate-Palmolive Co.	529,285	40,776,116
Kimberly-Clark Corp.	217,231	29,990,912
Procter & Gamble Co.	1,518,537	230,422,804
Reynolds Consumer Products, Inc.(b)	33,158	936,713
Spectrum Brands Holdings, Inc.(b)	24,898	1,943,289

		332,629,440

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.(b)	434,646	9,010,212
Brookfield Renewable Corp., Class A(b)	81,252	2,561,063
Clearway Energy, Inc., Class C	53,375	1,524,390
Vistra Corp.(b)	241,897	6,349,796

		19,445,461

Industrial Conglomerates — 0.8%
3M Co.	354,605	35,492,414
General Electric Co.(b)	699,275	76,815,359
Honeywell International, Inc.	429,439	89,108,593

		201,416,366

Industrial REITs — 0.4%
Americold Realty Trust, Inc.	173,235	5,595,490
EastGroup Properties, Inc.(b)	27,506	4,775,042
First Industrial Realty Trust, Inc.	87,217	4,591,103
Prologis, Inc.	595,046	72,970,491
Rexford Industrial Realty, Inc.	126,397	6,600,451
STAG Industrial, Inc.(b)	117,012	4,198,391

		98,730,968

Insurance — 2.1%
Aflac, Inc.(b)	388,040	27,085,192
Allstate Corp.	169,091	18,437,683
American Financial Group, Inc.	45,010	5,344,938
American International Group, Inc.(b)	473,026	27,217,916
Aon PLC, Class A	130,388	45,009,938
Arch Capital Group Ltd.(a)	231,576	17,333,464
Arthur J Gallagher & Co.	136,052	29,872,938
Assurant, Inc.(b)	32,851	4,130,028
Assured Guaranty Ltd.	35,383	1,974,371
Axis Capital Holdings Ltd.(b)	53,100	2,858,373
Brighthouse Financial, Inc.(a)	43,389	2,054,469
Brown & Brown, Inc.	151,535	10,431,669
Chubb Ltd.	265,849	51,191,883
Cincinnati Financial Corp.	99,838	9,716,234
CNA Financial Corp.(b)	18,457	712,809
Everest Re Group Ltd.	27,276	9,324,573
Fidelity National Financial, Inc.	166,043	5,977,548
First American Financial Corp.(b)	66,930	3,816,349

Security	Shares	Value

Insurance (continued)
Globe Life, Inc.	57,787	$6,334,611
Hanover Insurance Group, Inc.	22,545	2,548,261
Hartford Financial Services Group, Inc.(b)	198,550	14,299,571
Kemper Corp.(b)	42,302	2,041,495
Kinsale Capital Group, Inc.	14,224	5,322,621
Lincoln National Corp.(b)	108,623	2,798,128
Loews Corp.	121,988	7,243,647
Markel Group, Inc.(a)(b)	8,468	11,712,768
Marsh & McLennan Cos., Inc.	319,241	60,042,847
MetLife, Inc.(b)	417,035	23,574,989
Old Republic International Corp.	175,157	4,408,702
Primerica, Inc.(b)	23,256	4,599,107
Principal Financial Group, Inc.(b)	155,823	11,817,616
Progressive Corp.(b)	376,943	49,895,945
Prudential Financial, Inc.(b)	236,636	20,876,028
Reinsurance Group of America, Inc.	44,369	6,153,537
RenaissanceRe Holdings Ltd.	28,673	5,348,088
RLI Corp.(b)	26,206	3,576,333
Ryan Specialty Holdings, Inc.(a)(b)	54,410	2,442,465
Travelers Cos., Inc.	148,640	25,812,822
Unum Group.	128,283	6,119,099
W.R. Berkley Corp.	134,971	8,038,873
White Mountains Insurance Group Ltd.(b)	1,740	2,416,703
Willis Towers Watson PLC.	68,697	16,178,143

		576,092,774

Interactive Media & Services(a) — 4.8%
Alphabet, Inc., Class A	3,833,069	458,818,359
Alphabet, Inc., Class C	3,321,833	401,842,138
IAC, Inc.	52,124	3,273,387
Match Group, Inc.	182,874	7,653,277
Meta Platforms, Inc., Class A	1,426,717	409,439,245
Pinterest, Inc., Class A	382,369	10,453,969
TripAdvisor, Inc.	69,707	1,149,468
ZoomInfo Technologies, Inc., CLass A	176,564	4,482,960

		1,297,112,803

IT Services — 1.4%
Accenture PLC, Class A	407,558	125,764,248
Akamai Technologies, Inc.(a)	101,718	9,141,397
Amdocs Ltd.(b)	78,257	7,735,704
Cloudflare, Inc., Class A(a)(b)	185,978	12,157,382
Cognizant Technology Solutions Corp., Class A	327,500	21,379,200
DXC Technology Co.(a)	145,187	3,879,397
EPAM Systems, Inc.(a)	36,008	8,092,798
Gartner, Inc.(a)	49,419	17,311,970
Globant SA(a)	26,741	4,805,892
GoDaddy, Inc., Class A(a)	101,093	7,595,117
International Business Machines Corp.(b)	586,075	78,422,696
Kyndryl Holdings, Inc.(a)	128,713	1,709,309
MongoDB, Inc.(a)	42,338	17,400,495
Okta, Inc.(a)	97,930	6,791,445
Snowflake, Inc., Class A(a)	199,823	35,164,851
Twilio, Inc., Class A(a)	109,088	6,940,178
VeriSign, Inc.(a)	58,339	13,182,864

		377,474,943

Leisure Products — 0.1%
Brunswick Corp.(b)	46,500	4,028,760
Hasbro, Inc.(b)	86,407	5,596,582
Mattel, Inc.(a)	236,606	4,623,281

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
Peloton Interactive, Inc., Class A(a)(b)	211,296	$1,624,866
Polaris, Inc.(b)	36,049	4,359,406
YETI Holdings, Inc.(a)	55,061	2,138,569

		22,371,464

Life Sciences Tools & Services — 1.6%
10X Genomics, Inc., Class A(a)	61,186	3,416,626
Agilent Technologies, Inc.(b)	190,386	22,893,916
Avantor, Inc.(a)	399,661	8,209,037
Azenta, Inc.(a)(b)	43,636	2,036,928
Bio-Rad Laboratories, Inc., Class A(a)	14,036	5,321,328
Bio-Techne Corp.	102,397	8,358,667
Bruker Corp.	68,104	5,034,248
Charles River Laboratories International, Inc.(a)(b)	32,816	6,899,564
Danaher Corp.	424,523	101,885,520
Icon PLC(a)	53,128	13,292,626
Illumina, Inc.(a)(b)	101,382	19,008,111
IQVIA Holdings, Inc.(a)	118,854	26,714,814
Maravai LifeSciences Holdings, Inc., Class A(a)	64,873	806,371
Medpace Holdings, Inc.(a)	15,182	3,646,261
Mettler-Toledo International, Inc.(a)	14,040	18,415,426
QIAGEN NV(a)	148,127	6,670,159
Repligen Corp.(a)	35,434	5,012,494
Revvity, Inc.	82,235	9,768,696
Sotera Health Co.(a)(b)	62,387	1,175,371
Syneos Health, Inc.(a)	68,168	2,872,600
Thermo Fisher Scientific, Inc.	248,838	129,831,226
Waters Corp.(a)	38,509	10,264,189
West Pharmaceutical Services, Inc.	47,703	18,244,966

		429,779,144

Machinery — 1.9%
AGCO Corp.	40,079	5,267,182
Allison Transmission Holdings, Inc.(b)	60,337	3,406,627
Caterpillar, Inc.(b)	333,102	81,959,747
CNH Industrial NV	637,087	9,174,053
Crane Co.	29,782	2,654,172
Crane NXT Co.(b)	29,782	1,680,896
Cummins, Inc.	92,163	22,594,681
Deere & Co.	175,895	71,270,895
Donaldson Co., Inc.(b)	77,057	4,816,833
Dover Corp.(b)	89,583	13,226,930
Esab Corp.(b)	36,615	2,436,362
Flowserve Corp.	83,545	3,103,697
Fortive Corp.	227,962	17,044,719
Gates Industrial Corp. PLC(a)	77,258	1,041,438
Graco, Inc.(b)	109,143	9,424,498
IDEX Corp.	48,317	10,400,717
Illinois Tool Works, Inc.	195,591	48,929,045
Ingersoll Rand, Inc.	263,379	17,214,451
ITT, Inc.(b)	52,817	4,923,073
Lincoln Electric Holdings, Inc.(b)	36,713	7,292,303
Middleby Corp.(a)	35,472	5,243,826
Nordson Corp.(b)	36,672	9,101,257
Oshkosh Corp.	41,901	3,628,208
Otis Worldwide Corp.(b)	266,510	23,722,055
PACCAR, Inc.	330,550	27,650,507
Parker-Hannifin Corp.(b)	82,390	32,135,396
Pentair PLC.	104,962	6,780,545
RBC Bearings, Inc.(a)	18,422	4,006,232
Snap-on, Inc.(b)	34,054	9,814,022
Stanley Black & Decker, Inc.(b)	98,063	9,189,484
Timken Co.(b)	39,631	3,627,425

Security	Shares	Value

Machinery (continued)
Toro Co.	68,655	$6,978,781
Westinghouse Air Brake Technologies Corp.	114,926	12,603,934
Xylem, Inc.	153,809	17,321,970

		509,665,961

Marine Transportation — 0.0%
Kirby Corp.(a)	40,402	3,108,934

Media — 0.8%
Cable One, Inc.(b)	3,861	2,536,986
Charter Communications, Inc., Class A(a)	66,104	24,284,626
Comcast Corp., Class A	2,667,224	110,823,157
DISH Network Corp., Class A(a)(b)	158,444	1,044,146
Fox Corp., Class A(b)	189,637	6,447,658
Fox Corp., Class B	91,794	2,927,311
Interpublic Group of Cos., Inc.(b)	251,358	9,697,392
Liberty Broadband Corp., Class A(a)	10,629	847,450
Liberty Broadband Corp., Class C(a)	77,230	6,186,895
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	50,444	1,655,068
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	97,641	3,195,790
New York Times Co., Class A(b)	107,071	4,216,456
News Corp., Class A(b)	255,958	4,991,181
News Corp., Class B(b)	72,039	1,420,609
Nexstar Media Group, Inc., Class A(b)	22,046	3,671,761
Omnicom Group, Inc.(b)	127,169	12,100,130
Paramount Global, Class A(b)	7,797	144,712
Paramount Global, Class B(b)	371,970	5,918,043
Sirius XM Holdings, Inc.(b)	461,307	2,089,721
Trade Desk, Inc., Class A(a)	286,939	22,157,430

		226,356,522

Metals & Mining — 0.5%
Alcoa Corp.(b)	114,871	3,897,573
Cleveland-Cliffs, Inc.(a)(b)	338,246	5,669,003
Freeport-McMoRan, Inc.	921,215	36,848,600
MP Materials Corp.(a)(b)	61,608	1,409,591
Newmont Corp.(b)	513,042	21,886,372
Nucor Corp.(b)	162,299	26,613,790
Reliance Steel & Aluminum Co.	37,901	10,293,533
Royal Gold, Inc.(b)	43,044	4,940,590
Southern Copper Corp.(b)	57,210	4,104,245
SSR Mining, Inc.(b)	142,062	2,014,439
Steel Dynamics, Inc.(b)	104,721	11,407,258
U.S. Steel Corp.(b)	151,259	3,782,988

		132,867,982

Mortgage Real Estate Investment Trusts (REITs)(b) — 0.1%
AGNC Investment Corp.	381,020	3,859,733
Annaly Capital Management, Inc.	302,161	6,046,242
Rithm Capital Corp.	288,433	2,696,848
Starwood Property Trust, Inc.	182,748	3,545,311

		16,148,134

Multi-Utilities — 0.6%
Ameren Corp.	169,361	13,831,713
CenterPoint Energy, Inc.	409,228	11,928,996
CMS Energy Corp.	188,755	11,089,356
Consolidated Edison, Inc.	223,701	20,222,571
Dominion Energy, Inc.	539,010	27,915,328
DTE Energy Co.	127,314	14,007,086
NiSource, Inc.	267,224	7,308,576
Public Service Enterprise Group, Inc.(b)	320,604	20,073,017

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
Sempra Energy	203,136	$29,574,570
WEC Energy Group, Inc.	203,367	17,945,104

		173,896,317

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.(b)	110,554	12,546,774
Boston Properties, Inc.(b)	104,329	6,008,307
Cousins Properties, Inc.(b)	97,224	2,216,707
Highwoods Properties, Inc.	69,806	1,669,062
Kilroy Realty Corp.(b)	79,511	2,392,486
Vornado Realty Trust(b)	108,810	1,973,813

		26,807,149

Oil, Gas & Consumable Fuels — 3.6%
Antero Midstream Corp.(b)	216,141	2,507,236
Antero Resources Corp.(a)	184,466	4,248,252
APA Corp.	199,852	6,828,943
Cheniere Energy, Inc.	156,328	23,818,134
Chesapeake Energy Corp.(b)	77,812	6,511,308
Chevron Corp.	1,115,368	175,503,155
ConocoPhillips	782,078	81,031,102
Coterra Energy, Inc.	493,616	12,488,485
Devon Energy Corp.(b)	413,198	19,973,991
Diamondback Energy, Inc.(b)	117,066	15,377,790
DT Midstream, Inc.(a)(b)	66,007	3,271,967
EOG Resources, Inc.(b)	379,030	43,376,193
EQT Corp.(b)	232,329	9,555,692
Exxon Mobil Corp.	2,620,111	281,006,905
Hess Corp.	179,167	24,357,754
HF Sinclair Corp.(b)	89,726	4,002,677
Kinder Morgan, Inc.(b)	1,264,498	21,774,655
Marathon Oil Corp.	400,576	9,221,259
Marathon Petroleum Corp.(b)	284,631	33,187,975
New Fortress Energy, Inc.(b)	35,069	939,148
Occidental Petroleum Corp.(b)	449,802	26,448,358
ONEOK, Inc.(b)	290,671	17,940,214
Ovintiv, Inc.(b)	159,373	6,067,330
PDC Energy, Inc.	56,554	4,023,252
Phillips 66(b)	297,117	28,339,019
Pioneer Natural Resources Co.(b)	150,086	31,094,817
Range Resources Corp.(b)	157,080	4,618,152
Southwestern Energy Co.(a)	697,740	4,193,417
Targa Resources Corp.	143,904	10,951,094
Texas Pacific Land Corp.(b)	3,707	4,880,265
Valero Energy Corp.(b)	232,424	27,263,335
Williams Cos., Inc.(b)	785,192	25,620,815

		970,422,689

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.(b)	40,981	3,072,755

Passenger Airlines — 0.2%
Alaska Air Group, Inc.(a)(b)	79,170	4,210,260
American Airlines Group, Inc.(a)(b)	417,180	7,484,209
Delta Air Lines, Inc.(a)	413,668	19,665,777
Southwest Airlines Co.(b)	386,370	13,990,458
United Airlines Holdings, Inc.(a)	210,003	11,522,865

		56,873,569

Personal Care Products — 0.1%
Coty, Inc., Class A(a)(b)	235,728	2,897,097

Security	Shares	Value

Personal Care Products (continued)
Estee Lauder Cos., Inc., Class A	148,245	$29,112,353
Olaplex Holdings, Inc.(a)(b)	74,023	275,366

		32,284,816

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	1,355,922	86,711,212
Catalent, Inc.(a)	116,437	5,048,708
Elanco Animal Health, Inc.(a)	284,720	2,864,283
Eli Lilly & Co.	545,864	255,999,299
Jazz Pharmaceuticals PLC(a)	41,109	5,096,283
Johnson & Johnson	1,677,793	277,708,297
Merck & Co., Inc.	1,638,384	189,053,130
Organon & Co.(b)	161,553	3,361,918
Perrigo Co. PLC.	90,368	3,067,994
Pfizer, Inc.	3,644,561	133,682,497
Royalty Pharma PLC, Class A	243,399	7,482,085
Viatris, Inc.	770,975	7,694,330
Zoetis, Inc.(b)	298,531	51,410,024

		1,029,180,060

Professional Services — 1.0%
Automatic Data Processing, Inc.	266,754	58,629,862
Booz Allen Hamilton Holding Corp., Class A	83,808	9,352,973
Broadridge Financial Solutions, Inc.(b)	76,070	12,599,474
CACI International, Inc., Class A(a)	14,538	4,955,132
Ceridian HCM Holding, Inc.(a)	91,483	6,126,617
Clarivate PLC(a)	308,961	2,944,398
Concentrix Corp.	27,018	2,181,703
CoStar Group, Inc.(a)	260,605	23,193,845
Dun & Bradstreet Holdings, Inc.(b)	166,519	1,926,625
Equifax, Inc.(b)	78,356	18,437,167
FTI Consulting, Inc.(a)(b)	21,712	4,129,622
Genpact Ltd.	115,892	4,354,062
Jacobs Solutions, Inc.	81,666	9,709,271
KBR, Inc.(b)	87,338	5,682,210
Leidos Holdings, Inc.	87,626	7,753,148
ManpowerGroup, Inc.	31,642	2,512,375
Paychex, Inc.	207,741	23,239,986
Paycom Software, Inc.	33,469	10,751,582
Paycor HCM, Inc.(a)(b)	42,568	1,007,585
Paylocity Holding Corp.(a)	26,927	4,968,839
Robert Half International, Inc.(b)	67,453	5,073,815
Science Applications International Corp.(b)	35,280	3,968,294
SS&C Technologies Holdings, Inc.(b)	143,749	8,711,189
TransUnion(b)	124,333	9,739,004
Verisk Analytics, Inc.	91,865	20,764,246

		262,713,024

Real Estate Management & Development(a) — 0.1%
CBRE Group, Inc., Class A	199,697	16,117,545
Howard Hughes Corp.(b)	21,687	1,711,538
Jones Lang LaSalle, Inc.	31,071	4,840,862
Zillow Group, Inc., Class A	39,481	1,942,465
Zillow Group, Inc., Class C	98,704	4,960,863

		29,573,273

Residential REITs — 0.4%
American Homes 4 Rent, Class A(b)	204,307	7,242,683
Apartment Income REIT Corp.	97,015	3,501,271
AvalonBay Communities, Inc.	89,937	17,022,376
Camden Property Trust	68,324	7,438,434
Equity LifeStyle Properties, Inc.(b)	117,467	7,857,368

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Residential REITs (continued)
Equity Residential	239,665	$15,810,700
Essex Property Trust, Inc.(b)	41,145	9,640,274
Invitation Homes, Inc.(b)	397,391	13,670,250
Mid-America Apartment Communities, Inc.	75,064	11,399,219
Sun Communities, Inc.	79,344	10,351,218
UDR, Inc.(b)	212,456	9,127,110

		113,060,903

Retail REITs — 0.3%
Agree Realty Corp.	57,992	3,792,097
Brixmor Property Group, Inc.	200,839	4,418,458
Federal Realty Investment Trust(b)	52,212	5,052,555
Kimco Realty Corp.	397,513	7,838,957
NNN REIT, Inc.	118,800	5,083,452
Realty Income Corp.(b)	410,404	24,538,055
Regency Centers Corp.	110,852	6,847,328
Simon Property Group, Inc.(b)	209,192	24,157,492
Spirit Realty Capital, Inc.(b)	88,585	3,488,477

		85,216,871

Semiconductors & Semiconductor Equipment — 6.6%
Advanced Micro Devices, Inc.(a)	1,033,891	117,770,524
Allegro MicroSystems, Inc.(a)(b)	41,568	1,876,379
Analog Devices, Inc.(b)	326,063	63,520,333
Applied Materials, Inc.(b)	544,470	78,697,694
Broadcom, Inc.(b)	263,282	228,378,705
Cirrus Logic, Inc.(a)	36,491	2,956,136
Enphase Energy, Inc.(a)	85,581	14,333,106
Entegris, Inc.	96,803	10,727,708
First Solar, Inc.(a)	68,591	13,038,463
Globalfoundries, Inc.(a)(b)	40,822	2,636,285
Intel Corp.	2,692,757	90,045,794
KLA Corp.	88,476	42,912,629
Lam Research Corp.	86,524	55,622,819
Lattice Semiconductor Corp.(a)	88,431	8,495,566
Marvell Technology, Inc.	554,982	33,176,824
Microchip Technology, Inc.(b)	348,080	31,184,487
Micron Technology, Inc.	704,897	44,486,050
MKS Instruments, Inc.(b)	36,836	3,981,972
Monolithic Power Systems, Inc.(b)	29,246	15,799,567
NVIDIA Corp.	1,532,662	648,346,679
ON Semiconductor Corp.(a)	277,970	26,290,403
Qorvo, Inc.(a)	64,853	6,616,952
QUALCOMM, Inc.	719,589	85,659,875
Skyworks Solutions, Inc.(b)	103,192	11,422,322
Teradyne, Inc.(b)	99,928	11,124,984
Texas Instruments, Inc.(b)	585,509	105,403,330
Universal Display Corp.(b)	28,756	4,144,602
Wolfspeed, Inc.(a)(b)	80,018	4,448,201

		1,763,098,389

Software — 10.2%
Adobe, Inc.(a)	295,545	144,518,550
Alteryx, Inc., Class A(a)(b)	39,880	1,810,552
ANSYS, Inc.(a)	55,944	18,476,625
AppLovin Corp., Class A(a)(b)	139,620	3,592,423
Aspen Technology, Inc.(a)	17,433	2,921,945
Atlassian Corp., Class A(a)(b)	93,287	15,654,492
Autodesk, Inc.(a)	138,560	28,350,762
Bentley Systems, Inc., Class B(b)	112,449	6,098,109
Bill Holding, Inc.(a)(b)	63,678	7,440,774
Black Knight, Inc.(a)	99,981	5,971,865
Cadence Design Systems, Inc.(a)	174,331	40,884,106
CCC Intelligent Solutions Holdings, Inc.(a)(b)	100,713	1,128,993
Confluent, Inc., Class A(a)	84,354	2,978,540
Crowdstrike Holdings, Inc., Class A(a)	135,706	19,931,140

Security	Shares	Value

Software (continued)
Datadog, Inc., Class A(a)	173,472	$17,066,175
DocuSign, Inc.(a)	127,804	6,529,506
Dolby Laboratories, Inc., Class A	38,321	3,206,701
DoubleVerify Holdings, Inc.(a)(b)	56,718	2,207,465
Dropbox, Inc., Class A(a)	173,645	4,631,112
Dynatrace, Inc.(a)	139,135	7,161,278
Elastic NV(a)	51,528	3,303,975
Fair Isaac Corp.(a)	15,603	12,626,104
Five9, Inc.(a)	45,088	3,717,506
Fortinet, Inc.(a)	421,970	31,896,712
Gen Digital, Inc.(b)	363,013	6,733,891
Gitlab, Inc., Class A(a)	31,845	1,627,598
Guidewire Software, Inc.(a)	52,797	4,016,796
HashiCorp, Inc., Class A(a)	60,506	1,584,047
HubSpot, Inc.(a)	29,435	15,662,069
Informatica, Inc., Class A(a)(b)	18,554	343,249
Intuit, Inc.(b)	176,204	80,734,911
Manhattan Associates, Inc.(a)	40,829	8,160,901
Microsoft Corp.	4,800,465	1,634,750,351
nCino, Inc.(a)(b)	42,161	1,269,889
NCR Corp.(a)(b)	79,327	1,999,040
New Relic, Inc.(a)	34,542	2,260,429
Nutanix, Inc., Class A(a)	153,425	4,303,571
Oracle Corp.	980,747	116,797,160
Palantir Technologies, Inc., Class A(a)(b)	1,202,802	18,438,955
Palo Alto Networks, Inc.(a)(b)	192,324	49,140,705
Pegasystems, Inc.(b)	24,868	1,225,992
Procore Technologies, Inc.(a)(b)	46,447	3,022,306
PTC, Inc.(a)	69,000	9,818,700
RingCentral, Inc., Class A(a)	55,109	1,803,718
Roper Technologies, Inc.	68,157	32,769,886
Salesforce, Inc.(a)	610,521	128,978,667
SentinelOne, Inc., Class A(a)	128,760	1,944,276
ServiceNow, Inc.(a)	131,321	73,798,462
Smartsheet, Inc., Class A(a)	81,384	3,113,752
Splunk, Inc.(a)	103,736	11,005,352
Synopsys, Inc.(a)	97,967	42,655,812
Teradata Corp.(a)	69,364	3,704,731
Tyler Technologies, Inc.(a)	26,891	11,199,295
UiPath, Inc., Class A(a)(b)	241,123	3,995,408
Unity Software, Inc.(a)(b)	187,325	8,133,652
VMware, Inc., Class A(a)	139,699	20,073,349
Workday, Inc., Class A(a)	127,543	28,810,688
Zoom Video Communications, Inc., Class A(a)	160,647	10,904,718
Zscaler, Inc.(a)(b)	54,993	8,045,476

		2,744,933,212

Specialized REITs — 1.1%
American Tower Corp.	300,265	58,233,394
Crown Castle, Inc.	278,980	31,786,981
CubeSmart(b)	147,990	6,609,233
Digital Realty Trust, Inc.(b)	187,600	21,362,012
EPR Properties(b)	50,315	2,354,742
Equinix, Inc.	60,436	47,378,198
Extra Space Storage, Inc.(b)	86,201	12,831,019
Gaming and Leisure Properties, Inc.	161,681	7,835,061
Iron Mountain, Inc.(b)	189,385	10,760,856
Lamar Advertising Co., Class A(b)	57,162	5,673,328
Life Storage, Inc.	54,980	7,310,141

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialized REITs (continued)
National Storage Affiliates Trust(b)	56,789	$1,977,961
Public Storage(b)	101,023	29,486,593
Rayonier, Inc.(b)	92,634	2,908,708
SBA Communications Corp.	69,644	16,140,693
VICI Properties, Inc.(b)	647,144	20,339,736
Weyerhaeuser Co.(b)	472,105	15,820,239

		298,808,895

Specialty Retail — 2.1%
Advance Auto Parts, Inc.	38,621	2,715,056
AutoNation, Inc.(a)(b)	19,625	3,230,471
AutoZone, Inc.(a)	11,839	29,518,889
Bath & Body Works, Inc.(b)	148,477	5,567,888
Best Buy Co., Inc.	125,532	10,287,347
Burlington Stores, Inc.(a)	41,560	6,541,128
CarMax, Inc.(a)(b)	103,509	8,663,703
Dick’s Sporting Goods, Inc.(b)	34,760	4,594,924
Five Below, Inc.(a)(b)	35,413	6,960,071
Floor & Decor Holdings, Inc., Class A(a)(b)	67,684	7,036,429
GameStop Corp., Class A(a)(b)	176,004	4,268,097
Gap, Inc.(b)	121,344	1,083,602
Home Depot, Inc.	653,240	202,922,474
Lithia Motors, Inc.(b)	18,025	5,481,583
Lowe’s Cos., Inc.(b)	384,920	86,876,444
Murphy USA, Inc.	12,878	4,006,475
O’Reilly Automotive, Inc.(a)	39,362	37,602,519
Penske Automotive Group, Inc.(b)	12,936	2,155,526
Petco Health & Wellness Co., Inc.(a)(b)	47,926	426,541
RH(a)	10,479	3,453,774
Ross Stores, Inc.	216,509	24,277,154
TJX Cos., Inc.	742,858	62,986,930
Tractor Supply Co.(b)	70,594	15,608,333
Ulta Beauty, Inc.(a)	32,242	15,172,924
Valvoline, Inc.	111,697	4,189,755
Victoria’s Secret & Co.(a)(b)	56,422	983,435
Wayfair, Inc., Class A(a)(b)	53,014	3,446,440
Williams-Sonoma, Inc.(b)	43,713	5,470,245

		565,528,157

Technology Hardware, Storage & Peripherals — 7.2%
Apple, Inc.	9,626,101	1,867,174,811
Hewlett Packard Enterprise Co.	839,663	14,106,338
HP, Inc.	563,387	17,301,615
NetApp, Inc.(b)	137,164	10,479,330
Pure Storage, Inc., Class A(a)	185,988	6,848,078
Western Digital Corp.(a)	211,175	8,009,868

		1,923,920,040

Textiles, Apparel & Luxury Goods — 0.6%
Capri Holdings Ltd.(a)	79,938	2,868,975
Carter’s, Inc.(b)	23,015	1,670,889
Columbia Sportswear Co.(b)	23,947	1,849,666
Crocs, Inc.(a)	39,646	4,457,796
Deckers Outdoor Corp.(a)	17,102	9,024,041
Lululemon Athletica, Inc.(a)	71,738	27,152,833
NIKE, Inc., Class B(b)	767,001	84,653,900
PVH Corp.	42,093	3,576,642
Ralph Lauren Corp.(b)	27,377	3,375,584
Skechers USA, Inc., Class A(a)	86,077	4,532,815
Tapestry, Inc.	153,133	6,554,093
Under Armour, Inc., Class A(a)	126,836	915,756
Under Armour, Inc., Class C(a)	128,526	862,410
VF Corp.	219,987	4,199,552

		155,694,952

Tobacco — 0.6%
Altria Group, Inc.(b)	1,152,044	52,187,593
Philip Morris International, Inc.	1,000,985	97,716,156

		149,903,749

Security	Shares	Value

Trading Companies & Distributors — 0.4%
Air Lease Corp.(b)	68,474	$2,865,637
Core & Main, Inc., Class A(a)(b)	47,150	1,477,681
Fastenal Co.(b)	368,097	21,714,042
Ferguson PLC.	132,858	20,899,892
MSC Industrial Direct Co., Inc., Class A(b)	30,370	2,893,654
SiteOne Landscape Supply, Inc.(a)(b)	28,477	4,765,911
United Rentals, Inc.(b)	44,130	19,654,178
Univar Solutions, Inc.(a)	99,944	3,581,993
W.W.Grainger, Inc.	28,776	22,692,466
Watsco, Inc.(b)	21,550	8,220,678
WESCO International, Inc.(b)	28,726	5,143,677

		113,909,809

Water Utilities — 0.1%
American Water Works Co., Inc.(b)	126,172	18,011,053
Essential Utilities, Inc.	150,984	6,025,771

		24,036,824

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a)	350,311	48,658,198

Total Common Stocks — 98.7% (Cost: $15,861,288,261)		26,513,058,272

Investment Companies

Equity Funds — 0.7%
iShares Russell 1000 ETF(b)(c)	715,219	174,327,479

Total Investment Companies — 0.7% (Cost: $146,538,576)		174,327,479

Total Long-Term Investments — 99.4% (Cost: $16,007,826,837)		26,687,385,751

Short-Term Securities

Money Market Funds — 9.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(e)(f)	2,184,478,487	2,184,915,383
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)(e)	282,461,202	282,461,202

Total Short-Term Securities — 9.2% (Cost: $2,466,721,589)		2,467,376,585

Total Investments — 108.6% (Cost: $18,474,548,426)		29,154,762,336

Liabilities in Excess of Other Assets — (8.6)%		(2,302,796,089)

Net Assets — 100.0%		$26,851,966,247

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash
Funds: Institutional, SL Agency Shares	$1,931,142,333	$254,117,152	(a)	$—	$(184,646)	$(159,456)	$2,184,915,383	2,184,478,487	$4,475,684	(b)	$—
BlackRock Cash
Funds: Treasury, SL Agency Shares	174,719,313	107,741,889	(a)	—	—	—	282,461,202	282,461,202	4,120,767		—
BlackRock, Inc.	67,759,909	2,617,388		(2,380,596)	(211,840)	(1,521,122)	66,263,739	95,876	966,270		—
iShares Russell 1000 ETF	235,505,777	897,969,617		(987,911,260)	2,765,275	25,998,070	174,327,479	715,219	1,304,788		—

					$2,368,789	$24,317,492	$2,707,967,803		$10,867,509		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	828	09/15/23	$185,814	$4,303,256
S&P Mid 400 E-Mini Index	54	09/15/23	14,278	446,219

				$4,749,475

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,749,475	$—	$—	$—	$4,749,475

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$14,091,827	$—	$—	$—	$14,091,827

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$9,580,523	$—	$—	$—	$9,580,523

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$185,217,274

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$433,950,489	$—	$—	$433,950,489
Air Freight & Logistics	144,269,005	—	—	144,269,005
Automobile Components	36,438,568	—	—	36,438,568
Automobiles	553,453,126	—	—	553,453,126
Banks	796,231,938	—	—	796,231,938
Beverages	411,721,602	—	—	411,721,602
Biotechnology	572,541,618	—	—	572,541,618
Broadline Retail	800,517,918	—	—	800,517,918
Building Products	160,420,260	—	—	160,420,260
Capital Markets	776,339,264	—	—	776,339,264
Chemicals	448,315,217	—	—	448,315,217
Commercial Services & Supplies	151,616,250	—	—	151,616,250
Communications Equipment	215,388,120	—	—	215,388,120
Construction & Engineering	48,536,689	—	—	48,536,689
Construction Materials	41,893,546	—	—	41,893,546
Consumer Finance	138,471,633	—	—	138,471,633
Consumer Staples Distribution & Retail	468,923,458	—	—	468,923,458
Containers & Packaging	80,715,546	37,779	—	80,753,325
Distributors	34,442,826	—	—	34,442,826
Diversified Consumer Services	16,206,952	—	—	16,206,952
Diversified REITs	9,349,291	—	—	9,349,291
Diversified Telecommunication Services	182,744,316	—	1	182,744,317
Electric Utilities	419,714,421	—	—	419,714,421
Electrical Equipment	183,294,133	—	—	183,294,133
Electronic Equipment, Instruments & Components	159,970,125	—	—	159,970,125
Energy Equipment & Services	93,798,436	—	—	93,798,436
Entertainment	386,800,369	—	—	386,800,369
Financial Services	1,104,287,521	—	—	1,104,287,521
Food Products	269,708,307	—	—	269,708,307
Gas Utilities	17,512,072	—	—	17,512,072
Ground Transportation	279,085,389	—	—	279,085,389
Health Care Equipment & Supplies	739,989,698	—	—	739,989,698
Health Care Providers & Services	719,779,393	—	—	719,779,393
Health Care REITs	57,467,223	—	—	57,467,223

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2023	Large Cap Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Health Care Technology	$24,360,396	$—	$—	$24,360,396
Hotel & Resort REITs	9,606,986	—	—	9,606,986
Hotels, Restaurants & Leisure	602,421,534	—	—	602,421,534
Household Durables	107,942,310	—	—	107,942,310
Household Products	332,629,440	—	—	332,629,440
Independent Power and Renewable Electricity Producers	19,445,461	—	—	19,445,461
Industrial Conglomerates	201,416,366	—	—	201,416,366
Industrial REITs	98,730,968	—	—	98,730,968
Insurance	576,092,774	—	—	576,092,774
Interactive Media & Services	1,297,112,803	—	—	1,297,112,803
IT Services	377,474,943	—	—	377,474,943
Leisure Products	22,371,464	—	—	22,371,464
Life Sciences Tools & Services	429,779,144	—	—	429,779,144
Machinery	509,665,961	—	—	509,665,961
Marine Transportation	3,108,934	—	—	3,108,934
Media	226,356,522	—	—	226,356,522
Metals & Mining	132,867,982	—	—	132,867,982
Mortgage Real Estate Investment Trusts (REITs)	16,148,134	—	—	16,148,134
Multi-Utilities	173,896,317	—	—	173,896,317
Office REITs	26,807,149	—	—	26,807,149
Oil, Gas & Consumable Fuels	970,422,689	—	—	970,422,689
Paper & Forest Products	3,072,755	—	—	3,072,755
Passenger Airlines	56,873,569	—	—	56,873,569
Personal Care Products	32,284,816	—	—	32,284,816
Pharmaceuticals	1,029,180,060	—	—	1,029,180,060
Professional Services	262,713,024	—	—	262,713,024
Real Estate Management & Development	29,573,273	—	—	29,573,273
Residential REITs	113,060,903	—	—	113,060,903
Retail REITs	85,216,871	—	—	85,216,871
Semiconductors & Semiconductor Equipment	1,763,098,389	—	—	1,763,098,389
Software	2,744,933,212	—	—	2,744,933,212
Specialized REITs	298,808,895	—	—	298,808,895
Specialty Retail	565,528,157	—	—	565,528,157
Technology Hardware, Storage & Peripherals	1,923,920,040	—	—	1,923,920,040
Textiles, Apparel & Luxury Goods	155,694,952	—	—	155,694,952
Tobacco	149,903,749	—	—	149,903,749
Trading Companies & Distributors	113,909,809	—	—	113,909,809
Water Utilities	24,036,824	—	—	24,036,824
Wireless Telecommunication Services	48,658,198	—	—	48,658,198
Investment Companies	174,327,479	—	—	174,327,479
Short-Term Securities
Money Market Funds	2,467,376,585	—	—	2,467,376,585

	$29,154,724,556	$37,779	$1	$29,154,762,336

Derivative Financial Instruments(a)
Assets
Equity Contracts	$4,749,475	$—	$—	$4,749,475

(a) Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited)

June 30, 2023

Large Cap Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$26,446,794,533
Investments, at value — affiliated(c)	2,707,967,803
Cash	2,084,278
Cash pledged for futures contracts	19,433,000
Receivables:
Investments sold	302,918,058
Securities lending income — affiliated	667,189
Dividends — unaffiliated	17,615,792
Dividends — affiliated	880,815
Variation margin on futures contracts	3,864,184
Prepaid expenses	50,261

Total assets	29,502,275,913

LIABILITIES
Collateral on securities loaned	2,187,118,859
Payables:
Accounting services fees	143,824
Withdrawals to investors	461,638,222
Investment advisory fees	1,270,820
Trustees’ and Officer’s fees	57,561
Other accrued expenses	21,126
Professional fees	59,254

Total liabilities	2,650,309,666

Commitments and contingent liabilities
NET ASSETS	$26,851,966,247

NET ASSETS CONSIST OF
Investors’ capital	$16,167,002,862
Net unrealized appreciation (depreciation)	10,684,963,385

NET ASSETS	$26,851,966,247

(a) Investments, at cost — unaffiliated	$15,817,043,056
(b) Securities loaned, at value	$2,157,935,813
(c) Investments, at cost — affiliated	$2,657,505,370

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	31

Statement of Operations  (unaudited)

Six Months Ended June 30, 2023

Large Cap Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$202,562,648
Dividends — affiliated	6,391,825
Securities lending income — affiliated — net	4,475,684
Foreign taxes withheld	(13,236)

Total investment income	213,416,921

EXPENSES
Investment advisory	3,710,354
Custodian	158,900
Trustees and Officer	124,203
Professional	30,966
Printing and postage	540
Miscellaneous	90,314

Total expenses	4,115,277
Less:
Fees waived and/or reimbursed by the Manager	(95,590)

Total expenses after fees waived and/or reimbursed	4,019,687

Net investment income	209,397,234

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(198,549,368)
Investments — affiliated	2,368,789
Futures contracts	14,091,827

(182,088,752)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,808,376,403
Investments — affiliated	24,317,492
Futures contracts	9,580,523

3,842,274,418

Net realized and unrealized gain	3,660,185,666

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,869,582,900

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Changes in Net Assets

	Large Cap Index Master Portfolio

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$209,397,234	$358,860,873
Net realized loss	(182,088,752)	(306,685,657)
Net change in unrealized appreciation (depreciation)	3,842,274,418	(4,936,941,009)

Net increase (decrease) in net assets resulting from operations	3,869,582,900	(4,884,765,793)

CAPITAL TRANSACTIONS
Proceeds from contributions	1,620,906,562	5,876,789,557
Value of withdrawals	(1,510,202,682)	(2,485,769,249)

Net increase in net assets derived from capital transactions	110,703,880	3,391,020,308

NET ASSETS
Total increase (decrease) in net assets	3,980,286,780	(1,493,745,485)
Beginning of period	22,871,679,467	24,365,424,952

End of period	$26,851,966,247	$22,871,679,467

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Financial Highlights  (unaudited)

	Large Cap Index Master Portfolio
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	16.64	%(a)	(19.09)%	26.42%	20.89%	31.33%	(4.81)%

Ratios to Average Net Assets(b)
Total expenses	0.03	%(c)	0.03%	0.03%	0.04%	0.03%	0.04%

Total expenses after fees waived and/or reimbursed	0.03	%(c)	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	1.69	%(c)	1.57%	1.32%	1.76%	1.92%	1.97%

Supplemental Data
Net assets, end of period (000)	$26,851,966		$22,871,679	$24,365,425	$19,332,586	$15,141,734	$10,279,955

Portfolio turnover rate	9%		22%	17%	14%	10%	12%

(a)	Not annualized.
(b)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(c)	Annualized.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Large Cap Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Barclays Bank PLC	$137,908,340	$(137,908,340)	$—		$—
Barclays Capital, Inc.	10,546,732	(10,546,732)	—		—
BMO Capital Markets Corp.	125,749	(125,749)	—		—
BNP Paribas SA	407,182,606	(407,182,606)	—		—
BofA Securities, Inc.	343,573,690	(343,573,690)	—		—
Citadel Clearing LLC	43,333,236	(43,333,236)	—		—
Credit Suisse Securities (USA) LLC	392,515	(391,259)	—		1,256
Deutsche Bank Securities, Inc.	14,544	(14,544)	—		—
Goldman Sachs & Co. LLC	204,868,575	(204,868,575)	—		—
HSBC Bank PLC	19,444,928	(19,444,928)	—		—
J.P. Morgan Securities LLC	280,980,581	(280,980,581)	—		—
Jefferies LLC	19,162,497	(19,162,497)	—		—
Mizuho Securities USA LLC	4,531,858	(4,531,858)	—		—
Morgan Stanley	188,720,530	(188,720,530)	—		—
Natixis SA	841,056	(841,056)	—		—
Nomura Securities International, Inc.	843,388	(843,388)	—		—
RBC Capital Markets LLC	146,634,927	(146,634,927)	—		—
Scotia Capital (USA), Inc.	32,733,745	(32,733,745)	—		—
Scotia Capital, Inc.	5,925,747	(5,925,747)	—		—
SG Americas Securities LLC	22,500,898	(22,500,898)	—		—
State Street Bank & Trust Co.	12,618,662	(12,618,662)	—		—
Toronto-Dominion Bank	133,816,793	(133,816,793)	—		—
UBS AG	105,075,003	(105,075,003)	—		—
UBS Securities LLC	20,213,259	(20,213,259)	—		—
Virtu Americas LLC	2,039,650	(2,039,650)	—		—
Wells Fargo Bank N.A.	12,917,967	(12,917,967)	—		—
Wells Fargo Securities LLC	988,337	(988,337)	—		—

	$2,157,935,813	$(2,157,934,557)	$—		$1,256

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2023. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BlackRock Advisors, LLC (“BAL”) is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amounts waived were $61,018.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the Manager waived $34,572 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2023, the Master Portfolio paid BTC $1,513,291 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
Large Cap Index Master Portfolio	$184,566,703	$486,736,046	$ (73,552,490)

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term securities, were $2,353,266,551 and $2,135,172,626, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Index Master Portfolio	$19,155,179,139	$11,304,443,962	$ (1,300,111,290)	$10,004,332,672

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (unaudited) (continued)

annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

BFA uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Portfolio”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Master Portfolio, on behalf of Large Cap Index Master Portfolio (the “Master Fund”) and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Portfolio’s investment advisor. iShares Russell 1000 Large-Cap Index Fund (the “Feeder Fund”), a series of BlackRock Funds III (the “Feeder Trust”), is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Trustees of the Feeder Trust also considered the approval of the Agreement with respect to the Master Fund. For simplicity: (a) the Board of Trustees of the Master Portfolio and the Board of Trustees of the Feeder Trust are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders; and (c) the Master Fund and the Feeder Fund are referred to herein together as the “Fund”.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the continuation of the Agreement for the Master Portfolio on an annual basis. The Board members who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Master Portfolio, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board requested and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper Classification or Morningstar category, regarding fees and expenses of the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Feeder Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement, and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Feeder Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund’s net performance was above the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Fund’s actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	43

Disclosure of Investment Advisory Agreement  (continued)

BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of the Master Portfolio, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Portfolio, on behalf of the Master Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Portfolio, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Trust, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Portfolio did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund/Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	45

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10001

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Trust/MIP
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

RB	Revenue Bond

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCI-06/23-SAR

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds III

•  iShares S&P 500 Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2023	iShares S&P 500 Index Fund

Investment Objective

iShares S&P 500 Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index (“S&P 500® Index”).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, the Fund’s Institutional Shares returned 16.84%, Service Shares returned 16.76%, Investor A Shares returned 16.69%, Class G Shares returned 16.88%, Class K Shares returned 16.87%, and Investor P Shares returned 16.69%. The benchmark S&P 500 Index returned 16.89% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

The U.S. equity market rallied over the first quarter of 2023 on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product (“GDP”), inflation data led investors to position for slower rate rises from the Fed. The Fed reiterated their commitment to raise interest rates to bring the inflation rate down in February 2023, especially if macro data continued to come in stronger than expected. Later in the quarter, investors’ attention quickly switched to headline news about the banking sector which led to a major sell off in the financial sectors. The overall market calmed after the central banks set out reassuring plans.

During the first quarter 2023, the Fed raised interest rates by 25 basis points in February and March 2023, bringing it to the range of 4.75% and 5.00%. This represented the 9th consecutive interest rate hike. A slight shift in rhetoric was interpreted that the rate hiking cycle was nearing a pause, although Fed Chair, Jerome Powell was clear that additional “policy firming” may be required.

In the second quarter of 2023, the U.S. equity market continued to rally, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the United States debt ceiling dampened market sentiment in May 2023 before Congress reached an agreement to suspend it. Later in the quarter, markets rallied boosted by the technology sector on the back of enthusiasm over artificial intelligence and chipmakers.

The Fed raised interest rates by 25 basis points over the quarter, bringing rates to the range of 5.00% and 5.25%. The Fed signaled that hike pauses will come later in the quarter but expressed the need to retain flexibility to bring inflation down.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	16.84%	19.48%	N/A	12.21%	N/A	12.74%	N/A
Service	16.76	19.32	N/A	12.08	N/A	12.61	N/A
Investor A	16.69	19.18	N/A	11.93	N/A	12.46	N/A
Investor P	16.69	19.17	12.91%	11.93	10.73%	12.46	11.86%
Class G	16.88	19.57	N/A	12.30	N/A	12.83	N/A
Class K	16.87	19.56	N/A	12.29	N/A	12.82	N/A

S&P 500® Index(c)	16.89	19.59	N/A	12.31	N/A	12.86	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund is a “feeder” fund that invests all of its assets in the Master Portfolio. Under normal circumstances, at least 90% of the value of the Fund’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprised of the S&P 500® Index.

(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	iShares S&P 500 Index Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,168.40	$ 0.54		$ 1,000.00	$ 1,024.30	$ 0.50		0.10%
Service	1,000.00	1,167.60	1.18		1,000.00	1,023.70	1.10		0.22
Investor A	1,000.00	1,166.90	1.88		1,000.00	1,023.06	1.76		0.35
Investor P	1,000.00	1,166.90	1.88		1,000.00	1,023.06	1.76		0.35
Class G	1,000.00	1,168.80	0.05		1,000.00	1,024.74	0.05		0.01
Class K	1,000.00	1,168.70	0.16		1,000.00	1,024.65	0.15		0.03

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares S&P 500 Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Class G Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to investors on eligible platforms. Class G Shares performance shown prior to the Class G Shares inception date of July 1, 2019 is that of Class K Shares (which have no distribution or service fees).

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments	iShares S&P 500 Index Fund

The S&P 500 Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Statement of Assets and Liabilities (unaudited)

June 30, 2023

iShares S&P 500 Index Fund

ASSETS
Investments, at value — Master Portfolio	$34,176,940,595
Receivables:
Capital shares sold	154,788,486

Total assets	34,331,729,081

LIABILITIES
Payables:
Administration fees	1,846,298
Capital shares redeemed	78,912,672
Contributions to the Master Portfolio	75,875,814
Income dividend distributions	27,543,697
Professional fees	7,329
Service and distribution fees	873,946

Total liabilities	185,059,756

Commitments and contingent liabilities
NET ASSETS	$34,146,669,325

NET ASSETS CONSIST OF
Paid-in capital	$16,722,414,702
Accumulated earnings	17,424,254,623

NET ASSETS	$34,146,669,325

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

June 30, 2023

iShares S&P 500 Index Fund

NET ASSET VALUE

Institutional
Net assets	$5,396,496,356

Shares outstanding	10,346,173

Net asset value	$521.59

Shares authorized	Unlimited

Par value	No par value

Service
Net assets	$579,289,120

Shares outstanding	1,110,770

Net asset value	$521.52

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$2,510,898,959

Shares outstanding	4,814,163

Net asset value	$521.57

Shares authorized	Unlimited

Par value	No par value

Investor P
Net assets	$1,462,925,121

Shares outstanding	2,807,575

Net asset value	$521.06

Shares authorized	Unlimited

Par value	No par value

Class G
Net assets	$11,617,389,721

Shares outstanding	22,268,709

Net asset value	$521.69

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$12,579,670,048

Shares outstanding	24,112,593

Net asset value	$521.71

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statement of Operations (unaudited)

Six Months Ended June 30, 2023

iShares S&P 500 Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$260,452,622
Dividends — affiliated	5,789,050
Interest — unaffiliated	139,065
Securities lending income — affiliated — net	291,373
Foreign taxes withheld	(1,303,539)
Expenses	(1,697,822)
Fees waived	193,515

Total investment income	263,864,264

FUND EXPENSES
Administration — class specific	5,246,539
Service — class specific	4,969,483
Professional	6,670
Miscellaneous	5,635

Total expenses	10,228,327
Less:
Fees waived and/or reimbursed by the Administrator	(6,670)

Total expenses after fees waived and/or reimbursed	10,221,657

Net investment income	253,642,607

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(94,980,487)
Investments — affiliated	22,153,616
Futures contracts	13,653,260

(59,173,611)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,712,321,984
Investments — affiliated	12,657,602
Futures contracts	2,653,500

4,727,633,086

Net realized and unrealized gain	4,668,459,475

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,922,102,082

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares S&P 500 Index Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$253,642,607	$458,056,938
Net realized loss	(59,173,611)	(71,465,235)
Net change in unrealized appreciation (depreciation)	4,727,633,086	(6,524,446,007)

Net increase (decrease) in net assets resulting from operations	4,922,102,082	(6,137,854,304)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(38,055,688)	(86,713,610)
Service	(3,940,330)	(8,133,664)
Investor A	(15,587,735)	(37,399,661)
Investor P	(9,087,994)	(21,734,441)
Class G	(90,353,256)	(189,518,086)
Class K	(95,309,595)	(210,213,665)
Return of capital
Institutional	—	(33,335)
Service	—	(3,288)
Investor A	—	(16,629)
Investor P	—	(9,712)
Class G	—	(67,621)
Class K	—	(76,949)

Decrease in net assets resulting from distributions to shareholders	(252,334,598)	(553,920,661)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	416,197,953	1,884,391,895

NET ASSETS

Total increase (decrease) in net assets	5,085,965,437	(4,807,383,070)
Beginning of period	29,060,703,888	33,868,086,958

End of period	$34,146,669,325	$29,060,703,888

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

		iShares S&P 500 Index Fund

		Institutional
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$449.87		$560.36		$444.18	$382.63	$297.40	$318.31

Net investment income(a)	3.84		7.27		6.59	6.59	6.46	6.03
Net realized and unrealized gain (loss)	71.71		(109.03)		119.44	62.05	86.13	(19.72)

Net increase (decrease) from investment operations	75.55		(101.76)		126.03	68.64	92.59	(13.69)

Distributions(b)
From net investment income		(3.83)	(7.25)		(6.65)	(6.60)	(7.36)	(5.82)
From net realized gain	—		(1.48)		(3.20)	(0.49)	—	(1.40)
Return of capital	—		(0.00	)(c)	—	—	—	—

Total distributions		(3.83)	(8.73)		(9.85)	(7.09)	(7.36)	(7.22)

Net asset value, end of period	$521.59		$449.87		$560.36	$444.18	$382.63	$297.40

Total Return(d)
Based on net asset value	16.84	%(e)	(18.18)%		28.56%	18.34%	31.35%	(4.45)%

Ratios to Average Net Assets(f)(g)(h)

Total expenses	0.10	%(i)	0.10%		0.10%	0.10%	0.10%	0.11%

Total expenses after fees waived and/or reimbursed	0.10	%(i)	0.10%		0.10%	0.10%	0.10%	0.11%

Net investment income	1.61	%(i)	1.51%		1.30%	1.73%	1.87%	1.84%

Supplemental Data

Net assets, end of period (000)	$5,396,496		$4,569,115		$5,536,376	$4,143,093	$3,950,956	$3,660,724

Portfolio turnover rate of the Master Portfolio		4%	13%		6%	5%	3%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares S&P 500 Index Fund (continued)

		Service
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$449.82		$560.30		$444.13	$382.60	$297.38	$318.29

Net investment income(a)	3.56		6.68		5.98	6.10	6.06	5.64
Net realized and unrealized gain (loss)	71.69		(108.99)		119.41	62.12	86.10	(19.73)

Net increase (decrease) from investment operations	75.25		(102.31)		125.39	68.22	92.16	(14.09)

Distributions(b)
From net investment income		(3.55)	(6.69)		(6.02)	(6.20)	(6.94)	(5.42)
From net realized gain	—		(1.48)		(3.20)	(0.49)	—	(1.40)
Return of capital	—		(0.00	)(c)	—	—	—	—

Total distributions		(3.55)	(8.17)		(9.22)	(6.69)	(6.94)	(6.82)

Net asset value, end of period	$521.52		$449.82		$560.30	$444.13	$382.60	$297.38

Total Return(d)
Based on net asset value	16.76	%(e)	(18.28)%		28.40%	18.21%	31.20%	(4.57)%

Ratios to Average Net Assets(f)(g)(h)

Total expenses	0.22	%(i)	0.22%		0.22%	0.22%	0.22%	0.23%

Total expenses after fees waived and/or reimbursed	0.22	%(i)	0.22%		0.22%	0.22%	0.22%	0.23%

Net investment income	1.49	%(i)	1.39%		1.19%	1.58%	1.75%	1.72%

Supplemental Data

Net assets, end of period (000)	$579,289		$494,070		$523,050	$584,228	$334,402	$318,651

Portfolio turnover rate of the Master Portfolio		4%	13%		6%	5%	3%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares S&P 500 Index Fund (continued)

		Investor A
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$449.87		$560.31		$444.11	$382.52	$297.33	$318.23

Net investment income(a)	3.24		6.03		5.32	5.66	5.61	5.22
Net realized and unrealized gain (loss)	71.69		(108.95)		119.41	62.03	86.07	(19.72)

Net increase (decrease) from investment operations	74.93		(102.92)		124.73	67.69	91.68	(14.50)

Distributions(b)
From net investment income		(3.23)	(6.04)		(5.33)	(5.61)	(6.49)	(5.00)
From net realized gain	—		(1.48)		(3.20)	(0.49)	—	(1.40)
Return of capital	—		(0.00	)(c)	—	—	—	—

Total distributions		(3.23)	(7.52)		(8.53)	(6.10)	(6.49)	(6.40)

Net asset value, end of period	$521.57		$449.87		$560.31	$444.11	$382.52	$297.33

Total Return(d)
Based on net asset value	16.69	%(e)	(18.39)%		28.23%	18.04%	31.02%	(4.68)%

Ratios to Average Net Assets(f)(g)(h)

Total expenses	0.35	%(i)	0.35%		0.35%	0.35%	0.35%	0.36%

Total expenses after fees waived and/or reimbursed	0.35	%(i)	0.35%		0.35%	0.35%	0.35%	0.36%

Net investment income	1.36	%(i)	1.25%		1.06%	1.49%	1.62%	1.60%

Supplemental Data

Net assets, end of period (000)	$2,510,899		$2,216,470		$2,806,390	$2,579,349	$2,667,724	$2,160,098

Portfolio turnover rate of the Master Portfolio		4%	13%		6%	5%	3%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares S&P 500 Index Fund (continued)

		Investor P
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Period from 08/06/18 to 12/31/18	(a)

Net asset value, beginning of period	$449.44		$559.78		$443.73	$382.22	$297.10	$339.48

Net investment income(b)	3.24		6.02		5.32	5.64	5.61	2.20
Net realized and unrealized gain (loss)	71.61		(108.84)		119.30	62.00	86.00	(40.58)

Net increase (decrease) from investment operations	74.85		(102.82)		124.62	67.64	91.61	(38.38)

Distributions(c)
From net investment income		(3.23)	(6.04)		(5.37)	(5.64)	(6.49)	(2.89)
From net realized gain	—		(1.48)		(3.20)	(0.49)	—	(1.11)
Return of capital	—		(0.00	)(d)	—	—	—	—

Total distributions		(3.23)	(7.52)		(8.57)	(6.13)	(6.49)	(4.00)

Net asset value, end of period	$521.06		$449.44		$559.78	$443.73	$382.22	$297.10

Total Return(e)
Based on net asset value	16.69	%(f)	(18.40)%		28.23%	18.05%	31.02%	(11.38	)%(f)

Ratios to Average Net Assets(g)(h)(i)

Total expenses	0.35	%(j)	0.35%		0.35%	0.35%	0.35%	0.35	%(j)

Total expenses after fees waived and/or reimbursed	0.35	%(j)	0.35%		0.35%	0.35%	0.35%	0.35	%(j)

Net investment income	1.36	%(j)	1.25%		1.05%	1.48%	1.62%	1.68	%(j)

Supplemental Data

Net assets, end of period (000)	$1,462,925		$1,288,233		$1,667,178	$1,387,865	$1,278,339	$1,064,145

Portfolio turnover rate of the Master Portfolio		4%	13%		6%	5%	3%	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	15

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares S&P 500 Index Fund (continued)

		Class G
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Period from 07/01/19 to 12/31/19	(a)

Net asset value, beginning of period	$449.94		$560.47		$444.26	$382.71	$351.81

Net investment income(b)	4.05		7.68		7.04	6.93	3.41
Net realized and unrealized gain (loss)	71.74		(109.05)		119.45	62.05	31.80

Net increase (decrease) from investment operations	75.79		(101.37)		126.49	68.98	35.21

Distributions(c)
From net investment income		(4.04)	(7.68)		(7.08)	(6.94)	(4.31)
From net realized gain	—		(1.48)		(3.20)	(0.49)	—
Return of capital	—		(0.00	)(d)	—	—	—

Total distributions		(4.04)	(9.16)		(10.28)	(7.43)	(4.31)

Net asset value, end of period	$521.69		$449.94		$560.47	$444.26	$382.71

Total Return(e)
Based on net asset value	16.88	%(f)	(18.12)%		28.67%	18.45%	10.07	%(f)

Ratios to Average Net Assets(g)(h)(i)

Total expenses	0.01	%(j)	0.01%		0.01%	0.01%	0.01	%(j)

Total expenses after fees waived and/or reimbursed	0.01	%(j)	0.01%		0.01%	0.01%	0.01	%(j)

Net investment income	1.70	%(j)	1.60%		1.39%	1.82%	1.89	%(j)

Supplemental Data

Net assets, end of period (000)	$11,617,390		$9,828,084		$10,447,837	$7,378,823	$5,796,331

Portfolio turnover rate of the Master Portfolio		4%	13%		6%	5%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class K
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$449.96		$560.49		$444.27	$382.72	$297.46	$318.37

Net investment income(a)	4.01		7.58		6.94	6.86	6.74	6.29
Net realized and unrealized gain (loss)	71.74		(109.04)		119.47	62.05	86.12	(19.76)

Net increase (decrease) from investment operations	75.75		(101.46)		126.41	68.91	92.86	(13.47)

Distributions(b)
From net investment income		(4.00)	(7.59)		(6.99)	(6.87)	(7.60)	(6.04)
From net realized gain	—		(1.48)		(3.20)	(0.49)	—	(1.40)
Return of capital	—		(0.00	)(c)	—	—	—	—

Total distributions		(4.00)	(9.07)		(10.19)	(7.36)	(7.60)	(7.44)

Net asset value, end of period	$521.71		$449.96		$560.49	$444.27	$382.72	$297.46

Total Return(d)
Based on net asset value	16.87	%(e)	(18.13)%		28.65%	18.42%	31.44%	(4.38)%

Ratios to Average Net Assets(f)(g)(h)

Total expenses	0.03	%(i)	0.03%		0.03%	0.03%	0.03%	0.04%

Total expenses after fees waived and/or reimbursed	0.03	%(i)	0.03%		0.03%	0.03%	0.03%	0.04%

Net investment income	1.68	%(i)	1.57%		1.37%	1.80%	1.96%	1.92%

Supplemental Data

Net assets, end of period (000)	$12,579,670		$10,664,731		$12,887,257	$10,359,743	$8,471,585	$9,375,051

Portfolio turnover rate of the Master Portfolio		4%	13%		6%	5%	3%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2023, the percentage of the Master Portfolio owned by the Fund was 98.4%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Class G Shares are available only to investors on eligible platforms. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Investor A, Class K and Class G Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Service	Investor A	Investor P	Class G	Class K

Administration fees - class specific	0.09%	0.06%	0.09%	0.09%	0.0025%	0.02%

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2024. The amount waived is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $6,670.

For the six months ended June 30, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor P	Class G	Class K	Total

Administration fees — class specific	$2,170,239	$158,067	$1,040,030	$606,723	$133,440	$1,138,040	$5,246,539

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees

Service	0.15%
Investor A	0.25
Investor P	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2023, the following table shows the class specific service fees borne directly by each share class of the Fund:

	Service	Investor A	Investor P	Total

Service fees — class specific	$395,168	$2,888,972	$1,685,343	$4,969,483

Other Fees: For the six months ended June 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares for a total of $51,637.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (unaudited) (continued)

As of December 31, 2022, the Fund had qualified late-year losses as follows:

Fund Name	Qualified Late-Year Losses	(a)
iShares S&P 500 Index Fund	$(5,656,210)

(a)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares S&P 500 Index Fund
Institutional
Shares sold	1,919,444	$926,345,258	5,030,295	$2,411,810,038
Shares issued in reinvestment of distributions	74,429	37,323,575	183,886	84,850,741
Shares redeemed	(1,804,276)	(862,634,042)	(4,937,688)	(2,388,994,841)

	189,597	$101,034,791	276,493	$107,665,938

Service
Shares sold	105,038	$50,831,108	299,417	$141,705,059
Shares issued in reinvestment of distributions	7,786	3,898,997	17,463	8,048,734
Shares redeemed	(100,419)	(48,486,115)	(152,040)	(74,337,609)

	12,405	$6,243,990	164,840	$75,416,184

Investor A
Shares sold	359,286	$173,410,579	933,711	$457,370,109
Shares issued in reinvestment of distributions	29,468	14,745,700	77,173	35,562,953
Shares redeemed	(501,500)	(240,178,650)	(1,092,616)	(531,150,712)

	(112,746)	$(52,022,371)	(81,732)	$(38,217,650)

Investor P
Shares sold	103,957	$49,915,529	193,518	$93,304,688
Shares issued in reinvestment of distributions	18,173	9,086,083	47,216	21,739,725
Shares redeemed	(180,860)	(86,788,022)	(352,703)	(169,633,158)

	(58,730)	$(27,786,410)	(111,969)	$(54,588,745)

Class G
Shares sold	1,578,707	$745,866,763	5,600,019	$2,668,403,212
Shares issued in reinvestment of distributions	180,402	90,317,091	411,749	189,584,400
Shares redeemed	(1,333,260)	(653,228,926)	(2,809,997)	(1,353,475,358)

	425,849	$182,954,928	3,201,771	$1,504,512,254

Class K
Shares sold	3,270,348	$1,581,081,264	6,222,113	$2,999,755,330
Shares issued in reinvestment of distributions	175,638	87,963,296	422,561	194,822,600
Shares redeemed	(3,034,955)	(1,463,271,535)	(5,936,060)	(2,904,974,016)

	411,031	$205,773,025	708,614	$289,603,914

	867,406	$416,197,953	4,158,017	$1,884,391,895

As of June 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Investor P	Class G

iShares S&P 500 Index Fund	589	143

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of June 30, 2023	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	7.6%
Microsoft Corp.	6.7
Amazon.com, Inc.	3.1
NVIDIA Corp.	2.8
Alphabet, Inc., Class A	1.9
Tesla, Inc.	1.9
Meta Platforms, Inc., Class A	1.7
Alphabet, Inc., Class C	1.7
Berkshire Hathaway, Inc., Class B	1.6
UnitedHealth Group, Inc.	1.2

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	27.9%
Health Care	13.3
Financials	12.3
Consumer Discretionary	10.5
Industrials	8.4
Communication Services	8.3
Consumer Staples	6.6
Energy	4.1
Utilities	2.5
Materials	2.5
Real Estate	2.5
Investment Companies	0.5
Short-Term Securities	0.7
Liabilities in Excess of Other Assets	(0.1)

(a)

For S&P 500 Index Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	21

Schedule of Investments (unaudited) June 30, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Axon Enterprise, Inc.(a)	62,495	$12,194,025
Boeing Co.(a)	520,048	109,813,336
General Dynamics Corp.	208,122	44,777,448
Howmet Aerospace, Inc.(b)	343,654	17,031,492
Huntington Ingalls Industries, Inc.	36,612	8,332,891
L3Harris Technologies, Inc.	176,496	34,552,622
Lockheed Martin Corp.	208,333	95,912,347
Northrop Grumman Corp.	131,941	60,138,708
Raytheon Technologies Corp.	1,354,767	132,712,975
Textron, Inc.(b)	186,413	12,607,111
TransDigm Group, Inc.	48,084	42,995,270

		571,068,225

Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.(b)	107,165	10,111,018
Expeditors International of Washington, Inc.	141,226	17,106,705
FedEx Corp.	213,739	52,985,898
United Parcel Service, Inc., Class B	669,914	120,082,085

		200,285,706

Automobile Components — 0.1%
Aptiv PLC(a)	250,801	25,604,274
BorgWarner, Inc.	218,818	10,702,388

		36,306,662

Automobiles — 2.2%
Ford Motor Co.	3,621,188	54,788,574
General Motors Co.	1,292,442	49,836,564
Tesla, Inc.(a)	2,487,195	651,073,035

		755,698,173

Banks — 3.0%
Bank of America Corp.	6,408,322	183,854,758
Citigroup, Inc.	1,791,171	82,465,513
Citizens Financial Group, Inc.	453,139	11,817,865
Comerica, Inc.	117,856	4,992,380
Fifth Third BanCorp	634,436	16,628,568
Huntington Bancshares, Inc.	1,325,535	14,289,267
JPMorgan Chase & Co.	2,701,071	392,843,766
KeyCorp	872,531	8,062,187
M&T Bank Corp.	156,793	19,404,702
PNC Financial Services Group, Inc.	370,838	46,707,046
Regions Financial Corp.	858,763	15,303,157
Truist Financial Corp.	1,228,241	37,277,114
U.S. BanCorp	1,289,351	42,600,157
Wells Fargo & Co.	3,468,180	148,021,922
Zions BanCorp NA	137,643	3,697,091

		1,027,965,493

Beverages — 1.7%
Brown-Forman Corp., Class B	170,518	11,387,192
Coca-Cola Co.	3,599,317	216,750,870
Constellation Brands, Inc., Class A	150,146	36,955,435
Keurig Dr. Pepper, Inc.	786,791	24,602,955
Molson Coors Beverage Co., Class B	172,881	11,382,485
Monster Beverage Corp.(a)(b)	705,837	40,543,277
PepsiCo, Inc.	1,273,660	235,907,305

		577,529,519

Biotechnology — 1.9%
AbbVie, Inc.	1,630,733	219,708,657
Amgen, Inc.	493,813	109,636,362
Biogen, Inc.(a)	133,384	37,994,433

Security	Shares	Value

Biotechnology (continued)
Gilead Sciences, Inc.	1,153,206	$88,877,587
Incyte Corp.(a)	169,464	10,549,134
Moderna, Inc.(a)	305,742	37,147,653
Regeneron Pharmaceuticals, Inc.(a)	99,421	71,437,965
Vertex Pharmaceuticals, Inc.(a)	237,754	83,668,010

		659,019,801

Broadline Retail — 3.2%
Amazon.com, Inc.(a)	8,244,558	1,074,760,581
eBay, Inc.	504,539	22,547,848
Etsy, Inc.(a)	115,093	9,738,018

		1,107,046,447

Building Products — 0.4%
A O Smith Corp.	117,189	8,529,015
Allegion PLC	82,140	9,858,443
Carrier Global Corp.	768,819	38,217,992
Johnson Controls International PLC	635,540	43,305,696
Masco Corp.	206,583	11,853,733
Trane Technologies PLC	211,845	40,517,475

		152,282,354

Capital Markets — 2.6%
Ameriprise Financial, Inc.	96,884	32,180,989
Bank of New York Mellon Corp.	663,751	29,550,195
BlackRock, Inc.(c)	138,491	95,716,670
Cboe Global Markets, Inc.	97,578	13,466,740
Charles Schwab Corp.	1,373,583	77,854,684
CME Group, Inc., Class A	332,668	61,640,054
FactSet Research Systems, Inc.	35,380	14,174,997
Franklin Resources, Inc.	265,979	7,104,299
Goldman Sachs Group, Inc.	307,282	99,110,736
Intercontinental Exchange, Inc.	516,817	58,441,666
Invesco Ltd.	420,422	7,067,294
MarketAxess Holdings, Inc.	33,970	8,880,437
Moody’s Corp.	145,702	50,663,499
Morgan Stanley	1,204,075	102,828,005
MSCI, Inc.	74,051	34,751,394
Nasdaq, Inc.	315,365	15,720,945
Northern Trust Corp.	193,056	14,313,172
Raymond James Financial, Inc.	179,258	18,601,603
S&P Global, Inc.	304,439	122,046,551
State Street Corp.	308,956	22,609,400
T Rowe Price Group, Inc.	207,429	23,236,197

		909,959,527

Chemicals — 1.7%
Air Products and Chemicals, Inc.	205,379	61,517,172
Albemarle Corp.	108,624	24,232,928
Celanese Corp.	91,453	10,590,257
CF Industries Holdings, Inc.	180,343	12,519,411
Corteva, Inc.	655,227	37,544,507
Dow, Inc.	653,169	34,787,781
DuPont de Nemours, Inc.	423,666	30,266,699
Eastman Chemical Co.	109,209	9,142,977
Ecolab, Inc.	229,162	42,782,254
FMC Corp.	117,586	12,268,923
International Flavors & Fragrances, Inc.	234,218	18,641,411
Linde PLC	452,534	172,451,657
LyondellBasell Industries NV, Class A	233,426	21,435,510
Mosaic Co.	312,487	10,937,045

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
PPG Industries, Inc.	218,182	$32,356,391
Sherwin-Williams Co.	218,083	57,905,398

		589,380,321

Commercial Services & Supplies — 0.5%
Cintas Corp.	80,044	39,788,272
Copart, Inc.(a)	396,427	36,158,107
Republic Services, Inc.	188,689	28,901,494
Rollins, Inc.	216,088	9,255,049
Waste Management, Inc.	343,482	59,566,648

		173,669,570

Communications Equipment — 0.8%
Arista Networks, Inc.(a)(b)	228,897	37,095,048
Cisco Systems, Inc.	3,785,769	195,875,688
F5, Inc.(a)	55,724	8,150,192
Juniper Networks, Inc.	298,689	9,357,926
Motorola Solutions, Inc.	154,702	45,371,003

		295,849,857

Construction & Engineering — 0.1%
Quanta Services, Inc.(b)	132,279	25,986,210

Construction Materials — 0.2%
Martin Marietta Materials, Inc.	57,379	26,491,310
Vulcan Materials Co.	122,133	27,533,664

		54,024,974

Consumer Finance — 0.5%
American Express Co.	550,574	95,909,991
Capital One Financial Corp.	350,517	38,336,044
Discover Financial Services	234,722	27,427,266
Synchrony Financial	410,182	13,913,373

		175,586,674

Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	410,354	220,926,387
Dollar General Corp.	202,522	34,384,185
Dollar Tree, Inc.(a)	192,985	27,693,348
Kroger Co.	598,399	28,124,753
Sysco Corp.	470,566	34,915,997
Target Corp.	425,687	56,148,115
Walgreens Boots Alliance, Inc.	657,718	18,738,386
Walmart, Inc.	1,296,858	203,840,140

		624,771,311

Containers & Packaging — 0.2%
Amcor PLC	1,381,257	13,784,945
Avery Dennison Corp.	75,694	13,004,229
Ball Corp.	290,025	16,882,355
International Paper Co.	330,408	10,510,279
Packaging Corp. of America	85,505	11,300,341
Sealed Air Corp.	133,957	5,358,280
Westrock Co.	238,158	6,923,253

		77,763,682

Distributors — 0.1%
Genuine Parts Co.	129,918	21,986,023
LKQ Corp.	236,746	13,795,189
Pool Corp.	36,243	13,578,078

		49,359,290

Security	Shares	Value

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	6,591,861	$105,140,183
Verizon Communications, Inc.	3,883,985	144,445,402

		249,585,585

Electric Utilities — 1.7%
Alliant Energy Corp.	233,449	12,251,404
American Electric Power Co., Inc.	475,495	40,036,679
Constellation Energy Corp.	300,411	27,502,627
Duke Energy Corp.	712,084	63,902,418
Edison International	354,288	24,605,302
Entergy Corp.	186,928	18,201,179
Evergy, Inc.	213,098	12,449,185
Eversource Energy	322,503	22,871,913
Exelon Corp.	920,409	37,497,463
FirstEnergy Corp.	498,972	19,400,031
NextEra Energy, Inc.	1,870,249	138,772,476
NRG Energy, Inc.	216,315	8,088,018
PG&E Corp.(a)	1,479,041	25,557,828
Pinnacle West Capital Corp.	105,570	8,599,732
PPL Corp.	685,690	18,143,357
Southern Co.	1,006,787	70,726,787
Xcel Energy, Inc.	503,950	31,330,572

		579,936,971

Electrical Equipment — 0.6%
AMETEK, Inc.	212,380	34,380,074
Eaton Corp. PLC	367,787	73,961,966
Emerson Electric Co.	528,237	47,747,342
Generac Holdings, Inc.(a)(b)	58,692	8,752,738
Rockwell Automation, Inc.	105,640	34,803,098

		199,645,218

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	550,308	46,748,665
CDW Corp.	125,561	23,040,443
Corning, Inc.	706,564	24,758,002
Keysight Technologies, Inc.(a)	165,200	27,662,740
TE Connectivity Ltd.	292,654	41,018,385
Teledyne Technologies, Inc.(a)	43,572	17,912,885
Trimble, Inc.(a)(b)	230,236	12,188,694
Zebra Technologies Corp., Class A(a)	47,349	14,007,255

		207,337,069

Energy Equipment & Services — 0.3%
Baker Hughes Co.	926,639	29,291,059
Halliburton Co.	838,431	27,659,838
Schlumberger NV	1,313,367	64,512,587

		121,463,484

Entertainment — 1.4%
Activision Blizzard, Inc.(a)	658,621	55,521,750
Electronic Arts, Inc.	241,240	31,288,828
Live Nation Entertainment, Inc.(a)(b)	130,925	11,928,577
Netflix, Inc.(a)	411,850	181,415,806
Take-Two Interactive Software, Inc.(a)(b)	147,343	21,682,996
Walt Disney Co.(a)	1,689,402	150,829,811
Warner Bros Discovery, Inc., Class A(a)	2,043,625	25,627,057

		478,294,825

Financial Services — 4.2%
Berkshire Hathaway, Inc., Class B(a)	1,648,294	562,068,254
Fidelity National Information Services, Inc.	545,994	29,865,872
Fiserv, Inc.(a)	570,580	71,978,667

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
FleetCor Technologies, Inc.(a)	68,104	$17,099,552
Global Payments, Inc.	246,179	24,253,555
Jack Henry & Associates, Inc.	68,219	11,415,085
Mastercard, Inc., Class A	773,417	304,184,906
PayPal Holdings, Inc.(a)	1,031,254	68,815,580
Visa, Inc., Class A	1,495,723	355,204,298

		1,444,885,769

Food Products — 1.0%
Archer-Daniels-Midland Co.	505,922	38,227,466
Bunge Ltd.	136,892	12,915,760
Campbell Soup Co.	184,464	8,431,849
Conagra Brands, Inc.	437,146	14,740,563
General Mills, Inc.	545,263	41,821,672
Hershey Co.	135,915	33,937,976
Hormel Foods Corp.	264,660	10,644,625
J M Smucker Co.	99,749	14,729,935
Kellogg Co.	236,225	15,921,565
Kraft Heinz Co.	739,539	26,253,635
Lamb Weston Holdings, Inc.	132,469	15,227,312
McCormick & Co., Inc.	230,461	20,103,113
Mondelez International, Inc., Class A	1,260,765	91,960,199
Tyson Foods, Inc., Class A	263,622	13,455,267

		358,370,937

Gas Utilities — 0.0%
Atmos Energy Corp.	131,515	15,300,455

Ground Transportation — 0.8%
CSX Corp.	1,879,153	64,079,117
JB Hunt Transport Services, Inc.	76,672	13,879,932
Norfolk Southern Corp.	210,727	47,784,455
Old Dominion Freight Line, Inc.(b)	83,224	30,772,074
Union Pacific Corp.	565,850	115,784,227

		272,299,805

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	1,612,430	175,787,119
Align Technology, Inc.(a)	67,116	23,734,902
Baxter International, Inc.	464,514	21,163,258
Becton Dickinson & Co.	262,548	69,315,297
Boston Scientific Corp.(a)	1,324,578	71,646,424
Cooper Cos., Inc.	45,505	17,447,982
DENTSPLY SIRONA, Inc.	200,910	8,040,418
Dexcom, Inc.(a)	357,680	45,965,457
Edwards Lifesciences Corp.(a)	560,327	52,855,646
GE HealthCare, Inc.(a)	336,554	27,341,647
Hologic, Inc.(a)	229,805	18,607,311
IDEXX Laboratories, Inc.(a)(b)	76,746	38,544,143
Insulet Corp.(a)	64,453	18,584,378
Intuitive Surgical, Inc.(a)	324,035	110,800,528
Medtronic PLC	1,230,129	108,374,365
ResMed, Inc.	135,388	29,582,278
STERIS PLC	92,627	20,839,222
Stryker Corp.	311,800	95,127,062
Teleflex, Inc.	43,227	10,462,231
Zimmer Biomet Holdings, Inc.(b)	193,436	28,164,282

		992,383,950

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	149,636	28,794,455
Cardinal Health, Inc.	238,652	22,569,320
Centene Corp.(a)(b)	507,227	34,212,461
Cigna Group	273,474	76,736,804

Security	Shares	Value

Health Care Providers & Services (continued)
CVS Health Corp.	1,187,526	$82,093,672
DaVita, Inc.(a)	49,430	4,966,232
Elevance Health, Inc.	219,111	97,348,826
HCA Healthcare, Inc.	190,699	57,873,333
Henry Schein, Inc.(a)	125,935	10,213,329
Humana, Inc.	115,185	51,502,669
Laboratory Corp. of America Holdings	82,050	19,801,127
McKesson Corp.	125,337	53,557,753
Molina Healthcare, Inc.(a)	54,012	16,270,575
Quest Diagnostics, Inc.	103,685	14,573,964
UnitedHealth Group, Inc.	860,553	413,616,194
Universal Health Services, Inc., Class B	58,270	9,193,258

		993,323,972

Health Care REITs — 0.2%
Healthpeak Properties, Inc.	505,699	10,164,550
Ventas, Inc.	373,053	17,634,215
Welltower, Inc.	459,406	37,161,352

		64,960,117

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	655,790	11,036,946

Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc.(a)	34,138	92,183,866
Caesars Entertainment, Inc.(a)	201,295	10,260,006
Carnival Corp.(a)(b)	926,040	17,437,333
Chipotle Mexican Grill, Inc.(a)	25,544	54,638,616
Darden Restaurants, Inc.	112,171	18,741,531
Domino’s Pizza, Inc.	32,665	11,007,778
Expedia Group, Inc.(a)(b)	131,806	14,418,258
Hilton Worldwide Holdings, Inc.	246,229	35,838,631
Las Vegas Sands Corp.(a)	304,742	17,675,036
Marriott International, Inc., Class A	238,332	43,779,205
McDonald’s Corp.	674,826	201,374,827
MGM Resorts International	279,095	12,257,852
Norwegian Cruise Line Holdings Ltd.(a)(b)	388,617	8,460,192
Royal Caribbean Cruises Ltd.(a)(b)	201,766	20,931,205
Starbucks Corp.	1,062,854	105,286,317
Wynn Resorts Ltd.	94,780	10,009,716
Yum! Brands, Inc.	258,940	35,876,137

		710,176,506

Household Durables — 0.4%
D.R. Horton, Inc.	288,984	35,166,463
Garmin Ltd.	142,232	14,833,375
Lennar Corp., Class A	234,621	29,400,358
Mohawk Industries, Inc.(a)	47,669	4,917,534
Newell Brands, Inc.	341,632	2,972,198
NVR, Inc.(a)	2,793	17,737,282
PulteGroup, Inc.	207,362	16,107,880
Whirlpool Corp.	51,229	7,622,363

		128,757,453

Household Products — 1.4%
Church & Dwight Co., Inc.	224,026	22,454,126
Clorox Co.	114,900	18,273,696
Colgate-Palmolive Co.	772,393	59,505,157
Kimberly-Clark Corp.	312,556	43,151,481
Procter & Gamble Co.	2,178,546	330,572,570

		473,957,030

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.	621,944	12,892,899

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 0.8%
3M Co.	509,094	$50,955,218
General Electric Co.	1,007,355	110,657,947
Honeywell International, Inc.	615,058	127,624,535

		289,237,700

Industrial REITs — 0.3%
Prologis, Inc.	853,649	104,682,977

Insurance — 2.0%
Aflac, Inc.	508,223	35,473,966
Allstate Corp.	241,453	26,328,035
American International Group, Inc.	668,965	38,492,246
Aon PLC, Class A	189,951	65,571,085
Arch Capital Group Ltd.(a)(b)	344,302	25,771,005
Arthur J Gallagher & Co.	196,417	43,127,281
Assurant, Inc.	47,910	6,023,245
Brown & Brown, Inc.	216,073	14,874,465
Chubb Ltd.	383,832	73,910,690
Cincinnati Financial Corp.	145,202	14,131,059
Everest Re Group Ltd.	36,285	12,404,390
Globe Life, Inc.	83,336	9,135,292
Hartford Financial Services Group, Inc.	292,699	21,080,182
Lincoln National Corp.	142,833	3,679,378
Loews Corp.	178,674	10,609,662
Marsh & McLennan Cos., Inc.	457,768	86,097,006
MetLife, Inc.	594,593	33,612,342
Principal Financial Group, Inc.	211,335	16,027,646
Progressive Corp.	540,906	71,599,727
Prudential Financial, Inc.	338,058	29,823,477
Travelers Cos., Inc.	213,355	37,051,229
W.R. Berkley Corp.	187,309	11,156,124
Willis Towers Watson PLC	98,232	23,133,636

		709,113,168

Interactive Media & Services(a) — 5.3%
Alphabet, Inc., Class A	5,491,266	657,304,540
Alphabet, Inc., Class C	4,723,524	571,404,699
Match Group, Inc.	259,859	10,875,099
Meta Platforms, Inc., Class A	2,044,693	586,785,997

		1,826,370,335

IT Services — 1.1%
Accenture PLC, Class A	582,374	179,708,969
Akamai Technologies, Inc.(a)	143,866	12,929,237
Cognizant Technology Solutions Corp., Class A	468,625	30,591,840
DXC Technology Co.(a)	212,880	5,688,154
EPAM Systems, Inc.(a)	53,153	11,946,137
Gartner, Inc.(a)(b)	72,594	25,430,404
International Business Machines Corp.	836,121	111,881,351
VeriSign, Inc.(a)(b)	84,410	19,074,128

		397,250,220

Leisure Products — 0.0%
Hasbro, Inc.	122,227	7,916,643

Life Sciences Tools & Services — 1.6%
Agilent Technologies, Inc.	274,077	32,957,759
Bio-Rad Laboratories, Inc., Class A(a)(b)	19,866	7,531,598
Bio-Techne Corp.	143,852	11,742,639
Charles River Laboratories International, Inc.(a)	46,558	9,788,819
Danaher Corp.	613,836	147,320,640
Illumina, Inc.(a)(b)	144,866	27,160,926
IQVIA Holdings, Inc.(a)(b)	172,175	38,699,775
Mettler-Toledo International, Inc.(a)	20,370	26,718,107
Revvity, Inc.	116,615	13,852,696
Thermo Fisher Scientific, Inc.	356,522	186,015,353

Security	Shares	Value

Life Sciences Tools & Services (continued)
Waters Corp.(a)(b)	55,228	$14,720,471
West Pharmaceutical Services, Inc.	68,112	26,050,797

		542,559,580

Machinery — 1.8%
Caterpillar, Inc.	476,343	117,204,195
Cummins, Inc.	130,223	31,925,471
Deere & Co.	250,056	101,320,190
Dover Corp.	129,947	19,186,674
Fortive Corp.	326,692	24,426,761
IDEX Corp.	70,292	15,131,056
Illinois Tool Works, Inc.	256,731	64,223,827
Ingersoll Rand, Inc.	371,997	24,313,724
Nordson Corp.	49,465	12,276,224
Otis Worldwide Corp.	383,664	34,149,933
PACCAR, Inc.	482,737	40,380,950
Parker-Hannifin Corp.	118,164	46,088,686
Pentair PLC	150,378	9,714,419
Snap-on, Inc.	48,648	14,019,867
Stanley Black & Decker, Inc.	138,096	12,940,976
Westinghouse Air Brake Technologies Corp.	168,452	18,474,131
Xylem, Inc.	220,408	24,822,349

		610,599,433

Media — 0.7%
Charter Communications, Inc., Class A(a)(b)	96,032	35,279,276
Comcast Corp., Class A	3,844,517	159,739,681
Fox Corp., Class A	248,689	8,455,426
Fox Corp., Class B	124,777	3,979,139
Interpublic Group of Cos., Inc.	359,376	13,864,726
News Corp., Class A	353,668	6,896,526
News Corp., Class B	114,231	2,252,635
Omnicom Group, Inc.	188,748	17,959,372
Paramount Global, Class B	463,480	7,373,967

		255,800,748

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,321,819	52,872,760
Newmont Corp.	734,037	31,314,018
Nucor Corp.	233,563	38,299,661
Steel Dynamics, Inc.	148,426	16,168,044

		138,654,483

Multi-Utilities — 0.7%
Ameren Corp.	237,764	19,418,186
CenterPoint Energy, Inc.	580,020	16,907,583
CMS Energy Corp.	267,737	15,729,549
Consolidated Edison, Inc.	320,307	28,955,753
Dominion Energy, Inc.	770,946	39,927,293
DTE Energy Co.	178,079	19,592,251
NiSource, Inc.	375,260	10,263,361
Public Service Enterprise Group, Inc.	461,549	28,897,583
Sempra Energy	290,829	42,341,794
WEC Energy Group, Inc.	293,096	25,862,791

		247,896,144

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	146,344	16,608,580
Boston Properties, Inc.	129,325	7,447,827

		24,056,407

Oil, Gas & Consumable Fuels — 3.7%
APA Corp.	285,238	9,746,582
Chevron Corp.	1,610,757	253,452,614
ConocoPhillips	1,118,457	115,883,330
Coterra Energy, Inc.	700,114	17,712,884

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	593,123	$28,671,566
Diamondback Energy, Inc.	169,956	22,325,420
EOG Resources, Inc.	543,208	62,164,723
EQT Corp.	335,322	13,791,794
Exxon Mobil Corp.	3,736,944	400,787,244
Hess Corp.	257,104	34,953,289
Kinder Morgan, Inc.	1,817,289	31,293,717
Marathon Oil Corp.	570,851	13,140,990
Marathon Petroleum Corp.	392,165	45,726,439
Occidental Petroleum Corp.	664,102	39,049,198
ONEOK, Inc.	413,908	25,546,402
Phillips 66	424,126	40,453,138
Pioneer Natural Resources Co.	216,042	44,759,581
Targa Resources Corp.	209,523	15,944,700
Valero Energy Corp.	334,151	39,195,912
Williams Cos., Inc.	1,126,387	36,754,008

		1,291,353,531

Passenger Airlines — 0.2%
Alaska Air Group, Inc.(a)	117,159	6,230,515
American Airlines Group, Inc.(a)(b)	610,282	10,948,459
Delta Air Lines, Inc.(a)(b)	589,742	28,036,335
Southwest Airlines Co.	545,842	19,764,939
United Airlines Holdings, Inc.(a)(b)	303,339	16,644,211

		81,624,459

Personal Care Products — 0.1%
Estee Lauder Cos., Inc., Class A	214,252	42,074,808

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	1,941,813	124,178,941
Catalent, Inc.(a)(b)	166,156	7,204,524
Eli Lilly & Co.	729,329	342,040,715
Johnson & Johnson	2,402,010	397,580,695
Merck & Co., Inc.	2,344,694	270,554,241
Organon & Co.	229,346	4,772,690
Pfizer, Inc.	5,191,105	190,409,732
Viatris, Inc.	1,129,832	11,275,723
Zoetis, Inc.	427,130	73,556,057

		1,421,573,318

Professional Services — 0.8%
Automatic Data Processing, Inc.	383,186	84,220,451
Broadridge Financial Solutions, Inc.	109,646	18,160,667
Ceridian HCM Holding, Inc.(a)(b)	140,965	9,440,426
CoStar Group, Inc.(a)	376,430	33,502,270
Equifax, Inc.	113,886	26,797,376
Jacobs Solutions, Inc.	116,520	13,853,063
Leidos Holdings, Inc.	127,142	11,249,524
Paychex, Inc.	295,306	33,035,882
Paycom Software, Inc.	44,246	14,213,585
Robert Half International, Inc.	99,063	7,451,519
Verisk Analytics, Inc.	133,830	30,249,595

		282,174,358

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	292,185	23,582,251

Residential REITs — 0.3%
AvalonBay Communities, Inc.	128,515	24,324,034
Camden Property Trust	101,174	11,014,814
Equity Residential	314,724	20,762,342
Essex Property Trust, Inc.	59,575	13,958,423

Security	Shares	Value

Residential REITs (continued)
Invitation Homes, Inc.	534,885	$18,400,044
Mid-America Apartment Communities, Inc.	105,820	16,069,825
UDR, Inc.	289,068	12,418,361

		116,947,843

Retail REITs — 0.3%
Federal Realty Investment Trust	67,063	6,489,686
KimCo Realty Corp.	565,139	11,144,541
Realty Income Corp.	622,259	37,204,866
Regency Centers Corp.	140,786	8,696,351
Simon Property Group, Inc.	302,354	34,915,840

		98,451,284

Semiconductors & Semiconductor Equipment — 7.3%
Advanced Micro Devices, Inc.(a)	1,491,081	169,849,037
Analog Devices, Inc.	468,274	91,224,458
Applied Materials, Inc.	779,665	112,692,779
Broadcom, Inc.	385,363	334,275,427
Enphase Energy, Inc.(a)(b)	125,201	20,968,664
First Solar, Inc.(a)	91,728	17,436,576
Intel Corp.	3,825,832	127,935,822
KLA Corp.	126,813	61,506,841
Lam Research Corp.	124,787	80,220,571
Microchip Technology, Inc.	506,593	45,385,667
Micron Technology, Inc.	1,009,103	63,684,490
Monolithic Power Systems, Inc.	41,451	22,393,074
NVIDIA Corp.	2,285,913	966,986,917
NXP Semiconductors NV	239,890	49,100,685
ON Semiconductor Corp.(a)	396,822	37,531,425
Qorvo, Inc.(a)	91,828	9,369,211
QUALCOMM, Inc.	1,031,134	122,746,191
Skyworks Solutions, Inc.	147,286	16,303,087
SolarEdge Technologies, Inc.(a)(b)	51,691	13,907,464
Teradyne, Inc.(b)	142,480	15,862,298
Texas Instruments, Inc.	838,045	150,864,861

		2,530,245,545

Software — 10.2%
Adobe, Inc.(a)	423,366	207,021,740
ANSYS, Inc.(a)	80,024	26,429,527
Autodesk, Inc.(a)	199,840	40,889,262
Cadence Design Systems, Inc.(a)	253,683	59,493,737
Fair Isaac Corp.(a)(b)	23,418	18,950,080
Fortinet, Inc.(a)	600,408	45,384,841
Gen Digital, Inc.	527,781	9,790,338
Intuit, Inc.	259,795	119,035,471
Microsoft Corp.	6,872,621	2,340,402,355
Oracle Corp.	1,421,268	169,258,806
Palo Alto Networks, Inc.(a)(b)	279,701	71,466,403
PTC, Inc.(a)	98,509	14,017,831
Roper Technologies, Inc.	98,148	47,189,558
Salesforce, Inc.(a)	904,911	191,171,498
ServiceNow, Inc.(a)(b)	187,731	105,499,190
Synopsys, Inc.(a)	140,953	61,372,346
Tyler Technologies, Inc.(a)	38,201	15,909,570

		3,543,282,553

Specialized REITs — 1.1%
American Tower Corp.	430,585	83,507,655
Crown Castle, Inc.	400,432	45,625,222
Digital Realty Trust, Inc.	266,213	30,313,674
Equinix, Inc.	85,578	67,088,017

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialized REITs (continued)
Extra Space Storage, Inc.	123,197	$18,337,873
Iron Mountain, Inc.	268,472	15,254,579
Public Storage	146,303	42,702,920
SBA Communications Corp.	100,055	23,188,747
VICI Properties, Inc.	922,029	28,979,372
Weyerhaeuser Co.	680,219	22,794,139

		377,792,198

Specialty Retail — 2.1%
Advance Auto Parts, Inc.	54,557	3,835,357
AutoZone, Inc.(a)	17,005	42,399,587
Bath & Body Works, Inc.	208,330	7,812,375
Best Buy Co., Inc.	180,738	14,811,479
CarMax, Inc.(a)(b)	147,713	12,363,578
Home Depot, Inc.	936,010	290,762,147
Lowe’s Cos., Inc.	551,212	124,408,548
O’Reilly Automotive, Inc.(a)	56,270	53,754,731
Ross Stores, Inc.	319,058	35,775,974
TJX Cos., Inc.	1,068,592	90,605,916
Tractor Supply Co.	101,784	22,504,442
Ulta Beauty, Inc.(a)	47,054	22,143,377

		721,177,511

Technology Hardware, Storage & Peripherals — 7.9%
Apple, Inc.	13,665,755	2,650,746,497
Hewlett Packard Enterprise Co.	1,183,772	19,887,370
HP, Inc.	805,929	24,750,079
NetApp, Inc.	200,589	15,325,000
Seagate Technology Holdings PLC(b)	176,010	10,889,739
Western Digital Corp.(a)(b)	294,444	11,168,261

		2,732,766,946

Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	1,138,822	125,691,784
Ralph Lauren Corp.	37,193	4,585,897
Tapestry, Inc.	219,376	9,389,293
VF Corp.	305,300	5,828,177

		145,495,151

Tobacco — 0.6%
Altria Group, Inc.	1,651,233	74,800,855
Philip Morris International, Inc.	1,433,631	139,951,058

		214,751,913

Trading Companies & Distributors — 0.3%
Fastenal Co.	526,165	31,038,473

Security	Shares	Value

Trading Companies & Distributors (continued)
United Rentals, Inc.	64,554	$28,750,415
W.W.Grainger, Inc.	41,588	32,795,881

		92,584,769

Water Utilities — 0.1%
American Water Works Co., Inc.	178,453	25,474,166

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a)	532,349	73,943,276

Total Common Stocks — 98.9% (Cost: $15,514,256,291)		34,347,596,505

Investment Companies

Equity Funds — 0.5%
iShares Core S&P 500 ETF(c)	361,984	161,339,889

Total Investment Companies — 0.5% (Cost: $140,455,967)		161,339,889

Total Long-Term Investments — 99.4% (Cost: $15,654,712,258)		34,508,936,394

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(c)(d)(e)	138,645,150	138,672,878
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(c)(d)	99,063,525	99,063,525

Total Short-Term Securities — 0.7% (Cost: $237,686,676)		237,736,403

Total Investments — 100.1% (Cost: $15,892,398,934)		34,746,672,797
Liabilities in Excess of Other Assets — (0.1)%		(31,451,421)

Net Assets — 100.0%		$34,715,221,376

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2023	S&P 500 Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$304,198,748	$—	$(165,472,722	)(a)	$30,132	$(83,280)	$138,672,878	138,645,150	$296,103	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	113,361,188	—	(14,297,663	)(a)	—	—	99,063,525	99,063,525	2,541,386		—
BlackRock, Inc.	97,239,626	1,192,346	(304,877)		(54,454)	(2,355,971)	95,716,670	138,491	1,378,565		—
iShares Core S&P 500 ETF	195,527,543	817,021,423	(889,032,139)		22,526,854	15,296,208	161,339,889	361,984	1,960,275		—

					$22,502,532	$12,856,957	$494,792,962		$6,176,329		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	534	09/15/23	$119,836	$2,234,816

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,234,816	$—	$—	$—	$2,234,816

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$13,872,536	$—	$—	$—	$13,872,536

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,698,504	$—	$—	$—	$2,698,504

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$144,431,682

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	S&P 500 Index Master Portfolio

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$34,347,596,505	$—	$—	$34,347,596,505
Investment Companies	161,339,889	—	—	161,339,889
Short-Term Securities
Money Market Funds	237,736,403	—	—	237,736,403

	$34,746,672,797	$—	$—	$34,746,672,797

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,234,816	$—	$—	$2,234,816

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Statement of Assets and Liabilities (unaudited)

June 30, 2023

S&P 500 Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$34,251,879,835
Investments, at value — affiliated(c)	494,792,962
Cash	678,873
Cash pledged for futures contracts	7,255,000
Receivables:
Securities lending income — affiliated	27,067
Contributions from investors	75,875,814
Dividends — unaffiliated	22,054,970
Dividends — affiliated	406,250
Variation margin on futures contracts	1,496,943
Prepaid expenses	52,105

Total assets	34,854,519,819

LIABILITIES
Collateral on securities loaned	138,593,583
Payables:
Investment advisory fees	537,505
Trustees’ fees	60,357
Professional fees	106,998

Total liabilities	139,298,443

Commitments and contingent liabilities
NET ASSETS	$34,715,221,376

NET ASSETS CONSIST OF
Investors’ capital	$15,858,712,696
Net unrealized appreciation (depreciation)	18,856,508,680

NET ASSETS	$34,715,221,376

(a) Investments, at cost — unaffiliated	$15,461,544,336
(b) Securities loaned, at value	$138,873,176
(c) Investments, at cost — affiliated	$430,854,598

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended June 30, 2023

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$264,678,846
Dividends — affiliated	5,880,226
Interest — unaffiliated	141,321
Securities lending income — affiliated — net	296,103
Foreign taxes withheld	(1,324,683)

Total investment income	269,671,813

EXPENSES
Investment advisory	1,578,637
Trustees	128,229
Professional	18,499

Total expenses	1,725,365
Less:
Fees waived and/or reimbursed by the Manager	(196,652)

Total expenses after fees waived and/or reimbursed	1,528,713

Net investment income	268,143,100

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(96,512,594)
Investments — affiliated	22,502,532
Futures contracts	13,872,536

(60,137,526)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,788,688,209
Investments — affiliated	12,856,957
Futures contracts	2,698,504

4,804,243,670

Net realized and unrealized gain	4,744,106,144

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,012,249,244

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	31

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$268,143,100	$487,090,874
Net realized loss	(60,137,526)	(65,760,923)
Net change in unrealized appreciation (depreciation)	4,804,243,670	(6,648,362,451)

Net increase (decrease) in net assets resulting from operations	5,012,249,244	(6,227,032,500)

CAPITAL TRANSACTIONS
Proceeds from contributions	3,543,645,389	8,816,188,759
Value of withdrawals	(3,385,518,626)	(7,533,596,462)

Net increase in net assets derived from capital transactions	158,126,763	1,282,592,297

NET ASSETS
Total increase (decrease) in net assets	5,170,376,007	(4,944,440,203)
Beginning of period	29,544,845,369	34,489,285,572

End of period	$34,715,221,376	$29,544,845,369

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (unaudited)

	S&P 500 Index Master Portfolio
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	16.87	%(a)	(18.13)%	28.65%	18.42%	31.44%	(4.38)%

Ratios to Average Net Assets(b)
Total expenses	0.01	%(c)	0.01%	0.01%	0.01%	0.03%	0.04%

Total expenses after fees waived and/or reimbursed	0.01	%(c)	0.01%	0.01%	0.01%	0.02%	0.04%

Net investment income	1.70	%(c)	1.60%	1.39%	1.82%	1.95%	1.92%

Supplemental Data
Net assets, end of period (000)	$34,715,221		$29,544,845	$34,489,286	$26,992,973	$23,207,958	$17,256,929

Portfolio turnover rate		4%	13%	6%	5%	3%	12%

(a)	Not annualized.
(b)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(c)	Annualized.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	33

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Barclays Bank PLC	$10,377,929	$(10,377,929)	$—		$—
BNP Paribas SA	8,658,563	(8,658,563)	—		—
BofA Securities, Inc.	741,235	(741,235)	—		—
Citadel Clearing LLC	8,788,040	(8,788,040)	—		—
Citigroup Global Markets, Inc.	3,082,087	(3,082,087)	—		—
Goldman Sachs & Co. LLC	30,700,287	(29,183,865)	—		1,516,422
HSBC Bank PLC	39,672,110	(39,672,110)	—		—
J.P. Morgan Securities LLC	5,754,288	(5,754,288)	—		—
Morgan Stanley	1,640,660	(1,640,660)	—		—
Natixis SA	2,412,480	(2,412,480)	—		—
RBC Capital Markets LLC	2,614,008	(2,614,008)	—		—
Scotia Capital (USA), Inc.	614,633	(614,633)	—		—
SG Americas Securities LLC	5,008,778	(4,993,117)	—		15,661
Toronto-Dominion Bank	6,499,138	(6,499,138)	—		—
UBS AG	8,712,713	(8,712,713)	—		—
UBS Securities LLC	702,336	(701,841)	—		495
Virtu Americas LLC	639,696	(639,696)	—		—
Wells Fargo Bank N.A.	2,254,195	(2,254,195)	—		—

	$138,873,176	$(137,340,598)	$—		$1,532,578

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2023. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through June 30, 2024. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $146,728.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amounts waived were $37,713.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the Manager waived $12,211 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2023, the Master Portfolio paid BTC $110,732 for securities lending agent services.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

S&P 500 Index Master Portfolio	$99,968,454	$40,974,276	$(29,971,608)

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term securities, were $1,537,770,522 and $1,213,261,367, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

S&P 500 Index Master Portfolio	$15,892,398,934	$19,759,683,563	$(805,994,787)	$18,953,688,776

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Master Portfolio did not borrow under the credit agreement.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (unaudited) (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Portfolio”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Master Portfolio, on behalf of S&P 500 Index Master Portfolio (the “Master Fund”) and BlackRock Fund Advisors (the “Manager” or BlackRock), the Master Portfolio’s investment advisor. iShares S&P 500 Index Fund (the “Feeder Fund”), a series of BlackRock Funds III (the “Feeder Trust”), is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Trustees of the Feeder Trust also considered the approval of the Agreement with respect to the Master Fund. For simplicity: (a) the Board of Trustees of the Master Portfolio and the Board of Trustees of the Feeder Trust are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders”; and (c) the Master Fund and the Feeder Fund are referred to herein together as the “Fund”.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the continuation of the Agreement for the Master Portfolio on an annual basis. The Board members who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Master Portfolio, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board requested and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper Classification or Morningstar category, regarding fees and expenses of the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock;(h) sales and redemption data regarding the Feeder Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement, and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	41

Disclosure of Investment Advisory Agreement     (continued)

paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Feeder Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Fund’s actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2022 compared to

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement     (continued)

available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of the Master Portfolio, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Portfolio, on behalf of the Master Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Portfolio, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Trust, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Portfolio did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	43

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund/Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information     (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10001

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Trust/MIP
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	45

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-06/23-SAR

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds III

•   iShares U.S. Aggregate Bond Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2023	iShares U.S. Aggregate Bond Index Fund

Investment Objective

iShares U.S. Aggregate Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg U.S. Aggregate Bond Index (the “Index”).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, the Fund’s Institutional Shares returned 2.31%, Investor A Shares returned 2.18%, Class K Shares returned 2.33% and Investor P Shares returned 2.18%. For the same period, the benchmark Index returned 2.09%.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses. The Fund invests all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

The broad U.S. investment grade taxable bond market returned 2.09% for the first half of 2023 as gauged by the Index. The 10-year U.S. Treasury yield finished the six months a modest 7 basis points lower at 3.81%.

The period saw continued elevated macroeconomic uncertainty, exasperated by a banking crisis in the first quarter of 2023 and U.S. Treasury debt ceiling concerns in the second quarter. The collapse of select regional banks as a result of the rapid rate hikes by the Fed over the course of 2022 and the uncertainty around whether Congress would approve raising the debt ceiling led to increased financial market volatility. Against the background of signs of cracks in the financial system and moderating economic data, the Fed paused its hiking cycle at its June 2023 meeting while it continued to assess the implications of incoming data. Following that announcement, the central bank’s “dot plot” displaying Open Market Committee member projections for fed funds became more hawkish, indicating a likely target range at year end of between 5.50% and 5.75%, suggesting two additional rates hikes. This also resulted in raising the 2024 and 2025 year-end ranges for the benchmark overnight lending rate, reinforcing the Fed’s “higher for longer” narrative. Additionally, Chair Jerome Powell highlighted the difficulties the Fed is facing in managing monetary policy alongside the ambiguity around the lagged effects of past rate hikes, potential credit tightening on the part of banks, and the resiliency of the U.S. economy. Later in June 2023, May consumer price inflation (“CPI”) printed slightly above consensus, driven by used car prices, with core CPI remaining above 5% while headline CPI (which excludes volatile food and energy prices) declined to 4%.

The eventual resolution of the debt ceiling crisis, a continued recovery in regional banks, a consensus that the Fed was nearing the end of its hiking cycle, and strong demand for yield all contributed to a favorable environment for credit-oriented fixed-income sectors as the first half of 2023 drew to a close. However, the market remained highly sensitive to incoming data as strong employment data and resilient growth is balanced by softening in leading indicators of economic activity such as the ISM Manufacturing Index, painting an uncertain outlook.

Describe recent portfolio activity.

During the reporting period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity structure.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	iShares U.S. Aggregate Bond Index Fund

Performance

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	4.09%	4.09%	2.31%	(0.98)%	N/A	0.71%	N/A	1.40%	N/A
Investor A	3.85	3.85	2.18	(1.23)	N/A	0.46	N/A	1.16	N/A
Investor P	3.69	3.69	2.18	(1.23)	(5.18)%	0.47	(0.35)%	1.15	0.73%
Class K	4.15	4.15	2.33	(0.93)	N/A	0.78	N/A	1.46	N/A
Bloomberg U.S. Aggregate Bond Index(c)	—	—	2.09	(0.94)	N/A	0.77	N/A	1.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in investment-grade U.S. Government securities and corporate bonds, as well as investment grade mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,023.10	$ 0.50		$ 1,000.00	$ 1,024.30	$ 0.50		0.10%
Investor A	1,000.00	1,021.80	1.75		1,000.00	1,023.06	1.76		0.35
Investor P	1,000.00	1,021.80	1.75		1,000.00	1,023.06	1.76		0.35
Class K	1,000.00	1,023.30	0.25		1,000.00	1,024.55	0.25		0.05

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares U.S. Aggregate Bond Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Class K Shares (which have no distribution or service fess) and was restated to reflect Investor P Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

June 30, 2023

iShares U.S. Aggregate Bond Index Fund

ASSETS
Investments, at value — Master Portfolio	$2,419,645,185
Receivables:
Capital shares sold	24,107,713

Total assets	2,443,752,898

LIABILITIES
Payables:
Administration fees	67,000
Capital shares redeemed	5,437,099
Contributions to the Master Portfolio	18,670,614
Income dividend distributions	1,456,924
Professional fees	6,690
Service fees	23,475

Total liabilities	25,661,802

Commitments and contingent liabilities
NET ASSETS	$2,418,091,096

NET ASSETS CONSIST OF
Paid-in capital	$2,740,764,853
Accumulated loss	(322,673,757)

NET ASSETS	$2,418,091,096

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities (unaudited) (continued)

June 30, 2023

iShares U.S. Aggregate Bond Index Fund

NET ASSET VALUE

Institutional
Net assets	$211,086,290

Shares outstanding	23,549,477

Net asset value	$8.96

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$108,720,155

Shares outstanding	12,128,836

Net asset value	$8.96

Shares authorized	Unlimited

Par value	No par value

Investor P
Net assets	$7,517,546

Shares outstanding	838,841

Net asset value	$8.96

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$2,090,767,105

Shares outstanding	233,083,096

Net asset value	$8.97

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended June 30, 2023

iShares U.S. Aggregate Bond Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$2,052,676
Interest — unaffiliated	33,803,609
Securities lending income — affiliated — net	757,729
Foreign taxes withheld	(80)
Expenses	(482,395)
Fees waived	44,399

Total investment income	36,175,938

FUND EXPENSES
Administration — class specific	202,104
Service — class specific	134,458
Professional	6,034
Miscellaneous	1,635

Total expenses	344,231
Less:
Fees waived and/or reimbursed by the Administrator	(6,034)

Total expenses after fees waived and/or reimbursed	338,197

Net investment income	35,837,741

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(6,079,557)
Investments — affiliated	(12,899)

(6,092,456)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	21,923,137
Investments — affiliated	(70,756)

21,852,381

Net realized and unrealized gain	15,759,925

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,597,666

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares U.S. Aggregate Bond Index Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$35,837,741	$49,564,932
Net realized loss	(6,092,456)	(25,330,838)
Net change in unrealized appreciation (depreciation)	21,852,381	(347,803,893)

Net increase (decrease) in net assets resulting from operations	51,597,666	(323,569,799)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,568,023)	(6,926,921)
Investor A	(1,403,657)	(2,488,815)
Investor P	(102,699)	(164,425)
Class K	(30,861,102)	(45,478,768)

Decrease in net assets resulting from distributions to shareholders	(35,935,481)	(55,058,929)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	175,172,074	19,825,572

NET ASSETS
Total increase (decrease) in net assets	190,834,259	(358,803,156)
Beginning of period	2,227,256,837	2,586,059,993

End of period	$2,418,091,096	$2,227,256,837

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$8.89		$10.48	$10.89		$10.39	$9.85		$10.13

Net investment income(a)	0.14		0.20	0.19		0.24	0.29		0.26
Net realized and unrealized gain (loss)	0.06		(1.56)	(0.39)		0.54	0.54		(0.28)

Net increase (decrease) from investment operations	0.20		(1.36)	(0.20)		0.78	0.83		(0.02)

Distributions(b)
From net investment income		(0.13)	(0.23)	(0.21)		(0.26)	(0.29)		(0.26)
From net realized gain	—		—	(0.00	)(c)	(0.02)	—		—
Return of capital	—		—	(0.00	)(c)	—	—		(0.00	)(c)

Total distributions		(0.13)	(0.23)	(0.21)		(0.28)	(0.29)		(0.26)

Net asset value, end of period	$8.96		$8.89	$10.48		$10.89	$10.39		$9.85

Total Return(d)
Based on net asset value	2.31	%(e)	(13.09)%	(1.85)%		7.59%	8.56	%(f)	(0.13)%

Ratios to Average Net Assets(g)(h)
Total expenses	0.10	%(i)	0.10%	0.09%		0.09%	0.10%		0.09%

Total expenses after fees waived and/or reimbursed	0.10	%(i)	0.10%	0.09%		0.09%	0.10%		0.09%

Net investment income	3.04	%(i)	2.13%	1.75%		2.18%	2.85%		2.67%

Supplemental Data
Net assets, end of period (000)	$211,086		$248,151	$419,040		$371,074	$187,854		$150,714

Portfolio turnover rate of the Master Portfolio(j)		37%	161%	175%		186%	158%		274%

(a)   Based on average shares outstanding.

(b)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Amount is greater than $(0.005) per share.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Not annualized.

(f)   Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g)   Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(h)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(i) Annualized.

(j) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)		23%	93%	89%		101%	97%		162%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$8.89		$10.48	$10.89		$10.39	$9.84		$10.13

Net investment income(a)	0.13		0.18	0.16		0.21	0.26		0.24
Net realized and unrealized gain (loss)	0.06		(1.57)	(0.39)		0.54	0.56		(0.29)

Net increase (decrease) from investment operations	0.19		(1.39)	(0.23)		0.75	0.82		(0.05)

Distributions(b)
From net investment income		(0.12)	(0.20)	(0.18)		(0.23)	(0.27)		(0.24)
From net realized gain	—		—	(0.00	)(c)	(0.02)	—		—
Return of capital	—		—	(0.00	)(c)	—	—		(0.00	)(c)

Total distributions		(0.12)	(0.20)	(0.18)		(0.25)	(0.27)		(0.24)

Net asset value, end of period	$8.96		$8.89	$10.48		$10.89	$10.39		$9.84

Total Return(d)
Based on net asset value	2.18	%(e)	(13.31)%	(2.09)%		7.33%	8.39	%(f)	(0.48)%

Ratios to Average Net Assets(g)(h)
Total expenses	0.35	%(i)	0.35%	0.34%		0.34%	0.35%		0.34%

Total expenses after fees waived and/or reimbursed	0.35	%(i)	0.35%	0.34%		0.34%	0.35%		0.34%

Net investment income	2.80	%(i)	1.90%	1.46%		1.98%	2.61%		2.39%

Supplemental Data
Net assets, end of period (000)	$108,720		$96,331	$144,418		$161,624	$121,421		$126,483

Portfolio turnover rate of the Master Portfolio(j)		37%	161%	175%		186%	158%		274%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(h) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(i)  Annualized.

(j)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)		23%	93%	89%		101%	97%		162%

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Investor P

	Six Months Ended								Period from
	06/30/23		Year Ended	Year Ended		Year Ended	Year Ended		08/06/18	(a)
	(unaudited)		12/31/22	12/31/21		12/31/20	12/31/19		to 12/31/18

Net asset value, beginning of period	$8.89		$10.48	$10.89		$10.39	$9.85		$9.83

Net investment income(b)	0.13		0.18	0.16		0.21	0.27		0.10
Net realized and unrealized gain (loss)	0.06		(1.57)		(0.39)	0.55	0.54		0.03

Net increase (decrease) from investment operations	0.19		(1.39)		(0.23)	0.76	0.81		0.13

Distributions(c)
From net investment income		(0.12)	(0.20)		(0.18)	(0.24)	(0.27)			(0.11)
From net realized gain	—		—	(0.00	)(d)	(0.02)	—		—
Return of capital	—		—	(0.00	)(d)	—	—		(0.00	)(d)

Total distributions		(0.12)	(0.20)		(0.18)	(0.26)	(0.27)			(0.11)

Net asset value, end of period	$8.96		$8.89	$10.48		$10.89	$10.39		$9.85

Total Return(e)
Based on net asset value	2.18	%(f)	(13.31)%		(2.09)%	7.34%	8.32	%(g)	1.30	%(f)

Ratios to Average Net Assets(h)(i)
Total expenses	0.35	%(j)	0.35%		0.34%	0.34%	0.35%		0.34	%(j)

Total expenses after fees waived and/or reimbursed	0.35	%(j)	0.35%		0.34%	0.34%	0.35%		0.34	%(j)

Net investment income	2.80	%(j)	1.91%		1.50%	1.95%	2.54%		2.61	%(j)

Supplemental Data
Net assets, end of period (000)	$7,518		$7,148	$8,461		$7,045	$2,714		$277

Portfolio turnover rate of the Master Portfolio(k)		37%	161%		175%	186%	158%			274%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)  Not annualized.

(g) Includes payment from an affiliate, which had no impact on the Fund’s total return.

(h) Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(i)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(j)  Annualized.

(k)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended								Period from
	06/30/23		Year Ended	Year Ended		Year Ended	Year Ended		08/06/18	(a)
	(unaudited)		12/31/22	12/31/21		12/31/20	12/31/19		to 12/31/18

Portfolio turnover rate (excluding MDRs)		23%	93%		89%	101%	97%			162%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of period	$8.90		$10.49	$10.90		$10.40	$9.85		$10.13

Net investment income(a)	0.14		0.21	0.19		0.25	0.29		0.27
Net realized and unrealized gain (loss)	0.07		(1.57)	(0.39)		0.54	0.56		(0.28)

Net increase (decrease) from investment operations	0.21		(1.36)	(0.20)		0.79	0.85		(0.01)

Distributions(b)
From net investment income		(0.14)	(0.23)	(0.21)		(0.27)	(0.30)		(0.27)
From net realized gain	—		—	(0.00	)(c)	(0.02)	—		—
Return of capital	—		—	(0.00	)(c)	—	—		(0.00	)(c)

Total distributions		(0.14)	(0.23)	(0.21)		(0.29)	(0.30)		(0.27)

Net asset value, end of period	$8.97		$8.90	$10.49		$10.90	$10.40		$9.85

Total Return(d)
Based on net asset value	2.33	%(e)	(13.03)%	(1.80)%		7.64%	8.71	%(f)	(0.08)%

Ratios to Average Net Assets(g)(h)
Total expenses	0.05	%(i)	0.05%	0.04%		0.04%	0.05%		0.04%

Total expenses after fees waived and/or reimbursed	0.05	%(i)	0.05%	0.04%		0.04%	0.05%		0.04%

Net investment income	3.10	%(i)	2.23%	1.80%		2.29%	2.89%		2.71%

Supplemental Data
Net assets, end of period (000)	$2,090,767		$1,875,627	$2,014,141		$2,165,698	$1,730,754		$1,027,621

Portfolio turnover rate of the Master Portfolio(j)		37%	161%	175%		186%	158%		274%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(h) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(i)  Annualized.

(j)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)		23%	93%	89%		101%	97%		162%

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares U.S. Aggregate Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2023, the percentage of the Master Portfolio owned by the Fund was 100.0%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees,

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (unaudited) (continued)

distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Investor A	Investor P	Class K

Administration fees - class specific	0.06%	0.06%	0.06%	0.01%

For the six months ended June 30, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor P	Class K	Total

Administration fees — class specific	$70,434	$30,069	$2,201	$99,400	$202,104

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the six months ended June 30, 2023, BAL did not waive any amount.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees

Investor A	0.25%
Investor P	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2023, the following table shows the class specific service fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor P	Total

iShares U.S. Aggregate Bond Index Fund	$125,286	$9,172	$ 134,458

Other Fees: For the six months ended June 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares for a total of $754.

Expense Limitations, Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. Each of BAL and BFA, as applicable, has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2024. The amount waived is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $6,034.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

As of December 31, 2022, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)

iShares U.S. Aggregate Bond Index Fund	$ (45,730,483)

(a)	Amounts available to offset future realized capital gains.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iShares U.S. Aggregate Bond Index Fund	$ 3,258,616,527	$6,260,933	$(274,779,586)	$(268,518,653)

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares U.S. Aggregate Bond Index Fund
Institutional
Shares sold	10,828,923	$98,426,437	23,599,200	$220,083,866
Shares issued in reinvestment of distributions	376,347	3,404,392	739,207	6,926,315
Shares redeemed	(15,557,387)	(140,912,722)	(36,418,384)	(345,826,812)

	(4,352,117)	$(39,081,893)	(12,079,977)	$(118,816,631)

Investor A
Shares sold	2,524,082	$22,839,991	2,719,233	$25,927,139
Shares issued in reinvestment of distributions	153,027	1,384,897	265,851	2,486,947
Shares redeemed	(1,379,169)	(12,486,991)	(5,934,097)	(55,844,289)

	1,297,940	$11,737,897	(2,949,013)	$(27,430,203)

Investor P
Shares sold	85,916	$778,913	225,782	$2,110,100
Shares issued in reinvestment of distributions	10,935	98,949	17,192	160,295
Shares redeemed	(61,854)	(558,714)	(246,653)	(2,312,593)

	34,997	$319,148	(3,679)	$(42,198)

Class K
Shares sold	47,617,354	$431,058,073	81,235,119	$765,739,651
Shares issued in reinvestment of distributions	3,344,156	30,294,444	4,736,235	44,142,478
Shares redeemed	(28,614,880)	(259,155,595)	(67,276,247)	(643,767,525)

	22,346,630	$202,196,922	18,695,107	$166,114,604

	19,327,450	$175,172,074	3,662,438	$19,825,572

As of June 30, 2023, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 20,346 Investor P Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Master Portfolio Information as of June 30, 2023	U.S. Total Bond Index Master Portfolio

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments

U.S. Treasury Obligations	41.3%
U.S. Government Sponsored Agency Securities	28.9
Corporate Bonds	25.8
Foreign Agency Obligations	2.3
Other*	1.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percentage of Total Investments

AAA/Aaa(c)	73.4%
AA/Aa	2.9
A	12.0
BBB/Baa	11.7
N/R	—	(d)

(a)	Excludes short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(d)	Rounds to less than 0.1% of total investments.
*	Includes one or more investment categories that individually represents less than 1.0% of the Master Portfolio’s total investments. Please refer to the Schedule of Investments for details.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust, Series 2022-2, Class A, 3.39%, 05/15/27	$1,698	$1,638,671
BA Credit Card Trust, Series 2021-A1, Class A1, 0.44%, 09/15/26	854	820,230
Carmax Auto Owner Trust, Series 2021-1, Class A4, 0.53%, 10/15/26	178	165,109
GM Financial Consumer Automobile Receivables Trust
Series 2020-2, Class A3, 1.49%, 12/16/24	2	2,360
Series 2020-2, Class A4, 1.74%, 08/18/25	403	395,043
Toyota Auto Receivables Owner Trust
Series 2021-B, Class A3, 0.26%, 11/17/25	441	426,717
Series 2021-B, Class A4, 0.53%, 10/15/26	427	394,534
Verizon Master Trust, Series 2021-1, Class A, 0.50%, 05/20/27	488	465,831

Total Asset-Backed Securities — 0.2% (Cost: $4,498,001)		4,308,495

Corporate Bonds

Advertising Agencies — 0.0%
Omnicom Group, Inc.
2.45%, 04/30/30	121	101,496
2.60%, 08/01/31(a)	68	56,372
Omnicom Group, Inc./Omnicom Capital, Inc.
3.65%, 11/01/24	70	67,980
3.60%, 04/15/26	87	83,563

		309,411

Aerospace & Defense — 0.6%
3M Co.(a)
2.00%, 02/14/25	171	161,293
3.00%, 08/07/25	87	83,053
2.88%, 10/15/27	130	118,968
3.38%, 03/01/29	211	193,556
2.38%, 08/26/29	169	145,141
3.13%, 09/19/46	87	61,260
3.63%, 10/15/47	104	79,980
3.25%, 08/26/49	75	54,354
3.70%, 04/15/50	87	68,847
Boeing Co.
4.88%, 05/01/25	341	336,154
2.75%, 02/01/26	171	159,235
2.20%, 02/04/26	427	391,904
3.10%, 05/01/26	171	160,642
2.70%, 02/01/27(a)	80	73,121
2.80%, 03/01/27(a)	171	155,905
5.04%, 05/01/27	341	336,829
3.25%, 03/01/28	300	272,895
3.20%, 03/01/29(a)	341	304,888
2.95%, 02/01/30	100	86,916
5.15%, 05/01/30	300	297,105
6.13%, 02/15/33(a)	74	77,147
3.25%, 02/01/35	275	222,978
5.71%, 05/01/40(a)	341	340,150
3.38%, 06/15/46(a)	87	60,974
3.85%, 11/01/48	171	126,072
3.90%, 05/01/49(a)	130	99,372
3.75%, 02/01/50(a)	243	182,509
5.81%, 05/01/50(a)	300	298,905
5.93%, 05/01/60	427	422,895

Security	Par (000)	Value

Aerospace & Defense (continued)
Carlisle Cos., Inc., 2.75%, 03/01/30	$189	$161,107
Eaton Corp.
3.10%, 09/15/27	118	110,676
4.15%, 11/02/42	87	77,395
General Dynamics Corp.
3.25%, 04/01/25	87	84,111
3.50%, 05/15/25	171	166,038
1.15%, 06/01/26(a)	78	70,467
2.13%, 08/15/26(a)	87	80,127
3.75%, 05/15/28(a)	87	83,325
2.25%, 06/01/31(a)	61	51,336
4.25%, 04/01/40	171	157,332
2.85%, 06/01/41	83	62,827
4.25%, 04/01/50(a)	87	79,748
Huntington Ingalls Industries, Inc., 2.04%, 08/16/28	71	59,615
Illinois Tool Works, Inc.
4.88%, 09/15/41	181	179,213
3.90%, 09/01/42	75	65,684
L3Harris Technologies, Inc.
3.83%, 04/27/25	87	84,249
4.40%, 06/15/28(a)	171	164,354
4.40%, 06/15/28	87	83,619
2.90%, 12/15/29	121	104,715
1.80%, 01/15/31	158	125,050
Lockheed Martin Corp.
3.55%, 01/15/26	194	188,149
5.10%, 11/15/27(a)	35	35,593
1.85%, 06/15/30	300	249,601
3.90%, 06/15/32(a)	58	54,623
5.25%, 01/15/33(a)	50	51,798
3.60%, 03/01/35	65	58,101
4.50%, 05/15/36	141	136,087
4.07%, 12/15/42	189	168,183
4.70%, 05/15/46	130	124,975
4.09%, 09/15/52	87	76,506
4.15%, 06/15/53	140	123,250
5.70%, 11/15/54(a)	110	122,129
4.30%, 06/15/62	140	123,953
5.90%, 11/15/63	40	45,509
Northrop Grumman Corp.
2.93%, 01/15/25	171	164,325
3.25%, 01/15/28(a)	341	318,010
4.40%, 05/01/30	171	166,490
4.70%, 03/15/33(a)	100	98,141
4.75%, 06/01/43	151	141,315
4.03%, 10/15/47	257	220,791
4.95%, 03/15/53(a)	75	73,065
Parker-Hannifin Corp.
4.25%, 09/15/27	70	67,870
3.25%, 06/14/29(a)	341	310,144
4.50%, 09/15/29(a)	100	97,172
4.20%, 11/21/34(a)	87	79,660
4.10%, 03/01/47(a)	87	73,931
4.00%, 06/14/49	87	72,417
Raytheon Technologies Corp.
3.95%, 08/16/25(a)	171	167,545
5.00%, 02/27/26	75	74,901
2.65%, 11/01/26	300	278,075
3.50%, 03/15/27	171	162,514
3.13%, 05/04/27(a)	171	160,164

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Raytheon Technologies Corp. (continued)
4.13%, 11/16/28(a)	$211	$203,222
2.25%, 07/01/30	246	207,497
1.90%, 09/01/31	171	136,516
5.15%, 02/27/33	125	126,709
4.45%, 11/16/38	87	80,020
4.88%, 10/15/40	87	82,844
4.70%, 12/15/41	74	68,789
4.15%, 05/15/45	87	73,956
3.75%, 11/01/46	130	104,744
4.35%, 04/15/47	171	151,538
4.05%, 05/04/47	87	73,929
4.63%, 11/16/48	214	199,650
3.13%, 07/01/50(a)	227	164,384
2.82%, 09/01/51	87	58,429
3.03%, 03/15/52(a)	100	70,297
5.38%, 02/27/53(a)	95	98,647
Teledyne Technologies, Inc., 2.75%, 04/01/31(a)	171	142,802
Textron, Inc., 3.00%, 06/01/30(a)	171	149,055

		13,902,051

Air Freight & Logistics — 0.0%
JB Hunt Transport Services, Inc., 3.88%, 03/01/26	171	164,883

Automobile Components — 0.0%
Aptiv PLC(a)
4.40%, 10/01/46	87	67,361
3.10%, 12/01/51	171	107,507
Aptiv PLC/Aptiv Corp.(a)
3.25%, 03/01/32	102	87,328
4.15%, 05/01/52	87	66,221
BorgWarner, Inc.(a)
3.38%, 03/15/25	70	67,026
2.65%, 07/01/27	156	141,827
Lear Corp.
2.60%, 01/15/32(a)	71	55,155
5.25%, 05/15/49	87	75,604
3.55%, 01/15/52(a)	74	49,370
Magna International, Inc.
2.45%, 06/15/30(a)	60	50,801
5.50%, 03/21/33	20	20,360

		788,560

Automobiles — 0.4%
Advance Auto Parts, Inc., 3.50%, 03/15/32(a)	70	55,974
American Honda Finance Corp.
0.75%, 08/09/24(a)	74	70,223
2.15%, 09/10/24(a)	171	164,032
1.50%, 01/13/25(a)	87	81,984
4.60%, 04/17/25	60	59,209
1.30%, 09/09/26	71	63,225
2.35%, 01/08/27(a)	87	79,706
4.70%, 01/12/28	20	19,835
2.00%, 03/24/28(a)	93	81,555
2.25%, 01/12/29(a)	87	75,607
4.60%, 04/17/30	60	58,592
AutoNation, Inc.
1.95%, 08/01/28	74	60,279
2.40%, 08/01/31	78	59,177
3.85%, 03/01/32(a)	80	67,871
AutoZone, Inc., 4.75%, 08/01/32(a)	100	96,506

Security	Par (000)	Value

Automobiles (continued)
Cummins, Inc.(a)
0.75%, 09/01/25	$87	$79,205
2.60%, 09/01/50	87	56,034
General Motors Co.
4.00%, 04/01/25(a)	341	331,211
4.20%, 10/01/27(a)	171	162,045
6.80%, 10/01/27(a)	104	108,032
5.40%, 10/15/29(a)	65	63,378
5.60%, 10/15/32(a)	100	96,747
5.00%, 04/01/35(a)	130	117,837
6.60%, 04/01/36(a)	87	89,328
5.15%, 04/01/38	87	77,428
5.20%, 04/01/45(a)	171	145,867
6.75%, 04/01/46	133	134,460
5.95%, 04/01/49	112	104,650
General Motors Financial Co., Inc.
1.20%, 10/15/24(a)	105	98,770
4.00%, 01/15/25(a)	87	84,315
2.90%, 02/26/25(a)	114	108,167
2.75%, 06/20/25(a)	169	159,202
4.30%, 07/13/25(a)	171	165,855
6.05%, 10/10/25(a)	380	380,665
5.25%, 03/01/26(a)	179	176,288
5.40%, 04/06/26(a)	65	64,256
1.50%, 06/10/26(a)	171	151,111
4.35%, 01/17/27(a)	87	83,405
2.35%, 02/26/27(a)	171	152,427
5.00%, 04/09/27(a)	200	194,624
2.70%, 08/20/27(a)	171	151,436
6.00%, 01/09/28	50	50,401
2.40%, 04/10/28	89	76,733
5.80%, 06/23/28	55	54,790
2.40%, 10/15/28	168	142,245
5.65%, 01/17/29(a)	87	85,567
4.30%, 04/06/29	300	275,312
5.85%, 04/06/30(a)	45	44,607
3.60%, 06/21/30	90	77,758
2.70%, 06/10/31(a)	122	97,307
3.10%, 01/12/32(a)	75	60,660
6.40%, 01/09/33(a)	75	76,233
Honda Motor Co. Ltd., 2.97%, 03/10/32(a)	133	117,803
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/31(a)	104	129,159
PACCAR Financial Corp.
0.50%, 08/09/24(a)	72	68,161
3.55%, 08/11/25(a)	270	261,774
4.95%, 10/03/25(a)	80	79,486
4.45%, 03/30/26	220	218,181
1.10%, 05/11/26(a)	110	98,914
2.00%, 02/04/27(a)	75	67,871
4.60%, 01/10/28(a)	100	100,339
Toyota Motor Corp.
2.36%, 07/02/24(a)	87	84,262
1.34%, 03/25/26(a)	87	78,936
2.76%, 07/02/29(a)	65	58,721
2.36%, 03/25/31	87	74,186
Toyota Motor Credit Corp.
0.63%, 09/13/24(a)	155	146,387
4.40%, 09/20/24	100	98,754
4.80%, 01/10/25(a)	40	39,713
1.45%, 01/13/25(a)	171	161,291

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles (continued)
Toyota Motor Credit Corp. (continued)
3.95%, 06/30/25(a)	$85	$83,142
3.65%, 08/18/25(a)	80	77,301
5.40%, 11/10/25(a)	100	100,652
4.45%, 05/18/26	80	78,816
1.13%, 06/18/26(a)	210	187,765
1.90%, 01/13/27(a)	171	154,404
3.05%, 03/22/27(a)	171	160,146
4.55%, 09/20/27	100	98,603
4.63%, 01/12/28(a)	40	39,649
1.90%, 04/06/28(a)	189	165,535
3.65%, 01/08/29(a)	171	160,671
4.45%, 06/29/29(a)	100	98,059
2.15%, 02/13/30(a)	87	74,428
3.38%, 04/01/30	300	275,924
4.55%, 05/17/30	80	78,043
1.90%, 09/12/31(a)	121	97,335
4.70%, 01/12/33(a)	45	44,550

		9,531,092

Banks — 1.7%
African Development Bank, 4.38%, 03/14/28	600	601,156
Asian Development Bank, 3.75%, 04/25/28(a)	1,000	976,870
Banco Bilbao Vizcaya Argentaria SA, (1-year CMT + 2.30%), 5.86%, 09/14/26(a)(b)	200	197,260
Bank of America Corp.
5.29%, 04/25/34	520	515,167
(1-day SOFR + 1.29%), 5.08%, 01/20/27(b)	230	226,471
Bank of Montreal
0.63%, 07/09/24(a)	171	162,413
5.30%, 06/05/26	40	39,907
2.65%, 03/08/27(a)	133	121,761
5.20%, 02/01/28(a)	150	149,973
(5-year CMT + 1.40%), 3.09%, 01/10/37(b)	241	189,278
(5-year USD Swap + 1.43%), 3.80%, 12/15/32(a)(b)	87	76,690
Bank of Nova Scotia
5.45%, 06/12/25(a)	60	59,691
4.75%, 02/02/26	60	59,069
5.25%, 06/12/28	60	59,591
4.85%, 02/01/30(a)	60	57,884
Barclays PLC(b)
(1-day SOFR + 2.21%), 5.83%, 05/09/27	200	197,281
(1-day SOFR + 2.98%), 6.22%, 05/09/34	200	199,207
Canadian Imperial Bank of Commerce
1.00%, 10/18/24(a)	171	161,056
5.14%, 04/28/25	60	59,505
3.95%, 08/04/25	100	96,691
0.95%, 10/23/25(a)	124	112,570
1.25%, 06/22/26	341	302,628
5.00%, 04/28/28	60	59,051
Citigroup, Inc.
(1-day SOFR + 2.66%), 6.17%, 05/25/34	50	50,436
(3-mo. CME Term SOFR + 1.43%), 3.88%, 01/24/39(b)	200	167,351
Citizens Financial Group, Inc.
2.85%, 07/27/26	257	226,221
2.50%, 02/06/30(a)	61	47,762
(5-year CMT + 2.75%), 5.64%, 05/21/37(a)(b)	61	52,452
Comerica, Inc., 4.00%, 02/01/29(a)	171	142,022

Security	Par (000)	Value

Banks (continued)
Cooperatieve Rabobank UA
3.38%, 05/21/25	$500	$481,764
4.38%, 08/04/25	500	482,569
5.25%, 05/24/41(a)	176	183,931
5.75%, 12/01/43	250	251,119
Credit Suisse AG, 7.50%, 02/15/28(a)	250	265,553
Credit Suisse AG/New York(a)
3.70%, 02/21/25	270	258,013
5.00%, 07/09/27	250	241,348
Discover Bank, 3.45%, 07/27/26	250	230,103
Fifth Third Bancorp
2.55%, 05/05/27	121	106,878
8.25%, 03/01/38	75	85,984
(1-day SOFR + 0.69%), 1.71%, 11/01/27(a)(b)	171	146,055
(1-day SOFR + 1.36%), 4.06%, 04/25/28(a)(b)	61	56,121
(1-day SOFR + 1.66%), 4.34%, 04/25/33(a)(b)	61	53,747
(1-day SOFR Index + 2.13%), 4.77%, 07/28/30(b)	100	93,444
(1-day SOFR Index + 2.19%), 6.36%, 10/27/28(b)	100	99,558
First-Citizens Bank & Trust Co., 6.13%, 03/09/28(a)	75	73,987
HSBC Bank USA NA, 7.00%, 01/15/39	250	271,636
HSBC Holdings PLC, (1-day SOFR + 2.65%), 6.33%, 03/09/44(b)	225	233,238
Huntington Bancshares, Inc.(a)
2.63%, 08/06/24	133	127,229
4.00%, 05/15/25	171	163,912
(1-day SOFR + 1.97%), 4.44%, 08/04/28(b)	260	241,537
(1-day SOFR + 2.05%), 5.02%, 05/17/33(b)	73	66,722
Huntington National Bank, (1-day SOFR Index + 1.65%), 4.55%, 05/17/28(a)(b)	280	261,208
ING Groep NV
3.95%, 03/29/27	250	236,751
(1-day SOFR + 1.01%), 1.73%, 04/01/27(b)	350	311,697
(1-day SOFR + 1.83%), 4.02%, 03/28/28(b)	211	197,961
Inter-American Development Bank
4.00%, 01/12/28(a)	500	493,932
3.50%, 04/12/33	1,000	959,688
International Bank for Reconstruction & Development
3.50%, 07/12/28	1,000	965,393
3.88%, 02/14/30	1,000	984,244
JPMorgan Chase & Co., (1-day SOFR + 1.85%), 5.35%, 06/01/34	180	181,435
KeyBank NA/Cleveland OH(a)
5.85%, 11/15/27	250	235,418
5.00%, 01/26/33	250	216,364
KeyCorp.
2.25%, 04/06/27(a)	87	72,179
2.55%, 10/01/29(a)	87	65,653
(1-day SOFR Index + 2.06%), 4.79%, 06/01/33(b)	105	88,026
Kreditanstalt fuer Wiederaufbau, 3.75%, 02/15/28(a)	400	391,105
M&T Bank Corp., (1-day SOFR Index + 1.78%), 4.55%, 08/16/28(a)(b)	100	93,412
Manufacturers & Traders Trust Co., 5.40%, 11/21/25(a)	340	329,446
Mizuho Financial Group, Inc.(c)
(1-year CMT + 1.65%), 5.78%, 07/06/29	200	200,493
(1-year CMT + 1.90%), 5.75%, 07/06/34	200	200,595

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Morgan Stanley Bank NA, 4.75%, 04/21/26	$250	$246,318
National Australia Bank Ltd., 4.90%, 06/13/28	300	297,039
PNC Bank NA
2.95%, 02/23/25(a)	250	237,991
3.88%, 04/10/25	250	238,646
4.05%, 07/26/28(a)	300	276,371
PNC Financial Services Group, Inc.
2.20%, 11/01/24(a)	75	71,263
1.15%, 08/13/26(a)	171	150,021
3.45%, 04/23/29	341	307,022
2.55%, 01/22/30	171	143,654
(1-day SOFR + 0.98%), 2.31%, 04/23/32(a)(b)	171	138,774
(1-day SOFR + 1.09%), 4.76%, 01/26/27(b)	230	224,784
(1-day SOFR + 1.32%), 5.81%, 06/12/26(b)	74	73,550
(1-day SOFR + 1.62%), 5.35%, 12/02/28(a)(b)	135	133,499
(1-day SOFR + 1.84%), 5.58%, 06/12/29	74	73,652
(1-day SOFR + 1.93%), 5.07%, 01/24/34(a)(b)	205	196,587
Regions Financial Corp.
2.25%, 05/18/25(a)	341	315,383
1.80%, 08/12/28	341	275,437
Royal Bank of Canada
2.55%, 07/16/24(a)	171	165,738
3.97%, 07/26/24	95	93,288
0.65%, 07/29/24	341	323,104
5.66%, 10/25/24	100	99,960
2.25%, 11/01/24	257	245,225
3.38%, 04/14/25	79	76,051
4.95%, 04/25/25(a)	80	78,973
4.88%, 01/12/26	100	98,896
0.88%, 01/20/26(a)	341	305,096
4.65%, 01/27/26	121	117,817
1.20%, 04/27/26	281	250,582
1.15%, 07/14/26(a)	171	151,283
1.40%, 11/02/26	76	66,919
2.05%, 01/21/27(a)	87	78,036
3.63%, 05/04/27	79	74,761
4.24%, 08/03/27(a)	100	96,479
6.00%, 11/01/27	100	102,407
4.90%, 01/12/28(a)	100	98,693
2.30%, 11/03/31	200	162,436
3.88%, 05/04/32	79	72,330
5.00%, 02/01/33	100	98,005
5.00%, 05/02/33	80	78,066
Santander Holdings USA, Inc.
3.24%, 10/05/26(a)	341	307,020
(1-day SOFR + 1.25%), 2.49%, 01/06/28(b)	140	120,915
(1-day SOFR + 2.33%), 5.81%, 09/09/26(b)	340	333,928
(1-day SOFR + 2.36%), 6.50%, 03/09/29(b)	70	69,239
(1-day SOFR + 2.70%), 6.57%, 06/12/29(b)	28	27,456
Santander U.K. Group Holdings PLC(b)
(1-day SOFR + 1.22%), 2.47%, 01/11/28	200	174,597
(1-day SOFR + 2.60%), 6.53%, 01/10/29	200	201,367
(1-day SOFR + 2.75%), 6.83%, 11/21/26(a)	300	300,682
Synchrony Bank, 5.63%, 08/23/27	250	234,567
Toronto-Dominion Bank
0.70%, 09/10/24	189	178,193
4.29%, 09/13/24	200	196,432
1.25%, 12/13/24(a)	171	160,940
1.45%, 01/10/25(a)	87	81,895
3.77%, 06/06/25	100	96,952
0.75%, 01/06/26(a)	307	274,099

Security	Par (000)	Value

Banks (continued)
Toronto-Dominion Bank (continued)
1.20%, 06/03/26	$307	$273,007
1.25%, 09/10/26	189	167,073
1.95%, 01/12/27	87	78,205
2.80%, 03/10/27	133	121,911
4.11%, 06/08/27	100	95,639
4.69%, 09/15/27	200	195,741
2.00%, 09/10/31	189	149,975
2.45%, 01/12/32	87	71,345
3.20%, 03/10/32	133	115,014
4.46%, 06/08/32	55	52,192
(5-year USD Swap + 2.21%), 3.63%, 09/15/31(a)(b)	87	80,269
Truist Bank, 3.80%, 10/30/26(a)	250	227,777
Truist Financial Corp.
2.50%, 08/01/24(a)	341	327,519
2.85%, 10/26/24(a)	87	83,511
1.13%, 08/03/27(a)	155	130,501
1.95%, 06/05/30(a)	141	112,031
(1-day SOFR + 0.86%), 1.89%, 06/07/29(a)(b)	171	142,137
(1-day SOFR + 1.37%), 4.12%, 06/06/28(a)(b)	65	61,248
(1-day SOFR + 1.44%), 4.87%, 01/26/29(a)(b)	80	76,894
(1-day SOFR + 1.46%), 4.26%, 07/28/26(a)(b)	100	96,112
(1-day SOFR + 1.63%), 5.90%, 10/28/26(a)(b)	100	99,122
(1-day SOFR + 1.85%), 5.12%, 01/26/34(a)(b)	130	123,191
(1-day SOFR + 2.05%), 6.05%, 06/08/27	55	55,023
(1-day SOFR + 2.24%), 4.92%, 07/28/33(b)	100	91,385
(1-day SOFR + 2.30%), 6.12%, 10/28/33(a)(b)	100	101,482
(1-day SOFR + 2.36%), 5.87%, 06/08/34	345	345,142
U.S. Bancorp
2.40%, 07/30/24(a)	171	164,938
3.90%, 04/26/28(a)	341	320,516
1.38%, 07/22/30(a)	141	107,830
(1-day SOFR + 0.73%), 2.22%, 01/27/28(b)	87	77,125
(1-day SOFR + 1.02%), 2.68%, 01/27/33(a)(b)	87	69,604
(1-day SOFR + 1.23%), 4.65%, 02/01/29(a)(b)	150	143,293
(1-day SOFR + 1.43%), 5.73%, 10/21/26(a)(b)	70	69,960
(1-day SOFR + 1.60%), 4.84%, 02/01/34(a)(b)	150	140,104
(1-day SOFR + 1.66%), 4.55%, 07/22/28(b)	160	153,012
(1-day SOFR + 2.02%), 5.78%, 06/12/29(b)	55	54,984
(1-day SOFR + 2.09%), 5.85%, 10/21/33(a)(b)	200	200,266
(1-day SOFR + 2.11%), 4.97%, 07/22/33(a)(b)	175	158,546
(5-year CMT + 0.95%), 2.49%, 11/03/36(b)	121	88,510
Series V, 2.38%, 07/22/26(a)	87	79,462
U.S. Bank NA
3.40%, 07/24/23	228	227,691
2.80%, 01/27/25(a)	500	477,267
Wells Fargo & Co.
3.30%, 09/09/24(a)	130	126,641
3.00%, 02/19/25(a)	62	59,505
3.55%, 09/29/25(a)	171	163,895
3.00%, 04/22/26(a)	300	282,090
4.10%, 06/03/26	345	330,995
3.00%, 10/23/26	300	278,479
4.30%, 07/22/27	257	246,537
4.15%, 01/24/29(a)	171	162,060
5.39%, 04/24/34(a)	165	163,946
5.38%, 11/02/43	155	145,928
5.61%, 01/15/44(a)	114	109,442
4.65%, 11/04/44	270	229,045
3.90%, 05/01/45	197	157,697

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co. (continued)
4.90%, 11/17/45	$257	$226,173
4.40%, 06/14/46	244	198,153
4.75%, 12/07/46	275	234,074
(1-day SOFR + 1.32%), 3.91%, 04/25/26(b)	274	264,898
(1-day SOFR + 1.50%), 3.35%, 03/02/33(b)	87	74,459
(1-day SOFR + 1.51%), 3.53%, 03/24/28(b)	563	525,476
(1-day SOFR + 1.56%), 4.54%, 08/15/26(b)	155	151,449
(1-day SOFR + 1.98%), 4.81%, 07/25/28(a)(b)	210	205,259
(1-day SOFR + 2.00%), 2.19%, 04/30/26(a)(b)	511	478,775
(1-day SOFR + 2.10%), 2.39%, 06/02/28(b)	155	138,125
(1-day SOFR + 2.10%), 4.90%, 07/25/33(b)	500	479,606
(1-day SOFR + 2.13%), 4.61%, 04/25/53(b)	239	209,579
(1-day SOFR + 2.53%), 3.07%, 04/30/41(b)	341	250,811
(3-mo. CME Term SOFR + 1.01%), 2.16%, 02/11/26(b)	457	430,344
(3-mo. CME Term SOFR + 1.09%), 2.41%, 10/30/25(a)(b)	171	162,827
(3-mo. CME Term SOFR + 1.26%), 2.57%, 02/11/31(b)	257	217,599
(3-mo. CME Term SOFR + 1.43%), 3.20%, 06/17/27(b)	229	215,065
(3-mo. CME Term SOFR + 1.43%), 2.88%, 10/30/30(b)	341	294,516
(3-mo. CME Term SOFR + 1.57%), 3.58%, 05/22/28(b)	257	239,355
(3-mo. CME Term SOFR + 4.03%), 4.48%, 04/04/31(b)	341	324,222
(3-mo. CME Term SOFR + 4.50%), 5.01%, 04/04/51(b)	533	496,439
Wells Fargo Bank NA
5.85%, 02/01/37	250	253,032
6.60%, 01/15/38(a)	250	271,039
Westpac Banking Corp.
1.02%, 11/18/24(a)	89	83,744
2.35%, 02/19/25	87	83,018
2.85%, 05/13/26(a)	87	81,858
1.15%, 06/03/26	171	152,295
4.04%, 08/26/27(a)	200	193,769
5.46%, 11/18/27	250	253,705
3.40%, 01/25/28(a)	87	81,487
1.95%, 11/20/28	171	146,584
2.65%, 01/16/30(a)	138	121,391
2.15%, 06/03/31	240	201,796
4.42%, 07/24/39	171	140,597
3.13%, 11/18/41(a)	59	39,985
(1-year CMT + 2.68%), 5.41%, 08/10/33(b)	100	94,741
(5-year CMT + 1.35%), 2.89%, 02/04/30(b)	214	199,946
(5-year CMT + 1.53%), 3.02%, 11/18/36(b)	81	62,130
(5-year CMT + 1.75%), 2.67%, 11/15/35(b)	237	181,871
(5-year USD ICE Swap + 2.24%), 4.32%, 11/23/31(a)(b)	130	120,429

		42,202,715

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/26(a)	384	371,930
4.70%, 02/01/36	597	580,651
4.90%, 02/01/46(a)	882	843,007

Security	Par (000)	Value

Beverages (continued)
Anheuser-Busch InBev Finance, Inc.
4.70%, 02/01/36	$100	$97,261
4.63%, 02/01/44	112	102,752
4.90%, 02/01/46	87	83,154
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/28	171	165,357
4.75%, 01/23/29(a)	597	594,407
3.50%, 06/01/30	297	276,176
4.38%, 04/15/38	171	158,325
8.20%, 01/15/39	197	257,471
5.45%, 01/23/39(a)	171	176,942
4.35%, 06/01/40	171	157,241
4.95%, 01/15/42	87	84,909
4.60%, 04/15/48(a)	363	336,955
4.44%, 10/06/48(a)	109	98,086
5.55%, 01/23/49(a)	500	526,997
5.80%, 01/23/59	171	186,337
Brown-Forman Corp.
4.75%, 04/15/33(a)	40	40,150
4.00%, 04/15/38	87	76,735
Coca-Cola Co.
2.90%, 05/25/27(a)	87	82,307
1.50%, 03/05/28	171	150,171
2.13%, 09/06/29(a)	171	149,919
3.45%, 03/25/30	87	82,085
2.00%, 03/05/31	158	132,750
2.25%, 01/05/32(a)	291	247,606
2.50%, 06/01/40	171	128,789
2.88%, 05/05/41	87	68,744
2.60%, 06/01/50(a)	171	119,423
3.00%, 03/05/51(a)	140	106,663
2.50%, 03/15/51(a)	257	175,579
2.75%, 06/01/60(a)	75	51,636
Coca-Cola Femsa SAB de CV
2.75%, 01/22/30	150	132,045
1.85%, 09/01/32(a)	218	170,182
Constellation Brands, Inc.
4.75%, 12/01/25(a)	171	168,106
3.70%, 12/06/26	130	123,666
3.50%, 05/09/27	171	161,796
3.15%, 08/01/29(a)	171	154,133
2.25%, 08/01/31(a)	326	266,400
4.90%, 05/01/33(a)	60	58,952
4.10%, 02/15/48	87	70,809
3.75%, 05/01/50(a)	87	68,427
Diageo Capital PLC(a)
5.20%, 10/24/25	200	200,230
5.50%, 01/24/33	200	211,462
3.88%, 04/29/43	194	163,956
Diageo Investment Corp., 4.25%, 05/11/42	87	78,665
Keurig Dr. Pepper, Inc.
4.42%, 05/25/25(a)	60	58,814
3.95%, 04/15/29(a)	65	61,217
3.20%, 05/01/30	87	78,011
2.25%, 03/15/31(a)	87	71,562
4.05%, 04/15/32(a)	71	65,975
4.42%, 12/15/46	87	74,696
3.80%, 05/01/50	87	68,469
3.35%, 03/15/51	87	62,096
4.50%, 04/15/52(a)	72	63,445

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Molson Coors Beverage Co.
3.00%, 07/15/26(a)	$200	$186,819
5.00%, 05/01/42	100	92,602
4.20%, 07/15/46(a)	187	154,845
PepsiCo, Inc.
2.25%, 03/19/25	410	391,143
2.75%, 04/30/25	171	163,793
3.50%, 07/17/25(a)	87	84,600
4.55%, 02/13/26(a)	60	59,819
2.85%, 02/24/26(a)	87	82,880
2.38%, 10/06/26(a)	171	160,384
3.00%, 10/15/27(a)	87	81,887
3.60%, 02/18/28	50	48,114
4.45%, 05/15/28(a)	60	59,962
2.63%, 07/29/29(a)	171	154,037
2.75%, 03/19/30	341	306,686
1.63%, 05/01/30	104	86,423
1.40%, 02/25/31(a)	206	165,777
1.95%, 10/21/31	169	139,825
3.90%, 07/18/32(a)	70	67,298
4.45%, 02/15/33(a)	60	60,482
2.63%, 10/21/41	87	65,570
3.45%, 10/06/46	289	237,562
3.38%, 07/29/49	75	61,031
2.88%, 10/15/49	87	65,337
3.63%, 03/19/50	121	102,843
2.75%, 10/21/51	257	184,378
4.20%, 07/18/52	25	23,282
4.65%, 02/15/53	60	60,433

		12,691,441

Biotechnology — 0.4%
Amgen, Inc.
5.25%, 03/02/25	335	333,230
3.13%, 05/01/25	130	124,514
2.60%, 08/19/26	124	114,804
5.15%, 03/02/28	330	329,703
4.05%, 08/18/29(a)	330	312,885
5.25%, 03/02/30	345	345,688
2.00%, 01/15/32(a)	240	189,538
3.35%, 02/22/32	73	64,327
4.20%, 03/01/33	330	307,965
5.25%, 03/02/33	365	365,466
3.15%, 02/21/40	171	130,769
2.80%, 08/15/41	189	133,537
4.95%, 10/01/41	341	317,007
5.15%, 11/15/41(a)	87	84,075
5.60%, 03/02/43	330	330,999
4.56%, 06/15/48	87	77,079
3.38%, 02/21/50	171	125,283
4.66%, 06/15/51(a)	300	268,658
3.00%, 01/15/52(a)	240	160,006
4.20%, 02/22/52(a)	60	49,643
4.88%, 03/01/53	55	50,605
5.65%, 03/02/53	295	298,748
2.77%, 09/01/53	71	44,114
4.40%, 02/22/62(a)	275	225,700
5.75%, 03/02/63(a)	210	213,032
Baxalta, Inc.(a)
4.00%, 06/23/25	240	232,831
5.25%, 06/23/45	78	76,880

Security	Par (000)	Value

Biotechnology (continued)
Biogen, Inc.
4.05%, 09/15/25	$103	$99,658
2.25%, 05/01/30	138	115,288
3.15%, 05/01/50	193	132,038
3.25%, 02/15/51	104	72,600
Bio-Rad Laboratories, Inc.(a)
3.30%, 03/15/27	60	55,820
3.70%, 03/15/32	67	58,844
Gilead Sciences, Inc.
3.50%, 02/01/25	200	193,927
3.65%, 03/01/26	227	218,377
2.95%, 03/01/27(a)	87	81,700
1.20%, 10/01/27	62	53,504
1.65%, 10/01/30(a)	183	149,354
4.60%, 09/01/35	231	222,416
2.60%, 10/01/40(a)	100	72,425
5.65%, 12/01/41(a)	181	190,334
4.80%, 04/01/44	189	180,413
4.75%, 03/01/46	257	241,884
4.15%, 03/01/47	197	170,923
Illumina, Inc.
5.80%, 12/12/25	100	100,250
5.75%, 12/13/27	100	100,441
2.55%, 03/23/31	55	45,345
Regeneron Pharmaceuticals, Inc.(a)
1.75%, 09/15/30	140	111,590
2.80%, 09/15/50	144	92,728
Royalty Pharma PLC
1.20%, 09/02/25(a)	171	154,217
1.75%, 09/02/27(a)	257	220,373
2.15%, 09/02/31	59	46,249
3.30%, 09/02/40	171	121,744
3.35%, 09/02/51	87	56,049

		8,665,577

Broadline Retail — 0.3%
Alibaba Group Holding Ltd.
3.60%, 11/28/24	518	501,445
3.40%, 12/06/27	200	185,502
4.50%, 11/28/34(a)	250	229,317
4.20%, 12/06/47	249	195,184
3.15%, 02/09/51	284	182,321
Amazon.com, Inc.
2.80%, 08/22/24(a)	257	249,880
4.70%, 11/29/24	400	397,401
1.00%, 05/12/26	291	261,617
3.30%, 04/13/27	250	238,083
1.20%, 06/03/27	341	299,192
1.65%, 05/12/28(a)	291	254,080
3.45%, 04/13/29	238	224,075
4.65%, 12/01/29(a)	400	401,011
1.50%, 06/03/30	211	173,415
2.10%, 05/12/31	341	286,784
3.60%, 04/13/32	354	330,056
4.70%, 12/01/32(a)	400	403,288
4.80%, 12/05/34(a)	104	106,106
3.88%, 08/22/37	171	156,149
2.88%, 05/12/41	240	185,048
4.95%, 12/05/44(a)	87	88,035
4.05%, 08/22/47(a)	400	358,784
2.50%, 06/03/50(a)	171	113,713

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Broadline Retail (continued)
Amazon.com, Inc. (continued)
3.95%, 04/13/52(a)	$354	$308,540
4.25%, 08/22/57	341	306,724
2.70%, 06/03/60	171	109,929
3.25%, 05/12/61	121	87,541
4.10%, 04/13/62(a)	121	104,176
O’Reilly Automotive, Inc.
4.35%, 06/01/28(a)	171	165,551
3.90%, 06/01/29	171	160,448
1.75%, 03/15/31	78	61,379
4.70%, 06/15/32(a)	100	96,318
TJX Cos., Inc.
2.25%, 09/15/26(a)	257	237,097
4.50%, 04/15/50	87	81,488
Tractor Supply Co., 1.75%, 11/01/30(a)	69	54,645

		7,594,322

Building Materials — 0.1%
Carrier Global Corp.
2.24%, 02/15/25	68	64,311
2.49%, 02/15/27	77	70,167
2.72%, 02/15/30	200	172,143
3.38%, 04/05/40	171	131,273
3.58%, 04/05/50(a)	200	147,799
Eagle Materials, Inc., 2.50%, 07/01/31	67	54,644
Fortune Brands Innovations, Inc.
4.00%, 06/15/25	171	165,510
3.25%, 09/15/29(a)	87	76,059
4.50%, 03/25/52(a)	87	67,738
Johnson Controls International PLC
3.63%, 07/02/24(a)(d)	75	73,506
5.13%, 09/14/45(a)	24	22,866
4.50%, 02/15/47	87	75,763
4.95%, 07/02/64(d)	64	56,832
Johnson Controls International PLC/Tyco Fire & Security Finance SCA(a)
1.75%, 09/15/30	70	56,474
2.00%, 09/16/31	121	96,729
4.90%, 12/01/32	65	64,385
Martin Marietta Materials, Inc.
3.45%, 06/01/27(a)	87	81,807
2.40%, 07/15/31	58	47,331
4.25%, 12/15/47	87	72,182
3.20%, 07/15/51(a)	75	52,209
Series CB, 2.50%, 03/15/30	171	144,480
Masco Corp.
1.50%, 02/15/28(a)	65	55,340
2.00%, 02/15/31(a)	87	68,628
3.13%, 02/15/51	73	45,870
Mohawk Industries, Inc., 3.63%, 05/15/30(a)	75	67,695
Owens Corning
4.20%, 12/01/24	87	85,131
3.88%, 06/01/30	75	68,520
4.40%, 01/30/48	171	141,196
Vulcan Materials Co.(a)
3.90%, 04/01/27	171	164,551
4.50%, 06/15/47	87	75,564

		2,566,703

Security	Par (000)	Value

Building Products — 0.3%
Allegion PLC, 3.50%, 10/01/29(a)	$87	$76,835
Fortune Brands Innovations, Inc., 5.88%, 06/01/33	38	38,049
Home Depot, Inc.
2.70%, 04/15/25	86	82,482
3.35%, 09/15/25	257	247,983
4.00%, 09/15/25	65	63,736
2.13%, 09/15/26(a)	87	80,235
2.50%, 04/15/27(a)	140	129,860
2.88%, 04/15/27(a)	79	74,238
2.80%, 09/14/27(a)	87	80,949
0.90%, 03/15/28(a)	117	98,582
1.50%, 09/15/28(a)	87	74,461
3.90%, 12/06/28(a)	78	75,508
2.95%, 06/15/29(a)	102	92,845
2.70%, 04/15/30	75	66,633
1.38%, 03/15/31	275	217,188
1.88%, 09/15/31(a)	87	70,767
3.25%, 04/15/32(a)	266	238,959
4.50%, 09/15/32(a)	200	197,686
5.88%, 12/16/36(a)	74	80,562
3.30%, 04/15/40	189	153,472
5.40%, 09/15/40(a)	87	89,998
5.95%, 04/01/41(a)	87	95,790
4.20%, 04/01/43	130	116,167
4.40%, 03/15/45(a)	214	194,952
4.25%, 04/01/46	171	151,584
3.90%, 06/15/47	171	145,323
4.50%, 12/06/48	171	158,445
3.13%, 12/15/49(a)	104	76,090
2.38%, 03/15/51	155	96,032
2.75%, 09/15/51	87	58,568
3.63%, 04/15/52(a)	177	141,128
4.95%, 09/15/52(a)	80	79,457
Lowe’s Cos., Inc.
4.00%, 04/15/25	171	166,469
4.40%, 09/08/25	60	58,802
3.38%, 09/15/25	87	83,334
4.80%, 04/01/26(a)	60	59,409
2.50%, 04/15/26(a)	164	153,380
3.35%, 04/01/27(a)	75	70,830
3.10%, 05/03/27	300	280,090
1.30%, 04/15/28	146	123,302
1.70%, 09/15/28	97	82,217
3.65%, 04/05/29	87	80,615
4.50%, 04/15/30(a)	171	166,235
1.70%, 10/15/30(a)	79	63,303
2.63%, 04/01/31	171	144,390
3.75%, 04/01/32(a)	103	93,223
5.00%, 04/15/33(a)	100	98,917
5.00%, 04/15/40(a)	171	160,818
2.80%, 09/15/41	72	50,922
4.38%, 09/15/45	171	143,061
3.70%, 04/15/46(a)	227	172,783
3.00%, 10/15/50(a)	211	138,296
3.50%, 04/01/51(a)	171	121,460
4.25%, 04/01/52	67	54,664
5.63%, 04/15/53(a)	20	19,988

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Products (continued)
Lowe’s Cos., Inc. (continued)
4.45%, 04/01/62	$75	$60,218
5.80%, 09/15/62	120	118,678

		6,409,968

Capital Markets — 0.8%
Ameriprise Financial, Inc.(a)
3.70%, 10/15/24	171	166,611
2.88%, 09/15/26	87	81,168
5.15%, 05/15/33	50	49,644
Ares Capital Corp.
3.25%, 07/15/25	151	139,668
3.88%, 01/15/26	171	158,537
2.88%, 06/15/28	178	147,200
3.20%, 11/15/31(a)	87	66,691
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	70	60,024
Bank of New York Mellon Corp.
2.10%, 10/24/24(a)	87	83,149
1.60%, 04/24/25(a)	341	319,513
3.35%, 04/25/25(a)	118	113,465
2.80%, 05/04/26	70	65,839
1.05%, 10/15/26(a)	171	149,228
2.05%, 01/26/27(a)	171	153,885
3.25%, 05/16/27	130	121,574
1.65%, 07/14/28(a)	75	64,068
3.85%, 04/26/29(a)	118	111,704
3.30%, 08/23/29	171	153,310
1.80%, 07/28/31(a)	51	40,395
2.50%, 01/26/32(a)	87	71,083
4.97%, 04/26/34	100	97,658
(1-day SOFR + 1.15%), 3.99%, 06/13/28(a)(b)	100	95,828
(1-day SOFR + 1.17%), 4.54%, 02/01/29(b)	100	97,327
(1-day SOFR + 1.35%), 4.41%, 07/24/26(b)	175	171,276
(1-day SOFR + 1.42%), 4.29%, 06/13/33(a)(b)	100	94,629
(1-day SOFR + 1.51%), 4.71%, 02/01/34(b)	100	96,044
(1-day SOFR + 1.76%), 4.60%, 07/26/30(b)	115	110,911
(1-day SOFR Index + 1.80%), 5.80%, 10/25/28(b)	80	81,542
(1-day SOFR Index + 2.07%), 5.83%, 10/25/33(a)(b)	180	187,659
(3-mo. CME Term SOFR + 1.33%), 3.44%, 02/07/28(b)	91	85,654
Series G, 3.00%, 02/24/25	78	74,950
Series J, 0.85%, 10/25/24(a)	171	160,488
Blackstone Private Credit Fund
2.70%, 01/15/25(a)	70	65,294
4.70%, 03/24/25(a)	87	83,792
7.05%, 09/29/25(a)	100	99,741
2.63%, 12/15/26	75	63,810
3.25%, 03/15/27	206	178,009
Blackstone Secured Lending Fund, 2.85%, 09/30/28(a)	210	172,090
Brookfield Finance I U.K. PLC/Brookfield Finance, Inc., 2.34%, 01/30/32	86	66,962
Brookfield Finance, Inc.
4.25%, 06/02/26(a)	171	164,239
3.90%, 01/25/28(a)	181	167,580
4.35%, 04/15/30	87	80,267
2.72%, 04/15/31	107	87,623
4.70%, 09/20/47	87	72,733

Security	Par (000)	Value

Capital Markets (continued)
Brookfield Finance, Inc. (continued)
3.50%, 03/30/51(a)	$79	$52,254
3.63%, 02/15/52(a)	61	41,418
Charles Schwab Corp.
3.00%, 03/10/25(a)	80	76,141
3.63%, 04/01/25(a)	171	164,376
3.85%, 05/21/25(a)	171	164,581
0.90%, 03/11/26(a)	289	255,295
1.15%, 05/13/26(a)	141	124,778
2.45%, 03/03/27(a)	82	73,453
3.20%, 01/25/28(a)	171	155,244
2.00%, 03/20/28(a)	140	120,534
3.25%, 05/22/29(a)	70	61,768
1.65%, 03/11/31(a)	87	66,242
2.30%, 05/13/31(a)	171	136,245
2.90%, 03/03/32(a)	140	115,251
(1-day SOFR + 2.50%), 5.85%, 05/19/34(b)	300	304,466
CI Financial Corp.(a)
3.20%, 12/17/30	104	77,943
4.10%, 06/15/51	86	52,247
Credit Suisse AG, 7.95%, 01/09/25(a)	250	255,061
European Investment Bank, 3.88%, 03/15/28	1,000	983,824
Franklin Resources, Inc., 2.95%, 08/12/51	75	47,483
FS KKR Capital Corp.
4.63%, 07/15/24(a)	87	84,404
1.65%, 10/12/24	87	80,896
4.13%, 02/01/25(a)	74	69,986
2.63%, 01/15/27(a)	71	60,523
3.25%, 07/15/27(a)	87	74,599
3.13%, 10/12/28(a)	87	70,824
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32(a)	63	50,867
Golub Capital BDC, Inc., 2.50%, 08/24/26	70	60,536
Invesco Finance PLC, 5.38%, 11/30/43	87	84,631
Jefferies Financial Group, Inc.
4.85%, 01/15/27(a)	171	167,508
4.15%, 01/23/30	171	153,738
2.63%, 10/15/31	71	55,045
2.75%, 10/15/32(a)	141	108,289
Kreditanstalt fuer Wiederaufbau
1.38%, 08/05/24	511	488,965
2.50%, 11/20/24	341	328,299
1.25%, 01/31/25	500	470,401
2.00%, 05/02/25(a)	341	322,960
0.63%, 01/22/26	741	669,386
3.00%, 05/20/27(a)	700	663,930
1.75%, 09/14/29(a)	257	224,252
Landwirtschaftliche Rentenbank
2.00%, 01/13/25	171	162,921
2.38%, 06/10/25	341	324,030
0.88%, 09/03/30(a)	341	272,498
Series 40, 0.50%, 05/27/25	341	312,958
Lazard Group LLC, 4.50%, 09/19/28(a)	100	94,679
Legg Mason, Inc., 5.63%, 01/15/44(a)	109	107,279
Main Street Capital Corp., 3.00%, 07/14/26	70	61,562
Morgan Stanley
5.25%, 04/21/34	255	251,799
(1-day SOFR + 1.30%), 5.05%, 01/28/27(b)	105	104,125
(5-year CMT + 2.43%), 5.95%, 01/19/38(b)	90	88,834
Nasdaq, Inc.
5.35%, 06/28/28	80	80,115

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
Nasdaq, Inc. (continued)
5.55%, 02/15/34	$100	$100,393
6.10%, 06/28/63	200	204,510
Nomura Holdings, Inc.
1.65%, 07/14/26(a)	200	175,939
2.33%, 01/22/27	222	196,244
2.17%, 07/14/28(a)	400	337,450
2.71%, 01/22/29	222	187,111
5.61%, 07/06/29	200	197,260
2.61%, 07/14/31	200	158,687
Northern Trust Corp.
4.00%, 05/10/27(a)	102	98,264
3.65%, 08/03/28(a)	87	82,466
3.15%, 05/03/29	87	78,858
6.13%, 11/02/32(a)	130	134,777
Oesterreichische Kontrollbank AG
1.50%, 02/12/25	171	161,210
2.88%, 05/23/25	500	479,669
Owl Rock Capital Corp.
4.00%, 03/30/25	59	55,314
3.75%, 07/22/25	67	62,085
3.40%, 07/15/26	171	151,466
2.63%, 01/15/27(a)	75	63,665
Owl Rock Capital Corp. III, 3.13%, 04/13/27(a)	70	59,332
OWL Rock Core Income Corp., 4.70%, 02/08/27(a)	40	36,297
Prospect Capital Corp.(a)
3.36%, 11/15/26	82	68,466
3.44%, 10/15/28	75	56,999
Raymond James Financial, Inc., 4.95%, 07/15/46	87	78,462
S&P Global, Inc.
2.45%, 03/01/27(a)	60	55,341
4.75%, 08/01/28(a)	171	169,963
2.70%, 03/01/29(a)	70	63,003
3.70%, 03/01/52	76	61,963
Sixth Street Specialty Lending, Inc., 3.88%, 11/01/24	87	83,880
State Street Corp.
3.30%, 12/16/24	72	69,483
2.65%, 05/19/26(a)	171	160,245
2.40%, 01/24/30(a)	75	64,708
(1-day SOFR + 0.41%), 1.75%, 02/06/26(a)(b)	55	51,531
(1-day SOFR + 0.56%), 1.68%, 11/18/27(a)(b)	155	138,212
(1-day SOFR + 0.73%), 2.20%, 02/07/28(a)(b)	61	55,021
(1-day SOFR + 0.94%), 2.35%, 11/01/25(a)(b)	249	237,654
(1-day SOFR + 1.00%), 2.62%, 02/07/33(a)(b)	67	55,585
(1-day SOFR + 1.35%), 5.75%, 11/04/26(b)	45	45,247
(1-day SOFR + 1.49%), 3.03%, 11/01/34(b)	70	59,654
(1-day SOFR + 1.57%), 4.82%, 01/26/34(a)(b)	80	77,677
(1-day SOFR + 1.72%), 5.82%, 11/04/28(b)	60	61,456
(1-day SOFR + 1.73%), 4.16%, 08/04/33(a)(b)	25	23,145
(1-day SOFR + 1.89%), 5.16%, 05/18/34	60	59,641
(1-day SOFR + 2.60%), 2.90%, 03/30/26(a)(b)	171	163,072
(1-day SOFR + 2.65%), 3.15%, 03/30/31(a)(b)	171	151,917
Stifel Financial Corp., 4.00%, 05/15/30(a)	100	85,305
UBS Group AG, 4.88%, 05/15/45	268	232,033

		19,902,965

Chemicals — 0.4%
Air Products and Chemicals, Inc.
1.50%, 10/15/25(a)	102	94,113
1.85%, 05/15/27	73	65,661

Security	Par (000)	Value

Chemicals (continued)
Air Products and Chemicals, Inc. (continued)
2.05%, 05/15/30	$75	$63,667
4.80%, 03/03/33(a)	70	70,629
2.70%, 05/15/40	87	64,883
2.80%, 05/15/50(a)	111	79,274
Cabot Corp., 5.00%, 06/30/32	100	95,721
Celanese U.S. Holdings LLC
5.90%, 07/05/24(a)	100	99,787
6.05%, 03/15/25(a)	100	99,591
1.40%, 08/05/26	70	60,659
6.17%, 07/15/27(a)	100	99,483
6.33%, 07/15/29(a)	165	163,865
6.38%, 07/15/32(a)	70	70,607
CF Industries, Inc.
5.15%, 03/15/34(a)	87	83,228
4.95%, 06/01/43	87	75,312
5.38%, 03/15/44	87	79,219
Dow Chemical Co.
4.80%, 11/30/28(a)	75	74,190
6.30%, 03/15/33	50	53,783
9.40%, 05/15/39(a)	69	92,687
5.25%, 11/15/41	74	71,367
4.38%, 11/15/42	87	73,283
5.55%, 11/30/48(a)	171	165,962
3.60%, 11/15/50(a)	87	64,732
6.90%, 05/15/53	50	56,463
DuPont de Nemours, Inc.
4.73%, 11/15/28	257	252,736
5.32%, 11/15/38(a)	130	128,805
5.42%, 11/15/48(a)	257	253,376
Eastman Chemical Co.
3.80%, 03/15/25(a)	181	175,697
4.50%, 12/01/28	71	67,659
5.75%, 03/08/33(a)	40	39,952
4.80%, 09/01/42	87	75,692
4.65%, 10/15/44(a)	71	59,847
Ecolab, Inc.(a)
5.25%, 01/15/28	75	76,181
4.80%, 03/24/30	87	87,077
1.30%, 01/30/31	140	109,750
2.13%, 02/01/32	171	139,949
2.13%, 08/15/50	140	83,356
2.70%, 12/15/51	124	82,196
EIDP, Inc.
1.70%, 07/15/25	140	130,116
2.30%, 07/15/30(a)	140	116,846
Emerson Electric Co.
2.00%, 12/21/28(a)	87	75,215
2.20%, 12/21/31(a)	75	62,010
2.75%, 10/15/50	171	113,655
2.80%, 12/21/51	58	39,513
FMC Corp.
5.15%, 05/18/26	40	39,351
3.20%, 10/01/26	55	51,050
3.45%, 10/01/29	60	52,486
5.65%, 05/18/33(a)	40	39,120
4.50%, 10/01/49	58	44,712
6.38%, 05/18/53	40	40,585
Huntsman International LLC, 2.95%, 06/15/31(a)	65	51,892
International Flavors & Fragrances, Inc. 4.45%, 09/26/28(a)	87	81,555

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
International Flavors & Fragrances, Inc. (continued)
4.38%, 06/01/47	$87	$66,416
5.00%, 09/26/48(a)	87	73,637
Linde, Inc.
2.65%, 02/05/25(a)	58	55,492
4.70%, 12/05/25	100	99,233
3.20%, 01/30/26(a)	87	84,026
1.10%, 08/10/30(a)	155	123,209
2.00%, 08/10/50	122	69,302
LYB International Finance BV
5.25%, 07/15/43	75	68,346
4.88%, 03/15/44	62	54,501
LYB International Finance III LLC
1.25%, 10/01/25	74	66,913
2.25%, 10/01/30(a)	117	95,804
5.63%, 05/15/33(a)	40	40,026
3.38%, 10/01/40	94	69,066
4.20%, 10/15/49	144	110,170
4.20%, 05/01/50	87	66,355
3.63%, 04/01/51(a)	127	87,891
3.80%, 10/01/60	70	47,110
Mosaic Co.(a)
4.05%, 11/15/27	171	162,822
5.45%, 11/15/33	214	208,416
Nutrien Ltd.
3.00%, 04/01/25(a)	87	82,746
5.95%, 11/07/25	100	100,599
4.00%, 12/15/26(a)	87	83,470
4.90%, 03/27/28(a)	30	29,424
2.95%, 05/13/30(a)	171	148,438
4.90%, 06/01/43	87	77,762
5.00%, 04/01/49	130	116,871
3.95%, 05/13/50	87	66,693
5.80%, 03/27/53(a)	25	25,084
PPG Industries, Inc.
2.40%, 08/15/24(a)	171	164,154
1.20%, 03/15/26	74	66,286
2.80%, 08/15/29(a)	171	150,945
Rohm and Haas Co., 7.85%, 07/15/29	125	139,361
RPM International, Inc.
2.95%, 01/15/32(a)	86	68,032
5.25%, 06/01/45	87	77,301
Sherwin-Williams Co.
4.25%, 08/08/25(a)	35	34,271
3.95%, 01/15/26(a)	87	84,239
3.45%, 06/01/27(a)	87	82,002
2.95%, 08/15/29	108	95,285
2.20%, 03/15/32	189	152,347
4.50%, 06/01/47(a)	171	149,718
3.80%, 08/15/49	153	118,305
Westlake Corp.
3.60%, 08/15/26(a)	87	81,643
3.38%, 06/15/30	75	65,192
5.00%, 08/15/46(a)	130	112,888
3.13%, 08/15/51	110	68,826

		8,679,162

Commercial Services & Supplies — 0.0%
GATX Corp.
3.25%, 09/15/26	130	119,958

Security	Par (000)	Value

Commercial Services & Supplies (continued)
GATX Corp. (continued)
3.85%, 03/30/27	$87	$81,680
4.70%, 04/01/29(a)	171	163,690
4.90%, 03/15/33(a)	145	137,469

		502,797

Communications Equipment — 0.1%
Cisco Systems, Inc.
2.95%, 02/28/26(a)	257	246,689
2.50%, 09/20/26(a)	171	160,186
5.90%, 02/15/39	341	377,220
Juniper Networks, Inc.
3.75%, 08/15/29(a)	87	78,227
5.95%, 03/15/41	87	84,625
Motorola Solutions, Inc.
4.60%, 02/23/28	87	84,375
4.60%, 05/23/29(a)	166	160,717
2.30%, 11/15/30(a)	146	117,933
2.75%, 05/24/31	102	83,564

		1,393,536

Construction & Engineering — 0.0%
Asian Development Bank, 4.00%, 01/12/33(a)	400	399,562
Jacobs Engineering Group, Inc., 5.90%, 03/01/33	75	73,581

		473,143

Construction Materials — 0.0%
Carlisle Cos., Inc., 2.20%, 03/01/32	75	59,182

Consumer Discretionary — 0.0%
California Endowment, Series 2021, 2.50%, 04/01/51(a)	84	53,881
Cintas Corp. No. 2(a)
3.45%, 05/01/25	86	83,223
3.70%, 04/01/27	87	83,836
4.00%, 05/01/32	61	57,940
GXO Logistics, Inc.
1.65%, 07/15/26	171	148,691
2.65%, 07/15/31(a)	87	67,655
Quanta Services, Inc.
2.90%, 10/01/30(a)	90	76,458
2.35%, 01/15/32	80	62,945
3.05%, 10/01/41(a)	69	47,882

		682,511

Consumer Finance — 0.5%
American Express Co.
2.50%, 07/30/24	114	110,202
3.00%, 10/30/24	171	164,850
3.63%, 12/05/24	75	72,844
2.25%, 03/04/25(a)	71	67,245
3.95%, 08/01/25	100	97,056
4.90%, 02/13/26(a)	200	197,946
4.99%, 05/01/26	80	79,006
3.13%, 05/20/26(a)	150	142,118
1.65%, 11/04/26(a)	171	152,123
2.55%, 03/04/27(a)	392	356,881
3.30%, 05/03/27(a)	87	81,216
5.85%, 11/05/27(a)	140	143,351
4.05%, 05/03/29(a)	86	81,874
5.04%, 05/01/34	120	117,375
4.05%, 12/03/42(a)	167	145,385

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
American Express Co. (continued)
(1-day SOFR + 1.76%), 4.42%, 08/03/33(b)	$100	$94,360
Andrew W Mellon Foundation, Series 2020, 0.95%, 08/01/27(a)	83	71,834
Automatic Data Processing, Inc.
1.70%, 05/15/28	100	87,774
1.25%, 09/01/30	341	276,462
Block Financial LLC, 2.50%, 07/15/28	89	75,785
Capital One Financial Corp.
3.30%, 10/30/24	171	164,301
3.20%, 02/05/25(a)	87	82,743
4.25%, 04/30/25(a)	341	329,179
4.20%, 10/29/25(a)	61	58,310
3.75%, 07/28/26	80	74,502
3.75%, 03/09/27(a)	87	81,035
3.65%, 05/11/27(a)	341	316,726
3.80%, 01/31/28(a)	171	157,137
(1-day SOFR + 0.86%), 1.88%, 11/02/27(b)	171	146,484
(1-day SOFR + 1.27%), 2.62%, 11/02/32(b)	87	67,019
(1-day SOFR + 1.29%), 2.64%, 03/03/26(b)	78	72,834
(1-day SOFR + 1.34%), 2.36%, 07/29/32(b)	171	120,762
(1-day SOFR + 1.79%), 3.27%, 03/01/30(b)	118	100,191
(1-day SOFR + 2.06%), 4.93%, 05/10/28(a)(b)	130	123,347
(1-day SOFR + 2.08%), 5.47%, 02/01/29(b)	100	95,796
(1-day SOFR + 2.16%), 4.99%, 07/24/26(b)	50	48,463
(1-day SOFR + 2.60%), 5.25%, 07/26/30(b)	50	47,135
(1-day SOFR + 2.60%), 5.82%, 02/01/34(a)(b)	90	85,867
(1-day SOFR + 2.64%), 6.31%, 06/08/29(b)	40	39,731
(1-day SOFR + 2.86%), 6.38%, 06/08/34(b)	30	29,785
Discover Financial Services
3.95%, 11/06/24	62	59,746
3.75%, 03/04/25(a)	75	71,409
4.10%, 02/09/27	100	92,774
6.70%, 11/29/32(a)	150	154,535
Equifax, Inc.
2.60%, 12/01/24(a)	171	162,859
5.10%, 12/15/27	70	69,210
2.35%, 09/15/31	171	136,347
Global Payments, Inc.
4.80%, 04/01/26	87	84,929
2.15%, 01/15/27	86	76,441
3.20%, 08/15/29(a)	87	75,619
5.30%, 08/15/29	35	34,099
2.90%, 05/15/30(a)	200	169,516
2.90%, 11/15/31(a)	69	56,132
5.40%, 08/15/32(a)	200	194,887
4.15%, 08/15/49	62	46,409
5.95%, 08/15/52(a)	25	23,921
Mastercard, Inc.
2.00%, 03/03/25(a)	206	195,799
2.95%, 11/21/26	200	188,945
3.30%, 03/26/27(a)	82	78,327
4.88%, 03/09/28(a)	45	45,509
2.95%, 06/01/29	257	233,797
3.35%, 03/26/30(a)	144	134,187
1.90%, 03/15/31(a)	90	74,803
3.65%, 06/01/49	87	72,390
3.85%, 03/26/50(a)	181	155,800
2.95%, 03/15/51	96	70,051

Security	Par (000)	Value

Consumer Finance (continued)
Moody’s Corp.
3.25%, 01/15/28(a)	$130	$121,057
2.00%, 08/19/31(a)	73	58,818
2.75%, 08/19/41	63	44,210
3.25%, 05/20/50(a)	71	50,835
3.75%, 02/25/52(a)	74	58,686
3.10%, 11/29/61(a)	81	53,130
PayPal Holdings, Inc.
2.40%, 10/01/24(a)	200	192,189
1.65%, 06/01/25	78	72,993
2.65%, 10/01/26(a)	171	158,885
2.85%, 10/01/29(a)	229	203,065
2.30%, 06/01/30	81	68,668
4.40%, 06/01/32(a)	90	86,720
3.25%, 06/01/50(a)	102	73,952
5.05%, 06/01/52(a)	90	88,120
5.25%, 06/01/62	90	87,458
S&P Global, Inc.
4.25%, 05/01/29	171	166,187
2.50%, 12/01/29(a)	81	70,589
1.25%, 08/15/30(a)	75	59,063
2.90%, 03/01/32	95	82,341
3.25%, 12/01/49	80	60,138
2.30%, 08/15/60(a)	87	50,387
3.90%, 03/01/62(a)	30	24,789
Synchrony Financial
4.88%, 06/13/25	235	223,295
4.50%, 07/23/25	67	63,163
3.95%, 12/01/27(a)	171	148,975
5.15%, 03/19/29	87	78,934
Visa, Inc.
3.15%, 12/14/25(a)	501	480,224
1.90%, 04/15/27(a)	341	310,884
2.75%, 09/15/27	197	182,741
2.05%, 04/15/30	171	146,451
1.10%, 02/15/31(a)	240	189,056
4.15%, 12/14/35(a)	87	82,825
2.70%, 04/15/40	171	131,360
4.30%, 12/14/45	269	249,572
3.65%, 09/15/47(a)	69	58,391
2.00%, 08/15/50(a)	189	115,983
Western Union Co.(a)
1.35%, 03/15/26	155	137,374
6.20%, 11/17/36	92	91,747

		12,238,730

Consumer Staples Distribution & Retail — 0.4%
Campbell Soup Co.
3.30%, 03/19/25(a)	87	83,534
4.80%, 03/15/48	130	117,362
Conagra Brands, Inc.
4.60%, 11/01/25	171	167,147
1.38%, 11/01/27	77	65,206
5.30%, 11/01/38(a)	171	164,308
5.40%, 11/01/48	87	82,894
Costco Wholesale Corp.
3.00%, 05/18/27(a)	257	244,012
1.60%, 04/20/30	257	213,956
1.75%, 04/20/32(a)	87	70,220
Dollar General Corp.
4.63%, 11/01/27(a)	70	68,443

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Staples Distribution & Retail (continued)
Dollar General Corp. (continued)
5.20%, 07/05/28	$35	$34,635
5.00%, 11/01/32(a)	75	72,810
5.45%, 07/05/33	40	39,703
4.13%, 04/03/50(a)	100	78,608
Dollar Tree, Inc.
4.20%, 05/15/28	171	162,013
2.65%, 12/01/31	87	71,151
3.38%, 12/01/51	71	47,842
General Mills, Inc.(a)
3.20%, 02/10/27	87	82,122
4.20%, 04/17/28	171	165,961
2.88%, 04/15/30	171	151,856
2.25%, 10/14/31	121	99,241
3.00%, 02/01/51	180	127,114
Ingredion, Inc., 3.90%, 06/01/50(a)	87	64,437
Kellogg Co.
3.25%, 04/01/26(a)	65	61,850
4.30%, 05/15/28(a)	171	165,050
2.10%, 06/01/30(a)	141	116,835
5.25%, 03/01/33(a)	30	30,132
4.50%, 04/01/46	62	55,046
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40(a)	73	73,786
Kraft Heinz Foods Co.
3.00%, 06/01/26	206	194,378
3.88%, 05/15/27	148	142,097
4.63%, 01/30/29(a)	87	85,731
3.75%, 04/01/30(a)	79	73,312
4.25%, 03/01/31	87	82,760
6.75%, 03/15/32(a)	70	76,892
5.00%, 07/15/35(a)	79	77,816
6.88%, 01/26/39(a)	87	98,048
6.50%, 02/09/40	79	85,131
5.00%, 06/04/42(a)	163	152,539
5.20%, 07/15/45	197	187,511
4.88%, 10/01/49(a)	163	148,732
5.50%, 06/01/50	87	86,284
Kroger Co.
3.50%, 02/01/26(a)	87	83,308
2.65%, 10/15/26(a)	171	158,463
3.70%, 08/01/27(a)	87	82,895
4.50%, 01/15/29	171	167,029
1.70%, 01/15/31(a)	182	142,741
5.15%, 08/01/43	66	60,614
3.88%, 10/15/46(a)	87	66,823
4.65%, 01/15/48	87	76,799
5.40%, 01/15/49(a)	87	85,677
3.95%, 01/15/50(a)	75	60,159
McCormick & Co., Inc.
0.90%, 02/15/26(a)	67	59,728
1.85%, 02/15/31	71	56,172
Sysco Corp.
3.75%, 10/01/25(a)	74	71,553
3.30%, 07/15/26(a)	110	103,897
3.25%, 07/15/27(a)	171	159,666
5.95%, 04/01/30(a)	171	179,007
2.45%, 12/14/31(a)	87	71,129
4.85%, 10/01/45	53	46,956
4.50%, 04/01/46	87	73,761
4.45%, 03/15/48	87	74,419

Security	Par (000)	Value

Consumer Staples Distribution & Retail (continued)
Sysco Corp. (continued)
6.60%, 04/01/50(a)	$114	$129,943
Target Corp.
3.50%, 07/01/24(a)	171	167,894
2.25%, 04/15/25(a)	243	231,421
2.50%, 04/15/26(a)	87	82,353
1.95%, 01/15/27(a)	74	67,741
3.38%, 04/15/29(a)	171	160,216
2.35%, 02/15/30	169	146,354
2.65%, 09/15/30(a)	199	173,376
4.50%, 09/15/32(a)	100	97,582
4.40%, 01/15/33(a)	150	145,832
7.00%, 01/15/38(a)	174	209,834
3.90%, 11/15/47	87	73,651
4.80%, 01/15/53(a)	150	143,585
Walgreens Boots Alliance, Inc.
3.45%, 06/01/26	81	75,973
3.20%, 04/15/30(a)	41	34,865
4.10%, 04/15/50	171	121,786
Walmart, Inc.
3.90%, 09/09/25	600	588,026
4.00%, 04/15/26	30	29,470
1.05%, 09/17/26	84	74,998
3.95%, 09/09/27(a)	100	98,088
3.90%, 04/15/28	45	43,918
2.38%, 09/24/29(a)	33	29,170
4.00%, 04/15/30	160	155,569
1.80%, 09/22/31(a)	166	137,828
4.15%, 09/09/32	100	98,635
4.10%, 04/15/33(a)	80	77,677
6.50%, 08/15/37(a)	200	236,175
5.63%, 04/01/40(a)	341	371,096
4.05%, 06/29/48	82	75,596
4.50%, 09/09/52	400	390,955
4.50%, 04/15/53	80	78,022

		10,896,930

Containers & Packaging — 0.1%
Amcor Finance USA, Inc., 5.63%, 05/26/33(a)	40	39,514
Amcor Flexibles North America, Inc.
4.00%, 05/17/25	67	64,728
2.63%, 06/19/30(a)	70	58,215
2.69%, 05/25/31	72	58,975
Avery Dennison Corp.(a)
2.25%, 02/15/32	87	67,704
5.75%, 03/15/33	90	91,851
Berry Global, Inc.
1.57%, 01/15/26	171	154,197
1.65%, 01/15/27	87	75,046
Fibria Overseas Finance Ltd., 5.50%, 01/17/27(a)	171	171,082
Georgia-Pacific LLC, 8.88%, 05/15/31(a)	92	113,051
International Paper Co.
4.80%, 06/15/44	77	67,902
4.40%, 08/15/47	87	72,937
4.35%, 08/15/48(a)	100	84,458
Packaging Corp. of America
3.00%, 12/15/29	70	61,027
4.05%, 12/15/49(a)	112	89,205
3.05%, 10/01/51(a)	65	42,977
Sonoco Products Co.
1.80%, 02/01/25(a)	341	318,316

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Containers & Packaging (continued)
Sonoco Products Co. (continued)
2.25%, 02/01/27	$277	$247,493
2.85%, 02/01/32	171	142,426
Suzano Austria GmbH, 3.75%, 01/15/31(a)	261	221,406
WestRock MWV LLC, 8.20%, 01/15/30(a)	74	84,851
WRKCo, Inc.
4.65%, 03/15/26(a)	200	194,047
3.38%, 09/15/27	87	79,731
4.00%, 03/15/28	171	159,147
4.90%, 03/15/29(a)	171	165,390

		2,925,676

Diversified REITs — 0.8%
Alexandria Real Estate Equities, Inc.
4.30%, 01/15/26(a)	130	125,325
3.95%, 01/15/27(a)	87	82,448
3.38%, 08/15/31(a)	141	120,770
2.00%, 05/18/32	73	55,116
1.88%, 02/01/33(a)	102	74,539
2.95%, 03/15/34(a)	52	41,014
4.85%, 04/15/49	87	72,923
3.00%, 05/18/51(a)	70	43,046
3.55%, 03/15/52	100	68,220
5.15%, 04/15/53(a)	70	62,731
American Homes 4 Rent LP
4.90%, 02/15/29	171	164,252
2.38%, 07/15/31(a)	35	27,791
3.38%, 07/15/51(a)	25	16,335
American Tower Corp.
2.95%, 01/15/25(a)	87	83,203
2.40%, 03/15/25	102	96,038
4.40%, 02/15/26(a)	30	29,072
1.60%, 04/15/26(a)	89	79,815
1.45%, 09/15/26	64	56,303
3.38%, 10/15/26(a)	87	81,183
2.75%, 01/15/27(a)	76	69,143
3.65%, 03/15/27	69	64,594
5.50%, 03/15/28	70	69,513
5.25%, 07/15/28(a)	40	39,526
3.95%, 03/15/29	87	80,168
3.80%, 08/15/29(a)	87	79,369
2.90%, 01/15/30(a)	93	80,213
2.10%, 06/15/30	141	113,861
2.70%, 04/15/31(a)	104	86,240
2.30%, 09/15/31(a)	124	98,644
4.05%, 03/15/32(a)	79	71,937
5.55%, 07/15/33	40	40,274
3.70%, 10/15/49	75	53,753
3.10%, 06/15/50	82	53,508
2.95%, 01/15/51(a)	100	63,060
AvalonBay Communities, Inc.
3.45%, 06/01/25	74	71,224
3.20%, 01/15/28	191	175,814
1.90%, 12/01/28(a)	104	88,212
3.30%, 06/01/29	64	57,555
2.05%, 01/15/32(a)	130	103,960
3.90%, 10/15/46(a)	87	67,174
Boston Properties LP
3.20%, 01/15/25(a)	171	162,200
3.65%, 02/01/26(a)	67	62,158
4.50%, 12/01/28(a)	171	156,983

Security	Par (000)	Value

Diversified REITs (continued)
Boston Properties LP (continued)
2.90%, 03/15/30	$83	$66,660
3.25%, 01/30/31(a)	171	139,322
2.55%, 04/01/32(a)	130	97,966
Brandywine Operating Partnership LP, 4.55%, 10/01/29	87	62,916
Brixmor Operating Partnership LP
4.13%, 06/15/26	87	81,261
4.13%, 05/15/29	214	190,887
Broadstone Net Lease LLC, 2.60%, 09/15/31(a)	100	71,653
Camden Property Trust, 2.80%, 05/15/30(a)	257	223,037
Corporate Office Properties LP
2.00%, 01/15/29	70	53,347
2.75%, 04/15/31	50	37,992
2.90%, 12/01/33(a)	87	60,200
Crown Castle, Inc.
3.70%, 06/15/26	71	67,442
1.05%, 07/15/26(a)	341	298,530
4.00%, 03/01/27	171	162,537
2.90%, 03/15/27(a)	70	64,054
5.00%, 01/11/28(a)	65	63,789
3.80%, 02/15/28	341	317,829
2.25%, 01/15/31(a)	171	139,372
2.90%, 04/01/41	141	98,868
4.00%, 11/15/49	102	78,233
CubeSmart LP(a)
3.00%, 02/15/30	100	85,482
2.00%, 02/15/31	87	68,030
Digital Realty Trust LP
3.70%, 08/15/27(a)	171	157,097
5.55%, 01/15/28	285	280,790
3.60%, 07/01/29(a)	130	115,468
EPR Properties
4.50%, 04/01/25(a)	70	66,308
4.75%, 12/15/26(a)	75	68,258
4.50%, 06/01/27	75	67,278
4.95%, 04/15/28	75	67,001
3.75%, 08/15/29	75	60,970
Equinix, Inc.
2.63%, 11/18/24	144	137,517
1.25%, 07/15/25	82	74,795
1.00%, 09/15/25	171	154,378
1.45%, 05/15/26	70	62,496
2.90%, 11/18/26	71	65,099
1.55%, 03/15/28	144	120,373
2.00%, 05/15/28	67	57,041
3.20%, 11/18/29	81	71,112
2.15%, 07/15/30(a)	87	70,309
2.50%, 05/15/31	152	123,758
3.00%, 07/15/50(a)	71	45,965
3.40%, 02/15/52	140	97,851
ERP Operating LP
3.25%, 08/01/27(a)	87	80,036
3.50%, 03/01/28(a)	171	158,243
3.00%, 07/01/29	128	112,584
2.50%, 02/15/30	72	61,285
1.85%, 08/01/31(a)	76	59,624
4.50%, 06/01/45	87	73,016
Essex Portfolio LP
4.00%, 03/01/29(a)	71	65,518
3.00%, 01/15/30(a)	70	59,836

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified REITs (continued)
Essex Portfolio LP (continued)
1.65%, 01/15/31	$90	$68,282
2.55%, 06/15/31(a)	60	48,492
2.65%, 09/01/50(a)	71	40,863
Extra Space Storage LP
2.55%, 06/01/31(a)	87	70,373
2.35%, 03/15/32	70	54,702
Federal Realty OP LP
3.25%, 07/15/27(a)	87	78,891
5.38%, 05/01/28	40	39,167
3.50%, 06/01/30(a)	140	121,763
GLP Capital LP/GLP Financing II, Inc.
3.35%, 09/01/24	75	72,395
4.00%, 01/15/30	169	146,465
Healthcare Realty Holdings LP, 3.10%, 02/15/30	171	146,476
Healthpeak OP LLC
3.40%, 02/01/25(a)	31	29,782
4.00%, 06/01/25	87	84,034
1.35%, 02/01/27(a)	62	53,670
2.13%, 12/01/28(a)	75	63,196
3.50%, 07/15/29	57	51,112
3.00%, 01/15/30(a)	92	79,917
2.88%, 01/15/31(a)	90	76,005
5.25%, 12/15/32(a)	135	131,373
Highwoods Realty LP
4.13%, 03/15/28	87	76,079
3.05%, 02/15/30	87	67,527
Host Hotels & Resorts LP
Series E, 4.00%, 06/15/25	67	64,396
Series H, 3.38%, 12/15/29	171	146,030
Series J, 2.90%, 12/15/31	71	55,817
Hudson Pacific Properties LP, 4.65%, 04/01/29(a)	171	120,673
Invitation Homes Operating Partnership LP
2.30%, 11/15/28	79	67,141
2.00%, 08/15/31	70	53,628
2.70%, 01/15/34	87	65,780
Kilroy Realty LP
2.50%, 11/15/32	67	46,537
2.65%, 11/15/33(a)	71	48,139
Kimco Realty OP LLC
3.30%, 02/01/25	62	59,279
2.80%, 10/01/26	87	79,572
2.25%, 12/01/31	87	67,706
4.60%, 02/01/33(a)	25	23,116
4.45%, 09/01/47	62	50,228
3.70%, 10/01/49(a)	87	61,752
Life Storage LP
4.00%, 06/15/29	21	19,040
2.20%, 10/15/30	69	55,204
2.40%, 10/15/31	75	59,416
Mid-America Apartments LP
1.10%, 09/15/26(a)	67	58,426
3.60%, 06/01/27(a)	87	82,147
3.95%, 03/15/29	87	81,895
1.70%, 02/15/31(a)	69	54,465
2.88%, 09/15/51(a)	66	42,442
NNN REIT, Inc.(a)
3.10%, 04/15/50	171	105,617
3.00%, 04/15/52	82	49,841
Omega Healthcare Investors, Inc.
4.50%, 04/01/27(a)	87	80,795

Security	Par (000)	Value

Diversified REITs (continued)
Omega Healthcare Investors, Inc. (continued)
4.75%, 01/15/28	$87	$79,416
3.63%, 10/01/29	104	85,230
3.25%, 04/15/33	71	52,727
Physicians Realty LP, 2.63%, 11/01/31	87	67,674
Piedmont Operating Partnership LP, 3.15%, 08/15/30(a)	87	63,525
Prologis LP
4.88%, 06/15/28(a)	45	44,592
4.63%, 01/15/33(a)	135	131,793
4.75%, 06/15/33	40	39,073
5.13%, 01/15/34	50	49,643
5.25%, 06/15/53	40	39,305
Public Storage
1.50%, 11/09/26(a)	138	123,521
1.85%, 05/01/28(a)	207	179,629
1.95%, 11/09/28	133	114,031
2.25%, 11/09/31(a)	87	71,051
Rayonier LP, 2.75%, 05/17/31(a)	124	99,730
Realty Income Corp.
0.75%, 03/15/26(a)	100	87,860
4.13%, 10/15/26	171	164,018
3.00%, 01/15/27	171	157,667
3.95%, 08/15/27	87	82,627
3.40%, 01/15/28	87	80,212
3.25%, 06/15/29(a)	48	42,920
3.10%, 12/15/29(a)	87	76,211
3.25%, 01/15/31	116	101,389
1.80%, 03/15/33(a)	72	52,436
Regency Centers LP
2.95%, 09/15/29(a)	71	60,853
3.70%, 06/15/30	87	77,734
4.40%, 02/01/47	87	70,380
Rexford Industrial Realty LP, 5.00%, 06/15/28	30	29,130
Sabra Health Care LP(a)
3.90%, 10/15/29	50	40,734
3.20%, 12/01/31	87	64,899
Safehold GL Holdings LLC, 2.80%, 06/15/31(a)	60	46,538
Simon Property Group LP
2.00%, 09/13/24(a)	178	169,846
3.38%, 10/01/24	87	84,327
3.30%, 01/15/26(a)	257	244,497
1.38%, 01/15/27(a)	121	106,022
3.38%, 06/15/27(a)	130	120,894
2.45%, 09/13/29	87	73,240
2.65%, 07/15/30(a)	171	145,243
2.25%, 01/15/32(a)	121	94,363
5.50%, 03/08/33	100	99,288
4.75%, 03/15/42	74	65,040
4.25%, 10/01/44(a)	87	69,852
4.25%, 11/30/46	87	69,768
3.25%, 09/13/49(a)	114	76,603
5.85%, 03/08/53	100	99,310
SITE Centers Corp., 4.25%, 02/01/26(a)	87	81,486
Spirit Realty LP
3.20%, 01/15/27	171	153,864
4.00%, 07/15/29	75	65,971
3.40%, 01/15/30	87	73,870
STORE Capital Corp., 2.70%, 12/01/31	87	60,441
Sun Communities Operating LP
2.30%, 11/01/28(a)	79	66,404

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified REITs (continued)
Sun Communities Operating LP (continued)
2.70%, 07/15/31	$128	$101,141
4.20%, 04/15/32	69	60,255
5.70%, 01/15/33	20	19,480
Tanger Properties LP, 3.88%, 07/15/27(a)	171	152,921
Ventas Realty LP
2.65%, 01/15/25	112	105,313
4.13%, 01/15/26	214	204,682
3.25%, 10/15/26(a)	87	79,652
4.00%, 03/01/28	257	237,736
3.00%, 01/15/30(a)	50	42,766
2.50%, 09/01/31(a)	121	95,911
VICI Properties LP
4.38%, 05/15/25	71	68,618
4.75%, 02/15/28	117	110,780
4.95%, 02/15/30(a)	105	98,498
Vornado Realty LP, 3.50%, 01/15/25(a)	87	81,899
Welltower OP LLC
4.00%, 06/01/25(a)	214	206,758
4.25%, 04/01/26	62	59,951
2.05%, 01/15/29	108	89,783
4.13%, 03/15/29(a)	171	158,168
3.10%, 01/15/30	171	148,071
2.75%, 01/15/31	100	82,497
2.75%, 01/15/32	87	70,300
3.85%, 06/15/32	79	69,590
Weyerhaeuser Co.(a)
4.00%, 11/15/29	171	157,669
7.38%, 03/15/32	80	89,274
3.38%, 03/09/33	90	77,415
4.00%, 03/09/52	55	43,891
WP Carey, Inc.
3.85%, 07/15/29(a)	82	74,393
2.45%, 02/01/32	118	92,357

		19,228,912

Diversified Telecommunication Services — 0.7%
AT&T, Inc.
3.88%, 01/15/26(a)	200	193,435
4.25%, 03/01/27(a)	500	486,076
2.30%, 06/01/27	450	404,713
1.65%, 02/01/28	300	257,827
4.30%, 02/15/30	300	284,767
2.75%, 06/01/31(a)	341	287,722
2.25%, 02/01/32(a)	400	317,720
2.55%, 12/01/33	200	157,095
5.40%, 02/15/34(a)	125	125,215
4.50%, 05/15/35	655	602,143
4.90%, 08/15/37(a)	375	351,953
4.85%, 03/01/39(a)	500	459,966
4.65%, 06/01/44	125	108,900
4.75%, 05/15/46	500	441,343
4.50%, 03/09/48(a)	500	422,931
3.65%, 06/01/51	200	146,824
3.50%, 09/15/53(a)	511	361,745
3.55%, 09/15/55	974	681,864
3.80%, 12/01/57(a)	778	563,270
3.65%, 09/15/59(a)	520	362,034
Bell Telephone Co. of Canada or Bell Canada, 5.10%, 05/11/33	60	59,264
British Telecommunications PLC, 9.63%, 12/15/30(a)	300	369,111

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	$300	$359,275
Sprint Capital Corp.
6.88%, 11/15/28	200	211,999
8.75%, 03/15/32	300	362,582
Telefonica Emisiones SA
4.10%, 03/08/27(a)	345	331,006
7.05%, 06/20/36(a)	185	201,751
5.21%, 03/08/47(a)	283	246,136
4.90%, 03/06/48	160	133,537
Telefonica Europe BV, 8.25%, 09/15/30	75	86,664
Verizon Communications, Inc.
3.50%, 11/01/24	87	84,726
3.38%, 02/15/25	257	248,230
0.85%, 11/20/25(a)	249	224,599
1.45%, 03/20/26(a)	122	110,623
2.63%, 08/15/26(a)	155	144,078
4.13%, 03/16/27(a)	350	339,830
3.00%, 03/22/27	200	186,622
2.10%, 03/22/28	140	122,986
4.33%, 09/21/28(a)	369	355,717
3.88%, 02/08/29(a)	341	319,819
4.02%, 12/03/29(a)	350	327,699
3.15%, 03/22/30(a)	171	151,949
1.68%, 10/30/30	341	269,213
2.36%, 03/15/32(a)	695	558,978
5.05%, 05/09/33(a)	55	54,388
4.50%, 08/10/33	300	283,096
4.40%, 11/01/34(a)	257	237,204
4.27%, 01/15/36	214	192,950
4.81%, 03/15/39	104	97,302
2.65%, 11/20/40(a)	87	60,517
3.40%, 03/22/41	429	331,105
2.85%, 09/03/41(a)	112	79,657
4.75%, 11/01/41	511	469,331
3.85%, 11/01/42	87	70,374
4.86%, 08/21/46(a)	341	312,629
4.00%, 03/22/50	171	138,744
2.88%, 11/20/50(a)	427	278,185
3.55%, 03/22/51	336	250,639
3.88%, 03/01/52(a)	118	93,015
2.99%, 10/30/56	211	134,019
3.00%, 11/20/60(a)	275	171,775
3.70%, 03/22/61(a)	403	293,070

		16,371,937

Education — 0.1%
American University, Series 2019, 3.67%, 04/01/49(a)	60	47,808
Brown University, Series A, 2.92%, 09/01/50(a)	75	54,461
California Institute of Technology, 3.65%, 09/01/2119	171	116,611
Duke University
Series 2020, 2.68%, 10/01/44(a)	75	55,456
Series 2020, 2.83%, 10/01/55	88	61,294
Emory University, Series 2020, 2.97%, 09/01/50(a)	62	44,558
Ford Foundation
Series 2020, 2.42%, 06/01/50(a)	60	39,832
Series 2020, 2.82%, 06/01/70	70	43,283
George Washington University 4.87%, 09/15/45(a)	74	70,277
Series 2014, 4.30%, 09/15/44(a)	87	77,862

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
George Washington University (continued)
Series 2018, 4.13%, 09/15/48	$58	$50,070
Georgetown University
Series 20A, 2.94%, 04/01/50	77	52,101
Series A, 5.22%, 10/01/2118	62	56,891
Series B, 4.32%, 04/01/49	40	35,320
Howard University, Series 22A, 5.21%, 10/01/52(a)	73	62,090
Leland Stanford Junior University
3.65%, 05/01/48	130	111,559
2.41%, 06/01/50(a)	75	49,701
Massachusetts Institute of Technology
3.96%, 07/01/38	98	89,922
5.60%, 07/01/2111(a)	87	98,262
4.68%, 07/01/2114(a)	75	69,940
Series F, 2.99%, 07/01/50	73	54,586
Series G, 2.29%, 07/01/51(a)	56	35,680
Northeastern University, Series 2020, 2.89%, 10/01/50(a)	51	35,123
Northwestern University
Series 2017, 3.66%, 12/01/57(a)	58	46,964
Series 2020, 2.64%, 12/01/50	85	58,944
President and Fellows of Harvard College
3.15%, 07/15/46	62	47,720
2.52%, 10/15/50	71	47,472
3.30%, 07/15/56	121	92,438
Rockefeller Foundation, Series 2020, 2.49%, 10/01/50	71	46,127
Thomas Jefferson University, 3.85%, 11/01/57(a)	72	52,535
Trustees of Boston College, 3.13%, 07/01/52(a)	87	64,399
Trustees of Boston University, Series CC, 4.06%, 10/01/48(a)	35	30,635
Trustees of Princeton University(a)
5.70%, 03/01/39	87	97,785
Series 2020, 2.52%, 07/01/50	74	50,798
Trustees of the University of Pennsylvania 3.61%, 02/15/2119	57	39,757
Series 2020, 2.40%, 10/01/50(a)	52	33,907
University of Chicago, Series C, 2.55%, 04/01/50(a)	73	49,666
University of Miami, Series 2022, 4.06%, 04/01/52	67	56,873
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48(a)	82	67,071
University of Southern California 2.81%, 10/01/50(a)	71	48,869
Series 21A, 2.95%, 10/01/51(a)	87	61,912
Series A, 3.23%, 10/01/2120	69	42,705
Washington University
4.35%, 04/15/2122	83	69,083
Series 2022, 3.52%, 04/15/54(a)	75	60,797
William Marsh Rice University, 3.77%, 05/15/55(a)	85	71,793
Yale University(a)
Series 2020, 1.48%, 04/15/30	54	44,672
Series 2020, 2.40%, 04/15/50	62	40,958

		2,736,567

Electric Utilities — 2.1%
AEP Texas, Inc.
3.95%, 06/01/28	87	81,665
4.70%, 05/15/32(a)	70	66,983
5.25%, 05/15/52	70	66,035
AEP Transmission Co. LLC
3.10%, 12/01/26	87	81,513

Security	Par (000)	Value

Electric Utilities (continued)
AEP Transmission Co. LLC (continued)
3.80%, 06/15/49	$171	$136,598
3.15%, 09/15/49	71	50,504
5.40%, 03/15/53(a)	40	41,108
Series M, 3.65%, 04/01/50	87	67,557
Series N, 2.75%, 08/15/51	71	45,763
Series O, 4.50%, 06/15/52	50	44,715
AES Corp.
1.38%, 01/15/26	171	152,735
5.45%, 06/01/28	60	58,916
2.45%, 01/15/31(a)	87	70,321
Alabama Power Co.
3.75%, 09/01/27(a)	100	95,568
3.94%, 09/01/32(a)	100	92,313
6.13%, 05/15/38	171	183,671
3.75%, 03/01/45	87	68,377
4.30%, 01/02/46(a)	87	73,136
3.45%, 10/01/49	65	47,530
3.13%, 07/15/51	104	71,914
Series 20-A, 1.45%, 09/15/30	51	40,363
Allegion U.S. Holding Co., Inc., 5.41%, 07/01/32	40	39,527
Ameren Corp.
2.50%, 09/15/24(a)	110	105,408
1.95%, 03/15/27(a)	133	118,256
3.50%, 01/15/31	171	152,596
Ameren Illinois Co.
3.85%, 09/01/32(a)	90	82,603
4.15%, 03/15/46	87	73,130
3.25%, 03/15/50	53	38,734
5.90%, 12/01/52	50	54,448
American Electric Power Co., Inc.
5.75%, 11/01/27	100	102,161
2.30%, 03/01/30	75	62,202
5.95%, 11/01/32	100	104,262
5.63%, 03/01/33	32	32,533
Series J, 4.30%, 12/01/28(a)	87	82,960
Series N, 1.00%, 11/01/25(a)	87	78,549
Appalachian Power Co.
4.40%, 05/15/44	87	72,160
Series BB, 4.50%, 08/01/32(a)	100	93,713
Arizona Public Service Co.
3.15%, 05/15/25(a)	87	83,070
2.60%, 08/15/29(a)	87	74,248
6.35%, 12/15/32(a)	100	106,085
5.55%, 08/01/33	50	50,036
5.05%, 09/01/41(a)	87	79,148
4.50%, 04/01/42	171	145,965
4.20%, 08/15/48(a)	87	68,136
3.50%, 12/01/49	64	44,729
Avista Corp., 4.35%, 06/01/48(a)	104	89,775
Baltimore Gas and Electric Co.
2.40%, 08/15/26	171	157,086
2.25%, 06/15/31	81	67,401
6.35%, 10/01/36	87	93,836
3.50%, 08/15/46	121	91,287
3.20%, 09/15/49	80	57,918
2.90%, 06/15/50(a)	79	52,665
4.55%, 06/01/52	30	26,677
5.40%, 06/01/53	35	35,557
Berkshire Hathaway Energy Co.
3.50%, 02/01/25(a)	82	79,229

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Berkshire Hathaway Energy Co. (continued)
4.05%, 04/15/25	$341	$332,829
3.25%, 04/15/28	87	80,073
3.70%, 07/15/30	87	80,031
1.65%, 05/15/31(a)	146	113,215
6.13%, 04/01/36	87	90,773
5.95%, 05/15/37	171	176,093
5.15%, 11/15/43(a)	87	80,831
4.50%, 02/01/45(a)	71	60,709
3.80%, 07/15/48	87	67,242
4.45%, 01/15/49	87	73,370
4.25%, 10/15/50(a)	71	57,564
2.85%, 05/15/51	71	45,893
4.60%, 05/01/53(a)	71	60,831
Black Hills Corp.
3.95%, 01/15/26	70	66,882
5.95%, 03/15/28	100	101,166
3.05%, 10/15/29	73	62,490
2.50%, 06/15/30	55	45,341
4.35%, 05/01/33	71	63,237
CenterPoint Energy Houston Electric LLC
4.95%, 04/01/33	100	99,821
3.55%, 08/01/42	74	58,603
3.95%, 03/01/48	87	71,768
Class AF, 3.35%, 04/01/51	87	64,905
Class AG, 3.00%, 03/01/32(a)	70	60,536
Sereis AJ, 4.85%, 10/01/52	50	47,409
Series AH, 3.60%, 03/01/52	50	38,780
Series AI, 4.45%, 10/01/32	40	38,441
CenterPoint Energy, Inc.
2.50%, 09/01/24(a)	75	72,001
1.45%, 06/01/26	84	75,067
2.65%, 06/01/31(a)	140	116,739
Cleco Corporate Holdings LLC, 3.74%, 05/01/26	87	81,428
CMS Energy Corp., 3.45%, 08/15/27(a)	171	159,839
Commonwealth Edison Co.
2.55%, 06/15/26	87	81,272
4.90%, 02/01/33(a)	30	29,867
5.90%, 03/15/36(a)	50	52,115
3.70%, 03/01/45(a)	87	69,013
3.65%, 06/15/46	130	101,621
3.00%, 03/01/50	87	59,981
5.30%, 02/01/53	40	40,651
Series 127, 3.20%, 11/15/49	105	75,110
Series 130, 3.13%, 03/15/51	71	49,758
Series 131, 2.75%, 09/01/51	87	56,219
Series 133, 3.85%, 03/15/52(a)	141	112,669
Connecticut Light and Power Co.
4.90%, 07/01/33(c)	25	24,864
5.25%, 01/15/53	100	101,455
Series A, 3.20%, 03/15/27	87	81,890
Series A, 2.05%, 07/01/31	140	113,916
Consolidated Edison Co. of New York, Inc.
3.80%, 05/15/28(a)	87	82,591
2.40%, 06/15/31(a)	171	142,334
5.20%, 03/01/33(a)	50	50,537
3.95%, 03/01/43	53	43,205
4.45%, 03/15/44	87	76,362
4.50%, 12/01/45	87	75,675
3.85%, 06/15/46	171	132,335
6.15%, 11/15/52	50	54,966

Security	Par (000)	Value

Electric Utilities (continued)
Consolidated Edison Co. of New York, Inc. (continued)
4.63%, 12/01/54	$100	$85,822
3.70%, 11/15/59	70	51,137
3.60%, 06/15/61(a)	130	94,276
Series 12-A, 4.20%, 03/15/42	71	60,174
Series 20A, 3.35%, 04/01/30(a)	257	233,472
Series 20B, 3.95%, 04/01/50(a)	171	139,736
Series C, 4.30%, 12/01/56	87	70,611
Series C, 4.00%, 11/15/57	130	101,429
Series D, 4.00%, 12/01/28(a)	87	82,982
Series E, 4.65%, 12/01/48	87	77,426
Constellation Energy Generation LLC
5.60%, 03/01/28	50	50,383
5.80%, 03/01/33(a)	50	51,182
6.25%, 10/01/39	53	54,967
5.75%, 10/01/41	87	84,992
Consumers Energy Co.
4.65%, 03/01/28(a)	200	198,430
4.63%, 05/15/33(a)	100	97,271
4.35%, 04/15/49	171	150,191
3.10%, 08/15/50	75	52,984
2.65%, 08/15/52(a)	38	24,349
4.20%, 09/01/52	25	21,390
2.50%, 05/01/60(a)	181	103,897
Dominion Energy South Carolina, Inc. 5.45%, 02/01/41	171	170,121
Series A, 2.30%, 12/01/31(a)	70	56,802
Dominion Energy, Inc.
3.07%, 08/15/24(d)	87	84,025
3.90%, 10/01/25	341	328,483
5.38%, 11/15/32(a)	50	50,171
7.00%, 06/15/38	87	95,585
Series A, 1.45%, 04/15/26	70	62,845
Series A, 4.35%, 08/15/32(a)	50	46,764
Series B, 4.85%, 08/15/52	50	44,367
Series C, 3.38%, 04/01/30(a)	257	229,874
Series C, 2.25%, 08/15/31(a)	82	66,063
Series C, 3.30%, 04/15/41	75	55,686
Series C, 4.90%, 08/01/41	50	44,872
DTE Electric Co.
5.20%, 04/01/33(a)	40	40,643
3.70%, 03/15/45	51	40,513
3.70%, 06/01/46(a)	87	67,997
3.75%, 08/15/47	70	54,999
5.40%, 04/01/53	40	41,282
Series A, 1.90%, 04/01/28(a)	87	76,115
Series A, 3.00%, 03/01/32(a)	61	52,534
Series A, 4.00%, 04/01/43(a)	53	44,273
Series A, 4.05%, 05/15/48	87	72,261
Series B, 3.25%, 04/01/51	71	51,354
Series B, 3.65%, 03/01/52	63	49,066
DTE Energy Co.
4.22%, 11/01/24(d)	190	185,746
4.88%, 06/01/28(a)	200	195,626
Series C, 2.53%, 10/01/24(d)	171	163,734
Series C, 3.40%, 06/15/29(a)	120	107,244
Series F, 1.05%, 06/01/25(a)	154	141,053
Duke Energy Carolinas LLC
2.45%, 08/15/29(a)	87	75,043
2.45%, 02/01/30	71	61,081

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Duke Energy Carolinas LLC (continued)
2.55%, 04/15/31(a)	$75	$63,641
2.85%, 03/15/32	97	82,443
4.95%, 01/15/33	160	158,815
6.10%, 06/01/37	87	91,171
6.05%, 04/15/38	74	78,163
5.30%, 02/15/40(a)	87	87,284
4.25%, 12/15/41	171	148,029
4.00%, 09/30/42	87	72,140
3.70%, 12/01/47	87	68,182
3.95%, 03/15/48	71	57,852
3.45%, 04/15/51	75	54,804
3.55%, 03/15/52(a)	78	59,442
5.35%, 01/15/53	150	151,943
5.40%, 01/15/54	42	42,791
Series A, 6.00%, 12/01/28(a)	87	91,009
Duke Energy Corp.
0.90%, 09/15/25(a)	243	221,167
5.00%, 12/08/25(a)	65	64,538
2.65%, 09/01/26(a)	87	80,408
3.15%, 08/15/27	87	80,324
5.00%, 12/08/27(a)	170	168,842
4.30%, 03/15/28(a)	90	86,454
2.45%, 06/01/30	89	74,737
4.50%, 08/15/32(a)	100	94,279
3.30%, 06/15/41	121	89,129
4.80%, 12/15/45(a)	87	77,943
3.95%, 08/15/47	87	67,574
4.20%, 06/15/49	87	70,568
5.00%, 08/15/52(a)	100	91,414
(5-year CMT + 2.32%), 3.25%, 01/15/82(b)	109	80,935
Duke Energy Florida LLC
2.50%, 12/01/29(a)	59	50,938
1.75%, 06/15/30(a)	82	66,703
2.40%, 12/15/31(a)	141	115,796
6.40%, 06/15/38(a)	200	219,362
3.40%, 10/01/46	87	64,983
3.00%, 12/15/51(a)	65	44,529
Duke Energy Indiana LLC
3.75%, 05/15/46	87	67,484
5.40%, 04/01/53	50	50,394
Series WWW, 4.90%, 07/15/43	87	82,808
Duke Energy Ohio, Inc.
5.25%, 04/01/33(a)	35	35,249
3.70%, 06/15/46	87	66,094
Duke Energy Progress LLC
3.70%, 09/01/28(a)	65	61,393
3.45%, 03/15/29(a)	87	79,765
2.00%, 08/15/31	74	59,513
3.40%, 04/01/32	67	59,287
5.25%, 03/15/33(a)	30	30,471
4.10%, 05/15/42	53	44,756
4.10%, 03/15/43	87	72,945
4.38%, 03/30/44	74	64,124
4.15%, 12/01/44	87	72,150
4.20%, 08/15/45(a)	87	72,420
3.70%, 10/15/46	87	67,555
2.50%, 08/15/50(a)	87	53,990
2.90%, 08/15/51(a)	74	49,407
4.00%, 04/01/52	55	44,527

Security	Par (000)	Value

Electric Utilities (continued)
Duke Energy Progress LLC (continued)
5.35%, 03/15/53	$50	$50,318
Edison International
3.55%, 11/15/24(a)	62	59,918
4.70%, 08/15/25(a)	340	332,121
4.13%, 03/15/28	171	159,580
5.25%, 11/15/28	25	24,327
6.95%, 11/15/29	45	47,334
El Paso Electric Co., 6.00%, 05/15/35	87	87,533
Emera U.S. Finance LP
3.55%, 06/15/26(a)	185	174,929
2.64%, 06/15/31(a)	155	123,723
4.75%, 06/15/46	62	50,294
Entergy Arkansas LLC
3.50%, 04/01/26	65	62,221
5.15%, 01/15/33	50	50,107
2.65%, 06/15/51	75	46,679
3.35%, 06/15/52	87	62,185
Entergy Corp.
0.90%, 09/15/25(a)	116	104,180
2.95%, 09/01/26	171	157,910
1.90%, 06/15/28	71	60,508
2.80%, 06/15/30(a)	79	66,962
2.40%, 06/15/31(a)	104	84,225
3.75%, 06/15/50	71	52,321
Entergy Louisiana LLC
5.40%, 11/01/24	511	508,938
1.60%, 12/15/30(a)	82	63,982
4.00%, 03/15/33	87	78,957
4.20%, 09/01/48	87	72,764
4.20%, 04/01/50	171	142,999
4.75%, 09/15/52	50	45,857
Entergy Mississippi LLC
2.85%, 06/01/28(a)	87	77,942
5.00%, 09/01/33(a)	20	19,614
3.85%, 06/01/49	87	67,444
Entergy Texas, Inc., 5.00%, 09/15/52	50	46,706
Evergy Kansas Central, Inc.
2.55%, 07/01/26(a)	62	57,414
4.25%, 12/01/45	171	141,237
3.25%, 09/01/49	87	61,205
3.45%, 04/15/50	87	63,288
5.70%, 03/15/53	20	20,594
Evergy Metro, Inc.
3.65%, 08/15/25(a)	53	50,846
4.95%, 04/15/33	30	29,512
Evergy, Inc.
2.45%, 09/15/24	87	83,340
2.90%, 09/15/29(a)	87	75,915
Eversource Energy
4.75%, 05/15/26	30	29,402
2.90%, 03/01/27(a)	67	61,730
5.45%, 03/01/28	95	95,637
2.55%, 03/15/31(a)	87	72,299
3.38%, 03/01/32	67	58,397
5.13%, 05/15/33	40	39,420
3.45%, 01/15/50	71	52,012
Series H, 3.15%, 01/15/25(a)	66	63,411
Series M, 3.30%, 01/15/28(a)	257	236,603
Series Q, 0.80%, 08/15/25	140	126,062

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Eversource Energy (continued)
Series R, 1.65%, 08/15/30	$140	$111,006
Series U, 1.40%, 08/15/26(a)	87	77,235
Exelon Corp.
3.95%, 06/15/25	130	125,698
3.40%, 04/15/26	130	123,514
5.15%, 03/15/28(a)	35	34,841
4.05%, 04/15/30(a)	171	159,795
3.35%, 03/15/32(a)	200	173,779
5.30%, 03/15/33(a)	70	69,776
5.10%, 06/15/45	87	80,585
4.70%, 04/15/50(a)	87	76,886
5.60%, 03/15/53	70	70,527
Series WI, 2.75%, 03/15/27(a)	53	48,498
Series WI, 4.10%, 03/15/52	86	69,327
Florida Power & Light Co.
2.85%, 04/01/25(a)	63	60,513
3.13%, 12/01/25(a)	87	83,161
4.45%, 05/15/26(a)	25	24,739
5.05%, 04/01/28	40	40,307
4.40%, 05/15/28	35	34,342
4.63%, 05/15/30(a)	35	34,445
5.10%, 04/01/33	70	71,030
4.80%, 05/15/33	25	24,820
5.95%, 02/01/38	50	53,813
5.69%, 03/01/40	87	91,394
5.25%, 02/01/41	87	87,111
4.13%, 02/01/42	87	76,338
4.05%, 10/01/44	130	111,217
3.70%, 12/01/47	171	138,675
3.95%, 03/01/48	87	73,255
4.13%, 06/01/48	87	75,139
3.99%, 03/01/49	87	73,333
2.88%, 12/04/51(a)	200	138,245
5.30%, 04/01/53	50	51,716
Fortis, Inc., 3.06%, 10/04/26(a)	171	157,540
Georgia Power Co.
4.65%, 05/16/28	100	97,978
4.70%, 05/15/32(a)	90	86,994
4.95%, 05/17/33	100	98,710
4.30%, 03/15/42	121	104,289
5.13%, 05/15/52(a)	90	87,392
Series A, 2.20%, 09/15/24	171	163,433
Series B, 2.65%, 09/15/29	171	147,309
Series B, 3.70%, 01/30/50	171	130,737
Idaho Power Co., 5.50%, 03/15/53(a)	20	20,434
Indiana Michigan Power Co.
6.05%, 03/15/37	62	65,021
4.25%, 08/15/48	87	73,058
5.63%, 04/01/53	35	35,915
Series K, 4.55%, 03/15/46(a)	54	47,516
Series L, 3.75%, 07/01/47	171	133,548
Interstate Power and Light Co.
3.25%, 12/01/24	87	83,976
4.10%, 09/26/28	75	70,960
3.70%, 09/15/46	87	65,262
3.50%, 09/30/49	78	56,726
IPALCO Enterprises, Inc., 4.25%, 05/01/30	171	154,709
ITC Holdings Corp., 3.25%, 06/30/26(a)	171	161,553
Kentucky Utilities Co.
5.45%, 04/15/33	20	20,368

Security	Par (000)	Value

Electric Utilities (continued)
Kentucky Utilities Co. (continued)
4.38%, 10/01/45	$171	$143,547
3.30%, 06/01/50	75	53,338
MidAmerican Energy Co.
3.65%, 04/15/29(a)	87	80,794
4.80%, 09/15/43	87	80,714
3.65%, 08/01/48	87	66,980
4.25%, 07/15/49	107	90,985
3.15%, 04/15/50	87	60,885
2.70%, 08/01/52(a)	75	47,388
Mississippi Power Co.
Series 12-A, 4.25%, 03/15/42	87	72,441
Series B, 3.10%, 07/30/51	87	58,530
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/25(a)	87	83,659
1.88%, 02/07/25	87	82,137
3.45%, 06/15/25	70	67,339
3.40%, 02/07/28(a)	341	317,582
2.40%, 03/15/30	144	121,544
2.75%, 04/15/32(a)	87	72,457
4.02%, 11/01/32(a)	107	98,343
4.15%, 12/15/32(a)	30	27,806
5.80%, 01/15/33	50	52,280
4.30%, 03/15/49	87	73,476
Series D, 1.00%, 10/18/24	130	122,298
Nevada Power Co.
Series DD, 2.40%, 05/01/30(a)	71	59,836
Series EE, 3.13%, 08/01/50	71	46,813
Series GG, 5.90%, 05/01/53	50	52,083
NextEra Energy Capital Holdings, Inc.
4.26%, 09/01/24	200	196,702
4.45%, 06/20/25	200	196,196
1.88%, 01/15/27	154	137,270
3.55%, 05/01/27	171	161,080
4.63%, 07/15/27(a)	200	195,561
4.90%, 02/28/28(a)	150	148,514
1.90%, 06/15/28	119	101,982
2.75%, 11/01/29	86	74,542
5.00%, 02/28/30(a)	150	148,329
2.25%, 06/01/30	300	249,516
2.44%, 01/15/32	86	69,725
5.00%, 07/15/32(a)	135	133,141
5.05%, 02/28/33(a)	150	147,674
3.00%, 01/15/52	96	63,117
5.25%, 02/28/53	150	144,401
Northern States Power Co.
2.25%, 04/01/31	55	45,952
3.40%, 08/15/42	70	54,825
4.00%, 08/15/45	85	69,106
2.90%, 03/01/50	79	54,417
3.20%, 04/01/52	80	57,291
4.50%, 06/01/52	69	62,118
5.10%, 05/15/53	40	39,376
NSTAR Electric Co., 4.55%, 06/01/52	79	70,980
Oglethorpe Power Corp.
4.50%, 04/01/47	61	50,389
5.05%, 10/01/48	41	36,165
3.75%, 08/01/50	87	64,550
Ohio Power Co.
4.15%, 04/01/48	71	58,044
Series Q, 1.63%, 01/15/31	76	59,928

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Ohio Power Co. (continued)
Series R, 2.90%, 10/01/51	$76	$50,439
Oklahoma Gas and Electric Co.(a)
3.25%, 04/01/30	171	152,529
5.40%, 01/15/33	100	101,597
Oncor Electric Delivery Co. LLC
0.55%, 10/01/25(a)	100	90,366
3.70%, 11/15/28(a)	62	58,544
2.75%, 05/15/30	171	149,912
4.55%, 09/15/32	75	72,782
5.25%, 09/30/40(a)	87	87,088
5.30%, 06/01/42	75	76,805
3.75%, 04/01/45	87	71,078
3.80%, 06/01/49	171	137,950
3.10%, 09/15/49	86	60,730
2.70%, 11/15/51	74	47,927
4.95%, 09/15/52	50	48,218
Pacific Gas and Electric Co.
4.95%, 06/08/25	100	96,927
3.15%, 01/01/26	341	316,412
5.45%, 06/15/27	100	97,251
2.10%, 08/01/27(a)	102	87,127
3.30%, 12/01/27	345	302,458
3.00%, 06/15/28(a)	109	93,949
3.75%, 07/01/28(a)	171	153,212
6.10%, 01/15/29	30	29,517
4.20%, 03/01/29(a)	130	116,752
4.55%, 07/01/30(a)	341	308,614
2.50%, 02/01/31(a)	257	201,201
4.40%, 03/01/32	137	118,638
5.90%, 06/15/32	100	96,240
6.15%, 01/15/33	115	112,476
6.40%, 06/15/33	40	39,781
4.50%, 07/01/40	141	109,616
3.30%, 08/01/40(a)	154	103,752
4.20%, 06/01/41	78	58,087
4.75%, 02/15/44	87	67,507
4.30%, 03/15/45	74	52,798
4.95%, 07/01/50	104	81,683
3.50%, 08/01/50(a)	155	98,596
6.75%, 01/15/53	235	231,920
6.70%, 04/01/53	35	34,361
PacifiCorp.
3.50%, 06/15/29	300	268,662
5.25%, 06/15/35(a)	87	80,156
6.35%, 07/15/38(a)	257	257,844
4.10%, 02/01/42(a)	87	69,485
4.15%, 02/15/50	87	67,341
2.90%, 06/15/52	74	46,113
5.35%, 12/01/53(a)	100	91,351
5.50%, 05/15/54	80	75,056
PECO Energy Co.
4.90%, 06/15/33(a)	54	53,900
3.00%, 09/15/49(a)	69	47,954
3.05%, 03/15/51	63	43,518
2.85%, 09/15/51	82	54,027
4.38%, 08/15/52	50	44,155
Potomac Electric Power Co.
6.50%, 11/15/37(a)	100	111,665
4.15%, 03/15/43	87	75,099

Security	Par (000)	Value

Electric Utilities (continued)
PPL Electric Utilities Corp.
5.00%, 05/15/33(a)	$100	$99,958
4.75%, 07/15/43(a)	87	80,616
3.00%, 10/01/49	60	42,434
5.25%, 05/15/53(a)	100	101,909
Progress Energy, Inc., 7.75%, 03/01/31(a)	50	56,701
Public Service Co. of Colorado
3.70%, 06/15/28	171	162,262
3.60%, 09/15/42	87	68,825
4.30%, 03/15/44	75	64,736
3.80%, 06/15/47	171	134,309
5.25%, 04/01/53	200	192,078
Series 35, 1.90%, 01/15/31(a)	140	113,120
Series 38, 4.10%, 06/01/32(a)	80	74,330
Public Service Co. of New Hampshire, 5.15%, 01/15/53(a)	45	45,098
Public Service Co. of Oklahoma(a)
5.25%, 01/15/33	100	99,446
Series J, 2.20%, 08/15/31	87	70,296
Series K, 3.15%, 08/15/51	70	46,282
Public Service Electric and Gas Co.
3.20%, 05/15/29(a)	87	78,696
2.45%, 01/15/30(a)	71	61,185
1.90%, 08/15/31(a)	141	113,195
4.90%, 12/15/32(a)	100	99,861
4.65%, 03/15/33	35	34,338
3.95%, 05/01/42	50	42,167
3.65%, 09/01/42(a)	50	40,342
3.80%, 03/01/46	214	173,067
3.85%, 05/01/49(a)	87	71,322
3.15%, 01/01/50	71	51,624
3.00%, 03/01/51(a)	71	49,908
Public Service Enterprise Group, Inc., 0.80%, 08/15/25	341	308,351
Puget Energy, Inc.
3.65%, 05/15/25(a)	87	83,172
2.38%, 06/15/28(a)	71	61,232
4.10%, 06/15/30	87	79,213
4.22%, 03/15/32	61	54,813
Puget Sound Energy, Inc.
5.80%, 03/15/40	87	88,222
4.22%, 06/15/48	87	73,506
San Diego Gas & Electric Co.
4.15%, 05/15/48	171	142,609
5.35%, 04/01/53	95	94,225
Series VVV, 1.70%, 10/01/30(a)	87	69,583
Series WWW, 2.95%, 08/15/51(a)	100	67,661
Sempra Energy
3.30%, 04/01/25(a)	60	57,539
3.40%, 02/01/28	341	313,856
3.70%, 04/01/29(a)	86	78,547
5.50%, 08/01/33	50	49,666
3.80%, 02/01/38(a)	171	141,653
4.00%, 02/01/48	171	133,107
(5-year CMT + 2.87%), 4.13%, 04/01/52(b)	87	70,314
Sierra Pacific Power Co., 2.60%, 05/01/26(a)	214	199,389
Southern California Edison Co.
4.90%, 06/01/26	30	29,574
5.85%, 11/01/27(a)	50	51,129
5.30%, 03/01/28	200	199,978

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Southern California Edison Co. (continued)
2.25%, 06/01/30	$171	$142,932
5.95%, 11/01/32(a)	40	41,868
6.00%, 01/15/34	257	266,069
5.50%, 03/15/40	50	48,984
4.50%, 09/01/40	171	148,949
4.65%, 10/01/43	62	54,342
4.00%, 04/01/47	171	135,769
3.65%, 02/01/50	71	52,835
3.45%, 02/01/52	70	50,064
5.88%, 12/01/53(a)	40	40,795
Series 08-A, 5.95%, 02/01/38	87	89,477
Series B, 4.88%, 03/01/49	87	78,145
Series C, 4.20%, 06/01/25(a)	59	57,529
Series C, 3.60%, 02/01/45	87	63,848
Series D, 4.70%, 06/01/27	65	63,894
Series E, 3.70%, 08/01/25	341	328,250
Series E, 5.45%, 06/01/52	100	97,150
Series G, 2.50%, 06/01/31	166	137,930
Series H, 3.65%, 06/01/51	76	56,364
Southern Co.
5.15%, 10/06/25(a)	100	99,398
3.25%, 07/01/26(a)	387	364,014
4.85%, 06/15/28(a)	60	58,807
5.20%, 06/15/33	60	59,512
4.40%, 07/01/46(a)	130	111,175
Series B, (5-year CMT + 3.73%), 4.00%, 01/15/51(a)(b)	171	158,144
Southern Power Co.
5.25%, 07/15/43	87	79,986
Series F, 4.95%, 12/15/46	171	149,983
Southwestern Electric Power Co.
5.30%, 04/01/33	25	24,675
3.25%, 11/01/51	71	47,618
Series M, 4.10%, 09/15/28(a)	171	162,093
Southwestern Public Service Co.
3.70%, 08/15/47	87	66,675
3.75%, 06/15/49	71	54,410
Series 8, 3.15%, 05/01/50	71	49,411
Tampa Electric Co.
4.10%, 06/15/42	87	72,962
4.30%, 06/15/48	71	59,320
4.45%, 06/15/49	64	54,239
3.63%, 06/15/50(a)	80	59,339
5.00%, 07/15/52(a)	35	32,465
Toledo Edison Co., 6.15%, 05/15/37(a)	74	77,026
Tucson Electric Power Co.
3.25%, 05/15/32(a)	87	75,462
4.85%, 12/01/48	87	76,903
5.50%, 04/15/53(a)	100	99,556
Union Electric Co.
2.95%, 06/15/27	171	159,131
2.15%, 03/15/32(a)	171	136,855
4.00%, 04/01/48	171	140,173
3.25%, 10/01/49	87	61,308
5.45%, 03/15/53(a)	100	101,899
Virginia Electric and Power Co.
2.30%, 11/15/31(a)	87	70,584
2.40%, 03/30/32(a)	70	57,080
5.00%, 04/01/33(a)	45	44,475

Security	Par (000)	Value

Electric Utilities (continued)
Virginia Electric and Power Co. (continued)
4.00%, 01/15/43	$87	$71,908
4.45%, 02/15/44	112	95,954
4.60%, 12/01/48	81	72,136
3.30%, 12/01/49	71	50,867
2.95%, 11/15/51(a)	87	58,183
5.45%, 04/01/53(a)	100	100,031
Series A, 3.15%, 01/15/26	97	92,425
Series A, 3.50%, 03/15/27	130	123,030
Series A, 3.80%, 04/01/28(a)	87	82,423
Series A, 2.88%, 07/15/29(a)	60	53,242
Series A, 6.00%, 05/15/37	87	90,515
Series B, 3.75%, 05/15/27	78	74,687
Series B, 6.00%, 01/15/36	171	178,509
Series B, 3.80%, 09/15/47	87	67,983
Series C, 4.00%, 11/15/46	75	59,791
Series C, 4.63%, 05/15/52(a)	61	53,958
Series D, 4.65%, 08/15/43	87	77,129
WEC Energy Group, Inc.
4.75%, 01/09/26	120	118,185
5.15%, 10/01/27(a)	100	99,862
4.75%, 01/15/28	100	97,721
Wisconsin Electric Power Co.(a)
1.70%, 06/15/28	86	73,728
4.75%, 09/30/32	80	78,312
Wisconsin Power and Light Co.
3.00%, 07/01/29(a)	171	153,290
1.95%, 09/16/31	66	52,348
3.95%, 09/01/32	100	92,283
Wisconsin Public Service Corp.(a)
5.35%, 11/10/25	150	150,366
3.30%, 09/01/49	109	78,309
2.85%, 12/01/51	82	54,054
Xcel Energy, Inc.
3.30%, 06/01/25	74	70,764
3.35%, 12/01/26	87	81,614
1.75%, 03/15/27	87	77,023
4.00%, 06/15/28(a)	171	162,715
2.60%, 12/01/29	70	59,790
2.35%, 11/15/31	71	56,443
4.60%, 06/01/32(a)	83	78,377
3.50%, 12/01/49(a)	70	50,747

		49,960,395

Electrical Equipment — 0.0%
Eaton Corp.(a)
4.15%, 03/15/33	100	94,973
4.70%, 08/23/52	60	57,476
Regal Rexnord Corp.(e)
6.05%, 04/15/28	20	19,854
6.30%, 02/15/30	200	199,408
6.40%, 04/15/33(a)	100	99,916
Tyco Electronics Group SA(a)
3.45%, 08/01/24	75	73,207
2.50%, 02/04/32	60	50,318
Vontier Corp., 1.80%, 04/01/26(a)	104	92,337

		687,489

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp.
2.80%, 02/15/30	171	149,740

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
Amphenol Corp. (continued)
2.20%, 09/15/31(a)	$82	$66,767
Arrow Electronics, Inc.
4.00%, 04/01/25(a)	87	83,533
2.95%, 02/15/32	71	58,593
Avnet, Inc.
6.25%, 03/15/28	40	40,382
3.00%, 05/15/31	87	69,335
5.50%, 06/01/32(a)	70	66,465
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24	130	129,146
2.67%, 12/01/26	140	125,703
4.25%, 04/01/28(a)	71	65,116
3.25%, 02/15/29	79	67,690
3.57%, 12/01/31	140	118,135
Corning, Inc.
4.75%, 03/15/42(a)	50	45,645
5.35%, 11/15/48(a)	50	48,268
3.90%, 11/15/49(a)	87	65,106
4.38%, 11/15/57(a)	130	105,295
5.45%, 11/15/79	87	78,584
Keysight Technologies, Inc., 3.00%, 10/30/29	140	122,625
Rockwell Automation, Inc.
1.75%, 08/15/31	86	69,305
2.80%, 08/15/61(a)	60	39,160
TD SYNNEX Corp.
1.75%, 08/09/26	171	149,037
2.65%, 08/09/31	87	66,707
Tyco Electronics Group SA, 4.50%, 02/13/26(a)	50	49,255

		1,879,592

Energy Equipment & Services — 0.1%
Baker Hughes Holdings LLC, 5.13%, 09/15/40(a)	74	71,776
Baker Hughes Holdings LLC/Baker Hughes Co.- Obligor, Inc.
2.06%, 12/15/26	119	107,200
3.34%, 12/15/27	79	73,189
3.14%, 11/07/29	82	72,960
4.08%, 12/15/47	257	207,476
Halliburton Co.
3.80%, 11/15/25	165	159,360
4.85%, 11/15/35(a)	171	161,022
4.50%, 11/15/41(a)	50	42,606
4.75%, 08/01/43(a)	214	187,326
5.00%, 11/15/45(a)	200	180,961
NOV, Inc.(a)
3.60%, 12/01/29	171	151,890
3.95%, 12/01/42	53	38,884
Schlumberger Investment SA
4.50%, 05/15/28(a)	40	39,364
4.85%, 05/15/33	40	39,338

		1,533,352

Entertainment — 0.1%
Warnermedia Holdings, Inc.
3.64%, 03/15/25	507	489,014
4.05%, 03/15/29	168	153,572
4.28%, 03/15/32(a)	453	401,754
5.05%, 03/15/42(a)	400	337,147

		1,381,487

Security	Par (000)	Value

Environmental, Maintenance & Security Service — 0.1%
Nature Conservancy, Series A, 3.96%, 03/01/52(a)	$75	$63,717
Republic Services, Inc.
2.50%, 08/15/24(a)	72	69,456
3.20%, 03/15/25	87	83,701
2.90%, 07/01/26	85	79,650
3.95%, 05/15/28	300	287,577
1.45%, 02/15/31(a)	153	120,075
1.75%, 02/15/32(a)	171	133,756
2.38%, 03/15/33(a)	257	209,048
Waste Connections, Inc.
2.60%, 02/01/30	150	129,777
2.20%, 01/15/32(a)	171	137,907
3.20%, 06/01/32(a)	73	63,622
4.20%, 01/15/33	100	93,985
Waste Management, Inc.
0.75%, 11/15/25(a)	171	154,316
3.15%, 11/15/27(a)	171	160,122
2.00%, 06/01/29(a)	86	73,571
4.63%, 02/15/30	100	98,522
1.50%, 03/15/31(a)	171	136,195
4.63%, 02/15/33	100	97,962
2.95%, 06/01/41	100	74,083
4.15%, 07/15/49(a)	87	76,249

		2,343,291

Financial Services — 3.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.88%, 08/14/24(a)	211	202,769
6.50%, 07/15/25(a)	345	346,706
1.75%, 01/30/26(a)	345	309,675
3.65%, 07/21/27	345	315,966
3.00%, 10/29/28	427	369,207
3.30%, 01/30/32	400	327,240
3.40%, 10/29/33(a)	195	156,624
3.85%, 10/29/41(a)	150	113,942
Air Lease Corp.
4.25%, 09/15/24	87	84,913
2.30%, 02/01/25(a)	67	63,002
3.25%, 03/01/25(a)	341	324,638
3.38%, 07/01/25(a)	171	162,069
2.88%, 01/15/26(a)	171	158,181
1.88%, 08/15/26	55	48,844
3.63%, 12/01/27(a)	70	63,861
5.30%, 02/01/28(a)	200	196,253
2.10%, 09/01/28(a)	87	72,266
3.25%, 10/01/29(a)	87	75,257
3.00%, 02/01/30	71	59,372
2.88%, 01/15/32	200	160,590
Aircastle Ltd., 4.25%, 06/15/26	87	81,933
Ally Financial, Inc.
4.63%, 03/30/25(a)	257	247,406
4.75%, 06/09/27(a)	340	315,631
7.10%, 11/15/27	100	100,858
8.00%, 11/01/31(a)	121	125,613
Banco Santander SA
5.18%, 11/19/25	200	194,233
1.85%, 03/25/26(a)	400	357,840
5.29%, 08/18/27	400	392,153
2.75%, 12/03/30(a)	400	313,485

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services (continued)
Banco Santander SA (continued)
(1-year CMT + 0.90%), 1.72%, 09/14/27(a)(b)	$200	$173,642
Bank of America Corp.
4.20%, 08/26/24	300	294,374
4.00%, 01/22/25	130	126,424
3.88%, 08/01/25(a)	384	373,104
4.45%, 03/03/26	229	222,571
3.50%, 04/19/26(a)	111	106,477
4.25%, 10/22/26(a)	221	213,308
3.25%, 10/21/27(a)	236	219,826
6.11%, 01/29/37(a)	350	369,116
7.75%, 05/14/38(a)	200	237,370
5.88%, 02/07/42(a)	189	200,967
5.00%, 01/21/44	214	205,084
4.88%, 04/01/44	171	162,961
(1-day SOFR + 0.65%), 1.53%, 12/06/25(b)	171	159,852
(1-day SOFR + 0.96%), 1.73%, 07/22/27(b)	600	535,659
(1-day SOFR + 1.01%), 1.20%, 10/24/26(b)	189	170,061
(1-day SOFR + 1.05%), 2.55%, 02/04/28(b)	362	326,737
(1-day SOFR + 1.06%), 2.09%, 06/14/29(b)	341	290,927
(1-day SOFR + 1.15%), 1.32%, 06/19/26(b)	291	266,561
(1-day SOFR + 1.21%), 2.57%, 10/20/32(b)	377	307,067
(1-day SOFR + 1.22%), 2.30%, 07/21/32(b)	495	395,885
(1-day SOFR + 1.32%), 2.69%, 04/22/32(a)(b)	536	444,208
(1-day SOFR + 1.33%), 3.38%, 04/02/26(b)	206	197,452
(1-day SOFR + 1.33%), 2.97%, 02/04/33(a)(b)	457	380,967
(1-day SOFR + 1.37%), 1.92%, 10/24/31(b)	291	230,347
(1-day SOFR + 1.53%), 1.90%, 07/23/31(b)	341	271,556
(1-day SOFR + 1.56%), 2.97%, 07/21/52(b)	70	47,582
(1-day SOFR + 1.58%), 4.38%, 04/27/28(b)	336	322,555
(1-day SOFR + 1.58%), 3.31%, 04/22/42(a)(b)	211	160,771
(1-day SOFR + 1.63%), 5.20%, 04/25/29(a)(b)	245	242,322
(1-day SOFR + 1.75%), 4.83%, 07/22/26(b)	320	314,546
(1-day SOFR + 1.83%), 4.57%, 04/27/33(b)	373	350,711
(1-day SOFR + 1.88%), 2.83%, 10/24/51(a)(b)	140	91,921
(1-day SOFR + 1.93%), 2.68%, 06/19/41(a)(b)	511	358,795
(1-day SOFR + 1.99%), 6.20%, 11/10/28(b)	155	159,317
(1-day SOFR + 2.04%), 4.95%, 07/22/28(b)	420	412,455
(1-day SOFR + 2.16%), 5.02%, 07/22/33(a)(b)	360	352,168
(3-mo. CME Term SOFR + 0.90%), 2.02%, 02/13/26(b)	240	224,753
(3-mo. CME Term SOFR + 1.07%), 3.37%, 01/23/26(a)(b)	341	326,716
(3-mo. CME Term SOFR + 1.13%), 2.46%, 10/22/25(b)	68	64,927
(3-mo. CME Term SOFR + 1.25%), 2.50%, 02/13/31(b)	397	332,381
(3-mo. CME Term SOFR + 1.32%), 3.56%, 04/23/27(b)	171	162,120
(3-mo. CME Term SOFR + 1.33%), 3.97%, 03/05/29(b)	171	160,095
(3-mo. CME Term SOFR + 1.35%), 3.09%, 10/01/25(b)	171	164,479
(3-mo. CME Term SOFR + 1.44%), 3.19%, 07/23/30(b)	251	221,233
(3-mo. CME Term SOFR + 1.45%), 2.88%, 10/22/30(b)	171	147,223
(3-mo. CME Term SOFR + 1.45%), 3.95%, 01/23/49(a)(b)	104	84,315
(3-mo. CME Term SOFR + 1.57%), 4.27%, 07/23/29(b)	249	236,250

Security	Par (000)	Value

Financial Services (continued)
Bank of America Corp. (continued)
(3-mo. CME Term SOFR + 1.58%), 4.08%, 04/23/40(b)	$171	$146,882
(3-mo. CME Term SOFR + 1.63%), 3.59%, 07/21/28(b)	87	80,872
(3-mo. CME Term SOFR + 1.77%), 3.71%, 04/24/28(b)	171	160,271
(3-mo. CME Term SOFR + 1.78%), 4.33%, 03/15/50(a)(b)	341	293,249
(3-mo. CME Term SOFR + 1.84%), 3.82%, 01/20/28(b)	341	322,431
(3-mo. CME Term SOFR + 2.08%), 4.24%, 04/24/38(b)	257	225,683
(3-mo. CME Term SOFR + 2.25%), 4.44%, 01/20/48(b)	197	174,385
(3-mo. CME Term SOFR + 3.41%), 4.08%, 03/20/51(b)	350	290,189
(5-year CMT + 1.20%), 2.48%, 09/21/36(b)	171	130,820
Series L, 3.95%, 04/21/25(a)	368	356,369
Series L, 4.18%, 11/25/27(a)	171	162,446
Series N, (1-day SOFR + 0.91%), 1.66%, 03/11/27(b)	291	261,865
Series N, (1-day SOFR + 1.22%), 2.65%, 03/11/32(b)	291	241,017
Series N, (1-day SOFR + 1.65%), 3.48%, 03/13/52(b)	124	91,919
Bank of New York Mellon Corp., (1-day SOFR + 1.03%), 4.95%, 04/26/27(b)	100	98,766
Bank of Nova Scotia
0.65%, 07/31/24	267	252,934
5.25%, 12/06/24	200	198,225
1.45%, 01/10/25	87	81,492
2.20%, 02/03/25(a)	341	322,049
3.45%, 04/11/25	118	113,611
4.50%, 12/16/25	87	83,977
2.70%, 08/03/26	87	80,635
1.30%, 09/15/26(a)	240	211,208
1.95%, 02/02/27(a)	171	152,459
2.15%, 08/01/31	171	136,452
2.45%, 02/02/32	171	139,289
Barclays PLC
3.65%, 03/16/25	450	431,340
5.25%, 08/17/45(a)	250	232,235
4.95%, 01/10/47	200	176,271
(1-day SOFR + 2.71%), 2.85%, 05/07/26(a)(b)	500	468,292
(1-day SOFR + 3.57%), 7.12%, 06/27/34(b)	200	199,920
(1-year CMT + 1.05%), 2.28%, 11/24/27(b)	222	195,285
(1-year CMT + 1.20%), 2.67%, 03/10/32(b)	490	385,215
(1-year CMT + 1.30%), 3.33%, 11/24/42(b)	222	155,840
(1-year CMT + 2.30%), 5.30%, 08/09/26(b)	245	238,995
(1-year CMT + 2.65%), 5.50%, 08/09/28(b)	300	292,557
(1-year CMT + 3.05%), 7.33%, 11/02/26(b)	200	204,468
(1-year CMT + 3.30%), 7.39%, 11/02/28(a)(b)	200	208,321
(1-year CMT + 3.50%), 7.44%, 11/02/33(b)	200	216,378
(3-mo. LIBOR US + 1.90%), 4.97%, 05/16/29(b)	400	378,010
BNP Paribas SA, 4.25%, 10/15/24	200	194,597
Cboe Global Markets, Inc., 3.00%, 03/16/32(a)	121	103,321
Citigroup, Inc.
3.88%, 03/26/25(a)	87	84,016
3.30%, 04/27/25(a)	55	52,918
4.40%, 06/10/25	87	84,505

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services (continued)
Citigroup, Inc. (continued)
5.50%, 09/13/25(a)	$171	$170,010
3.70%, 01/12/26	171	164,040
4.60%, 03/09/26(a)	130	125,859
3.40%, 05/01/26(a)	87	82,738
3.20%, 10/21/26(a)	427	399,690
4.30%, 11/20/26	53	50,725
4.13%, 07/25/28(a)	130	122,534
6.63%, 06/15/32	74	78,299
6.13%, 08/25/36	184	187,383
8.13%, 07/15/39(a)	100	127,948
5.88%, 01/30/42	227	237,980
6.68%, 09/13/43	87	93,709
5.30%, 05/06/44	87	80,440
4.65%, 07/30/45	130	115,284
4.75%, 05/18/46	257	219,882
4.65%, 07/23/48(a)	257	232,639
(1-day SOFR + 0.53%), 1.28%, 11/03/25(b)	79	74,005
(1-day SOFR + 0.69%), 2.01%, 01/25/26(b)	245	230,152
(1-day SOFR + 0.77%), 1.12%, 01/28/27(b)	376	335,181
(1-day SOFR + 1.15%), 2.67%, 01/29/31(b)	171	144,750
(1-day SOFR + 1.17%), 2.56%, 05/01/32(b)	207	169,021
(1-day SOFR + 1.18%), 2.52%, 11/03/32(b)	484	389,964
(1-day SOFR + 1.28%), 3.07%, 02/24/28(b)	171	157,361
(1-day SOFR + 1.35%), 3.06%, 01/25/33(b)	257	214,563
(1-day SOFR + 1.38%), 2.90%, 11/03/42(a)(b)	87	61,597
(1-day SOFR + 1.42%), 2.98%, 11/05/30(a)(b)	171	148,184
(1-day SOFR + 1.53%), 3.29%, 03/17/26(a)(b)	118	112,845
(1-day SOFR + 1.55%), 5.61%, 09/29/26(b)	305	304,585
(1-day SOFR + 1.94%), 3.79%, 03/17/33(b)	713	629,941
(1-day SOFR + 2.09%), 4.91%, 05/24/33(b)	500	483,828
(1-day SOFR + 2.11%), 2.57%, 06/03/31(b)	257	214,419
(1-day SOFR + 2.34%), 6.27%, 11/17/33(a)(b)	200	212,283
(1-day SOFR + 2.84%), 3.11%, 04/08/26(a)(b)	240	229,127
(1-day SOFR + 3.91%), 4.41%, 03/31/31(b)	410	385,507
(3-mo. CME Term SOFR + 1.41%), 3.52%, 10/27/28(a)(b)	341	316,704
(3-mo. CME Term SOFR + 1.60%), 3.98%, 03/20/30(b)	177	163,661
(3-mo. CME Term SOFR + 1.65%), 3.67%, 07/24/28(a)(b)	171	159,867
(3-mo. CME Term SOFR + 1.82%), 3.89%, 01/10/28(b)	171	162,041
(3-mo. CME Term SOFR + 2.10%), 4.28%, 04/24/48(a)(b)	171	146,982
Clorox Co., 3.10%, 10/01/27	87	80,555
CME Group, Inc.
3.00%, 03/15/25(a)	214	206,156
2.65%, 03/15/32	69	58,608
5.30%, 09/15/43	171	177,677
Corebridge Financial, Inc.
3.50%, 04/04/25	75	71,451
3.65%, 04/05/27(a)	75	70,018
3.85%, 04/05/29(a)	175	157,380
3.90%, 04/05/32(a)	75	65,167
4.35%, 04/05/42(a)	75	60,518
4.40%, 04/05/52	75	58,963
(5-year CMT + 3.85%), 6.88%, 12/15/52	100	95,849
Deutsche Bank AG
4.10%, 01/13/26(a)	62	58,488
5.37%, 09/09/27(a)	200	196,659

Security	Par (000)	Value

Financial Services (continued)
Deutsche Bank AG (continued)
(1-day SOFR + 1.22%), 2.31%, 11/16/27(b)	$353	$303,346
(1-day SOFR + 1.32%), 2.55%, 01/07/28(b)	192	166,484
(1-day SOFR + 2.58%), 3.96%, 11/26/25(b)	419	399,510
(1-day SOFR + 2.76%), 3.73%, 01/14/32(b)	200	151,239
(1-day SOFR + 3.04%), 3.55%, 09/18/31(b)	496	411,933
(1-day SOFR + 3.18%), 6.72%, 01/18/29(a)(b)	150	150,214
(1-day SOFR + 3.65%), 7.08%, 02/10/34(b)	200	185,007
European Investment Bank
3.63%, 07/15/30	1,000	971,214
3.75%, 02/14/33	1,000	984,661
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35(a)	300	283,423
Goldman Sachs Group, Inc.
3.85%, 07/08/24(a)	87	85,315
3.50%, 04/01/25	327	314,113
3.75%, 05/22/25	384	370,622
4.25%, 10/21/25	181	174,424
3.75%, 02/25/26	217	208,281
3.50%, 11/16/26	341	319,689
5.95%, 01/15/27(a)	87	88,200
3.85%, 01/26/27(a)	341	324,199
2.60%, 02/07/30(a)	341	290,422
3.80%, 03/15/30(a)	200	184,952
6.45%, 05/01/36(a)	110	114,917
6.75%, 10/01/37	451	485,070
6.25%, 02/01/41(a)	171	183,805
4.80%, 07/08/44	214	195,931
5.15%, 05/22/45(a)	257	239,950
4.75%, 10/21/45	300	272,685
(1-day SOFR + 0.80%), 1.43%, 03/09/27(b)	427	381,527
(1-day SOFR + 0.82%), 1.54%, 09/10/27(a)(b)	341	299,706
(1-day SOFR + 0.91%), 1.95%, 10/21/27(b)	283	251,736
(1-day SOFR + 1.09%), 1.99%, 01/27/32(a)(b)	250	196,806
(1-day SOFR + 1.11%), 2.64%, 02/24/28(b)	197	178,747
(1-day SOFR + 1.25%), 2.38%, 07/21/32(a)(b)	477	382,077
(1-day SOFR + 1.26%), 2.65%, 10/21/32(b)	274	223,345
(1-day SOFR + 1.28%), 2.62%, 04/22/32(b)	250	205,030
(1-day SOFR + 1.41%), 3.10%, 02/24/33(b)	391	330,299
(1-day SOFR + 1.47%), 2.91%, 07/21/42(b)	150	105,900
(1-day SOFR + 1.51%), 4.39%, 06/15/27(a)(b)	125	121,558
(1-day SOFR + 1.51%), 3.21%, 04/22/42(b)	171	126,338
(1-day SOFR + 1.63%), 3.44%, 02/24/43(b)	216	164,303
(1-day SOFR + 1.73%), 4.48%, 08/23/28(a)(b)	200	193,363
(1-day SOFR + 1.85%), 3.62%, 03/15/28(b)	100	93,827
(3-mo. CME Term SOFR + 1.42%), 3.81%, 04/23/29(a)(b)	341	316,545
(3-mo. CME Term SOFR + 1.46%), 3.27%, 09/29/25(b)	171	165,216
(3-mo. CME Term SOFR + 1.56%), 4.22%, 05/01/29(b)	171	161,508
(3-mo. CME Term SOFR + 1.63%), 4.02%, 10/31/38(b)	341	288,778
(3-mo. CME Term SOFR + 1.69%), 4.41%, 04/23/39(b)	171	149,217
(3-mo. CME Term SOFR + 1.77%), 3.69%, 06/05/28(a)(b)	427	401,185
Hercules Capital, Inc., 3.38%, 01/20/27(a)	70	60,638
HSBC Holdings PLC
4.25%, 08/18/25	200	192,089
3.90%, 05/25/26(a)	311	296,351

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services (continued)
HSBC Holdings PLC (continued)
4.38%, 11/23/26	$390	$368,596
6.50%, 05/02/36	297	294,763
6.50%, 09/15/37	260	259,554
6.80%, 06/01/38	250	252,444
6.10%, 01/14/42(a)	171	181,075
5.25%, 03/14/44(a)	232	209,422
(1-day SOFR + 1.43%), 3.00%, 03/10/26(a)(b)	350	331,821
(1-day SOFR + 1.97%), 6.16%, 03/09/29(b)	200	201,702
(1-day SOFR + 2.39%), 2.85%, 06/04/31(b)	349	289,512
(1-day SOFR + 2.39%), 6.25%, 03/09/34(a)(b)	300	307,515
(1-day SOFR + 2.53%), 4.76%, 03/29/33(a)(b)	285	257,207
(1-day SOFR + 2.61%), 5.21%, 08/11/28(a)(b)	600	586,659
(1-day SOFR + 2.98%), 6.55%, 06/20/34(b)	200	199,224
(1-day SOFR + 4.25%), 8.11%, 11/03/33(b)	300	333,033
(3-mo. CME Term SOFR + 1.40%), 2.63%, 11/07/25(b)	522	495,852
(3-mo. CME Term SOFR + 1.81%), 4.04%, 03/13/28(b)	211	197,604
(3-mo. CME Term SOFR + 1.87%), 3.97%, 05/22/30(b)	211	189,475
(1-day SOFR + 3.03%), 7.34%, 11/03/26(b)	300	308,806
(1-day SOFR + 3.35%), 7.39%, 11/03/28(a)(b)	215	226,907
Intercontinental Exchange, Inc.
3.65%, 05/23/25	82	80,312
3.75%, 12/01/25(a)	192	186,362
3.10%, 09/15/27	100	93,432
3.75%, 09/21/28(a)	200	189,919
2.10%, 06/15/30(a)	133	111,306
1.85%, 09/15/32(a)	158	121,794
4.60%, 03/15/33(a)	137	132,782
2.65%, 09/15/40	171	120,762
4.25%, 09/21/48	87	75,347
3.00%, 06/15/50	76	52,644
4.95%, 06/15/52(a)	114	108,148
3.00%, 09/15/60	145	94,596
5.20%, 06/15/62(a)	130	128,448
JPMorgan Chase & Co.
3.88%, 09/10/24(a)	223	217,713
3.13%, 01/23/25	214	206,991
3.90%, 07/15/25(a)	384	374,331
3.30%, 04/01/26	87	82,883
3.20%, 06/15/26(a)	171	162,939
2.95%, 10/01/26(a)	500	468,643
7.63%, 10/15/26(a)	87	92,899
4.13%, 12/15/26(a)	87	83,757
4.25%, 10/01/27	87	84,292
3.63%, 12/01/27(a)	171	160,306
6.40%, 05/15/38(a)	189	210,876
5.50%, 10/15/40(a)	66	67,760
5.60%, 07/15/41(a)	96	99,837
5.40%, 01/06/42	71	72,122
5.63%, 08/16/43(a)	87	89,185
4.85%, 02/01/44	74	69,995
4.95%, 06/01/45(a)	214	199,751
(1-day SOFR + 0.49%), 0.77%, 08/09/25(a)(b)	171	161,054
(1-day SOFR + 0.61%), 1.56%, 12/10/25(b)	171	160,107
(1-day SOFR + 0.77%), 1.47%, 09/22/27(b)	171	150,963
(1-day SOFR + 0.89%), 1.58%, 04/22/27(b)	875	785,937
(1-day SOFR + 0.92%), 2.60%, 02/24/26(b)	118	111,893
(1-day SOFR + 1.02%), 2.07%, 06/01/29(b)	240	205,831

Security	Par (000)	Value

Financial Services (continued)
JPMorgan Chase & Co. (continued)
(1-day SOFR + 1.07%), 5.55%, 12/15/25(a)(b)	$300	$298,732
(1-day SOFR + 1.07%), 1.95%, 02/04/32(a)(b)	341	271,705
(1-day SOFR + 1.16%), 2.30%, 10/15/25(b)	87	82,903
(1-day SOFR + 1.17%), 2.95%, 02/24/28(b)	111	101,916
(1-day SOFR + 1.18%), 2.55%, 11/08/32(b)	276	226,134
(1-day SOFR + 1.26%), 2.96%, 01/25/33(b)	403	339,492
(1-day SOFR + 1.32%), 4.08%, 04/26/26(b)	451	438,266
(1-day SOFR + 1.46%), 3.16%, 04/22/42(b)	392	295,921
(1-day SOFR + 1.56%), 4.32%, 04/26/28(b)	472	455,591
(1-day SOFR + 1.58%), 3.33%, 04/22/52(b)	200	145,769
(1-day SOFR + 1.75%), 4.57%, 06/14/30(b)	200	192,159
(1-day SOFR + 1.80%), 4.59%, 04/26/33(b)	67	63,871
(1-day SOFR + 1.85%), 2.08%, 04/22/26(b)	200	187,300
(1-day SOFR + 1.99%), 4.85%, 07/25/28(b)	200	197,321
(1-day SOFR + 2.04%), 2.52%, 04/22/31(a)(b)	275	232,607
(1-day SOFR + 2.08%), 4.91%, 07/25/33(b)	445	434,842
(1-day SOFR + 2.44%), 3.11%, 04/22/51(b)	291	203,317
(1-day SOFR + 2.58%), 5.72%, 09/14/33(a)(b)	200	202,899
(3-mo. CME Term SOFR + 0.70%), 1.04%, 02/04/27(a)(b)	600	534,329
(3-mo. CME Term SOFR + 0.95%), 3.51%, 01/23/29(a)(b)	171	158,068
(3-mo. CME Term SOFR + 1.11%), 1.76%, 11/19/31(a)(b)	171	135,332
(3-mo. CME Term SOFR + 1.25%), 2.58%, 04/22/32(b)	400	332,247
(3-mo. CME Term SOFR + 1.38%), 4.01%, 04/23/29(b)	381	358,694
(3-mo. CME Term SOFR + 1.42%), 3.70%, 05/06/30(b)	171	156,709
(3-mo. CME Term SOFR + 1.48%), 3.90%, 01/23/49(b)	300	242,498
(3-mo. CME Term SOFR + 1.51%), 2.53%, 11/19/41(b)	257	176,782
(3-mo. CME Term SOFR + 1.52%), 4.20%, 07/23/29(b)	202	191,994
(3-mo. CME Term SOFR + 1.59%), 2.01%, 03/13/26(b)	223	209,444
(3-mo. CME Term SOFR + 1.59%), 4.45%, 12/05/29(b)	427	409,189
(3-mo. CME Term SOFR + 1.60%), 3.78%, 02/01/28(a)(b)	341	324,373
(3-mo. CME Term SOFR + 1.62%), 3.88%, 07/24/38(b)	171	147,562
(3-mo. CME Term SOFR + 1.64%), 3.54%, 05/01/28(b)	300	280,454
(3-mo. CME Term SOFR + 1.64%), 3.96%, 11/15/48(b)	427	351,040
(3-mo. CME Term SOFR + 1.72%), 4.03%, 07/24/48(b)	87	72,182
(3-mo. CME Term SOFR + 1.84%), 4.26%, 02/22/48(b)	171	147,546
(3-mo. CME Term SOFR + 2.46%), 3.11%, 04/22/41(a)(b)	189	143,439
(3-mo. CME Term SOFR + 2.52%), 2.96%, 05/13/31(a)(b)	341	292,391
(3-mo. CME Term SOFR + 3.79%), 4.49%, 03/24/31(a)(b)	341	327,793
Kimberly-Clark Corp.(a)
2.75%, 02/15/26	87	82,360

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services (continued)
Kimberly-Clark Corp.(a) (continued)
2.00%, 11/02/31	$75	$61,745
4.50%, 02/16/33	100	99,763
5.30%, 03/01/41	87	89,725
3.20%, 07/30/46	74	55,445
2.88%, 02/07/50	140	100,878
Lloyds Banking Group PLC
4.50%, 11/04/24(a)	490	475,689
4.34%, 01/09/48(a)	249	189,594
(1-year CMT + 1.00%), 2.44%, 02/05/26(a)(b)	340	320,098
(1-year CMT + 1.60%), 3.51%, 03/18/26(a)(b)	215	204,638
(1-year CMT + 1.70%), 5.87%, 03/06/29(a)(b)	200	198,310
(1-year CMT + 1.80%), 3.75%, 03/18/28(b)	222	204,976
(1-year CMT + 2.30%), 4.98%, 08/11/33(a)(b)	200	187,080
(1-year CMT + 3.75%), 7.95%, 11/15/33(b)	225	244,097
Mastercard, Inc., 4.85%, 03/09/33(a)	50	50,838
Mitsubishi UFJ Financial Group, Inc.
2.19%, 02/25/25	500	471,177
3.85%, 03/01/26	500	479,055
2.76%, 09/13/26(a)	250	228,818
3.29%, 07/25/27(a)	171	158,530
3.96%, 03/02/28(a)	171	162,581
3.74%, 03/07/29	341	311,380
2.56%, 02/25/30(a)	349	296,182
4.29%, 07/26/38	87	77,395
(1-year CMT + 0.83%), 2.34%, 01/19/28(b)	220	196,767
(1-year CMT + 0.95%), 2.31%, 07/20/32(b)	200	159,153
(1-year CMT + 0.97%), 2.49%, 10/13/32(b)	215	172,845
(1-year CMT + 1.10%), 2.85%, 01/19/33(b)	200	164,831
(1-year CMT + 1.13%), 3.84%, 04/17/26(b)	220	211,459
(1-year CMT + 1.30%), 4.08%, 04/19/28(b)	220	208,689
(1-year CMT + 1.55%), 5.06%, 09/12/25(b)	660	652,011
(1-year CMT + 1.70%), 4.79%, 07/18/25(b)	240	236,554
(1-year CMT + 1.90%), 5.35%, 09/13/28(b)	200	198,499
(1-year CMT + 1.95%), 5.02%, 07/20/28(b)	200	196,012
(1-year CMT + 2.13%), 5.13%, 07/20/33(b)	250	245,071
(1-year CMT + 2.13%), 5.47%, 09/13/33(a)(b)	200	201,243
Mizuho Financial Group, Inc.(b)
(1-year CMT + 0.67%), 1.23%, 05/22/27	349	306,645
(1-year CMT + 0.90%), 2.65%, 05/22/26	300	280,628
(1-year CMT + 1.25%), 3.26%, 05/22/30	380	335,202
(1-year CMT + 2.05%), 5.41%, 09/13/28	520	515,869
(1-year CMT + 2.40%), 5.67%, 09/13/33	520	523,719
Morgan Stanley
3.70%, 10/23/24(a)	257	250,880
4.00%, 07/23/25	343	333,013
5.00%, 11/24/25	214	210,377
3.88%, 01/27/26(a)	300	289,593
3.13%, 07/27/26(a)	87	81,471
4.35%, 09/08/26(a)	257	248,196
3.63%, 01/20/27(a)	341	323,783
3.95%, 04/23/27	87	82,374
3.59%, 07/22/28(a)(b)	384	354,313
7.25%, 04/01/32	50	56,699
3.97%, 07/22/38(b)	171	145,573
6.38%, 07/24/42	181	201,824
4.30%, 01/27/45	171	149,591
4.38%, 01/22/47(a)	257	228,489
(1-day SOFR + 0.56%), 1.16%, 10/21/25(b)	511	477,594
(1-day SOFR + 0.72%), 0.99%, 12/10/26(b)	307	273,723
(1-day SOFR + 0.86%), 1.51%, 07/20/27(b)	326	288,826

Security	Par (000)	Value

Financial Services (continued)
Morgan Stanley (continued)
(1-day SOFR + 0.88%), 1.59%, 05/04/27(a)(b)	$66	$59,084
(1-day SOFR + 0.94%), 2.63%, 02/18/26(b)	324	307,153
(1-day SOFR + 1.00%), 2.48%, 01/21/28(b)	244	220,194
(1-day SOFR + 1.02%), 1.93%, 04/28/32(b)	300	234,189
(1-day SOFR + 1.03%), 1.79%, 02/13/32(b)	338	262,186
(1-day SOFR + 1.14%), 2.70%, 01/22/31(b)	341	290,018
(1-day SOFR + 1.15%), 2.72%, 07/22/25(b)	105	101,250
(1-day SOFR + 1.18%), 2.24%, 07/21/32(b)	387	307,582
(1-day SOFR + 1.20%), 2.51%, 10/20/32(a)(b)	281	226,968
(1-day SOFR + 1.29%), 2.94%, 01/21/33(a)(b)	343	285,111
(1-day SOFR + 1.36%), 2.48%, 09/16/36(b)	459	348,262
(1-day SOFR + 1.43%), 2.80%, 01/25/52(a)(b)	221	145,011
(1-day SOFR + 1.49%), 3.22%, 04/22/42(b)	535	405,690
(1-day SOFR + 1.59%), 5.16%, 04/20/29(b)	255	251,885
(1-day SOFR + 1.61%), 4.21%, 04/20/28(a)(b)	96	92,222
(1-day SOFR + 1.67%), 4.68%, 07/17/26(b)	130	127,567
(1-day SOFR + 1.73%), 5.12%, 02/01/29(a)(b)	95	93,693
(1-day SOFR + 1.77%), 6.14%, 10/16/26(b)	400	404,033
(1-day SOFR + 2.08%), 4.89%, 07/20/33(a)(b)	70	67,371
(1-day SOFR + 2.56%), 6.34%, 10/18/33(b)	200	212,761
(1-day SOFR + 2.62%), 5.30%, 04/20/37(a)(b)	114	107,866
(1-day SOFR + 3.12%), 3.62%, 04/01/31(b)	400	360,436
(1-day SOFR + 4.84%), 5.60%, 03/24/51(a)(b)	171	178,510
(3-mo. CME Term SOFR + 1.40%), 3.77%, 01/24/29(b)	410	382,766
(3-mo. CME Term SOFR + 1.69%), 4.46%, 04/22/39(a)(b)	211	187,960
(3-mo. CME Term SOFR + 1.89%), 4.43%, 01/23/30(b)	130	123,687
Nasdaq, Inc.
3.85%, 06/30/26(a)	104	99,928
1.65%, 01/15/31	57	44,240
3.25%, 04/28/50(a)	70	47,324
National Rural Utilities Cooperative Finance Corp.
4.80%, 03/15/28(a)	125	123,577
5.05%, 09/15/28	50	49,830
NatWest Group PLC(b)
(1-year CMT + 2.10%), 6.02%, 03/02/34(a)	200	201,067
(1-year CMT + 2.85%), 7.47%, 11/10/26	500	511,379
(5-year CMT + 2.35%), 3.03%, 11/28/35(a)	300	230,166
ORIX Corp.(a)
5.00%, 09/13/27	100	99,233
2.25%, 03/09/31	87	71,379
4.00%, 04/13/32	67	61,883
5.20%, 09/13/32	100	101,196
Radian Group, Inc.
4.50%, 10/01/24	50	48,662
6.63%, 03/15/25	50	49,935
4.88%, 03/15/27(a)	50	47,155
Rexford Industrial Realty LP
2.13%, 12/01/30	71	56,010
2.15%, 09/01/31	79	61,585
State Street Corp., (1-day SOFR + 1.13%), 5.10%, 05/18/26(b)	60	59,543
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25	490	464,585
5.46%, 01/13/26	290	289,032
3.78%, 03/09/26(a)	211	201,675
2.63%, 07/14/26	171	157,312
1.40%, 09/17/26(a)	218	191,692

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services (continued)
Sumitomo Mitsui Financial Group, Inc. (continued)
3.01%, 10/19/26(a)	$87	$80,412
2.17%, 01/14/27	200	178,694
3.36%, 07/12/27(a)	171	159,567
3.35%, 10/18/27(a)	87	79,949
1.90%, 09/17/28(a)	218	183,122
3.20%, 09/17/29(a)	87	75,898
2.72%, 09/27/29(a)	522	444,412
2.13%, 07/08/30(a)	200	162,749
2.22%, 09/17/31(a)	265	211,603
5.77%, 01/13/33(a)	300	308,679
2.93%, 09/17/41(a)	70	49,393
Voya Financial, Inc.
3.65%, 06/15/26	62	58,479
5.70%, 07/15/43	87	83,431

		94,461,556

Food Products — 0.2%
Archer-Daniels-Midland Co.
2.50%, 08/11/26(a)	300	281,026
2.90%, 03/01/32(a)	67	58,266
4.54%, 03/26/42(a)	37	34,191
4.02%, 04/16/43	66	56,880
3.75%, 09/15/47(a)	171	141,919
Bunge Ltd. Finance Corp.(a)
3.75%, 09/25/27	171	161,426
2.75%, 05/14/31	121	101,571
Flowers Foods, Inc., 2.40%, 03/15/31(a)	60	48,952
General Mills, Inc., 4.95%, 03/29/33(a)	30	29,732
Hershey Co.
2.05%, 11/15/24(a)	87	83,485
2.45%, 11/15/29(a)	87	76,317
3.13%, 11/15/49	87	64,059
Hormel Foods Corp.
1.70%, 06/03/28	223	193,591
3.05%, 06/03/51	87	61,945
J M Smucker Co.
3.50%, 03/15/25	214	206,772
4.25%, 03/15/35	87	78,966
4.38%, 03/15/45(a)	87	75,349
3.55%, 03/15/50	70	51,253
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(e)
5.13%, 02/01/28(a)	100	96,027
3.00%, 05/15/32(a)	250	191,863
5.75%, 04/01/33	100	93,700
6.50%, 12/01/52(a)	250	236,925
McCormick & Co., Inc., 4.95%, 04/15/33(a)	100	98,158
Mondelez International, Inc.
1.50%, 05/04/25	62	57,784
2.63%, 03/17/27	341	314,791
2.75%, 04/13/30(a)	160	140,455
1.50%, 02/04/31	100	78,540
1.88%, 10/15/32(a)	87	67,948
2.63%, 09/04/50(a)	70	45,404
Pilgrim’s Pride Corp.(a)
3.50%, 03/01/32	150	118,590
6.25%, 07/01/33	45	43,587
Tyson Foods, Inc.
3.95%, 08/15/24	341	334,690
3.55%, 06/02/27(a)	171	160,613

Security	Par (000)	Value

Food Products (continued)
Tyson Foods, Inc. (continued)
4.88%, 08/15/34(a)	$70	$67,534
5.15%, 08/15/44(a)	87	78,714
4.55%, 06/02/47	87	72,467

		4,103,490

Gas Utilities — 0.0%
Boardwalk Pipelines LP, 3.60%, 09/01/32(a)	200	169,793
National Fuel Gas Co., 5.50%, 10/01/26	20	19,501
Piedmont Natural Gas Co., Inc., 5.40%, 06/15/33	40	39,906
Southern California Gas Co., 5.20%, 06/01/33(a)	40	39,469

		268,669

Ground Transportation — 0.4%
Burlington Northern Santa Fe LLC
3.65%, 09/01/25(a)	130	125,992
7.00%, 12/15/25(a)	87	90,331
3.25%, 06/15/27(a)	300	285,571
5.40%, 06/01/41	50	50,983
4.40%, 03/15/42	53	47,998
4.38%, 09/01/42	87	78,621
4.45%, 03/15/43	70	63,593
5.15%, 09/01/43	87	86,095
4.90%, 04/01/44	87	84,145
4.55%, 09/01/44	87	80,093
4.15%, 04/01/45	87	75,675
4.70%, 09/01/45(a)	87	80,792
3.90%, 08/01/46	141	116,491
4.13%, 06/15/47	87	75,143
4.05%, 06/15/48	60	51,412
4.15%, 12/15/48(a)	87	75,808
3.05%, 02/15/51(a)	71	50,296
3.30%, 09/15/51	171	127,611
5.20%, 04/15/54	120	122,389
Canadian National Railway Co.
2.95%, 11/21/24(a)	76	73,333
2.75%, 03/01/26(a)	97	91,371
3.85%, 08/05/32(a)	100	93,083
3.20%, 08/02/46	140	103,568
3.65%, 02/03/48	257	206,967
2.45%, 05/01/50	81	51,561
4.40%, 08/05/52	80	73,312
Canadian Pacific Railway Co.
2.90%, 02/01/25	171	164,175
1.75%, 12/02/26(a)	72	64,718
2.88%, 11/15/29(a)	63	55,618
7.13%, 10/15/31(a)	87	98,428
2.45%, 12/02/31(a)	119	104,227
4.80%, 09/15/35	87	84,854
3.00%, 12/02/41(a)	73	59,712
4.80%, 08/01/45	191	177,603
4.70%, 05/01/48	87	78,997
3.50%, 05/01/50	87	66,519
3.10%, 12/02/51(a)	103	73,002
4.20%, 11/15/69	78	61,123
6.13%, 09/15/2115	87	89,840
CSX Corp.
3.35%, 11/01/25	87	83,078
3.25%, 06/01/27	341	320,864
3.80%, 03/01/28(a)	227	216,070
2.40%, 02/15/30(a)	87	75,101
4.10%, 11/15/32	50	47,297

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ground Transportation (continued)
CSX Corp. (continued)
4.75%, 05/30/42	$189	$174,030
4.30%, 03/01/48	130	113,114
3.35%, 09/15/49	75	55,329
3.80%, 04/15/50	96	76,561
3.95%, 05/01/50(a)	79	64,321
2.50%, 05/15/51(a)	75	47,618
4.50%, 11/15/52(a)	50	45,160
4.50%, 08/01/54	87	77,005
4.65%, 03/01/68	137	122,614
Norfolk Southern Corp.
3.15%, 06/01/27(a)	153	143,312
2.55%, 11/01/29(a)	58	49,989
3.00%, 03/15/32(a)	81	69,710
4.45%, 03/01/33(a)	150	143,527
3.95%, 10/01/42	74	60,623
4.45%, 06/15/45	87	75,336
3.94%, 11/01/47	80	64,632
4.15%, 02/28/48	87	73,083
3.40%, 11/01/49(a)	59	43,468
3.05%, 05/15/50	105	72,595
2.90%, 08/25/51	74	48,975
3.70%, 03/15/53(a)	58	44,648
4.55%, 06/01/53(a)	40	36,122
3.16%, 05/15/55	171	116,896
4.10%, 05/15/2121	50	35,248
Union Pacific Corp.
3.25%, 08/15/25	87	83,645
4.75%, 02/21/26(a)	200	198,604
2.75%, 03/01/26(a)	171	161,719
2.15%, 02/05/27	57	52,055
3.95%, 09/10/28(a)	171	165,703
3.70%, 03/01/29(a)	171	163,197
2.38%, 05/20/31(a)	221	186,874
2.80%, 02/14/32(a)	64	55,222
4.50%, 01/20/33(a)	100	98,329
3.38%, 02/01/35	87	74,439
3.60%, 09/15/37	214	182,486
3.20%, 05/20/41	75	58,941
3.38%, 02/14/42	82	65,520
4.05%, 11/15/45	87	72,878
4.05%, 03/01/46	74	61,799
4.50%, 09/10/48	87	78,203
3.25%, 02/05/50	189	141,181
3.80%, 10/01/51	87	71,253
2.95%, 03/10/52(a)	59	40,946
3.50%, 02/14/53	89	68,765
4.95%, 05/15/53	200	199,058
3.95%, 08/15/59	135	109,181
3.84%, 03/20/60	249	198,069
3.80%, 04/06/71	141	107,556
3.85%, 02/14/72	69	53,041

		8,986,040

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories
3.88%, 09/15/25(a)	45	43,958
3.75%, 11/30/26(a)	243	236,913
1.15%, 01/30/28(a)	92	79,619
1.40%, 06/30/30(a)	79	64,984
4.75%, 11/30/36(a)	384	385,515

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Abbott Laboratories (continued)
5.30%, 05/27/40	$87	$91,071
4.75%, 04/15/43	87	85,216
Baxter International, Inc.(a)
2.60%, 08/15/26	127	116,627
2.27%, 12/01/28	309	264,855
3.95%, 04/01/30	87	80,258
3.50%, 08/15/46	87	60,266
3.13%, 12/01/51	79	52,108
Becton Dickinson & Co.
3.73%, 12/15/24	60	58,249
3.70%, 06/06/27(a)	279	265,266
4.69%, 02/13/28(a)	95	93,710
2.82%, 05/20/30	82	71,717
1.96%, 02/11/31	185	149,884
4.30%, 08/22/32(a)	80	75,885
4.69%, 12/15/44(a)	107	97,004
4.67%, 06/06/47(a)	87	79,944
3.79%, 05/20/50	37	29,232
Boston Scientific Corp.
2.65%, 06/01/30(a)	171	148,987
4.55%, 03/01/39	130	120,900
4.70%, 03/01/49(a)	93	87,109
Danaher Corp.(a)
3.35%, 09/15/25	75	72,214
4.38%, 09/15/45	75	67,719
2.60%, 10/01/50	87	58,702
2.80%, 12/10/51	140	96,579
DH Europe Finance II SARL
2.20%, 11/15/24	171	163,762
2.60%, 11/15/29(a)	79	69,524
3.25%, 11/15/39	71	57,712
3.40%, 11/15/49(a)	117	91,424
GE HealthCare Technologies, Inc.
5.55%, 11/15/24	175	174,142
5.60%, 11/15/25(a)	150	150,097
5.65%, 11/15/27	200	202,450
6.38%, 11/22/52(a)	100	111,255
Koninklijke Philips NV, 5.00%, 03/15/42	87	79,812
Medtronic Global Holdings SCA
4.25%, 03/30/28	35	34,161
4.50%, 03/30/33(a)	70	68,607
Medtronic, Inc., 4.38%, 03/15/35	62	59,569
MyMichigan Health, Series 2020, 3.41%, 06/01/50	47	33,586
Revvity, Inc.(a)
1.90%, 09/15/28	90	76,223
2.25%, 09/15/31	219	175,718
STERIS Irish FinCo UnLtd Co., 2.70%, 03/15/31(a)	216	180,035
Stryker Corp.
3.38%, 11/01/25	100	95,690
3.50%, 03/15/26	87	83,458
4.63%, 03/15/46(a)	214	198,924
2.90%, 06/15/50	87	60,158
Thermo Fisher Scientific, Inc.
4.80%, 11/21/27(a)	65	65,291
1.75%, 10/15/28(a)	67	57,733
2.60%, 10/01/29(a)	168	148,135
2.00%, 10/15/31(a)	87	70,978
4.95%, 11/21/32(a)	95	96,713
2.80%, 10/15/41(a)	243	181,123

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Thermo Fisher Scientific, Inc. (continued)
4.10%, 08/15/47	$87	$77,795
Zimmer Biomet Holdings, Inc.
2.60%, 11/24/31(a)	189	156,799
4.45%, 08/15/45	87	73,753

		6,229,118

Health Care Providers & Services — 0.8%
AdventHealth Obligated Group, Series E, 2.80%, 11/15/51	73	47,823
Adventist Health System, 3.63%, 03/01/49	70	52,087
Advocate Health & Hospitals Corp.
4.27%, 08/15/48	80	70,487
3.39%, 10/15/49(a)	79	58,993
Aetna, Inc.
3.50%, 11/15/24(a)	81	78,466
6.75%, 12/15/37	225	247,990
4.50%, 05/15/42	87	74,638
4.75%, 03/15/44	76	67,351
AHS Hospital Corp., Series 2021, 2.78%, 07/01/51(a)	82	53,868
Allina Health System, Series 2021, 2.90%, 11/15/51(a)	70	45,590
AmerisourceBergen Corp.
3.45%, 12/15/27(a)	130	121,710
2.80%, 05/15/30(a)	71	61,615
2.70%, 03/15/31	87	73,979
4.25%, 03/01/45	87	71,777
Ascension Health
3.95%, 11/15/46(a)	157	131,703
Series B, 2.53%, 11/15/29	53	45,579
Series B, 3.11%, 11/15/39(a)	52	40,656
Banner Health(a)
2.91%, 01/01/42	76	55,405
2.91%, 01/01/51	78	52,329
Series 2020, 3.18%, 01/01/50	63	45,153
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/50	65	48,107
BayCare Health System, Inc., Series 2020, 3.83%, 11/15/50(a)	72	59,193
Baylor Scott & White Holdings(a)
Series 2021, 1.78%, 11/15/30	63	50,100
Series 2021, 2.84%, 11/15/50	203	136,156
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/51(a)	86	55,409
BHSH System Obligated Group, Series 19A, 3.49%, 07/15/49	85	64,831
Bon Secours Mercy Health, Inc.(a)
3.46%, 06/01/30	70	62,849
Series 2018, 4.30%, 07/01/28	64	61,019
Series 20-2, 3.21%, 06/01/50	60	41,843
Cardinal Health, Inc.
3.50%, 11/15/24(a)	87	84,146
3.75%, 09/15/25(a)	87	83,798
4.60%, 03/15/43	50	41,939
4.37%, 06/15/47	87	71,806
Cedars-Sinai Health System, Series 2021, 2.29%, 08/15/31(a)	70	57,231
Centene Corp.(a)
2.45%, 07/15/28	450	384,640
4.63%, 12/15/29	700	644,306

Security	Par (000)	Value

Health Care Providers & Services (continued)
Centene Corp.(a) (continued)
2.50%, 03/01/31	$350	$279,114
Children’s Health System of Texas, 2.51%, 08/15/50(a)	71	43,986
Children’s Hospital Corp., Series 2017, 4.12%, 01/01/47(a)	70	60,600
Children’s Hospital of Philadelphia, Series 2020, 2.70%, 07/01/50(a)	51	33,336
CHRISTUS Health, Series C, 4.34%, 07/01/28(a)	55	52,123
CommonSpirit Health
1.55%, 10/01/25	64	58,196
3.35%, 10/01/29(a)	194	170,672
2.78%, 10/01/30(a)	78	65,572
4.19%, 10/01/49(a)	71	57,587
6.46%, 11/01/52(a)	69	78,701
Community Health Network, Inc., Series 20-A, 3.10%, 05/01/50	75	48,561
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49(a)	46	34,045
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48	74	59,114
Dignity Health, 5.27%, 11/01/64(a)	74	69,459
Duke University Health System, Inc., Series 2017, 3.92%, 06/01/47	61	50,962
Elevance Health, Inc.
3.50%, 08/15/24	87	84,760
2.38%, 01/15/25(a)	57	54,183
5.35%, 10/15/25(a)	40	39,913
1.50%, 03/15/26(a)	170	153,718
3.65%, 12/01/27	171	161,444
2.25%, 05/15/30	136	113,923
2.55%, 03/15/31	121	101,666
4.10%, 05/15/32	61	56,842
5.50%, 10/15/32(a)	100	102,801
4.75%, 02/15/33(a)	120	116,551
4.63%, 05/15/42	150	134,807
5.10%, 01/15/44	155	146,942
4.65%, 08/15/44	62	55,672
4.38%, 12/01/47(a)	171	149,044
4.55%, 03/01/48	130	114,096
3.13%, 05/15/50(a)	146	101,798
3.60%, 03/15/51(a)	170	129,991
4.55%, 05/15/52	61	54,485
5.13%, 02/15/53(a)	150	145,459
Hackensack Meridian Health, Inc.
Series 2020, 2.68%, 09/01/41	69	49,150
Series 2020, 2.88%, 09/01/50(a)	136	91,273
Hartford HealthCare Corp., 3.45%, 07/01/54(a)	62	43,503
HCA, Inc.
5.25%, 04/15/25	171	168,804
5.25%, 06/15/26	171	169,131
5.38%, 09/01/26	200	198,429
3.13%, 03/15/27(a)(e)	78	71,630
5.20%, 06/01/28	40	39,675
5.88%, 02/01/29	250	251,623
4.13%, 06/15/29	130	120,301
3.50%, 09/01/30	200	175,310
2.38%, 07/15/31	171	136,755
3.63%, 03/15/32(e)	100	86,801
5.50%, 06/01/33	80	79,864
5.13%, 06/15/39(a)	171	158,634

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
HCA, Inc. (continued)
5.50%, 06/15/47	$171	$161,063
5.25%, 06/15/49	214	193,099
3.50%, 07/15/51(a)	155	107,236
4.63%, 03/15/52(a)(e)	100	82,175
5.90%, 06/01/53(a)	75	74,299
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52	70	56,558
Humana, Inc.
3.85%, 10/01/24	87	84,963
1.35%, 02/03/27	132	114,850
5.75%, 03/01/28	60	61,049
3.70%, 03/23/29	62	56,784
3.13%, 08/15/29	87	76,797
2.15%, 02/03/32	81	63,809
5.88%, 03/01/33(a)	50	51,960
4.63%, 12/01/42	171	150,728
4.95%, 10/01/44	87	79,598
4.80%, 03/15/47(a)	70	63,318
Indiana University Health, Inc. Obligated Group, Series 2021, 2.85%, 11/01/51	87	58,356
Inova Health System Foundation, 4.07%, 05/15/52(a)	74	63,213
Integris Baptist Medical Center, Inc., Series A, 3.88%, 08/15/50(a)	66	49,765
Johns Hopkins Health System Corp., 3.84%, 05/15/46(a)	62	51,007
Kaiser Foundation Hospitals
3.15%, 05/01/27(a)	87	81,809
4.15%, 05/01/47	191	166,801
Series 2019, 3.27%, 11/01/49	82	60,543
Series 2021, 2.81%, 06/01/41	101	74,193
Series 2021, 3.00%, 06/01/51	116	81,205
Mass General Brigham, Inc.
Series 2017, 3.77%, 07/01/48(a)	85	69,512
Series 2020, 3.19%, 07/01/49	87	63,226
Series 2020, 3.34%, 07/01/60	71	49,669
Mayo Clinic
Series 2016, 4.13%, 11/15/52(a)	75	64,493
Series 2021, 3.20%, 11/15/61	66	44,688
McKesson Corp., 1.30%, 08/15/26(a)	155	137,661
MedStar Health, Inc., Series 20A, 3.63%, 08/15/49(a)	74	55,928
Memorial Health Services, 3.45%, 11/01/49	62	45,476
Memorial Sloan-Kettering Cancer Center(a)
5.00%, 07/01/42	70	67,351
4.13%, 07/01/52	70	59,472
Methodist Hospital, Series 20A, 2.71%, 12/01/50	77	49,929
Montefiore Obligated Group, 4.29%, 09/01/50(a)	64	39,921
Mount Nittany Medical Center Obligated Group, Series 2022, 3.80%, 11/15/52	57	43,735
Mount Sinai Hospitals Group, Inc.(a)
Series 2019, 3.74%, 07/01/49	75	57,753
Series 2020, 3.39%, 07/01/50	66	44,860
Nationwide Children’s Hospital, Inc., 4.56%, 11/01/52(a)	73	67,506
New York and Presbyterian Hospital
2.26%, 08/01/40	87	58,508
4.02%, 08/01/45	53	44,895
2.61%, 08/01/60(a)	87	50,602
Series 2019, 3.95%, 08/01/2119	72	52,100

Security	Par (000)	Value

Health Care Providers & Services (continued)
Northwell Healthcare, Inc.
3.98%, 11/01/46(a)	$70	$54,705
4.26%, 11/01/47	70	57,447
3.81%, 11/01/49(a)	57	42,749
Novant Health, Inc.
2.64%, 11/01/36	72	54,316
3.17%, 11/01/51(a)	76	54,537
3.32%, 11/01/61	76	52,437
Ochsner LSU Health System of North Louisiana, Series 2021, 2.51%, 05/15/31(a)	70	51,789
OhioHealth Corp., 2.83%, 11/15/41(a)	59	42,620
Orlando Health Obligated Group(a)
4.09%, 10/01/48	29	23,825
3.33%, 10/01/50	67	50,051
PeaceHealth Obligated Group
Series 2018, 4.79%, 11/15/48	79	70,939
Series 2020, 1.38%, 11/15/25	24	21,625
Series 2020, 3.22%, 11/15/50	73	49,237
Piedmont Healthcare, Inc.
2.86%, 01/01/52	66	42,549
Series 2042, 2.72%, 01/01/42(a)	58	40,127
Presbyterian Healthcare Services, 4.88%, 08/01/52(a)	60	58,344
Providence St Joseph Health Obligated Group
Series 19A, 2.53%, 10/01/29(a)	82	69,035
Series 21A, 2.70%, 10/01/51	76	45,518
Series A, 3.93%, 10/01/48(a)	77	60,714
Queen’s Health Systems, 4.81%, 07/01/52(a)	67	63,733
Rady Children’s Hospital-San Diego, Series 21A, 3.15%, 08/15/51(a)	63	44,639
RWJ Barnabas Health, Inc., 3.95%, 07/01/46(a)	80	65,875
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50(a)	62	40,915
Sentara Healthcare, Series 2021, 2.93%, 11/01/51(a)	71	47,888
Sharp HealthCare, Series 20B, 2.68%, 08/01/50	91	58,712
Stanford Health Care, Series 2018, 3.80%, 11/15/48(a)	64	53,359
Summa Health, 3.51%, 11/15/51(a)	70	49,681
Sutter Health
Series 2018, 4.09%, 08/15/48	80	66,128
Series 20A, 2.29%, 08/15/30(a)	66	54,560
Series 20A, 3.16%, 08/15/40(a)	62	46,798
Series 20A, 3.36%, 08/15/50	59	42,343
Series 20-A, 1.32%, 08/15/25	71	64,777
Texas Health Resources, 2.33%, 11/15/50	58	33,943
Trinity Health Corp.(a)
Series 2019, 3.43%, 12/01/48	73	55,595
Series 2021, 2.63%, 12/01/40	83	58,966
UnitedHealth Group, Inc.
2.38%, 08/15/24(a)	413	399,105
5.00%, 10/15/24	50	49,811
3.75%, 07/15/25(a)	171	166,454
5.15%, 10/15/25(a)	25	25,069
1.25%, 01/15/26(a)	74	67,605
3.10%, 03/15/26(a)	87	83,249
1.15%, 05/15/26(a)	171	154,636
3.45%, 01/15/27	87	83,349
3.38%, 04/15/27(a)	171	162,420
5.25%, 02/15/28(a)	40	40,781
3.85%, 06/15/28(a)	171	163,914

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc. (continued)
4.25%, 01/15/29(a)	$140	$136,016
4.00%, 05/15/29	120	114,679
2.88%, 08/15/29(a)	124	111,431
5.30%, 02/15/30(a)	300	307,352
2.00%, 05/15/30(a)	79	66,482
2.30%, 05/15/31	197	166,574
5.35%, 02/15/33(a)	180	187,039
4.50%, 04/15/33	140	136,360
4.63%, 07/15/35	97	94,834
5.80%, 03/15/36(a)	120	128,278
6.88%, 02/15/38	74	88,077
3.50%, 08/15/39(a)	111	93,099
2.75%, 05/15/40	75	55,715
5.95%, 02/15/41(a)	74	79,832
3.05%, 05/15/41	216	166,965
4.63%, 11/15/41	104	97,471
3.95%, 10/15/42	53	45,474
4.25%, 03/15/43(a)	87	79,144
4.75%, 07/15/45(a)	107	102,390
4.20%, 01/15/47(a)	130	114,440
4.25%, 04/15/47	171	150,725
3.75%, 10/15/47	87	71,603
4.45%, 12/15/48(a)	171	155,789
3.70%, 08/15/49	257	206,427
2.90%, 05/15/50(a)	221	154,034
3.25%, 05/15/51	87	64,894
4.75%, 05/15/52	300	284,596
5.88%, 02/15/53(a)	270	299,897
5.05%, 04/15/53	140	139,153
3.88%, 08/15/59(a)	171	138,995
4.95%, 05/15/62	200	192,274
6.05%, 02/15/63(a)	110	124,385
5.20%, 04/15/63	90	90,033
Universal Health Services, Inc.
1.65%, 09/01/26	155	135,497
2.65%, 10/15/30	50	40,837
WakeMed, Series A, 3.29%, 10/01/52	66	46,284
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/50(a)	60	40,085
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48	80	72,338
Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/50(a)	64	38,732

		19,803,140

Health Care Technology — 0.0%
Catholic Health Services of Long Island Obligated Group, Series 2020, 3.37%, 07/01/50(a)	80	54,258
Laboratory Corp. of America Holdings
3.25%, 09/01/24	171	165,573
2.30%, 12/01/24(a)	171	162,375
3.60%, 02/01/25	75	72,462
1.55%, 06/01/26	90	80,390
3.60%, 09/01/27(a)	87	82,235
2.70%, 06/01/31(a)	49	41,334
4.70%, 02/01/45	79	68,421
Quest Diagnostics, Inc.
3.50%, 03/30/25	65	62,662
4.20%, 06/30/29(a)	87	83,995

Security	Par (000)	Value

Health Care Technology (continued)
Quest Diagnostics, Inc. (continued)
2.95%, 06/30/30	$75	$65,949
2.80%, 06/30/31(a)	71	61,114
4.70%, 03/30/45	87	76,414

		1,077,182

Hotels, Restaurants & Leisure — 0.2%
Choice Hotels International, Inc., 3.70%, 12/01/29	70	60,386
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25	71	69,474
Hyatt Hotels Corp.(a)
4.38%, 09/15/28	76	71,792
5.75%, 04/23/30	87	87,043
Marriott International, Inc.
5.00%, 10/15/27	55	54,568
Series EE, 5.75%, 05/01/25	106	106,200
Series FF, 4.63%, 06/15/30	171	163,729
Series GG, 3.50%, 10/15/32	171	147,692
Series R, 3.13%, 06/15/26(a)	171	160,589
Series X, 4.00%, 04/15/28(a)	171	161,264
McDonald’s Corp.
3.38%, 05/26/25(a)	87	84,121
3.30%, 07/01/25	60	57,840
3.70%, 01/30/26(a)	171	165,291
3.50%, 03/01/27(a)	171	163,134
3.50%, 07/01/27(a)	240	228,476
3.80%, 04/01/28(a)	171	163,855
4.70%, 12/09/35	79	76,673
6.30%, 03/01/38	171	188,368
3.70%, 02/15/42	74	60,317
4.60%, 05/26/45	171	155,846
4.88%, 12/09/45	171	163,531
4.45%, 03/01/47	87	78,232
3.63%, 09/01/49	151	119,082
4.20%, 04/01/50	88	76,116
Starbucks Corp.
3.80%, 08/15/25	171	165,593
4.75%, 02/15/26	50	49,538
4.00%, 11/15/28	87	83,449
3.55%, 08/15/29(a)	214	199,491
2.55%, 11/15/30	140	119,234
3.00%, 02/14/32(a)	132	114,583
4.80%, 02/15/33(a)	100	98,758
3.75%, 12/01/47	171	134,838
3.35%, 03/12/50	171	125,341
3.50%, 11/15/50	140	106,271

		4,060,715

Household Durables — 0.1%
DR Horton, Inc.
2.50%, 10/15/24	75	71,713
1.30%, 10/15/26	174	152,480
1.40%, 10/15/27(a)	171	146,660
Leggett & Platt, Inc.
3.80%, 11/15/24(a)	70	67,790
4.40%, 03/15/29	171	162,793
3.50%, 11/15/51(a)	105	75,631
Lennar Corp.
4.75%, 05/30/25	41	40,060
4.75%, 11/29/27	141	136,806

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Household Durables (continued)
MDC Holdings, Inc.
2.50%, 01/15/31(a)	$70	$54,995
6.00%, 01/15/43	71	64,038
PulteGroup, Inc., 7.88%, 06/15/32	171	193,768
Toll Brothers Finance Corp.(a)
4.88%, 11/15/25	74	72,598
4.88%, 03/15/27	75	72,620
4.35%, 02/15/28	75	70,427
Whirlpool Corp.(a)
2.40%, 05/15/31	86	69,760
4.70%, 05/14/32	70	67,157
5.50%, 03/01/33	50	49,894
4.50%, 06/01/46	87	70,098

		1,639,288

Household Products — 0.0%
Church & Dwight Co., Inc.
2.30%, 12/15/31(a)	171	141,030
5.60%, 11/15/32	140	147,956

		288,986

Industrial Conglomerates — 0.0%
General Electric Co., Series A, 6.75%, 03/15/32(a)	200	225,749
Pentair Finance SARL, 5.90%, 07/15/32(a)	100	100,848
Trane Technologies Global Holding Co. Ltd., 4.30%, 02/21/48	87	74,806
Trane Technologies Luxembourg Finance SA
3.55%, 11/01/24(a)	87	84,278
4.65%, 11/01/44	30	26,693
4.50%, 03/21/49(a)	87	76,715

		589,089

Insurance — 0.7%
Aflac, Inc.
1.13%, 03/15/26(a)	171	153,043
2.88%, 10/15/26(a)	130	120,039
4.75%, 01/15/49	87	81,003
Alleghany Corp.
3.63%, 05/15/30	121	112,322
3.25%, 08/15/51	171	121,930
Allstate Corp.
3.28%, 12/15/26(a)	130	122,340
5.25%, 03/30/33	20	19,941
5.55%, 05/09/35	160	162,155
4.50%, 06/15/43	53	45,828
4.20%, 12/15/46	100	81,716
3.85%, 08/10/49	71	55,076
American Financial Group, Inc., 4.50%, 06/15/47	130	106,204
American International Group, Inc.
2.50%, 06/30/25(a)	114	107,366
3.90%, 04/01/26(a)	120	115,300
5.13%, 03/27/33	70	68,358
6.25%, 05/01/36	100	103,516
4.80%, 07/10/45	130	115,507
4.75%, 04/01/48	171	153,384
4.38%, 06/30/50(a)	87	73,457
Aon Corp.(a)
4.50%, 12/15/28	171	164,529
3.75%, 05/02/29	171	158,287
Aon Corp./Aon Global Holdings PLC
2.85%, 05/28/27(a)	55	50,290
2.05%, 08/23/31(a)	87	69,422

Security	Par (000)	Value

Insurance (continued)
Aon Corp./Aon Global Holdings PLC (continued)
2.60%, 12/02/31	$59	$48,588
5.00%, 09/12/32	270	266,369
5.35%, 02/28/33	25	25,182
3.90%, 02/28/52	81	63,562
Aon Global Ltd.
3.88%, 12/15/25	104	100,236
4.60%, 06/14/44	87	75,868
4.75%, 05/15/45	87	77,774
Arch Capital Finance LLC, 4.01%, 12/15/26	171	163,176
Arch Capital Group U.S., Inc., 5.14%, 11/01/43	66	60,138
Arthur J Gallagher & Co.
2.40%, 11/09/31	87	69,317
3.50%, 05/20/51	87	62,222
5.75%, 03/02/53	16	16,078
Assured Guaranty U.S. Holdings, Inc., 5.00%, 07/01/24(a)	82	80,530
Athene Holding Ltd.
6.15%, 04/03/30(a)	100	100,442
6.65%, 02/01/33(a)	100	100,789
3.95%, 05/25/51	66	44,174
Berkshire Hathaway Finance Corp.
2.30%, 03/15/27(a)	133	124,368
1.85%, 03/12/30	87	73,863
1.45%, 10/15/30(a)	155	126,152
4.40%, 05/15/42	74	70,470
4.30%, 05/15/43(a)	87	79,343
4.25%, 01/15/49(a)	171	155,722
2.85%, 10/15/50	171	118,995
2.50%, 01/15/51(a)	132	86,245
3.85%, 03/15/52	400	330,665
Berkshire Hathaway, Inc.(a)
3.13%, 03/15/26	240	231,185
4.50%, 02/11/43	200	192,902
Brighthouse Financial, Inc.
5.63%, 05/15/30(a)	71	68,438
4.70%, 06/22/47	103	78,825
Brown & Brown, Inc.
2.38%, 03/15/31(a)	171	137,837
4.95%, 03/17/52	65	55,633
Chubb Corp.
6.00%, 05/11/37	50	53,365
Series 1, 6.50%, 05/15/38	74	82,531
Chubb INA Holdings, Inc.
3.15%, 03/15/25	171	165,059
3.35%, 05/03/26	138	132,583
1.38%, 09/15/30(a)	346	275,086
6.70%, 05/15/36(a)	150	167,241
4.15%, 03/13/43	53	45,457
2.85%, 12/15/51(a)	87	60,579
3.05%, 12/15/61(a)	59	39,680
CNA Financial Corp.
4.50%, 03/01/26	62	60,148
3.90%, 05/01/29(a)	87	79,837
Enstar Group Ltd., 3.10%, 09/01/31	124	97,236
Equitable Holdings, Inc.
4.35%, 04/20/28(a)	171	160,030
5.59%, 01/11/33(a)	150	147,069
5.00%, 04/20/48	130	111,380
Everest Reinsurance Holdings, Inc.(a) 3.50%, 10/15/50	87	61,696

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Everest Reinsurance Holdings, Inc.(a) (continued)
3.13%, 10/15/52	$155	$102,425
F&G Annuities & Life, Inc., 7.40%, 01/13/28(e)	50	49,935
Fairfax Financial Holdings Ltd., 4.63%, 04/29/30(a)	171	160,222
Fidelity National Financial, Inc.(a)
3.40%, 06/15/30	87	75,967
3.20%, 09/17/51	58	33,825
First American Financial Corp.(a)
4.60%, 11/15/24	70	68,302
2.40%, 08/15/31	78	59,313
Globe Life, Inc., 2.15%, 08/15/30	40	31,518
Hanover Insurance Group, Inc.
4.50%, 04/15/26	104	100,664
2.50%, 09/01/30(a)	87	68,389
Hartford Financial Services Group, Inc.
2.80%, 08/19/29(a)	87	74,894
5.95%, 10/15/36(a)	100	102,372
6.10%, 10/01/41	74	74,150
2.90%, 09/15/51	71	46,079
Jackson Financial, Inc., 3.13%, 11/23/31(a)	171	132,681
Kemper Corp., 3.80%, 02/23/32(a)	74	61,120
Lincoln National Corp.(a)
3.35%, 03/09/25	65	62,088
3.80%, 03/01/28	57	51,535
6.30%, 10/09/37	87	85,230
4.35%, 03/01/48	70	50,001
4.38%, 06/15/50	87	61,205
Loews Corp.
3.75%, 04/01/26	87	84,322
3.20%, 05/15/30(a)	114	101,462
Manulife Financial Corp.
4.15%, 03/04/26(a)	87	84,231
2.48%, 05/19/27(a)	171	156,676
3.70%, 03/16/32(a)	67	60,872
5.38%, 03/04/46	71	70,282
(5-year USD ICE Swap + 1.65%), 4.06%, 02/24/32(a)(b)	87	80,989
Markel Group, Inc.
3.35%, 09/17/29(a)	82	73,109
4.30%, 11/01/47	130	104,716
4.15%, 09/17/50	87	67,870
3.45%, 05/07/52(a)	75	52,726
Marsh & McLennan Cos., Inc.
3.50%, 03/10/25	87	84,364
3.75%, 03/14/26(a)	171	165,530
4.38%, 03/15/29(a)	171	166,103
2.25%, 11/15/30(a)	59	49,043
2.38%, 12/15/31(a)	65	52,961
5.75%, 11/01/32(a)	50	52,553
4.35%, 01/30/47	87	74,503
4.20%, 03/01/48	87	73,458
4.90%, 03/15/49	171	160,811
2.90%, 12/15/51	52	34,642
6.25%, 11/01/52(a)	25	28,095
MetLife, Inc.
3.00%, 03/01/25(a)	283	273,207
4.55%, 03/23/30(a)	171	167,096
6.38%, 06/15/34	307	335,655
5.88%, 02/06/41	100	102,265
4.13%, 08/13/42	75	63,007
4.05%, 03/01/45	87	73,007

Security	Par (000)	Value

Insurance (continued)
MetLife, Inc. (continued)
4.60%, 05/13/46(a)	$200	$180,733
5.00%, 07/15/52	60	56,341
5.25%, 01/15/54(a)	100	96,726
Old Republic International Corp.
4.88%, 10/01/24	87	85,305
3.85%, 06/11/51(a)	70	49,940
Primerica, Inc., 2.80%, 11/19/31(a)	74	61,192
Principal Financial Group, Inc.
3.40%, 05/15/25	87	83,205
3.10%, 11/15/26(a)	171	157,847
3.70%, 05/15/29(a)	100	91,757
5.38%, 03/15/33(a)	40	39,626
4.63%, 09/15/42	50	42,828
4.30%, 11/15/46(a)	87	69,382
5.50%, 03/15/53	45	42,693
Progressive Corp.
2.45%, 01/15/27	87	79,941
2.50%, 03/15/27	66	60,511
4.00%, 03/01/29(a)	75	71,788
3.00%, 03/15/32(a)	145	126,173
4.95%, 06/15/33(a)	40	39,664
4.35%, 04/25/44	74	64,073
3.70%, 01/26/45	70	54,791
4.13%, 04/15/47	87	75,046
4.20%, 03/15/48	87	74,332
3.70%, 03/15/52	60	46,928
Prudential Financial, Inc.
1.50%, 03/10/26(a)	171	156,175
3.88%, 03/27/28(a)	120	114,185
3.00%, 03/10/40	171	127,841
4.60%, 05/15/44	87	76,573
3.91%, 12/07/47	87	69,413
3.94%, 12/07/49	156	124,125
4.35%, 02/25/50	171	145,051
3.70%, 03/13/51	200	153,208
(3-mo. LIBOR US + 2.67%), 5.70%, 09/15/48(b)	171	165,065
(5-year CMT + 2.85%), 6.75%, 03/01/53(a)(b)	150	150,899
(5-year CMT + 3.04%), 3.70%, 10/01/50(a)(b)	71	59,884
(5-year CMT + 3.16%), 5.13%, 03/01/52(a)(b)	107	96,607
Prudential Funding Asia PLC(a)
3.13%, 04/14/30	171	150,680
3.63%, 03/24/32	87	77,067
Reinsurance Group of America, Inc.
3.90%, 05/15/29(a)	82	74,399
6.00%, 09/15/33	20	20,124
RenaissanceRe Holdings Ltd., 5.75%, 06/05/33	60	58,763
Travelers Cos., Inc.
6.75%, 06/20/36(a)	87	98,780
6.25%, 06/15/37(a)	87	96,203
4.60%, 08/01/43	148	134,024
4.30%, 08/25/45	87	74,996
4.00%, 05/30/47	87	73,255
4.10%, 03/04/49	87	74,148
5.45%, 05/25/53(a)	40	41,863
Travelers Property Casualty Corp., 6.38%, 03/15/33	74	81,561
Trinity Acquisition PLC, 4.40%, 03/15/26	87	83,816
Unum Group(a)
4.00%, 06/15/29	71	65,310
5.75%, 08/15/42	87	80,050

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Unum Group(a) (continued)
4.50%, 12/15/49	$37	$28,398
4.13%, 06/15/51	75	54,792
W R Berkley Corp.
4.00%, 05/12/50	87	68,491
3.55%, 03/30/52	87	61,560
Willis North America, Inc.
4.65%, 06/15/27	71	68,956
4.50%, 09/15/28	257	245,095
5.35%, 05/15/33	40	39,003
3.88%, 09/15/49	100	72,656

		16,944,386

Interactive Media & Services — 0.2%
Alphabet, Inc.
0.45%, 08/15/25(a)	62	56,759
2.00%, 08/15/26(a)	427	395,221
0.80%, 08/15/27	93	80,513
1.10%, 08/15/30(a)	112	90,605
1.90%, 08/15/40(a)	159	109,505
2.05%, 08/15/50(a)	140	87,579
2.25%, 08/15/60(a)	257	156,331
eBay, Inc.
1.90%, 03/11/25	171	160,657
1.40%, 05/10/26(a)	70	63,200
3.60%, 06/05/27(a)	171	161,662
2.70%, 03/11/30	171	146,845
2.60%, 05/10/31(a)	201	167,582
3.65%, 05/10/51	87	63,723
JD.com, Inc., 3.38%, 01/14/30(a)	200	179,200
Meta Platforms, Inc.
3.50%, 08/15/27	500	474,717
4.60%, 05/15/28	60	59,335
4.80%, 05/15/30(a)	60	60,044
3.85%, 08/15/32	415	385,470
4.95%, 05/15/33	60	59,954
4.45%, 08/15/52	140	121,735
5.60%, 05/15/53	360	369,724
4.65%, 08/15/62	200	175,599
5.75%, 05/15/63	60	62,095
Netflix, Inc.(a)
5.88%, 11/15/28	200	206,560
6.38%, 05/15/29	200	211,600

		4,106,215

Internet Software & Services — 0.0%
Booking Holdings, Inc.(a)
3.60%, 06/01/26	257	247,518
4.63%, 04/13/30	171	166,616
Expedia Group, Inc.(a)
5.00%, 02/15/26	87	85,769
3.80%, 02/15/28	130	121,559
3.25%, 02/15/30	142	123,590
2.95%, 03/15/31	54	45,503
VeriSign, Inc.
5.25%, 04/01/25	171	169,190
4.75%, 07/15/27(a)	171	168,393

		1,128,138

IT Services — 0.3%
Broadridge Financial Solutions, Inc. 3.40%, 06/27/26	69	64,961

Security	Par (000)	Value

IT Services (continued)
Broadridge Financial Solutions, Inc. (continued)
2.90%, 12/01/29	$87	$74,197
2.60%, 05/01/31	79	64,749
CGI, Inc.(a)
1.45%, 09/14/26	87	76,847
2.30%, 09/14/31	87	68,042
DXC Technology Co.
1.80%, 09/15/26	104	90,390
2.38%, 09/15/28(a)	71	59,172
Fidelity National Information Services, Inc.
4.50%, 07/15/25(a)	100	97,757
1.15%, 03/01/26	103	91,859
4.70%, 07/15/27(a)	325	316,206
1.65%, 03/01/28(a)	118	99,577
2.25%, 03/01/31(a)	96	76,615
5.10%, 07/15/32(a)	100	97,027
3.10%, 03/01/41(a)	89	61,247
5.63%, 07/15/52	20	18,852
Fiserv, Inc.
2.75%, 07/01/24	362	351,219
2.25%, 06/01/27	307	275,692
5.45%, 03/02/28	60	60,293
4.20%, 10/01/28(a)	171	163,784
3.50%, 07/01/29(a)	281	256,479
2.65%, 06/01/30	164	139,762
5.60%, 03/02/33(a)	40	40,713
4.40%, 07/01/49	153	129,281
Genpact Luxembourg SARL, 3.38%, 12/01/24(a)	171	164,241
International Business Machines Corp.
3.45%, 02/19/26(a)	250	239,002
3.30%, 05/15/26(a)	257	244,958
2.20%, 02/09/27	200	181,842
1.70%, 05/15/27(a)	289	256,235
4.15%, 07/27/27	100	97,238
3.50%, 05/15/29(a)	381	351,605
1.95%, 05/15/30(a)	121	100,231
2.72%, 02/09/32(a)	180	153,891
4.40%, 07/27/32(a)	100	95,874
5.88%, 11/29/32(a)	87	93,003
4.15%, 05/15/39(a)	100	87,882
2.85%, 05/15/40	345	252,990
4.00%, 06/20/42(a)	148	124,996
4.25%, 05/15/49	330	280,709
2.95%, 05/15/50(a)	116	77,698
Kyndryl Holdings, Inc., 4.10%, 10/15/41	171	114,246
Leidos, Inc., 2.30%, 02/15/31	130	102,433
Verisk Analytics, Inc.
4.00%, 06/15/25(a)	87	84,430
4.13%, 03/15/29(a)	87	83,048
5.75%, 04/01/33	55	57,579
3.63%, 05/15/50(a)	58	42,648

		6,061,500

Leisure Products — 0.0%
Hasbro, Inc.
3.00%, 11/19/24	87	83,591
3.55%, 11/19/26	75	69,679
3.90%, 11/19/29	75	67,773

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Products (continued)
Hasbro, Inc. (continued)
6.35%, 03/15/40	$87	$88,348
5.10%, 05/15/44(a)	60	52,783

		362,174

Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.
2.75%, 09/15/29(a)	111	96,549
2.30%, 03/12/31	118	96,566

		193,115

Machinery — 0.3%
Brunswick Corp.
2.40%, 08/18/31(a)	66	50,596
5.10%, 04/01/52	71	52,642
Caterpillar Financial Services Corp.
2.15%, 11/08/24(a)	376	360,298
4.90%, 01/17/25(a)	340	338,292
3.65%, 08/12/25(a)	100	97,057
0.80%, 11/13/25(a)	171	154,775
4.35%, 05/15/26(a)	100	98,443
1.15%, 09/14/26(a)	155	137,846
1.70%, 01/08/27	87	78,521
3.60%, 08/12/27(a)	100	96,262
Caterpillar, Inc.
2.60%, 09/19/29(a)	70	63,021
2.60%, 04/09/30(a)	87	77,213
1.90%, 03/12/31(a)	157	131,570
5.20%, 05/27/41	206	214,594
3.25%, 09/19/49(a)	171	134,636
3.25%, 04/09/50	171	134,569
CNH Industrial Capital LLC
3.95%, 05/23/25(a)	69	66,770
5.45%, 10/14/25	100	99,309
1.88%, 01/15/26(a)	171	156,149
1.45%, 07/15/26	78	68,937
4.55%, 04/10/28(a)	40	38,677
Deere & Co.
2.75%, 04/15/25(a)	171	164,151
3.10%, 04/15/30	87	79,534
3.90%, 06/09/42(a)	96	87,065
2.88%, 09/07/49	68	51,069
Dover Corp.(a)
3.15%, 11/15/25	87	82,238
2.95%, 11/04/29	60	52,570
Flowserve Corp., 2.80%, 01/15/32	70	55,778
Fortive Corp., 3.15%, 06/15/26(a)	87	82,038
IDEX Corp., 2.63%, 06/15/31(a)	67	56,012
John Deere Capital Corp.
0.63%, 09/10/24(a)	57	53,854
4.55%, 10/11/24	40	39,608
2.05%, 01/09/25(a)	171	162,817
1.25%, 01/10/25(a)	87	81,987
3.40%, 06/06/25(a)	35	33,890
4.95%, 06/06/25(a)	35	34,932
4.05%, 09/08/25	85	83,173
4.80%, 01/09/26(a)	50	49,815
0.70%, 01/15/26(a)	155	139,436
4.75%, 06/08/26(a)	60	59,888
2.25%, 09/14/26(a)	87	80,067
1.30%, 10/13/26(a)	90	79,887

Security	Par (000)	Value

Machinery (continued)
John Deere Capital Corp. (continued)
1.70%, 01/11/27(a)	$257	$232,258
4.15%, 09/15/27(a)	100	97,579
3.05%, 01/06/28(a)	75	70,325
4.75%, 01/20/28(a)	50	49,958
1.50%, 03/06/28(a)	87	75,027
3.35%, 04/18/29(a)	61	56,735
2.80%, 07/18/29	110	98,570
4.85%, 10/11/29(a)	50	49,948
2.45%, 01/09/30(a)	75	65,884
4.70%, 06/10/30	60	59,604
1.45%, 01/15/31(a)	155	123,608
4.35%, 09/15/32(a)	100	98,119
Kennametal, Inc., 2.80%, 03/01/31(a)	55	43,987
nVent Finance SARL
2.75%, 11/15/31(a)	65	51,737
5.65%, 05/15/33	40	39,324
Otis Worldwide Corp.
2.06%, 04/05/25	90	84,814
2.57%, 02/15/30	171	147,425
3.11%, 02/15/40(a)	171	132,044
3.36%, 02/15/50(a)	69	50,648
Snap-on, Inc., 3.10%, 05/01/50	171	126,486
Stanley Black & Decker, Inc.(a)
6.00%, 03/06/28	100	102,798
4.25%, 11/15/28	171	162,962
2.30%, 03/15/30	71	58,530
3.00%, 05/15/32	76	64,074
4.85%, 11/15/48	87	74,357
2.75%, 11/15/50	75	44,577
(5-year CMT + 2.66%), 4.00%, 03/15/60(b)	104	79,392
Valmont Industries, Inc., 5.00%, 10/01/44(a)	171	149,941
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/25	87	82,575
4.95%, 09/15/28	87	83,800
Xylem, Inc., 4.38%, 11/01/46	87	73,306

		6,990,378

Media — 0.8%
Bell Telephone Co. of Canada or Bell Canada
4.30%, 07/29/49	67	56,679
3.65%, 08/15/52	67	50,828
Series US-5, 2.15%, 02/15/32(a)	87	69,916
Series US-6, 3.20%, 02/15/52(a)	86	59,234
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 07/23/25(a)	330	323,613
3.75%, 02/15/28(a)	87	79,755
4.20%, 03/15/28	200	187,494
2.25%, 01/15/29	86	71,610
5.05%, 03/30/29(a)	171	163,060
2.80%, 04/01/31(a)	141	113,457
4.40%, 04/01/33(a)	100	87,776
6.38%, 10/23/35	87	84,798
5.38%, 04/01/38	171	145,675
3.50%, 06/01/41(a)	171	115,665
3.50%, 03/01/42	87	58,194
6.48%, 10/23/45	257	241,610
5.38%, 05/01/47	257	212,425
5.75%, 04/01/48	120	102,715
5.13%, 07/01/49	171	134,530

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital (continued)
4.80%, 03/01/50	$324	$244,458
3.70%, 04/01/51	104	65,715
3.90%, 06/01/52	275	179,950
5.25%, 04/01/53(a)	238	192,228
6.83%, 10/23/55	87	82,017
3.85%, 04/01/61	253	153,022
4.40%, 12/01/61	121	81,681
3.95%, 06/30/62	100	61,523
Comcast Corp.
3.95%, 10/15/25(a)	214	208,616
3.15%, 03/01/26(a)	300	287,353
2.35%, 01/15/27	148	135,889
3.30%, 02/01/27(a)	171	162,270
3.30%, 04/01/27	341	322,482
5.35%, 11/15/27	90	91,607
3.15%, 02/15/28(a)	214	199,526
3.55%, 05/01/28(a)	171	161,678
4.15%, 10/15/28	379	367,205
4.55%, 01/15/29(a)	80	78,560
2.65%, 02/01/30	163	142,578
3.40%, 04/01/30	182	167,222
4.25%, 10/15/30	171	164,671
1.95%, 01/15/31(a)	146	119,471
1.50%, 02/15/31	281	223,519
5.50%, 11/15/32(a)	100	103,910
4.25%, 01/15/33	112	106,396
4.65%, 02/15/33(a)	160	158,834
4.80%, 05/15/33(a)	80	79,155
4.20%, 08/15/34	382	355,837
4.40%, 08/15/35	87	81,775
3.20%, 07/15/36(a)	87	71,372
3.90%, 03/01/38	87	75,590
4.60%, 10/15/38	130	121,052
3.25%, 11/01/39	171	135,641
3.75%, 04/01/40	171	144,074
4.65%, 07/15/42	100	92,217
4.75%, 03/01/44	67	61,730
3.40%, 07/15/46(a)	87	66,025
4.00%, 08/15/47	87	72,497
3.97%, 11/01/47	257	212,855
4.00%, 03/01/48(a)	87	72,502
4.70%, 10/15/48(a)	214	200,131
4.00%, 11/01/49(a)	216	178,281
2.80%, 01/15/51(a)	149	98,630
2.89%, 11/01/51	505	338,581
2.45%, 08/15/52(a)	291	177,953
5.35%, 05/15/53(a)	280	284,289
2.94%, 11/01/56	507	330,170
4.95%, 10/15/58(a)	171	164,181
2.99%, 11/01/63(a)	301	190,710
5.50%, 05/15/64	80	81,126
Discovery Communications LLC
3.90%, 11/15/24	87	84,370
3.45%, 03/15/25(a)	171	163,700
4.90%, 03/11/26	58	56,836
3.95%, 03/20/28(a)	108	100,411
5.00%, 09/20/37	87	74,460
6.35%, 06/01/40(a)	100	97,612
5.20%, 09/20/47(a)	146	119,490

Security	Par (000)	Value

Media (continued)
Discovery Communications LLC (continued)
5.30%, 05/15/49	$87	$72,094
4.65%, 05/15/50	171	130,260
4.00%, 09/15/55(a)	263	174,804
FactSet Research Systems, Inc.(a)
2.90%, 03/01/27	75	68,805
3.45%, 03/01/32	70	59,544
Fox Corp.
4.71%, 01/25/29(a)	171	166,171
3.50%, 04/08/30(a)	200	179,467
5.58%, 01/25/49	171	160,103
Grupo Televisa SAB
6.63%, 01/15/40(a)	87	89,908
5.00%, 05/13/45	200	171,888
Interpublic Group of Cos., Inc.
4.75%, 03/30/30(a)	171	165,804
5.38%, 06/15/33	28	27,706
3.38%, 03/01/41(a)	71	51,771
NBCUniversal Media LLC
5.95%, 04/01/41(a)	109	116,680
4.45%, 01/15/43	72	64,341
Paramount Global
4.00%, 01/15/26(a)	257	244,633
3.38%, 02/15/28(a)	87	77,332
3.70%, 06/01/28	87	77,395
4.95%, 01/15/31(a)	171	154,122
4.20%, 05/19/32(a)	171	143,308
6.88%, 04/30/36	87	84,647
4.85%, 07/01/42	82	60,702
4.38%, 03/15/43(a)	184	129,809
5.85%, 09/01/43(a)	189	161,064
4.95%, 05/19/50(a)	171	128,347
TCI Communications, Inc., 7.88%, 02/15/26(a)	87	92,469
TELUS Corp.
3.40%, 05/13/32	90	77,024
4.60%, 11/16/48(a)	70	60,160
4.30%, 06/15/49	87	70,891
Thomson Reuters Corp.(a)
3.35%, 05/15/26	74	70,411
5.65%, 11/23/43	171	162,172
Time Warner Cable Enterprises LLC, 8.38%, 07/15/33(a)	87	95,567
Time Warner Cable LLC
6.55%, 05/01/37	112	107,371
6.75%, 06/15/39	199	191,254
5.88%, 11/15/40	87	76,747
5.50%, 09/01/41	300	249,581
4.50%, 09/15/42(a)	87	65,075
TWDC Enterprises 18 Corp.
3.15%, 09/17/25	58	55,687
3.00%, 02/13/26(a)	70	66,871
1.85%, 07/30/26	171	156,105
2.95%, 06/15/27(a)	130	121,798
4.13%, 06/01/44	87	76,449
3.00%, 07/30/46(a)	75	54,052
Series E, 4.13%, 12/01/41	87	76,539
Walt Disney Co.
1.75%, 08/30/24	427	409,222
3.70%, 09/15/24	87	85,099
3.35%, 03/24/25(a)	223	216,071
3.70%, 10/15/25	144	139,693

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Walt Disney Co. (continued)
1.75%, 01/13/26(a)	$104	$96,247
3.38%, 11/15/26	257	244,647
3.70%, 03/23/27	300	289,999
2.20%, 01/13/28(a)	171	154,533
2.00%, 09/01/29(a)	387	329,468
3.80%, 03/22/30(a)	171	161,599
2.65%, 01/13/31(a)	144	125,372
6.20%, 12/15/34(a)	62	68,097
6.40%, 12/15/35(a)	131	147,360
6.65%, 11/15/37(a)	214	247,437
4.63%, 03/23/40(a)	171	164,396
3.50%, 05/13/40	275	227,373
4.75%, 09/15/44(a)	87	82,448
4.95%, 10/15/45	15	14,470
2.75%, 09/01/49(a)	171	115,776
4.70%, 03/23/50(a)	223	213,170
3.60%, 01/13/51(a)	190	151,188
3.80%, 05/13/60(a)	71	56,683
Warnermedia Holdings, Inc.
5.14%, 03/15/52(a)	786	639,999
5.39%, 03/15/62	100	81,497
WPP Finance 2010, 3.75%, 09/19/24(a)	87	84,342

		20,437,782

Metals & Mining — 0.2%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	200	170,474
ArcelorMittal SA
4.55%, 03/11/26(a)	87	84,779
6.55%, 11/29/27	50	51,283
4.25%, 07/16/29(a)	75	70,927
6.80%, 11/29/32	50	51,333
7.00%, 10/15/39(a)	79	82,464
6.75%, 03/01/41(a)	100	101,769
Barrick North America Finance LLC
5.70%, 05/30/41	87	88,149
5.75%, 05/01/43	87	89,370
Barrick PD Australia Finance Pty. Ltd., 5.95%, 10/15/39	87	90,838
BHP Billiton Finance USA Ltd.
4.88%, 02/27/26(a)	60	59,694
4.75%, 02/28/28	60	59,583
4.90%, 02/28/33	35	34,864
4.13%, 02/24/42	87	78,838
5.00%, 09/30/43(a)	200	200,065
Freeport-McMoRan, Inc.
4.55%, 11/14/24(a)	87	85,756
5.00%, 09/01/27(a)	71	69,156
4.13%, 03/01/28	87	81,515
4.38%, 08/01/28	71	66,986
5.25%, 09/01/29(a)	71	69,754
4.25%, 03/01/30(a)	71	65,429
4.63%, 08/01/30(a)	103	97,052
5.40%, 11/14/34	87	84,014
5.45%, 03/15/43	156	145,461
Newmont Corp.
2.80%, 10/01/29(a)	185	159,036
2.25%, 10/01/30(a)	87	71,278
5.88%, 04/01/35	87	88,993
4.88%, 03/15/42(a)	223	206,854

Security	Par (000)	Value

Metals & Mining (continued)
Nucor Corp.
3.95%, 05/23/25	$75	$72,718
4.30%, 05/23/27	79	76,619
3.95%, 05/01/28	171	162,063
2.70%, 06/01/30(a)	171	148,325
2.98%, 12/15/55	87	55,633
Precision Castparts Corp., 4.38%, 06/15/45	87	77,495
Rio Tinto Finance USA Ltd.(a)
7.13%, 07/15/28	171	188,646
5.20%, 11/02/40	62	62,528
2.75%, 11/02/51	216	147,098
Rio Tinto Finance USA PLC
5.00%, 03/09/33	65	65,572
4.75%, 03/22/42	62	58,715
4.13%, 08/21/42(a)	87	76,130
5.13%, 03/09/53	70	70,584
Southern Copper Corp.
3.88%, 04/23/25	130	126,012
6.75%, 04/16/40	80	87,938
5.88%, 04/23/45(a)	277	281,882
Steel Dynamics, Inc.
2.80%, 12/15/24	30	28,630
2.40%, 06/15/25	45	42,030
1.65%, 10/15/27	87	73,901
3.45%, 04/15/30	90	79,958
3.25%, 01/15/31	72	62,403
3.25%, 10/15/50	44	28,915
Teck Resources Ltd.
6.13%, 10/01/35	70	70,443
6.25%, 07/15/41(a)	70	70,595
Timken Co.
4.50%, 12/15/28	87	82,678
4.13%, 04/01/32	75	67,183
Vale Overseas Ltd.
3.75%, 07/08/30	171	150,076
6.88%, 11/10/39(a)	70	72,821
Vale SA, 5.63%, 09/11/42(a)	171	163,604

		5,356,909

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Prologis LP
3.25%, 06/30/26	87	82,374
2.88%, 11/15/29(a)	93	81,399
1.75%, 07/01/30	82	65,879
1.75%, 02/01/31	64	50,892

		280,544

Multi-Utilities — 0.2%
American Water Capital Corp.
3.40%, 03/01/25(a)	130	125,710
2.95%, 09/01/27	87	80,256
3.75%, 09/01/28(a)	257	242,582
3.45%, 06/01/29(a)	87	80,746
2.30%, 06/01/31(a)	155	128,661
4.45%, 06/01/32(a)	90	87,136
4.30%, 09/01/45	87	74,819
3.75%, 09/01/47	87	68,839
4.15%, 06/01/49	87	72,832
3.25%, 06/01/51(a)	155	112,577
Atmos Energy Corp.
2.63%, 09/15/29	74	65,049
1.50%, 01/15/31	171	134,355

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Multi-Utilities (continued)
Atmos Energy Corp. (continued)
4.15%, 01/15/43	$74	$63,812
4.30%, 10/01/48	87	75,611
4.13%, 03/15/49	107	89,948
3.38%, 09/15/49	110	81,422
5.75%, 10/15/52	50	52,919
CenterPoint Energy Resources Corp.
5.25%, 03/01/28(a)	140	139,943
1.75%, 10/01/30	91	72,961
4.40%, 07/01/32(a)	100	95,472
5.40%, 03/01/33(a)	100	101,796
5.85%, 01/15/41(a)	87	89,379
Eastern Energy Gas Holdings LLC
3.60%, 12/15/24	59	56,905
Series A, 2.50%, 11/15/24(a)	87	83,086
National Fuel Gas Co., 2.95%, 03/01/31(a)	87	69,598
NiSource, Inc.
0.95%, 08/15/25(a)	149	135,878
3.49%, 05/15/27(a)	171	160,886
1.70%, 02/15/31(a)	79	61,768
5.95%, 06/15/41	56	57,401
5.25%, 02/15/43	75	71,726
4.80%, 02/15/44	87	78,922
5.65%, 02/01/45	87	86,921
4.38%, 05/15/47(a)	87	74,039
3.95%, 03/30/48	87	69,813
5.00%, 06/15/52	50	46,052
ONE Gas, Inc., 4.66%, 02/01/44	87	77,686
Piedmont Natural Gas Co., Inc.
2.50%, 03/15/31	87	71,033
3.35%, 06/01/50(a)	71	48,631
Puget Sound Energy, Inc., 5.45%, 06/01/53	100	100,614
Sempra Energy, 5.40%, 08/01/26	50	49,756
Southern California Gas Co.
2.95%, 04/15/27	110	102,604
6.35%, 11/15/52(a)	20	22,153
5.75%, 06/01/53	40	40,425
Series TT, 2.60%, 06/15/26(a)	214	199,441
Series UU, 4.13%, 06/01/48	87	70,472
Series XX, 2.55%, 02/01/30	171	146,997
Southern Co. Gas Capital Corp.(a)
3.95%, 10/01/46	130	100,293
Series 20-A, 1.75%, 01/15/31	87	68,353
Southwest Gas Corp.(a)
5.80%, 12/01/27	100	100,991
2.20%, 06/15/30	171	138,898
4.05%, 03/15/32	75	67,530
Washington Gas Light Co., 3.65%, 09/15/49	87	64,659

		4,660,356

Offshore Drilling & Other Services — 0.1%
Applied Materials, Inc.
3.90%, 10/01/25(a)	57	55,734
3.30%, 04/01/27(a)	171	163,072
1.75%, 06/01/30(a)	72	59,945
5.85%, 06/15/41	75	82,154
4.35%, 04/01/47(a)	130	121,289
2.75%, 06/01/50(a)	87	61,485
KLA Corp.
4.65%, 11/01/24	23	22,711
4.10%, 03/15/29	87	83,683
4.65%, 07/15/32(a)	50	49,824

Security	Par (000)	Value

Offshore Drilling & Other Services (continued)
KLA Corp. (continued)
3.30%, 03/01/50	$184	$137,989
4.95%, 07/15/52	90	88,615
5.25%, 07/15/62(a)	75	75,908
Lam Research Corp.
3.80%, 03/15/25(a)	80	78,125
1.90%, 06/15/30	141	117,482
4.88%, 03/15/49	171	165,536
2.88%, 06/15/50(a)	76	53,096

		1,416,648

Oil, Gas & Consumable Fuels — 1.7%
Apache Corp., 5.10%, 09/01/40	300	243,750
Boardwalk Pipelines LP, 4.80%, 05/03/29	87	83,416
BP Capital Markets America, Inc.
3.80%, 09/21/25	171	166,684
3.41%, 02/11/26	341	327,653
3.12%, 05/04/26(a)	62	59,015
3.02%, 01/16/27(a)	77	72,447
3.54%, 04/06/27(a)	171	163,260
3.94%, 09/21/28	87	83,233
4.23%, 11/06/28(a)	171	165,773
3.63%, 04/06/30	171	158,916
1.75%, 08/10/30(a)	90	73,697
2.72%, 01/12/32(a)	87	73,868
4.81%, 02/13/33	250	246,367
4.89%, 09/11/33	60	59,380
3.06%, 06/17/41	70	53,006
3.00%, 02/24/50	171	119,170
2.77%, 11/10/50(a)	141	93,262
2.94%, 06/04/51(a)	250	170,603
3.00%, 03/17/52(a)	87	59,997
3.38%, 02/08/61(a)	223	158,713
BP Capital Markets PLC(a)
3.28%, 09/19/27	87	81,915
3.72%, 11/28/28	171	161,626
Canadian Natural Resources Ltd.
3.90%, 02/01/25(a)	87	84,100
3.85%, 06/01/27	87	82,169
2.95%, 07/15/30(a)	87	74,701
6.50%, 02/15/37	200	202,877
6.25%, 03/15/38(a)	75	76,344
4.95%, 06/01/47	100	89,176
Cenovus Energy, Inc.
2.65%, 01/15/32	74	59,734
5.25%, 06/15/37	139	127,936
6.80%, 09/15/37	87	90,433
5.40%, 06/15/47	87	78,757
3.75%, 02/15/52(a)	66	46,708
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27(a)	257	252,647
3.70%, 11/15/29	87	78,771
2.74%, 12/31/39(a)	87	68,571
Cheniere Energy Partners LP
4.00%, 03/01/31	150	132,073
3.25%, 01/31/32(a)	200	164,530
Chevron Corp.
1.55%, 05/11/25(a)	546	511,615
3.33%, 11/17/25	87	84,016
2.95%, 05/16/26(a)	214	203,691
2.00%, 05/11/27	90	81,724
2.24%, 05/11/30	163	141,847

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp. (continued)
3.08%, 05/11/50	$69	$51,360
Chevron USA, Inc.
0.69%, 08/12/25	132	120,574
1.02%, 08/12/27	114	99,120
3.85%, 01/15/28(a)	257	250,656
2.34%, 08/12/50(a)	87	55,585
CNOOC Finance 2015 USA LLC, Series 2015, 3.50%, 05/05/25	500	481,260
CNOOC Petroleum North America ULC
7.88%, 03/15/32	324	387,319
6.40%, 05/15/37(a)	71	78,665
Columbia Pipeline Group, Inc., 4.50%, 06/01/25	87	84,896
ConocoPhillips, 6.50%, 02/01/39(a)	100	115,289
ConocoPhillips Co.
2.40%, 03/07/25(a)	10	9,531
3.76%, 03/15/42(a)	370	311,462
4.30%, 11/15/44	171	150,983
3.80%, 03/15/52(a)	62	50,189
5.30%, 05/15/53	60	61,030
4.03%, 03/15/62(a)	200	162,716
Continental Resources, Inc.
4.38%, 01/15/28(a)	121	113,630
4.90%, 06/01/44	87	67,607
Coterra Energy, Inc., 4.38%, 03/15/29	171	159,550
DCP Midstream Operating LP, 5.60%, 04/01/44	100	94,784
Devon Energy Corp.
5.85%, 12/15/25(a)	87	87,660
5.88%, 06/15/28	112	111,618
5.60%, 07/15/41	87	81,882
4.75%, 05/15/42	231	194,713
5.00%, 06/15/45(a)	87	75,431
Diamondback Energy, Inc.
3.50%, 12/01/29(a)	171	153,921
3.13%, 03/24/31(a)	65	55,678
6.25%, 03/15/33(a)	30	31,034
4.40%, 03/24/51(a)	87	68,824
4.25%, 03/15/52	104	79,768
6.25%, 03/15/53(a)	100	101,156
Eastern Gas Transmission & Storage, Inc., 3.00%, 11/15/29	171	148,777
Enbridge Energy Partners LP
5.88%, 10/15/25	257	257,647
7.38%, 10/15/45	140	161,158
Enbridge, Inc.
2.50%, 01/15/25	87	82,737
2.50%, 02/14/25	66	62,685
1.60%, 10/04/26(a)	79	70,329
4.25%, 12/01/26	171	164,917
3.70%, 07/15/27(a)	171	161,424
3.13%, 11/15/29	130	114,784
5.70%, 03/08/33(a)	90	91,236
2.50%, 08/01/33	171	133,543
4.00%, 11/15/49	96	74,018
Energy Transfer LP
4.05%, 03/15/25	171	166,196
2.90%, 05/15/25	63	59,691
4.75%, 01/15/26	171	167,162
4.20%, 04/15/27(a)	171	163,271
5.50%, 06/01/27(a)	100	99,458

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Energy Transfer LP (continued)
4.00%, 10/01/27	$150	$140,460
5.55%, 02/15/28	100	99,719
4.95%, 05/15/28	171	165,443
5.25%, 04/15/29(a)	257	250,894
3.75%, 05/15/30	71	64,064
5.75%, 02/15/33(a)	85	85,556
4.90%, 03/15/35	87	79,741
6.50%, 02/01/42	87	88,108
4.95%, 01/15/43(a)	87	72,139
5.15%, 02/01/43	87	73,913
5.95%, 10/01/43	53	49,445
5.30%, 04/01/44	74	64,086
5.00%, 05/15/44	87	73,175
5.35%, 05/15/45	87	76,034
6.13%, 12/15/45	114	108,307
5.30%, 04/15/47	130	113,070
5.40%, 10/01/47	171	150,715
6.00%, 06/15/48	150	142,246
6.25%, 04/15/49(a)	171	167,012
5.00%, 05/15/50(a)	184	155,400
Enterprise Products Operating LLC
3.75%, 02/15/25	306	297,590
5.05%, 01/10/26	70	69,872
3.70%, 02/15/26	334	322,022
3.95%, 02/15/27(a)	191	184,353
4.15%, 10/16/28	171	163,481
3.13%, 07/31/29(a)	199	178,313
2.80%, 01/31/30	149	130,446
5.35%, 01/31/33	70	71,184
5.95%, 02/01/41(a)	53	55,206
4.45%, 02/15/43	142	124,789
4.85%, 03/15/44(a)	121	111,679
4.90%, 05/15/46	189	174,180
4.80%, 02/01/49(a)	171	156,521
4.20%, 01/31/50	192	160,468
3.70%, 01/31/51(a)	75	57,378
3.20%, 02/15/52(a)	121	84,986
3.30%, 02/15/53(a)	204	145,566
(3-mo. CME Term SOFR + 2.83%), 5.38%, 02/15/78(b)	171	141,463
Series E, (3-mo. CME Term SOFR + 3.29%), 5.25%, 08/16/77(a)(b)	130	113,680
EOG Resources, Inc.
3.15%, 04/01/25(a)	80	77,091
4.95%, 04/15/50	87	85,857
EQT Corp.
6.13%, 02/01/25	62	61,652
3.90%, 10/01/27(a)	140	129,433
5.00%, 01/15/29(a)	70	65,904
7.00%, 02/01/30(a)	79	82,715
Equinor ASA
3.25%, 11/10/24	87	84,480
2.88%, 04/06/25	341	326,804
3.13%, 04/06/30(a)	171	156,508
2.38%, 05/22/30	171	148,432
5.10%, 08/17/40(a)	189	189,762
4.25%, 11/23/41	75	67,225
4.80%, 11/08/43	200	191,632
3.25%, 11/18/49	130	97,581

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Equinor ASA (continued)
3.70%, 04/06/50	$171	$138,995
Exxon Mobil Corp.
2.02%, 08/16/24(a)	87	83,868
2.71%, 03/06/25(a)	214	205,409
2.99%, 03/19/25	341	328,517
3.04%, 03/01/26	108	103,229
2.28%, 08/16/26(a)	87	80,703
3.29%, 03/19/27(a)	140	134,294
2.44%, 08/16/29(a)	87	77,195
3.48%, 03/19/30	189	177,267
2.61%, 10/15/30	440	386,291
3.00%, 08/16/39	87	68,973
4.23%, 03/19/40	206	189,882
4.11%, 03/01/46	171	150,400
3.10%, 08/16/49(a)	257	187,987
4.33%, 03/19/50	283	256,395
3.45%, 04/15/51(a)	200	155,399
Hess Corp.(a)
7.13%, 03/15/33	171	186,526
5.60%, 02/15/41	96	91,850
5.80%, 04/01/47	171	166,131
HF Sinclair Corp., 5.88%, 04/01/26(a)	87	87,384
Kinder Morgan Energy Partners LP
4.25%, 09/01/24	55	53,889
5.80%, 03/15/35	171	168,709
6.50%, 02/01/37	74	76,074
6.95%, 01/15/38(a)	214	229,814
6.38%, 03/01/41	87	87,252
5.00%, 08/15/42	75	63,597
5.00%, 03/01/43	87	74,857
5.50%, 03/01/44	130	118,477
5.40%, 09/01/44	87	77,131
Kinder Morgan, Inc.
4.30%, 06/01/25	71	69,252
4.30%, 03/01/28	257	245,626
2.00%, 02/15/31(a)	155	123,056
7.75%, 01/15/32	171	193,064
4.80%, 02/01/33(a)	100	94,313
5.20%, 06/01/33	60	58,145
5.30%, 12/01/34(a)	87	83,766
5.55%, 06/01/45	214	197,152
5.20%, 03/01/48	64	56,038
3.60%, 02/15/51	71	49,221
5.45%, 08/01/52	100	91,303
Magellan Midstream Partners LP
3.25%, 06/01/30(a)	75	66,023
4.25%, 09/15/46	87	64,039
4.20%, 10/03/47	140	103,728
3.95%, 03/01/50(a)	79	56,419
Marathon Oil Corp.
6.60%, 10/01/37(a)	87	86,742
5.20%, 06/01/45	87	73,647
Marathon Petroleum Corp.
3.63%, 09/15/24(a)	60	58,423
4.70%, 05/01/25	171	167,774
3.80%, 04/01/28	171	159,174
4.75%, 09/15/44	87	72,763
4.50%, 04/01/48	100	78,846
MPLX LP
4.88%, 12/01/24	87	85,744

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
MPLX LP (continued)
4.88%, 06/01/25(a)	$87	$85,363
1.75%, 03/01/26	125	113,465
4.13%, 03/01/27(a)	171	163,619
4.00%, 03/15/28	171	161,143
2.65%, 08/15/30	153	128,008
4.95%, 09/01/32(a)	340	324,772
5.00%, 03/01/33(a)	55	52,684
4.50%, 04/15/38	300	258,219
5.20%, 12/01/47	87	76,052
4.70%, 04/15/48	100	82,077
5.50%, 02/15/49	121	109,650
4.95%, 03/14/52(a)	149	126,545
5.65%, 03/01/53(a)	25	23,357
Occidental Petroleum Corp.
6.45%, 09/15/36	500	513,150
6.60%, 03/15/46	300	308,865
ONEOK Partners LP
4.90%, 03/15/25	87	85,534
6.13%, 02/01/41	75	72,354
ONEOK, Inc.
2.75%, 09/01/24(a)	75	72,477
5.85%, 01/15/26(a)	171	171,633
4.55%, 07/15/28	87	82,492
4.35%, 03/15/29(a)	171	159,006
3.10%, 03/15/30	171	146,845
6.10%, 11/15/32	100	101,735
4.95%, 07/13/47	171	140,913
5.20%, 07/15/48	87	74,165
4.50%, 03/15/50	87	66,420
Ovintiv Exploration, Inc., 5.38%, 01/01/26(a)	99	98,328
Ovintiv, Inc.
5.65%, 05/15/25(a)	60	59,524
5.65%, 05/15/28	60	58,810
8.13%, 09/15/30(a)	70	76,822
7.20%, 11/01/31(a)	80	83,947
7.38%, 11/01/31	87	93,299
6.25%, 07/15/33(a)	40	39,453
6.50%, 08/15/34(a)	87	87,187
6.63%, 08/15/37	50	49,352
7.10%, 07/15/53	40	41,174
Phillips 66
2.15%, 12/15/30(a)	171	139,534
4.65%, 11/15/34(a)	233	219,956
5.88%, 05/01/42	74	76,727
4.88%, 11/15/44(a)	214	196,121
3.30%, 03/15/52(a)	68	46,615
Phillips 66 Co.
3.55%, 10/01/26(a)	87	81,607
4.95%, 12/01/27(a)	45	44,598
3.15%, 12/15/29	65	56,711
5.30%, 06/30/33	60	59,811
4.90%, 10/01/46	87	76,879
Pioneer Natural Resources Co.
5.10%, 03/29/26	95	94,430
1.90%, 08/15/30(a)	206	166,938
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24	130	125,778
4.50%, 12/15/26	87	84,247
3.55%, 12/15/29(a)	171	150,683
5.15%, 06/01/42	50	41,483

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline LP/PAA Finance
Corp. (continued)
4.70%, 06/15/44	$130	$101,413
4.90%, 02/15/45(a)	100	80,498
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	171	170,326
5.88%, 06/30/26	171	172,400
5.00%, 03/15/27	171	168,313
4.20%, 03/15/28	171	162,068
4.50%, 05/15/30(a)	141	134,029
5.90%, 09/15/37(a)(e)	60	60,860
Shell International Finance BV
2.00%, 11/07/24	171	163,710
3.25%, 05/11/25	214	206,839
2.88%, 05/10/26	257	244,764
2.50%, 09/12/26	171	159,338
3.88%, 11/13/28(a)	171	165,371
2.38%, 11/07/29(a)	171	149,366
4.13%, 05/11/35	130	120,699
6.38%, 12/15/38(a)	275	308,191
5.50%, 03/25/40	75	78,457
2.88%, 11/26/41(a)	87	65,027
4.55%, 08/12/43	121	111,844
4.38%, 05/11/45	200	180,270
4.00%, 05/10/46(a)	514	436,531
3.75%, 09/12/46	155	126,350
3.13%, 11/07/49	162	117,762
Spectra Energy Partners LP
3.50%, 03/15/25	87	83,637
4.50%, 03/15/45	140	115,329
Suncor Energy, Inc.
6.50%, 06/15/38(a)	257	266,833
6.85%, 06/01/39(a)	87	93,516
4.00%, 11/15/47	171	132,112
3.75%, 03/04/51(a)	79	57,839
Targa Resources Corp.
5.20%, 07/01/27(a)	50	49,089
4.20%, 02/01/33(a)	81	71,696
6.13%, 03/15/33(a)	50	51,089
4.95%, 04/15/52(a)	73	60,315
6.25%, 07/01/52(a)	50	48,874
6.50%, 02/15/53	50	51,061
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
6.50%, 07/15/27	71	70,486
5.00%, 01/15/28	71	67,758
6.88%, 01/15/29	71	72,419
5.50%, 03/01/30	104	100,086
4.88%, 02/01/31	104	96,111
4.00%, 01/15/32	104	89,901
TC PipeLines LP(a)
4.38%, 03/13/25	87	84,495
3.90%, 05/25/27	78	74,259
TotalEnergies Capital International SA
3.46%, 07/12/49	87	67,436
3.13%, 05/29/50(a)	171	124,182
3.39%, 06/29/60	171	125,532
TotalEnergies Capital SA, 3.88%, 10/11/28	300	287,500
TransCanada PipeLines Ltd.
1.00%, 10/12/24(a)	67	62,946

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines Ltd. (continued)
4.88%, 01/15/26(a)	$148	$146,221
4.25%, 05/15/28	130	124,015
4.10%, 04/15/30(a)	257	238,646
2.50%, 10/12/31	87	70,169
4.63%, 03/01/34(a)	130	119,116
5.60%, 03/31/34(a)	87	86,252
6.20%, 10/15/37(a)	70	72,489
4.75%, 05/15/38	64	57,139
7.25%, 08/15/38	87	96,892
7.63%, 01/15/39(a)	87	100,697
5.00%, 10/16/43	133	118,728
4.88%, 05/15/48	130	116,414
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	87	91,091
4.00%, 03/15/28	130	122,356
4.45%, 08/01/42	87	74,428
3.95%, 05/15/50	87	67,088
Valero Energy Corp.
2.15%, 09/15/27(a)	191	169,167
4.35%, 06/01/28(a)	131	125,217
6.63%, 06/15/37	75	80,474
4.90%, 03/15/45(a)	87	76,859
3.65%, 12/01/51	75	52,511
4.00%, 06/01/52(a)	51	38,445
Valero Energy Partners LP, 4.50%, 03/15/28	87	83,698
Western Midstream Operating LP
6.15%, 04/01/33(a)	200	201,578
5.45%, 04/01/44	200	168,955
5.50%, 02/01/50	100	81,907
Williams Cos., Inc.
3.90%, 01/15/25	87	84,437
4.00%, 09/15/25	87	83,986
5.40%, 03/02/26	55	54,856
3.75%, 06/15/27	130	122,681
2.60%, 03/15/31	211	174,869
4.65%, 08/15/32	50	47,351
5.65%, 03/15/33	100	101,325
6.30%, 04/15/40	87	91,353
5.40%, 03/04/44	171	157,506
5.10%, 09/15/45(a)	155	139,400
4.85%, 03/01/48	87	75,269
5.30%, 08/15/52	130	119,860

		41,176,557

Passenger Airlines — 0.1%
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 12/15/29(a)	61	54,295
Series 2019-1, Class AA, 3.15%, 02/15/32(a)	143	124,637
Series 2021-1, Class A, 2.88%, 01/11/36	166	138,969
Continental Airlines Pass-Through Trust, Series 2012-2 A, Class A, 4.00%, 04/29/26	46	44,394
JetBlue Pass-Through Trust, Series 2019-1, Class AA, 2.75%, 11/15/33(a)	136	115,855
Southwest Airlines Co.
5.25%, 05/04/25	267	264,150
5.13%, 06/15/27(a)	213	211,348
2.63%, 02/10/30(a)	191	162,341
United Airlines Pass-Through Trust
5.80%, 07/15/37(a)	124	125,996
Series 2013-1, Class A, 4.30%, 02/15/27	41	38,926

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Passenger Airlines (continued)
United Airlines Pass-Through Trust (continued)
Series 2016-1, Class AA, 3.10%, 01/07/30	$62	$55,808
Series 2019-2, Class AA, 2.70%, 11/01/33(a)	198	166,190
Series 2020-1, Class A, 5.88%, 04/15/29(a)	221	218,741

		1,721,650

Personal Care Products — 0.2%
Colgate-Palmolive Co.
3.10%, 08/15/25(a)	140	134,783
4.80%, 03/02/26(a)	20	20,072
3.10%, 08/15/27(a)	115	109,451
4.60%, 03/01/28	20	20,101
3.25%, 08/15/32(a)	265	243,369
4.60%, 03/01/33(a)	20	20,317
3.70%, 08/01/47(a)	130	113,128
Estee Lauder Cos., Inc.
2.00%, 12/01/24(a)	82	78,207
3.15%, 03/15/27(a)	171	162,638
2.38%, 12/01/29	69	59,658
2.60%, 04/15/30	87	76,110
4.15%, 03/15/47	87	76,024
3.13%, 12/01/49(a)	119	86,832
Haleon U.K. Capital PLC, 3.13%, 03/24/25	518	494,924
Haleon U.S. Capital LLC
3.38%, 03/24/27(a)	290	271,377
3.38%, 03/24/29(a)	265	240,785
3.63%, 03/24/32	338	302,997
Kenvue, Inc.(e)
5.05%, 03/22/28	120	120,952
5.00%, 03/22/30	90	90,872
4.90%, 03/22/33	160	161,890
5.10%, 03/22/43	70	71,127
5.05%, 03/22/53	110	112,270
5.20%, 03/22/63	55	56,308
Procter & Gamble Co.
0.55%, 10/29/25(a)	216	195,725
4.10%, 01/26/26(a)	150	148,176
1.00%, 04/23/26(a)	98	88,694
2.85%, 08/11/27	87	81,498
3.00%, 03/25/30(a)	171	158,221
1.20%, 10/29/30	275	221,726
1.95%, 04/23/31	171	145,229
2.30%, 02/01/32(a)	100	86,927
3.55%, 03/25/40	87	76,936
3.60%, 03/25/50	171	144,631
Unilever Capital Corp.
3.10%, 07/30/25(a)	250	239,650
2.00%, 07/28/26(a)	260	239,927
2.90%, 05/05/27(a)	260	242,890
2.13%, 09/06/29	174	150,121
1.38%, 09/14/30	100	80,128
1.75%, 08/12/31(a)	174	140,452

		5,565,123

Pharmaceuticals — 1.3%
AbbVie, Inc.
2.60%, 11/21/24	316	303,193
3.80%, 03/15/25	300	291,666
3.60%, 05/14/25	257	248,441
3.20%, 05/14/26	245	232,202
2.95%, 11/21/26(a)	341	318,577

Security	Par (000)	Value

Pharmaceuticals (continued)
AbbVie, Inc. (continued)
4.25%, 11/14/28(a)	$427	$414,174
4.55%, 03/15/35	110	104,750
4.50%, 05/14/35(a)	249	236,574
4.30%, 05/14/36	70	64,285
4.05%, 11/21/39	408	355,230
4.63%, 10/01/42	200	180,776
4.40%, 11/06/42	240	214,911
4.85%, 06/15/44	214	199,397
4.75%, 03/15/45	116	106,065
4.70%, 05/14/45	127	116,031
4.45%, 05/14/46	214	188,426
4.88%, 11/14/48(a)	171	161,599
4.25%, 11/21/49(a)	500	431,565
Astrazeneca Finance LLC
1.20%, 05/28/26	171	154,301
4.88%, 03/03/28	100	99,942
1.75%, 05/28/28	149	129,099
4.90%, 03/03/30(a)	100	100,187
2.25%, 05/28/31(a)	80	67,504
4.88%, 03/03/33(a)	100	101,436
AstraZeneca PLC
0.70%, 04/08/26(a)	189	168,851
3.13%, 06/12/27(a)	87	81,648
4.00%, 01/17/29	257	247,857
1.38%, 08/06/30(a)	189	152,069
6.45%, 09/15/37	275	315,289
4.38%, 11/16/45	163	151,449
4.38%, 08/17/48	155	144,545
Bristol-Myers Squibb Co.
3.20%, 06/15/26	449	429,700
3.90%, 02/20/28	171	166,012
3.40%, 07/26/29	149	138,400
1.45%, 11/13/30	130	104,369
2.95%, 03/15/32(a)	130	114,878
4.13%, 06/15/39(a)	287	261,670
3.55%, 03/15/42	75	62,184
5.00%, 08/15/45(a)	170	169,493
4.35%, 11/15/47	140	126,586
4.55%, 02/20/48	135	125,898
4.25%, 10/26/49	400	354,589
3.70%, 03/15/52(a)	257	208,398
3.90%, 03/15/62	71	57,030
Cigna Corp.
3.25%, 04/15/25	75	71,821
4.13%, 11/15/25	171	166,469
4.50%, 02/25/26	87	85,107
1.25%, 03/15/26	87	78,132
3.40%, 03/01/27(a)	130	122,464
3.05%, 10/15/27(a)	171	157,674
2.40%, 03/15/30	171	145,285
2.38%, 03/15/31(a)	75	62,879
4.80%, 08/15/38	171	161,426
3.20%, 03/15/40(a)	171	131,453
4.80%, 07/15/46	214	196,324
3.88%, 10/15/47	130	102,564
4.90%, 12/15/48(a)	257	239,182
3.40%, 03/15/50	171	124,961
Cigna Group, 5.40%, 03/15/33(a)	70	71,234

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
CVS Health Corp.
2.63%, 08/15/24(a)	$211	$204,062
4.10%, 03/25/25	63	61,646
3.88%, 07/20/25(a)	163	158,418
5.00%, 02/20/26	75	74,652
2.88%, 06/01/26	300	281,965
3.63%, 04/01/27	62	58,856
1.30%, 08/21/27(a)	257	221,171
4.30%, 03/25/28(a)	395	380,946
5.00%, 01/30/29	100	99,036
3.25%, 08/15/29	191	171,523
5.13%, 02/21/30(a)	80	79,448
3.75%, 04/01/30	298	273,349
1.75%, 08/21/30(a)	353	281,671
5.25%, 01/30/31(a)	75	74,765
1.88%, 02/28/31	212	168,381
2.13%, 09/15/31(a)	79	63,439
5.25%, 02/21/33(a)	80	79,689
5.30%, 06/01/33(a)	100	99,845
4.88%, 07/20/35	171	162,491
4.78%, 03/25/38	427	394,066
4.13%, 04/01/40(a)	140	117,982
2.70%, 08/21/40(a)	122	85,160
5.13%, 07/20/45	269	248,860
5.05%, 03/25/48	800	737,394
4.25%, 04/01/50(a)	104	86,146
5.63%, 02/21/53	80	79,530
5.88%, 06/01/53	100	102,545
6.00%, 06/01/63	100	102,902
Eli Lilly & Co.
2.75%, 06/01/25	45	43,138
3.10%, 05/15/27(a)	130	123,518
3.38%, 03/15/29(a)	171	160,665
4.70%, 02/27/33	50	50,655
3.70%, 03/01/45(a)	171	144,010
4.88%, 02/27/53	45	46,220
4.15%, 03/15/59	200	176,629
2.50%, 09/15/60(a)	104	65,486
4.95%, 02/27/63(a)	100	102,052
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29(a)	171	158,766
GlaxoSmithKline Capital, Inc.
3.63%, 05/15/25	171	166,218
3.88%, 05/15/28(a)	171	164,434
5.38%, 04/15/34(a)	87	91,724
6.38%, 05/15/38	200	227,904
4.20%, 03/18/43(a)	104	93,846
Johnson & Johnson
2.45%, 03/01/26	405	382,487
2.95%, 03/03/27	250	238,411
2.90%, 01/15/28(a)	171	161,000
4.38%, 12/05/33	87	87,783
3.55%, 03/01/36	330	296,363
3.63%, 03/03/37	87	78,288
4.50%, 09/01/40(a)	159	157,115
4.50%, 12/05/43(a)	130	128,902
3.70%, 03/01/46	87	76,596
3.50%, 01/15/48	214	181,846
2.45%, 09/01/60(a)	107	69,211
Mead Johnson Nutrition Co.(a)
4.13%, 11/15/25	171	166,789
4.60%, 06/01/44	87	78,584

Security	Par (000)	Value

Pharmaceuticals (continued)
Merck & Co., Inc.
2.75%, 02/10/25	$500	$481,223
1.70%, 06/10/27	160	143,333
4.05%, 05/17/28(a)	45	44,218
1.90%, 12/10/28(a)	165	144,086
4.30%, 05/17/30	80	78,295
1.45%, 06/24/30(a)	257	209,558
4.50%, 05/17/33(a)	45	44,636
6.55%, 09/15/37	300	341,277
3.90%, 03/07/39	87	77,960
4.15%, 05/18/43	130	118,150
4.90%, 05/17/44	60	60,155
3.70%, 02/10/45(a)	160	135,848
4.00%, 03/07/49	171	151,221
2.45%, 06/24/50	171	112,156
2.75%, 12/10/51	200	137,947
5.00%, 05/17/53	45	45,587
2.90%, 12/10/61	71	47,012
5.15%, 05/17/63	35	35,748
Merck Sharp & Dohme Corp., 5.75%, 11/15/36(a)	130	138,321
Mylan, Inc.
4.55%, 04/15/28	140	131,897
5.40%, 11/29/43(a)	87	72,668
5.20%, 04/15/48	96	74,796
Novartis Capital Corp.
1.75%, 02/14/25	87	82,482
3.00%, 11/20/25	189	180,786
2.00%, 02/14/27	87	79,726
3.10%, 05/17/27(a)	427	406,785
2.20%, 08/14/30(a)	171	147,814
4.40%, 05/06/44(a)	214	204,895
4.00%, 11/20/45	130	117,280
2.75%, 08/14/50(a)	140	101,913
Pfizer Investment Enterprises Pte. Ltd.
4.65%, 05/19/25(a)	340	336,971
4.45%, 05/19/26(a)	340	335,887
4.45%, 05/19/28	340	334,183
4.75%, 05/19/33	355	353,662
5.30%, 05/19/53	980	1,018,888
5.34%, 05/19/63	300	303,584
Pfizer, Inc.
0.80%, 05/28/25(a)	265	244,662
2.75%, 06/03/26(a)	60	56,699
3.00%, 12/15/26	130	122,739
3.60%, 09/15/28(a)	341	327,218
3.45%, 03/15/29(a)	140	131,805
2.63%, 04/01/30(a)	171	152,008
1.70%, 05/28/30(a)	142	117,814
1.75%, 08/18/31	171	139,183
4.00%, 12/15/36(a)	87	81,060
4.10%, 09/15/38	171	155,602
3.90%, 03/15/39	87	77,801
7.20%, 03/15/39(a)	84	104,579
2.55%, 05/28/40(a)	86	63,310
4.30%, 06/15/43	87	80,711
4.40%, 05/15/44(a)	87	82,533
4.13%, 12/15/46	257	230,346
4.20%, 09/15/48(a)	87	80,168
4.00%, 03/15/49(a)	171	152,711
2.70%, 05/28/50(a)	240	169,503
Sanofi, 3.63%, 06/19/28(a)	341	328,400

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC,
3.20%, 09/23/26	$324	$304,221
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/28	200	198,817
3.03%, 07/09/40(a)	200	151,388
3.18%, 07/09/50	200	140,869
Utah Acquisition Sub, Inc.
3.95%, 06/15/26(a)	87	82,631
5.25%, 06/15/46	87	68,589
Viatris, Inc.
1.65%, 06/22/25(a)	171	157,325
2.30%, 06/22/27	171	149,395
3.85%, 06/22/40(a)	171	118,169
4.00%, 06/22/50(a)	100	66,134
Wyeth LLC(a)
6.50%, 02/01/34	87	97,255
5.95%, 04/01/37	87	95,110
Zoetis, Inc.
3.90%, 08/20/28(a)	171	164,067
2.00%, 05/15/30(a)	71	59,246
4.70%, 02/01/43	71	66,067
3.95%, 09/12/47	87	72,209
4.45%, 08/20/48	87	77,392
3.00%, 05/15/50(a)	71	49,517

		31,035,000

Professional Services — 0.0%
Equifax, Inc., 5.10%, 06/01/28(a)	40	39,399

Real Estate — 0.0%
Prologis LP
2.13%, 04/15/27(a)	30	27,031
2.25%, 04/15/30(a)	213	180,531
1.25%, 10/15/30(a)	65	50,189
3.00%, 04/15/50	95	64,551
VICI Properties LP, 5.63%, 05/15/52(a)	61	54,339

		376,641

Real Estate Management & Development — 0.0%
CBRE Services, Inc.
4.88%, 03/01/26	87	84,502
2.50%, 04/01/31	107	86,062
5.95%, 08/15/34	25	24,686
Essential Properties LP, 2.95%, 07/15/31	41	30,726
VICI Properties LP, 5.13%, 05/15/32(a)	118	110,406

		336,382

Residential REITs — 0.0%
UDR, Inc.
4.40%, 01/26/29	171	160,821
3.20%, 01/15/30(a)	87	76,834
3.00%, 08/15/31(a)	87	73,588
1.90%, 03/15/33(a)	87	63,640

		374,883

Retail REITs — 0.0%
Realty Income Corp.
4.70%, 12/15/28(a)	40	38,748
5.63%, 10/13/32(a)	90	90,955
4.90%, 07/15/33	60	57,349

		187,052

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc.
3.92%, 06/01/32(a)	$75	$71,089
4.39%, 06/01/52	85	77,389
Analog Devices, Inc.
3.50%, 12/05/26(a)	130	125,231
1.70%, 10/01/28	30	25,779
2.10%, 10/01/31(a)	75	62,069
2.80%, 10/01/41	149	110,652
2.95%, 10/01/51	65	45,912
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.88%, 01/15/27	270	257,470
3.50%, 01/15/28	87	80,367
Broadcom, Inc.
3.15%, 11/15/25(a)	62	58,899
3.46%, 09/15/26(a)	341	322,163
1.95%, 02/15/28(a)(e)	67	57,942
4.00%, 04/15/29(a)(e)	95	87,742
4.15%, 11/15/30	125	115,006
2.45%, 02/15/31(e)	300	243,990
4.15%, 04/15/32(e)	108	97,823
4.30%, 11/15/32	206	188,960
2.60%, 02/15/33(e)	275	214,911
3.42%, 04/15/33(e)	202	168,924
3.47%, 04/15/34(e)	469	384,725
3.14%, 11/15/35(e)	257	197,131
4.93%, 05/15/37(e)	377	341,187
3.50%, 02/15/41(e)	179	133,897
3.75%, 02/15/51(e)	225	165,461
Flex Ltd.
6.00%, 01/15/28	200	203,112
4.88%, 06/15/29	87	82,312
Honeywell International, Inc.
2.30%, 08/15/24(a)	171	165,274
4.85%, 11/01/24	50	49,701
1.35%, 06/01/25(a)	233	217,373
1.10%, 03/01/27(a)	171	150,775
4.95%, 02/15/28(a)	100	101,341
4.25%, 01/15/29	40	38,932
2.70%, 08/15/29(a)	257	228,690
1.95%, 06/01/30	171	143,698
1.75%, 09/01/31(a)	171	137,099
5.00%, 02/15/33	100	101,971
4.50%, 01/15/34	40	39,121
3.81%, 11/21/47	87	74,047
2.80%, 06/01/50(a)	76	56,452
Intel Corp.
3.40%, 03/25/25	410	397,320
3.70%, 07/29/25	171	166,298
4.88%, 02/10/26(a)	110	109,681
3.75%, 03/25/27(a)	140	134,660
3.75%, 08/05/27	100	95,611
4.88%, 02/10/28	115	114,565
1.60%, 08/12/28	63	54,228
4.00%, 08/05/29	100	95,136
2.45%, 11/15/29	171	147,889
5.13%, 02/10/30(a)	110	110,675
3.90%, 03/25/30	300	282,880
2.00%, 08/12/31	87	71,071
5.20%, 02/10/33(a)	160	161,516
2.80%, 08/12/41	63	44,882
5.63%, 02/10/43(a)	45	45,698

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp. (continued)
4.10%, 05/19/46(a)	$427	$357,951
4.10%, 05/11/47(a)	87	73,222
3.73%, 12/08/47	240	186,570
4.75%, 03/25/50	200	180,772
3.05%, 08/12/51(a)	320	214,451
4.90%, 08/05/52	300	276,891
5.70%, 02/10/53	130	132,248
3.10%, 02/15/60	87	55,642
4.95%, 03/25/60(a)	121	111,572
3.20%, 08/12/61	63	40,921
5.05%, 08/05/62	100	92,055
5.90%, 02/10/63(a)	110	113,599
Jabil, Inc.
1.70%, 04/15/26	146	130,632
4.25%, 05/15/27(a)	80	76,148
Marvell Technology, Inc.
1.65%, 04/15/26(a)	154	138,706
2.45%, 04/15/28	171	149,297
2.95%, 04/15/31(a)	82	68,738
Massachusetts Institute of Technology, 3.07%, 04/01/52(a)	77	58,270
Microchip Technology, Inc., 4.25%, 09/01/25(a)	171	165,658
Micron Technology, Inc.
4.98%, 02/06/26	87	85,720
5.38%, 04/15/28	60	59,421
5.33%, 02/06/29	87	85,656
6.75%, 11/01/29	150	155,924
4.66%, 02/15/30(a)	130	122,584
5.88%, 02/09/33	50	49,750
5.88%, 09/15/33(a)	60	59,456
3.37%, 11/01/41	87	60,684
3.48%, 11/01/51	87	58,034
NVIDIA Corp.
3.20%, 09/16/26(a)	171	164,623
1.55%, 06/15/28	125	109,091
2.85%, 04/01/30(a)	114	103,378
2.00%, 06/15/31(a)	121	101,339
3.50%, 04/01/40	122	104,443
3.50%, 04/01/50	257	208,846
3.70%, 04/01/60	52	42,871
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 05/01/25(a)	85	80,626
3.88%, 06/18/26(a)	81	77,795
4.40%, 06/01/27	90	86,791
4.30%, 06/18/29	171	160,285
3.40%, 05/01/30	80	70,755
2.50%, 05/11/31(a)	149	121,539
2.65%, 02/15/32(a)	67	54,115
5.00%, 01/15/33(a)	112	107,577
3.25%, 05/11/41(a)	87	63,255
3.13%, 02/15/42(a)	87	60,952
3.25%, 11/30/51	75	50,059
Qorvo, Inc., 4.38%, 10/15/29(a)	96	86,707
QUALCOMM, Inc.
3.25%, 05/20/27(a)	87	82,381
1.30%, 05/20/28	184	156,872
2.15%, 05/20/30(a)	105	90,273
1.65%, 05/20/32	142	112,060
4.25%, 05/20/32	52	50,637

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc. (continued)
5.40%, 05/20/33(a)	$100	$105,293
4.65%, 05/20/35(a)	87	86,845
4.80%, 05/20/45(a)	130	126,195
4.30%, 05/20/47	107	97,007
3.25%, 05/20/50	140	104,883
4.50%, 05/20/52(a)	133	120,988
6.00%, 05/20/53(a)	100	111,930
Skyworks Solutions, Inc.
1.80%, 06/01/26	58	51,805
3.00%, 06/01/31	67	54,123
Texas Instruments, Inc.
4.70%, 11/18/24(a)	100	99,729
1.13%, 09/15/26	85	75,837
4.60%, 02/15/28	35	35,063
2.25%, 09/04/29	118	102,939
1.90%, 09/15/31	98	80,550
3.65%, 08/16/32(a)	50	46,419
4.90%, 03/14/33	30	30,738
3.88%, 03/15/39	171	153,188
4.15%, 05/15/48	171	155,319
4.10%, 08/16/52	25	22,264
5.00%, 03/14/53	30	30,393
5.05%, 05/18/63	45	45,089
TSMC Arizona Corp.
2.50%, 10/25/31	390	325,459
4.50%, 04/22/52(a)	200	189,766
Xilinx, Inc., 2.38%, 06/01/30	240	207,182

		15,623,573

Software — 0.5%
Activision Blizzard, Inc.
3.40%, 06/15/27(a)	171	161,576
1.35%, 09/15/30(a)	69	55,196
2.50%, 09/15/50	140	90,064
Autodesk, Inc.
2.85%, 01/15/30	74	64,877
2.40%, 12/15/31(a)	133	108,832
Electronic Arts, Inc.
1.85%, 02/15/31	72	58,319
2.95%, 02/15/51(a)	69	46,677
Intuit, Inc.
0.95%, 07/15/25	130	118,788
1.35%, 07/15/27(a)	142	124,438
1.65%, 07/15/30(a)	169	137,091
Microsoft Corp.
2.40%, 08/08/26(a)	382	358,505
3.30%, 02/06/27(a)	766	736,623
3.50%, 02/12/35(a)	200	187,098
3.45%, 08/08/36	104	94,857
3.70%, 08/08/46	171	149,562
2.53%, 06/01/50(a)	600	415,047
2.92%, 03/17/52	550	409,182
4.50%, 02/06/57(a)	341	340,086
2.68%, 06/01/60(a)	392	262,891
3.04%, 03/17/62	292	212,925
Oracle Corp.
3.40%, 07/08/24(a)	341	332,451
2.50%, 04/01/25(a)	621	589,414
2.95%, 05/15/25(a)	87	82,980
5.80%, 11/10/25(a)	40	40,445

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Oracle Corp. (continued)
1.65%, 03/25/26	$154	$139,763
2.65%, 07/15/26	130	120,182
2.80%, 04/01/27	257	236,216
3.25%, 11/15/27(a)	130	120,604
2.30%, 03/25/28	237	209,143
4.50%, 05/06/28(a)	65	63,242
6.15%, 11/09/29(a)	70	72,910
4.65%, 05/06/30(a)	65	62,803
3.25%, 05/15/30(a)	163	145,378
2.88%, 03/25/31	267	227,941
6.25%, 11/09/32(a)	200	212,298
4.90%, 02/06/33(a)	100	97,071
4.30%, 07/08/34(a)	384	348,735
3.90%, 05/15/35	87	75,068
3.85%, 07/15/36(a)	130	108,497
3.80%, 11/15/37	130	106,289
6.50%, 04/15/38	200	212,923
6.13%, 07/08/39	87	89,758
3.60%, 04/01/40	316	244,460
5.38%, 07/15/40	71	67,759
3.65%, 03/25/41	285	219,572
4.50%, 07/08/44	87	72,707
4.00%, 07/15/46(a)	384	295,147
4.00%, 11/15/47	257	197,860
3.60%, 04/01/50	400	285,824
3.95%, 03/25/51	346	261,618
6.90%, 11/09/52	250	280,592
5.55%, 02/06/53	140	135,568
4.38%, 05/15/55	214	171,113
3.85%, 04/01/60	359	253,021
4.10%, 03/25/61(a)	200	147,581
Roper Technologies, Inc.
2.35%, 09/15/24	84	80,551
1.00%, 09/15/25	108	98,197
3.80%, 12/15/26	87	83,181
1.40%, 09/15/27(a)	65	56,035
2.95%, 09/15/29	76	67,187
2.00%, 06/30/30(a)	67	54,759
1.75%, 02/15/31	86	68,220
Salesforce, Inc.
3.70%, 04/11/28	341	328,842
1.50%, 07/15/28	60	51,690
1.95%, 07/15/31(a)	81	66,840
2.70%, 07/15/41	156	114,614
2.90%, 07/15/51	237	166,611
3.05%, 07/15/61(a)	50	33,912
ServiceNow, Inc., 1.40%, 09/01/30	140	110,846
Take-Two Interactive Software, Inc.
3.55%, 04/14/25	82	79,071
5.00%, 03/28/26(a)	140	138,668
3.70%, 04/14/27	65	61,542
4.95%, 03/28/28(a)	140	138,342
4.00%, 04/14/32	76	69,616
VMware, Inc.
1.40%, 08/15/26	341	301,117
4.70%, 05/15/30	141	134,563

Security	Par (000)	Value

Software (continued)
Workday, Inc.
3.50%, 04/01/27	$81	$76,776
3.70%, 04/01/29	61	56,569
3.80%, 04/01/32(a)	89	80,124

		12,977,440

Specialized REITs — 0.0%
American Tower Corp., 5.65%, 03/15/33(a)	70	70,981
Crown Castle, Inc.
4.80%, 09/01/28	50	48,502
5.10%, 05/01/33(a)	55	54,047
Weyerhaeuser Co., 4.75%, 05/15/26	60	58,936

		232,466

Specialty Retail — 0.1%
Advance Auto Parts, Inc.(a)
5.90%, 03/09/26	40	39,560
5.95%, 03/09/28	100	98,674
AutoZone, Inc.(a)
3.25%, 04/15/25	58	55,508
4.50%, 02/01/28	145	141,274
3.75%, 04/18/29	171	158,091
4.75%, 02/01/33	150	143,698
Best Buy Co., Inc., 1.95%, 10/01/30(a)	214	172,382
Dick’s Sporting Goods, Inc., 4.10%, 01/15/52(a)	70	48,605
Lowe’s Cos., Inc.
5.15%, 07/01/33(a)	75	74,973
5.85%, 04/01/63	110	109,657
Ross Stores, Inc.
4.60%, 04/15/25	87	85,298
1.88%, 04/15/31	171	134,927
Tractor Supply Co., 5.25%, 05/15/33	20	19,845

		1,282,492

Technology Hardware, Storage & Peripherals — 0.5%
Adobe, Inc.
1.90%, 02/01/25	57	54,165
3.25%, 02/01/25(a)	70	67,905
2.15%, 02/01/27	219	201,165
2.30%, 02/01/30	206	180,705
Apple, Inc.
1.80%, 09/11/24(a)	280	269,319
2.75%, 01/13/25	171	164,877
2.50%, 02/09/25	74	71,057
1.13%, 05/11/25	112	104,349
3.20%, 05/13/25	130	125,766
0.55%, 08/20/25(a)	477	435,715
0.70%, 02/08/26	87	78,428
3.25%, 02/23/26	326	313,948
2.45%, 08/04/26	241	225,601
3.35%, 02/09/27(a)	341	327,447
3.20%, 05/11/27(a)	257	245,255
2.90%, 09/12/27	171	160,457
3.00%, 11/13/27(a)	171	161,110
1.20%, 02/08/28(a)	450	390,017
4.00%, 05/10/28(a)	80	78,700
1.40%, 08/05/28	70	60,420
3.25%, 08/08/29	200	187,629
2.20%, 09/11/29(a)	212	186,002
4.15%, 05/10/30(a)	80	78,735

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Apple, Inc. (continued)
1.65%, 05/11/30(a)	$240	$202,054
1.65%, 02/08/31	427	353,945
1.70%, 08/05/31(a)	70	57,795
3.35%, 08/08/32(a)	200	186,512
4.30%, 05/10/33(a)	80	79,568
4.50%, 02/23/36(a)	87	88,460
3.85%, 05/04/43	300	267,700
4.45%, 05/06/44	87	84,763
3.45%, 02/09/45	231	194,756
4.38%, 05/13/45	87	82,620
4.65%, 02/23/46(a)	338	333,451
3.85%, 08/04/46	130	114,448
4.25%, 02/09/47(a)	87	82,941
3.75%, 09/12/47	300	259,271
3.75%, 11/13/47	214	185,233
2.95%, 09/11/49	214	159,153
2.65%, 05/11/50(a)	206	143,400
2.40%, 08/20/50(a)	177	118,536
2.65%, 02/08/51	214	147,820
3.95%, 08/08/52(a)	150	132,202
4.85%, 05/10/53(a)	80	81,981
2.55%, 08/20/60(a)	171	112,835
2.80%, 02/08/61	127	85,795
2.85%, 08/05/61	70	47,639
4.10%, 08/08/62	150	131,302
Dell International LLC/EMC Corp.
4.00%, 07/15/24(a)	171	168,141
5.85%, 07/15/25	104	104,380
4.90%, 10/01/26(a)	171	169,785
5.30%, 10/01/29	214	212,440
5.75%, 02/01/33(a)	60	60,575
8.10%, 07/15/36	69	80,727
3.38%, 12/15/41(a)(e)	171	120,586
8.35%, 07/15/46(a)	59	72,352
3.45%, 12/15/51(a)(e)	87	58,348
Dell, Inc.(a)
7.10%, 04/15/28	71	76,366
6.50%, 04/15/38	71	73,218
Fortinet, Inc.
1.00%, 03/15/26	132	117,738
2.20%, 03/15/31(a)	152	123,462
Hewlett Packard Enterprise Co.
4.90%, 10/15/25	214	211,338
1.75%, 04/01/26	171	155,751
5.25%, 07/01/28	20	19,808
6.20%, 10/15/35(a)	87	91,124
6.35%, 10/15/45	130	135,467
HP, Inc.
2.20%, 06/17/25	87	81,831
1.45%, 06/17/26(a)	130	116,652
4.75%, 01/15/28	50	48,706
4.00%, 04/15/29(a)	90	83,842
3.40%, 06/17/30(a)	87	76,521
2.65%, 06/17/31(a)	171	137,843
4.20%, 04/15/32	90	80,718
5.50%, 01/15/33(a)	50	49,107
6.00%, 09/15/41(a)	112	113,250
NetApp, Inc., 1.88%, 06/22/25	117	108,711

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.
4.75%, 02/15/26(a)	$191	$181,931
2.85%, 02/01/29	74	59,124
3.10%, 02/01/32	80	59,205

		11,151,999

Textiles, Apparel & Luxury Goods(a) — 0.0%
NIKE, Inc.
2.75%, 03/27/27	341	320,246
2.85%, 03/27/30	171	154,410
3.25%, 03/27/40	171	140,506
3.88%, 11/01/45	87	76,030
3.38%, 11/01/46	257	206,122
VF Corp., 2.95%, 04/23/30	87	71,470

		968,784

Tobacco — 0.3%
Altria Group, Inc.
2.35%, 05/06/25(a)	84	79,049
2.63%, 09/16/26(a)	341	315,650
4.80%, 02/14/29(a)	95	92,393
3.40%, 05/06/30	76	67,065
2.45%, 02/04/32(a)	208	162,210
5.80%, 02/14/39(a)	257	251,558
3.40%, 02/04/41(a)	171	119,352
4.50%, 05/02/43(a)	71	56,463
5.38%, 01/31/44(a)	226	212,490
5.95%, 02/14/49	100	94,935
4.45%, 05/06/50	114	83,818
3.70%, 02/04/51	155	103,795
4.00%, 02/04/61	121	83,407
BAT Capital Corp.
3.22%, 08/15/24	214	207,679
2.79%, 09/06/24	341	328,017
3.22%, 09/06/26	171	158,929
4.70%, 04/02/27(a)	87	84,236
3.56%, 08/15/27	427	392,653
2.26%, 03/25/28	104	89,130
3.46%, 09/06/29	87	75,368
4.91%, 04/02/30(a)	104	98,308
4.74%, 03/16/32	96	87,528
7.75%, 10/19/32	40	44,021
4.39%, 08/15/37	384	307,164
3.73%, 09/25/40	70	49,804
4.54%, 08/15/47(a)	231	169,986
5.28%, 04/02/50(a)	87	72,050
3.98%, 09/25/50(a)	104	70,081
5.65%, 03/16/52	96	83,399
BAT International Finance PLC
1.67%, 03/25/26	87	78,219
4.45%, 03/16/28(a)	96	90,615
Philip Morris International, Inc.
3.25%, 11/10/24(a)	171	166,075
5.13%, 11/15/24	200	199,077
3.38%, 08/11/25(a)	130	125,221
5.00%, 11/17/25	200	198,969
4.88%, 02/13/26(a)	100	99,292
2.75%, 02/25/26(a)	73	68,618
3.13%, 08/17/27(a)	171	159,425
5.13%, 11/17/27	200	200,612
4.88%, 02/15/28	100	98,472
5.63%, 11/17/29	155	157,935

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Philip Morris International, Inc. (continued)
5.13%, 02/15/30	$100	$98,874
1.75%, 11/01/30	41	32,390
5.75%, 11/17/32	70	71,685
5.38%, 02/15/33(a)	300	299,339
6.38%, 05/16/38(a)	220	240,228
4.50%, 03/20/42	50	43,098
3.88%, 08/21/42	62	49,023
4.13%, 03/04/43	79	64,494
4.88%, 11/15/43(a)	87	77,770
4.25%, 11/10/44	65	54,075
Reynolds American, Inc.
4.45%, 06/12/25	171	166,168
5.70%, 08/15/35	82	77,067
6.15%, 09/15/43	53	50,985
5.85%, 08/15/45(a)	200	177,861

		7,186,125

Trading Companies & Distributors — 0.0%
GATX Corp., 5.45%, 09/15/33	100	98,390

Transportation Infrastructure — 0.1%
FedEx Corp.
3.25%, 04/01/26(a)	95	90,840
4.25%, 05/15/30(a)	141	134,719
2.40%, 05/15/31(a)	109	90,449
3.90%, 02/01/35(a)	67	58,998
3.25%, 05/15/41(a)	147	109,760
3.88%, 08/01/42(a)	50	40,310
4.75%, 11/15/45	114	101,315
4.55%, 04/01/46	130	112,157
4.40%, 01/15/47	87	73,558
4.05%, 02/15/48	87	69,510
4.95%, 10/17/48	171	156,964
Ryder System, Inc.
2.50%, 09/01/24	72	69,133
1.75%, 09/01/26	86	76,862
2.85%, 03/01/27(a)	57	52,073
4.30%, 06/15/27(a)	60	57,472
5.65%, 03/01/28(a)	50	50,021
5.25%, 06/01/28(a)	40	39,494
United Parcel Service, Inc.
3.90%, 04/01/25	171	167,315
2.40%, 11/15/26(a)	141	131,259
3.05%, 11/15/27(a)	87	81,928
4.88%, 03/03/33(a)	60	60,633
6.20%, 01/15/38	74	82,718
5.20%, 04/01/40(a)	171	175,548
3.63%, 10/01/42	87	72,325
3.40%, 11/15/46	78	60,351
3.75%, 11/15/47	87	72,750
3.40%, 09/01/49(a)	75	59,714
5.30%, 04/01/50(a)	171	179,631
5.05%, 03/03/53(a)	60	61,025

		2,588,832

Water Utilities — 0.0%
Essential Utilities, Inc.
2.40%, 05/01/31	171	138,798

Security	Par (000)	Value

Water Utilities (continued)
Essential Utilities, Inc. (continued)
3.35%, 04/15/50	$171	$118,846
5.30%, 05/01/52	61	57,492

		315,136

Wireless Telecommunication Services — 0.4%
America Movil SAB de CV
3.63%, 04/22/29	244	222,833
6.13%, 03/30/40	300	317,766
4.38%, 07/16/42(a)	229	199,896
Crown Castle, Inc., 4.15%, 07/01/50	150	119,006
GLP Capital LP/GLP Financing II, Inc., 5.30%, 01/15/29	171	162,818
Orange SA, 9.00%, 03/01/31(a)	437	536,737
Rogers Communications, Inc.
2.95%, 03/15/25(a)(e)	71	67,390
3.63%, 12/15/25(a)	267	252,607
2.90%, 11/15/26(a)	171	156,732
3.20%, 03/15/27(e)	73	67,868
3.80%, 03/15/32(e)	58	50,699
7.50%, 08/15/38	100	110,862
4.50%, 03/15/42(e)	59	48,976
5.00%, 03/15/44(a)	87	76,498
4.30%, 02/15/48	214	166,481
3.70%, 11/15/49(a)	71	50,274
4.55%, 03/15/52(e)	240	193,014
T-Mobile U.S., Inc.
3.50%, 04/15/25	179	172,097
1.50%, 02/15/26	171	154,515
2.25%, 02/15/26(a)	150	137,828
2.63%, 04/15/26	100	92,675
3.75%, 04/15/27	300	283,982
5.38%, 04/15/27(a)	100	99,250
4.75%, 02/01/28	125	121,434
2.05%, 02/15/28	87	75,436
4.95%, 03/15/28	85	83,645
4.80%, 07/15/28	80	78,347
2.63%, 02/15/29	100	86,853
3.38%, 04/15/29(a)	200	180,610
3.88%, 04/15/30(a)	800	737,015
2.55%, 02/15/31	259	215,284
2.88%, 02/15/31	100	84,526
3.50%, 04/15/31(a)	225	198,540
2.25%, 11/15/31	59	47,202
2.70%, 03/15/32	130	107,384
5.20%, 01/15/33	200	198,714
5.05%, 07/15/33(a)	275	270,022
4.38%, 04/15/40(a)	214	188,982
3.00%, 02/15/41	141	103,086
4.50%, 04/15/50(a)	295	253,124
3.30%, 02/15/51	300	210,447
3.40%, 10/15/52(a)	341	243,357
5.65%, 01/15/53(a)	200	203,080
5.75%, 01/15/54	80	82,619
3.60%, 11/15/60	174	122,120
5.80%, 09/15/62	100	101,605
Vodafone Group PLC
4.13%, 05/30/25	257	250,758
7.88%, 02/15/30	74	84,958

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Vodafone Group PLC (continued)
6.15%, 02/27/37(a)	$87	$91,062
4.38%, 02/19/43(a)	163	136,885
4.25%, 09/17/50(a)	205	164,581
5.63%, 02/10/53	150	147,049
5.13%, 06/19/59(a)	104	92,122
5.75%, 02/10/63	150	145,045

		8,846,696

Total Corporate Bonds — 25.2% (Cost: $686,933,889)		610,234,415

Foreign Agency Obligations

Canada — 0.3%
Canada Government International Bond
1.63%, 01/22/25	355	336,440
2.88%, 04/28/25	400	385,145
3.75%, 04/26/28	300	293,587
Export Development Canada, 3.38%, 08/26/25(a)	700	679,039
Province of Alberta Canada
1.88%, 11/13/24(a)	171	163,007
1.00%, 05/20/25(a)	511	473,027
3.30%, 03/15/28	341	323,671
1.30%, 07/22/30	341	277,231
Province of British Columbia Canada
2.25%, 06/02/26	171	159,534
0.90%, 07/20/26(a)	341	304,428
Province of Manitoba Canada, Series HB, 1.50%, 10/25/28	341	293,955
Province of New Brunswick Canada, 3.63%, 02/24/28(a)	171	163,890
Province of Ontario Canada
0.63%, 01/21/26(a)	171	153,870
1.05%, 05/21/27(a)	171	149,476
2.00%, 10/02/29(a)	171	149,156
1.13%, 10/07/30	341	273,443
1.60%, 02/25/31	341	280,829
Province of Quebec Canada
0.60%, 07/23/25(a)	341	312,012
2.50%, 04/20/26	469	441,643
2.75%, 04/12/27(a)	341	318,551
1.35%, 05/28/30	341	280,762
Series QO, 2.88%, 10/16/24(a)	87	84,230
Series QX, 1.50%, 02/11/25	341	321,372

		6,618,298

Chile — 0.1%
Chile Government International Bond
2.75%, 01/31/27	300	278,154
2.45%, 01/31/31(a)	417	359,366
2.55%, 07/27/33	390	318,552
3.50%, 01/31/34(a)	200	175,706
3.10%, 05/07/41	200	149,724
3.63%, 10/30/42	350	281,929
4.00%, 01/31/52(a)	290	235,767
3.10%, 01/22/61(a)	318	206,678

		2,005,876

Security	Par (000)	Value

Germany — 0.0%
Landwirtschaftliche Rentenbank, 1.75%, 07/27/26(a)	$171	$156,940

Hungary — 0.0%
Hungary Government International Bond, 7.63%, 03/29/41	134	151,014

Indonesia — 0.1%
Indonesia Government International Bond
4.15%, 09/20/27(a)	200	193,644
4.10%, 04/24/28	522	502,832
2.85%, 02/14/30	490	434,223
2.15%, 07/28/31	400	327,212
4.65%, 09/20/32	200	195,982
4.35%, 01/11/48	284	250,443
4.20%, 10/15/50(a)	322	274,457
3.05%, 03/12/51	211	153,724
4.30%, 03/31/52	300	258,222
3.20%, 09/23/61(a)	222	150,309

		2,741,048

Israel — 0.1%
Israel Government International Bond
3.25%, 01/17/28(a)	318	296,665
4.50%, 01/17/33	200	196,316
4.50%, 01/30/43(a)	415	379,655
4.13%, 01/17/48	322	274,521
State of Israel, 2.50%, 01/15/30	490	427,020

		1,574,177

Italy — 0.0%
Republic of Italy Government International Bond
1.25%, 02/17/26	511	456,108
2.88%, 10/17/29	200	173,752
5.38%, 06/15/33(a)	130	129,541
4.00%, 10/17/49	417	321,352

		1,080,753

Japan — 0.1%
Japan Bank for International Cooperation
2.75%, 11/16/27	500	461,605
3.25%, 07/20/28(a)	690	645,732
2.00%, 10/17/29(a)	200	171,839
1.88%, 04/15/31(a)	514	424,568
Series DTC, 2.25%, 11/04/26	500	458,277
Japan International Cooperation Agency, 2.75%, 04/27/27	300	276,454

		2,438,475

Mexico — 0.2%
Mexico Government International Bond
4.13%, 01/21/26	511	501,797
2.66%, 05/24/31	200	165,950
4.75%, 04/27/32	211	201,364
4.88%, 05/19/33	200	190,828
3.50%, 02/12/34	450	375,534
6.75%, 09/27/34	53	57,526
6.35%, 02/09/35	200	209,804
6.05%, 01/11/40(a)	394	399,713
4.28%, 08/14/41	518	427,008
4.75%, 03/08/44	378	324,029
5.55%, 01/21/45(a)	260	247,925
4.60%, 01/23/46(a)	318	264,306

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mexico (continued)
Mexico Government International Bond (continued)
4.60%, 02/10/48(a)	$390	$321,356
4.50%, 01/31/50(a)	273	222,801
5.00%, 04/27/51(a)	390	338,403
4.40%, 02/12/52(a)	200	157,434
6.34%, 05/04/53	200	203,600
3.77%, 05/24/61	200	136,320
5.75%, 10/12/2110	88	78,487

		4,824,185

Panama — 0.1%
Panama Government International Bond
7.13%, 01/29/26	400	416,600
2.25%, 09/29/32	690	526,318
6.40%, 02/14/35	200	208,018
6.70%, 01/26/36	62	66,205
4.50%, 04/16/50(a)	432	332,437
6.85%, 03/28/54	200	207,680
4.50%, 04/01/56	392	292,001
3.87%, 07/23/60(a)	397	261,516

		2,310,775

Peru — 0.1%
Peruvian Government International Bond
2.39%, 01/23/26	238	221,307
4.13%, 08/25/27(a)	120	116,800
2.84%, 06/20/30(a)	215	188,013
2.78%, 01/23/31(a)	341	291,968
1.86%, 12/01/32(a)	130	99,832
8.75%, 11/21/33	77	97,320
3.00%, 01/15/34(a)	388	320,849
6.55%, 03/14/37(a)	87	97,324
3.30%, 03/11/41(a)	141	108,181
5.63%, 11/18/50(a)	240	246,000
2.78%, 12/01/60	214	129,934
3.60%, 01/15/72	75	50,478
3.23%, 07/28/2121(a)	87	52,204

		2,020,210

Philippines — 0.1%
Philippines Government International Bond
7.75%, 01/14/31(a)	257	302,887
5.00%, 07/17/33	500	505,795
6.38%, 10/23/34	250	278,433
5.00%, 01/13/37	522	519,630
3.95%, 01/20/40	250	215,690
3.70%, 02/02/42(a)	397	325,044
5.95%, 10/13/47(a)	400	433,540

		2,581,019

Poland — 0.0%
Republic of Poland Government International Bond
3.25%, 04/06/26(a)	214	206,114
5.50%, 11/16/27	300	307,362
5.75%, 11/16/32	300	314,013
4.88%, 10/04/33	500	489,690

		1,317,179

South Korea — 0.1%
Export-Import Bank of Korea
3.25%, 11/10/25(a)	500	475,520
5.00%, 01/11/28	300	301,434
4.50%, 09/15/32(a)	200	196,864

Security	Par (000)	Value

South Korea (continued)
Export-Import Bank of Korea (continued)
5.13%, 01/11/33	$500	$515,790
Korea Development Bank, 2.00%, 10/25/31(a)	500	407,935
Korea International Bond(a)
4.13%, 06/10/44	250	235,465
3.88%, 09/20/48	200	179,620

		2,312,628

Supranational — 0.8%
African Development Bank, 0.88%, 03/23/26	341	307,986
Asian Development Bank
1.50%, 10/18/24(a)	511	486,681
0.50%, 02/04/26	341	306,597
1.00%, 04/14/26	341	308,880
2.00%, 04/24/26	171	159,193
2.63%, 01/12/27(a)	171	160,521
2.50%, 11/02/27(a)	341	316,415
2.75%, 01/19/28	130	121,743
5.82%, 06/16/28	681	723,881
1.75%, 09/19/29	341	296,154
1.88%, 01/24/30(a)	500	434,908
1.50%, 03/04/31	500	415,424
Asian Infrastructure Investment Bank, 4.00%, 01/18/28	500	490,452
Corp. Andina de Fomento, 2.25%, 02/08/27	300	269,185
European Bank for Reconstruction & Development
1.50%, 02/13/25	171	161,427
0.50%, 05/19/25	341	313,368
European Investment Bank
1.63%, 03/14/25(a)	500	472,201
0.63%, 07/25/25	341	312,853
0.38%, 03/26/26	700	624,648
2.13%, 04/13/26(a)	171	159,935
0.75%, 10/26/26	247	218,645
3.25%, 11/15/27	500	479,995
1.75%, 03/15/29	300	262,710
1.63%, 10/09/29(a)	130	112,481
0.88%, 05/17/30	500	405,099
Inter-American Development Bank
2.13%, 01/15/25(a)	171	163,231
1.75%, 03/14/25(a)	511	483,207
0.88%, 04/03/25(a)	511	475,365
0.88%, 04/20/26	511	460,979
2.00%, 06/02/26	87	80,711
2.38%, 07/07/27	171	158,774
1.13%, 07/20/28(a)	511	437,865
2.25%, 06/18/29(a)	500	447,142
1.13%, 01/13/31(a)	427	345,328
3.20%, 08/07/42(a)	130	110,471
4.38%, 01/24/44(a)	75	75,002
International Bank for Reconstruction & Development
1.63%, 01/15/25	511	484,474
0.63%, 04/22/25	500	462,161
0.38%, 07/28/25(a)	511	466,451
0.50%, 10/28/25	341	309,505
0.75%, 11/24/27	500	429,293
1.13%, 09/13/28(a)	850	725,887
3.63%, 09/21/29	300	291,089
0.75%, 08/26/30(a)	800	633,785
1.25%, 02/10/31(a)	500	407,954

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
International Bank for Reconstruction & Development (continued)
2.50%, 03/29/32(a)	$700	$624,677
4.75%, 02/15/35(a)	87	91,251
Series GDIF, 2.50%, 11/25/24(a)	511	492,130
Series GDIF, 2.50%, 07/29/25(a)	171	163,165
Series GDIF, 1.88%, 10/27/26	130	119,212
Series GDIF, 2.50%, 11/22/27(a)	341	316,346
International Finance Corp.
0.38%, 07/16/25	341	311,817
0.75%, 10/08/26	341	301,857
0.75%, 08/27/30(a)	341	270,612
Nordic Investment Bank, 4.38%, 03/14/28	500	502,085

		18,963,208

Sweden — 0.0%
Svensk Exportkredit AB, 2.25%, 03/22/27(a)	500	458,699

Uruguay — 0.1%
Uruguay Government International Bond
4.50%, 08/14/24	143	142,230
4.38%, 10/27/27(a)	171	169,528
4.38%, 01/23/31(a)	427	420,894
5.75%, 10/28/34(a)	150	162,361
7.63%, 03/21/36	300	369,180
5.10%, 06/18/50	384	383,267
4.98%, 04/20/55(a)	200	194,814

		1,842,274

Total Foreign Agency Obligations — 2.2% (Cost: $58,682,196)		53,396,758

Municipal Bonds

Alabama — 0.0%
Alabama Federal Aid Highway Finance Authority, Refunding RB, Series B, 2.65%, 09/01/37	30	23,062

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District, RB, BAB, 4.84%, 01/01/41	85	83,740

California — 0.2%
Bay Area Toll Authority, RB, BAB
Series S-1, 6.92%, 04/01/40	120	141,175
Series S-1, 7.04%, 04/01/50(a)	75	96,385
Bay Area Toll Authority, Refunding RB, Series F-3, 3.13%, 04/01/55	95	67,723
California Health Facilities Financing Authority, RB, M/F Housing
4.19%, 06/01/37	65	59,661
4.35%, 06/01/41	85	78,132
California State University, RB, Series E, 2.90%, 11/01/51	75	54,567
California State University, Refunding RB, Series B, 2.98%, 11/01/51	180	128,941
City of Los Angeles Department of Airports Customer Facility Charge Revenue, Refunding ARB, Class A, (AGM), 4.24%, 05/15/48	60	52,429
City of San Francisco California Public Utilities Commission Water Revenue, RB, BAB, 6.95%, 11/01/50	75	93,455

Security	Par (000)	Value

California (continued)
East Bay Municipal Utility District Water System Revenue, RB, BAB, 5.87%, 06/01/40	$75	$82,249
Foothill-Eastern Transportation Corridor Agency, Refunding RB
Series A, 4.09%, 01/15/49	80	66,283
Series A, (AGM), 3.92%, 01/15/53	65	51,808
Golden State Tobacco Securitization Corp., Refunding RB
Class B, (SAP), 2.75%, 06/01/34	60	49,007
Class B, (SAP), 3.29%, 06/01/42(a)	150	112,680
Class B, (SAP), 3.00%, 06/01/46	40	36,813
Series A-1, 3.71%, 06/01/41	80	60,866
Subordinate, 3.85%, 06/01/50	75	68,715
Los Angeles Community College District, GO, BAB, 6.75%, 08/01/49	100	125,356
Los Angeles Community College District, Refunding GO, 2.11%, 08/01/32(a)	125	102,014
Los Angeles County Public Works Financing Authority, Refunding RB, BAB, 7.62%, 08/01/40 .	75	94,175
Los Angeles Department of Water & Power, RB, BAB
5.72%, 07/01/39	75	80,626
6.57%, 07/01/45(a)	125	149,531
Los Angeles Unified School District, GO, BAB
Series KR, 5.76%, 07/01/29	85	87,059
Series KR, 5.75%, 07/01/34	160	169,586
Regents of the University of California Medical Center Pooled Revenue, RB
Series N, 3.71%, 05/15/2120	100	66,799
Series Q, 4.13%, 05/15/32	70	66,550
Series Q, 4.56%, 05/15/53(a)	85	78,834
Regents of the University of California Medical Center Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48	65	75,494
San Diego County Regional Transportation Commission, RB, BAB, 5.91%, 04/01/48	70	79,421
San Diego County Regional Transportation Commission, Refunding RB, Series A, 3.25%, 04/01/48	62	48,830
San Diego County Water Authority, RB, BAB, Series B, 6.14%, 05/01/49(a)	85	96,079
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Series B, (AGM), 3.49%, 01/15/50	75	58,809
Santa Clara Valley Transportation Authority, RB, BAB, 5.88%, 04/01/32	105	109,051
State of California, GO, BAB
7.30%, 10/01/39	110	132,772
7.35%, 11/01/39	280	338,644
7.60%, 11/01/40(a)	325	415,127
State of California, Refunding GO
3.38%, 04/01/25	75	72,685
3.50%, 04/01/28	70	66,789
2.50%, 10/01/29(a)	220	193,024
4.60%, 04/01/38	65	62,264
5.20%, 03/01/43	55	54,371
University of California, RB
Series AD, 4.86%, 05/15/2112(a)	75	67,149
Series AQ, 4.77%, 05/15/2115(a)	72	63,402

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
University of California, RB (continued)
Series BD, 3.35%, 07/01/29(a)	$110	$101,920
Series BG, 0.88%, 05/15/25	90	83,227
University of California, Refunding RB, Series AX, 3.06%, 07/01/25	75	72,116

		4,512,593

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue, RB, BAB, Series B, 5.84%, 11/01/50	75	85,466

Connecticut — 0.0%
State of Connecticut, GO, Series A, 5.85%, 03/15/32(a)	110	117,364

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, RB, Series A, Senior Lien, 4.81%, 10/01/2114(a)	70	65,300
District of Columbia Water & Sewer Authority, Refunding RB, Series D, Subordinate Lien, 3.21%, 10/01/48	65	48,775
District of Columbia, RB, BAB, Series E, 5.59%, 12/01/34	75	77,867
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, RB, BAB, 7.46%, 10/01/46	75	96,645

		288,587

Florida — 0.0%
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.28%, 10/01/41	125	110,912
County of Miami-Dade Florida Transit System, Refunding RB, Series B, 2.60%, 07/01/42	60	43,628
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C, 3.49%, 10/01/42	70	56,926
State Board of Administration Finance Corp., RB(a)
Series A, 1.26%, 07/01/25	128	118,172
Series A, 2.15%, 07/01/30	165	137,708

		467,346

Georgia — 0.0%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 2.26%, 11/01/35	80	63,972
Municipal Electric Authority of Georgia, Refunding RB, BAB, 6.66%, 04/01/57	119	135,409

		199,381

Idaho — 0.0%
Idaho Energy Resources Authority, RB, 2.86%, 09/01/46(a)	85	61,869

Illinois — 0.1%
Chicago O’Hare International Airport, ARB(a)
Series C, Senior Lien, 4.47%, 01/01/49	65	60,605
Series C, Senior Lien, 4.57%, 01/01/54	65	61,279
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB, Series A, 6.90%, 12/01/40	95	107,288
Illinois State Toll Highway Authority, RB, BAB, Series A, 6.18%, 01/01/34	87	94,642
Metropolitan Water Reclamation District of Greater Chicago, GO, BAB, 5.72%, 12/01/38	70	74,658

Security	Par (000)	Value

Illinois (continued)
Sales Tax Securitization Corp., Refunding RB,
Series B, 2nd Lien, 3.24%, 01/01/42	$230	$182,524
State of Illinois, GO, 5.10%, 06/01/33(a)	795	779,419
State of Illinois, GO, BAB, 7.35%, 07/01/35	75	79,719

		1,440,134

Indiana — 0.0%
Indiana Finance Authority, Refunding RB, 3.05%, 01/01/51(a)	75	57,319

Kansas — 0.0%
Kansas Development Finance Authority, RB, Series K, (BAM), 2.77%, 05/01/51(a)	55	39,466

Louisiana — 0.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB
Class A-1, 3.62%, 02/01/29	121	116,849
Class A-4, 4.48%, 08/01/39	110	103,712
Series A3, 5.20%, 12/01/39	125	126,243
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 2.95%, 05/01/41	95	73,090

		419,894

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series H, 2.90%, 09/01/49	80	57,322
Commonwealth of Massachusetts, GO, BAB, 5.46%, 12/01/39	180	189,631
Massachusetts School Building Authority, RB, BAB, 5.72%, 08/15/39	115	124,046
Massachusetts School Building Authority, Refunding RB, Series B, 1.75%, 08/15/30	75	63,091
Massachusetts Water Resources Authority, Refunding RB, Series C, 2.82%, 08/01/41	65	50,881

		484,971

Michigan — 0.0%
Great Lakes Water Authority Sewage Disposal System Revenue, Refunding RB, Series A, 3.06%, 07/01/39	30	24,158
Michigan Finance Authority, Refunding RB
3.08%, 12/01/34	60	51,232
3.38%, 12/01/40	70	56,910
Michigan State Building Authority, Refunding RB, 2nd Series, 2.71%, 10/15/40	95	71,869
Michigan State University, RB, Series A, 4.17%, 08/15/2122	82	64,630
Michigan Strategic Fund, RB, 3.23%, 09/01/47	85	64,663
University of Michigan, RB
Series A, 3.50%, 04/01/52(a)	60	48,333
Series A, 4.45%, 04/01/2122	74	64,543
Series B, 3.50%, 04/01/52(a)	95	76,400

		522,738

Minnesota — 0.0%
University of Minnesota, RB, 4.05%, 04/01/52	64	56,457

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri, RB, Series A, 3.65%, 08/15/57	$90	$72,661

Nevada — 0.0%
County of Clark Department of Aviation, ARB, BAB, Series C, 6.82%, 07/01/45	95	115,711

New Jersey — 0.1%
New Jersey Economic Development Authority, RB, Series A, (NPFGC), 7.43%, 02/15/29	249	267,567
New Jersey Transportation Trust Fund Authority, RB, BAB
Series B, 6.56%, 12/15/40	75	86,371
Series C, 5.75%, 12/15/28	70	70,285
New Jersey Turnpike Authority, RB, BAB, Series F, 7.41%, 01/01/40(a)	155	194,283
Rutgers The State University of New Jersey, RB, Series P, 3.92%, 05/01/2119	74	52,905
Rutgers The State University of New Jersey, Refunding RB, Series R, 3.27%, 05/01/43	80	62,805

		734,216

New York — 0.1%
City of New York New York, GO, BAB
Series A-2, 5.21%, 10/01/31	90	91,218
Series F-1, 6.27%, 12/01/37	85	94,656
Metropolitan Transportation Authority, RB, BAB
6.67%, 11/15/39	100	106,275
7.34%, 11/15/39(a)	100	124,307
6.81%, 11/15/40	80	86,530
New York City Municipal Water Finance Authority, Refunding RB, BAB(a)
5.72%, 06/15/42	85	92,960
6.01%, 06/15/42	110	124,350
5.44%, 06/15/43	75	79,397
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB, 5.57%, 11/01/38	125	130,862
New York State Dormitory Authority, Refunding RB
Series B, 3.14%, 07/01/43	50	40,269
Series F, 3.11%, 02/15/39	70	57,300
New York State Thruway Authority, Refunding RB, Series M, 2.90%, 01/01/35	100	83,728
New York State Urban Development Corp., RB, Series B, 3.90%, 03/15/33	100	93,552
Port Authority of New York & New Jersey, ARB
3.18%, 07/15/60	70	49,379
192nd Series, 4.81%, 10/15/65(a)	80	77,404
Port Authority of New York & New Jersey, RB
159th Series, 6.04%, 12/01/29	75	80,106
168th Series, 4.93%, 10/01/51	220	220,159
182nd Series, 5.31%, 08/01/46	75	73,478
Port Authority of New York & New Jersey, Refunding ARB, 239th Series, 5.07%, 07/15/53	50	51,299

		1,757,229

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority, RB, Series S, 3.20%, 01/15/51	75	53,025

Security	Par (000)	Value

Ohio — 0.0%
American Municipal Power, Inc., RB, Series B,
8.08%, 02/15/50(a)	$100	$135,534
JobsOhio Beverage System, Refunding RB
Series A, 2.83%, 01/01/38	100	79,957
Series B, 3.99%, 01/01/29	75	73,358
Ohio State University, RB, BAB, Series C, 4.91%, 06/01/40	145	143,938
Ohio Turnpike & Infrastructure Commission, Refunding RB, Series A, Junior Lien, 3.22%, 02/15/48(a)	95	69,858

		502,645

Oregon — 0.0%
Oregon School Boards Association, GO, Series B, (NPFGC), 5.55%, 06/30/28	75	75,554
Oregon State University, RB, (BAM), 3.42%, 03/01/60	62	45,995
State of Oregon Department of Transportation, RB, BAB, Series A, 5.83%, 11/15/34	70	76,606
State of Oregon, GO, 5.89%, 06/01/27	140	142,743

		340,898

Pennsylvania — 0.0%
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, 2.93%, 07/01/45	70	50,197
Commonwealth Financing Authority, RB, Series A, 2.99%, 06/01/42(a)	225	168,083
Pennsylvania State University, Refunding RB, Series D, 2.79%, 09/01/43	100	75,657
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 3.56%, 09/15/2119	62	42,228

		336,165

South Carolina — 0.0%
South Carolina Public Service Authority, RB, BAB, Series C, 6.45%, 01/01/50	74	84,521

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series B, 4.05%, 07/01/26	62	59,166

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, 4.43%, 02/01/42	65	61,157
City of San Antonio Texas Electric & Gas Systems Revenue, RB, BAB, Junior Lien, 5.81%, 02/01/41	95	103,078
Dallas Area Rapid Transit, Refunding RB, Series A, Senior Lien, 2.61%, 12/01/48	70	49,882
Dallas Fort Worth International Airport, Refunding RB
2.84%, 11/01/46	65	47,618
Series A, 2.99%, 11/01/38	75	62,232
Series C, 2.92%, 11/01/50(a)	160	114,870
Grand Parkway Transportation Corp., Refunding RB, Subordinate, 3.24%, 10/01/52	200	146,390

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, RB, BAB, Series B, 6.72%, 01/01/49(a)	$96	$119,220
North Texas Tollway Authority, Refunding RB, 3.01%, 01/01/43	35	26,568
State of Texas, GO, BAB, 5.52%, 04/01/39(a)	110	118,291
Texas Natural Gas Securitization Finance Corp., RB
Series 2023-1, 5.10%, 04/01/35	175	175,651
Series 2023-1, 5.17%, 04/01/41	170	173,582
Texas Private Activity Bond Surface Transportation Corp., RB, Series B, 3.92%, 12/31/49	80	64,606
Texas Transportation Commission State Highway Fund, RB, BAB, Series B, 5.18%, 04/01/30	110	111,439
Texas Transportation Commission, Refunding GO, 2.47%, 10/01/44(a)	185	131,251

		1,505,835

Virginia — 0.0%
University of Virginia, RB, Series C, 4.18%, 09/01/2117(a)	60	48,458
University of Virginia, Refunding RB
2.26%, 09/01/50(a)	120	74,233
Series U, 2.58%, 11/01/51	85	56,151

		178,842

Washington — 0.0%
State of Washington, GO, BAB, Series B, 5.14%, 08/01/40	75	76,154

Wisconsin — 0.0%
State of Wisconsin, RB, Series A, (AGM), 5.70%, 05/01/26	60	60,456
State of Wisconsin, Refunding RB, Series A, 3.95%, 05/01/36	110	101,189

		161,645

Total Municipal Bonds — 0.6% (Cost: $17,392,856)		14,839,100

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 0.9%
Bank
Series 2019-BN18, Class A4, 3.58%, 05/15/62	341	303,009
Series 2019-BN21, Class A5, 2.85%, 10/17/52	936	798,416
Series 2020-BN27, Class A5, 2.14%, 04/15/63	925	743,632
BBCMS Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 02/15/50	392	363,172
BBCMS Trust, Series 2021-C10, Class A5, 2.49%, 07/15/54	1,577	1,296,049
Benchmark Mortgage Trust
Series 2018-B5, Class A4, 4.21%, 07/15/51	511	477,215
Series 2019-B10, Class A4, 3.72%, 03/15/62	546	493,597
Series 2019-B11, Class A4, 3.28%, 05/15/52	681	597,984
Series 2019-B9, Class A5, 4.02%, 03/15/52	511	463,432
Series 2020-B19, Class B, 2.35%, 09/15/53	193	133,881
Series 2020-B21, Class A4, 1.70%, 12/17/53	612	481,480
Series 2020-B21, Class A5, 1.98%, 12/17/53	410	322,837
Series 2021-B29, Class A5, 2.39%, 09/15/54	567	455,028
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/46	130	128,932
Series 2014-GC25, Class A4, 3.64%, 10/10/47	87	83,650

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust (continued)
Series 2014-GC25, Class AS, 4.02%, 10/10/47	$257	$243,519
Series 2016-GC37, Class A4, 3.31%, 04/10/49	597	556,448
Series 2016-P5, Class A4, 2.94%, 10/10/49	171	155,583
Series 2017-P7, Class A4, 3.71%, 04/14/50	384	353,049
Commercial Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/46	201	199,582
Series 2014-CR20, Class A3, 3.33%, 11/10/47	694	669,671
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	87	85,769
Series 2015-PC1, Class A5, 3.90%, 07/10/50	257	245,564
Series 2016-CR28, Class A4, 3.76%, 02/10/49	130	122,800
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4, 3.72%, 08/15/48	171	163,198
Series 2016-C7, Class A5, 3.50%, 11/15/49	816	751,651
Series 2018-CX11, Class A5, 4.03%, 04/15/51(b)	681	628,300
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49	1,275	1,159,574
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 07/10/51(b)	511	473,669
GS Mortgage Securities Trust
Series 2014-GC24, Class A5, 3.93%, 09/10/47	1,191	1,149,168
Series 2015-GC30, Class A4, 3.38%, 05/10/50	104	98,531
Series 2015-GS1, Class A3, 3.73%, 11/10/48	392	368,738
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class A5, 4.08%, 02/15/47	87	85,514
Series 2014-C22, Class A4, 3.80%, 09/15/47	75	72,380
Series 2015-C31, Class A3, 3.80%, 08/15/48	333	313,985
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP7, Class A5, 3.45%, 09/15/50	597	540,582
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C7, Class A5, 3.41%, 10/15/50	1,021	926,697
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class AS, 4.20%, 07/15/46(b)	152	147,581
Series 2014-C16, Class A4, 3.60%, 06/15/47	386	378,106
Series 2015-C24, Class A4, 3.73%, 05/15/48	130	123,384
Series 2016-C28, Class A4, 3.54%, 01/15/49	1,151	1,073,209
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4, 3.81%, 12/15/48	203	190,797
Series 2018-H3, Class A4, 3.91%, 07/15/51	511	471,811
Series 2019-H6, Class A4, 3.42%, 06/15/52	102	90,514
Series 2019-L3, Class AS, 3.49%, 11/15/52	132	112,867
Wells Fargo Commercial Mortgage Trust
Series 2015-C27, Class A5, 3.45%, 02/15/48	257	244,100
Series 2015-SG1, Class A4, 3.79%, 09/15/48	825	782,408
Series 2019-C49, Class A5, 4.02%, 03/15/52	655	605,730
Series 2020-C56, Class A5, 2.45%, 06/15/53	530	435,166
Series 2020-C58, Class A4, 2.09%, 07/15/53	481	381,326

Total Non-Agency Mortgage-Backed Securities — 0.9% (Cost: $24,699,462)		21,543,285

Preferred Securities

Capital Trusts — 0.0%

Electric Utilities — 0.0%
American Electric Power Co., Inc., 3.88%, 02/15/62(b)	71	56,390

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services — 0.0%
Goldman Sachs Capital I, 6.35%, 02/15/34(a)	$87	$87,179

Insurance(a) — 0.0%
MetLife, Inc., 6.40%, 12/15/66	104	103,797
Prudential Financial, Inc., 5.38%, 05/15/45(b)	87	84,583

		188,380

		331,949

Total Preferred Securities — 0.0% (Cost: $369,482)		331,949

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.3%
Fannie Mae
0.25%, 07/10/23	1,698	1,696,464
2.63%, 09/06/24(a)	1,021	990,733
0.50%, 06/17/25	3,395	3,116,891
6.25%, 05/15/29	909	1,004,774
7.13%, 01/15/30	1,698	1,994,331
7.25%, 05/15/30	3,487	4,141,134
0.88%, 08/05/30	1,191	957,372
6.63%, 11/15/30	53	61,494
Fannie Mae Mortgage-Backed Securities
3.50%, 07/01/50	453	415,954
5.50%, 02/01/53 - 05/01/53	1,525	1,519,373
5.00%, 03/01/53 - 04/01/53	1,080	1,064,644
Federal Home Loan Banks
2.75%, 12/13/24	855	824,719
3.13%, 06/13/25	1,640	1,584,683
5.50%, 07/15/36	370	417,449
Federal Home Loan Mortgage Corp.
0.25%, 08/24/23 - 12/04/23	1,878	1,849,514
0.38%, 07/21/25	82	74,816
6.75%, 03/15/31	477	560,155
6.25%, 07/15/32(a)	562	652,848
Freddie Mac Mortgage-Backed Securities
4.00%, 02/01/53	1,959	1,859,801
5.00%, 04/01/53 - 06/01/53(c)	1,759	1,732,679
5.50%, 04/01/53 - 06/01/53(c)	3,336	3,337,774
Tennessee Valley Authority
1.50%, 09/15/31	70	56,570
5.88%, 04/01/36	359	407,407
3.50%, 12/15/42	74	61,997

		30,383,576

Commercial Mortgage-Backed Securities — 0.6%
Fannie Mae
Series 2014-M13, Class A2, 3.02%, 08/25/24(b)	41	39,804
Series 2016-M5, Class A2, 2.47%, 04/25/26	976	914,422
Series 2017-M15, Class A2, 3.06%, 09/25/27(b)	631	591,148
Series 2018-M12, Class A2, 3.76%, 08/25/30(b)	511	481,685
Series 2019-M22, Class A2, 2.52%, 08/25/29	761	676,041
Series 2020-M46, Class A2, 1.32%, 05/25/30	932	760,146
Series 2021-M17, Class A2, 1.71%, 07/25/31(b)	511	418,016
Series 2022-M21, Class A2, 1.66%, 04/25/31(b)	724	585,182
Freddie Mac Multifamily Structured Pass Through Certificates
Series K036, Class A2, 3.53%, 10/25/23(b)	176	175,114
Series K041, Class A2, 3.17%, 10/25/24	1,275	1,237,659
Series K052, Class A2, 3.15%, 11/25/25	130	124,615
Series K063, Class A2, 3.43%, 01/25/27(b)	850	812,225

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Freddie Mac Multifamily Structured Pass Through Certificates (continued)
Series K066, Class A2, 3.12%, 06/25/27	$597		$562,778
Series K067, Class A1, 2.90%, 03/25/27	422		405,872
Series K076, Class A2, 3.90%, 04/25/28	341		330,844
Series K088, Class A2, 3.69%, 01/25/29	87		83,274
Series K100, Class A2, 2.67%, 09/25/29	1,698		1,524,322
Series K101, Class A2, 2.52%, 10/25/29	960		853,567
Series K110, Class A2, 1.48%, 04/25/30	450		370,685
Series K111, Class A2, 1.35%, 05/25/30	171		139,172
Series K123, Class A2, 1.62%, 12/25/30	1,698		1,388,056
Series K126, Class A2, 2.07%, 01/25/31	1,856		1,566,871
Series K-1521, Class A2, 2.18%, 08/25/36	813		609,687
Series K734, Class A2, 3.21%, 02/25/26	969		929,721

			15,580,906

Mortgage-Backed Securities — 26.4%
Fannie Mae Mortgage-Backed Securities
3.00%, 02/01/47	201		180,453
4.00%, 02/01/47 - 02/01/57	686		646,745
3.50%, 11/01/51	1,047		967,136
(12-mo. LIBOR US + 1.53%), 5.20%, 05/01/43(b)	8		8,016
(12-mo. LIBOR US + 1.54%), 5.41%, 06/01/43(b)	10		10,153
(12-mo. LIBOR US + 1.70%), 5.95%, 08/01/42(b)	2		2,509
(12-mo. LIBOR US + 1.75%), 4.69%, 08/01/41(b)	1		1,306
(12-mo. LIBOR US + 1.83%), 4.08%, 11/01/40(b).	1		1,293
Freddie Mac Mortgage-Backed Securities
8.00%, 12/01/24	1		796
3.00%, 03/01/27 - 10/01/47	7,486		6,772,403
2.50%, 07/01/28 - 01/01/33	1,775		1,647,744
3.50%, 03/01/32 - 06/01/49	7,291		6,791,395
5.00%, 04/01/33 - 04/01/49	329		328,280
4.00%, 05/01/33 - 01/01/49	2,521		2,411,164
5.50%, 06/01/35 - 01/01/39	10		10,871
4.50%, 06/01/38 - 01/01/49	1,090		1,072,634
(12-mo. LIBOR US + 1.50%), 5.25%, 06/01/43(b)	—	(f)	331
(12-mo. LIBOR US + 1.70%), 3.97%, 08/01/41(b)	1		1,442
(12-mo. LIBOR US + 1.84%), 4.29%, 09/01/40(b)	2		1,723
Ginnie Mae Mortgage-Backed Securities
7.50%, 12/15/23	—	(f)	59
5.50%, 12/15/32 - 07/20/53(c)(g)	10,308		10,263,969
6.00%, 03/15/35 - 10/20/38	13		13,449
6.50%, 09/15/36	9		8,682
4.50%, 07/15/39 - 07/20/53(g)	10,276		9,972,355
5.00%, 11/15/39 - 07/20/53(g)	7,659		7,550,189
4.00%, 03/15/41 - 07/20/53(g)	13,497		12,862,641
3.50%, 09/20/42 - 07/20/53(g)	21,109		19,696,479
3.00%, 01/20/43 - 07/20/53(g)	27,037		24,371,996
2.50%, 05/20/45 - 07/20/53(g)	36,720		31,786,171
2.00%, 07/20/50 - 07/20/53(g)	34,213		28,812,379
1.50%, 10/20/51	166		133,266
Uniform Mortgage-Backed Securities
4.50%, 05/01/24 - 07/13/53(g)	23,745		22,991,744
4.00%, 10/01/25 - 07/13/53(g)	33,744		32,037,314
3.50%, 02/01/26 - 07/13/53(g)	40,776		37,735,844

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
3.00%, 01/01/27 - 07/13/53(g)	$67,317	$60,438,067
2.50%, 09/01/28 - 07/13/53(g)	126,637	109,021,270
7.00%, 02/01/32	2	1,594
6.50%, 07/01/32	7	7,189
5.00%, 11/01/33 - 08/14/53(g)	16,448	16,197,290
6.00%, 03/01/34 - 02/01/49	255	267,048
2.00%, 12/01/35 - 07/13/53(g)	184,970	154,327,085
1.50%, 03/01/36 - 11/01/51	26,979	21,920,476
5.50%, 04/01/36 - 07/13/53(g)	16,781	16,832,578

		638,105,528

Total U.S. Government Sponsored Agency Securities — 28.3% (Cost: $768,720,886)		684,070,010

U.S. Treasury Obligations
U.S. Treasury Bonds
7.50%, 11/15/24	850	875,367
7.63%, 02/15/25	67	69,596
6.88%, 08/15/25	1,359	1,415,961
6.00%, 02/15/26	1,300	1,343,935
6.75%, 08/15/26	1,275	1,357,526
6.63%, 02/15/27	597	641,425
5.25%, 11/15/28 - 02/15/29(a)	2,379	2,504,157
6.13%, 08/15/29(a)	1,275	1,415,350
5.38%, 02/15/31(a)	1,021	1,117,835
4.50%, 02/15/36 - 08/15/39(a)	3,335	3,591,273
4.75%, 02/15/37 - 02/15/41(a)	2,750	3,039,443
5.00%, 05/15/37(a)	1,885	2,134,394
4.38%, 02/15/38 - 05/15/41	3,540	3,744,445
3.50%, 02/15/39	1,139	1,091,126
4.25%, 05/15/39 - 11/15/40(a)	3,278	3,420,108
4.63%, 02/15/40	2,755	3,004,241
1.13%, 05/15/40 - 08/15/40	6,545	4,221,272
3.88%, 08/15/40 - 05/15/43	6,657	6,503,846
1.38%, 11/15/40 - 08/15/50	10,111	6,349,846
1.88%, 02/15/41 - 11/15/51	18,215	12,358,269
2.25%, 05/15/41 - 02/15/52(a)	17,145	12,577,224
1.75%, 08/15/41	5,091	3,576,626
3.75%, 08/15/41 - 11/15/43	5,884	5,639,894
2.00%, 11/15/41 - 08/15/51	17,459	12,182,082
3.13%, 11/15/41 - 05/15/48(a)	12,314	10,724,394
2.38%, 02/15/42 - 05/15/51(a)	14,140	10,671,657
3.00%, 05/15/42 - 08/15/52(a)	29,477	24,919,471
3.25%, 05/15/42	4,100	3,658,609
2.75%, 08/15/42 - 11/15/47	9,962	8,092,842
3.38%, 08/15/42 - 11/15/48(a)	8,439	7,637,536
4.00%, 11/15/42 - 11/15/52(a)	9,600	9,733,344
2.88%, 05/15/43 - 05/15/52(a)	20,469	16,959,349
3.63%, 08/15/43 - 05/15/53	11,644	11,109,338
2.50%, 02/15/45 - 05/15/46(a)	9,048	6,975,729
1.25%, 05/15/50(a)	4,072	2,289,705
1.63%, 11/15/50(a)	7,231	4,490,564
U.S. Treasury Notes
2.00%, 06/30/24 - 11/15/26(a)	18,637	17,727,183
0.34%, 07/15/24	8,482	8,055,581
0.40%, 08/15/24	1,698	1,606,467
2.38%, 08/15/24 - 05/15/29(a)	15,664	14,451,338
1.88%, 08/31/24 - 02/15/32(a)	19,686	17,422,254
0.38%, 09/15/24(a)	8,482	7,994,616
1.50%, 09/30/24 - 02/15/30(a)	35,992	32,908,584

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes (continued)
2.13%, 09/30/24 - 05/15/25(a)	$11,583	$11,060,967
4.25%, 09/30/24 - 10/15/25(a)	12,000	11,856,172
0.74%, 10/15/24	8,482	7,991,303
2.25%, 10/31/24 - 11/15/27(a)	26,324	24,826,465
0.75%, 11/15/24 - 01/31/28(a)	37,440	33,491,201
1.00%, 12/15/24 - 07/31/28(a)	13,572	12,206,582
1.75%, 12/31/24 - 01/31/29	22,357	20,794,660
2.75%, 02/28/25 - 08/15/32(a)	35,085	32,983,055
4.63%, 02/28/25 - 03/15/26	12,000	11,977,656
3.88%, 03/31/25 - 12/31/29(a)	47,000	46,260,196
0.36%, 04/30/25	3,734	3,435,572
0.25%, 05/31/25 - 10/31/25(a)	31,504	28,668,187
3.00%, 07/15/25 - 10/31/25(a)	15,993	15,400,244
2.88%, 07/31/25 - 05/15/32(a)	31,115	29,252,305
3.13%, 08/15/25 - 08/31/29(a)	22,091	21,169,734
3.50%, 09/15/25 - 02/15/33	27,700	26,933,328
4.50%, 11/15/25	9,000	8,953,242
0.35%, 11/30/25	5,477	4,943,848
4.00%, 12/15/25 - 02/28/30	23,300	23,072,407
0.42%, 12/31/25	8,482	7,645,397
2.63%, 01/31/26 - 07/31/29	11,795	10,983,270
3.89%, 01/31/26	2,000	1,795,625
1.63%, 02/15/26 - 05/15/31	43,145	38,781,742
0.50%, 02/28/26 - 10/31/27(a)	28,807	25,184,545
3.75%, 04/15/26 - 06/30/30	12,000	11,775,000
3.63%, 05/15/26 - 03/31/30(a)	17,000	16,604,844
4.13%, 06/15/26 - 11/15/32(a)	25,200	25,291,171
0.88%, 06/30/26(a)	2,546	2,293,986
0.70%, 07/31/26	5,091	4,535,564
1.38%, 08/31/26 - 11/15/31(a)	24,450	20,904,293
0.99%, 09/30/26	3,395	3,037,464
1.13%, 10/31/26 - 02/15/31(a)	36,340	31,126,812
1.25%, 11/30/26 - 08/15/31(a)	50,647	43,952,290
2.50%, 03/31/27	4,267	3,998,812
3.25%, 06/30/27 - 06/30/29	9,500	9,113,828
0.39%, 07/31/27	4,072	3,483,469
0.63%, 11/30/27(a)	5,401	4,625,661
2.76%, 05/15/30	7,537	6,037,844
0.86%, 08/15/30(a)	8,568	6,825,952
1.08%, 11/15/30	6,956	5,628,926
3.38%, 05/15/33	7,000	6,750,625

Total U.S. Treasury Obligations — 40.4% (Cost: $1,077,701,884)		977,258,046

Total Long-Term Investments — 97.8% (Cost: $2,638,998,656)		2,365,982,058

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 25.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(h)(i)(j)	623,883,362	$624,008,138
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(h)(i)	100,000	100,000

Total Short-Term Securities — 25.8% (Cost: $623,919,524)		624,108,138

Total Investments Before TBA Sale Commitments — 123.6% (Cost: $3,262,918,180)		2,990,090,196

	Par (000)

TBA Sale Commitments(g)

Mortgage-Backed Securities — (0.1)%
Ginnie Mae Mortgage-Backed Securities, 5.50%, 07/20/53	$(675)	(671,836)
Uniform Mortgage-Backed Securities
5.00%, 07/13/53	(1,149)	(1,125,840)
5.50%, 07/13/53	(625)	(621,973)

Total TBA Sale Commitments — (0.1)% (Proceeds: $(2,427,326))		(2,419,649)

Total Investments, Net of TBA Sale Commitments — 123.5% (Cost: $3,260,490,854)		2,987,670,547

Liabilities in Excess of Other Assets — (23.5)%		(568,025,362)

Net Assets — 100.0%		$2,419,645,185

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	When-issued security.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Rounds to less than 1,000.
(g)	Represents or includes a TBA transaction.
(h)	Affiliate of the Master Portfolio.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$632,745,896	$—	$(8,654,103	)(a)	$(12,899)	$(70,756)	$624,008,138	623,883,362	$2,808,061(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—	—		—	—	100,000	100,000	2,344		—

					$(12,899)	$(70,756)	$624,108,138		$2,810,405		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) June 30, 2023	U.S. Total Bond Index Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$4,308,495	$—	$4,308,495
Corporate Bonds	—	610,234,415	—	610,234,415
Foreign Agency Obligations	—	53,396,758	—	53,396,758
Municipal Bonds	—	14,839,100	—	14,839,100
Non-Agency Mortgage-Backed Securities	—	21,543,285	—	21,543,285
Preferred Securities Capital Trusts	—	331,949	—	331,949
U.S. Government Sponsored Agency Securities	—	684,070,010	—	684,070,010
U.S. Treasury Obligations	—	977,258,046	—	977,258,046
Short-Term Securities
Money Market Funds	624,108,138	—	—	624,108,138
Liabilities
Investments
TBA Sale Commitments	—	(2,419,649)	—	(2,419,649)

	$624,108,138	$2,363,562,409	$—	$2,987,670,547

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited)

June 30, 2023

U.S. Total Bond Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,365,982,058
Investments, at value — affiliated(c)	624,108,138
Receivables:
Investments sold	29,967,559
Securities lending income — affiliated	112,171
TBA sale commitments	2,427,326
Contributions from investors	18,670,614
Dividends — unaffiliated	378,566
Dividends — affiliated	1,612
Interest — unaffiliated	15,312,268
Principal paydowns	14
Prepaid expenses	6,099

Total assets	3,056,966,425

LIABILITIES
Bank overdraft	3,824,280
Cash received as collateral for TBA commitments	491,000
Collateral on securities loaned	535,422,521
TBA sale commitments, at value(d)	2,419,649
Payables:
Investments purchased	94,901,819
Investment advisory fees	149,460
Trustees’ fees	48,416
Professional fees	64,095

Total liabilities	637,321,240

Commitments and contingent liabilities
NET ASSETS	$2,419,645,185

NET ASSETS CONSIST OF
Investors’ capital	$2,692,465,492
Net unrealized appreciation (depreciation)	(272,820,307)

NET ASSETS	$2,419,645,185

(a) Investments, at cost — unaffiliated	$2,638,998,655
(b) Securities loaned, at value	$520,805,494
(c) Investments, at cost — affiliated	$623,919,525
(d) Proceeds from TBA sale commitments	$2,427,326

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statement of Operations  (unaudited)

Six Months Ended June 30, 2023

U.S. Total Bond Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$2,052,676
Interest — unaffiliated	33,803,609
Securities lending income — affiliated — net	757,729
Foreign taxes withheld	(80)

Total investment income	36,613,934

EXPENSES
Investment advisory	466,473
Professional	15,922

Total expenses	482,395
Less:
Fees waived and/or reimbursed by the Manager	(44,399)

Total expenses after fees waived and/or reimbursed	437,996

Net investment income	36,175,938

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(6,079,557)
Investments — affiliated	(12,899)

(6,092,456)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	21,923,137
Investments — affiliated	(70,756)

21,852,381

Net realized and unrealized gain	15,759,925

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,935,863

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	U.S. Total Bond Index Master Portfolio

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,175,938	$158,354,626
Net realized loss	(6,092,456)	(195,458,212)
Net change in unrealized appreciation (depreciation)	21,852,381	(1,659,502,651)

Net increase (decrease) in net assets resulting from operations	51,935,863	(1,696,606,237)

CAPITAL TRANSACTIONS
Proceeds from contributions	553,103,067	2,239,384,174
Value of withdrawals	(412,722,199)	(15,804,951,555)

Net increase (decrease) in net assets derived from capital transactions	140,380,868	(13,565,567,381)

NET ASSETS
Total increase (decrease) in net assets	192,316,731	(15,262,173,618)
Beginning of period	2,227,328,454	17,489,502,072

End of period	$2,419,645,185	$2,227,328,454

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Financial Highlights (unaudited)

	U.S. Total Bond Index Master Portfolio

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Total Return
Total return	2.33	%(a)	(13.02)%		(1.79)%	7.65%	8.72	%(b)	(0.07)%

Ratios to Average Net Assets(c)
Total expenses	0.04	%(d)	0.04%		0.04%	0.04%	0.04%		0.04%

Total expenses after fees waived and/or reimbursed	0.04	%(d)	0.04%		0.03%	0.03%	0.04%		0.03%

Net investment income	3.10	%(d)	2.02%		1.81%	2.31%	2.90%		2.74%

Supplemental Data
Net assets, end of period (000)	$2,419,645		$2,227,328		$17,489,502	$14,789,131	$11,182,645		$8,327,639

Portfolio turnover rate(e)(f)		37%	161	%(g)	175%	186%	158%		274%

(a) Not annualized.

(b) Includes payment from an affiliate, which had no impact on the Master Portfolio’s total return.

(c)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(d) Annualized.

(e) Portfolio turnover rates include TBA transactions, if any.

(f)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)		23%	93	%(g)	89%	101%	97%		162%

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Master Portfolio (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements (unaudited) (continued)

benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into

82	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (unaudited) (continued)

reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Barclays Bank PLC	$12,953,229	$(12,953,229)	$—		$—
Barclays Capital, Inc.	3,781,970	(3,781,970)	—		—
BMO Capital Markets Corp.	10,652,195	(10,652,195)	—		—
BNP Paribas SA	57,979,485	(57,979,485)	—		—
BofA Securities, Inc.	23,172,002	(23,172,002)	—		—
Citadel Clearing LLC	46,615	(46,615)	—		—
Citigroup Global Markets, Inc.	62,938,980	(62,938,980)	—		—
Credit Agricole Corporate & Investment Bank SA	97,369,784	(97,369,784)	—		—
Credit Suisse AG	45,941,680	(45,941,680)	—		—
Credit Suisse Securities (USA) LLC	1,464,968	(1,464,968)	—		—
Deutsche Bank Securities, Inc.	15,894,872	(15,894,872)	—		—
Goldman Sachs & Co. LLC	22,138,637	(22,138,637)	—		—
HSBC Securities (USA), Inc.	31,208,686	(31,208,686)	—		—
J.P. Morgan Securities LLC	48,826,232	(48,826,232)	—		—
Jefferies LLC	1,112,264	(1,112,264)	—		—
Morgan Stanley	44,074,684	(44,074,684)	—		—
National Financial Services LLC	129,212	(129,212)	—		—
Nomura Securities International, Inc.	1,878,937	(1,878,937)	—		—
Pershing LLC	11,814,242	(11,814,242)	—		—
RBC Capital Markets LLC	6,659,345	(6,659,345)	—		—
Scotia Capital (USA), Inc.	1,600,100	(1,600,100)	—		—
State Street Bank & Trust Co.	4,843,003	(4,843,003)	—		—
TD Securities (USA) LLC	1,826,426	(1,826,426)	—		—
Toronto-Dominion Bank	6,508,191	(6,508,191)	—		—
UBS AG	93,171	(93,171)	—		—
Wells Fargo Bank N.A.	162,069	(162,069)	—		—
Wells Fargo Securities LLC	5,734,515	(5,734,515)	—		—

	$520,805,494	$(520,805,494)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid

84	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

directly by the Master Portfolio. BAL and BFA have contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2024. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $15,922.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $28,477.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Master Portfolio’s Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended June 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2023, the Master Portfolio paid BTC $289,571 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

6.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Master Portfolio Name	Purchases	Sales	Purchases	Sales
U.S. Total Bond Index Master Portfolio	$ 188,239,792	$ 122,880,029	$ 819,265,967	$ 744,683,338

For the six months ended June 30, 2023, purchases and sales related to mortgage dollar rolls were $329,156,180 and $329,013,262, respectively.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements (unaudited) (continued)

7.	INCOME TAX INFORMATION

The Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

After May 23, 2022, the Master Portfolio was no longer considered a partnership. The feeder of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. No U.S. federal income tax provision was required.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

8.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Master Portfolio did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

BFA uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

86	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Master Portfolio may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Master Portfolio’s performance.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Master Portfolio may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Portfolio”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Master Portfolio, on behalf of U.S. Total Bond Index Master Portfolio (the “Master Fund”) and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Portfolio’s investment advisor. iShares U.S. Aggregate Bond Index Fund (the “Feeder Fund”), a series of BlackRock Funds III (the “Feeder Trust”), is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Trustees of the Feeder Trust also considered the approval of the Agreement with respect to the Master Fund. For simplicity: (a) the Board of Trustees of the Master Portfolio and the Board of Trustees of the Feeder Trust are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders”; and (c) the Master Fund and the Feeder Fund are referred to herein together as the “Fund”.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the continuation of the Agreement for the Master Portfolio on an annual basis. The Board members who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Master Portfolio, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board requested and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper Classification or Morningstar category, regarding fees and expenses of the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Feeder Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement, and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following

88	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Feeder Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund, as applicable, throughout the year and at the April Meeting. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	89

Disclosure of Investment Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of the Master Portfolio, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Portfolio, on behalf of the Master Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Portfolio, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Trust, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Portfolio did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

90	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund/Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	91

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

92	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	93

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USTB-06/23-SAR

Master Portfolio Information as of June 30, 2023	Diversified Equity Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	2.8%
Microsoft Corp.	2.6
Taiwan Semiconductor Manufacturing Co. Ltd.	1.5
Amazon.com, Inc.	1.4
NVIDIA Corp.	1.1
Tencent Holdings Ltd.	1.0
Samsung Electronics Co. Ltd.	1.0
Alphabet, Inc., Class A	0.9
Meta Platforms, Inc., Class A	0.7
Alibaba Group Holding Ltd.	0.6

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	18.9%
Financials	12.6
Consumer Discretionary	11.8
Health Care	10.6
Industrials	10.2
Communication Services	5.7
Consumer Staples	5.3
Energy	4.2
Materials	3.7
Real Estate	2.2
Utilities	1.7
Short-Term Securities	19.3
Liabilities in Excess of Other Assets	(6.2)

(a)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

P O R T F O L I O I N F O R M A T I O N / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	1

Schedule of Investments (unaudited) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
Airbus SE	1,765	$255,187
Axon Enterprise, Inc.(a)	710	138,535
BAE Systems PLC	4,701	55,431
Boeing Co.(a)	1,386	292,668
Curtiss-Wright Corp.	131	24,059
Ducommun, Inc.(a)	6,471	281,942
General Dynamics Corp.	5,911	1,271,752
Kongsberg Gruppen ASA	1,237	56,227
Kratos Defense & Security Solutions, Inc.(a)	14,195	203,556
Lockheed Martin Corp.	5,074	2,335,968
Mercury Systems, Inc.(a)	167	5,777
Moog, Inc., Class A	6,639	719,867
Northrop Grumman Corp.	118	53,784
Parsons Corp.(a)	11,103	534,498
Raytheon Technologies Corp.	714	69,943
Safran SA	733	114,868
Textron, Inc.	9,866	667,238
Thales SA	251	37,607
TransDigm Group, Inc.	393	351,409
Triumph Group, Inc.(a)	12,265	151,718
V2X, Inc.(a)	4,615	228,719
Woodward, Inc.	197	23,425

		7,874,178

Air Freight & Logistics — 0.2%
CJ Logistics Corp.	2,548	148,290
Hub Group, Inc., Class A(a)	6,704	538,465
Hyundai Glovis Co. Ltd.	3,044	458,290
Radiant Logistics, Inc.(a)	6,856	46,072
SF Holding Co. Ltd., Class A	98,000	608,628
ZTO Express Cayman, Inc., ADR(b)	18,363	460,544

		2,260,289

Automobile Components — 0.7%
Adient PLC(a)	16,330	625,766
Apollo Tyres Ltd.	71,352	354,367
Aptiv PLC(a)	1,959	199,994
Autoliv, Inc.	450	38,268
Cie Generale des Etablissements Michelin SCA	1,986	58,748
Cooper-Standard Holdings, Inc.(a)	5,582	79,599
Dana, Inc.	25,209	428,553
Dorman Products, Inc.(a)	1,406	110,835
Fox Factory Holding Corp.(a)	3,525	382,498
Gentherm, Inc.(a)	3,231	182,584
Goodyear Tire & Rubber Co.(a)	28,267	386,693
HL Mando Co. Ltd.	13,920	572,625
Hyundai Mobis Co. Ltd.	3,414	604,438
Lear Corp.(b)	2,224	319,255
Luminar Technologies, Inc.(a)	6,885	47,369
Magna International, Inc.	922	52,052
Marcopolo SA, Preference Shares	281,023	305,779
Modine Manufacturing Co.(a)	12,772	421,731
Patrick Industries, Inc.(b)	2,480	198,400
Standard Motor Products, Inc.	5,133	192,590
Stoneridge, Inc.(a)	2,160	40,716
Visteon Corp.(a)	6,072	872,000
Weichai Power Co. Ltd., Class A	96,100	164,710
XPEL, Inc.(a)(b)	415	34,951

		6,674,521

Automobiles — 1.8%
Ashok Leyland Ltd.	141,221	288,857

Security	Shares	Value

Automobiles (continued)
Astra International Tbk PT	1,076,300	$488,186
BYD Co. Ltd., Class A	38,200	1,361,285
BYD Co. Ltd., Class H	22,500	721,454
Ferrari NV	334	109,201
Ford Motor Co.	22,416	339,154
Geely Automobile Holdings Ltd.	349,000	428,518
General Motors Co.	52,155	2,011,097
Harley-Davidson, Inc.	2,509	88,342
Hyundai Motor Co.	5,246	825,166
Kia Corp.	26,954	1,815,649
Li Auto, Inc., Class A(a)	14,300	247,275
Mercedes-Benz Group AG, Registered Shares	8,940	719,592
Renault SA	1,090	45,991
Stellantis NV	5,551	97,591
Tata Motors Ltd.(a)	91,672	668,136
Tesla, Inc.(a)	21,545	5,639,835
Toyota Motor Corp.	52,900	850,213
Volkswagen AG	790	132,048
Volvo Car AB, Class B(a)	11,193	44,534
Winnebago Industries, Inc.(b)	4,658	310,642

		17,232,766

Banks — 5.8%
1st Source Corp.	2,030	85,118
Abu Dhabi Commercial Bank PJSC	69,442	153,328
Al Rajhi Bank	76,358	1,494,491
Alinma Bank	12,872	115,692
Amalgamated Financial Corp.(b)	13,447	216,362
Ameris Bancorp(b)	5,776	197,597
ANZ Group Holdings Ltd.	10,083	159,612
Associated Banc-Corp.	1,649	26,763
Axis Bank Ltd.	88,659	1,069,791
Axos Financial, Inc.(a)	2,733	107,790
Banco Bilbao Vizcaya Argentaria SA	18,027	138,496
Banco Santander SA	44,547	164,919
Bank Central Asia Tbk PT	3,729,100	2,287,050
Bank Mandiri Persero Tbk PT	1,665,000	579,432
Bank of America Corp.	95,516	2,740,354
Bank of China Ltd., Class H	1,227,000	492,631
Bank of Ireland Group PLC	2,140	20,432
Bank of Marin Bancorp(b)	3,870	68,383
Bank Polska Kasa Opieki SA	10,754	293,333
Bank Rakyat Indonesia Persero Tbk PT	5,423,200	1,979,964
BankFinancial Corp.	21,100	172,598
Banque Saudi Fransi	11,840	132,266
Barclays PLC	51,027	99,686
BNP Paribas SA	3,391	213,992
BOC Hong Kong Holdings Ltd.	16,500	50,545
BOK Financial Corp.	99	7,997
Business First Bancshares, Inc.	5,236	78,907
Byline Bancorp, Inc.	2,221	40,178
Cadence Bank(b)	7,218	141,762
CaixaBank SA	11,014	45,623
Capital City Bank Group, Inc.	21,933	672,027
Capitec Bank Holdings Ltd.	3,770	314,045
Capstar Financial Holdings, Inc.(b)	8,296	101,792
Cathay General Bancorp	2,222	71,526
Central Pacific Financial Corp.	17,812	279,827
China Construction Bank Corp., Class H	3,197,000	2,069,812
China Merchants Bank Co. Ltd., Class H	237,500	1,083,259
CIMB Group Holdings Bhd	381,600	414,215
Citigroup, Inc.	26,816	1,234,609
Citizens Financial Group, Inc.	685	17,865

2	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Colony Bankcorp, Inc.	812	$7,649
Commerce Bancshares, Inc.	386	18,798
Commerzbank AG	4,395	48,722
Commonwealth Bank of Australia	2,303	154,178
Community Trust Bancorp, Inc.	2,278	81,028
ConnectOne Bancorp, Inc.	13,010	215,836
Credit Agricole SA	4,229	50,215
Dime Community Bancshares, Inc.	3,683	64,931
E.Sun Financial Holding Co. Ltd.	159,000	133,215
Eastern Bankshares, Inc.	6,764	82,994
Emirates NBD Bank PJSC	80,753	328,723
Enterprise Bancorp, Inc.	1,250	36,175
Enterprise Financial Services Corp.	11,884	464,664
FB Financial Corp.	8,667	243,109
Federal Bank Ltd.	211,223	325,803
Financial Institutions, Inc.	1,349	21,233
FinecoBank Banca Fineco SpA	3,848	51,796
First Abu Dhabi Bank PJSC	208,768	778,078
First Bancshares, Inc.	2,899	74,910
First Bank(b)	6,320	65,602
First Busey Corp.	8,636	173,584
First Business Financial Services, Inc.	3,024	89,178
First Financial Bankshares, Inc.(b)	2,939	83,732
First Financial Northwest, Inc.	20,641	234,688
First Foundation, Inc.	13,438	53,349
First Hawaiian, Inc.(b)	427	7,690
First Horizon Corp.	3,310	37,304
First Interstate BancSystem, Inc., Class A	19,994	476,657
First Merchants Corp.	16,543	467,009
First Northwest Bancorp	2,493	28,370
First Savings Financial Group, Inc.(b)	1,623	21,424
FS Bancorp, Inc.	3,121	93,848
Fulton Financial Corp.(b)	16,245	193,640
Glacier Bancorp, Inc.(b)	8,286	258,275
Hana Financial Group, Inc.	3,333	99,498
Hancock Whitney Corp.(b)	19,761	758,427
Hang Seng Bank Ltd.	3,700	52,746
Hanmi Financial Corp.	2,110	31,502
HBT Financial, Inc.	13,634	251,411
HDFC Bank Ltd.	43,701	906,918
HDFC Bank Ltd., ADR	5,012	349,336
Heartland Financial USA, Inc.	25,111	699,844
Heritage Commerce Corp.	20,160	166,925
Home BancShares, Inc.(b)	7,219	164,593
HomeTrust Bancshares, Inc.	4,340	90,663
Horizon Bancorp, Inc.	26,933	280,373
HSBC Holdings PLC	60,685	480,494
ICICI Bank Ltd.	163,672	1,873,878
ICICI Bank Ltd., ADR(b)	52,743	1,217,308
IDFC First Bank Ltd.(a)	119,441	116,051
Independent Bank Corp.	19,361	328,363
Independent Bank Group, Inc.(b)	4,859	167,781
IndusInd Bank Ltd.	41,411	696,554
Industrial & Commercial Bank of China Ltd., Class H	1,987,000	1,061,876
Intesa Sanpaolo SpA	46,476	121,848
Investar Holding Corp.	3,264	39,527
Itau Unibanco Holding SA, ADR(b)	71,602	422,452
JPMorgan Chase & Co.	9,436	1,372,372
KB Financial Group, Inc.(a)	13,763	499,524
KB Financial Group, Inc., ADR	4,406	160,378
KeyCorp.(b)	26,312	243,123
Kotak Mahindra Bank Ltd.	52,223	1,177,810

Security	Shares	Value

Banks (continued)
Kuwait Finance House KSCP	411,016	$1,001,975
Lakeland Bancorp, Inc.	23,132	309,737
Mediobanca Banca di Credito Finanziario SpA	1,673	20,030
Mega Financial Holding Co. Ltd.	330,000	405,003
Mercantile Bank Corp.	2,662	73,524
Meridian Corp.	5,822	57,056
Mid Penn Bancorp, Inc.(b)	1,673	36,940
Midland States Bancorp, Inc.(b)	25,139	500,517
MidWestOne Financial Group, Inc.	1,772	37,868
National Bank Holdings Corp., Class A	6,456	187,482
National Bank of Kuwait SAKP	236,181	720,290
NatWest Group PLC	24,789	75,767
Northrim BanCorp, Inc.	6,826	268,467
NU Holdings Ltd., Class A(a)	13,183	104,014
OceanFirst Financial Corp.	29,454	460,071
Old National Bancorp(b)	25,186	351,093
OP Bancorp	8,825	74,395
Origin Bancorp, Inc.(b)	7,391	216,556
OTP Bank Nyrt	11,928	424,046
PacWest Bancorp(b)	9,287	75,689
Peapack-Gladstone Financial Corp.	1,901	51,479
Peoples Bancorp, Inc.(b)	196	5,204
Ping An Bank Co. Ltd., Class A	350,700	543,155
Powszechna Kasa Oszczednosci Bank Polski SA	12,640	112,497
Premier Financial Corp.	15,428	247,157
Public Bank Bhd	835,500	689,825
Qatar Islamic Bank SAQ	68,397	334,313
Qatar National Bank QPSC	195,311	829,794
Republic First Bancorp, Inc.(a)	61,824	55,642
Riverview Bancorp, Inc.	55,990	282,190
Riyad Bank	16,883	152,447
Salisbury Bancorp, Inc.	3,678	87,132
Sandy Spring Bancorp, Inc.	2,113	47,923
Santander Bank Polska SA	1,224	117,208
Saudi British Bank	7,212	73,431
Saudi National Bank	95,584	942,719
Sberbank of Russia PJSC(c)	141,048	16
Seacoast Banking Corp. of Florida(b)	5,578	123,274
ServisFirst Bancshares, Inc.(b)	891	36,460
Shore Bancshares, Inc.	6,525	75,429
Sierra Bancorp	13,723	232,879
SmartFinancial, Inc.	5,839	125,597
Societe Generale SA	1,411	36,695
South Plains Financial, Inc.	5,456	122,815
Southern First Bancshares, Inc.(a)	2,242	55,489
Southern Missouri Bancorp, Inc.(b)	3,102	119,272
Standard Bank Group Ltd.	103,863	980,625
Standard Chartered PLC	7,538	65,581
State Bank of India	82,759	579,636
Taiwan Cooperative Financial Holding Co. Ltd.	397,000	358,221
Texas Capital Bancshares, Inc.(a)	2,795	143,942
Thanachart Capital PCL, NVDR	45,000	63,221
TMBThanachart Bank PCL, NVDR	6,466,000	283,119
Towne Bank(b)	14,879	345,788
TriCo Bancshares	1,173	38,944
U.S. Bancorp(b)	26,502	875,626
UMB Financial Corp.(b)	6,955	423,559
UniCredit SpA	5,146	119,663
United Bankshares, Inc.(b)	9,274	275,160
United Community Banks, Inc.	1,789	44,707
Univest Financial Corp.	7,547	136,450
Veritex Holdings, Inc.	5,963	106,917

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Washington Trust Bancorp, Inc.	9,160	$245,580
WesBanco, Inc.	9,740	249,441
Western New England Bancorp, Inc.	10,176	59,428

		55,228,221

Beverages — 1.3%
Ambev SA	441,666	1,421,426
Anhui Gujing Distillery Co. Ltd., Class A	10,300	350,778
Beijing Yanjing Brewery Co. Ltd., Class A	45,700	78,490
Brown-Forman Corp., Class A(b)	155	10,551
China Resources Beer Holdings Co. Ltd.	70,000	462,575
Coca-Cola Co.(b)	17,646	1,062,642
Coca-Cola Consolidated, Inc.	393	249,956
Coca-Cola Femsa SAB de CV	21,671	181,147
Diageo PLC	7,641	328,494
Duckhorn Portfolio, Inc.(a)	11,370	147,469
Fomento Economico Mexicano SAB de CV	20,999	232,514
Hite Jinro Co. Ltd.	12,384	203,599
Jiangsu King’s Luck Brewery JSC Ltd., Class A	29,000	210,975
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	13,100	236,689
Kirin Holdings Co. Ltd.	4,900	71,553
Lotte Chilsung Beverage Co. Ltd.	910	87,768
MGP Ingredients, Inc.	5,162	548,617
National Beverage Corp.(a)	1,003	48,495
Nongfu Spring Co. Ltd., Class H(d)	44,600	246,840
PepsiCo, Inc.	18,060	3,345,073
Pernod Ricard SA	804	177,664
Primo Water Corp.	48,176	604,127
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	23,100	588,806
Tsingtao Brewery Co. Ltd., Class A	10,100	144,211
Tsingtao Brewery Co. Ltd., Class H	28,000	255,639
United Spirits Ltd.(a)	5,719	63,736
Vita Coco Co., Inc.(a)	4,128	110,919
Wuliangye Yibin Co. Ltd., Class A	32,000	721,842

		12,192,595

Biotechnology — 3.3%
2seventy bio, Inc.(a)	4,353	44,052
3SBio, Inc.(d)	138,500	139,369
4D Molecular Therapeutics, Inc.(a)	3,622	65,450
89bio, Inc.(a)	1,173	22,228
AbbVie, Inc.	17,895	2,410,993
Abeona Therapeutics, Inc.(a)	482	1,942
ACADIA Pharmaceuticals, Inc.(a)	13,940	333,863
ACELYRIN, Inc.(a)	3,353	70,078
Adaptimmune Therapeutics PLC, ADR(a)	6,958	6,436
ADMA Biologics, Inc.(a)	36,559	134,903
Affimed NV(a)	11,343	6,785
Agenus, Inc.(a)	43,724	69,958
Agios Pharmaceuticals, Inc.(a)	9,161	259,440
Akebia Therapeutics, Inc.(a)	17,028	15,581
Akero Therapeutics, Inc.(a)	1,358	63,405
Alector, Inc.(a)	15,702	94,369
Aligos Therapeutics, Inc.(a)	3,453	3,353
Alkermes PLC(a)	28,710	898,623
Allakos, Inc.(a)(b)	11,144	48,588
Allogene Therapeutics, Inc.(a)	19,443	96,632
Alnylam Pharmaceuticals, Inc.(a)	236	44,826
ALX Oncology Holdings, Inc.(a)	4,071	30,573
Amgen, Inc.	14,555	3,231,501
Amicus Therapeutics, Inc.(a)	13,959	175,325

Security	Shares	Value

Biotechnology (continued)
Anika Therapeutics, Inc.(a)	1,836	$47,699
Applied Molecular Transport, Inc.(a)	3,993	1,030
Aprea Therapeutics, Inc.(a)	289	910
Aptinyx, Inc.(a)	12,794	948
AquaBounty Technologies, Inc.(a)(b)	3	1
Arcturus Therapeutics Holdings, Inc.(a)(b)	1,171	33,584
Arcus Biosciences, Inc.(a)	6,347	128,908
Arrowhead Pharmaceuticals, Inc.(a)(b)	8,261	294,587
Assembly Biosciences, Inc.(a)(b)	24,276	27,917
Astria Therapeutics, Inc.(a)	2,019	16,818
Atara Biotherapeutics, Inc.(a)	13,336	21,471
Athenex, Inc.(a)(b)	407	53
Atossa Therapeutics, Inc.(a)	11,978	15,092
Atreca, Inc., Class A(a)	11,605	11,373
Aurinia Pharmaceuticals, Inc.(a)	2,769	26,804
Avidity Biosciences, Inc.(a)(b)	7,568	83,929
Beam Therapeutics, Inc.(a)	12,232	390,568
BeiGene Ltd.(a)	7,100	97,352
Biocon Ltd.	158,338	513,107
BioCryst Pharmaceuticals, Inc.(a)	6,936	48,829
Biogen, Inc.(a)	354	100,837
BioMarin Pharmaceutical, Inc.(a)	317	27,478
Black Diamond Therapeutics, Inc.(a)	8,489	42,869
Bluebird Bio, Inc.(a)(b)	8,394	27,616
Blueprint Medicines Corp.(a)	10,852	685,846
Bolt Biotherapeutics, Inc.(a)(b)	1,792	2,294
Bridgebio Pharma, Inc.(a)(b)	13,132	225,870
C4 Therapeutics, Inc.(a)	4,328	11,902
CareDx, Inc.(a)	14,039	119,332
Caribou Biosciences, Inc.(a)	8,639	36,716
Catalyst Pharmaceuticals, Inc.(a)	12,506	168,081
Celldex Therapeutics, Inc.(a)	1,328	45,059
Celltrion, Inc.	3,670	428,365
Chinook Therapeutics, Inc.(a)	4,334	166,512
Coherus Biosciences, Inc.(a)	30,689	131,042
Corbus Pharmaceuticals Holdings, Inc.(a)	429	3,363
Crinetics Pharmaceuticals, Inc.(a)	11,923	214,852
CSL Ltd.	1,662	307,767
Cue Biopharma, Inc.(a)(b)	3,329	12,151
Cullinan Oncology, Inc.(a)	3,612	38,865
Cytokinetics, Inc.(a)	9,949	324,536
Day One Biopharmaceuticals, Inc.(a)	6,931	82,756
Deciphera Pharmaceuticals, Inc.(a)	13,659	192,319
Denali Therapeutics, Inc.(a)	14,121	416,711
Dynavax Technologies Corp.(a)(b)	12,235	158,076
Dyne Therapeutics, Inc.(a)	3,265	36,731
Eagle Pharmaceuticals, Inc.(a)(b)	2,384	46,345
Editas Medicine, Inc.(a)	18,795	154,683
Emergent BioSolutions, Inc.(a)(b)	10,840	79,674
Enanta Pharmaceuticals, Inc.(a)	5,819	124,527
Erasca, Inc.(a)	2,545	7,024
Exagen, Inc.(a)	3,265	9,469
Exelixis, Inc.(a)	19,320	369,205
Exicure, Inc.(a)	178	233
Fate Therapeutics, Inc.(a)	38,030	181,023
Fennec Pharmaceuticals, Inc.(a)	1,750	15,453
FibroGen, Inc.(a)	37,186	100,402
Foghorn Therapeutics, Inc.(a)(b)	2,487	17,509
Frequency Therapeutics, Inc.(a)	4,657	1,611
G1 Therapeutics, Inc.(a)(b)	7,005	17,442
Galera Therapeutics, Inc.(a)	7	22
Genmab A/S(a)	206	78,065

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Gilead Sciences, Inc.	14,054	$1,083,142
Green Cross Corp.	1,146	100,238
Gritstone bio, Inc.(a)	11,781	22,973
Halozyme Therapeutics, Inc.(a)	15,137	545,992
Heron Therapeutics, Inc.(a)	19,939	23,129
Homology Medicines, Inc.(a)	6,560	5,806
Horizon Therapeutics PLC(a)	1,760	181,016
Hugel, Inc.(a)	2,766	232,081
Ideaya Biosciences, Inc.(a)	5,167	121,425
ImmunoGen, Inc.(a)	17,402	328,376
Immunovant, Inc.(a)	3,403	64,555
Incyte Corp.(a)	30,299	1,886,113
Inozyme Pharma, Inc.(a)(b)	892	4,968
Insmed, Inc.(a)(b)	9,202	194,162
Intellia Therapeutics, Inc.(a)(b)	12,860	524,431
Intercept Pharmaceuticals, Inc.(a)	7,798	86,246
Iovance Biotherapeutics, Inc.(a)	21,912	154,261
Ironwood Pharmaceuticals, Inc.(a)(b)	34,629	368,453
iTeos Therapeutics, Inc.(a)	6,340	83,942
IVERIC bio, Inc.(a)	10,245	403,038
Karyopharm Therapeutics, Inc.(a)	29,372	52,576
Kineta, Inc.	347	895
Kiniksa Pharmaceuticals Ltd., Class A(a)	12,328	173,578
Kinnate Biopharma, Inc.(a)	3,570	10,817
Kodiak Sciences, Inc.(a)	14,110	97,359
Kronos Bio, Inc.(a)	4,102	7,055
Krystal Biotech, Inc.(a)	756	88,754
Kura Oncology, Inc.(a)	17,833	188,673
Kymera Therapeutics, Inc.(a)	6,290	144,607
Lyell Immunopharma, Inc.(a)(b)	9,434	30,000
MacroGenics, Inc.(a)(b)	8,276	44,277
Madrigal Pharmaceuticals, Inc.(a)	550	127,050
MannKind Corp.(a)(b)	13,979	56,895
MiMedx Group, Inc.(a)	4,152	27,445
Mirati Therapeutics, Inc.(a)	144	5,203
Morphic Holding, Inc.(a)	1,520	87,142
Mustang Bio, Inc.	359	2,229
Myriad Genetics, Inc.(a)	10,458	242,416
Natera, Inc.(a)	1,018	49,536
Neurocrine Biosciences, Inc.(a)	6,549	617,571
NextCure, Inc.(a)	6,872	12,370
Nkarta, Inc.(a)	14,148	30,984
Nurix Therapeutics, Inc.(a)	8,775	87,662
Nymox Pharmaceutical Corp.(a)(b)	5,685	1,080
Olema Pharmaceuticals, Inc.(a)(b)	3,835	34,630
Oncorus, Inc.(a)	2,121	86
Passage Bio, Inc.(a)	8,451	7,955
PharmaEngine, Inc.	27,000	84,883
Pieris Pharmaceuticals, Inc.(a)	6,677	1,105
PMV Pharmaceuticals, Inc.(a)	17,903	112,073
Poseida Therapeutics, Inc.(a)	5,208	9,166
Precigen, Inc.(a)	4,316	4,963
Precision BioSciences, Inc.(a)	9,626	5,063
Prelude Therapeutics, Inc.(a)(b)	1,281	5,765
Protagonist Therapeutics, Inc.(a)	4,171	115,203
Prothena Corp. PLC(a)	2,716	185,449
PTC Therapeutics, Inc.(a)	9,097	369,975
Puma Biotechnology, Inc.(a)	7,912	27,929
Quince Therapeutics, Inc.(a)	608	915
Recursion Pharmaceuticals, Inc., Class A(a)	12,234	91,388
Regeneron Pharmaceuticals, Inc.(a)	1,752	1,258,882
REGENXBIO, Inc.(a)	17,490	349,625

Security	Shares	Value

Biotechnology (continued)
Relay Therapeutics, Inc.(a)(b)	14,082	$176,870
Replimune Group, Inc.(a)	6,697	155,504
Revolution Medicines, Inc.(a)	1,762	47,134
Rigel Pharmaceuticals, Inc.(a)	21,910	28,264
Rocket Pharmaceuticals, Inc.(a)	6,888	136,865
Sage Therapeutics, Inc.(a)(b)	3,653	171,764
Sana Biotechnology, Inc.(a)(b)	16,359	97,500
Sangamo Therapeutics, Inc.(a)	47,523	61,780
Sarepta Therapeutics, Inc.(a)	276	31,608
Seagen, Inc.(a)	1,132	217,865
Seegene, Inc.	5,820	90,768
Shattuck Labs, Inc.(a)	2,210	6,895
Solid Biosciences, Inc.(a)(b)	2,323	12,173
SpringWorks Therapeutics, Inc.(a)	3,247	85,136
SQZ Biotechnologies Co.(a)	1,471	397
Surface Oncology, Inc.(a)	4,415	3,839
Sutro Biopharma, Inc.(a)	15,696	72,986
Swedish Orphan Biovitrum AB(a)	1,592	31,116
Syndax Pharmaceuticals, Inc.(a)	3,713	77,713
Syros Pharmaceuticals, Inc.(a)	731	2,303
TG Therapeutics, Inc.(a)(b)	11,156	277,115
Travere Therapeutics, Inc.(a)	17,159	263,562
Twist Bioscience Corp.(a)(b)	17,200	351,912
Ultragenyx Pharmaceutical, Inc.(a)	10,495	484,134
United Therapeutics Corp.(a)	629	138,852
UNITY Biotechnology, Inc.(a)	517	1,318
Vanda Pharmaceuticals, Inc.(a)	15,687	103,377
Vaxcyte, Inc.(a)	4,351	217,289
Veracyte, Inc.(a)(b)	14,165	360,783
Vericel Corp.(a)	7,200	270,504
Vertex Pharmaceuticals, Inc.(a)	734	258,302
Verve Therapeutics, Inc.(a)	3,620	67,875
Viking Therapeutics, Inc.(a)(b)	6,197	100,453
Vincerx Pharma, Inc.(a)	1,674	2,176
Vir Biotechnology, Inc.(a)	8,643	212,013
Voyager Therapeutics, Inc.(a)	2,265	25,934
X4 Pharmaceuticals, Inc.(a)(b)	17,455	33,863
Xencor, Inc.(a)	6,905	172,418
Zentalis Pharmaceuticals, Inc.(a)(b)	3,457	97,522

		31,453,344

Broadline Retail — 2.9%
Alibaba Group Holding Ltd.(a)	551,760	5,743,726
Allegro.eu SA(a)(d)	28,412	223,878
Amazon.com, Inc.(a)	98,592	12,852,453
Big Lots, Inc.	7,364	65,024
Coupang, Inc.(a)	2,724	47,398
Dillard’s, Inc., Class A(b)	580	189,242
eBay, Inc.	49,692	2,220,735
Etsy, Inc.(a)	3,653	309,080
JD.com, Inc., Class A	104,236	1,777,699
Kohl’s Corp.(b)	372	8,575
Lotte Shopping Co. Ltd.	3,429	178,948
Macy’s, Inc.(b)	9,654	154,947
MercadoLibre, Inc.(a)	243	287,858
Naspers Ltd., N Shares	2,826	510,548
Next PLC	769	67,431
Nordstrom, Inc.(b)	367	7,512
PDD Holdings, Inc., ADR(a)	15,176	1,049,269
Poya International Co. Ltd.	38,000	724,487
Prosus NV	2,445	179,057
Rakuten Group, Inc.	64,000	223,010
Savers Value Village, Inc.	3,576	84,751

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Broadline Retail (continued)
Shinsegae, Inc.	726	$98,481
Vipshop Holdings Ltd., ADR(a)	18,283	301,670
Wesfarmers Ltd.	5,448	179,617
Woolworths Holdings Ltd.	43,307	164,174

		27,649,570

Building Products — 0.7%
A O Smith Corp.	2,087	151,892
AAON, Inc.	4,492	425,887
Allegion PLC	10,026	1,203,320
American Woodmark Corp.(a)	1,589	121,352
Apogee Enterprises, Inc.	6,211	294,836
Armstrong World Industries, Inc.	155	11,386
Assa Abloy AB, Class B	1,432	34,421
Astral Ltd.	14,839	359,517
Bawan Co.	20,040	195,484
Builders FirstSource, Inc.(a)	1,299	176,664
Carlisle Cos., Inc.(b)	664	170,336
China Lesso Group Holdings Ltd.	76,000	50,085
Cie de Saint-Gobain	422	25,694
CSW Industrials, Inc.	508	84,425
Gibraltar Industries, Inc.(a)	7,651	481,401
Griffon Corp.(b)	1,951	78,625
Hayward Holdings, Inc.(a)	231	2,968
Janus International Group, Inc.(a)	27,519	293,353
JELD-WEN Holding, Inc.(a)	15,026	263,556
Kingspan Group PLC	276	18,372
Masco Corp.	2,199	126,179
Nibe Industrier AB, B Shares	2,179	20,719
PGT Innovations, Inc.(a)	6,900	201,135
Sung Kwang Bend Co. Ltd.	10,708	122,510
Trane Technologies PLC	3,448	659,464
UFP Industries, Inc.	11,593	1,125,101

		6,698,682

Capital Markets — 1.0%
3i Group PLC	5,473	135,659
Amundi SA(d)	758	44,782
Ares Management Corp., Class A	520	50,102
Artisan Partners Asset Management, Inc., Class A(b)	4,730	185,936
Avantax, Inc.(a)	6,167	138,017
Blackstone, Inc., Class A	2,384	221,640
Carlyle Group, Inc.(b)	700	22,365
Charles Schwab Corp.	640	36,275
Cohen & Steers, Inc.(b)	3,899	226,103
Deutsche Bank AG, Registered Shares	4,200	44,154
Euronext NV(d)	469	31,899
Federated Hermes, Inc.	10,586	379,508
Forge Global Holdings, Inc.(a)	11,316	27,498
GCM Grosvenor, Inc., Class A	7,503	56,573
Hamilton Lane, Inc., Class A(b)	6,302	504,034
Hargreaves Lansdown PLC	2,544	26,372
Hong Kong Exchanges & Clearing Ltd.	3,600	136,400
Houlihan Lokey, Inc.(b)	7,548	742,044
Intercontinental Exchange, Inc.	5,143	581,570
KIWOOM Securities Co. Ltd.	1,088	73,521
Lazard Ltd., Class A	280	8,960
London Stock Exchange Group PLC	1,375	146,346
Macquarie Group Ltd.	951	113,157
Moelis & Co., Class A(b)	3,938	178,549
Moody’s Corp.	2,122	737,862
Morningstar, Inc.	80	15,686
MSCI, Inc.	607	284,859

Security	Shares	Value

Capital Markets (continued)
Nasdaq, Inc.	34,978	$1,743,653
Oppenheimer Holdings, Inc., Class A	2,126	85,423
Patria Investments Ltd., Class A	13,318	190,447
PJT Partners, Inc., Class A(b)	3,144	218,948
S&P Global, Inc.	1,246	499,509
Schroders PLC	9,566	53,222
SDIC Capital Co. Ltd., Class A	669,000	656,076
Silvercrest Asset Management Group, Inc., Class A(b)	2,743	55,546
St. James’s Place PLC	3,747	51,819
StepStone Group, Inc., Class A(b)	11,535	286,183
Stifel Financial Corp.(b)	6,195	369,656
Victory Capital Holdings, Inc., Class A(b)	7,829	246,927
XP, Inc., Class A(a)	1,121	26,299

		9,633,579

Chemicals — 1.4%
Aarti Industries Ltd.	18,706	115,058
AdvanSix, Inc.(b)	1,650	57,717
Air Liquide SA	1,442	258,601
Air Products and Chemicals, Inc.	559	167,437
Alto Ingredients, Inc.(a)	8,550	24,710
Arkema SA	605	57,049
Ashland, Inc.	1,362	118,371
Asian Paints Ltd.	12,276	504,100
Avient Corp.	2,323	95,011
Cabot Corp.(b)	6,682	446,959
Chemours Co.(b)	503	18,556
Chr Hansen Holding A/S	307	21,342
Core Molding Technologies, Inc.(a)	2,151	48,935
Covestro AG(a)(d)	617	32,104
Croda International PLC	1,292	92,358
Dow, Inc.	5,997	319,400
DuPont de Nemours, Inc.	2,450	175,028
Eastman Chemical Co.	1,073	89,832
Ecolab, Inc.	11,844	2,211,156
Element Solutions, Inc.	763	14,650
Ginkgo Bioworks Holdings, Inc.(a)(b)	2,810	5,227
Hawkins, Inc.	1,665	79,404
HB Fuller Co.	5,112	365,559
Ingevity Corp.(a)	3,654	212,517
Innospec, Inc.	1,922	193,046
Johnson Matthey PLC	871	19,336
KCC Corp.	1,774	265,877
Kolon Industries, Inc.	7,326	279,207
LG Chem Ltd.	553	281,511
Linde PLC	1,216	463,393
Livent Corp.(a)(b)	16,645	456,572
LyondellBasell Industries NV, Class A	10,717	984,142
Mitsubishi Chemical Group Corp.	14,200	85,408
NewMarket Corp.	20	8,042
Orion SA	2,353	49,931
PhosAgro PJSC(c)	3,293	1
Quaker Chemical Corp.	2,104	410,070
Rayonier Advanced Materials, Inc.(a)	12,240	52,387
RPM International, Inc.(b)	850	76,271
Saudi Basic Industries Corp.	71,128	1,683,726
Saudi Kayan Petrochemical Co.(a)	69,350	256,589
Scotts Miracle-Gro Co.(b)	1,000	62,690
Sensient Technologies Corp.	5,458	388,228
Sherwin-Williams Co.	701	186,130
Sika AG, Registered Shares	214	61,290
Skshu Paint Co. Ltd., Class A(a)	15,860	142,905

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Solvay SA	555	$62,060
Stepan Co.	1,349	128,910
Tosoh Corp.	4,300	50,861
Trinseo PLC	6,327	80,163
Wanhua Chemical Group Co. Ltd., Class A	27,200	328,872
Westlake Corp.	2,892	345,507

		12,934,206

Commercial Services & Supplies — 0.5%
Brady Corp., Class A	1,402	66,693
Brambles Ltd.	20,233	194,552
BrightView Holdings, Inc.(a)	11,720	84,150
Brink’s Co.	1,818	123,315
Casella Waste Systems, Inc., Class A(a)	493	44,592
CECO Environmental Corp.(a)	5,210	69,606
Cimpress PLC(a)	2,623	156,016
Cintas Corp.	3,727	1,852,617
Clean Harbors, Inc.(a)	833	136,970
CoreCivic, Inc.(a)	21,937	206,427
Driven Brands Holdings, Inc.(a)	184	4,979
GEO Group, Inc.(a)(b)	4,751	34,017
GFL Environmental, Inc.	1,312	50,945
Healthcare Services Group, Inc.	21,183	316,262
Interface, Inc.	10,380	91,240
ISS A/S	1,826	38,628
Li-Cycle Holdings Corp.(a)	13,067	72,522
MillerKnoll, Inc.	4,017	59,371
MSA Safety, Inc.(b)	124	21,571
OPENLANE, Inc.(a)	1,449	22,054
RB Global, Inc.	304	18,240
Republic Services, Inc.	1,990	304,808
Securitas AB, B Shares	25,609	210,346
Steelcase, Inc., Class A(b)	21,813	168,178
Stericycle, Inc.(a)	311	14,443
Viad Corp.(a)	3,169	85,183
Waste Management, Inc.	188	32,603

		4,480,328

Communications Equipment — 0.4%
Accton Technology Corp.	33,000	371,191
Applied Optoelectronics, Inc.(a)(b)	8,336	49,683
Arcadyan Technology Corp.	46,000	182,164
Arista Networks, Inc.(a)	1,472	238,552
BYD Electronic International Co. Ltd.	30,000	91,259
Calix, Inc.(a)	8,843	441,354
Ciena Corp.(a)	1,433	60,888
Cisco Systems, Inc.	15,505	802,229
CommScope Holding Co., Inc.(a)	4,744	26,709
Digi International, Inc.(a)	5,294	208,531
Extreme Networks, Inc.(a)	16,708	435,243
Harmonic, Inc.(a)	4,656	75,287
Infinera Corp.(a)	9,049	43,707
Motorola Solutions, Inc.	245	71,854
NetScout Systems, Inc.(a)	3,907	120,922
Sercomm Corp.	132,000	446,689
Ubiquiti, Inc.	15	2,636
ZTE Corp., Class H	51,600	207,386

		3,876,284

Construction & Engineering — 1.4%
AECOM	26,443	2,239,458
Ameresco, Inc., Class A(a)(b)	2,222	108,056
API Group Corp.(a)(b)	28,297	771,376

Security	Shares	Value

Construction & Engineering (continued)
Arcosa, Inc.	4,437	$336,191
Comfort Systems USA, Inc.	5,537	909,175
Daewoo Engineering & Construction Co. Ltd.(a)	52,467	162,715
Dycom Industries, Inc.(a)	2,436	276,851
Eiffage SA	519	54,188
EMCOR Group, Inc.	12,045	2,225,675
Ferrovial SE	1,508	47,671
Fluor Corp.(a)	29,331	868,198
Gamuda Bhd	252,700	238,484
GS Engineering & Construction Corp.	43,634	621,443
Kajima Corp.	1,800	27,178
Larsen & Toubro Ltd.	19,703	595,769
Limbach Holdings, Inc.(a)	1,141	28,217
MasTec, Inc.(a)	3,043	358,983
Matrix Service Co.(a)	9,863	58,093
MDU Resources Group, Inc.	691	14,470
Metallurgical Corp. of China Ltd., Class A	335,300	183,106
MYR Group, Inc.(a)	3,980	550,593
NCC Ltd.	93,415	139,367
Primoris Services Corp.(b)	7,176	218,653
Quanta Services, Inc.(b)	3,693	725,490
Shimizu Corp.	3,500	22,160
Skanska AB, B Shares	2,540	35,637
Sterling Infrastructure, Inc.(a)	7,297	407,173
Taisei Corp.	900	31,445
Tutor Perini Corp.(a)	11,530	82,440
United Integrated Services Co. Ltd.	29,000	202,989
Valmont Industries, Inc.	249	72,471
Vinci SA	1,730	201,018
WillScot Mobile Mini Holdings Corp.(a)	8,247	394,124

		13,208,857

Construction Materials — 0.3%
ACC Ltd.(a)	1,899	42,079
Ambuja Cements Ltd.(a)	17,214	89,621
Anhui Conch Cement Co. Ltd., Class H	116,000	308,628
CRH PLC	2,280	125,781
Dalmia Bharat Ltd.	12,212	323,188
Holcim AG, Registered Shares	9,060	610,709
Martin Marietta Materials, Inc.	753	347,653
Summit Materials, Inc., Class A(a)	14,865	562,640
UltraTech Cement Ltd.	3,860	390,835
Vulcan Materials Co.	2,011	453,360

		3,254,494

Consumer Finance — 0.5%
American Express Co.	10,631	1,851,920
Bajaj Finance Ltd.	10,937	957,928
Credit Acceptance Corp.(a)	23	11,682
Enova International, Inc.(a)	9,614	510,696
EZCORP, Inc., Class A(a)(b)	25,980	217,713
FirstCash Holdings, Inc.	4,540	423,718
Isracard Ltd.	1	4
LendingClub Corp.(a)	10,883	106,109
LendingTree, Inc.(a)	3,812	84,283
Nelnet, Inc., Class A(b)	1,658	159,964
NerdWallet, Inc., Class A(a)	2,244	21,116
OneMain Holdings, Inc.	906	39,583
Oportun Financial Corp.(a)	3,212	19,176
PROG Holdings, Inc.(a)	5,799	186,264
Regional Management Corp.	4,214	128,527

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
SLM Corp.(b)	835	$13,627
Upstart Holdings, Inc.(a)(b)	9,319	333,714

		5,066,024

Consumer Staples Distribution & Retail — 1.6%
Aeon Co. Ltd.	3,600	73,715
Albertsons Cos., Inc., Class A	557	12,154
Andersons, Inc.	989	45,642
Carrefour SA	3,681	69,758
Coles Group Ltd.	9,957	122,261
Costco Wholesale Corp.	2,874	1,547,304
Dollar General Corp.	1,392	236,334
Dollar Tree, Inc.(a)(b)	379	54,386
GS Retail Co. Ltd.	10,551	183,827
J Sainsbury PLC	14,296	48,870
Jeronimo Martins SGPS SA	5,915	162,950
Kesko OYJ, B Shares	2,473	46,572
Koninklijke Ahold Delhaize NV	794	27,070
Kroger Co.(b)	5,930	278,710
Lawson, Inc.	5,100	226,133
Metcash Ltd.	50,679	127,219
Migros Ticaret A/S	57,710	471,595
Ocado Group PLC(a)	2,725	19,719
Performance Food Group Co.(a)	378	22,771
President Chain Store Corp.	64,000	581,186
PriceSmart, Inc.	1,672	123,828
Redcare Pharmacy NV(a)(d)	202	20,921
Seven & i Holdings Co. Ltd.	9,000	388,819
Sok Marketler Ticaret A/S(a)	55,336	70,828
SpartanNash Co.	7,952	179,000
Sprouts Farmers Market, Inc.(a)(b)	5,726	210,316
Sun Art Retail Group Ltd.	499,000	129,128
Sysco Corp.	3,298	244,712
Target Corp.	9,979	1,316,230
Tesco PLC	21,112	66,599
Tsuruha Holdings, Inc.	1,200	89,374
U.S. Foods Holding Corp.(a)	661	29,084
Walgreens Boots Alliance, Inc.(b)	22,713	647,093
Wal-Mart de Mexico SAB de CV	399,098	1,578,952
Walmart, Inc.	33,927	5,332,646
Woolworths Group Ltd.	8,125	215,282

		15,000,988

Containers & Packaging — 0.1%
AptarGroup, Inc.	206	23,867
Ardagh Group SA(a)	56	329
Ardagh Metal Packaging SA	376	1,414
Ball Corp.	3,820	222,362
Berry Global Group, Inc.	417	26,830
Crown Holdings, Inc.(b)	2,240	194,589
O-I Glass, Inc.(a)	11,919	254,232
Silgan Holdings, Inc.	287	13,457
Smurfit Kappa Group PLC	1,123	37,480
Taiwan Hon Chuan Enterprise Co. Ltd.	34,000	115,402
Westrock Co.	2,025	58,867

		948,829

Diversified Consumer Services — 0.3%
2U, Inc.(a)	12,988	52,342
ADT, Inc.(b)	444	2,677
American Public Education, Inc.(a)	3,863	18,311
Chegg, Inc.(a)	15,910	141,281
Cogna Educacao SA(a)	1,243,273	846,470
Duolingo, Inc.(a)	2,688	384,223

Security	Shares	Value

Diversified Consumer Services (continued)
Frontdoor, Inc.(a)	17,282	$551,296
Grand Canyon Education, Inc.(a)	104	10,734
Laureate Education, Inc., Class A	38,218	462,055
Mister Car Wash, Inc.(a)	263	2,538
New Oriental Education & Technology Group, Inc.(a)	43,200	170,284
OneSpaWorld Holdings Ltd.(a)	10,006	121,072
Rover Group, Inc.(a)	11,481	56,372
Service Corp. International	836	53,997
Strategic Education, Inc.(b)	2,049	139,004
Universal Technical Institute, Inc.(a)(b)	5,992	41,405

		3,054,061

Diversified REITs — 0.2%
Alexander & Baldwin, Inc.	5,849	108,674
Alpine Income Property Trust, Inc.	3,002	48,783
American Assets Trust, Inc.	24,332	467,174
Armada Hoffler Properties, Inc.	11,867	138,607
British Land Co. PLC	6,441	24,839
Broadstone Net Lease, Inc.(b)	17,703	273,334
Empire State Realty Trust, Inc., Class A(b)	11,000	82,390
Essential Properties Realty Trust, Inc.(b)	20,793	489,467
Land Securities Group PLC	3,870	28,297
Star Holdings(a)	5,904	86,612

		1,748,177

Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A(a)	8,467	115,829
China Tower Corp. Ltd., Class H(d)	838,000	93,328
Chunghwa Telecom Co. Ltd.	207,000	775,300
Chunghwa Telecom Co. Ltd., ADR	1,780	66,376
EchoStar Corp., Class A(a)(b)	8,504	147,459
Emirates Telecommunications Group Co. PJSC	86,552	531,114
Hellenic Telecommunications Organization SA	26,725	458,148
IDT Corp., Class B(a)	4,971	128,500
Iridium Communications, Inc.	5,124	318,303
LG Uplus Corp.	9,875	80,574
Liberty Latin America Ltd., Class A(a)	7,988	69,895
Liberty Latin America Ltd., Class C(a)	15,131	130,429
Lumen Technologies, Inc.(b)	64,913	146,703
Nippon Telegraph & Telephone Corp.	1,100	1,302
Ooma, Inc.(a)	12,036	180,179
Ooredoo QPSC	72,507	217,671
Orange Polska SA	109,682	188,629
Saudi Telecom Co.	51,001	594,658
Tata Communications Ltd.	3,242	63,149
Telefonica Brasil SA	20,805	188,011
Telefonica Brasil SA, ADR	11,494	104,940
Turk Telekomunikasyon A/S(a)	222,119	178,032

		4,778,529

Electric Utilities — 0.8%
Acciona SA	175	29,713
ALLETE, Inc.	5,883	341,038
CEZ A/S	6,589	272,202
Cia Energetica de Minas Gerais, ADR(b)	76,308	200,690
Cia Paranaense de Energia, ADR	7,324	63,060
Cia Paranaense de Energia, Preference Shares	240,634	416,619
CK Infrastructure Holdings Ltd.	3,500	18,564
CLP Holdings Ltd.	8,500	66,203
CPFL Energia SA	49,926	358,581
EDP - Energias do Brasil SA	36,884	181,947
Endesa SA	2,485	53,397
Enel SpA	27,892	188,060
Enerjisa Enerji AS(d)	161,433	218,526

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Evergy, Inc.	1,130	$66,015
Hawaiian Electric Industries, Inc.	356	12,887
Iberdrola SA	20,846	272,224
IDACORP, Inc.	431	44,221
Inter RAO UES PJSC(a)(c)	5,347,154	597
Korea Electric Power Corp.(a)	6,633	103,810
Manila Electric Co.	12,150	73,819
Mercury NZ Ltd.	14,405	57,576
NextEra Energy, Inc.	2,777	206,053
Origin Energy Ltd.	6,587	37,023
PG&E Corp.(a)	2,658	45,930
PGE Polska Grupa Energetyczna SA(a)	33,209	59,297
Portland General Electric Co.(b)	13,148	615,721
Power Assets Holdings Ltd.	7,000	36,746
PPL Corp.	95,899	2,537,488
Public Power Corp. SA(a)	15,848	180,744
Redeia Corp. SA	138	2,321
SSE PLC	6,051	141,896
Tenaga Nasional Bhd	173,300	336,218
Terna - Rete Elettrica Nazionale	4,347	37,076

		7,276,262

Electrical Equipment — 0.9%
ABB India Ltd.	1,144	61,679
ABB Ltd., Registered Shares	15,342	603,567
Allied Motion Technologies, Inc.	1,959	78,242
AMETEK, Inc.	7,308	1,183,019
Array Technologies, Inc.(a)(b)	7,707	174,178
Atkore, Inc.(a)	6,941	1,082,380
Bloom Energy Corp., Class A(a)(b)	19,774	323,305
Contemporary Amperex Technology Co. Ltd., Class A	13,720	433,157
Eaton Corp. PLC	4,125	829,538
Emerson Electric Co.	528	47,726
Encore Wire Corp.	1,523	283,171
EnerSys	4,686	508,525
Eos Energy Enterprises, Inc.(a)	18,324	79,526
Fluence Energy, Inc.(a)	1,714	45,661
Fuji Electric Co. Ltd.	600	26,415
Legrand SA	696	69,046
Mitsubishi Electric Corp.	3,900	55,134
NEXTracker, Inc., Class A(a)	2,795	111,269
Polycab India Ltd.	9,844	426,935
Powell Industries, Inc.	427	25,872
Regal Rexnord Corp.(b)	304	46,786
Schneider Electric SE	1,518	275,785
Shoals Technologies Group, Inc., Class A(a)	12,538	320,471
Siemens Energy AG(a)	4,048	71,576
Signify NV(d)	3,206	89,877
SunPower Corp.(a)(b)	7,956	77,969
Sunrun, Inc.(a)(b)	3,888	69,440
Thermon Group Holdings, Inc.(a)	8,224	218,758
Triveni Turbine Ltd.	53,287	264,972
Vicor Corp.(a)(b)	841	45,414
WEG SA	66,907	527,492
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	114,600	78,767

		8,535,652

Electronic Equipment, Instruments & Components — 1.4%
AAC Technologies Holdings, Inc.	36,000	85,087
Advanced Energy Industries, Inc.(b)	5,070	565,052
Arrow Electronics, Inc.(a)	736	105,417

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Badger Meter, Inc.(b)	2,608	$384,837
Belden, Inc.(b)	2,457	235,012
Benchmark Electronics, Inc.	12,133	313,395
BOE Technology Group Co. Ltd., Class A	2,319,100	1,307,539
Chroma ATE, Inc.	65,000	524,565
Coherent Corp.(a)(b)	1,298	66,172
ePlus, Inc.(a)	5,897	332,001
Fabrinet(a)	3,781	491,076
Flex Ltd.(a)	32,930	910,185
FLEXium Interconnect, Inc.	28,000	83,449
Halma PLC	1,605	46,457
Hon Hai Precision Industry Co. Ltd.	553,000	2,010,563
Insight Enterprises, Inc.(a)	4,348	636,286
Itron, Inc.(a)	4,064	293,014
Keyence Corp.	300	142,547
Keysight Technologies, Inc.(a)	2,435	407,741
KH Vatec Co. Ltd.	4,906	80,644
Kimball Electronics, Inc.(a)	2,496	68,965
Kingboard Holdings Ltd.	25,000	68,379
Lens Technology Co. Ltd., Class A	101,600	164,706
Napco Security Technologies, Inc.(b)	3,347	115,974
National Instruments Corp.	437	25,084
Novanta, Inc.(a)	1,253	230,677
Omron Corp.	1,200	73,682
PC Connection, Inc.	6,687	301,584
Plexus Corp.(a)	2,234	219,468
Primax Electronics Ltd.	266,000	563,117
Rogers Corp.(a)	1,392	225,407
Samsung SDI Co. Ltd.	566	289,019
Sanmina Corp.(a)	13,108	790,019
ScanSource, Inc.(a)	8,788	259,773
Shimadzu Corp.	1,300	40,181
Sinbon Electronics Co. Ltd.	18,000	213,847
Sunny Optical Technology Group Co. Ltd.	43,500	436,158
Taiwan Union Technology Corp.	55,000	133,330
TD SYNNEX Corp.	1,595	149,930
TE Connectivity Ltd.	456	63,913
Teledyne Technologies, Inc.(a)	453	186,233
TTM Technologies, Inc.(a)	1,891	26,285
Vontier Corp.	541	17,426

		13,684,196

Energy Equipment & Services — 0.5%
Archrock, Inc.	22,399	229,590
Borr Drilling Ltd.(a)(b)	37,045	278,949
ChampionX Corp.(b)	20,067	622,880
DMC Global, Inc.(a)	4,493	79,796
Expro Group Holdings NV(a)	3,177	56,296
Halliburton Co.(b)	5,344	176,298
Helix Energy Solutions Group, Inc.(a)	29,872	220,455
Helmerich & Payne, Inc.(b)	18,792	666,176
Liberty Energy, Inc., Class A	30,814	411,983
Nabors Industries Ltd.(a)	2,270	211,178
Natural Gas Services Group, Inc.(a)	3,703	36,660
Newpark Resources, Inc.(a)	5,681	29,712
Oceaneering International, Inc.(a)	8,233	153,957
Oil States International, Inc.(a)	25,166	187,990
Patterson-UTI Energy, Inc.(b)	44,437	531,911
ProPetro Holding Corp.(a)	40,049	330,004
Smart Sand, Inc.(a)	600	984
Tenaris SA	1,871	27,988

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Tidewater, Inc.(a)	4,715	$261,400
U.S. Silica Holdings, Inc.(a)	23,102	280,227

		4,794,434

Entertainment — 0.7%
Activision Blizzard, Inc.(a)	4,132	348,328
AMC Entertainment Holdings, Inc., Class A(a)(b)	1,897	8,347
Bilibili, Inc., Class Z(a)	6,040	89,952
Cinemark Holdings, Inc.(a)	13,585	224,152
CJ ENM Co. Ltd.(a)	6,071	290,020
Electronic Arts, Inc.	4,111	533,197
Eros Media World PLC(a)	1,711	342
Gaia, Inc.(a)	4,042	9,337
IMAX Corp.(a)	2,569	43,647
Kingsoft Corp. Ltd.(b)	38,800	153,359
Liberty Media Corp.-Liberty Formula One, Class A(a)	71	4,801
Liberty Media Corp.-Liberty Formula One, Class C(a)	270	20,326
Lions Gate Entertainment Corp., Class A(a)(b)	10,123	89,386
Lions Gate Entertainment Corp., Class B(a)	11,859	99,023
Marcus Corp.(b)	7,314	108,467
NCSoft Corp.	715	161,014
NetEase, Inc.	95,255	1,844,985
Netflix, Inc.(a)	1,926	848,384
Nexon Co. Ltd.	2,200	42,189
Nintendo Co. Ltd.	3,600	164,118
Playtika Holding Corp.(a)	311	3,608
ROBLOX Corp., Class A(a)	6,216	250,505
Sciplay Corp., Class A(a)	7,764	152,795
Sea Ltd., ADR(a)	2,204	127,920
Sphere Entertainment Co.(a)	2,120	58,067
Spotify Technology SA(a)	3,090	496,099
Tencent Music Entertainment Group, ADR(a)	13,672	100,899
Walt Disney Co.(a)	2,838	253,377
Warner Bros Discovery, Inc., Class A(a)	7,321	91,805

		6,618,449

Financial Services — 2.5%
AvidXchange Holdings, Inc.(a)	4,772	49,533
Bajaj Finserv Ltd.	12,864	240,275
Berkshire Hathaway, Inc., Class B(a)	8,308	2,833,028
Block, Inc.(a)	13,162	876,194
Burford Capital Ltd.	2,998	36,516
Chailease Holding Co. Ltd.	11,050	72,651
Cielo SA	336,488	322,560
Essent Group Ltd.	15,133	708,224
Eurazeo SE	163	11,476
EVERTEC, Inc.	3,538	130,305
Federal Agricultural Mortgage Corp., Class C	2,511	360,931
Fidelity National Information Services, Inc.	4,413	241,391
FirstRand Ltd.	456,626	1,663,845
Fiserv, Inc.(a)	2,300	290,145
Flywire Corp.(a)	5,043	156,535
Global Payments, Inc.	3,362	331,224
Housing Development Finance Corp. Ltd.	46,460	1,602,882
Industrivarden AB, C Shares	2,783	76,796
International Money Express, Inc.(a)	1,517	37,212
Investor AB, A Shares	3,328	66,604
Jackson Financial, Inc., Class A(b)	5,281	161,651
L&T Finance Holdings Ltd.	268,619	419,390
M&G PLC	13,903	33,835
Marqeta, Inc., Class A(a)	58,350	284,165
Mastercard, Inc., Class A(b)	11,183	4,398,274
Nexi SpA(a)(d)	4,364	34,239
NMI Holdings, Inc., Class A(a)	12,586	324,971

Security	Shares	Value

Financial Services (continued)
Pagseguro Digital Ltd., Class A(a)	32,791	$309,547
Payoneer Global, Inc.(a)	8,129	39,101
PayPal Holdings, Inc.(a)	21,001	1,401,397
Paysafe Ltd.(a)	7,072	71,357
Radian Group, Inc.(b)	5,762	145,663
Remitly Global, Inc.(a)	5,891	110,869
Repay Holdings Corp.(a)	16,651	130,377
StoneCo Ltd., Class A(a)	41,909	533,921
TFS Financial Corp.(b)	169	2,124
UWM Holdings Corp.	294	1,646
Visa, Inc., Class A(b)	21,510	5,108,195
Western Union Co.(b)	1,034	12,129
WEX, Inc.(a)	144	26,218
Worldline SA(a)(d)	881	32,262
Yuanta Financial Holding Co. Ltd.	123,000	91,477

		23,781,135

Food Products — 1.0%
Almarai Co. JSC	16,290	263,878
Archer-Daniels-Midland Co.	2,784	210,359
Cal-Maine Foods, Inc.(b)	4,997	224,865
China Feihe Ltd.(d)	190,000	106,052
China Mengniu Dairy Co. Ltd.	121,000	457,294
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1	124,119
COFCO Joycome Foods Ltd.	599,000	144,195
Danone SA	1,182	72,437
Fresh Del Monte Produce, Inc.	2,847	73,196
Freshpet, Inc.(a)(b)	154	10,135
General Mills, Inc.(b)	1,798	137,907
Guangdong Haid Group Co. Ltd., Class A	26,600	171,549
Hain Celestial Group, Inc.(a)	3,793	47,450
Hershey Co.	9,392	2,345,182
Hostess Brands, Inc.(a)	17,318	438,492
Indofood Sukses Makmur Tbk PT	143,400	70,316
J M Smucker Co.	1,242	183,406
Kerry Group PLC, Class A	317	30,940
Lancaster Colony Corp.(b)	2,104	423,093
Nestle India Ltd.	1,949	544,674
Nestle SA, Registered Shares	10,845	1,304,562
Nissin Foods Holdings Co. Ltd.	500	41,342
Pilgrim’s Pride Corp.(a)	160	3,438
Post Holdings, Inc.(a)	1,889	163,682
Seaboard Corp.	1	3,561
Sovos Brands, Inc.(a)	14,420	282,055
SunOpta, Inc.(a)	18,759	125,498
Tiger Brands Ltd.	15,628	138,336
TreeHouse Foods, Inc.(a)(b)	606	30,530
Ulker Biskuvi Sanayi AS(a)	106,295	141,039
Uni-President China Holdings Ltd.	66,000	55,659
Uni-President Enterprises Corp.	184,000	451,135
Universal Robina Corp.	65,650	163,882
Utz Brands, Inc.(b)	2,005	32,802
Vital Farms, Inc.(a)	11,281	135,259

		9,152,319

Gas Utilities — 0.3%
APA Group	8,879	57,447
Brookfield Infrastructure Corp., Class A	8,155	371,705
China Gas Holdings Ltd.	87,800	100,696
ENN Energy Holdings Ltd.	19,100	238,904
Hong Kong & China Gas Co. Ltd.	31,380	27,175
Kunlun Energy Co. Ltd.	224,000	176,458
Naturgy Energy Group SA	1,714	51,095

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities (continued)
New Jersey Resources Corp.	18,606	$878,203
Northwest Natural Holding Co.(b)	2,280	98,154
Perusahaan Gas Negara Tbk PT	3,593,100	314,551
Petronas Gas Bhd	30,500	109,127
Snam SpA	7,008	36,626
Spire, Inc.(b)	10,725	680,394

		3,140,535

Ground Transportation — 0.1%
Covenant Logistics Group, Inc.(b)	5,088	223,007
FTAI Infrastructure, Inc.	26,137	96,446
Lyft, Inc., Class A(a)	4,361	41,822
MTR Corp. Ltd.	7,000	32,225
Norfolk Southern Corp.	1,705	386,626
Ryder System, Inc.	370	31,372
Saia, Inc.(a)	307	105,120
Schneider National, Inc., Class B	178	5,112
Uber Technologies, Inc.(a)	1,422	61,388
Werner Enterprises, Inc.	1,757	77,624

		1,060,742

Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	10,426	1,136,642
Accuray, Inc.(a)(b)	30,280	117,184
Alphatec Holdings, Inc.(a)	4,344	78,105
AngioDynamics, Inc.(a)	9,493	99,012
Artivion, Inc.(a)	7,893	135,681
AtriCure, Inc.(a)	6,577	324,641
Atrion Corp.	268	151,608
Axogen, Inc.(a)	3,418	31,206
Axonics, Inc.(a)	4,183	211,116
Becton Dickinson & Co.	178	46,994
BioMerieux	304	31,919
Boston Scientific Corp.(a)	44,769	2,421,555
Cerus Corp.(a)	27,291	67,136
Cochlear Ltd.	416	63,735
CONMED Corp.	163	22,150
Dexcom, Inc.(a)	867	111,418
Edwards Lifesciences Corp.(a)	2,021	190,641
Embecta Corp.(b)	5,039	108,842
EssilorLuxottica SA	1,076	202,901
Fisher & Paykel Healthcare Corp. Ltd.	4,294	64,658
Getinge AB, B Shares	1,219	21,386
Glaukos Corp.(a)	3,875	275,939
Haemonetics Corp.(a)	4,209	358,354
IDEXX Laboratories, Inc.(a)	988	496,203
Inari Medical, Inc.(a)	5,046	293,374
Inmode Ltd.(a)	1,048	39,143
Inogen, Inc.(a)	1,234	14,253
Inspire Medical Systems, Inc.(a)	801	260,037
Integer Holdings Corp.(a)	1,276	113,066
Integra LifeSciences Holdings Corp.(a)	242	9,953
Intuitive Surgical, Inc.(a)(b)	302	103,266
iRadimed Corp.	594	28,358
iRhythm Technologies, Inc.(a)	2,067	215,629
Lantheus Holdings, Inc.(a)	6,066	509,059
LeMaitre Vascular, Inc.(b)	2,020	135,906
LivaNova PLC(a)	8,806	452,893
Merit Medical Systems, Inc.(a)	11,644	973,904
Nano-X Imaging Ltd.(a)(b)	1,783	27,619
Nemaura Medical, Inc.(a)	2,006	1,865
Neogen Corp.(a)	17,791	386,954
Nevro Corp.(a)(b)	3,422	86,987

Security	Shares	Value

Health Care Equipment & Supplies (continued)
NuVasive, Inc.(a)	6,488	$269,836
Olympus Corp.	4,600	72,797
Omnicell, Inc.(a)	4,995	367,982
Orthofix Medical, Inc.(a)	3,804	68,700
Paragon 28, Inc.(a)	4,793	85,028
ResMed, Inc.	943	206,045
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	26,900	1,112,292
Shockwave Medical, Inc.(a)	547	156,119
SI-BONE, Inc.(a)	4,220	113,856
Smith & Nephew PLC	2,971	47,932
STAAR Surgical Co.(a)	7,427	390,437
Stryker Corp.	7,218	2,202,140
Tactile Systems Technology, Inc.(a)	5,758	143,547
Tandem Diabetes Care, Inc.(a)	212	5,202
UFP Technologies, Inc.(a)(b)	415	80,448
Varex Imaging Corp.(a)(b)	11,652	274,638
Zimvie, Inc.(a)	2,182	24,504

		16,042,795

Health Care Providers & Services — 2.3%
23andMe Holding Co., Class A(a)	15,017	26,280
Accolade, Inc.(a)(b)	8,627	116,206
AdaptHealth Corp.(a)	7,701	93,721
Addus HomeCare Corp.(a)	2,328	215,806
Alignment Healthcare, Inc.(a)	11,306	65,010
Amedisys, Inc.(a)	105	9,601
AMN Healthcare Services, Inc.(a)	2,944	321,249
Aveanna Healthcare Holdings, Inc.(a)	22,492	38,011
Bangkok Dusit Medical Services PCL, NVDR	1,510,700	1,184,654
Brookdale Senior Living, Inc.(a)	12,333	52,045
Cano Health, Inc.(a)	10,070	13,997
Cardinal Health, Inc.	2,371	224,225
Centogene NV(a)(b)	910	1,365
Chemed Corp.	51	27,625
Cigna Group	3,894	1,092,656
Clover Health Investments Corp.(a)(b)	35,743	32,065
Community Health Systems, Inc.(a)	13,791	60,680
CorVel Corp.(a)	296	57,276
Cross Country Healthcare, Inc.(a)	4,435	124,535
CVS Health Corp.	39,837	2,753,932
Dr Sulaiman Al Habib Medical Services Group Co.	2,714	207,647
Elevance Health, Inc.	6,065	2,694,619
Ensign Group, Inc.(b)	7,968	760,625
Fleury SA	131,081	439,382
Fulgent Genetics, Inc.(a)	3,293	121,940
Guardant Health, Inc.(a)	13,763	492,715
HCA Healthcare, Inc.	672	203,939
HealthEquity, Inc.(a)	8,025	506,698
Hims & Hers Health, Inc.(a)	20,802	195,539
Humana, Inc.	330	147,553
IHH Healthcare Bhd	263,900	333,298
Invitae Corp.(a)(b)	36,572	41,326
Joint Corp.(a)	1,293	17,456
Life Healthcare Group Holdings Ltd.	154,477	168,666
LifeStance Health Group, Inc.(a)	3,874	35,370
McKesson Corp.	606	258,950
MLP Saglik Hizmetleri AS(a)(d)	17,775	51,925
ModivCare, Inc.(a)	995	44,984
National HealthCare Corp.(b)	1,844	113,996
National Medical Care Co.	3,442	118,016
NeoGenomics, Inc.(a)	12,895	207,223
OPKO Health, Inc.(a)	54,880	119,090

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Option Care Health, Inc.(a)	19,380	$629,656
Owens & Minor, Inc.(a)	3,002	57,158
Patterson Cos., Inc.	8,989	298,974
Pediatrix Medical Group, Inc.(a)	9,334	132,636
PetIQ, Inc.(a)	4,886	74,121
Premier, Inc., Class A	386	10,677
Privia Health Group, Inc.(a)	10,364	270,604
Progyny, Inc.(a)	9,527	374,792
Qualicorp Consultoria e Corretora de Seguros SA	192,599	194,683
R1 RCM, Inc.(a)	9,122	168,301
RadNet, Inc.(a)	5,872	191,545
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	121,300	240,794
Surgery Partners, Inc.(a)	5,588	251,404
Syngene International Ltd.(d)	25,134	234,768
Tenet Healthcare Corp.(a)	364	29,622
UnitedHealth Group, Inc.	8,851	4,254,145
Universal Vision Biotechnology Co. Ltd.(a)	12,000	163,902

		21,369,678

Health Care REITs — 0.0%
Diversified Healthcare Trust	12,831	28,870
Sabra Health Care REIT, Inc.	2,049	24,116

		52,986

Health Care Technology — 0.2%
American Well Corp., Class A(a)	45,090	94,689
Certara, Inc.(a)	381	6,938
Evolent Health, Inc., Class A(a)	7,700	233,310
Health Catalyst, Inc.(a)	9,811	122,638
HealthStream, Inc.	4,586	112,632
Multiplan Corp.(a)(b)	38,608	81,463
NextGen Healthcare, Inc.(a)	14,525	235,595
Phreesia, Inc.(a)	4,599	142,615
Schrodinger, Inc.(a)	2,876	143,570
Teladoc Health, Inc.(a)(b)	14,163	358,607
Veradigm, Inc.(a)	23,208	292,421

		1,824,478

Hotel & Resort REITs — 0.3%
Apple Hospitality REIT, Inc.(b)	39,165	591,783
Braemar Hotels & Resorts, Inc.(b)	51,621	207,516
Chatham Lodging Trust(b)	7,219	67,570
DiamondRock Hospitality Co.(b)	9,631	77,144
Hersha Hospitality Trust, Class A(b)	20,291	123,572
Park Hotels & Resorts, Inc.(b)	753	9,654
RLJ Lodging Trust	51,006	523,832
Ryman Hospitality Properties, Inc.(b)	7,366	684,449
Summit Hotel Properties, Inc.	27,694	180,288

		2,465,808

Hotels, Restaurants & Leisure — 2.1%
Accel Entertainment, Inc.(a)	19,233	203,100
Accor SA	1,032	38,402
Alsea SAB de CV(a)	102,478	332,334
Aristocrat Leisure Ltd.	11,242	290,862
Bally’s Corp.(a)	10,167	158,199
Biglari Holdings, Inc., Class B(a)	249	49,088
BJ’s Restaurants, Inc.(a)	6,559	208,576
Booking Holdings, Inc.(a)	106	286,235
Boyd Gaming Corp.	11,799	818,497
Caesars Entertainment, Inc.(a)	8,841	450,626
Carrols Restaurant Group, Inc.(a)	12,803	64,527
Century Casinos, Inc.(a)	2,317	16,451

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Chipotle Mexican Grill, Inc.(a)	56	$119,784
Churchill Downs, Inc.(b)	244	33,957
Chuy’s Holdings, Inc.(a)	3,002	122,542
Compass Group PLC	4,090	114,533
Denny’s Corp.(a)	4,237	52,200
Dine Brands Global, Inc.(b)	1,687	97,897
Domino’s Pizza, Inc.	246	82,900
El Pollo Loco Holdings, Inc.	14,456	126,779
Entain PLC	4,110	66,458
Everi Holdings, Inc.(a)	19,603	283,459
Evolution AB(d)	509	64,502
Flight Centre Travel Group Ltd.(a)	1,391	17,733
Flutter Entertainment PLC, Class DI(a)	253	50,919
Formosa International Hotels Corp.	13,000	108,318
Galaxy Entertainment Group Ltd.(a)	13,000	82,819
Gourmet Master Co. Ltd.	83,000	383,310
H World Group Ltd., ADR(a)	8,695	337,192
Hilton Grand Vacations, Inc.(a)	14,041	638,023
InterContinental Hotels Group PLC	794	54,886
International Game Technology PLC	6,639	211,718
La Francaise des Jeux SAEM(d)	439	17,278
Light & Wonder, Inc., Class A(a)	2,765	190,121
Lindblad Expeditions Holdings, Inc.(a)	2,532	27,548
Lottery Corp. Ltd.	13,467	46,168
Marriott Vacations Worldwide Corp.(b)	317	38,902
McDonald’s Corp.	6,731	2,008,598
Meituan, Class B(a)(d)	168,260	2,638,471
MGM Resorts International(b)	24,323	1,068,266
Monarch Casino & Resort, Inc.	3,814	268,696
OPAP SA	25,755	449,124
Oriental Land Co. Ltd.	700	27,290
Papa John’s International, Inc.(b)	4,276	315,697
Penn Entertainment, Inc.(a)(b)	1,273	30,590
Planet Fitness, Inc., Class A(a)	286	19,288
PlayAGS, Inc.(a)	5,959	33,668
Red Rock Resorts, Inc., Class A(b)	3,614	169,063
Royal Caribbean Cruises Ltd.(a)	1,809	187,666
Rush Street Interactive, Inc.(a)	6,884	21,478
Sands China Ltd.(a)	5,600	19,178
Shake Shack, Inc., Class A(a)	4,685	364,118
Starbucks Corp.	8,225	814,769
Texas Roadhouse, Inc.(b)	7,175	805,609
Travel & Leisure Co.	26,291	1,060,579
Trip.com Group Ltd.(a)	24,246	846,413
Wendy’s Co.(b)	585	12,724
Whitbread PLC	3,035	130,646
Wingstop, Inc.	2,681	536,629
Wowprime Corp.(a)	13,000	133,327
Wyndham Hotels & Resorts, Inc.	297	20,365
Xiabuxiabu Catering Management China Holdings Co. Ltd.(d)	532,500	251,214
Yum China Holdings, Inc.(b)	13,533	764,615
Yum! Brands, Inc.	4,143	574,013

		19,858,937

Household Durables — 0.9%
Barratt Developments PLC	4,136	21,738
Beazer Homes USA, Inc.(a)	4,162	117,743
Berkeley Group Holdings PLC	709	35,344
Cavco Industries, Inc.(a)	134	39,530
Century Communities, Inc.	4,374	335,136
D.R. Horton, Inc.	3,101	377,361
Electrolux AB, Class B	8,391	114,667

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Ethan Allen Interiors, Inc.(b)	7,587	$214,560
Garmin Ltd.	205	21,379
GoPro, Inc., Class A(a)	20,368	84,324
Green Brick Partners, Inc.(a)	2,711	153,985
Haier Smart Home Co. Ltd., Class H	120,200	379,057
Helen of Troy Ltd.(a)(b)	2,132	230,299
Installed Building Products, Inc.(b)	4,469	626,375
iRobot Corp.(a)	2,351	106,383
La-Z-Boy, Inc.(b)	7,832	224,308
Lennar Corp., B Shares(b)	47	5,310
Lennar Corp., Class A	2,421	303,376
LG Electronics, Inc.	1,973	190,964
MDC Holdings, Inc.(b)	2,203	103,034
NVR, Inc.(a)	34	215,921
Open House Group Co. Ltd.	600	21,661
PulteGroup, Inc.	1,328	103,159
Sekisui House Ltd.	43,100	870,602
Skyline Champion Corp.(a)(b)	4,361	285,427
Sony Group Corp.	6,900	622,864
Taylor Morrison Home Corp.(a)	29,756	1,451,200
Taylor Wimpey PLC	12,447	16,261
Toll Brothers, Inc.	1,927	152,368
TopBuild Corp.(a)	1,349	358,861
Tri Pointe Homes, Inc.(a)	19,568	643,004
Universal Electronics, Inc.(a)	2,360	22,703
Whirlpool Corp.(b)	1,405	209,050

		8,657,954

Household Products — 1.0%
Central Garden & Pet Co.(a)	860	33,342
Central Garden & Pet Co., Class A(a)	7,263	264,809
Church & Dwight Co., Inc.	2,954	296,079
Clorox Co.	1,864	296,451
Colgate-Palmolive Co.	6,642	511,700
Essity AB, Class B	1,373	36,565
Kimberly-Clark Corp.	22,855	3,155,361
Procter & Gamble Co.	30,906	4,689,676
Reckitt Benckiser Group PLC	1,902	142,937
Reynolds Consumer Products, Inc.(b)	178	5,029
Spectrum Brands Holdings, Inc.(b)	131	10,225

		9,442,174

Independent Power and Renewable Electricity Producers — 0.4%
ACWA Power Co.	4,477	200,125
Adani Green Energy Ltd.(a)	9,174	105,779
Adani Power Ltd.(a)	22,460	68,633
AES Corp.(b)	31,555	654,135
Brookfield Renewable Corp., Class A	8,302	261,679
China Longyuan Power Group Corp. Ltd., Class H	134,000	138,405
Clearway Energy, Inc., Class A	25,404	685,908
Clearway Energy, Inc., Class C(b)	17,745	506,797
Energy Absolute PCL, NVDR	129,100	207,895
Huaneng Power International, Inc., Class H(a)	174,000	109,092
RWE AG	4,196	182,846
Sunnova Energy International, Inc.(a)(b)	8,210	150,325
Vistra Corp.	3,855	101,194

		3,372,813

Industrial Conglomerates — 0.5%
General Electric Co.	629	69,096
Hanwha Corp.	6,324	144,366
Hitachi Ltd.	7,100	441,453
Honeywell International, Inc.	15,276	3,169,770

Security	Shares	Value

Industrial Conglomerates (continued)
Industries Qatar QSC	63,668	$197,867
Jardine Cycle & Carriage Ltd.	6,600	170,187
Keppel Corp. Ltd.	4,300	21,400
Siemens AG, Registered Shares	4,086	681,140
SM Investments Corp.	20,260	340,553

		5,235,832

Industrial REITs — 0.3%
EastGroup Properties, Inc.	656	113,882
First Industrial Realty Trust, Inc.	10,162	534,928
Industrial Logistics Properties Trust	23,076	76,151
LXP Industrial Trust	27,125	264,469
Nippon Prologis REIT, Inc.	4	8,039
Prologis, Inc.	2,702	331,346
Segro PLC	7,449	67,933
Terreno Realty Corp.	18,282	1,098,748

		2,495,496

Insurance — 2.5%
Admiral Group PLC	870	23,041
Aegon NV	8,417	42,728
Ageas SA/NV	997	40,418
AIA Group Ltd.	40,600	412,354
Allianz SE, Registered Shares	1,458	339,603
Allstate Corp.(b)	12,846	1,400,728
Ambac Financial Group, Inc.(a)(b)	9,184	130,780
American Financial Group, Inc.	2,381	282,744
Argo Group International Holdings Ltd.(b)	2,876	85,158
ASR Nederland NV	912	41,134
Assicurazioni Generali SpA	911	18,526
Assured Guaranty Ltd.	195	10,881
Aviva PLC	10,648	53,573
AXA SA	5,794	171,220
Axis Capital Holdings Ltd.	265	14,265
BB Seguridade Participacoes SA	27,985	179,838
Brighthouse Financial, Inc.(a)	3,030	143,470
Cathay Financial Holding Co. Ltd.	210,325	291,982
China Life Insurance Co. Ltd., Class H	484,000	810,208
China Pacific Insurance Group Co. Ltd., Class H	189,600	492,232
CNA Financial Corp.	92	3,553
CNO Financial Group, Inc.	27,325	646,783
Crawford & Co., Class A	30,474	337,957
Dai-ichi Life Holdings, Inc.	7,600	144,551
Discovery Ltd.(a)	18,651	144,531
Donegal Group, Inc., Class A(b)	9,825	141,775
eHealth, Inc.(a)	6,459	51,930
Enstar Group Ltd.(a)	1,181	288,447
Everest Re Group Ltd.	800	273,488
FedNat Holding Co.(a)	4,457	5
Genworth Financial, Inc., Class A(a)	19,488	97,440
Gjensidige Forsikring ASA	9,963	159,606
Globe Life, Inc.	1,593	174,625
Goosehead Insurance, Inc., Class A(a)	2,034	127,918
Hanover Insurance Group, Inc.	119	13,451
Hanwha Life Insurance Co. Ltd.(a)	38,520	75,668
Heritage Insurance Holdings, Inc.	18,918	72,834
Investors Title Co.	307	44,822
Japan Post Holdings Co. Ltd.	23,900	171,775
Kemper Corp.	206	9,942
Kinsale Capital Group, Inc.	1,175	439,685
Legal & General Group PLC	29,730	86,077
Lemonade, Inc.(a)(b)	4,463	75,202
Life Insurance Corp. of India	18,633	143,776

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Lincoln National Corp.	3,145	$81,015
Marsh & McLennan Cos., Inc.	11,715	2,203,357
Max Financial Services Ltd.(a)	7,354	72,799
Mercury General Corp.	13,931	421,691
MetLife, Inc.	54,249	3,066,696
MS&AD Insurance Group Holdings, Inc.	7,600	269,133
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	463	173,816
New China Life Insurance Co. Ltd., Class H	66,000	174,408
NN Group NV	2,238	82,846
Odontoprev SA	37,930	99,416
Old Mutual Ltd.	136,228	87,724
Oscar Health, Inc., Class A(a)	23,116	186,315
Palomar Holdings, Inc.(a)	2,418	140,341
People’s Insurance Co. Group of China Ltd., Class H	472,000	171,441
Phoenix Group Holdings PLC	3,457	23,390
PICC Property & Casualty Co. Ltd., Class H	298,000	331,810
Ping An Insurance Group Co. of China Ltd., Class A	25,800	164,832
Ping An Insurance Group Co. of China Ltd., Class H	321,500	2,053,393
Porto Seguro SA	26,948	158,259
Powszechny Zaklad Ubezpieczen SA	48,910	474,409
Prudential Financial, Inc.	1,683	148,474
Prudential PLC	7,108	100,389
QBE Insurance Group Ltd.	3,069	32,043
Reinsurance Group of America, Inc.	228	31,621
Sampo OYJ, A Shares	1,049	47,113
Samsung Life Insurance Co. Ltd.	1,743	89,143
Sanlam Ltd.	66,074	204,844
SBI Life Insurance Co. Ltd.(d)	13,754	219,431
Selective Insurance Group, Inc.(b)	7,375	707,631
Selectquote, Inc.(a)	9,708	18,931
Sompo Holdings, Inc.	3,100	139,095
Swiss Re AG	752	75,774
Tiptree, Inc.	5,294	79,463
Tokio Marine Holdings, Inc.	14,900	343,498
Travelers Cos., Inc.	10,034	1,742,504
Trupanion, Inc.(a)	3,433	67,561
Universal Insurance Holdings, Inc.	1,642	25,336
W.R. Berkley Corp.	5,786	344,614
White Mountains Insurance Group Ltd.(b)	10	13,889
Willis Towers Watson PLC	364	85,722

		23,664,891

Interactive Media & Services — 3.8%
Alphabet, Inc., Class A(a)	71,168	8,518,810
Alphabet, Inc., Class C(a)	46,486	5,623,411
Auto Trader Group PLC(d)	9,584	74,415
Autohome, Inc., ADR	3,552	103,576
Baidu, Inc., Class A(a)	100,560	1,715,128
Bumble, Inc., Class A(a)	26,682	447,724
Cargurus, Inc.(a)	14,215	321,685
Cars.com, Inc.(a)	5,143	101,934
Eventbrite, Inc., Class A(a)	22,689	216,680
EverQuote, Inc., Class A(a)	5,567	36,186
fuboTV, Inc.(a)	33,004	68,648
Kakaku.com, Inc.	1,300	18,727
Kuaishou Technology(a)(d)	69,900	480,433
Match Group, Inc.(a)	1,504	62,942
Meta Platforms, Inc., Class A(a)	21,842	6,268,217
NAVER Corp.	2,541	355,702
Pinterest, Inc., Class A(a)	895	24,469

Security	Shares	Value

Interactive Media & Services (continued)
QuinStreet, Inc.(a)	12,994	$114,737
REA Group Ltd.	594	57,062
Scout24 SE(d)	315	19,960
SEEK Ltd.	2,441	35,660
Shutterstock, Inc.(b)	10,996	535,175
Snap, Inc., Class A(a)	27,515	325,778
Tencent Holdings Ltd.	220,100	9,332,498
TripAdvisor, Inc.(a)	341	5,623
TrueCar, Inc.(a)	10,229	23,118
Vimeo, Inc.(a)	41,779	172,129
Yelp, Inc.(a)	15,061	548,371
Ziff Davis, Inc.(a)	1,681	117,771
ZipRecruiter, Inc., Class A(a)	8,621	153,109

		35,879,678

IT Services — 0.9%
Akamai Technologies, Inc.(a)	2,623	235,729
Backblaze, Inc., Class A(a)	2,670	11,561
BigBear.ai Holdings, Inc.(a)(b)	16,330	38,376
BigCommerce Holdings, Inc., Series-1(a)	2,823	28,089
Capgemini SE	458	86,719
Cloudflare, Inc., Class A(a)	578	37,784
Coforge Ltd.	2,765	159,405
DigitalOcean Holdings, Inc.(a)	9,046	363,106
DXC Technology Co.(a)	768	20,521
Fastly, Inc., Class A(a)	11,968	188,735
Fujitsu Ltd.	900	116,534
Gartner, Inc.(a)	366	128,213
GoDaddy, Inc., Class A(a)	6,427	482,861
Grid Dynamics Holdings, Inc.(a)	5,570	51,522
Hackett Group, Inc.	6,263	139,978
HCL Technologies Ltd.	31,602	459,415
Infosys Ltd.	103,692	1,688,924
Itochu Techno-Solutions Corp.	3,300	83,622
Kyndryl Holdings, Inc.(a)	676	8,977
Nomura Research Institute Ltd.	2,000	55,255
Obic Co. Ltd.	1,300	208,661
Okta, Inc.(a)	1,316	91,265
Otsuka Corp.	2,400	93,484
Perficient, Inc.(a)	1,131	94,246
Persistent Systems Ltd.	2,424	148,639
Samsung SDS Co. Ltd.	3,843	360,237
SCSK Corp.	6,400	100,717
Squarespace, Inc., Class A(a)	4,430	139,722
Tata Consultancy Services Ltd.	42,576	1,720,382
TIS, Inc.	2,600	65,144
Unisys Corp.(a)	4,314	17,170
VeriSign, Inc.(a)	3,131	707,512
Wix.com Ltd.(a)	925	72,372
Zensar Technologies Ltd.	25,988	123,051

		8,327,928

Leisure Products — 0.1%
BRP, Inc.	289	24,431
Brunswick Corp.(b)	622	53,890
Hasbro, Inc.	679	43,979
MasterCraft Boat Holdings, Inc.(a)	6,179	189,386
Mattel, Inc.(a)	2,664	52,055
Peloton Interactive, Inc., Class A(a)(b)	989	7,605
Sega Sammy Holdings, Inc.	2,500	53,557
Topgolf Callaway Brands Corp.(a)	19,220	381,517

		806,420

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services — 0.9%
AbCellera Biologics, Inc.(a)	23,089	$149,155
Adaptive Biotechnologies Corp.(a)	30,385	203,883
Agilent Technologies, Inc.	19,811	2,382,273
Azenta, Inc.(a)(b)	232	10,830
BioLife Solutions, Inc.(a)(b)	2,338	51,670
Bruker Corp.	693	51,227
Codexis, Inc.(a)	12,501	35,003
CryoPort, Inc.(a)	7,472	128,892
Danaher Corp.(b)	9,235	2,216,400
Eurofins Scientific SE	756	48,042
IQVIA Holdings, Inc.(a)	1,028	231,064
MaxCyte, Inc.(a)	9,828	45,111
Medpace Holdings, Inc.(a)	1,652	396,761
Mettler-Toledo International, Inc.(a)	346	453,827
NanoString Technologies, Inc.(a)	10,508	42,557
Nautilus Biotechnology, Inc.(a)	2,672	10,341
OmniAb, Inc.(a)	2,082	10,472
OmniAb, Inc.(c)	322	—
Pacific Biosciences of California, Inc.(a)	22,369	297,508
Personalis, Inc.(a)	13,965	26,254
Pharmaron Beijing Co. Ltd., Class H(d)	20,700	63,928
PhenomeX, Inc.(a)	14,477	7,094
QIAGEN NV(a)	743	33,457
Quanterix Corp.(a)	2,466	55,608
Quantum-Si, Inc.(a)	5,825	10,427
Sartorius Stedim Biotech	167	41,709
Seer, Inc., Class A(a)	7,416	31,666
Singular Genomics Systems, Inc.(a)	863	716
SomaLogic, Inc.(a)	23,241	53,687
Sotera Health Co.(a)	324	6,104
Thermo Fisher Scientific, Inc.	1,508	786,799
Waters Corp.(a)	471	125,540
West Pharmaceutical Services, Inc.	71	27,155
Wuxi Biologics Cayman, Inc.(a)(d)	55,500	266,736

		8,301,896

Machinery — 2.4%
Aalberts NV	915	38,532
Airtac International Group	14,000	462,681
Alamo Group, Inc.	869	159,818
Albany International Corp., Class A	4,937	460,523
Alstom SA	1,002	29,911
Amada Co. Ltd.	6,500	64,128
Astec Industries, Inc.	6,588	299,359
Atlas Copco AB, B Shares	17,507	218,286
Caterpillar, Inc.	1,467	360,955
Chart Industries, Inc.(a)(b)	2,996	478,731
CIRCOR International, Inc.(a)	2,561	144,568
CNH Industrial NV	2,076	29,894
Columbus McKinnon Corp.	2,218	90,162
Commercial Vehicle Group, Inc.(a)	2,554	28,349
Crane NXT Co.(b)	160	9,030
Cummins India Ltd.	36,386	863,683
Cummins, Inc.	4,919	1,205,942
Deere & Co.	4,962	2,010,553
Dover Corp.	1,280	188,992
Esab Corp.(b)	159	10,580
FANUC Corp.	3,000	105,317
Federal Signal Corp.(b)	7,677	491,558
Flowserve Corp.(b)	435	16,160
Franklin Electric Co., Inc.	11,610	1,194,669
Gates Industrial Corp. PLC(a)	326	4,395

Security	Shares	Value

Machinery (continued)
Gencor Industries, Inc.(a)	4,540	$70,733
Graco, Inc.	915	79,010
HD Hyundai Construction Equipment Co. Ltd.	2,237	146,146
HD Hyundai Infracore Co. Ltd.	24,231	220,946
Hurco Cos., Inc.	1,217	26,348
Illinois Tool Works, Inc.	7,685	1,922,480
John Bean Technologies Corp.	2,488	301,794
Kadant, Inc.(b)	2,202	489,064
Kennametal, Inc.(b)	12,353	350,702
Komatsu Ltd.	3,400	91,963
Kubota Corp.	19,100	279,603
Lindsay Corp.	1,514	180,681
Manitowoc Co., Inc.(a)	10,172	191,539
Mueller Industries, Inc.(b)	5,685	496,187
Oshkosh Corp.	3,486	301,853
Otis Worldwide Corp.(b)	4,800	427,248
RBC Bearings, Inc.(a)	726	157,883
Sandvik AB	12,123	236,692
Shenzhen Inovance Technology Co. Ltd., Class A	28,000	247,985
Shyft Group, Inc.	2,119	46,745
Sinotruk Hong Kong Ltd.	84,500	164,526
Snap-on, Inc.	4,596	1,324,521
SPX Technologies, Inc.(a)	6,101	518,402
Sunonwealth Electric Machine Industry Co. Ltd.	137,000	410,106
Tennant Co.	2,715	220,214
Terex Corp.(b)	10,391	621,694
Timken Co.(b)	2,478	226,811
Titan International, Inc.(a)	5,913	67,881
Trinity Industries, Inc.	14,443	371,330
Volvo AB, B Shares	2,423	50,144
Wabash National Corp.(b)	8,897	228,119
Watts Water Technologies, Inc., Class A(b)	7,054	1,296,031
Westinghouse Air Brake Technologies Corp.	1,454	159,460
Xylem, Inc.	19,096	2,150,592

		23,042,209

Marine Transportation — 0.1%
COSCO SHIPPING Holdings Co. Ltd., Class H	117,500	106,216
Golden Ocean Group Ltd.(b)	8,313	62,763
Matson, Inc.(b)	6,902	536,492
MISC Bhd	70,700	108,551
Precious Shipping PCL, NVDR	449,500	117,906
Sincere Navigation Corp.	142,000	92,073
Wisdom Marine Lines Co. Ltd.	103,000	161,390

		1,185,391

Media — 0.5%
Boston Omaha Corp., Class A(a)	1,149	21,624
Cardlytics, Inc.(a)	3,383	21,381
Cheil Worldwide, Inc.	16,139	222,810
Comcast Corp., Class A	31,014	1,288,632
ComScore, Inc.(a)	13,300	10,773
Cumulus Media, Inc., Class A(a)	3,764	15,432
Emerald Holding, Inc.(a)(b)	7,770	31,857
Entravision Communications Corp., Class A(b)	21,487	94,328
EW Scripps Co., Class A(a)	14,314	130,973
Fox Corp., Class A(b)	47,130	1,602,420
Fox Corp., Class B	775	24,715
Gray Television, Inc.	15,075	118,791
iHeartMedia, Inc., Class A(a)	14,416	52,474
Integral Ad Science Holding Corp.(a)	10,704	192,458
John Wiley & Sons, Inc., Class A(b)	1,065	36,242
Liberty Broadband Corp., Class A(a)	60	4,784

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Liberty Broadband Corp., Class C(a)	310	$24,834
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	20	656
Magnite, Inc.(a)	5,888	80,371
News Corp., Class B	394	7,770
Paramount Global, Class A(b)	26	483
PubMatic, Inc., Class A(a)	5,202	95,092
Sinclair, Inc.	1,224	16,916
TEGNA, Inc.	20,015	325,044
Thryv Holdings, Inc.(a)	10,797	265,606
Townsquare Media, Inc., Class A(b)	5,405	64,373
WideOpenWest, Inc.(a)(b)	9,558	80,669

		4,831,508

Metals & Mining — 1.8%
Alcoa Corp.	2,272	77,089
Alpha Metallurgical Resources, Inc.	304	49,965
Alrosa PJSC(a)(c)	667,929	75
Anglo American Platinum Ltd.	1,726	78,021
Anglo American PLC	29,574	842,920
AngloGold Ashanti Ltd.	9,278	196,390
AngloGold Ashanti Ltd., ADR	2,485	52,409
APL Apollo Tubes Ltd.	22,955	365,853
ArcelorMittal SA(a)	14,064	383,724
Arconic Corp.(a)	8,828	261,132
ATI, Inc.(a)	7,926	350,567
BHP Group Ltd., Class DI	6,562	197,267
BlueScope Steel Ltd.	5,271	72,544
Century Aluminum Co.(a)	4,990	43,513
Cleveland-Cliffs, Inc.(a)	12,902	216,238
Coeur Mining, Inc.(a)	59,608	169,287
Commercial Metals Co.	26,862	1,414,553
Compass Minerals International, Inc.(b)	2,879	97,886
Constellium SE(a)	14,332	246,510
Fortescue Metals Group Ltd.	27,144	402,782
Freeport-McMoRan, Inc.	9,441	377,640
Gerdau SA, ADR(b)	31,710	165,526
Glencore PLC	32,721	185,524
Gold Fields Ltd.	28,048	389,934
Gold Fields Ltd., ADR(b)	11,300	156,279
Grupo Mexico SAB de CV, Series B	219,476	1,056,670
Hecla Mining Co.	46,545	239,707
Hochschild Mining PLC	52,450	47,276
Hyundai Steel Co.	12,059	310,744
i-80 Gold Corp.(a)	17,541	39,467
Impala Platinum Holdings Ltd.	20,697	137,884
Jastrzebska Spolka Weglowa SA(a)	6,076	59,908
JFE Holdings, Inc.	22,900	327,391
Jindal Saw Ltd.	45,688	142,808
Kaiser Aluminum Corp.(b)	3,199	229,176
Kobe Steel Ltd.	15,700	144,613
Materion Corp.	1,850	211,270
Mineral Resources Ltd.	586	28,065
MMC Norilsk Nickel PJSC(c)	651	—
MP Materials Corp.(a)	2,818	64,476
Newcrest Mining Ltd.	7,012	125,083
Newmont Corp.	1,953	83,315
Nippon Steel Corp.	25,000	523,232
Northam Platinum Holdings Ltd.(a)	13,729	91,530
Novagold Resources, Inc.(a)(b)	45,043	179,722
Nucor Corp.(b)	2,302	377,482
Olympic Steel, Inc.(b)	1,395	68,355
Outokumpu OYJ	27,852	149,089

Security	Shares	Value

Metals & Mining (continued)
POSCO Holdings, Inc.	1,261	$373,195
Reliance Steel & Aluminum Co.	507	137,696
Rio Tinto PLC	3,585	227,825
Ryerson Holding Corp.	3,309	143,544
Saudi Arabian Mining Co.(a)	50,698	572,746
Schnitzer Steel Industries, Inc., Class A	7,708	231,163
SeAH Besteel Holdings Corp.	6,950	136,314
Severstal PAO(a)(c)	6,166	1
Sibanye Stillwater Ltd.	193,640	298,657
Southern Copper Corp.	3,804	272,899
SSAB AB, A Shares	9,317	66,298
SSR Mining, Inc.	698	9,898
Steel Dynamics, Inc.	5,434	591,926
SunCoke Energy, Inc.	13,185	103,766
thyssenkrupp AG	15,535	121,677
Tredegar Corp.	4,565	30,449
Tung Ho Steel Enterprise Corp.	58,000	110,806
U.S. Steel Corp.(b)	4,534	113,395
Vale SA	106,326	1,426,059
Vale SA, ADR(b)	40,725	546,529
Warrior Met Coal, Inc.	3,637	141,661
Zijin Mining Group Co. Ltd., Class H(b)	250,000	370,220

		17,457,615

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Arbor Realty Trust, Inc.(b)	39,023	578,321
Ares Commercial Real Estate Corp.(b)	2,190	22,228
Blackstone Mortgage Trust, Inc., Class A(b)	7,316	152,246
Great Ajax Corp.	1,180	7,233
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	14,823	370,575
KKR Real Estate Finance Trust, Inc.(b)	8,965	109,104
Ladder Capital Corp.	28,543	309,692

		1,549,399

Multi-Utilities — 0.2%
Avista Corp.(b)	1,097	43,079
Black Hills Corp.	3,332	200,786
DTE Energy Co.	6,428	707,209
Engie SA	6,852	114,106
National Grid PLC	16,556	219,505
Qatar Electricity & Water Co. QSC	17,862	85,287
Unitil Corp.	2,406	122,008
Veolia Environnement SA	3,127	98,987

		1,590,967

Office REITs — 0.2%
Alexandria Real Estate Equities, Inc.	1,707	193,728
Brandywine Realty Trust(b)	38,128	177,295
Corporate Office Properties Trust(b)	31,527	748,766
Creative Media & Community Trust Corp.(b)	6,228	31,078
Gecina SA	240	25,603
Highwoods Properties, Inc.(b)	352	8,416
Hudson Pacific Properties, Inc.(b)	22,388	94,477
Paramount Group, Inc.(b)	73,146	324,037
Piedmont Office Realty Trust, Inc., Class A	56,558	411,177

		2,014,577

Oil, Gas & Consumable Fuels — 3.5%
Aker BP ASA	4,787	112,310
AKR Corporindo Tbk PT	2,977,900	282,518
APA Corp.	649	22,176
Ardmore Shipping Corp.	15,646	193,228
Bangchak Corp. PCL, NVDR	680,800	702,455

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Berry Corp.	8,774	$60,365
Bharat Petroleum Corp. Ltd.	21,035	93,604
BP PLC	59,823	348,312
California Resources Corp.(b)	3,040	137,682
Callon Petroleum Co.(a)(b)	8,377	293,781
Canadian Natural Resources Ltd.	2,084	117,167
Cheniere Energy, Inc.	2,551	388,670
Chevron Corp.	22,052	3,469,882
China Petroleum & Chemical Corp., Class H	927,400	545,255
Chord Energy Corp.	3,765	579,057
Civitas Resources, Inc.(b)	5,807	402,832
Clean Energy Fuels Corp.(a)	15,836	78,547
Comstock Resources, Inc.(b)	7,610	88,276
ConocoPhillips	23,988	2,485,397
CVR Energy, Inc.(b)	8,384	251,185
Delek U.S. Holdings, Inc.(b)	7,472	178,954
DHT Holdings, Inc.	33,495	285,712
Dorian LPG Ltd.	4,650	119,272
Energy Fuels, Inc.(a)	18,380	114,691
Eni SpA	6,377	91,806
Enviva, Inc.(b)	4,509	48,923
EOG Resources, Inc.	8,444	966,331
Equinor ASA	3,821	111,263
Equitrans Midstream Corp.	34,835	333,023
Evolution Petroleum Corp.(b)	17,086	137,884
Exxon Mobil Corp.	20,654	2,215,141
FLEX LNG Ltd.(a)	1,838	56,114
Gazprom PJSC(c)	123,918	14
Gevo, Inc.(a)	16,985	25,817
Hess Corp.	1,257	170,889
International Seaways, Inc.	2,588	98,965
LUKOIL PJSC(c)	31,813	4
Magnolia Oil & Gas Corp., Class A(b)	38,096	796,206
Marathon Oil Corp.	1,674	38,535
Marathon Petroleum Corp.	3,560	415,096
Matador Resources Co.(b)	15,063	788,096
MOL Hungarian Oil & Gas PLC	11,902	104,207
Murphy Oil Corp.	35,830	1,372,289
Neste OYJ	1,241	47,783
Nordic American Tankers Ltd.	19,898	73,026
Novatek PJSC(c)	33,690	4
Occidental Petroleum Corp.	1,845	108,486
Ovintiv, Inc.(b)	5,649	215,057
PBF Energy, Inc., Class A	12,987	531,688
PDC Energy, Inc.	298	21,200
PetroChina Co. Ltd., Class H	2,427,700	1,685,692
Petronas Dagangan Bhd	14,700	69,918
Phillips 66	6,832	651,636
Pioneer Natural Resources Co.(b)	806	166,987
Polski Koncern Naftowy ORLEN SA	45,529	721,621
PTT Exploration & Production PCL, NVDR	257,700	1,091,918
Rabigh Refining & Petrochemical Co.(a)	60,656	187,479
Raizen SA, Preference Shares	89,370	82,124
Reliance Industries Ltd.	79,756	2,486,081
Repsol SA	2,419	35,182
REX American Resources Corp.(a)	823	28,649
Saudi Arabian Oil Co.(d)	91,397	791,685
Scorpio Tankers, Inc.	7,045	332,735
SFL Corp. Ltd.(b)	12,865	120,030
Shell PLC	21,147	630,850
SM Energy Co.	31,079	983,029
Southwestern Energy Co.(a)	16,928	101,737

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Corp.	4,225	$321,522
Tatneft PJSC(c)	79,242	9
Teekay Corp.(a)	5,348	32,302
Teekay Tankers Ltd., Class A	2,785	106,471
Texas Pacific Land Corp.	67	88,206
TotalEnergies SE	7,745	444,599
Ultrapar Participacoes SA	29,646	116,957
Ur-Energy, Inc.(a)	12,570	13,199
Valero Energy Corp.	9,311	1,092,180
Williams Cos., Inc.	4,292	140,048
World Kinect Corp.	15,148	313,261

		32,955,282

Passenger Airlines — 0.3%
Alaska Air Group, Inc.(a)	423	22,495
Allegiant Travel Co.(a)	930	117,440
American Airlines Group, Inc.(a)(b)	8,720	156,437
Blade Air Mobility, Inc.(a)	6,122	24,121
Copa Holdings SA, Class A	142	15,702
Delta Air Lines, Inc.(a)	13,521	642,788
Hawaiian Holdings, Inc.(a)(b)	20,956	225,696
Qantas Airways Ltd.(a)	22,943	95,078
SkyWest, Inc.(a)	9,407	383,053
Southwest Airlines Co.(b)	9,936	359,783
Spirit Airlines, Inc.(b)	8,953	153,634
Sun Country Airlines Holdings, Inc.(a)	3,467	77,938
United Airlines Holdings, Inc.(a)(b)	4,924	270,180

		2,544,345

Personal Care Products — 0.4%
Amorepacific Corp.	5,110	380,365
AMOREPACIFIC Group	14,153	283,655
BellRing Brands, Inc.(a)	8,180	299,388
Cosmax, Inc.(a)	2,387	169,041
elf Beauty, Inc.(a)	7,357	840,390
Estee Lauder Cos., Inc., Class A	809	158,871
Inter Parfums, Inc.	425	57,473
Kao Corp.(b)	2,600	94,354
Kobayashi Pharmaceutical Co. Ltd.	900	48,936
LG H&H Co. Ltd.	447	156,211
L’Oreal SA	961	448,284
Natural Health Trends Corp.	3	16
Nature’s Sunshine Products, Inc.(a)	2,873	39,217
Olaplex Holdings, Inc.(a)	277	1,030
Unilever PLC	8,840	460,336
USANA Health Sciences, Inc.(a)	1,185	74,702

		3,512,269

Pharmaceuticals — 2.2%
Aclaris Therapeutics, Inc.(a)	4,744	49,195
Amneal Pharmaceuticals, Inc.(a)	13,679	42,405
Amphastar Pharmaceuticals, Inc.(a)	2,634	151,376
ANI Pharmaceuticals, Inc.(a)	971	52,269
Arvinas, Inc.(a)	8,608	213,651
Assertio Holdings, Inc.(a)(b)	7,830	42,439
Astellas Pharma, Inc.	7,700	114,672
AstraZeneca PLC	4,608	660,576
Atea Pharmaceuticals, Inc.(a)	13,898	51,979
Axsome Therapeutics, Inc.(a)	1,164	83,645
Bristol-Myers Squibb Co.	54,653	3,495,059
China Medical System Holdings Ltd.	78,000	127,269
Chugai Pharmaceutical Co. Ltd.	1,800	51,262
Collegium Pharmaceutical, Inc.(a)	8,309	178,560
Corcept Therapeutics, Inc.(a)	17,203	382,767

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
CSPC Pharmaceutical Group Ltd.	405,520	$352,915
Daewoong Pharmaceutical Co. Ltd.	1,731	126,785
Daiichi Sankyo Co. Ltd.	7,400	235,130
DICE Therapeutics, Inc.(a)	2,378	110,482
Dong-E-E-Jiao Co. Ltd., Class A	61,900	455,653
Dr Reddy’s Laboratories Ltd.	1,849	116,450
Eisai Co. Ltd.	900	60,997
Eli Lilly & Co.	5,375	2,520,768
Endo International PLC(a)	21,487	376
Evolus, Inc.(a)	8,574	62,333
GSK PLC	12,860	227,912
Hanmi Pharm Co. Ltd.	301	70,721
Harmony Biosciences Holdings, Inc.(a)	6,483	228,137
Hikma Pharmaceuticals PLC	1,233	29,672
Innoviva, Inc.(a)	2,064	26,275
Intra-Cellular Therapies, Inc.(a)	8,131	514,855
Ipca Laboratories Ltd.	6,345	57,514
Ipsen SA	263	31,659
Jazz Pharmaceuticals PLC(a)	147	18,224
Johnson & Johnson	9,770	1,617,130
Kyowa Kirin Co. Ltd.	1,300	24,096
Lannett Co., Inc.(a)(b)(c)	2,344	—
Ligand Pharmaceuticals, Inc.(a)	2,325	167,633
Mega Lifesciences PCL, NVDR	189,700	200,913
Merck & Co., Inc.	4,276	493,408
Merck KGaA	193	31,947
Mind Medicine MindMed, Inc.(a)	1,006	3,591
Nektar Therapeutics(a)	37,541	21,594
NGM Biopharmaceuticals, Inc.(a)	11,888	30,790
Novartis AG, Registered Shares	8,099	816,536
Novo Nordisk A/S, Class B	6,420	1,037,085
Nuvation Bio, Inc.(a)	18,061	32,510
Omeros Corp.(a)	4,536	24,676
Ono Pharmaceutical Co. Ltd.	1,600	28,869
Organon & Co.	832	17,314
Otsuka Holdings Co. Ltd.	2,100	77,031
Pacira BioSciences, Inc.(a)	8,369	335,346
Pfizer, Inc.	23,011	844,043
Phibro Animal Health Corp., Class A	6,136	84,063
Prestige Consumer Healthcare, Inc.(a)	11,902	707,336
Reata Pharmaceuticals, Inc., Class A(a)	1,314	133,975
Revance Therapeutics, Inc.(a)	7,408	187,496
Roche Holding AG	1,229	375,423
Royalty Pharma PLC, Class A	1,258	38,671
Sanofi	3,619	389,606
Scilex Holding Co., (Acquired 01/06/23, Cost: $100,430)(e)	9,583	52,443
Shionogi & Co. Ltd.	5,400	227,769
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	72,000	293,950
Simcere Pharmaceutical Group Ltd.(d)	69,000	68,628
Sun Pharmaceutical Industries Ltd.	5,730	73,516
Supernus Pharmaceuticals, Inc.(a)	17,081	513,455
Takeda Pharmaceutical Co. Ltd.	4,400	138,259
Tarsus Pharmaceuticals, Inc.(a)	4,287	77,466
Teva Pharmaceutical Industries Ltd., ADR(a)	3,996	30,090
TherapeuticsMD, Inc.(a)	745	3,069
Theravance Biopharma, Inc.(a)	4,402	45,561
Xeris Biopharma Holdings, Inc.(a)	14,566	38,163

Security	Shares	Value

Pharmaceuticals (continued)
Zoetis, Inc.(b)	2,535	$436,552
Zydus Lifesciences Ltd.	61,365	436,724

		21,100,709

Professional Services — 0.9%
Alight, Inc., Class A(a)	6,294	58,157
ASGN, Inc.(a)	5,002	378,301
Automatic Data Processing, Inc.	98	21,539
BlackSky Technology, Inc.(a)(b)	16,725	37,130
CACI International, Inc., Class A(a)	78	26,586
Conduent, Inc.(a)	17,337	58,946
CoStar Group, Inc.(a)	1,923	171,147
CSG Systems International, Inc.	6,734	355,151
Dun & Bradstreet Holdings, Inc.(b)	549	6,352
ExlService Holdings, Inc.(a)	7,587	1,146,092
Exponent, Inc.	6,804	634,949
Firstsource Solutions Ltd.	68,496	106,657
FiscalNote Holdings, Inc.(a)(b)	9,095	33,106
Franklin Covey Co.(a)	3,729	162,883
Genpact Ltd.	34,038	1,278,808
Huron Consulting Group, Inc.(a)	1,470	124,818
IBEX Holdings Ltd.(a)	923	19,595
Insperity, Inc.(b)	15,351	1,826,155
KBR, Inc.	5,639	366,873
Kelly Services, Inc., Class A	7,477	131,670
Kforce, Inc.(b)	4,287	268,623
Korn Ferry	1,325	65,641
L&T Technology Services Ltd.(d)	3,271	156,943
Legalzoom.com, Inc.(a)	8,350	100,868
Leidos Holdings, Inc.	1,320	116,794
Mistras Group, Inc.(a)	5,359	41,371
Paycor HCM, Inc.(a)(b)	155	3,669
Paylocity Holding Corp.(a)(b)	598	110,349
Recruit Holdings Co. Ltd.	4,200	134,044
RELX PLC	2,889	96,379
Teleperformance	169	28,350
Thomson Reuters Corp.	701	94,645
TTEC Holdings, Inc.	2,508	84,871
Upwork, Inc.(a)	10,629	99,275
Verisk Analytics, Inc.	216	48,822
Wolters Kluwer NV	965	122,529

		8,518,088

Real Estate Management & Development — 0.3%
Aldar Properties PJSC	104,588	146,275
A-Living Smart City Services Co. Ltd., Class H(d)	132,250	85,319
Altisource Portfolio Solutions SA(a)(b)	3,960	22,572
Anywhere Real Estate, Inc.(a)	12,891	86,112
China Resources Land Ltd.	100,000	425,566
China Vanke Co. Ltd., Class H	131,200	176,740
CIFI Ever Sunshine Services Group Ltd.(c)	122,000	35,528
CK Asset Holdings Ltd.	10,500	58,346
Compass, Inc., Class A(a)	19,884	69,594
Emaar Properties PJSC	118,183	207,733
eXp World Holdings, Inc.	6,544	132,712
Howard Hughes Corp.(a)	123	9,707
KE Holdings, Inc., ADR(a)	18,241	270,879
Marcus & Millichap, Inc.(b)	3,840	120,999
Opendoor Technologies, Inc.(a)	82,173	330,336
Poly Property Services Co. Ltd., Class H	38,800	188,638
Redfin Corp.(a)	8,830	109,669

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
RMR Group, Inc., Class A	8,587	$198,961
SM Prime Holdings, Inc.	264,700	157,969
Sun Hung Kai Properties Ltd.	7,000	88,442
Wharf Real Estate Investment Co. Ltd.	9,000	45,156
Zillow Group, Inc., Class A(a)	191	9,397
Zillow Group, Inc., Class C(a)	635	31,915

		3,008,565

Residential REITs — 0.3%
Bluerock Homes Trust, Inc.(a)	125	2,018
Clipper Realty, Inc.	11,657	66,095
Elme Communities	7,061	116,083
Equity Residential	23,153	1,527,404
Independence Realty Trust, Inc.(b)	41,210	750,846
Invitation Homes, Inc.	5,681	195,426
NexPoint Residential Trust, Inc.	6,766	307,718
UMH Properties, Inc.(b)	17,335	277,013

		3,242,603

Retail REITs — 0.4%
Acadia Realty Trust(b)	20,818	299,571
Brixmor Property Group, Inc.	3,994	87,868
Getty Realty Corp.(b)	4,069	137,614
InvenTrust Properties Corp.	2,108	48,779
Kimco Realty Corp.	7,445	146,815
Kite Realty Group Trust(b)	37,081	828,390
Link REIT	8,680	48,323
Macerich Co.(b)	16,168	182,213
Pennsylvania Real Estate Investment Trust(a)(b)	1,203	710
Retail Opportunity Investments Corp.	3,967	53,594
RPT Realty	27,382	286,142
Simon Property Group, Inc.	10,949	1,264,390
Tanger Factory Outlet Centers, Inc.(b)	6,582	145,265

		3,529,674

Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc.(a)	3,467	394,926
Advantest Corp.	300	40,405
Aehr Test Systems(a)(b)	1,059	43,684
Ambarella, Inc.(a)	5,001	418,434
Amkor Technology, Inc.(b)	18,371	546,537
Applied Materials, Inc.	21,013	3,037,219
ASMedia Technology, Inc.	4,000	135,497
ASML Holding NV	1,031	747,814
Axcelis Technologies, Inc.(a)	5,630	1,032,148
Broadcom, Inc.	1,094	948,968
Diodes, Inc.(a)	5,552	513,504
Elan Microelectronics Corp.	100,000	327,021
FormFactor, Inc.(a)	11,766	402,632
Global Mixed Mode Technology, Inc.	25,000	156,744
Infineon Technologies AG	8,175	336,665
Intel Corp.	61,385	2,052,714
inTEST Corp.(a)	2,941	77,231
King Yuan Electronics Co. Ltd.	129,000	236,823
KLA Corp.	632	306,533
Kulicke & Soffa Industries, Inc.(b)	5,202	309,259
Lam Research Corp.	851	547,074
Lattice Semiconductor Corp.(a)	9,259	889,512
LONGi Green Energy Technology Co. Ltd., Class A	128,700	508,812
Macronix International Co. Ltd.	94,000	99,118
Maxeon Solar Technologies Ltd.(a)	1,986	55,926
MaxLinear, Inc.(a)	23,687	747,562
MediaTek, Inc.	60,000	1,328,150

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.(b)	6,772	$606,703
Micron Technology, Inc.	15,631	986,472
NAURA Technology Group Co. Ltd., Class A	2,900	127,224
Novatek Microelectronics Corp.	34,000	466,826
NVIDIA Corp.	25,351	10,723,980
NXP Semiconductors NV	3,433	702,666
Onto Innovation, Inc.(a)	4,029	469,258
PDF Solutions, Inc.(a)	1,848	83,345
Phison Electronics Corp.	10,000	132,126
Photronics, Inc.(a)	9,248	238,506
Power Integrations, Inc.(b)	4,931	466,818
Qorvo, Inc.(a)	298	30,405
QUALCOMM, Inc.	7,867	936,488
Radiant Opto-Electronics Corp.	54,000	191,180
Rambus, Inc.(a)	9,763	626,492
Realtek Semiconductor Corp.	32,000	398,996
Renesas Electronics Corp.(a)	5,300	100,023
Semtech Corp.(a)	10,236	260,608
Shenzhen SC New Energy Technology Corp., Class A	17,900	277,244
Silicon Laboratories, Inc.(a)	4,631	730,494
SiTime Corp.(a)(b)	496	58,513
SK Hynix, Inc.	11,522	1,012,373
STMicroelectronics NV	427	21,296
Synaptics, Inc.(a)	6,947	593,135
Taiwan Semiconductor Manufacturing Co. Ltd.	744,000	13,744,147
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(b)	1,164	117,471
Teradyne, Inc.	889	98,972
Tokyo Electron Ltd.	3,400	489,697
Tongwei Co. Ltd., Class A	16,900	79,760
Tower Semiconductor Ltd.(a)	629	23,235
United Microelectronics Corp.	298,000	468,221
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	49,900	488,413

		51,991,999

Software — 6.0%
8x8, Inc.(a)	22,602	95,606
A10 Networks, Inc.	12,940	188,795
ACI Worldwide, Inc.(a)	14,259	330,381
Adobe, Inc.(a)	5,409	2,644,947
Agilysys, Inc.(a)	1,132	77,700
Alarm.com Holdings, Inc.(a)	8,608	444,861
Altair Engineering, Inc., Class A(a)(b)	905	68,635
Alteryx, Inc., Class A(a)	195	8,853
ANSYS, Inc.(a)	1,101	363,627
Appfolio, Inc., Class A(a)	2,675	460,474
Asana, Inc., Class A(a)	9,577	211,077
Atlassian Corp., Class A(a)	699	117,299
Aurora Innovation, Inc.(a)	32,530	95,638
Autodesk, Inc.(a)	3,719	760,945
Birlasoft Ltd.	21,896	96,234
Bit Digital, Inc.(a)(b)	21,900	88,914
Blackbaud, Inc.(a)	4,579	325,933
Blackline, Inc.(a)	8,490	456,932
Box, Inc., Class A(a)	20,724	608,871
C3.ai, Inc., Class A(a)(b)	3,354	122,186
Cadence Design Systems, Inc.(a)	3,228	757,031
Cerence, Inc.(a)	3,743	109,408
Check Point Software Technologies Ltd.(a)	1,450	182,149
Cleanspark, Inc.(a)	12,021	51,570

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Clear Secure, Inc., Class A(b)	6,893	$159,711
CommVault Systems, Inc.(a)	6,399	464,695
Crowdstrike Holdings, Inc., Class A(a)	2,007	294,768
CS Disco, Inc.(a)	1,674	13,760
CyberArk Software Ltd.(a)	273	42,678
Dassault Systemes SE	2,999	132,889
Descartes Systems Group, Inc.(a)	504	40,373
DocuSign, Inc.(a)	2,216	113,215
Domo, Inc., Class B(a)	6,925	101,521
DoubleVerify Holdings, Inc.(a)	200	7,784
Dropbox, Inc., Class A(a)	49,349	1,316,138
Dynatrace, Inc.(a)	746	38,397
EngageSmart, Inc.(a)	16,644	317,734
Everbridge, Inc.(a)	10,925	293,882
Expensify, Inc., Class A(a)	7,251	57,863
Fair Isaac Corp.(a)	327	264,612
Fortinet, Inc.(a)(b)	16,502	1,247,386
Informatica, Inc., Class A(a)	115	2,128
Intapp, Inc.(a)	2,547	106,745
InterDigital, Inc.(b)	413	39,875
Intuit, Inc.	1,404	643,299
Kingdee International Software Group Co. Ltd.(a)	90,000	120,855
LivePerson, Inc.(a)	21,974	99,322
LiveRamp Holdings, Inc.(a)	8,124	232,021
Manhattan Associates, Inc.(a)	11,094	2,217,469
Marathon Digital Holdings, Inc.(a)(b)	8,925	123,701
Marin Software, Inc.(a)	1,610	950
Matterport, Inc.(a)	15,825	49,849
Microsoft Corp.	73,284	24,956,133
MicroStrategy, Inc., Class A(a)(b)	826	282,839
Model N, Inc.(a)	8,186	289,457
N-able, Inc.(a)	5,363	77,281
nCino, Inc.(a)(b)	192	5,783
NCR Corp.(a)	1,156	29,131
Nemetschek SE	342	25,533
New Relic, Inc.(a)	176	11,517
Nice Ltd.(a)	302	62,157
Nutanix, Inc., Class A(a)	1,436	40,280
Oracle Corp.	3,430	408,479
Oracle Corp. Japan	1,300	96,686
PagerDuty, Inc.(a)	9,713	218,348
Palo Alto Networks, Inc.(a)	2,583	659,982
Pegasystems, Inc.(b)	136	6,705
PROS Holdings, Inc.(a)	9,416	290,013
PTC, Inc.(a)	464	66,027
Q2 Holdings, Inc.(a)	19,457	601,221
Qualys, Inc.(a)	3,763	486,067
Rapid7, Inc.(a)	11,493	520,403
RingCentral, Inc., Class A(a)(b)	9,136	299,021
Riot Platforms, Inc.(a)(b)	10,077	119,110
Roper Technologies, Inc.	527	253,382
Sage Group PLC	5,395	63,375
Salesforce, Inc.(a)	10,578	2,234,708
SAP SE	1,612	220,211
Sapiens International Corp. NV	2,080	55,328
SEMrush Holdings, Inc., Class A(a)	10,307	98,638
ServiceNow, Inc.(a)	1,401	787,320
SolarWinds Corp.(a)	2,322	23,824
SoundHound AI, Inc., Class A(a)	14,122	64,255
Splunk, Inc.(a)	5,045	535,224
Sprout Social, Inc., Class A(a)(b)	5,483	253,095
SPS Commerce, Inc.(a)	2,704	519,330

Security	Shares	Value

Software (continued)
Synchronoss Technologies, Inc.(a)	11,580	$10,759
Synopsys, Inc.(a)	2,204	959,644
Tenable Holdings, Inc.(a)	12,362	538,365
Teradata Corp.(a)	12,592	672,539
Unity Software, Inc.(a)(b)	1,128	48,978
Upland Software, Inc.(a)	8,112	29,203
Varonis Systems, Inc.(a)	19,960	531,934
Verint Systems, Inc.(a)	10,010	350,951
Vertex, Inc., Class A(a)	2,512	48,984
Viant Technology, Inc., Class A(a)	1,855	8,552
VMware, Inc., Class A(a)	1,846	265,252
WiseTech Global Ltd.	1,142	61,255
Workday, Inc., Class A(a)	248	56,021
Workiva, Inc.(a)	4,485	455,945
Xero Ltd.(a)	603	48,312
Yext, Inc.(a)	13,455	152,176
Zeta Global Holdings Corp., Class A(a)(b)	8,813	75,263
Zoom Video Communications, Inc., Class A(a)	5,324	361,393
Zuora, Inc., Class A(a)	21,073	231,171

		56,779,246

Specialized REITs — 0.2%
EPR Properties(b)	254	11,887
Life Storage, Inc.	276	36,697
Outfront Media, Inc.(b)	43,706	687,058
Rayonier, Inc.	487	15,292
SBA Communications Corp.	6,052	1,402,612

		2,153,546

Specialty Retail — 2.1%
1-800-Flowers.com, Inc., Class A(a)	16,708	130,322
Aaron’s Co., Inc.	10,833	153,179
Abercrombie & Fitch Co., Class A(a)	6,494	244,694
Academy Sports & Outdoors, Inc.	2,412	130,369
Ace Hardware Indonesia Tbk PT	3,899,000	175,543
American Eagle Outfitters, Inc.(b)	22,320	263,376
Arko Corp.	1,624	12,911
Asbury Automotive Group, Inc.(a)(b)	2,165	520,509
AutoNation, Inc.(a)	5,772	950,129
AutoZone, Inc.(a)	188	468,752
Best Buy Co., Inc.(b)	5,426	444,661
Burlington Stores, Inc.(a)	885	139,290
CarMax, Inc.(a)(b)	1,099	91,986
CarParts.com, Inc.(a)(b)	14,266	60,631
Carvana Co.(a)(b)	342	8,865
Cava Group, Inc.	2,810	115,069
Chewy, Inc., Class A(a)(b)	3,250	128,277
Chico’s FAS, Inc.(a)	30,103	161,051
China Yongda Automobiles Services Holdings Ltd.	274,000	138,217
Citi Trends, Inc.(a)	1,376	24,300
Conn’s, Inc.(a)	6,033	22,322
Container Store Group, Inc.(a)	5,350	16,799
Dufry AG, Registered Shares(a)	3,891	177,476
Fast Retailing Co. Ltd.	300	76,942
Five Below, Inc.(a)	3,009	591,389
Foot Locker, Inc.(b)	8,298	224,959
Gap, Inc.(b)	648	5,787
Group 1 Automotive, Inc.(b)	3,469	895,349
Guess?, Inc.	4,804	93,438
Haverty Furniture Cos., Inc.	1,389	41,976
Home Depot, Inc.	12,123	3,765,889
Home Product Center PCL, NVDR	1,153,700	456,590
Industria de Diseno Textil SA	1,402	54,380
JB Hi-Fi Ltd.(b)	5,186	151,777

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
JD Sports Fashion PLC	10,049	$18,667
Kingfisher PLC	7,173	21,141
Lands’ End, Inc.(a)	1,079	8,373
Lithia Motors, Inc.	91	27,674
Lowe’s Cos., Inc.	4,826	1,089,228
Murphy USA, Inc.(b)	3,152	980,619
National Vision Holdings, Inc.(a)(b)	6,452	156,719
ODP Corp.(a)	4,927	230,682
O’Reilly Automotive, Inc.(a)	1,209	1,154,958
Overstock.com, Inc.(a)	10,548	343,548
Penske Automotive Group, Inc.(b)	2,290	381,583
Petco Health & Wellness Co., Inc.(a)	190	1,691
Revolve Group, Inc.(a)(b)	17,521	287,344
RH(a)	166	54,712
Sally Beauty Holdings, Inc.(a)	6,809	84,091
Shift Technologies, Inc.(a)	304	660
Signet Jewelers Ltd.(b)	3,690	240,809
Sleep Number Corp.(a)	3,416	93,188
Sonic Automotive, Inc., Class A(b)	3,280	156,358
Stitch Fix, Inc., Class A(a)	24,087	92,735
TJX Cos., Inc.	25,746	2,183,003
Truworths International Ltd.	104,182	313,300
Upbound Group, Inc., Class A(b)	4,701	146,342
Urban Outfitters, Inc.(a)	15,495	513,349
Victoria’s Secret & Co.(a)(b)	256	4,462
Warby Parker, Inc., Class A(a)	15,121	176,764
Wayfair, Inc., Class A(a)	776	50,448
Winmark Corp.	499	165,903
Zalando SE(a)(d)	1,379	39,769
Zhongsheng Group Holdings Ltd.	53,000	203,461
Zumiez, Inc.(a)	6,036	100,560

		20,259,345

Technology Hardware, Storage & Peripherals — 4.7%
Advantech Co. Ltd.	23,000	302,811
Apple, Inc.	136,145	26,408,046
Avid Technology, Inc.(a)	3,873	98,761
Chicony Electronics Co. Ltd.	18,000	56,701
Dell Technologies, Inc., Class C(b)	7,757	419,731
Ennoconn Corp.	19,000	167,102
FUJIFILM Holdings Corp.	3,700	220,458
Getac Holdings Corp.	139,000	299,311
Hewlett Packard Enterprise Co.	117,957	1,981,678
HP, Inc.	26,884	825,608
Konica Minolta, Inc.	5,700	19,794
Lenovo Group Ltd.	338,000	354,182
Quanta Computer, Inc.	272,000	1,328,411
Samsung Electronics Co. Ltd.	166,281	9,155,969
Samsung Electronics Co. Ltd., GDR, Registered Shares	256	354,873
Seagate Technology Holdings PLC	297	18,375
Super Micro Computer, Inc.(a)	4,567	1,138,325
Western Digital Corp.(a)	1,725	65,429
Xerox Holdings Corp.(b)	15,264	227,281
Xiaomi Corp., Class B(a)(d)	471,800	648,693

		44,091,539

Textiles, Apparel & Luxury Goods — 0.9%
ANTA Sports Products Ltd.	135,200	1,389,305
Bosideng International Holdings Ltd.	318,000	134,330
Capri Holdings Ltd.(a)	419	15,038
Carter’s, Inc.(b)	125	9,075

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Cie Financiere Richemont SA, Class A, Registered Shares	1,744	$296,250
Crocs, Inc.(a)	5,540	622,918
Culp, Inc.(a)	3,408	16,938
Ermenegildo Zegna NV	8,445	107,083
Figs, Inc., Class A(a)	8,728	72,181
Fossil Group, Inc.(a)	10,184	26,173
Hansae Co. Ltd.	5,803	94,941
Hermes International	62	134,771
Kering SA	148	81,725
Kontoor Brands, Inc.	1,253	52,751
Li Ning Co. Ltd.	14,500	77,996
LPP SA	27	93,072
Lululemon Athletica, Inc.(a)	3,731	1,412,183
LVMH Moet Hennessy Louis Vuitton SE	667	628,922
Makalot Industrial Co. Ltd.	119,000	1,157,311
Moncler SpA	614	42,481
NIKE, Inc., Class B	10,202	1,125,995
Oxford Industries, Inc.(b)	2,137	210,324
Shenzhou International Group Holdings Ltd.	16,500	158,474
Skechers USA, Inc., Class A(a)	447	23,539
Tapestry, Inc.	809	34,625
Under Armour, Inc., Class A(a)	617	4,455
Under Armour, Inc., Class C(a)	626	4,200
Unifi, Inc.(a)	3,363	27,139
VF Corp.	8,857	169,080
Youngone Corp.	2,226	109,309

		8,332,584

Tobacco — 0.1%
British American Tobacco PLC	6,405	212,809
Imperial Brands PLC	3,549	78,555
ITC Ltd.	122,346	674,618
Turning Point Brands, Inc.	2,708	65,019

		1,031,001

Trading Companies & Distributors — 1.1%
Adani Enterprises Ltd.	4,941	144,345
AerCap Holdings NV(a)	1,386	88,039
Applied Industrial Technologies, Inc.(b)	5,540	802,358
Ashtead Group PLC	1,334	92,487
Beacon Roofing Supply, Inc.(a)	527	43,730
Boise Cascade Co.	4,701	424,735
Core & Main, Inc., Class A(a)(b)	193	6,049
Fastenal Co.	1,591	93,853
GATX Corp.(b)	6,705	863,202
Global Industrial Co.	4,771	132,491
GMS, Inc.(a)	8,385	580,242
H&E Equipment Services, Inc.	6,720	307,440
Herc Holdings, Inc.	9,088	1,243,693
ITOCHU Corp.	10,600	421,048
Karat Packaging, Inc.	3,924	71,613
McGrath RentCorp	6,072	561,539
Mitsubishi Corp.	4,800	232,065
MRC Global, Inc.(a)	16,427	165,420
NOW, Inc.(a)	16,741	173,437
Rush Enterprises, Inc., Class A	15,851	962,790
Sojitz Corp.	900	19,917
Titan Machinery, Inc.(a)	4,581	135,139
Transcat, Inc.(a)	310	26,446
United Rentals, Inc.	442	196,854

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
W.W.Grainger, Inc.	3,299	$2,601,558
WESCO International, Inc.(b)	153	27,396

		10,417,886

Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd.	15,261	137,874
Aena SME SA(d)	519	83,998
Aeroports de Paris	465	66,817
Getlink SE	1,653	28,130
International Container Terminal Services, Inc.	62,830	232,059
Malaysia Airports Holdings Bhd	79,000	116,547

		665,425

Water Utilities — 0.1%
California Water Service Group(b)	4,719	243,642
Cia de Saneamento de Minas Gerais Copasa MG	99,510	439,547
Consolidated Water Co. Ltd.	1,260	30,530
Severn Trent PLC	2,583	84,206
United Utilities Group PLC	6,343	77,559

		875,484

Wireless Telecommunication Services — 0.2%
Axiata Group Bhd	164,700	93,670
Bharti Airtel Ltd.	9,722	104,285
Maxis Bhd	99,000	87,066
MTN Group Ltd.	39,373	289,287
SK Telecom Co. Ltd.	21,629	765,358
Telephone and Data Systems, Inc.(b)	16,943	139,441
U.S. Cellular Corp.(a)(b)	2,414	42,559

		1,521,666

Total Common Stocks — 86.5% (Cost: $712,617,424)		819,294,932

Preferred Securities

Preferred Stocks — 0.4%

Automobiles — 0.0%
Dr Ing hc F Porsche AG(d)	217	26,958
Porsche Automobil Holding SE	808	48,698
Volkswagen AG	3,109	418,075

		493,731

Banks — 0.0%
Itau Unibanco Holding SA	31,831	188,931

Chemicals — 0.1%
Braskem SA, Class A(a)	94,766	551,393

Electric Utilities — 0.0%
Cia Energetica de Minas Gerais	45,073	121,056

Security	Shares	Value

Entertainment — 0.0%
AMC Entertainment Holdings, Inc.(a)(b)	1,897	$3,301

Metals & Mining — 0.1%
Usinas Siderurgicas de Minas Gerais S/A Usiminas	365,812	540,138

Oil, Gas & Consumable Fuels — 0.2%
Petroleo Brasileiro SA	283,539	1,748,654

Real Estate Management & Development — 0.0%
Brookfield Property Preferred LP, 07/26/81(a)	7	109

Trading Companies & Distributors — 0.0%
WESCO International, Inc., Series A(a)(f)	1,463	39,091

		3,686,404

Total Preferred Securities — 0.4% (Cost: $2,989,823)		3,686,404

Rights

Biotechnology — 0.0%
Albireo Pharma, Inc.(c)	1,592	4,999
Catalyst(c)	6,436	852
Prevail Therapeutics, Inc.(c)	1,105	552
Radius Health, Inc.	2,221	178

		6,581

Consumer Staples Distribution & Retail — 0.0%
Akouos, Inc.	1,837	1,451

Health Care Equipment & Supplies — 0.0%
Abiomed, Inc.(c)	134	378

Metals & Mining — 0.0%
Pan American Silver Corp.(a)	16,660	8,498

Paper & Forest Products — 0.0%
Resolute Forest Products, Inc.(c)	3,951	5,769

Pharmaceuticals — 0.0%
Concentra Biosciences, LLC	3,637	109
Flexion Therapeutics(c)	3,275	1,703

		1,812

Total Rights — 0.0% (Cost: $16,953)		24,489

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Warrants

Oil, Gas & Consumable Fuels — 0.0%
Occidental Petroleum Corp., (Issued 07/06/20, Exercisable 08/03/20, 1 Share for 1 Warrant, Expires 08/03/27, Strike Price USD 22.00)(a)	365	$13,622

Total Warrants — 0.0% (Cost: $1,792)		13,622

Total Long-Term Investments — 86.9% (Cost: $715,625,992)		823,019,447

Short-Term Securities

Money Market Funds — 19.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(g)(h)(i)	67,570,517	67,584,031
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(g)(h)	115,165,408	115,165,407

Total Short-Term Securities — 19.3% (Cost: $182,730,071)		182,749,438

Total Investments — 106.2% (Cost: $898,356,063)		1,005,768,885
Liabilities in Excess of Other Assets — (6.2)%		(58,439,612)

Net Assets — 100.0%		$947,329,273

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Restricted security as to resale, excluding 144A securities. The Master Portfolio held restricted securities with a current value of $52,443, representing less than 0.05% of its net assets as of period end, and an original cost of $100,430.

(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Affiliate of the Master Portfolio.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$47,953,300	$19,641,020	(a)	$—	$(4,292)	$(5,997)	$67,584,031	67,570,517	$125,659	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	42,893,581	72,271,826	(a)	—	—	—	115,165,407	115,165,408	2,596,951		—

					$(4,292)	$(5,997)	$182,749,438		$2,722,610		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	97	09/15/23	$4,840	$(42,301)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts (continued)
Russell 2000 E-Mini Index	16	09/15/23	$1,523	$45,988
S&P 500 E-Mini Index	188	09/15/23	42,190	1,276,227

				1,279,914

Short Contracts
MSCI EAFE Index	13	09/15/23	1,401	(11,151)
MSCI Emerging Markets Index	408	09/15/23	20,357	624,784
Russell 2000 E-Mini Index	201	09/15/23	19,132	(170,920)

				442,713

				$1,722,627

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	282,000	USD	317,365	Toronto-Dominion Bank	09/20/23	$248
EUR	418,000	USD	452,689	Bank of America N.A.	09/20/23	5,177
EUR	1,407,000	USD	1,523,449	Goldman Sachs International	09/20/23	17,740
USD	474,580	AUD	704,000	Bank of America N.A.	09/20/23	4,598
USD	370,654	EUR	337,000	Toronto-Dominion Bank	09/20/23	1,513
USD	779,974	JPY	107,545,000	Bank of America N.A.	09/20/23	25,724
USD	955,634	JPY	131,244,000	Bank of America N.A.	09/20/23	35,175

						90,175

AUD	510,000	USD	342,010	Toronto-Dominion Bank	09/20/23	(1,541)
EUR	353,000	USD	388,136	Toronto-Dominion Bank	09/20/23	(1,469)
GBP	222,000	USD	283,007	Toronto-Dominion Bank	09/20/23	(1,008)
JPY	120,281,000	USD	875,418	Toronto-Dominion Bank	09/20/23	(31,846)
NZD	586,000	USD	361,664	Toronto-Dominion Bank	09/20/23	(2,152)
SEK	2,987,000	USD	279,716	Toronto-Dominion Bank	09/20/23	(1,751)
SGD	138,000	USD	103,037	Barclays Bank PLC	09/20/23	(701)
SGD	455,000	USD	338,496	Toronto-Dominion Bank	09/20/23	(1,084)
USD	133,670	CAD	178,000	Toronto-Dominion Bank	09/20/23	(856)
USD	82,930	CHF	74,000	Morgan Stanley & Co. International PLC	09/20/23	(415)
USD	584,529	GBP	465,000	Bank of America N.A.	09/20/23	(6,146)
USD	370,312	NOK	3,985,000	Bank of America N.A.	09/20/23	(1,946)
USD	393,530	NZD	646,000	BNP Paribas SA	09/20/23	(2,791)
USD	105,838	SEK	1,142,000	Goldman Sachs International	09/20/23	(435)

						(54,141)

						$36,034

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio

OTC Total Return Swaps

Paid by the Master Portfolio		Received by the Master Portfolio								Upfront Premium	Unrealized
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation (Depreciation)
1-Day SOFR plus 0.33%, 1.09%	Quarterly	Russell 1000 Index Total Return (RU10INTR)	Quarterly	JPMorgan Chase Bank N.A.	N/A	08/08/23	USD	206,178	$14,862,273	$—	$14,862,273
Russell 2000 Index Total Return (RU20INTR)	Quarterly	1-Day SOFR minus 0.03%, 1.09%	Quarterly	JPMorgan Chase Bank N.A.	N/A	08/08/23	USD	181,874	(13,198,316)	—	(13,198,316)
MSCI EAFE Index Net	Quarterly	1-Day SOFR minus 0.19%, 1.09%	Quarterly	JPMorgan Chase Bank N.A.	N/A	11/08/23	USD	44,095	495,353	—	495,353
MSCI Emerging Markets (Net Return)	Quarterly	1-Day SOFR plus 0.23%, 1.09%	Quarterly	Citibank N.A.	N/A	11/08/23	USD	82,397	40,354	—	40,354
MSCI Emerging Markets (Net Return)	Quarterly	1-Day SOFR plus 0.05%, 1.09%	Quarterly	Merrill Lynch International	N/A	11/08/23	USD	105,528	24,116	—	24,116
1-Day SOFR plus 0.21%, 1.09%	Quarterly	Russell 1000 Index Total Return (RU10INTR)	Quarterly	JPMorgan Chase Bank N.A.	N/A	11/08/23	USD	198,812	14,365,724	—	14,365,724
1-Day SOFR plus 0.32%, 1.09%	Quarterly	Russell 1000 Index Total Return (RU10INTR)	Quarterly	Merrill Lynch International	N/A	11/08/23	USD	102,033	7,388,440	—	7,388,440

									$23,977,944	$—	$23,977,944

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$37,176,260	$(13,198,316)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,946,999	$—	$—	$—	$1,946,999
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	90,175	—	—	90,175
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	37,176,260	—	—	—	37,176,260

	$—	$—	$39,123,259	$90,175	$—	$—	$39,213,434

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$224,372	$—	$—	$—	$224,372
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	54,141	—	—	54,141
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	13,198,316	—	—	—	13,198,316

	$—	$—	$13,422,688	$54,141	$—	$—	$13,476,829

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$7,983,132	$—	$—	$—	$7,983,132
Forward foreign currency exchange contracts	—	—	—	75,595	—	—	75,595
Swaps	—	—	12,520,424	—	—	—	12,520,424

	$—	$—	$20,503,556	$75,595	$—	$—	$20,579,151

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$5,941,061	$—	$—	$—	$5,941,061
Forward foreign currency exchange contracts	—	—	—	26,241	—	—	26,241
Swaps	—	—	26,293,491	—	—	—	26,293,491

	$—	$—	$32,234,552	$26,241	$—	$—	$32,260,793

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$57,583,675
Average notional value of contracts — short	$34,554,010

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,640,797
Average amounts sold — in USD	$6,194,109

Total return swaps:
Average notional value	$932,650,865

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$540,693	$227,651
Forward foreign currency exchange contracts	90,175	54,141
Swaps — OTC(a)	37,176,260	13,198,316

Total derivative assets and liabilities in the Statement of Assets and Liabilities	37,807,128	13,480,108

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(540,693)	(227,651)

Total derivative assets and liabilities subject to an MNA	$37,266,435	$13,252,457

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Bank of America N.A.	$70,674	$(8,092)	$—	$—	$62,582
Citibank N.A.	40,354	—	—	(40,354)	—
Goldman Sachs International	17,740	(435)	—	—	17,305
JPMorgan Chase Bank N.A.	29,723,350	(13,198,316)	—	(12,570,000)	3,955,034
Merrill Lynch International	7,412,556	—	—	(6,100,000)	1,312,556
Toronto-Dominion Bank	1,761	(1,761)	—	—	—

	$37,266,435	$(13,208,604)	$—	$(18,710,354)	$5,347,477

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)

Bank of America N.A.	$8,092	$(8,092)	$—	$—	$—
Barclays Bank PLC	701	—	—	—	701
BNP Paribas SA	2,791	—	—	—	2,791
Goldman Sachs International	435	(435)	—	—	—
JPMorgan Chase Bank N.A.	13,198,316	(13,198,316)	—	—	—
Morgan Stanley & Co. International PLC	415	—	—	—	415
Toronto-Dominion Bank	41,707	(1,761)	—	—	39,946

	$13,252,457	$(13,208,604)	$—	$—	$43,853

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$7,354,858	$519,320	$—	$7,874,178
Air Freight & Logistics	1,045,081	1,215,208	—	2,260,289
Automobile Components	4,919,633	1,754,888	—	6,674,521
Automobiles	8,389,070	8,843,696	—	17,232,766
Banks	24,435,776	30,792,429	16	55,228,221
Beverages	7,962,936	4,229,659	—	12,192,595
Biotechnology	29,350,233	2,103,111	—	31,453,344
Broadline Retail	17,742,688	9,906,882	—	27,649,570
Building Products	5,871,880	826,802	—	6,698,682
Capital Markets	8,120,172	1,513,407	—	9,633,579
Chemicals	8,335,951	4,598,254	1	12,934,206
Commercial Services & Supplies	4,036,802	443,526	—	4,480,328
Communications Equipment	2,577,595	1,298,689	—	3,876,284
Construction & Engineering	10,693,358	2,515,499	—	13,208,857
Construction Materials	1,363,653	1,890,841	—	3,254,494
Consumer Finance	4,108,092	957,932	—	5,066,024
Consumer Staples Distribution & Retail	12,401,585	2,599,403	—	15,000,988
Containers & Packaging	795,618	153,211	—	948,829
Diversified Consumer Services	2,883,777	170,284	—	3,054,061
Diversified REITs	1,695,041	53,136	—	1,748,177
Diversified Telecommunication Services	1,814,295	2,964,234	—	4,778,529
Electric Utilities	5,362,452	1,913,213	597	7,276,262
Electrical Equipment	6,078,742	2,456,910	—	8,535,652
Electronic Equipment, Instruments & Components	7,420,926	6,263,270	—	13,684,196
Energy Equipment & Services	4,766,446	27,988	—	4,794,434
Entertainment	3,872,812	2,745,637	—	6,618,449
Financial Services	19,435,403	4,345,732	—	23,781,135
Food Products	5,011,949	4,140,370	—	9,152,319
Gas Utilities	2,137,583	1,002,952	—	3,140,535
Ground Transportation	1,028,517	32,225	—	1,060,742
Health Care Equipment & Supplies	14,425,175	1,617,620	—	16,042,795
Health Care Providers & Services	19,004,615	2,365,063	—	21,369,678
Health Care REITs	52,986	—	—	52,986
Health Care Technology	1,824,478	—	—	1,824,478
Hotel & Resort REITs	2,465,808	—	—	2,465,808
Hotels, Restaurants & Leisure	14,027,086	5,831,851	—	19,858,937
Household Durables	6,384,796	2,273,158	—	8,657,954
Household Products	9,262,672	179,502	—	9,442,174
Independent Power and Renewable Electricity Producers	2,465,817	906,996	—	3,372,813
Industrial Conglomerates	3,238,866	1,996,966	—	5,235,832
Industrial REITs	2,419,524	75,972	—	2,495,496
Insurance	15,107,656	8,557,235	—	23,664,891
Interactive Media & Services	23,790,093	12,089,585	—	35,879,678
IT Services	2,857,739	5,470,189	—	8,327,928
Leisure Products	752,863	53,557	—	806,420
Life Sciences Tools & Services	7,881,481	420,415	—	8,301,896
Machinery	19,411,560	3,630,649	—	23,042,209
Marine Transportation	599,255	586,136	—	1,185,391
Media	4,608,698	222,810	—	4,831,508
Metals & Mining	10,068,749	7,388,790	76	17,457,615
Mortgage Real Estate Investment Trusts (REITs)	1,549,399	—	—	1,549,399
Multi-Utilities	1,158,369	432,598	—	1,590,967
Office REITs	1,988,974	25,603	—	2,014,577

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Diversified Equity Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Oil, Gas & Consumable Fuels	$22,440,631	$10,514,620	$31	$32,955,282
Passenger Airlines	2,449,267	95,078	—	2,544,345
Personal Care Products	1,471,087	2,041,182	—	3,512,269
Pharmaceuticals	14,108,727	6,991,982	—	21,100,709
Professional Services	7,873,186	644,902	—	8,518,088
Real Estate Management & Development	1,392,853	1,580,184	35,528	3,008,565
Residential REITs	3,242,603	—	—	3,242,603
Retail REITs	3,481,351	48,323	—	3,529,674
Semiconductors & Semiconductor Equipment	30,054,189	21,937,810	—	51,991,999
Software	55,851,739	927,507	—	56,779,246
Specialized REITs	2,153,546	—	—	2,153,546
Specialty Retail	18,920,925	1,338,420	—	20,259,345
Technology Hardware, Storage & Peripherals	31,183,234	12,908,305	—	44,091,539
Textiles, Apparel & Luxury Goods	3,933,697	4,398,887	—	8,332,584
Tobacco	65,019	965,982	—	1,031,001
Trading Companies & Distributors	9,508,024	909,862	—	10,417,886
Transportation Infrastructure	—	665,425	—	665,425
Water Utilities	713,719	161,765	—	875,484
Wireless Telecommunication Services	182,000	1,339,666	—	1,521,666
Preferred Securities
Preferred Stocks
Automobiles	—	493,731	—	493,731
Banks	188,931	—	—	188,931
Chemicals	551,393	—	—	551,393
Electric Utilities	121,056	—	—	121,056
Entertainment	3,301	—	—	3,301
Metals & Mining	540,138	—	—	540,138
Oil, Gas & Consumable Fuels	1,748,654	—	—	1,748,654
Real Estate Management & Development	109	—	—	109
Trading Companies & Distributors	39,091	—	—	39,091
Rights
Biotechnology	—	178	6,403	6,581
Consumer Staples Distribution & Retail	—	1,451	—	1,451
Health Care Equipment & Supplies	—	—	378	378
Metals & Mining	8,498	—	—	8,498
Paper & Forest Products	—	—	5,769	5,769
Pharmaceuticals	—	109	1,703	1,812
Warrants	13,622	—	—	13,622
Short-Term Securities
Money Market Funds	182,749,438	—	—	182,749,438

	$781,349,611	$224,368,772	$50,502	$1,005,768,885

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,946,999	$37,176,260	$—	$39,123,259
Foreign Currency Exchange Contracts	—	90,175	—	90,175
Liabilities
Equity Contracts	(224,372)	(13,198,316)	—	(13,422,688)
Foreign Currency Exchange Contracts	—	(54,141)	—	(54,141)

	$1,722,627	$24,013,978	$—	$25,736,605

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Diversified Equity Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$823,019,447
Investments, at value — affiliated(c)	182,749,438
Cash	88,443
Cash pledged for futures contracts	2,818,000
Foreign currency, at value(d)	2,693,410
Receivables:
Investments sold	7,948,355
Securities lending income — affiliated	22,260
Dividends — unaffiliated	1,508,155
Dividends — affiliated	516,996
Variation margin on futures contracts	540,693
Unrealized appreciation on:
Forward foreign currency exchange contracts	90,175
OTC swaps	37,176,260
Prepaid expenses	10,549

Total assets	1,059,182,181

LIABILITIES
Cash received as collateral for OTC derivatives	18,940,000
Collateral on securities loaned	67,661,967
Payables:
Investments purchased	11,036,514
Administration fees	152,652
Deferred foreign capital gain tax	481,655
Investment advisory fees	69,007
Trustees’ fees	2,198
Professional fees	28,807
Variation margin on futures contracts	227,651
Unrealized depreciation on:
Forward foreign currency exchange contracts	54,141
OTC swaps	13,198,316

Total liabilities	111,852,908

Commitments and contingent liabilities
NET ASSETS	$947,329,273

NET ASSETS CONSIST OF
Investors’ capital	$814,677,803
Net unrealized appreciation (depreciation)	132,651,470

NET ASSETS	$947,329,273

(a) Investments, at cost — unaffiliated	$715,625,992
(b) Securities loaned, at value	$65,983,947
(c) Investments, at cost — affiliated	$182,730,071
(d) Foreign currency, at cost	$2,701,630

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended June 30, 2023

Diversified Equity Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$8,297,982
Dividends — affiliated	2,596,951
Securities lending income — affiliated — net	125,659
Foreign taxes withheld	(560,615)

Total investment income	10,459,977

EXPENSES
Investment advisory	1,102,888
Administration	441,155
Professional	30,560
Trustees	6,147

Total expenses	1,580,750
Less:
Fees waived and/or reimbursed by the Administrator	(441,155)
Fees waived and/or reimbursed by the Manager	(494,254)

Total expenses after fees waived and/or reimbursed	645,341

Net investment income	9,814,636

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	4,957,498
Investments — affiliated	(4,292)
Forward foreign currency exchange contracts	75,595
Foreign currency transactions	(44,106)
Futures contracts	7,983,132
Swaps	12,520,424

25,488,251

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	68,189,566
Investments — affiliated	(5,997)
Forward foreign currency exchange contracts	26,241
Foreign currency translations	428
Futures contracts	5,941,061
Swaps	26,293,491

100,444,790

Net realized and unrealized gain	125,933,041

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$135,747,677

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(92,565)
(b) Net of increase in deferred foreign capital gain tax of	$(238,106)

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	31

Statements of Changes in Net Assets

	Diversified Equity Master Portfolio

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,814,636	$15,505,339
Net realized gain (loss)	25,488,251	(58,303,882)
Net change in unrealized appreciation (depreciation)	100,444,790	(144,234,202)

Net increase (decrease) in net assets resulting from operations	135,747,677	(187,032,745)

CAPITAL TRANSACTIONS
Proceeds from contributions	48,957,070	115,505,093
Value of withdrawals	(33,146,974)	(90,542,544)

Net increase in net assets derived from capital transactions	15,810,096	24,962,549

NET ASSETS
Total increase (decrease) in net assets	151,557,773	(162,070,196)
Beginning of period	795,771,500	957,841,696

End of period	$947,329,273	$795,771,500

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (unaudited)

	Diversified Equity Master Portfolio
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	16.48	%(a)	(19.12)%	27.62%	19.60%	31.98%	(3.90)%

Ratios to Average Net Assets(b)
Total expenses	0.36	%(c)	0.36%	0.35%	0.36%	0.36%	0.36%

Total expenses after fees waived and/or reimbursed	0.15	%(c)	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	2.22	%(c)	1.80%	1.28%	1.52%	1.85%	1.88%

Supplemental Data
Net assets, end of period (000)	$947,329		$795,772	$957,842	$733,804	$507,138	$429,098

Portfolio turnover rate	65%		117%	127%	150%	172%	150%

(a)	Not annualized.
(b)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(c)	Annualized.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	33

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Diversified Equity Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Barclays Bank PLC	$7,857,086	$(7,857,086)	$—		$—
Barclays Capital, Inc.	26,949	(26,949)	—		—
BMO Capital Markets Corp.	317,134	(317,134)	—		—

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
BNP Paribas SA	$12,619,482	$(12,619,482)	$—		$—
BofA Securities, Inc.	4,290,759	(4,290,759)	—		—
Citadel Clearing LLC	1,801,111	(1,801,111)	—		—
Citigroup Global Markets, Inc.	24,398	(24,398)	—		—
Credit Suisse Securities (USA) LLC	161,112	(161,112)	—		—
Goldman Sachs & Co. LLC	757,317	(757,317)	—		—
HSBC Bank PLC	3,612,034	(3,612,034)	—		—
J.P. Morgan Securities LLC	11,787,121	(11,787,121)	—		—
Jefferies LLC	400,731	(400,731)	—		—
Macquarie Bank Ltd.	94,354	(94,354)	—		—
Morgan Stanley	14,107,928	(14,107,928)	—		—
Scotia Capital (USA), Inc.	626,221	(626,221)	—		—
SG Americas Securities LLC	759,336	(759,336)	—		—
Toronto-Dominion Bank	1,187,686	(1,187,686)	—		—
UBS AG	3,479,432	(3,479,432)	—		—
UBS Securities LLC	844,119	(844,119)	—		—
Virtu Americas LLC	1,229,178	(1,229,178)	—		—
Wells Fargo Bank N.A.	459	(453)	—		6

	$65,983,947	$(65,983,941)	$—		$6

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2023. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives payment from or makes a payment to the counterparty.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.25%
$1 billion — $3 billion	0.24
$3 billion — $5 billion	0.23
$5 billion — $10 billion	0.22
Greater than $10 billion	0.21

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Expense Waivers and Reimbursements: The Manager has voluntarily agreed to waive 0.095% of the investment advisory fees payable by the Master Portfolio. This voluntary waiver may be terminated at any time. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. During the six months ended June 30, 2023, the Manager waived $419,098 pursuant to this agreement.

BAL voluntarily agreed to waive all of its administration fees payable by the Master Portfolio. This arrangement is voluntary and may be terminated by BAL at any time. This amount is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $441,155.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BAL and BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2024. For the six months ended June 30, 2023, the amount waived was $36,706 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $38,450.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended June 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (unaudited) (continued)

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2023, the Master Portfolio paid BTC $41,037 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

Diversified Equity Master Portfolio	$19,929,708	$18,272,721	$4,307

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term securities, were $525,161,489 and $499,711,003, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Diversified Equity Master Portfolio	$922,884,254	$195,286,567	$(86,665,331)	$108,621,236

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (unaudited) (continued)

securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of Diversified Equity Master Portfolio (the “Fund”) and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Master Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board requested and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper Classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	43

Disclosure of Investment Advisory Agreement (continued)

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Lipper Classification (“Lipper Classification”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second and first quartiles, respectively, against its Lipper Classification. The Board noted that BlackRock believes that the Lipper Classification is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Lipper Classification during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Fund’s actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board additionally noted that BlackRock has voluntarily agreed to waive a portion of its administration and advisory fees payable by the Fund. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund, on behalf of the Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	45

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports and other information regarding the Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Master Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Portfolio’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Master Portfolio makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities and information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Master Portfolio and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	PricewaterhouseCoopers LLP
San Francisco, CA 94105	Philadelphia, PA 19103

Administrator	Legal Counsel
BlackRock Advisors, LLC	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019

Accounting Agent and Custodian	Address of MIP
State Street Bank and Trust Company	400 Howard Street
Boston, MA 02114	San Francisco, CA 94105

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	47

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of June 30, 2023	International Tilts Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Nestle SA	3.0%
ASML Holding NV	2.7
Novartis AG	2.2
Novo Nordisk A/S, Class B	2.1
LVMH Moet Hennessy Louis Vuitton SE	1.9
SAP SE	1.8
BHP Group Ltd., Class DI	1.7
Shell PLC	1.5
AstraZeneca PLC	1.4
Mercedes-Benz Group AG	1.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	20.4%
France	12.8
United Kingdom	11.7
Switzerland	10.4
Germany	10.1
Australia	7.6
Netherlands	5.2
United States	5.1
Spain	3.4
Denmark	2.8
Italy	2.6
Hong Kong	2.3
Sweden	1.7
Norway	1.4
Belgium	1.4
Luxembourg	1.1
Singapore	1.0
Other#	1.8
Liabilities in Excess of Other Assets	(2.8)

#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

Derivative Financial Instruments

International Tilts Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

P O R T F O L I O I N F O R M A T I O N / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	1

Schedule of Investments (unaudited) June 30, 2023	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.6%
Ampol Ltd.	3,003	$59,989
ANZ Group Holdings Ltd.	31,445	497,768
Aristocrat Leisure Ltd.	109,795	2,840,705
Bank of Queensland Ltd.(a)	49,101	179,948
Beach Energy Ltd.	12,896	11,627
BHP Group Ltd., Class DI	162,470	4,884,166
Brambles Ltd.	43,250	415,873
Charter Hall Group	2,899	20,782
Cochlear Ltd.	90	13,789
Commonwealth Bank of Australia	5,754	385,212
CSL Ltd.	7,924	1,467,357
Flight Centre Travel Group Ltd.(b)	34,885	444,718
Fortescue Metals Group Ltd.	126,408	1,875,732
Glencore PLC	5,974	33,872
GPT Group	28,126	77,827
Lottery Corp. Ltd.	25,813	88,494
Macquarie Group Ltd.	16,229	1,931,054
National Australia Bank Ltd.	12,307	216,454
Newcrest Mining Ltd.	6,034	107,637
Rio Tinto Ltd.	11,410	873,774
Rio Tinto PLC	38,420	2,441,577
Sonic Healthcare Ltd.	22,184	527,572
Steadfast Group Ltd.	16,236	65,075
Transurban Group	5,705	54,319
Westpac Banking Corp.	117,382	1,671,357
Worley Ltd.	74,297	784,524

		21,971,202

Austria — 0.5%
ams-OSRAM AG(a)(b)	27,589	198,831
ANDRITZ AG	11,061	616,870
BAWAG Group AG(c)	5,098	235,029
OMV AG	510	21,656
Raiffeisen Bank International AG(b)	28,647	454,595

		1,526,981

Belgium — 1.4%
Anheuser-Busch InBev SA	20,668	1,171,409
Elia Group SA/NV	478	60,732
Groupe Bruxelles Lambert NV	216	17,028
Sofina SA	395	81,891
Solvay SA	23,448	2,621,956

		3,953,016

Denmark — 2.8%
Genmab A/S(b)	1,554	588,900
Novo Nordisk A/S, Class B	37,775	6,102,162
Novozymes A/S, B Shares	27,179	1,268,147
Tryg A/S	9,782	211,839

		8,171,048

France — 12.8%
Aeroports de Paris	170	24,428
Air Liquide SA	1,802	323,162
Arkema SA	7,043	664,130
AXA SA	10,664	315,135
Bureau Veritas SA	30,037	824,066
Capgemini SE	7,671	1,452,447
Carrefour SA	92,796	1,758,551
Cie de Saint-Gobain	823	50,109
Credit Agricole SA	74,786	887,999

Security	Shares	Value

France (continued)
Dassault Aviation SA	9,543	$1,911,950
Dassault Systemes SE	53,821	2,384,860
Edenred	3,056	204,704
Engie SA	105,626	1,758,982
EssilorLuxottica SA	1,053	198,564
Getlink SE	2,860	48,671
Hermes International	1,779	3,867,046
La Francaise des Jeux SAEM(c)	318	12,516
L’Oreal SA	5,505	2,567,952
LVMH Moet Hennessy Louis Vuitton SE	5,910	5,572,611
Pernod Ricard SA	4,739	1,047,199
Safran SA	17,547	2,749,785
Sanofi	19,888	2,141,058
Schneider Electric SE	18,656	3,389,359
Thales SA	2,671	400,193
TotalEnergies SE	3,200	183,695
Ubisoft Entertainment SA(b)	20,639	583,370
Vallourec SA(b)	6,419	75,988
Veolia Environnement SA	46,500	1,471,978
Wendel SE	486	49,915

		36,920,423

Germany — 9.4%
Aurubis AG	663	56,926
BASF SE	6,189	300,682
Bayer AG, Registered Shares	7,538	417,266
Bayerische Motoren Werke AG	15,873	1,952,491
Covestro AG(b)(c)	18,556	965,519
Deutsche Bank AG, Registered Shares	67,842	713,207
Deutsche Telekom AG, Registered Shares	26,903	586,983
Evonik Industries AG	52,860	1,007,235
Freenet AG	24,301	610,264
Fresenius SE & Co. KGaA	488	13,536
GEA Group AG	30,524	1,277,919
HUGO BOSS AG(a)	3,105	242,691
Infineon Technologies AG	87,467	3,602,086
Jenoptik AG	2	69
KION Group AG	516	20,800
Mercedes-Benz Group AG, Registered Shares	48,119	3,873,161
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	198	74,332
Nemetschek SE	5,693	425,021
SAP SE	37,871	5,173,460
Scout24 SE(c)	21,394	1,355,646
Siemens AG, Registered Shares	20,459	3,410,533
Siemens Energy AG(b)	10,120	178,940
TeamViewer SE(b)(c)	43,952	706,457
Volkswagen AG	86	14,375
Zalando SE(b)(c)	5,911	170,468

		27,150,067

Hong Kong — 2.3%
AIA Group Ltd.	374,000	3,798,530
CK Asset Holdings Ltd.	37,500	208,378
CK Hutchison Holdings Ltd.	11,000	67,137
Galaxy Entertainment Group Ltd.(b)	38,000	242,087
Jardine Matheson Holdings Ltd.	25,400	1,288,038
New World Development Co. Ltd.	328,000	810,668
Sino Land Co. Ltd.	16,000	19,698
Sun Hung Kai Properties Ltd.	3,500	44,221

		6,478,757

2	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland — 0.7%
Experian PLC	53,263	$2,044,286

Israel — 0.1%
Bank Hapoalim BM	18,855	155,489
Isracard Ltd.	1,271	5,315
Nice Ltd.(b)	216	44,457
Teva Pharmaceutical Industries Ltd.(b)	17,291	130,942

		336,203

Italy — 2.6%
Assicurazioni Generali SpA	18,039	366,841
Banca Mediolanum SpA	15,809	143,001
Enel SpA	366,947	2,474,112
Ferrari NV	416	136,010
Intesa Sanpaolo SpA	289,557	759,146
Mediobanca Banca di Credito Finanziario SpA	43,235	517,631
MFE-MediaForEurope NV, Class A	40	22
Poste Italiane SpA(a)(c)	42,835	464,028
Recordati Industria Chimica e Farmaceutica SpA	6,867	328,056
Snam SpA	305,196	1,595,061
UniCredit SpA	32,814	763,043

		7,546,951

Japan — 20.4%
Amada Co. Ltd.	56,500	557,421
ANA Holdings, Inc.(b)	3,400	80,989
Asahi Kasei Corp.	27,400	185,527
Astellas Pharma, Inc.	180,300	2,685,113
Central Japan Railway Co.	11,700	1,465,908
Concordia Financial Group Ltd.	10,900	42,618
Dai-ichi Life Holdings, Inc.	28,100	534,459
Daiichi Sankyo Co. Ltd.	1,800	56,759
Daito Trust Construction Co. Ltd.	6,300	638,225
Daiwa House Industry Co. Ltd.	22,500	594,494
Daiwa Securities Group, Inc.	2,900	14,944
Denso Corp.	700	46,790
DMG Mori Co. Ltd.(a)	38,400	667,579
FANUC Corp.	7,000	245,740
Fast Retailing Co. Ltd.	3,000	769,424
FUJIFILM Holdings Corp.	16,000	953,330
Hitachi Ltd.	26,700	1,660,113
Honda Motor Co. Ltd.	29,800	902,757
ITOCHU Corp.	12,400	492,547
J Front Retailing Co. Ltd.	20,400	195,663
Japan Airport Terminal Co. Ltd.	1,000	45,231
Japan Exchange Group, Inc.	7,700	134,738
Japan Post Bank Co. Ltd.(a)	36,000	280,737
Japan Post Holdings Co. Ltd.	14,300	102,778
Japan Tobacco, Inc.(a)	136,500	2,990,166
Kakaku.com, Inc.(a)	29,600	426,390
Kao Corp.(a)	23,400	849,184
KDDI Corp.	38,800	1,198,265
Kirin Holdings Co. Ltd.(a)	9,000	131,424
Kobayashi Pharmaceutical Co. Ltd.	6,600	358,866
Lawson, Inc.	57,400	2,545,102
Marui Group Co. Ltd.	13,900	242,934
Mitsubishi Chemical Group Corp.	119,800	720,553
Mitsubishi Corp.	73,600	3,558,332
Mitsubishi Electric Corp.	11,800	166,815
Mitsubishi Estate Co. Ltd.	7,700	91,478
Mitsubishi Gas Chemical Co., Inc.	57,100	831,792
Mitsubishi HC Capital, Inc.	14,500	86,092
Mitsubishi UFJ Financial Group, Inc.	445,800	3,286,025

Security	Shares	Value

Japan (continued)
Mitsui Fudosan Co. Ltd.	45,400	$904,885
Mizuho Financial Group, Inc.	26,500	405,065
MS&AD Insurance Group Holdings, Inc.	67,200	2,379,705
Murata Manufacturing Co. Ltd.	1,600	91,905
Nexon Co. Ltd.	14,400	276,144
Nidec Corp.	16,200	892,707
Nikon Corp.	4,100	53,230
Nintendo Co. Ltd.	5,700	258,425
Nippon Express Holdings, Inc.(a)	10,900	614,850
Nippon Paint Holdings Co. Ltd.	2,200	18,207
Nippon Steel Corp.	1,700	35,580
Nissan Motor Co. Ltd.	15,300	62,793
Nomura Holdings, Inc.	13,100	49,944
Obic Co. Ltd.	2,600	417,322
Olympus Corp.	21,100	333,915
Omron Corp.	13,400	822,784
Ono Pharmaceutical Co. Ltd.	2,000	36,087
Oracle Corp. Japan	2,500	185,934
Oriental Land Co. Ltd.	2,400	93,159
ORIX Corp.	22,800	415,785
Otsuka Holdings Co. Ltd.	28,500	1,045,427
Recruit Holdings Co. Ltd.	66,000	2,106,411
Renesas Electronics Corp.(b)	2,200	41,519
Resona Holdings, Inc.	66,900	320,315
Santen Pharmaceutical Co. Ltd.	26,900	229,114
Sega Sammy Holdings, Inc.	24,100	516,289
Sekisui House Ltd.	33,500	676,686
Seven & i Holdings Co. Ltd.	2,600	112,326
Shimadzu Corp.	1,800	55,636
Shionogi & Co. Ltd.	24,900	1,050,268
SoftBank Corp.	51,400	549,224
SoftBank Group Corp.	18,500	872,453
Sompo Holdings, Inc.	10,300	462,153
Sumitomo Chemical Co. Ltd.	159,000	483,266
Sumitomo Mitsui Financial Group, Inc.	10,100	432,880
Sumitomo Mitsui Trust Holdings, Inc.	3,600	127,712
Sumitomo Realty & Development Co. Ltd.	4,200	104,080
Suzuki Motor Corp.	9,700	351,749
T&D Holdings, Inc.	30,500	447,308
Takeda Pharmaceutical Co. Ltd.	57,800	1,816,223
Terumo Corp.	22,200	707,062
Tokio Marine Holdings, Inc.	70,100	1,616,054
Tokyo Electron Ltd.	10,200	1,469,090
Tokyo Tatemono Co. Ltd.	1,500	19,316
Toshiba Corp.	6,900	216,517
Toyota Motor Corp.	135,600	2,179,375
Trend Micro, Inc.	1,100	53,247
Tsuruha Holdings, Inc.	2,300	171,299
Unicharm Corp.	1,300	48,340
Yamada Holdings Co. Ltd.	166,300	489,528
ZOZO, Inc.	34,100	707,392

		58,663,987

Luxembourg — 1.1%
ArcelorMittal SA(b)	104,038	2,838,588
SES SA	5	30
Tenaris SA	16,577	247,976

		3,086,594

Netherlands — 5.2%
Argenx SE(b)	637	248,427
ASML Holding NV	10,828	7,853,860
ASR Nederland NV	11,166	503,625

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (unaudited) (continued) June 30, 2023	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
BE Semiconductor Industries NV	138	$14,967
Ferrovial SE	919	29,051
ING Groep NV, Series N	130,554	1,760,076
Koninklijke KPN NV	34,734	123,999
Koninklijke Philips NV	7,646	165,671
Koninklijke Vopak NV	1,534	54,754
NN Group NV	1,170	43,311
QIAGEN NV(b)	1,681	75,561
Signify NV(c)	28,028	785,735
Wolters Kluwer NV	25,953	3,295,343

		14,954,380

New Zealand — 0.1%
Xero Ltd.(b)	3,506	280,900

Norway — 1.4%
Aker BP ASA	16,453	386,010
Aker Carbon Capture ASA(b)	9	12
Aker Horizons ASA(b)	1	1
Aker Solutions ASA	13	47
DNB Bank ASA	86,598	1,619,444
Equinor ASA	33,189	966,425
Gjensidige Forsikring ASA	29,680	475,469
Kongsberg Gruppen ASA	5,735	260,680
Norsk Hydro ASA	1,930	11,505
Telenor ASA	27,654	280,398
Var Energi ASA(a)	40,526	110,180

		4,110,171

Portugal — 0.3%
EDP - Energias de Portugal SA	169,154	826,768

Singapore — 1.0%
Jardine Cycle & Carriage Ltd.(a)	55,600	1,433,701
Singapore Airlines Ltd.(a)	261,800	1,387,023
Singapore Telecommunications Ltd.	6,900	12,780

		2,833,504

South Africa — 0.1%
Anglo American PLC	7,261	206,746

Spain — 3.4%
Acciona SA	3,547	602,245
ACS Actividades de Construccion y Servicios SA	9,372	329,555
Amadeus IT Group SA(b)	15,677	1,193,809
Banco Bilbao Vizcaya Argentaria SA	339,781	2,610,437
Banco Santander SA	267,317	989,645
Bankinter SA	70,167	431,862
CaixaBank SA	318,037	1,317,409
Grifols SA (b)	8,820	113,150
Industria de Diseno Textil SA	8,497	329,580
Repsol SA	31,473	457,743
Telefonica SA	317,042	1,287,177

		9,662,612

Sweden — 1.7%
Assa Abloy AB, Class B	80,175	1,927,164
Electrolux AB, Class B	3,643	49,783
Elekta AB, B Shares	59,730	462,088
Evolution AB(c)	3,212	407,037
Industrivarden AB, C Shares(a)	38,581	1,064,629

Security	Shares	Value

Sweden (continued)
Saab AB, Class B	17,037	$922,314
Swedish Orphan Biovitrum AB(b)	7,088	138,537

		4,971,552

Switzerland — 10.5%
ABB Ltd., Registered Shares	97,872	3,850,366
Chocoladefabriken Lindt & Spruengli AG	115	1,445,892
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	7	868,833
Cie Financiere Richemont SA, Class A, Registered Shares	12,875	2,187,050
Clariant AG, Registered Shares	4,049	58,575
Dufry AG, Registered Shares(b)	297	13,547
Flughafen Zurich AG, Registered Shares	66	13,728
Givaudan SA, Registered Shares	580	1,923,826
Holcim AG, Registered Shares	2,798	188,605
Logitech International SA, Registered Shares	20,220	1,206,833
Nestle SA, Registered Shares	70,655	8,499,197
Novartis AG, Registered Shares	63,293	6,381,163
Roche Holding AG	9,334	2,879,503
Sika AG, Registered Shares	476	136,327
Temenos AG, Registered Shares	5,127	408,241

		30,061,686

United Kingdom — 11.7%
AstraZeneca PLC	28,128	4,032,267
Auto Trader Group PLC(c)	47,683	370,235
BAE Systems PLC	16,566	195,334
Barclays PLC	258,095	504,212
Bellway PLC	4,879	123,365
BP PLC	533,570	3,106,644
British American Tobacco PLC	113,095	3,757,629
Bunzl PLC(a)	2,339	89,135
Centrica PLC	82,513	130,102
CNH Industrial NV	25,112	362,181
Compass Group PLC	18,360	514,137
ConvaTec Group PLC(c)	97,767	254,983
Diploma PLC	973	36,932
DS Smith PLC	22,626	78,294
Dunelm Group PLC	3	43
Endeavour Mining PLC	8,424	202,308
Greggs PLC	715	23,227
GSK PLC	97,970	1,736,278
Halma PLC	3,581	103,653
HSBC Holdings PLC	148,360	1,174,690
IG Group Holdings PLC	15,171	130,529
IMI PLC	16,305	340,124
Intertek Group PLC	553	29,977
Land Securities Group PLC	1,876	13,680
Lloyds Banking Group PLC	702,984	389,698
London Stock Exchange Group PLC	14,091	1,499,752
Pennon Group PLC	952	8,602
Reckitt Benckiser Group PLC	7,992	600,605
RELX PLC	5,756	192,024
Rightmove PLC	48,821	324,330
Sage Group PLC	5,523	64,878
Shell PLC	146,380	4,366,759
Smiths Group PLC	128,433	2,687,041
Spectris PLC	21,098	963,981
Standard Chartered PLC	114,184	993,410
Tesco PLC	265,764	838,364

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Travis Perkins PLC	4,123	$42,701
Unilever PLC	28,507	1,484,479
United Utilities Group PLC	793	9,696
Vodafone Group PLC	1,986,563	1,872,988
Weir Group PLC	3,018	67,379

		33,716,646

Total Common Stocks — 97.1% (Cost: $241,255,313)		279,474,480

Preferred Securities

Preferred Stocks — 0.7%

Germany — 0.7%
Bayerische Motoren Werke AG	1,900	216,515
Schaeffler AG	11	68
Volkswagen AG	12,525	1,684,270

		1,900,853

Total Preferred Securities — 0.7% (Cost: $1,896,676)		1,900,853

Total Long-Term Investments — 97.8% (Cost: $243,151,989)		281,375,333

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(d)(e)(f)	8,642,438	$8,644,166
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(d)(e)	5,880,285	5,880,285

Total Short-Term Securities — 5.0% (Cost: $14,523,289)		14,524,451

Total Investments — 102.8% (Cost: $257,675,278)		295,899,784
Liabilities in Excess of Other Assets — (2.8)%		(8,104,287)

Net Assets — 100.0%		$287,795,497

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Master Portfolio.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,320,732	$3,326,260	(a)	$—	$(1,687)	$(1,139)	$8,644,166	8,642,438	$22,531	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,082,227	798,058	(a)	—	—	—	5,880,285	5,880,285	130,007		—

					$(1,687)	$(1,139)	$14,524,451		$152,538		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	52	09/15/23	$5,604	$36,076

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (unaudited) (continued) June 30, 2023	International Tilts Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$36,076	$—	$—	$—	$36,076

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$443,293	$—	$—	$—	$443,293

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$131,918	$—	$—	$—	$131,918

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,842,075

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$21,971,202	$—	$21,971,202
Austria	—	1,526,981	—	1,526,981
Belgium	—	3,953,016	—	3,953,016
Denmark	—	8,171,048	—	8,171,048
France	—	36,920,423	—	36,920,423
Germany	—	27,150,067	—	27,150,067
Hong Kong	—	6,478,757	—	6,478,757
Ireland	—	2,044,286	—	2,044,286
Israel	—	336,203	—	336,203
Italy	—	7,546,951	—	7,546,951
Japan	—	58,663,987	—	58,663,987
Luxembourg	—	3,086,594	—	3,086,594
Netherlands	29,051	14,925,329	—	14,954,380
New Zealand	—	280,900	—	280,900
Norway	—	4,110,171	—	4,110,171
Portugal	—	826,768	—	826,768
Singapore	—	2,833,504	—	2,833,504
South Africa	—	206,746	—	206,746

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	International Tilts Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Spain	$—	$9,662,612	$—	$9,662,612
Sweden	—	4,971,552	—	4,971,552
Switzerland	—	30,061,686	—	30,061,686
United Kingdom	43	33,716,603	—	33,716,646
Preferred Securities
Preferred Stocks	—	1,900,853	—	1,900,853
Short-Term Securities
Money Market Funds	14,524,451	—	—	14,524,451

	$14,553,545	$281,346,239	$—	$295,899,784

Derivative Financial Instruments(a)
Assets
Equity Contracts	$36,076	$—	$—	$36,076

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Statement of Assets and Liabilities(unaudited)

June 30, 2023

International Tilts Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$281,375,333
Investments, at value — affiliated(c)	14,524,451
Cash	33,196
Cash pledged for futures contracts	199,910
Foreign currency, at value(d)	119,457
Receivables:
Investments sold	3,992,954
Securities lending income — affiliated	2,486
Dividends — unaffiliated	505,295
Dividends — affiliated	25,240
Variation margin on futures contracts	73,491
Prepaid expenses	4,816

Total assets	300,856,629

LIABILITIES
Collateral on securities loaned	8,644,997
Payables:
Investments purchased	4,214,006
Administration fees	23,677
Investment advisory fees	165,035
Trustees’ and Officer’s fees	1,071
Professional fees	12,346

Total liabilities	13,061,132

Commitments and contingent liabilities
NET ASSETS	$287,795,497

NET ASSETS CONSIST OF
Investors’ capital	$249,542,036
Net unrealized appreciation (depreciation)	38,253,461

NET ASSETS	$287,795,497

(a) Investments, at cost — unaffiliated	$243,151,990
(b) Securities loaned, at value	$8,278,478
(c) Investments, at cost — affiliated	$14,523,288
(d) Foreign currency, at cost	$120,763

See notes to financial statements.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations  (unaudited)

Six Months Ended June 30, 2023

International Tilts Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$5,864,860
Dividends — affiliated	130,007
Securities lending income — affiliated — net	22,531
Foreign taxes withheld	(934,379)

Total investment income	5,083,019

EXPENSES
Investment advisory	546,331
Administration	68,291
Professional	11,017
Trustees and Officer	4,069

Total expenses	629,708
Less:
Fees waived and/or reimbursed by the Manager	(85,329)

Total expenses after fees waived and/or reimbursed	544,379

Net investment income	4,538,640

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	9,007,572
Investments — affiliated	(1,687)
Foreign currency transactions	(36,771)
Futures contracts	443,293

9,412,407

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	20,449,919
Investments — affiliated	(1,139)
Foreign currency translations	(11,394)
Futures contracts	131,918

20,569,304

Net realized and unrealized gain	29,981,711

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,520,351

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	International Tilts Master Portfolio

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,538,640	$6,963,445
Net realized gain (loss)	9,412,407	(30,877,866)
Net change in unrealized appreciation (depreciation)	20,569,304	(16,943,951)

Net increase (decrease) in net assets resulting from operations	34,520,351	(40,858,372)

CAPITAL TRANSACTIONS
Proceeds from contributions	—	17,025,691
Value of withdrawals	—	(9,591,747)

Net increase in net assets derived from capital transactions	—	7,433,944

NET ASSETS
Total increase (decrease) in net assets	34,520,351	(33,424,428)
Beginning of period	253,275,146	286,699,574

End of period	$287,795,497	$253,275,146

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (unaudited)

	International Tilts Master Portfolio

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	13.61	%(a)	(13.72)%	13.15%	6.88%	22.30%	(15.06)%

Ratios to Average Net Assets(b)
Total expenses	0.46	%(c)	0.46%	0.46%	0.47%	0.47%	0.46%

Total expenses after fees waived and/or reimbursed	0.40	%(c)	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	3.32	%(c)	2.72%	2.03%	1.78%	3.22%	2.68	%(d)

Supplemental Data
Net assets, end of period (000)	$287,795		$253,275	$286,700	$220,214	$176,066	$147,377

Portfolio turnover rate	67%		122%	180%	261%	151%	130%

(a)	Not annualized.
(b)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(c)	Annualized.
(d)	The ratio of net investment income to average net assets includes 0.04% resulting from a special dividend.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	11

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. International Tilts Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Master Portfolio (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	13

Notes to Financial Statements (unaudited) (continued)

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

BofA Securities, Inc.	$1,065,893	$(1,065,893)	$—		$—
Credit Suisse Securities (USA) LLC	138,658	(138,658)	—		—
Goldman Sachs & Co. LLC	362,899	(362,899)	—		—
HSBC Bank PLC	1,917,337	(1,917,337)	—		—
J.P. Morgan Securities LLC	671,490	(671,490)	—		—
Jefferies LLC	199,831	(199,831)	—		—
Macquarie Bank Ltd.	486,285	(486,285)	—		—
Morgan Stanley	709,904	(709,904)	—		—
State Street Bank & Trust Co.	2,575,691	(2,575,691)	—		—
UBS AG	150,490	(150,490)	—		—

	$8,278,478	$(8,278,478)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.40%
$1 billion -$3 billion	0.38
$3 billion -$5 billion	0.36
$5 billion -$10 billion	0.35
Greater than $10 billion	0.34

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Manager has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administrative services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

The Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”) and BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BFA and BIL for services they provide for that portion of the Master Portfolio for which BFA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2024. Such contractual arrangement may not be terminated prior to July 1, 2024 without the consent of the Board of MIP. This amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $15,086.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $1,951.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended June 30, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

The Manager has contractually agreed to waive administration fees through June 30, 2024. This waiver agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the Manager waived $68,292.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2023, the Master Portfolio paid BTC $6,629 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

International Tilts Master Portfolio	$20,384,975	$23,822,102	$1,499,007

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term securities, were $184,446,328 and $180,196,885, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International Tilts Master Portfolio	$263,406,118	$41,219,615	$(8,689,874)	$32,529,741

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Master Portfolio’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Master Fund, on behalf of International Tilts Master Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue (i) the sub-advisory agreement between the Manager and BlackRock Fund Advisors (“BFA”) with respect to the Fund (the “BFA Sub-Advisory Agreement”) and (ii) the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL,” and together with BFA, the “Sub-Advisors”) with respect to the Fund (the “BIL Sub-Advisory Agreement”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement, the BFA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the continuation of the Agreements for the Fund on an annual basis. The Board members who are not “interested persons” of the Master Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board requested and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper Classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	19

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the BIL with respect to the Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Fund and its shareholders.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, second and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Fund’s actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board additionally noted that BlackRock has contractually agreed to waive its administration fee payable by the Fund. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Master Fund, on behalf of the Fund, (ii) the BFA Sub-Advisory Agreement between the Manager and BFA with respect to the Fund and (iii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund, each for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	21

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports and other information regarding the Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Master Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Portfolio’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Master Portfolio makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities and information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Master Portfolio and Service Providers

Investment Adviser and Administrator	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	PricewaterhouseCoopers LLP
San Francisco, CA 94105	Philadelphia, PA 19103

BlackRock International Limited	Legal Counsel
Edinburgh, EH3 8BL	Sidley Austin LLP
United Kingdom	New York, NY 10019

Accounting Agent and Custodian	Address of MIP
State Street Bank and Trust Company	400 Howard Street
Boston, MA 02114	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	23

Glossary of Terms Used in this Report

Portfolio Abbreviation

MSCI	Morgan Stanley Capital International

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: August 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: August 22, 2023

4